As filed with the Securities and Exchange Commission on December 19, 2008
REGISTRATION NO. 333-156308

AMENDMENT NO. 1
TO
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
______________________

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(EXACT NAME OF  REGISTRANT AS SPECIFIED IN ITS CHARTER)
_______________________

Delaware	04-2461439
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481  (781) 237-6030
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
_______________________

Sandra M. DaDalt, Esq.
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(800) 786-5433
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
_______________________

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, NW, Suite 400E
Washington, D.C. 20007-0805
(202) 965-8156
______________________

Approximate date of commencement of proposed sale to the public: As soon as practicable following effectiveness of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (other than securities offered only in connection with dividend or interest reinvestment plans), check the following box.  ☑

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check One):

Large accelerated filer	□	Accelerated filer	□

Non-accelerated filer	☑	Smaller reporting company	□

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered (1)	Proposed maximum aggregate price per unit(2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Market value adjusted interests under deferred annuity contracts(3) . . . . . . . .	$2,544,650	100%	100%	$100(4)

(1)
An indeterminate number or amount of market value adjusted interests under deferred annuity contracts of Sun Life Assurance Company of Canada (U.S.) that may from time to time be issued at indeterminate prices, in U.S. dollars. In no event will the aggregate maximum offering price of all securities issued pursuant to this registration statement exceed $2,544,650.

(2)	Estimated solely for the purpose of determining the amount of the registration fee.

(3)
The market value adjusted interests registered hereby are the "Guarantee Periods" issued on terms and conditions set forth in deferred annuity contracts and described in the prospectuses contained in this registration statement.

(4)
This amount was paid in connection with the initial filing on December 27, 2005 of a predecessor registration statement (Commission File No. 333-130699) with respect to the offering to be registered hereon, and that amount of fee is being included herein (together with the $2,544,650 of securities registered hereby) pursuant to Rule 415(a)(6) under the Securities Act of 1933. Accordingly, no additional registration fee is being paid herewith.

The Registrant hereby amends his Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The purpose of this Amendment 1 to the Form S-3 registration statement is solely to include in the registration statement the additional prospectuses that are contained in this amendment; and this amendment does not delete or replace any other prospectuses or prospectus supplements that were filed in the initial filing of this registration statement.

PROSPECTUS
MAY 1, 2006
COLUMBIA ALL-STAR TRADITIONS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Value Equity Funds	Mid-Cap Value Equity Funds
AllianceBernstein VPS Growth & Income Portfolio,	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class B	Mid-Cap Blend Equity Funds
Fidelity VIP Equity Income Portfolio, Service Class 2[1]	Columbia Mid Cap Value Fund, Variable Series,
Franklin Templeton VIP Trust Franklin Growth and	Class B7
Income Securities Fund, Class 2	Wanger International Select
Columbia Large Cap Value Fund, Variable Series,	Mid-Cap Growth Equity Funds
Class B4	Wanger Select
Lord Abbett Series Fund Growth and Income Portfolio	Small-Cap Blend Equity Funds
Large-Cap Blend Equity Funds	Wanger International Small Cap
AIM V.I. Core Equity Fund Series II [1,3]	Small-Cap Growth Equity Funds
AllianceBernstein VPS International Growth	MFS VIT New Discovery Series, S Class
Portfolio, Class B2	Wanger U.S. Smaller Companies
Franklin Templeton VIP Trust Mutual Shares	Specialty Funds
Securities Fund, Class 2	AllianceBernstein VPS Global Technology Portfolio,
Franklin Templeton VIP Trust Templeton Foreign	Class B
Securities Fund, Class 2	Rydex VT Financial Services Fund, Investor Class[1]
Columbia Asset Allocation Fund, Variable Series,	Rydex VT Health Care Fund, Investor Class[1]
Class B5	High-Quality Intermediate-Term Bond Funds
Columbia S&P 500 Index Fund, Variable Series,	Columbia Federal Securities Fund, Variable Series,
Class B6	Class A1, 9
MFS VIT Investors Trust Series, S Class	Columbia Federal Securities Fund, Variable Series,
Large-Cap Growth Equity Funds	Class B10
AIM V.I. Capital Appreciation Fund Series II [1]	PIMCO Total Return Portfolio, Administrative Class
AIM V.I. International Growth Fund Series II [1]	High-Quality Long-Term Bond Funds
AllianceBernstein VPS Large Cap Growth Portfolio,	PIMCO Real Return Portfolio, Administrative Class
Class B	Mid/High-Quality Intermediate-Term Bond Funds
Fidelity VIP Dynamic Capital Appreciation Portfolio,	Columbia Strategic Income Fund, Variable Series,
Service Class 2[1]	Class B11
Fidelity VIP Growth Opportunities Portfolio, Service	Low-Quality Short-Term Bond Funds
Class 2[1]	Columbia High Yield Fund, Variable Series, Class B
MFS VIT Emerging Growth Series, S Class	Money Market Fund
MFS VIT Investors Growth Stock Series, S Class	Columbia Money Market Fund, Variable Series,
Rydex VT OTC Fund, Investor Class[1]	Class A8
Columbia Large Cap Growth Fund, Variable Series,
Class B
_________
[1]	Not available to Contracts issued on or after May 1, 2003.
[2]	Formerly known as AllianceBernstein VP Worldwide Privatization Portfolio, Class B.
[3]	Formerly known as AIM V.I. Premier Equity Fund Series II .
[4]	Formerly known as Liberty Growth & Income Fund, Variable Series, Class B.
[5]	Formerly known as Liberty Asset Allocation Fund, Variable Series, Class B.
[6]	Formerly known as Liberty S&P 500 Index Fund, Variable Series, Class B.
[7]	Formerly known as Liberty Select Value Fund, Variable Series, Class B.
[8]	Formerly known as Liberty Money Market Fund, Variable Series, Class A.
[9]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class A.
[10]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class B.
[11]	Formerly known as Colonial Strategic Income Fund, Variable Series, Class B.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds.  AllianceBernstein, L.P., advises the AllianceBernstein VPS Portfolios.  Columbia Management Advisors, LLC, advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Columbia Wanger Asset Management, LLP, advises the Wanger Funds. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios.  Franklin® Advisers, Inc., advises Franklin Growth and Income Fund.  Franklin® Mutual Advisers, LLC, advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios.  Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series.  Pacific Investment Management Company LLC advises the PIMCO Portfolios. Rydex Investments advises the Rydex VT Funds. Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 53 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS 2 [INSERT PAGE NUMBER]
Tax Issues [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan [INSERT PAGE NUMBER]
Availability [INSERT PAGE NUMBER]
Cost of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Withdrawals Under the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Cancellation of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Revocation of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Subsequent Purchase Payments After a Step-Up [INSERT PAGE NUMBER]
Renewal of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Refund of Rider Charges Under the AB Plan [INSERT PAGE NUMBER]
Your Death Under the AB Plan [INSERT PAGE NUMBER]
Your Death Under the WB Plan [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
PERFORMANCE INFORMATION [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION[INSERT PAGE NUMBER]
APPENDIX A -  GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B -  WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C -  CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D -  CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E -  CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX F -  CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G -  CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX H -  CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I -  SECURED RETURNS 2 BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX J -  SECURED RETURNS BENEFIT [INSERT PAGE NUMBER]
APPENDIX K -  CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Columbia All-Star Traditions Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral.  The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.05% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.25% if you were 76 years or older on the Open Date.  We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess a quarterly charge currently equal to 0.125% of your Account Value. In the state of Washington, we assess the charge on Variable Account Value only.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider:  Secured Returns 2

The Secured Returns 2 Benefit ("Secured Returns 2") guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed is known as the "GLB amount."  You may choose to receive your Secured Returns 2 Benefit under one of two plans.  Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, or some later date if you choose to "step-up" your GLB amount, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  (A step-up of the GLB amount to your current Account Value may be made any time after your fifth Account Anniversary.)  Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for the Benefit.  Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero.  The Secured Returns 2 Benefit is available only if you are age 84 or younger on the Open Date.  If you annuitize, Secured Returns 2 terminates. This Benefit may not be available in your state.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For the first Account Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Account Years or (2) all earnings minus any free withdrawals taken during the life of the Contract.  All other Purchase Payments will be subject to a withdrawal charge.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts 02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[4]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets) 5

Mortality and Expense Risks Charge:	1.25%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.55%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

[2]
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege".)

[3]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]
All of the Variable Account Annual Expenses, except for the charges for the Secured Returns 2 Benefit Rider, are assessed as a percentage of average daily net Variable Account assets. The charge for Secured Returns 2 Benefit Rider is assessed on a quarterly basis from your total Account Values.  In the state of Washington the charge is assessed on Variable Account Value only.

[6]
If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.05% of average daily net Variable Account assets.  After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features

Maximum Charge for Optional Death Benefit Rider (as a percentage of average daily net assets):	0.40%[7]

Maximum Charge for Secured Returns Optional Benefit Rider (as a percentage of average daily net assets):	0.40%[8]

Maximum Charge for Optional Living Benefit Rider (Secured Returns 2) (assessed at a quarterly rate of 0.125% of Account Value):	0.50%[9]

Total Variable Account Annual Expenses with Maximum Charges for Optional Death Benefit and Living Benefit Riders:	2.45%[9]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[10]	0.60%	1.66%

[7]
The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

[8]
Available on Contracts issued prior to September 7, 2004.  We will continue to deduct this annual charge until you annuitize your Contract or your Secured Returns Benefit Rider expires or is revoked. If your optional living benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon. (See "Appendix J Secured Returns Benefit" for more information)

[9]
If you elect the Optional Living Benefit Rider, you may choose any one of the optional death benefit riders, except EEB Premier Plus. The charge for the Optional Living Benefit may be increased at the time of step-up to equal the rider fee imposed on newly issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon.

[10]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006.  Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time.  The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,109	$1,890	$2,592	$4,380

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$423	$1,278	$2,147	$4,380

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix L.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from  the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills,  Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under the Secured Returns 2 Benefit.  (See "Optional Living Benefit Rider:  Secured Returns 2.")

We reserve the right to waive these restrictions and exceptions at any time.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well.  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests.  We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

Portfolio Selection

One or more portfolio selection programs may be available in connection with the Contract, at no extra charge. Portfolio Selection is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and portfolio selection does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available portfolio selection models, each of which represents a combination of Sub-Accounts with a different level of risk. These portfolio selection models, as well as the terms and conditions of the portfolio selection program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our portfolio selection programs are "static" programs.  That is to say, if you elect a portfolio selection program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect a portfolio selection program on or after that date.  Owners of any existing portfolio selection programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically.  Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

Capital Protection Plus Program

Under the Capital Protection Plus Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:

●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Account Year will never be more than the total of all New Payments that you have not previously withdrawn.

Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary,  that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% if you are age 75 or younger on the Open Date (1.25% if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect Secured Returns 2, we will deduct a specific charge from your Account Value on the last day of the Account Quarter.   ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.)  The charge per year is currently equal to 0.50% of your Account Value.  See "Cost of the Optional Living Benefit Rider" under "Optional Living Benefit Rider: Secured Returns 2." For Contracts issued in the state of Washington the charge is assessed on Variable Account Value only.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                         * As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS 2

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.  Secured Returns 2 may not be available in your state.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations.  These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2.  With Qualified Contracts used in connection with retirement plans under Section 403(b) of the Code (Tax-Sheltered Annuities) or Section 408(b) of the Code (Individual Retirement Annuities), the yearly RMD amount is generally the same for both the Qualified Contract and the retirement plan.  With Qualified Contracts used in connection with retirement plans under Section 401(a) of the Code (pension and profit sharing plans) and Section 408(a) of the Code (Individual Retirement Accounts), the yearly RMD amount for the retirement plan will be the same for the Qualified Contract only if the Qualified Contract is the only asset of the plan.  Because we do not know what assets are held in your retirement plan, we determine yearly RMD amounts for only this Contract ("Yearly RMD Amounts").

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal.  If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce your remaining GLB amount per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider") when a Yearly RMD Amount withdrawn from your Contract exceeds your maximum WB amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated on a pro rata basis to all Designated Funds (defined below under "Availability") in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 3 in Appendix I.  Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns 2 Benefit.

If you remain in the AB Plan until it matures, you may also be entitled to a refund of the charges you paid for the Secured Returns 2 Benefit. (See "Refund of Rider Charges Under the AB Plan.")

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero.  Once the GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected.  (See "Withdrawals Under the Optional Living Benefit Rider.")  Provided any GLB amount is not exhausted, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in Appendix I.

Availability

Secured Returns 2 is available only if you are age 84 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds, Guarantee Period dollar cost averaging programs and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you purchased the Secured Returns Benefit ("SR1") prior to the later of September 7, 2004, or the date Secured Returns 2 became available for sale in your state, you were given to opportunity to replace SR1 with Secured Returns 2.  If you chose to replace your SR1 with Secured Returns 2, the following terms and conditions apply to your Contract:

●	Your GLB amount did not change.

●
Charges for Secured Returns 2 commenced on the first "Account Quarter" (defined below under "Cost of the Benefit") following the date we received your notification to participate in Secured Returns 2 ("Notification Date"), and were be applied on a pro rata basis starting from the Notification Date.

●	All benefits provided under Secured Returns 2 commenced on the Notification Date.

●	Any refund of rider charges (described below) will only be applied to charges paid after the Notification Date. You will not receive any refund of charges paid for SR1.

●
The time period for measuring the duration of your Secured Returns 2 Benefit will be based upon your Contract's Issue Date.  For example, if you chose to exchange SR1 for Secured Returns 2 twelve months after your Issue Date, your AB Plan will mature in nine years.

●
If you were participating in the WB Plan on the Notification Date, then you must remain in the WB Plan.  If you were participating in the AB Plan on the Notification Date, you may not elect to participate in the WB Plan until after your first Account Anniversary.

Cost of the Optional Living Benefit Rider

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.)  The charge per year for Secured Returns 2 is currently equal to 0.50% of your Account Value (Variable Account Value in Washington).  The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125.  (See Example 12 in Appendix I.)  The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize or

●	your Secured Returns 2 Benefit expires or is revoked

Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge (except in Oregon), until the 7th Account Anniversary.  (See "Cancellation of the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount withdrawn.  To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 6 and 9 in Appendix I.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount, reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 7 in Appendix I.)

You should be aware that a withdrawal in excess of the maximum WB amount might reduce or eliminate your Secured Returns 2 Benefits if your Account Value is less than the GLB amount. Also, in all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been reduced to zero.

For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 9 and 11 in Appendix I.

Cancellation of the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled.

Once Secured Returns 2 has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for Secured Returns 2 (except in Oregon) until your 7th Account Anniversary.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. (In Oregon, you may elect to revoke at any time.) Once revoked, Secured Returns 2 may not be reinstated.  After Secured Returns 2 has been revoked, all benefits and charges will end.

Step-Up

After your fifth Account Anniversary, you may elect to increase the GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Account Anniversary.  (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.)  On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date.  If you elect to step-up your GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up the GLB amount if the current Account Value is greater than the current GLB amount.  If you are in the AB Plan, you must be less than age 85 on the Step-Up Date.  If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount equal to the Secured Returns 2 fee charged on newly issued Contracts at that time.  This fee may be higher than your current Secured Returns 2 fee as set forth below under "Cost of the Benefit." If we are no longer issuing new Contracts with the Secured Returns 2 Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change.  Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date.  (See Example 2 in Appendix I.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount."  After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of the new GLB amount.  Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount."  (See Example 8 in Appendix I.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Subsequent Purchase Payments After a Step-Up

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any Purchase Payments after a Step-Up.   After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made.  (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.)  The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010.  Under the AB Plan that you have elected, your benefit matures on October 1, 2020.  For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed.

Renewal of the Optional Living Benefit Rider

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns 2, provided that we are still offering the Benefit to new Owners.  Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time.  If renewal in the Secured Returns 2 Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued.  We reserve the right to stop offering any Optional Living Benefit to new Owners.  If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns 2.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your last Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value.  The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such "maturity date." No refund of the Secured Returns 2 rider charges will be made if you change from the AB Plan to the WB Plan.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary.  Your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns 2 Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature".  If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT.")  In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

Your Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT.")  In such case, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you.  Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount."  Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Account has been issued within the past 7 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days or longer if required by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income.  Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract.  We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts."  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis.  Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.   The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $50,954, $19,393, and $0, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Columbia All-Star Traditions Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Account	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	7.00%	$ 0	$49,600
(a)4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b)4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c)4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d)4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Account Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 74,750.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	= $100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $60,000.00
Cash Surrender Value*	= $55,150.00
Adjusted Purchase Payments**	= $75,000.00
The Basic Death Benefit would therefore be:	= $75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal.  The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

* Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000
-- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000
-- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
SECURED RETURNS 2 BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2005 with an initial Purchase Payment of $100,000 and you selected the Secured Returns 2 Program.  Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.  Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Low investment performance; no WB election, Step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.  However, assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000.  Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $150,000 at the cost and terms available to new Owners.

EXAMPLE 3: High investment performance; no WB election, Refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.  Assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000.  Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $207,500 at the cost and terms available to new Owners.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $80,000.  The $7,000 withdrawals continue for seven more years.  Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount.  Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.
●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates and no renewal is available.

EXAMPLE 5: High investment performance; WB election, Step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.
●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $90,000.  The $7,000 withdrawals continue for two more years.  Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000.  Assume you elect to step-up.  Your maximum WB amount is calculated as 7% of $80,000 = $5,600.  However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.
●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.
●
Assume that you withdraw $3,000 on February 12, 2021.  At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No Secured Returns 2 renewal is available.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $90,000 at the cost and terms available to new Owners.

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume no withdrawals are made.  On July 1, 2006, assume that your Account Value is $95,000.  The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.
●
Assume that you make another withdrawal of $5,000 on April 5, 2007.  This is now a new Account Year, so the maximum WB amount has not been exceeded yet.  Your remaining GLB amount is now $90,000.  Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007.  Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000.  Assume that your Account is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000).  Therefore, your new remaining GLB amount is $74,000.  Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e.,  ($90,000 - $2,000) / $7,000 = 12.57 years).  Thus the new maximum WB amount becomes $5,887 ($74,000 / 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance, Step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up.  Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000.  Your remaining GLB amount is now $95,000.  Your Account Value is now $120,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000.  Assume that you do step-up.  Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010.  Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum.  Assume that you withdraw this $3,400.  Your remaining GLB amount is now $116,600 ($120,000 - $3,400).  Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year.  Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum.  Assume that you do withdraw $8,400 in this Account Year.  On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.
●
Assume that you withdraw $7,400 on March 12, 2024.  At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No Secured Returns 2 renewal is available.

EXAMPLE 9: Withdrawals with Sub-deposits under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you deposit an additional $80,000.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)]
●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000/240,000)].
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $140,000 at the cost and terms available to new Owners.

EXAMPLE 10: Step-up and Sub-deposits under the AB Plan; high investment performance, Step-up elected, Refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Funds had high investment performance.  Assume that your Account Value is $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000.  Assume that you do elect to step-up.

●	On June 1, 2011, you deposit an additional $80,000.
●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new deposit amount.

●
Your  new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up).  Assume that on January 1, 2020 your Account Value is $280,000.  Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.
●
If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Secured Returns 2 with a new GLB amount of $295,130 at the cost and terms available to new Owners.

EXAMPLE 11: Withdrawals with Sub-deposits under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●	On January 6, 2007, you make an additional deposit of $50,000.
●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).
●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].
●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.
●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional deposits and the maximum WB amount is withdrawn annually.
●
Assume that on January 1, 2016, your Account Value is $0.  Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)].  Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020.  At that time, the Secured Returns 2 terminates and no Secured Returns 2 renewal is available.

EXAMPLE 12: Calculation of Explicit Rider Charges.

●
 Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years.  Also assume that you do not elect to step-up at any time.

●
 On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79.  The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
 On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23.  The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
 On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69.  The fee deducted on September 30, 2005 is  $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
 This pattern continues until the maturity date for your Benefit of January 1, 2015.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made.  Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

●
If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount equal to the ending January 1, 2015 Account Value at the cost and terms available to new Owners.

APPENDIX J -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for on all Contracts issued prior to September 7, 2004. Subject to state availability, after September 7, 2004, a new enhanced living benefit rider, "Secured Returns 2", became available under the Contract. The following information applies to your Contract if you purchased your Contract prior to the date Secured Returns 2 became available in your state and you have not elected to replace your Secured Returns Benefit with the Secured Returns 2.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed can be greater than or less than your Account Value.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked.  Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 below.

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners.  Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time.  If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued.  We reserve the right to stop offering the optional Secured Returns Benefit to new Owners.  If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 below.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 below.)

If you (as Participant) die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary.  Your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.   If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining RGLB amount may be adversely affected. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount.  In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 below.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 below.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you (as Participant) die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance " under "DEATH BENEFIT.")  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance;  no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●
Assume that on January 1, 2013, your Account Value is $85,000.  On that date, your Account Value will be increased by  $15,000 ($100,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2:  High investment performance;  no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●
Assume that on January 1, 2013, your Account Value is $200,000.  Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3:  Low investment performance;  WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)).  Assume that, on that date, your Account Value is $0.  These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken.  At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4:  High investment performance;  WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●
Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount.   The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit.  Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan.  Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year.  Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5:  Withdrawals Under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●
Assume you make no more withdrawals or deposits and that your Account Value, on January 1, 2013, is $85,000.  Your Account Value will be increased by $5,000 ($90,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6:  Withdrawals Under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to  $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount.   Your remaining GLB amount is thus reduced to  $74,000;  i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000).  Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7:  Withdrawals with Subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000.  Your Account Value is reduced to $200,000.  Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●
Assume that, on January 1, 2013, your Account Value is $125,000.  On that date, your Account Value will be increased by  $29,167 ($154,167 - $125,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8:  Withdrawals with Subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
Assume that, on January 6, 2004, you make an additional deposit of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.  No renewal of the Secured Returns Benefit is available.

APPENDIX K -
CONDENSED FINANCIAL INFORMATION

The following information for COLUMBIA ALL-STAR TRADITIONS should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	14.103	15.107	0
AIM V.I. Capital Appreciation Fund Series 2	01	2004	13.446	14.103	0
AIM V.I. Capital Appreciation Fund Series 2	01	2003	10.550	13.446	0
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	10.550	0

AIM V.I. Capital Appreciation Fund Series 2	02	2005	14.035	15.003	0
AIM V.I. Capital Appreciation Fund Series 2	02	2004	13.407	14.035	0
AIM V.I. Capital Appreciation Fund Series 2	02	2003	10.542	13.407	0
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	10.542	0

AIM V.I. Capital Appreciation Fund Series 2	03	2005	14.018	14.977	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	13.398	14.018	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	10.540	13.398	0
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	10.540	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	13.966	14.900	0
AIM V.I. Capital Appreciation Fund Series 2	04	2004	13.369	13.966	0
AIM V.I. Capital Appreciation Fund Series 2	04	2003	10.533	13.369	0
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	10.533	0

AIM V.I. Capital Appreciation Fund Series 2	05	2005	13.949	14.874	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	13.359	13.949	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	10.531	13.359	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	10.531	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	13.898	14.797	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	13.331	13.898	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	10.524	13.331	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	10.524	0

AIM V.I. Capital Appreciation Fund Series 2	07	2005	12.298	13.086	0
AIM V.I. Capital Appreciation Fund Series 2	07	2004	11.802	12.298	0
AIM V.I. Capital Appreciation Fund Series 2	07	2003	10.000	11.802	0

AIM V.I. Capital Appreciation Fund Series 2	08	2005	12.256	13.016	0
AIM V.I. Capital Appreciation Fund Series 2	08	2004	11.787	12.256	0
AIM V.I. Capital Appreciation Fund Series 2	08	2003	10.000	11.787	0

AIM V.I. International Growth Fund Series 2	01	2005	15.004	17.423	0
AIM V.I. International Growth Fund Series 2	01	2004	12.296	15.004	0
AIM V.I. International Growth Fund Series 2	01	2003	9.692	12.296	0
AIM V.I. International Growth Fund Series 2	01	2002	10.000	9.692	58

AIM V.I. International Growth Fund Series 2	02	2005	14.931	17.303	0
AIM V.I. International Growth Fund Series 2	02	2004	12.261	14.931	0
AIM V.I. International Growth Fund Series 2	02	2003	9.684	12.261	0
AIM V.I. International Growth Fund Series 2	02	2002	10.000	9.684	0

AIM V.I. International Growth Fund Series 2	03	2005	14.913	17.273	0
AIM V.I. International Growth Fund Series 2	03	2004	12.252	14.913	0
AIM V.I. International Growth Fund Series 2	03	2003	9.682	12.252	0
AIM V.I. International Growth Fund Series 2	03	2002	10.000	9.682	0

AIM V.I. International Growth Fund Series 2	04	2005	14.858	17.184	0
AIM V.I. International Growth Fund Series 2	04	2004	12.226	14.858	0
AIM V.I. International Growth Fund Series 2	04	2003	9.676	12.226	0
AIM V.I. International Growth Fund Series 2	04	2002	10.000	9.676	0

AIM V.I. International Growth Fund Series 2	05	2005	14.840	17.154	0
AIM V.I. International Growth Fund Series 2	05	2004	12.217	14.840	0
AIM V.I. International Growth Fund Series 2	05	2003	9.674	12.217	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	9.674	0

AIM V.I. International Growth Fund Series 2	06	2005	14.786	17.065	0
AIM V.I. International Growth Fund Series 2	06	2004	12.191	14.786	0
AIM V.I. International Growth Fund Series 2	06	2003	9.668	12.191	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	9.668	0

AIM V.I. International Growth Fund Series 2	07	2005	14.981	17.281	0
AIM V.I. International Growth Fund Series 2	07	2004	12.358	14.981	0
AIM V.I. International Growth Fund Series 2	07	2003	10.000	12.358	0

AIM V.I. International Growth Fund Series 2	08	2005	14.930	17.188	0
AIM V.I. International Growth Fund Series 2	08	2004	12.342	14.930	0
AIM V.I. International Growth Fund Series 2	08	2003	10.000	12.342	0

AIM V.I. Premier Equity Fund Series 2	01	2005	13.357	13.884	0
AIM V.I. Premier Equity Fund Series 2	01	2004	12.835	13.357	0
AIM V.I. Premier Equity Fund Series 2	01	2003	10.423	12.835	0
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	10.423	0

AIM V.I. Premier Equity Fund Series 2	02	2005	13.292	13.788	0
AIM V.I. Premier Equity Fund Series 2	02	2004	12.799	13.292	0
AIM V.I. Premier Equity Fund Series 2	02	2003	10.414	12.799	0
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	10.414	0

AIM V.I. Premier Equity Fund Series 2	03	2005	13.276	13.765	0
AIM V.I. Premier Equity Fund Series 2	03	2004	12.790	13.276	0
AIM V.I. Premier Equity Fund Series 2	03	2003	10.412	12.790	0
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	10.412	0

AIM V.I. Premier Equity Fund Series 2	04	2005	13.227	13.693	0
AIM V.I. Premier Equity Fund Series 2	04	2004	12.762	13.227	0
AIM V.I. Premier Equity Fund Series 2	04	2003	10.406	12.762	0
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	10.406	0

AIM V.I. Premier Equity Fund Series 2	05	2005	13.211	13.670	0
AIM V.I. Premier Equity Fund Series 2	05	2004	12.753	13.211	0
AIM V.I. Premier Equity Fund Series 2	05	2003	10.404	12.753	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	10.404	0

AIM V.I. Premier Equity Fund Series 2	06	2005	13.163	13.599	0
AIM V.I. Premier Equity Fund Series 2	06	2004	12.726	13.163	0
AIM V.I. Premier Equity Fund Series 2	06	2003	10.397	12.726	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	10.397	0

AIM V.I. Premier Equity Fund Series 2	07	2005	11.798	12.183	0
AIM V.I. Premier Equity Fund Series 2	07	2004	11.413	11.798	0
AIM V.I. Premier Equity Fund Series 2	07	2003	10.000	11.413	0

AIM V.I. Premier Equity Fund Series 2	08	2005	11.759	12.117	0
AIM V.I. Premier Equity Fund Series 2	08	2004	11.398	11.759	0
AIM V.I. Premier Equity Fund Series 2	08	2003	10.000	11.398	0

Alliance Bernstein VP Global Technology Portfolio	01	2005	15.477	15.825	1,269
Alliance Bernstein VP Global Technology Portfolio	01	2004	14.930	15.477	1,270
Alliance Bernstein VP Global Technology Portfolio	01	2003	10.525	14.930	0
Alliance Bernstein VP Global Technology Portfolio	01	2002	10.000	10.525	0

Alliance Bernstein VP Global Technology Portfolio	02	2005	15.401	15.716	0
Alliance Bernstein VP Global Technology Portfolio	02	2004	14.887	15.401	0
Alliance Bernstein VP Global Technology Portfolio	02	2003	10.516	14.887	0
Alliance Bernstein VP Global Technology Portfolio	02	2002	10.000	10.516	0

Alliance Bernstein VP Global Technology Portfolio	03	2005	15.383	15.689	0
Alliance Bernstein VP Global Technology Portfolio	03	2004	14.877	15.383	0
Alliance Bernstein VP Global Technology Portfolio	03	2003	10.514	14.877	0
Alliance Bernstein VP Global Technology Portfolio	03	2002	10.000	10.514	0

Alliance Bernstein VP Global Technology Portfolio	04	2005	15.326	15.608	0
Alliance Bernstein VP Global Technology Portfolio	04	2004	14.845	15.326	0
Alliance Bernstein VP Global Technology Portfolio	04	2003	10.508	14.845	0
Alliance Bernstein VP Global Technology Portfolio	04	2002	10.000	10.508	0

Alliance Bernstein VP Global Technology Portfolio	05	2005	15.308	15.581	0
Alliance Bernstein VP Global Technology Portfolio	05	2004	14.834	15.308	0
Alliance Bernstein VP Global Technology Portfolio	05	2003	10.505	14.834	0
Alliance Bernstein VP Global Technology Portfolio	05	2002	10.000	10.505	0

Alliance Bernstein VP Global Technology Portfolio	06	2005	15.251	15.500	0
Alliance Bernstein VP Global Technology Portfolio	06	2004	14.802	15.251	0
Alliance Bernstein VP Global Technology Portfolio	06	2003	10.499	14.802	0
Alliance Bernstein VP Global Technology Portfolio	06	2002	10.000	10.499	0

Alliance Bernstein VP Global Technology Portfolio	07	2005	12.853	13.057	0
Alliance Bernstein VP Global Technology Portfolio	07	2004	12.482	12.853	0
Alliance Bernstein VP Global Technology Portfolio	07	2003	10.000	12.482	0

Alliance Bernstein VP Global Technology Portfolio	08	2005	12.810	12.986	0
Alliance Bernstein VP Global Technology Portfolio	08	2004	12.465	12.810	0
Alliance Bernstein VP Global Technology Portfolio	08	2003	10.000	12.465	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	13.482	15.274	9,775
Alliance Bernstein Large Cap Growth Portfolio	01	2004	12.614	13.482	6,156
Alliance Bernstein Large Cap Growth Portfolio	01	2003	10.365	12.614	2,317
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	10.365	42

Alliance Bernstein VP Large Cap Growth Portfolio	02	2005	13.416	15.169	5,875
Alliance Bernstein VP Large Cap Growth Portfolio	02	2004	12.578	13.416	6,270
Alliance Bernstein VP Large Cap Growth Portfolio	02	2003	10.356	12.578	5,098
Alliance Bernstein VP Large Cap Growth Portfolio	02	2002	10.000	10.356	0

Alliance Bernstein VP Large Cap Growth Portfolio	03	2005	13.400	15.143	0
Alliance Bernstein VP Large Cap Growth Portfolio	03	2004	12.569	13.400	0
Alliance Bernstein VP Large Cap Growth Portfolio	03	2003	10.354	12.569	0
Alliance Bernstein VP Large Cap Growth Portfolio	03	2002	10.000	10.354	0

Alliance Bernstein VP Large Cap Growth Portfolio	04	2005	13.350	15.064	13,554
Alliance Bernstein VP Large Cap Growth Portfolio	04	2004	12.542	13.350	15,277
Alliance Bernstein VP Large Cap Growth Portfolio	04	2003	10.347	12.542	6,916
Alliance Bernstein VP Large Cap Growth Portfolio	04	2002	10.000	10.347	0

Alliance Bernstein VP Large Cap Growth Portfolio	05	2005	13.334	15.038	0
Alliance Bernstein VP Large Cap Growth Portfolio	05	2004	12.533	13.334	0
Alliance Bernstein VP Large Cap Growth Portfolio	05	2003	10.345	12.533	0
Alliance Bernstein VP Large Cap Growth Portfolio	05	2002	10.000	10.345	0

Alliance Bernstein VP Large Cap Growth Portfolio	06	2005	13.285	14.960	381
Alliance Bernstein VP Large Cap Growth Portfolio	06	2004	12.506	13.285	416
Alliance Bernstein VP Large Cap Growth Portfolio	06	2003	10.339	12.506	0
Alliance Bernstein VP Large Cap Growth Portfolio	06	2002	10.000	10.339	0

Alliance Bernstein VP Large Cap Growth Portfolio	07	2005	11.761	13.237	10,580
Alliance Bernstein VP Large Cap Growth Portfolio	07	2004	11.077	11.761	10,371
Alliance Bernstein VP Large Cap Growth Portfolio	07	2003	10.000	11.077	927

Alliance Bernstein VP Large Cap Growth Portfolio	08	2005	11.721	13.166	0
Alliance Bernstein VP Large Cap Growth Portfolio	08	2004	11.062	11.721	0
Alliance Bernstein VP Large Cap Growth Portfolio	08	2003	10.000	11.062	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	15.059	15.540	8,219
Alliance Bernstein VP Growth and Income Portfolio	01	2004	13.726	15.059	2,780
Alliance Bernstein VP Growth and Income Portfolio	01	2003	10.526	13.726	549
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	10.526	43

Alliance Bernstein VP Growth and Income Portfolio	02	2005	14.986	15.433	5,052
Alliance Bernstein VP Growth and Income Portfolio	02	2004	13.687	14.986	5,089
Alliance Bernstein VP Growth and Income Portfolio	02	2003	10.517	13.687	189
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	10.517	0

Alliance Bernstein VP Growth and Income Portfolio	03	2005	14.968	15.406	0
Alliance Bernstein VP Growth and Income Portfolio	03	2004	13.677	14.968	0
Alliance Bernstein VP Growth and Income Portfolio	03	2003	10.515	13.677	0
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	10.515	0

Alliance Bernstein VP Growth and Income Portfolio	04	2005	14.913	15.326	10,812
Alliance Bernstein VP Growth and Income Portfolio	04	2004	13.648	14.913	11,037
Alliance Bernstein VP Growth and Income Portfolio	04	2003	10.509	13.648	5,127
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	10.509	0

Alliance Bernstein VP Growth and Income Portfolio	05	2005	14.895	15.300	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	13.638	14.895	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	10.506	13.638	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	10.506	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	14.840	15.220	500
Alliance Bernstein VP Growth and Income Portfolio	06	2004	13.609	14.840	496
Alliance Bernstein VP Growth and Income Portfolio	06	2003	10.500	13.609	0
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	10.500	0

Alliance Bernstein VP Growth and Income Portfolio	07	2005	12.851	13.174	8,698
Alliance Bernstein VP Growth and Income Portfolio	07	2004	11.791	12.851	7,765
Alliance Bernstein VP Growth and Income Portfolio	07	2003	10.000	11.791	712

Alliance Bernstein VP Growth and Income Portfolio	08	2005	12.808	13.103	0
Alliance Bernstein VP Growth and Income Portfolio	08	2004	11.775	12.808	0
Alliance Bernstein VP Growth and Income Portfolio	08	2003	10.000	11.775	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	17.722	21.077	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	14.491	17.722	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	10.267	14.491	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	10.267	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	17.636	20.932	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	14.450	17.636	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	10.259	14.450	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	10.259	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	17.614	20.896	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	14.440	17.614	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	10.257	14.440	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	10.257	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	17.550	20.787	182
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	14.409	17.550	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	10.250	14.409	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	10.250	0

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	17.528	20.751	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	14.399	17.528	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	10.248	14.399	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	10.248	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	17.464	20.644	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	14.368	17.464	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	10.242	14.368	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	10.242	0

Alliance Bernstein VP Worldwide Privatization Portfolio	07	2005	16.279	19.233	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2004	13.400	16.279	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2003	10.000	13.400	0

Alliance Bernstein VP Worldwide Privatization Portfolio	08	2005	16.225	19.130	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2004	13.382	16.225	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2003	10.000	13.382	0

Colonial Strategic Income	01	2005	13.459	13.465	302
Colonial Strategic Income	01	2004	12.420	13.459	2,381
Colonial Strategic Income	01	2003	10.641	12.420	18,148
Colonial Strategic Income	01	2002	10.000	10.641	0

Colonial Strategic Income	02	2005	13.394	13.372	581
Colonial Strategic Income	02	2004	12.385	13.394	600
Colonial Strategic Income	02	2003	10.633	12.385	409
Colonial Strategic Income	02	2002	10.000	10.633	0

Colonial Strategic Income	03	2005	13.377	13.349	0
Colonial Strategic Income	03	2004	12.376	13.377	0
Colonial Strategic Income	03	2003	10.630	12.376	0
Colonial Strategic Income	03	2002	10.000	10.630	0

Colonial Strategic Income	04	2005	13.328	13.280	0
Colonial Strategic Income	04	2004	12.349	13.328	0
Colonial Strategic Income	04	2003	10.624	12.349	0
Colonial Strategic Income	04	2002	10.000	10.624	0

Colonial Strategic Income	05	2005	13.312	13.257	0
Colonial Strategic Income	05	2004	12.340	13.312	0
Colonial Strategic Income	05	2003	10.622	12.340	0
Colonial Strategic Income	05	2002	10.000	10.622	0

Colonial Strategic Income	06	2005	13.263	13.188	0
Colonial Strategic Income	06	2004	12.314	13.263	0
Colonial Strategic Income	06	2003	10.615	12.314	0
Colonial Strategic Income	06	2002	10.000	10.615	0

Colonial Strategic Income	07	2005	11.454	11.383	0
Colonial Strategic Income	07	2004	10.639	11.454	0
Colonial Strategic Income	07	2003	10.000	10.639	0

Colonial Strategic Income	08	2005	11.415	11.322	0
Colonial Strategic Income	08	2004	10.626	11.415	0
Colonial Strategic Income	08	2003	10.000	10.626	0

Columbia High Yield	01	2005	12.416	12.543	623
Columbia High Yield	01	2004	11.750	12.416	3,143
Columbia High Yield	01	2003	10.000	11.750	19,091

Columbia High Yield	02	2005	12.355	12.457	2,703
Columbia High Yield	02	2004	11.717	12.355	2,708
Columbia High Yield	02	2003	10.000	11.717	433

Columbia High Yield	03	2005	12.340	12.435	0
Columbia High Yield	03	2004	11.708	12.340	0
Columbia High Yield	03	2003	10.000	11.708	0

Columbia High Yield	04	2005	12.295	12.371	6,523
Columbia High Yield	04	2004	11.683	12.295	6,463
Columbia High Yield	04	2003	10.000	11.683	2,662

Columbia High Yield	05	2005	12.280	12.350	0
Columbia High Yield	05	2004	11.675	12.280	0
Columbia High Yield	05	2003	10.000	11.675	0

Columbia High Yield	06	2005	12.235	12.285	387
Columbia High Yield	06	2004	11.650	12.235	376
Columbia High Yield	06	2003	10.000	11.650	0

Columbia High Yield	07	2005	10.900	10.940	4,655
Columbia High Yield	07	2004	10.385	10.900	4,068
Columbia High Yield	07	2003	10.000	10.385	359

Columbia High Yield	08	2005	10.864	10.881	0
Columbia High Yield	08	2004	10.371	10.864	0
Columbia High Yield	08	2003	10.000	10.371	0

Columbia Large Cap Growth Fund	01	2005	12.047	12.419	3,243
Columbia Large Cap Growth Fund	01	2004	12.480	12.047	4,567
Columbia Large Cap Growth Fund	01	2003	10.117	12.480	4,485
Columbia Large Cap Growth Fund	01	2002	10.000	10.117	0

Columbia Large Cap Growth Fund	02	2005	11.988	12.333	2,892
Columbia Large Cap Growth Fund	02	2004	12.445	11.988	1,206
Columbia Large Cap Growth Fund	02	2003	10.109	12.445	422
Columbia Large Cap Growth Fund	02	2002	10.000	10.109	0

Columbia Large Cap Growth Fund	03	2005	11.973	12.312	0
Columbia Large Cap Growth Fund	03	2004	12.436	11.973	0
Columbia Large Cap Growth Fund	03	2003	10.107	12.436	0
Columbia Large Cap Growth Fund	03	2002	10.000	10.107	0

Columbia Large Cap Growth Fund	04	2005	11.930	12.248	0
Columbia Large Cap Growth Fund	04	2004	12.409	11.930	0
Columbia Large Cap Growth Fund	04	2003	10.100	12.409	0
Columbia Large Cap Growth Fund	04	2002	10.000	10.100	0

Columbia Large Cap Growth Fund	05	2005	11.915	12.227	0
Columbia Large Cap Growth Fund	05	2004	12.401	11.915	0
Columbia Large Cap Growth Fund	05	2003	10.098	12.401	0
Columbia Large Cap Growth Fund	05	2002	10.000	10.098	0

Columbia Large Cap Growth Fund	06	2005	11.871	12.163	0
Columbia Large Cap Growth Fund	06	2004	12.374	11.871	0
Columbia Large Cap Growth Fund	06	2003	10.092	12.374	0
Columbia Large Cap Growth Fund	06	2002	10.000	10.092	0

Columbia Large Cap Growth Fund	07	2005	10.863	11.124	0
Columbia Large Cap Growth Fund	07	2004	11.329	10.863	0
Columbia Large Cap Growth Fund	07	2003	10.000	11.329	0

Columbia Large Cap Growth Fund	08	2005	10.826	11.064	0
Columbia Large Cap Growth Fund	08	2004	11.314	10.826	0
Columbia Large Cap Growth Fund	08	2003	10.000	11.314	0

Fidelity Dynamic Capital Appreciation Portfolio	01	2005	14.068	16.748	0
Fidelity Dynamic Capital Appreciation Portfolio	01	2004	14.081	14.068	0
Fidelity Dynamic Capital Appreciation Portfolio	01	2003	11.427	14.081	0
Fidelity Dynamic Capital Appreciation Portfolio	01	2002	10.000	11.427	0

Fidelity Dynamic Capital Appreciation Portfolio	02	2005	14.000	16.633	0
Fidelity Dynamic Capital Appreciation Portfolio	02	2004	14.041	14.000	0
Fidelity Dynamic Capital Appreciation Portfolio	02	2003	11.417	14.041	0
Fidelity Dynamic Capital Appreciation Portfolio	02	2002	10.000	11.417	0

Fidelity Dynamic Capital Appreciation Portfolio	03	2005	13.983	16.605	0
Fidelity Dynamic Capital Appreciation Portfolio	03	2004	14.031	13.983	0
Fidelity Dynamic Capital Appreciation Portfolio	03	2003	11.415	14.031	0
Fidelity Dynamic Capital Appreciation Portfolio	03	2002	10.000	11.415	0

Fidelity Dynamic Capital Appreciation Portfolio	04	2005	13.931	16.518	0
Fidelity Dynamic Capital Appreciation Portfolio	04	2004	14.001	13.931	0
Fidelity Dynamic Capital Appreciation Portfolio	04	2003	11.408	14.001	0
Fidelity Dynamic Capital Appreciation Portfolio	04	2002	10.000	11.408	0

Fidelity Dynamic Capital Appreciation Portfolio	05	2005	13.914	16.490	0
Fidelity Dynamic Capital Appreciation Portfolio	05	2004	13.991	13.914	0
Fidelity Dynamic Capital Appreciation Portfolio	05	2003	11.406	13.991	0
Fidelity Dynamic Capital Appreciation Portfolio	05	2002	10.000	11.406	0

Fidelity Dynamic Capital Appreciation Portfolio	06	2005	13.863	16.404	0
Fidelity Dynamic Capital Appreciation Portfolio	06	2004	13.961	13.863	0
Fidelity Dynamic Capital Appreciation Portfolio	06	2003	11.398	13.961	0
Fidelity Dynamic Capital Appreciation Portfolio	06	2002	10.000	11.398	0

Fidelity Dynamic Capital Appreciation Portfolio	07	2005	11.239	13.292	0
Fidelity Dynamic Capital Appreciation Portfolio	07	2004	11.324	11.239	0
Fidelity Dynamic Capital Appreciation Portfolio	07	2003	10.000	11.324	0

Fidelity Dynamic Capital Appreciation Portfolio	08	2005	11.201	13.221	0
Fidelity Dynamic Capital Appreciation Portfolio	08	2004	11.309	11.201	0
Fidelity Dynamic Capital Appreciation Portfolio	08	2003	10.000	11.309	0

Fidelity Equity Income Portfolio	01	2005	14.735	15.346	0
Fidelity Equity Income Portfolio	01	2004	13.428	14.735	0
Fidelity Equity Income Portfolio	01	2003	10.468	13.428	0
Fidelity Equity Income Portfolio	01	2002	10.000	10.468	4

Fidelity Equity Income Portfolio	02	2005	14.663	15.240	0
Fidelity Equity Income Portfolio	02	2004	13.390	14.663	0
Fidelity Equity Income Portfolio	02	2003	10.460	13.390	0
Fidelity Equity Income Portfolio	02	2002	10.000	10.460	0

Fidelity Equity Income Portfolio	03	2005	14.645	15.214	0
Fidelity Equity Income Portfolio	03	2004	13.381	14.645	0
Fidelity Equity Income Portfolio	03	2003	10.458	13.381	0
Fidelity Equity Income Portfolio	03	2002	10.000	10.458	0

Fidelity Equity Income Portfolio	04	2005	14.591	15.135	0
Fidelity Equity Income Portfolio	04	2004	13.352	14.591	0
Fidelity Equity Income Portfolio	04	2003	10.451	13.352	0
Fidelity Equity Income Portfolio	04	2002	10.000	10.451	0

Fidelity Equity Income Portfolio	05	2005	14.573	15.109	0
Fidelity Equity Income Portfolio	05	2004	13.342	14.573	0
Fidelity Equity Income Portfolio	05	2003	10.449	13.342	0
Fidelity Equity Income Portfolio	05	2002	10.000	10.449	0

Fidelity Equity Income Portfolio	06	2005	14.520	15.031	0
Fidelity Equity Income Portfolio	06	2004	13.314	14.520	0
Fidelity Equity Income Portfolio	06	2003	10.443	13.314	0
Fidelity Equity Income Portfolio	06	2002	10.000	10.443	0

Fidelity Equity Income Portfolio	07	2005	13.205	13.663	0
Fidelity Equity Income Portfolio	07	2004	12.115	13.205	0
Fidelity Equity Income Portfolio	07	2003	10.000	12.115	0

Fidelity Equity Income Portfolio	08	2005	13.161	13.589	0
Fidelity Equity Income Portfolio	08	2004	12.099	13.161	0
Fidelity Equity Income Portfolio	08	2003	10.000	12.099	0

Fidelity Growth Opportunities Portfolio	01	2005	14.179	15.201	0
Fidelity Growth Opportunities Portfolio	01	2004	13.447	14.179	0
Fidelity Growth Opportunities Portfolio	01	2003	10.533	13.447	0
Fidelity Growth Opportunities Portfolio	01	2002	10.000	10.533	0

Fidelity Growth Opportunities Portfolio	02	2005	14.109	15.097	0
Fidelity Growth Opportunities Portfolio	02	2004	13.408	14.109	0
Fidelity Growth Opportunities Portfolio	02	2003	10.525	13.408	0
Fidelity Growth Opportunities Portfolio	02	2002	10.000	10.525	0

Fidelity Growth Opportunities Portfolio	03	2005	14.092	15.071	0
Fidelity Growth Opportunities Portfolio	03	2004	13.399	14.092	0
Fidelity Growth Opportunities Portfolio	03	2003	10.522	13.399	0
Fidelity Growth Opportunities Portfolio	03	2002	10.000	10.522	0

Fidelity Growth Opportunities Portfolio	04	2005	14.041	14.993	0
Fidelity Growth Opportunities Portfolio	04	2004	13.370	14.041	0
Fidelity Growth Opportunities Portfolio	04	2003	10.516	13.370	0
Fidelity Growth Opportunities Portfolio	04	2002	10.000	10.516	0

Fidelity Growth Opportunities Portfolio	05	2005	14.023	14.967	0
Fidelity Growth Opportunities Portfolio	05	2004	13.361	14.023	0
Fidelity Growth Opportunities Portfolio	05	2003	10.514	13.361	0
Fidelity Growth Opportunities Portfolio	05	2002	10.000	10.514	0

Fidelity Growth Opportunities Portfolio	06	2005	13.972	14.889	0
Fidelity Growth Opportunities Portfolio	06	2004	13.332	13.972	0
Fidelity Growth Opportunities Portfolio	06	2003	10.507	13.332	0
Fidelity Growth Opportunities Portfolio	06	2002	10.000	10.507	0

Fidelity Growth Opportunities Portfolio	07	2005	12.168	12.961	0
Fidelity Growth Opportunities Portfolio	07	2004	11.617	12.168	0
Fidelity Growth Opportunities Portfolio	07	2003	10.000	11.617	0

Fidelity Growth Opportunities Portfolio	08	2005	12.128	12.891	0
Fidelity Growth Opportunities Portfolio	08	2004	11.602	12.128	0
Fidelity Growth Opportunities Portfolio	08	2003	10.000	11.602	0

Franklin Templeton Growth and Income	01	2005	13.685	13.975	333
Franklin Templeton Growth and Income	01	2004	12.541	13.685	0
Franklin Templeton Growth and Income	01	2003	10.000	12.541	0

Franklin Templeton Growth and Income	02	2005	13.639	13.900	0
Franklin Templeton Growth and Income	02	2004	12.525	13.639	0
Franklin Templeton Growth and Income	02	2003	10.000	12.525	0

Franklin Templeton Growth and Income	03	2005	13.627	13.881	0
Franklin Templeton Growth and Income	03	2004	12.520	13.627	0
Franklin Templeton Growth and Income	03	2003	10.000	12.520	0

Franklin Templeton Growth and Income	04	2005	13.592	13.825	0
Franklin Templeton Growth and Income	04	2004	12.508	13.592	0
Franklin Templeton Growth and Income	04	2003	10.000	12.508	0

Franklin Templeton Growth and Income	05	2005	13.581	13.806	0
Franklin Templeton Growth and Income	05	2004	12.503	13.581	0
Franklin Templeton Growth and Income	05	2003	10.000	12.503	0

Franklin Templeton Growth and Income	06	2005	13.546	13.750	0
Franklin Templeton Growth and Income	06	2004	12.491	13.546	0
Franklin Templeton Growth and Income	06	2003	10.000	12.491	0

Franklin Templeton Growth and Income	07	2005	13.115	13.306	0
Franklin Templeton Growth and Income	07	2004	12.100	13.115	0
Franklin Templeton Growth and Income	07	2003	10.000	12.100	0

Franklin Templeton Growth and Income	08	2005	13.072	13.234	0
Franklin Templeton Growth and Income	08	2004	12.084	13.072	0
Franklin Templeton Growth and Income	08	2003	10.000	12.084	0

Liberty Asset Allocation Fund	01	2005	13.301	13.962	1,957
Liberty Asset Allocation Fund	01	2004	12.279	13.301	2,211
Liberty Asset Allocation Fund	01	2003	10.348	12.279	973
Liberty Asset Allocation Fund	01	2002	10.000	10.348	22

Liberty Asset Allocation Fund	02	2005	13.236	13.866	1,842
Liberty Asset Allocation Fund	02	2004	12.245	13.236	1,869
Liberty Asset Allocation Fund	02	2003	10.339	12.245	348
Liberty Asset Allocation Fund	02	2002	10.000	10.339	0

Liberty Asset Allocation Fund	03	2005	13.220	13.842	0
Liberty Asset Allocation Fund	03	2004	12.236	13.220	0
Liberty Asset Allocation Fund	03	2003	10.337	12.236	0
Liberty Asset Allocation Fund	03	2002	10.000	10.337	0

Liberty Asset Allocation Fund	04	2005	13.171	13.770	22,017
Liberty Asset Allocation Fund	04	2004	12.210	13.171	22,531
Liberty Asset Allocation Fund	04	2003	10.331	12.210	15,013
Liberty Asset Allocation Fund	04	2002	10.000	10.331	0

Liberty Asset Allocation Fund	05	2005	13.155	13.746	0
Liberty Asset Allocation Fund	05	2004	12.201	13.155	0
Liberty Asset Allocation Fund	05	2003	10.329	12.201	0
Liberty Asset Allocation Fund	05	2002	10.000	10.329	0

Liberty Asset Allocation Fund	06	2005	13.107	13.675	835
Liberty Asset Allocation Fund	06	2004	12.175	13.107	843
Liberty Asset Allocation Fund	06	2003	10.322	12.175	0
Liberty Asset Allocation Fund	06	2002	10.000	10.322	0

Liberty Asset Allocation Fund	07	2005	12.111	12.629	10,080
Liberty Asset Allocation Fund	07	2004	11.255	12.111	9,155
Liberty Asset Allocation Fund	07	2003	10.000	11.255	829

Liberty Asset Allocation Fund	08	2005	12.071	12.561	0
Liberty Asset Allocation Fund	08	2004	11.241	12.071	0
Liberty Asset Allocation Fund	08	2003	10.000	11.241	0

Liberty Federal Securities, B Class	01	2005	10.620	10.731	623
Liberty Federal Securities, B Class	01	2004	10.359	10.620	1,505
Liberty Federal Securities, B Class	01	2003	10.263	10.359	678
Liberty Federal Securities, B Class	01	2002	10.000	10.263	50

Liberty Federal Securities, B Class	02	2005	10.568	10.657	588
Liberty Federal Securities, B Class	02	2004	10.329	10.568	599
Liberty Federal Securities, B Class	02	2003	10.255	10.329	0
Liberty Federal Securities, B Class	02	2002	10.000	10.255	0

Liberty Federal Securities, B Class	03	2005	10.555	10.639	0
Liberty Federal Securities, B Class	03	2004	10.322	10.555	0
Liberty Federal Securities, B Class	03	2003	10.252	10.322	0
Liberty Federal Securities, B Class	03	2002	10.000	10.252	0

Liberty Federal Securities, B Class	04	2005	10.516	10.584	14,074
Liberty Federal Securities, B Class	04	2004	10.300	10.516	14,203
Liberty Federal Securities, B Class	04	2003	10.246	10.300	5,284
Liberty Federal Securities, B Class	04	2002	10.000	10.246	0

Liberty Federal Securities, B Class	05	2005	10.503	10.565	0
Liberty Federal Securities, B Class	05	2004	10.293	10.503	0
Liberty Federal Securities, B Class	05	2003	10.244	10.293	0
Liberty Federal Securities, B Class	05	2002	10.000	10.244	0

Liberty Federal Securities, B Class	06	2005	10.465	10.510	1,449
Liberty Federal Securities, B Class	06	2004	10.270	10.465	1,409
Liberty Federal Securities, B Class	06	2003	10.238	10.270	0
Liberty Federal Securities, B Class	06	2002	10.000	10.238	0

Liberty Federal Securities, B Class	07	2005	10.062	10.101	8,822
Liberty Federal Securities, B Class	07	2004	9.881	10.062	7,713
Liberty Federal Securities, B Class	07	2003	10.000	9.881	661

Liberty Federal Securities, B Class	08	2005	10.029	10.047	0
Liberty Federal Securities, B Class	08	2004	9.868	10.029	0
Liberty Federal Securities, B Class	08	2003	10.000	9.868	0

Liberty Federal Securities, A Class	01	2005	10.375	10.499	0
Liberty Federal Securities, A Class	01	2004	10.098	10.375	0
Liberty Federal Securities, A Class	01	2003	10.000	10.098	0

Liberty Federal Securities, A Class	02	2005	10.338	10.441	0
Liberty Federal Securities, A Class	02	2004	10.083	10.338	0
Liberty Federal Securities, A Class	02	2003	10.000	10.083	0

Liberty Federal Securities, A Class	03	2005	10.329	10.426	0
Liberty Federal Securities, A Class	03	2004	10.079	10.329	0
Liberty Federal Securities, A Class	03	2003	10.000	10.079	0

Liberty Federal Securities, A Class	04	2005	10.301	10.383	0
Liberty Federal Securities, A Class	04	2004	10.067	10.301	0
Liberty Federal Securities, A Class	04	2003	10.000	10.067	0

Liberty Federal Securities, A Class	05	2005	10.292	10.368	0
Liberty Federal Securities, A Class	05	2004	10.064	10.292	0
Liberty Federal Securities, A Class	05	2003	10.000	10.064	0

Liberty Federal Securities, A Class	06	2005	10.265	10.325	0
Liberty Federal Securities, A Class	06	2004	10.052	10.265	0
Liberty Federal Securities, A Class	06	2003	10.000	10.052	0

Liberty Federal Securities, A Class	07	2005	10.102	10.156	0
Liberty Federal Securities, A Class	07	2004	9.898	10.102	0
Liberty Federal Securities, A Class	07	2003	10.000	9.898	0

Liberty Federal Securities, A Class	08	2005	10.069	10.102	0
Liberty Federal Securities, A Class	08	2004	9.885	10.069	0
Liberty Federal Securities, A Class	08	2003	10.000	9.885	0

Liberty Growth and Income Fund	01	2005	13.903	14.566	3,572
Liberty Growth and Income Fund	01	2004	12.422	13.903	6,225
Liberty Growth and Income Fund	01	2003	10.523	12.422	6,871
Liberty Growth and Income Fund	01	2002	10.000	10.523	0

Liberty Growth and Income Fund	02	2005	13.835	14.466	334
Liberty Growth and Income Fund	02	2004	12.386	13.835	305
Liberty Growth and Income Fund	02	2003	10.514	12.386	278
Liberty Growth and Income Fund	02	2002	10.000	10.514	0

Liberty Growth and Income Fund	03	2005	13.818	14.441	0
Liberty Growth and Income Fund	03	2004	12.377	13.818	0
Liberty Growth and Income Fund	03	2003	10.512	12.377	0
Liberty Growth and Income Fund	03	2002	10.000	10.512	0

Liberty Growth and Income Fund	04	2005	13.768	14.366	0
Liberty Growth and Income Fund	04	2004	12.351	13.768	98
Liberty Growth and Income Fund	04	2003	10.505	12.351	0
Liberty Growth and Income Fund	04	2002	10.000	10.505	0

Liberty Growth and Income Fund	05	2005	13.751	14.342	0
Liberty Growth and Income Fund	05	2004	12.342	13.751	0
Liberty Growth and Income Fund	05	2003	10.503	12.342	0
Liberty Growth and Income Fund	05	2002	10.000	10.503	0

Liberty Growth and Income Fund	06	2005	13.700	14.267	0
Liberty Growth and Income Fund	06	2004	12.316	13.700	0
Liberty Growth and Income Fund	06	2003	10.497	12.316	0
Liberty Growth and Income Fund	06	2002	10.000	10.497	0

Liberty Growth and Income Fund	07	2005	12.961	13.490	0
Liberty Growth and Income Fund	07	2004	11.657	12.961	0
Liberty Growth and Income Fund	07	2003	10.000	11.657	0

Liberty Growth and Income Fund	08	2005	12.917	13.418	0
Liberty Growth and Income Fund	08	2004	11.642	12.917	0
Liberty Growth and Income Fund	08	2003	10.000	11.642	0

Liberty Money Market	01	2005	9.872	10.013	11,831
Liberty Money Market	01	2004	9.920	9.872	568
Liberty Money Market	01	2003	9.988	9.920	58
Liberty Money Market	01	2002	10.000	9.988	41

Liberty Money Market	02	2005	9.824	9.944	4,942
Liberty Money Market	02	2004	9.892	9.824	6,468
Liberty Money Market	02	2003	9.979	9.892	11,194
Liberty Money Market	02	2002	10.000	9.979	0

Liberty Money Market	03	2005	9.812	9.927	0
Liberty Money Market	03	2004	9.885	9.812	0
Liberty Money Market	03	2003	9.977	9.885	0
Liberty Money Market	03	2002	10.000	9.977	0

Liberty Money Market	04	2005	9.776	9.875	13,051
Liberty Money Market	04	2004	9.864	9.776	13,096
Liberty Money Market	04	2003	9.971	9.864	5,517
Liberty Money Market	04	2002	10.000	9.971	0

Liberty Money Market	05	2005	9.764	9.858	0
Liberty Money Market	05	2004	9.857	9.764	0
Liberty Money Market	05	2003	9.969	9.857	0
Liberty Money Market	05	2002	10.000	9.969	0

Liberty Money Market	06	2005	9.728	9.807	1,650
Liberty Money Market	06	2004	9.836	9.728	1,610
Liberty Money Market	06	2003	9.963	9.836	0
Liberty Money Market	06	2002	10.000	9.963	0

Liberty Money Market	07	2005	9.799	9.874	9,026
Liberty Money Market	07	2004	9.913	9.799	7,921
Liberty Money Market	07	2003	10.000	9.913	659

Liberty Money Market	08	2005	9.766	9.821	0
Liberty Money Market	08	2004	9.900	9.766	0
Liberty Money Market	08	2003	10.000	9.900	0

Liberty Select Value	01	2005	14.486	16.017	8,228
Liberty Select Value	01	2004	12.734	14.486	2,415
Liberty Select Value	01	2003	10.129	12.734	1,269
Liberty Select Value	01	2002	10.000	10.129	0

Liberty Select Value	02	2005	14.416	15.907	3,178
Liberty Select Value	02	2004	12.698	14.416	1,813
Liberty Select Value	02	2003	10.121	12.698	759
Liberty Select Value	02	2002	10.000	10.121	0

Liberty Select Value	03	2005	14.398	15.880	0
Liberty Select Value	03	2004	12.689	14.398	0
Liberty Select Value	03	2003	10.118	12.689	0
Liberty Select Value	03	2002	10.000	10.118	0

Liberty Select Value	04	2005	14.345	15.797	163
Liberty Select Value	04	2004	12.662	14.345	164
Liberty Select Value	04	2003	10.112	12.662	144
Liberty Select Value	04	2002	10.000	10.112	0

Liberty Select Value	05	2005	14.328	15.770	0
Liberty Select Value	05	2004	12.653	14.328	0
Liberty Select Value	05	2003	10.110	12.653	0
Liberty Select Value	05	2002	10.000	10.110	0

Liberty Select Value	06	2005	14.275	15.688	0
Liberty Select Value	06	2004	12.626	14.275	0
Liberty Select Value	06	2003	10.104	12.626	0
Liberty Select Value	06	2002	10.000	10.104	0

Liberty Select Value	07	2005	13.665	15.009	0
Liberty Select Value	07	2004	12.092	13.665	0
Liberty Select Value	07	2003	10.000	12.092	0

Liberty Select Value	08	2005	13.619	14.929	0
Liberty Select Value	08	2004	12.076	13.619	0
Liberty Select Value	08	2003	10.000	12.076	0

Liberty SP 500 Index	01	2005	14.399	14.804	9,581
Liberty SP 500 Index	01	2004	13.256	14.399	12,463
Liberty SP 500 Index	01	2003	10.524	13.256	6,813
Liberty SP 500 Index	01	2002	10.000	10.524	29

Liberty SP 500 Index	02	2005	14.329	14.702	1,268
Liberty SP 500 Index	02	2004	13.218	14.329	1,282
Liberty SP 500 Index	02	2003	10.515	13.218	461
Liberty SP 500 Index	02	2002	10.000	10.515	0

Liberty SP 500 Index	03	2005	14.311	14.677	0
Liberty SP 500 Index	03	2004	13.208	14.311	0
Liberty SP 500 Index	03	2003	10.513	13.208	0
Liberty SP 500 Index	03	2002	10.000	10.513	0

Liberty SP 500 Index	04	2005	14.259	14.601	498
Liberty SP 500 Index	04	2004	13.180	14.259	625
Liberty SP 500 Index	04	2003	10.507	13.180	0
Liberty SP 500 Index	04	2002	10.000	10.507	0

Liberty SP 500 Index	05	2005	14.241	14.576	0
Liberty SP 500 Index	05	2004	13.171	14.241	0
Liberty SP 500 Index	05	2003	10.504	13.171	0
Liberty SP 500 Index	05	2002	10.000	10.504	0

Liberty SP 500 Index	06	2005	14.189	14.500	0
Liberty SP 500 Index	06	2004	13.142	14.189	0
Liberty SP 500 Index	06	2003	10.498	13.142	0
Liberty SP 500 Index	06	2002	10.000	10.498	0

Liberty SP 500 Index	07	2005	12.602	12.872	0
Liberty SP 500 Index	07	2004	11.679	12.602	0
Liberty SP 500 Index	07	2003	10.000	11.679	0

Liberty SP 500 Index	08	2005	12.560	12.803	0
Liberty SP 500 Index	08	2004	11.664	12.560	0
Liberty SP 500 Index	08	2003	10.000	11.664	0

Lord Abbett Series Fund Growth and Income	01	2005	13.833	14.089	4,455
Lord Abbett Series Fund Growth and Income	01	2004	12.447	13.833	831
Lord Abbett Series Fund Growth and Income	01	2003	10.000	12.447	20

Lord Abbett Series Fund Growth and Income	02	2005	13.786	14.013	6,829
Lord Abbett Series Fund Growth and Income	02	2004	12.431	13.786	7,145
Lord Abbett Series Fund Growth and Income	02	2003	10.000	12.431	5,177

Lord Abbett Series Fund Growth and Income	03	2005	13.774	13.994	0
Lord Abbett Series Fund Growth and Income	03	2004	12.426	13.774	0
Lord Abbett Series Fund Growth and Income	03	2003	10.000	12.426	0

Lord Abbett Series Fund Growth and Income	04	2005	13.739	13.938	7,407
Lord Abbett Series Fund Growth and Income	04	2004	12.414	13.739	7,266
Lord Abbett Series Fund Growth and Income	04	2003	10.000	12.414	3,131

Lord Abbett Series Fund Growth and Income	05	2005	13.727	13.919	0
Lord Abbett Series Fund Growth and Income	05	2004	12.410	13.727	0
Lord Abbett Series Fund Growth and Income	05	2003	10.000	12.410	0

Lord Abbett Series Fund Growth and Income	06	2005	13.692	13.862	343
Lord Abbett Series Fund Growth and Income	06	2004	12.397	13.692	336
Lord Abbett Series Fund Growth and Income	06	2003	10.000	12.397	0

Lord Abbett Series Fund Growth and Income	07	2005	13.198	13.355	4,766
Lord Abbett Series Fund Growth and Income	07	2004	11.956	13.198	4,200
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.956	390

Lord Abbett Series Fund Growth and Income	08	2005	13.154	13.283	0
Lord Abbett Series Fund Growth and Income	08	2004	11.940	13.154	0
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.940	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.417	16.460	1,979
Lord Abbett Series Fund Mid Cap Value	01	2004	12.599	15.417	1,693
Lord Abbett Series Fund Mid Cap Value	01	2003	10.000	12.599	641

Lord Abbett Series Fund Mid Cap Value	02	2005	15.365	16.371	3,293
Lord Abbett Series Fund Mid Cap Value	02	2004	12.582	15.365	3,354
Lord Abbett Series Fund Mid Cap Value	02	2003	10.000	12.582	137

Lord Abbett Series Fund Mid Cap Value	03	2005	15.352	16.349	0
Lord Abbett Series Fund Mid Cap Value	03	2004	12.578	15.352	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.000	12.578	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.313	16.282	916
Lord Abbett Series Fund Mid Cap Value	04	2004	12.565	15.313	570
Lord Abbett Series Fund Mid Cap Value	04	2003	10.000	12.565	0

Lord Abbett Series Fund Mid Cap Value	05	2005	15.300	16.260	0
Lord Abbett Series Fund Mid Cap Value	05	2004	12.561	15.300	0
Lord Abbett Series Fund Mid Cap Value	05	2003	10.000	12.561	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.261	16.194	0
Lord Abbett Series Fund Mid Cap Value	06	2004	12.548	15.261	0
Lord Abbett Series Fund Mid Cap Value	06	2003	10.000	12.548	0

Lord Abbett Series Fund Mid Cap Value	07	2005	14.737	15.630	0
Lord Abbett Series Fund Mid Cap Value	07	2004	12.123	14.737	0
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.123	0

Lord Abbett Series Fund Mid Cap Value	08	2005	14.687	15.546	0
Lord Abbett Series Fund Mid Cap Value	08	2004	12.108	14.687	0
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.108	0

MFS VIT Emerging Growth Series	01	2005	14.930	16.043	4,347
MFS VIT Emerging Growth Series	01	2004	13.427	14.930	5,220
MFS VIT Emerging Growth Series	01	2003	10.475	13.427	1,395
MFS VIT Emerging Growth Series	01	2002	10.000	10.475	0

MFS VIT Emerging Growth Series	02	2005	14.857	15.933	301
MFS VIT Emerging Growth Series	02	2004	13.389	14.857	279
MFS VIT Emerging Growth Series	02	2003	10.466	13.389	253
MFS VIT Emerging Growth Series	02	2002	10.000	10.466	0

MFS VIT Emerging Growth Series	03	2005	14.839	15.905	0
MFS VIT Emerging Growth Series	03	2004	13.379	14.839	0
MFS VIT Emerging Growth Series	03	2003	10.464	13.379	0
MFS VIT Emerging Growth Series	03	2002	10.000	10.464	0

MFS VIT Emerging Growth Series	04	2005	14.784	15.823	0
MFS VIT Emerging Growth Series	04	2004	13.350	14.784	89
MFS VIT Emerging Growth Series	04	2003	10.458	13.350	0
MFS VIT Emerging Growth Series	04	2002	10.000	10.458	0

MFS VIT Emerging Growth Series	05	2005	14.766	15.795	0
MFS VIT Emerging Growth Series	05	2004	13.341	14.766	0
MFS VIT Emerging Growth Series	05	2003	10.455	13.341	0
MFS VIT Emerging Growth Series	05	2002	10.000	10.455	0

MFS VIT Emerging Growth Series	06	2005	14.712	15.713	0
MFS VIT Emerging Growth Series	06	2004	13.312	14.712	0
MFS VIT Emerging Growth Series	06	2003	10.449	13.312	0
MFS VIT Emerging Growth Series	06	2002	10.000	10.449	0

MFS VIT Emerging Growth Series	07	2005	12.721	13.579	0
MFS VIT Emerging Growth Series	07	2004	11.516	12.721	0
MFS VIT Emerging Growth Series	07	2003	10.000	11.516	0

MFS VIT Emerging Growth Series	08	2005	12.678	13.506	0
MFS VIT Emerging Growth Series	08	2004	11.501	12.678	0
MFS VIT Emerging Growth Series	08	2003	10.000	11.501	0

MFS VIT Investors Growth Stock	01	2005	13.332	13.709	331
MFS VIT Investors Growth Stock	01	2004	12.401	13.332	332
MFS VIT Investors Growth Stock	01	2003	10.253	12.401	16
MFS VIT Investors Growth Stock	01	2002	10.000	10.253	0

MFS VIT Investors Growth Stock	02	2005	13.267	13.614	780
MFS VIT Investors Growth Stock	02	2004	12.366	13.267	814
MFS VIT Investors Growth Stock	02	2003	10.245	12.366	0
MFS VIT Investors Growth Stock	02	2002	10.000	10.245	0

MFS VIT Investors Growth Stock	03	2005	13.251	13.591	0
MFS VIT Investors Growth Stock	03	2004	12.357	13.251	0
MFS VIT Investors Growth Stock	03	2003	10.242	12.357	0
MFS VIT Investors Growth Stock	03	2002	10.000	10.242	0

MFS VIT Investors Growth Stock	04	2005	13.203	13.520	0
MFS VIT Investors Growth Stock	04	2004	12.330	13.203	0
MFS VIT Investors Growth Stock	04	2003	10.236	12.330	0
MFS VIT Investors Growth Stock	04	2002	10.000	10.236	0

MFS VIT Investors Growth Stock	05	2005	13.186	13.497	0
MFS VIT Investors Growth Stock	05	2004	12.322	13.186	0
MFS VIT Investors Growth Stock	05	2003	10.234	12.322	0
MFS VIT Investors Growth Stock	05	2002	10.000	10.234	0

MFS VIT Investors Growth Stock	06	2005	13.138	13.427	0
MFS VIT Investors Growth Stock	06	2004	12.295	13.138	0
MFS VIT Investors Growth Stock	06	2003	10.228	12.295	0
MFS VIT Investors Growth Stock	06	2002	10.000	10.228	0

MFS VIT Investors Growth Stock	07	2005	11.842	12.097	0
MFS VIT Investors Growth Stock	07	2004	11.088	11.842	0
MFS VIT Investors Growth Stock	07	2003	10.000	11.088	0

MFS VIT Investors Growth Stock	08	2005	11.803	12.032	0
MFS VIT Investors Growth Stock	08	2004	11.074	11.803	0
MFS VIT Investors Growth Stock	08	2003	10.000	11.074	0

MFS VIT Investors Trust Series	01	2005	13.760	14.528	2,043
MFS VIT Investors Trust Series	01	2004	12.552	13.760	2,046
MFS VIT Investors Trust Series	01	2003	10.443	12.552	1,279
MFS VIT Investors Trust Series	01	2002	10.000	10.443	0

MFS VIT Investors Trust Series	02	2005	13.693	14.428	296
MFS VIT Investors Trust Series	02	2004	12.516	13.693	252
MFS VIT Investors Trust Series	02	2003	10.435	12.516	207
MFS VIT Investors Trust Series	02	2002	10.000	10.435	0

MFS VIT Investors Trust Series	03	2005	13.676	14.403	0
MFS VIT Investors Trust Series	03	2004	12.507	13.676	0
MFS VIT Investors Trust Series	03	2003	10.433	12.507	0
MFS VIT Investors Trust Series	03	2002	10.000	10.433	0

MFS VIT Investors Trust Series	04	2005	13.626	14.328	0
MFS VIT Investors Trust Series	04	2004	12.481	13.626	0
MFS VIT Investors Trust Series	04	2003	10.426	12.481	0
MFS VIT Investors Trust Series	04	2002	10.000	10.426	0

MFS VIT Investors Trust Series	05	2005	13.609	14.304	0
MFS VIT Investors Trust Series	05	2004	12.472	13.609	0
MFS VIT Investors Trust Series	05	2003	10.424	12.472	0
MFS VIT Investors Trust Series	05	2002	10.000	10.424	0

MFS VIT Investors Trust Series	06	2005	13.559	14.229	0
MFS VIT Investors Trust Series	06	2004	12.445	13.559	0
MFS VIT Investors Trust Series	06	2003	10.418	12.445	0
MFS VIT Investors Trust Series	06	2002	10.000	10.418	0

MFS VIT Investors Trust Series	07	2005	12.371	12.976	0
MFS VIT Investors Trust Series	07	2004	11.360	12.371	0
MFS VIT Investors Trust Series	07	2003	10.000	11.360	0

MFS VIT Investors Trust Series	08	2005	12.329	12.906	0
MFS VIT Investors Trust Series	08	2004	11.345	12.329	0
MFS VIT Investors Trust Series	08	2003	10.000	11.345	0

MFS VIT New Discovery Series	01	2005	14.208	14.722	1,848
MFS VIT New Discovery Series	01	2004	13.561	14.208	2,056
MFS VIT New Discovery Series	01	2003	10.302	13.561	1,031
MFS VIT New Discovery Series	01	2002	10.000	10.302	5

MFS VIT New Discovery Series	02	2005	14.139	14.621	312
MFS VIT New Discovery Series	02	2004	13.522	14.139	260
MFS VIT New Discovery Series	02	2003	10.294	13.522	0
MFS VIT New Discovery Series	02	2002	10.000	10.294	0

MFS VIT New Discovery Series	03	2005	14.122	14.595	0
MFS VIT New Discovery Series	03	2004	13.513	14.122	0
MFS VIT New Discovery Series	03	2003	10.292	13.513	0
MFS VIT New Discovery Series	03	2002	10.000	10.292	0

MFS VIT New Discovery Series	04	2005	14.070	14.520	594
MFS VIT New Discovery Series	04	2004	13.484	14.070	553
MFS VIT New Discovery Series	04	2003	10.285	13.484	135
MFS VIT New Discovery Series	04	2002	10.000	10.285	0

MFS VIT New Discovery Series	05	2005	14.053	14.495	0
MFS VIT New Discovery Series	05	2004	13.474	14.053	0
MFS VIT New Discovery Series	05	2003	10.283	13.474	0
MFS VIT New Discovery Series	05	2002	10.000	10.283	0

MFS VIT New Discovery Series	06	2005	14.001	14.420	0
MFS VIT New Discovery Series	06	2004	13.445	14.001	0
MFS VIT New Discovery Series	06	2003	10.277	13.445	0
MFS VIT New Discovery Series	06	2002	10.000	10.277	0

MFS VIT New Discovery Series	07	2005	12.751	13.126	0
MFS VIT New Discovery Series	07	2004	12.252	12.751	0
MFS VIT New Discovery Series	07	2003	10.000	12.252	0

MFS VIT New Discovery Series	08	2005	12.709	13.055	0
MFS VIT New Discovery Series	08	2004	12.236	12.709	0
MFS VIT New Discovery Series	08	2003	10.000	12.236	0

Mutual Shares Securities Fund	01	2005	13.325	14.533	5,163
Mutual Shares Securities Fund	01	2004	11.993	13.325	732
Mutual Shares Securities Fund	01	2003	10.000	11.993	0

Mutual Shares Securities Fund	02	2005	13.280	14.454	6,862
Mutual Shares Securities Fund	02	2004	11.976	13.280	7,272
Mutual Shares Securities Fund	02	2003	10.000	11.976	0

Mutual Shares Securities Fund	03	2005	13.268	14.435	0
Mutual Shares Securities Fund	03	2004	11.972	13.268	0
Mutual Shares Securities Fund	03	2003	10.000	11.972	0

Mutual Shares Securities Fund	04	2005	13.235	14.376	0
Mutual Shares Securities Fund	04	2004	11.960	13.235	0
Mutual Shares Securities Fund	04	2003	10.000	11.960	0

Mutual Shares Securities Fund	05	2005	13.223	14.357	0
Mutual Shares Securities Fund	05	2004	11.956	13.223	0
Mutual Shares Securities Fund	05	2003	10.000	11.956	0

Mutual Shares Securities Fund	06	2005	13.190	14.298	0
Mutual Shares Securities Fund	06	2004	11.944	13.190	0
Mutual Shares Securities Fund	06	2003	10.000	11.944	0

Mutual Shares Securities Fund	07	2005	12.947	14.028	0
Mutual Shares Securities Fund	07	2004	11.730	12.947	0
Mutual Shares Securities Fund	07	2003	10.000	11.730	0

Mutual Shares Securities Fund	08	2005	12.904	13.952	0
Mutual Shares Securities Fund	08	2004	11.715	12.904	0
Mutual Shares Securities Fund	08	2003	10.000	11.715	0

PIMCO Real Return Portfolio	01	2005	11.262	11.344	6,918
PIMCO Real Return Portfolio	01	2004	10.482	11.262	1,650
PIMCO Real Return Portfolio	01	2003	10.000	10.482	477

PIMCO Real Return Portfolio	02	2005	11.224	11.283	9,816
PIMCO Real Return Portfolio	02	2004	10.468	11.224	9,426
PIMCO Real Return Portfolio	02	2003	10.000	10.468	0

PIMCO Real Return Portfolio	03	2005	11.215	11.267	0
PIMCO Real Return Portfolio	03	2004	10.464	11.215	0
PIMCO Real Return Portfolio	03	2003	10.000	10.464	0

PIMCO Real Return Portfolio	04	2005	11.186	11.221	573
PIMCO Real Return Portfolio	04	2004	10.454	11.186	517
PIMCO Real Return Portfolio	04	2003	10.000	10.454	0

PIMCO Real Return Portfolio	05	2005	11.177	11.206	0
PIMCO Real Return Portfolio	05	2004	10.450	11.177	0
PIMCO Real Return Portfolio	05	2003	10.000	10.450	0

PIMCO Real Return Portfolio	06	2005	11.148	11.161	0
PIMCO Real Return Portfolio	06	2004	10.439	11.148	0
PIMCO Real Return Portfolio	06	2003	10.000	10.439	0

PIMCO Real Return Portfolio	07	2005	10.873	10.880	0
PIMCO Real Return Portfolio	07	2004	10.187	10.873	0
PIMCO Real Return Portfolio	07	2003	10.000	10.187	0

PIMCO Real Return Portfolio	08	2005	10.837	10.821	0
PIMCO Real Return Portfolio	08	2004	10.174	10.837	0
PIMCO Real Return Portfolio	08	2003	10.000	10.174	0

PIMCO Total Return Portfolio	01	2005	10.455	10.568	10,848
PIMCO Total Return Portfolio	01	2004	10.104	10.455	5,970
PIMCO Total Return Portfolio	01	2003	10.000	10.104	817

PIMCO Total Return Portfolio	02	2005	10.420	10.510	2,522
PIMCO Total Return Portfolio	02	2004	10.091	10.420	2,697
PIMCO Total Return Portfolio	02	2003	10.000	10.091	0

PIMCO Total Return Portfolio	03	2005	10.411	10.496	0
PIMCO Total Return Portfolio	03	2004	10.087	10.411	0
PIMCO Total Return Portfolio	03	2003	10.000	10.087	0

PIMCO Total Return Portfolio	04	2005	10.385	10.454	29,943
PIMCO Total Return Portfolio	04	2004	10.077	10.385	29,940
PIMCO Total Return Portfolio	04	2003	10.000	10.077	13,116

PIMCO Total Return Portfolio	05	2005	10.376	10.439	0
PIMCO Total Return Portfolio	05	2004	10.074	10.376	0
PIMCO Total Return Portfolio	05	2003	10.000	10.074	0

PIMCO Total Return Portfolio	06	2005	10.349	10.397	1,556
PIMCO Total Return Portfolio	06	2004	10.063	10.349	1,514
PIMCO Total Return Portfolio	06	2003	10.000	10.063	0

PIMCO Total Return Portfolio	07	2005	10.268	10.310	20,993
PIMCO Total Return Portfolio	07	2004	9.989	10.268	18,358
PIMCO Total Return Portfolio	07	2003	10.000	9.989	1,589

PIMCO Total Return Portfolio	08	2005	10.233	10.254	0
PIMCO Total Return Portfolio	08	2004	9.976	10.233	0
PIMCO Total Return Portfolio	08	2003	10.000	9.976	0

Rydex Financial Services Fund	01	2005	15.014	15.312	0
Rydex Financial Services Fund	01	2004	12.995	15.014	0
Rydex Financial Services Fund	01	2003	10.218	12.995	0
Rydex Financial Services Fund	01	2002	10.000	10.218	0

Rydex Financial Services Fund	02	2005	14.941	15.207	0
Rydex Financial Services Fund	02	2004	12.958	14.941	0
Rydex Financial Services Fund	02	2003	10.209	12.958	0
Rydex Financial Services Fund	02	2002	10.000	10.209	0

Rydex Financial Services Fund	03	2005	14.922	15.180	0
Rydex Financial Services Fund	03	2004	12.949	14.922	0
Rydex Financial Services Fund	03	2003	10.207	12.949	0
Rydex Financial Services Fund	03	2002	10.000	10.207	0

Rydex Financial Services Fund	04	2005	14.868	15.102	0
Rydex Financial Services Fund	04	2004	12.921	14.868	0
Rydex Financial Services Fund	04	2003	10.201	12.921	0
Rydex Financial Services Fund	04	2002	10.000	10.201	0

Rydex Financial Services Fund	05	2005	14.850	15.076	0
Rydex Financial Services Fund	05	2004	12.912	14.850	0
Rydex Financial Services Fund	05	2003	10.199	12.912	0
Rydex Financial Services Fund	05	2002	10.000	10.199	0

Rydex Financial Services Fund	06	2005	14.795	14.997	0
Rydex Financial Services Fund	06	2004	12.884	14.795	0
Rydex Financial Services Fund	06	2003	10.192	12.884	0
Rydex Financial Services Fund	06	2002	10.000	10.192	0

Rydex Financial Services Fund	07	2005	13.584	13.763	0
Rydex Financial Services Fund	07	2004	11.836	13.584	0
Rydex Financial Services Fund	07	2003	10.000	11.836	0

Rydex Financial Services Fund	08	2005	13.539	13.689	0
Rydex Financial Services Fund	08	2004	11.821	13.539	0
Rydex Financial Services Fund	08	2003	10.000	11.821	0

Rydex Health Care Fund	01	2005	14.128	15.422	0
Rydex Health Care Fund	01	2004	13.483	14.128	0
Rydex Health Care Fund	01	2003	10.532	13.483	0
Rydex Health Care Fund	01	2002	10.000	10.532	0

Rydex Health Care Fund	02	2005	14.059	15.315	0
Rydex Health Care Fund	02	2004	13.445	14.059	0
Rydex Health Care Fund	02	2003	10.523	13.445	0
Rydex Health Care Fund	02	2002	10.000	10.523	0

Rydex Health Care Fund	03	2005	14.042	15.289	0
Rydex Health Care Fund	03	2004	13.435	14.042	0
Rydex Health Care Fund	03	2003	10.521	13.435	0
Rydex Health Care Fund	03	2002	10.000	10.521	0

Rydex Health Care Fund	04	2005	13.991	15.210	0
Rydex Health Care Fund	04	2004	13.406	13.991	0
Rydex Health Care Fund	04	2003	10.515	13.406	0
Rydex Health Care Fund	04	2002	10.000	10.515	0

Rydex Health Care Fund	05	2005	13.974	15.184	0
Rydex Health Care Fund	05	2004	13.397	13.974	0
Rydex Health Care Fund	05	2003	10.512	13.397	0
Rydex Health Care Fund	05	2002	10.000	10.512	0

Rydex Health Care Fund	06	2005	13.922	15.105	0
Rydex Health Care Fund	06	2004	13.368	13.922	0
Rydex Health Care Fund	06	2003	10.506	13.368	0
Rydex Health Care Fund	06	2002	10.000	10.506	0

Rydex Health Care Fund	07	2005	12.106	13.128	0
Rydex Health Care Fund	07	2004	11.630	12.106	0
Rydex Health Care Fund	07	2003	10.000	11.630	0

Rydex Health Care Fund	08	2005	12.066	13.057	0
Rydex Health Care Fund	08	2004	11.615	12.066	0
Rydex Health Care Fund	08	2003	10.000	11.615	0

Rydex VT OTC Fund	01	2005	17.474	17.431	0
Rydex VT OTC Fund	01	2004	16.200	17.474	0
Rydex VT OTC Fund	01	2003	11.293	16.200	0
Rydex VT OTC Fund	01	2002	10.000	11.293	0

Rydex VT OTC Fund	02	2005	17.389	17.311	0
Rydex VT OTC Fund	02	2004	16.154	17.389	0
Rydex VT OTC Fund	02	2003	11.283	16.154	0
Rydex VT OTC Fund	02	2002	10.000	11.283	0

Rydex VT OTC Fund	03	2005	17.368	17.281	0
Rydex VT OTC Fund	03	2004	16.142	17.368	0
Rydex VT OTC Fund	03	2003	11.281	16.142	0
Rydex VT OTC Fund	03	2002	10.000	11.281	0

Rydex VT OTC Fund	04	2005	17.304	17.191	0
Rydex VT OTC Fund	04	2004	16.108	17.304	0
Rydex VT OTC Fund	04	2003	11.274	16.108	0
Rydex VT OTC Fund	04	2002	10.000	11.274	0

Rydex VT OTC Fund	05	2005	17.283	17.162	0
Rydex VT OTC Fund	05	2004	16.096	17.283	0
Rydex VT OTC Fund	05	2003	11.272	16.096	0
Rydex VT OTC Fund	05	2002	10.000	11.272	0

Rydex VT OTC Fund	06	2005	17.220	17.073	0
Rydex VT OTC Fund	06	2004	16.062	17.220	0
Rydex VT OTC Fund	06	2003	11.265	16.062	0
Rydex VT OTC Fund	06	2002	10.000	11.265	0

Rydex VT OTC Fund	07	2005	13.121	13.002	0
Rydex VT OTC Fund	07	2004	12.245	13.121	0
Rydex VT OTC Fund	07	2003	10.000	12.245	0

Rydex VT OTC Fund	08	2005	13.077	12.932	0
Rydex VT OTC Fund	08	2004	12.229	13.077	0
Rydex VT OTC Fund	08	2003	10.000	12.229	0

Templeton Foreign Securities Fund Class 2	01	2005	15.352	16.685	3,886
Templeton Foreign Securities Fund Class 2	01	2004	13.130	15.352	881
Templeton Foreign Securities Fund Class 2	01	2003	10.000	13.130	57

Templeton Foreign Securities Fund Class 2	02	2005	15.300	16.595	6,499
Templeton Foreign Securities Fund Class 2	02	2004	13.112	15.300	6,920
Templeton Foreign Securities Fund Class 2	02	2003	10.000	13.112	4,901

Templeton Foreign Securities Fund Class 2	03	2005	15.287	16.573	0
Templeton Foreign Securities Fund Class 2	03	2004	13.108	15.287	0
Templeton Foreign Securities Fund Class 2	03	2003	10.000	13.108	0

Templeton Foreign Securities Fund Class 2	04	2005	15.248	16.506	15,129
Templeton Foreign Securities Fund Class 2	04	2004	13.094	15.248	15,972
Templeton Foreign Securities Fund Class 2	04	2003	10.000	13.094	7,719

Templeton Foreign Securities Fund Class 2	05	2005	15.235	16.483	0
Templeton Foreign Securities Fund Class 2	05	2004	13.090	15.235	0
Templeton Foreign Securities Fund Class 2	05	2003	10.000	13.090	0

Templeton Foreign Securities Fund Class 2	06	2005	15.196	16.416	347
Templeton Foreign Securities Fund Class 2	06	2004	13.076	15.196	363
Templeton Foreign Securities Fund Class 2	06	2003	10.000	13.076	0

Templeton Foreign Securities Fund Class 2	07	2005	14.738	15.913	10,401
Templeton Foreign Securities Fund Class 2	07	2004	12.688	14.738	9,780
Templeton Foreign Securities Fund Class 2	07	2003	10.000	12.688	956

Templeton Foreign Securities Fund Class 2	08	2005	14.689	15.827	0
Templeton Foreign Securities Fund Class 2	08	2004	12.672	14.689	0
Templeton Foreign Securities Fund Class 2	08	2003	10.000	12.672	0

Wanger International Select	01	2005	17.013	19.542	2,597
Wanger International Select	01	2004	13.871	17.013	839
Wanger International Select	01	2003	9.955	13.871	230
Wanger International Select	01	2002	10.000	9.955	0

Wanger International Select	02	2005	16.930	19.407	1,278
Wanger International Select	02	2004	13.831	16.930	1,366
Wanger International Select	02	2003	9.947	13.831	0
Wanger International Select	02	2002	10.000	9.947	0

Wanger International Select	03	2005	16.910	19.374	0
Wanger International Select	03	2004	13.821	16.910	0
Wanger International Select	03	2003	9.945	13.821	0
Wanger International Select	03	2002	10.000	9.945	0

Wanger International Select	04	2005	16.848	19.273	5,908
Wanger International Select	04	2004	13.792	16.848	6,513
Wanger International Select	04	2003	9.939	13.792	3,382
Wanger International Select	04	2002	10.000	9.939	0

Wanger International Select	05	2005	16.827	19.240	0
Wanger International Select	05	2004	13.782	16.827	0
Wanger International Select	05	2003	9.937	13.782	0
Wanger International Select	05	2002	10.000	9.937	0

Wanger International Select	06	2005	16.765	19.140	248
Wanger International Select	06	2004	13.752	16.765	274
Wanger International Select	06	2003	9.930	13.752	0
Wanger International Select	06	2002	10.000	9.930	0

Wanger International Select	07	2005	16.182	18.465	4,136
Wanger International Select	07	2004	13.281	16.182	4,111
Wanger International Select	07	2003	10.000	13.281	421

Wanger International Select	08	2005	16.128	18.366	0
Wanger International Select	08	2004	13.264	16.128	0
Wanger International Select	08	2003	10.000	13.264	0

Wanger International Small Cap	01	2005	17.727	21.253	1,840
Wanger International Small Cap	01	2004	13.794	17.727	1,464
Wanger International Small Cap	01	2003	9.393	13.794	0
Wanger International Small Cap	01	2002	10.000	9.393	31

Wanger International Small Cap	02	2005	17.640	21.106	751
Wanger International Small Cap	02	2004	13.755	17.640	753
Wanger International Small Cap	02	2003	9.385	13.755	126
Wanger International Small Cap	02	2002	10.000	9.385	0

Wanger International Small Cap	03	2005	17.619	21.070	0
Wanger International Small Cap	03	2004	13.745	17.619	0
Wanger International Small Cap	03	2003	9.383	13.745	0
Wanger International Small Cap	03	2002	10.000	9.383	0

Wanger International Small Cap	04	2005	17.554	20.961	174
Wanger International Small Cap	04	2004	13.716	17.554	0
Wanger International Small Cap	04	2003	9.377	13.716	0
Wanger International Small Cap	04	2002	10.000	9.377	0

Wanger International Small Cap	05	2005	17.533	20.925	0
Wanger International Small Cap	05	2004	13.706	17.533	0
Wanger International Small Cap	05	2003	9.375	13.706	0
Wanger International Small Cap	05	2002	10.000	9.375	0

Wanger International Small Cap	06	2005	17.468	20.816	0
Wanger International Small Cap	06	2004	13.676	17.468	0
Wanger International Small Cap	06	2003	9.370	13.676	0
Wanger International Small Cap	06	2002	10.000	9.370	0

Wanger International Small Cap	07	2005	17.503	20.847	0
Wanger International Small Cap	07	2004	13.711	17.503	0
Wanger International Small Cap	07	2003	10.000	13.711	0

Wanger International Small Cap	08	2005	17.445	20.735	0
Wanger International Small Cap	08	2004	13.693	17.445	0
Wanger International Small Cap	08	2003	10.000	13.693	0

Wanger Select	01	2005	16.747	18.254	8,943
Wanger Select	01	2004	14.229	16.747	8,863
Wanger Select	01	2003	11.034	14.229	1,271
Wanger Select	01	2002	10.000	11.034	0

Wanger Select	02	2005	16.665	18.129	4,813
Wanger Select	02	2004	14.189	16.665	4,882
Wanger Select	02	2003	11.025	14.189	1,321
Wanger Select	02	2002	10.000	11.025	0

Wanger Select	03	2005	16.645	18.097	0
Wanger Select	03	2004	14.179	16.645	0
Wanger Select	03	2003	11.022	14.179	0
Wanger Select	03	2002	10.000	11.022	0

Wanger Select	04	2005	16.584	18.004	1,021
Wanger Select	04	2004	14.148	16.584	1,001
Wanger Select	04	2003	11.015	14.148	0
Wanger Select	04	2002	10.000	11.015	0

Wanger Select	05	2005	16.564	17.973	0
Wanger Select	05	2004	14.138	16.564	0
Wanger Select	05	2003	11.013	14.138	0
Wanger Select	05	2002	10.000	11.013	0

Wanger Select	06	2005	16.503	17.879	0
Wanger Select	06	2004	14.108	16.503	0
Wanger Select	06	2003	11.006	14.108	0
Wanger Select	06	2002	10.000	11.006	0

Wanger Select	07	2005	13.760	14.900	0
Wanger Select	07	2004	11.769	13.760	0
Wanger Select	07	2003	10.000	11.769	0

Wanger Select	08	2005	13.714	14.820	0
Wanger Select	08	2004	11.754	13.714	0
Wanger Select	08	2003	10.000	11.754	0

Wanger US Smaller Companies	01	2005	17.922	19.671	8,317
Wanger US Smaller Companies	01	2004	15.354	17.922	9,115
Wanger US Smaller Companies	01	2003	10.867	15.354	2,984
Wanger US Smaller Companies	01	2002	10.000	10.867	35

Wanger US Smaller Companies	02	2005	17.835	19.536	10,432
Wanger US Smaller Companies	02	2004	15.310	17.835	10,807
Wanger US Smaller Companies	02	2003	10.858	15.310	5,674
Wanger US Smaller Companies	02	2002	10.000	10.858	0

Wanger US Smaller Companies	03	2005	17.813	19.502	0
Wanger US Smaller Companies	03	2004	15.299	17.813	0
Wanger US Smaller Companies	03	2003	10.856	15.299	0
Wanger US Smaller Companies	03	2002	10.000	10.856	0

Wanger US Smaller Companies	04	2005	17.748	19.401	11,505
Wanger US Smaller Companies	04	2004	15.266	17.748	12,324
Wanger US Smaller Companies	04	2003	10.849	15.266	5,681
Wanger US Smaller Companies	04	2002	10.000	10.849	0

Wanger US Smaller Companies	05	2005	17.726	19.367	0
Wanger US Smaller Companies	05	2004	15.255	17.726	0
Wanger US Smaller Companies	05	2003	10.847	15.255	0
Wanger US Smaller Companies	05	2002	10.000	10.847	0

Wanger US Smaller Companies	06	2005	17.661	19.267	148
Wanger US Smaller Companies	06	2004	15.223	17.661	156
Wanger US Smaller Companies	06	2003	10.840	15.223	0
Wanger US Smaller Companies	06	2002	10.000	10.840	0

Wanger US Smaller Companies	07	2005	15.016	16.373	8,553
Wanger US Smaller Companies	07	2004	12.950	15.016	8,122
Wanger US Smaller Companies	07	2003	10.000	12.950	793

Wanger US Smaller Companies	08	2005	14.966	16.285	0
Wanger US Smaller Companies	08	2004	12.933	14.966	0
Wanger US Smaller Companies	08	2003	10.000	12.933	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
OCTOBER 20, 2008
SUN LIFE FINANCIAL MASTERS® CHOICE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
AllianceBernstein VPS Wealth Appreciation Strategy	First Eagle Overseas Variable Fund
Portfolio, Class B3	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Equity Portfolio[3]
B Class	MFS® Emerging Markets Equity Portfolio - S Class
Columbia Marsico Growth Fund, Variable Series - B Class	Specialty Sector Equity Funds
Fidelity® VIP Contrafund Portfolio - Service Class 2[3]	MFS® Utilities Portfolio - S Class
Huntington VA Dividend Capture Fund[5]	Specialty Sector Commodity Funds
Huntington VA Growth Fund[5]	PIMCO VIT CommodityRealReturn Strategy
Huntington VA Income Equity Fund[5]	Portfolio - Admin. Class
Huntington VA Macro 100 Fund[5]	Real Estate Equity Funds
Lord Abbett Series Fund All Value Portfolio - Class VC	Sun Capital Global Real Estate Fund - S Class
MFS® Core Equity Portfolio - S Class	Asset Allocation Funds
MFS® Value Portfolio - S Class	AllianceBernstein VPS Balanced Wealth Strategy
Mutual Shares Securities Fund - Class 2	Portfolio, Class B3
Oppenheimer Capital Appreciation Fund/VA -	BlackRock Global Allocation V.I. - Class 3[3]
Service Shares	Fidelity® VIP Balanced Portfolio - Service Class 2
SCSM Davis Venture Value Fund - S Class	Franklin Income Securities Fund - Class 2
SCSM WMC Large Cap Growth Fund - S Class[2,3]	Franklin Templeton VIP Founding Funds Allocation
SCSM Lord Abbett Growth & Income Fund - S Class[3]	Fund, Class 2[3,4]
SCSM Oppenheimer Large Cap Core Fund - S Class	MFS® Total Return Portfolio - S Class
Van Kampen LIT Comstock Portfolio II	Oppenheimer Balanced Fund/VA - Service Shares
Mid-Cap Equity Funds	SCSM Ibbotson Balanced Fund - S Class[3,4]
Fidelity® VIP Mid Cap Portfolio - Service Class 2	SCSM Ibbotson Growth Fund- S Class[3,4]
Huntington VA Mid Corp America Fund[5]	SCSM Ibbotson Moderate Fund - S Class[3,4]
Huntington VA New Economy Fund[5]	Van Kampen UIF Equity & Income Portfolio II3
Lord Abbett Series Fund Growth Opportunities	Target Date Funds
Portfolio - Class VC	Fidelity® VIP Freedom 2015 Portfolio - Service Class 2[4]
SCSM WMC Blue Chip Mid Cap Fund - S Class[3]	Fidelity® VIP Freedom 2020 Portfolio - Service Class 2[4]
SCSM Goldman Sachs Mid Cap Value Fund - S Class[3]	Money Market Funds
Van Kampen UIF Mid Cap Growth Portfolio II3	Sun Capital Money Market Fund - S Class
Van Kampen UIF U.S. Mid Cap Value Portfolio II3	Short-Term Bond Funds
Small-Cap Equity Funds	SCSM Goldman Sachs Short Duration Fund - S Class[3]
Franklin Small Cap Value Securities Fund - Class 2	Intermediate-Term Bond Funds
Huntington VA Situs Fund[5]	Huntington VA Mortgage Securities Fund[5]
SCSM AIM Small Cap Growth Fund - S Class[3]	MFS® Bond Portfolio - S Class
SCSM Dreman Small Cap Value Fund - S Class[3]	MFS® Government Securities Portfolio - S Class
SCSM Oppenheimer Main Street Small Cap Fund - S Class	SCSM PIMCO Total Return Fund - S Class[3]
International/Global Equity Funds	Sun Capital Investment Grade Bond Fund® - S Class
AllianceBernstein VPS International Growth Portfolio,	Inflation Protected Bond Funds
Class B3	SCSM BlackRock Inflation Protected Bond Fund - S Class[3]
SCSM AllianceBernstein International Value Fund - S Class[3]	Multi-Sector Bond Funds
Columbia Marsico International Opportunities Fund,	Franklin Strategic Income Securities Fund - Class 2
Variable Series - B Class	High Yield Bond Funds
Huntington VA International Equity Fund[5]	SCSM PIMCO High Yield Fund - S Class[3]
Huntington VA Rotating Markets Fund[5]	Emerging Markets Bond Fund
MFS® International Growth Portfolio - S Class	PIMCO VIT Emerging Markets Bond Portfolio -
MFS® International Value Portfolio - S Class	Admin. Class
MFS® Research International Portfolio - S Class
Oppenheimer Global Securities Fund/VA - Service Shares
Templeton Growth Securities Fund - Class 2

[1]	Formerly SCSM Blue Chip Fund - S Class.
[2]	Formerly SCSM FI Large Cap Growth Fund - S Class
[3]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[4]	These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[5]	Only available if you purchased your Contract through a Huntington Bank representative.

AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as sub-advisers).  Fidelity® Management & Research Company advises Fidelity VIP Balanced Portfolio and Fidelity VIP Mid Cap Portfolio (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers). Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund, Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund). Huntington Asset Advisors, Inc., advises the Huntington VA Funds: Huntington VA Macro 100 Fund (sub-advised by Laffer Investments Inc.) Lazard Asset Management LLC advises the Lazard Retirement Portfolio.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.), SCSM Davis Venture Value Fund (sub-advised by Davis Advisors);  SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.;) SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); and the SCSM WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM AIM Small Cap Growth Fund (sub-advised by Invesco Aim Advisors, Inc.), SCSM Dreman Small Cap Value Fund (sub-advised by Dreman Value Management, L.L.C.); SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton® Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen LIT Portfolio.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated October 20, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 125 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481

SPECIAL TERMS                                           [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS                                                      [INSERT PAGE NUMBER]
FEES AND EXPENSES                                           [INSERT PAGE NUMBER]
EXAMPLE                      [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION                                                                                     [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT                                                      [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT                                                                                                           [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                                                                                           [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT                                                      [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT                                                      [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS                                                                                                                     [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE                                                                [INSERT PAGE NUMBER]
Issuing Your Contract                                        [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments                                                                                  [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments                                                                        [INSERT PAGE NUMBER]
Your Account                              [INSERT PAGE NUMBER]
Your Account Value                                        [INSERT PAGE NUMBER]
Variable Account Value                                                   [INSERT PAGE NUMBER]
Fixed Account Value                                        [INSERT PAGE NUMBER]
Transfer Privilege                                        [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates                                                                                                                             [INSERT PAGE NUMBER]
Other Programs                              [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT[INSERT PAGE NUMBER]
Cash Withdrawals                                        [INSERT PAGE NUMBER]
Withdrawal Charge                                        [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge                                                                                                        [INSERT PAGE NUMBER]
Market Value Adjustment                                                   [INSERT PAGE NUMBER]
CONTRACT CHARGES                                                      [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee                                                                                             [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge                                                             [INSERT PAGE NUMBER]
Charges for Optional Benefits                                                   [INSERT PAGE NUMBER]
Premium Taxes                              [INSERT PAGE NUMBER]
Fund Expenses                              [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts                                                                                  [INSERT PAGE NUMBER]
AVAILABILITY OF OPTIONAL LIVING BENEFITS                                                                                                [INSERT PAGE NUMBER]
SUMMARY OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS                                                                                                                                [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SECURED RETURNS FOR LIFE PLUSSM                                                                                                                                          [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan                                                                                                        [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan                                                                                             [INSERT PAGE NUMBER]
Cost of Secured Returns for Life Plus                                                                        [INSERT PAGE NUMBER]
Withdrawals Under Secured Returns for Life Plus                                                                                             [INSERT PAGE NUMBER]
Annuitization Under the WB Plan                                                             [INSERT PAGE NUMBER]
Cancellation of Secured Returns for Life Plus                                                                                  [INSERT PAGE NUMBER]
Revocation of Secured Returns for Life Plus                                                                                  [INSERT PAGE NUMBER]
Step-Up                   [INSERT PAGE NUMBER]
Subsequent Purchase Payments After a Step-Up                                                                                  [INSERT PAGE NUMBER]
Renewal of Secured Returns for Life Plus                                                                        [INSERT PAGE NUMBER]
Refund of Secured Returns for Life Plus Charges Under the AB Plan                                                                                                                  [INSERT PAGE NUMBER]
Death of Participant Under the AB Plan                                                                        [INSERT PAGE NUMBER]
Death of Participant Under the WB Plan                                                                        [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATORSM II                                                                                                                                          [INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base                                                                                  [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount                                                                                  [INSERT PAGE NUMBER]
How RIE II Works                                        [INSERT PAGE NUMBER]
Withdrawals Under RIE II                                                   [INSERT PAGE NUMBER]
Cost of RIE II                              [INSERT PAGE NUMBER]
Step-Up Under RIE II                                        [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of RIE II                                        [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Single-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Joint-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Annuitization Under RIE II                                                   [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II                                                                                                           [INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Works                                        [INSERT PAGE NUMBER]
Withdrawals Under IOD II                                                   [INSERT PAGE NUMBER]
Cost of IOD II                              [INSERT PAGE NUMBER]
Step-Up Under IOD II                                        [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II                                        [INSERT PAGE NUMBER]
Death of Participant Under IOD II with Single-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Death of Participant Under IOD II with Joint-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Annuitization Under IOD II                                                   [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator                                                                                                                     [INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Annual Income Amount                                                                                  [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Escalator Works                                                   [INSERT PAGE NUMBER]
Withdrawals Under IOD II Escalator                                                                        [INSERT PAGE NUMBER]
Cost of IOD II Escalator                                                   [INSERT PAGE NUMBER]
Step-Up Under IOD II Escalator                                                             [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II Escalator                                                             [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Single-Life Coverage                                                                                                                             [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Joint-Life Coverage                                                                                                                             [INSERT PAGE NUMBER]
Annuitization Under IOD II Escalator                                                                        [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Plus                                                                                                           [INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Plus Works                                                   [INSERT PAGE NUMBER]
Withdrawals Under IOD II Plus                                                             [INSERT PAGE NUMBER]
Cost of IOD II Plus                                        [INSERT PAGE NUMBER]
Step-Up Under IOD II Plus                                                   [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II Plus                                                   [INSERT PAGE NUMBER]
Death of Participant Under IOD II Plus with Single-Life Coverage                                                                                                                  [INSERT PAGE NUMBER]
Death of Participant Under IOD II Plus with Joint-Life Coverage                                                                                                                  [INSERT PAGE NUMBER]
Annuitization Under IOD II Plus                                                             [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM                                                                                                                                [INSERT PAGE NUMBER]
Cost of Retirement Asset Protector                                                             [INSERT PAGE NUMBER]
How Retirement Asset Protector Works                                                                        [INSERT PAGE NUMBER]
Withdrawals Under Retirement Asset Protector                                                                                  [INSERT PAGE NUMBER]
Step-Up Under Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Renewal of Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Cancellation of Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Death of Participant Under Retirement Asset Protector                                                                                             [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
DESIGNATED FUNDS                                           [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO                                                      [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFITS                                                                                                [INSERT PAGE NUMBER]
Tax Issues Under Secured Returns for Life Plus                                                                                  [INSERT PAGE NUMBER]
Tax Issues Under Retirement Income Escalator II                                                                                  [INSERT PAGE NUMBER]
Tax Issues Under Income ON Demand II, Income ON Demand II Escalator, or Income ON Demand II Plus[INSERT PAGE NUMBER]
Tax Issues Under Retirement Asset Protector                                                                                  [INSERT PAGE NUMBER]
DEATH BENEFIT                                           [INSERT PAGE NUMBER]
Amount of Death Benefit                                                   [INSERT PAGE NUMBER]
The Basic Death Benefit                                                   [INSERT PAGE NUMBER]
Optional Death Benefit Riders                                                             [INSERT PAGE NUMBER]
Spousal Continuance                                        [INSERT PAGE NUMBER]
Calculating the Death Benefit                                                   [INSERT PAGE NUMBER]
Method of Paying Death Benefit                                                             [INSERT PAGE NUMBER]
Non-Qualified Contracts                                                   [INSERT PAGE NUMBER]
Selection and Change of Beneficiary                                                                        [INSERT PAGE NUMBER]
Payment of Death Benefit                                                   [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS                                                                                                [INSERT PAGE NUMBER]
Selection of Annuitant(s)                                                   [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date                                                                                  [INSERT PAGE NUMBER]
Annuity Options                              [INSERT PAGE NUMBER]
Selection of Annuity Option                                                   [INSERT PAGE NUMBER]
Amount of Annuity Payments                                                   [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units                                                             [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Annuity Payment Rates                                                   [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit                                                                                                        [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS                                                                [INSERT PAGE NUMBER]
Exercise of Contract Rights                                                   [INSERT PAGE NUMBER]
Change of Ownership                                        [INSERT PAGE NUMBER]
Voting of Fund Shares                                        [INSERT PAGE NUMBER]
Reports to Owners                                        [INSERT PAGE NUMBER]
Substitution of Securities                                                   [INSERT PAGE NUMBER]
Change in Operation of Variable Account                                                                        [INSERT PAGE NUMBER]
Splitting Units                              [INSERT PAGE NUMBER]
Modification                              [INSERT PAGE NUMBER]
Discontinuance of New Participants                                                             [INSERT PAGE NUMBER]
Reservation of Rights                                        [INSERT PAGE NUMBER]
Right to Return                              [INSERT PAGE NUMBER]
TAX CONSIDERATIONS                                                      [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations                                                                        [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations                                                             [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT                                                                           [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT                                                                           [INSERT PAGE NUMBER]
AVAILABLE INFORMATION                                                                [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                                                                                                                     [INSERT PAGE NUMBER]
STATE REGULATION                                           [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS                                                      [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS                                                      [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                                                                                                                                          [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY                                                      [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT[INSERT PAGE NUMBER]
APPENDIX C - OPTIONAL DEATH BENEFIT EXAMPLES                                                                                                           [INSERT PAGE NUMBER]
APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT                                                                                                           [INSERT PAGE NUMBER]
APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS                                                                                                                                [INSERT PAGE NUMBER]
APPENDIX F - SECURED RETURNS BENEFIT                                                                                     [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS 2 BENEFIT                                                                                                [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES                                                                                                                                          [INSERT PAGE NUMBER]
APPENDIX I - RETIREMENT INCOME ESCALATOR                                                                                                [INSERT PAGE NUMBER]
APPENDIX J - Income ON Demand® Benefit                                                                                     [INSERT PAGE NUMBER]
APPENDIX K - BUILD YOUR PORTFOLIO                                                                                     [INSERT PAGE NUMBER]
APPENDIX L - CONDENSED FINANCIAL INFORMATION                                                                                                           [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Choice Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  If you are participating in Secured Returns for Life Plus and have selected the withdrawal benefit, additional Purchase Payments are prohibited only after the fourth Account Year. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account.  If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from an annual rate of 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect an optional living benefit, we will assess a periodic charge at a rate that differs among the optional living benefits. Currently, however, the annual amount of the charge in no case exceeds 1.15% of the highest Account Value (or other benefit base for the optional living benefit in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of six optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●	Secured Returns for Life Plus offers a choice between a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed minimum withdrawal benefit ("GMWB").

●
Retirement Income Escalator II offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Income ON Demand II offers an income storage benefit that provides guaranteed lifetime withdrawals, and allows you to store the guaranteed lifetime withdrawal payments, rather than requiring you to take the annual payments or lose them.

●	Income ON Demand II Escalator offers all the features of Income ON Demand II. It also allows the opportunity to increase your annual payments at later ages.

●
Income ON Demand II Plus offers all the features of Income ON Demand II.  It also offers an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals in early Account Years.

●	Retirement Asset Protector Rider offers a stand-alone GMAB.

The optional living benefits are available only if you are age 85 or younger on the Open Date. If you purchase an optional living benefit, your investment choices are limited to the Designated Funds. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In addition, a change of ownership may also terminate your living benefit. Under all of the optional living benefits other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  Under Secured Returns for Life Plus, additional Purchase Payments are prohibited only after the fourth Account Year and, then, only if you selected the withdrawal benefit. Withdrawals taken in excess of prescribed amounts may adversely affect benefits under all of the riders except Retirement Asset Protector and Secured Returns for Life Plus.  In addition, withdrawals taken prior to prescribed dates may adversely affect benefits under all of the riders except Retirement Asset Protector. All six of the optional living benefits allow you to "step-up" your guaranteed amount on an annual basis, if eligible.  Not all of the optional living benefits are available in all states.

In addition to the currently available optional living benefits listed above, three other optional living benefits were previously available: Secured Returns for Life, Secured Returns, and Secured Returns 2. Although these three optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Two other optional living benefits – Retirement Income Escalator and Income ON Demand – are still available for a limited period of time as described under “Availability of Optional Living Benefits.” Each of these five optional living benefits are discussed in a separate Appendix at the end of this prospectus:

Appendix D - Secured Returns for Life Benefit
Appendix F - Secured Returns Benefit
Appendix G - Secured Returns 2 Benefit
Appendix I - Retirement Income Escalator
Appendix J - Income ON Demand Benefit

Availability of Optional Living Benefits

Effective October 20, 2008, the following four optional living benefits (each one, a “New Living Benefit”) are available with all Sun Life Financial Masters Choice Contracts issued after the "Date of Availability" as defined below:

Income ON Demand II
Income ON Demand II Escalator
Income ON Demand II Plus
Retirement Income Escalator II

With respect to each of the New Living Benefits, the Date of Availability is the later of October 20, 2008, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside.  (In no event will the New Living Benefits be available to Contracts issued prior to October 20, 2008.)  To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

With all Contracts issued before the Date of Availability, only the following optional living benefits are available:

Secured Returns for Life Plus
Income ON Demand (IOD)
Retirement Asset Protector
Retirement Income Escalator (RIE )

If you purchased IOD or RIE on or after October 20, 2008, and prior to the Date of Availability, you may elect to exchange your rider for a New Living Benefit.  (For more details about exchanging, see “AVAILABILITY OF OPTIONAL LIVING BENEFITS.”

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.60% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Account Years or (2) all earnings minus any free withdrawals taken during the life of the Contract. All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts 02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[3]

Variable Account Annual Expenses (as a percentage of net Variable Account assets)4

Mortality and Expense Risks Charge:	1.05%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charges for Optional Death Benefit Features

Death Benefits Available[6]	Fee as a % of Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit Rider (as a percentage of Account Value):	0.40%

Charges for Optional Living Benefit Features

Living Benefits Currently Available[7]	Maximum Annual Fee[8]
Secured Returns for Life Plus Living Benefit (as a percentage of the highest Account Value during the Account Year):	0.50%
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	1.00%
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	0.85%
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.00%
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.15%
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[11] during the Account Year):	0.35%

Previously Available Living Benefits[12]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%[8]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	0.95%[8]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[13] during the Account Year):	0.85%[8]

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest Account Value or other fee base during the Account Year):	1.15%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.15%) (as a percentage of Account Value):	2.90%[14,15]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[16]	0.65%	5.26%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

[2]
The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Account Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.25% if you were age 76 or older on the Contract's Open Date. In that case, the rate for "Total Variable Account Annual Expenses (without optional benefits)" would be 1.55%.

[6]
The optional death benefit riders are described under "Death Benefit."  These riders are available only if you are younger than age 80 on the Open Date.  The charge varies depending upon the rider selected as shown under "Charges for Optional Benefit Riders."

[7]
You may only elect one optional living benefit. Each optional living benefit, including the charges therefore is described in detail under a separate heading bearing its name. As discussed under those headings, if, after you acquire one of these optional living benefits, you elect to increase or renew certain benefits under the optional living benefit, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions. If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary.

[8]
The charges shown are assessed and deducted quarterly based upon the Account Value or other fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary. See "Cost of Secured Returns for Life Plus," "Cost of RIE II," "Cost of IOD II," "Cost of IOD II Escalator ," "Cost of IOD II Plus," "Cost of Retirement Asset Protector," "APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT," "APPENDIX G - SECURED RETURNS 2 BENEFIT," "APPENDIX I - RETIREMENT INCOME ESCALATOR," and "APPENDIX J - Income ON Demand Benefit."

[9]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATOR II."

[10]
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: Income ON Demand II," "OPTIONAL LIVING BENEFIT: Income ON Demand II Escalator," and "OPTIONAL LIVING BENEFIT: Income ON Demand II Plus."

[11]
The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTOR."

[12]
Although these optional living benefits are no longer being issued, these previously available living benefits are still in force under many outstanding Contracts. For more information on these previously issued optional living benefits, including how the fees are calculated, please see "APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT," "APPENDIX F - SECURED RETURNS BENEFIT," "APPENDIX G - SECURED RETURNS 2 BENEFIT," "APPENDIX I - RETIREMENT INCOME ESCALATOR," and "APPENDIX J - Income ON Demand Benefit." As discussed in Appendix D, Appendix G, Appendix I and Appendix J if you elect to increase certain benefits under the Secured Returns for Life, Secured Returns 2, Retirement Income Escalator or Income ON Demand living benefits, we have the right to increase the rate of the charge based on then-current market conditions. Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[13]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments.

[14]
This amount assumes that the EEB Premier with MAV, EEB Premier with 5% Roll-Up, or EEB Premier Plus (0.40%) was selected and the Income ON Demand II Plus Optional Living Benefit with joint-life coverage (1.15%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee).  It also assumes that the living benefit’s initial fee base is equal to the Account Value.  If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

[15]
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in "Amount of Annuity Payments," after you annuitize your Contract, your insurance charges will beat an annual rate of 1.60% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features.  Instead, the 1.60% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

[16]
The expenses shown, which include any acquired fund fees and expenses, are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.65% and 1.73%, respectively. However, if only the contractual arrangements were taken into account (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.65% and 1.73%. Expenses are based on estimates for any fund reporting operating results for less than 10 months for the current fiscal year. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including an optional death benefit (EEB Premier with MAV or EEB Premier with 5% Roll-Up) and the most expensive optional living benefit (Income ON Demand II Plus with joint-life coverage). If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,466	$2,888	$4,155	$7,031

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$813	$2,359	$3,806	$7,031

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$813	$2,359	$3,806	$7,031

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix L.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit.

If you are participating in an optional living benefit other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  If you are participating in Secured Returns for Life Plus, additional Purchase Payments are prohibited only after the fourth Account Year and, then, only if you selected the withdrawal benefit.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

One asset allocation program consists of one or more asset allocation models that we may make available from time to time.  You may participate in no more than one such model at a time.  Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are "static." That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, the models we are offering to new Contract purchasers will be reviewed annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, new models may be substituted for any existing models offered to new Contract purchasers. If so, any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Participants who elect an asset allocation model on or after that date. Participants of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model.  However, such Participants may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Another asset allocation program that we offer involves your investment in a "Fund of Funds" structure, which permits you to invest in Funds that focus on the differing asset classes.  Three Variable Sub-Accounts, SC Ibbotson Moderate Sub-Account, SC Ibbotson Balanced Sub-Account, and SC Ibbotson Growth Sub-Account, invest in three differing Fund of Funds investment options.  The Fund of Funds differ in their allocations to asset classes that reflect differing risk characteristics of the Funds in which they invest, ranging from moderate conservative to moderate aggressive. This means the adviser of each Fund of Funds seeks to achieve its objective by investing in a portfolio of Funds which in turn invest in a variety of U.S. and foreign equity, fixed income and money market securities. The expenses of a Fund of Funds may be higher than a regular fund because of this two-tier structure. The investment objectives of the SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund are described in each Fund’s prospectus.  Please contact your financial advisor for additional detail regarding asset allocation and these three Variable Sub-Accounts.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit rider.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

     Travel Assistance Program

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

●	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●	Hospital admission guarantee, assuming the covered person has applicable health coverage
●	Emergency evacuation, if necessary
●	Critical care monitoring of attending doctor/hospital
●	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●	Assistance in filling prescriptions, if required
●	Receipt and transmission of necessary emergency messages
●	Telephone counseling and referrals if the person covered experiences emotional trauma
●	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●	Transportation home for minor children left unattended by the covered person’s illness or injury
●	Legal and interpreter referrals
●	Return of mortal remains

The “person covered” is:

●	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

There is no charge for this program, and you are automatically enrolled in the program if your Contract is eligible for the program and you do not instruct us otherwise. Your Contract is eligible for the program if its Open Date is on or after October 20, 2008, and the program has been approved in your state and by the firm through whom you purchased your Contract. The program will terminate when your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program.

Ask your sales representative for the brochure that provides additional detail about the Travel Assistance Program.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have elected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected "Build Your Portfolio," withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

 Partial withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit riders that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the "free withdrawal amount," before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:

●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Account Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods is equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings that we expect on larger-sized Contracts.) We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.25% (rather than 1.05%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.60% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect one of the currently available optional living benefits. If you elect an optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge depends upon the benefit you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefits that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see "FEES AND EXPENSES.")

Living Benefit Currently Available	Maximum Charge per Account Year

Secured Returns for Life Plus	0.50% of highest Account Value during Account Year[1]
Retirement Income Escalator II	1.00% of the highest Withdrawal Benefit Base during the Account Year[2]
Income ON Demand II	0.85% of highest Fee Base during Account Year[3]
Income ON Demand II Escalator	1.00% of highest Fee Base during Account Year[3]
Income ON Demand II Plus	1.15% of highest Fee Base during Account Year[3]
Retirement Asset Protector	0.35% of highest Retirement Asset Protector Benefit Base during Account Year[4]

[1] If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary.

[2] The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

[3] The Fee Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

[4] The Retirement Asset Protector Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge based on your average daily Variable Account Value depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

Rider(s) You Elect*	% of Variable Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
                         * As defined under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

AVAILABILITY OF OPTIONAL LIVING BENEFITS

A number of optional living benefits are offered under your Contract.  You may elect to participate in any one of these living benefits provided that it is available for sale through your sales representative in the state of issue and in the state where you reside. The following four optional living benefits (each one, a “New Living Benefit”) are available only on Contracts issued after the "Date of Availability" as defined below:

Income ON Demand II (IOD II)
Income ON Demand II Escalator (IOD II Escalator)
Income ON Demand II Plus (IOD II Plus)
Retirement Income Escalator II (RIE II)

With respect to each of the New Living Benefits, the Date of Availability is the later of October 20, 2008, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside.  (In no event will the New Living Benefits be available to Contracts issued prior to October 20, 2008.)  With all Contracts issued before the Date of Availability, only the following optional living benefits are available:

Secured Returns for Life Plus
Income ON Demand (IOD)
Retirement Asset Protector
Retirement Income Escalator (RIE )

To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

If you purchased either IOD or RIE (each one, a “Current Living Benefit”) on or after October 20, 2008, and prior to the Date of Availability, have taken no withdrawals, and have not reached your first Contract anniversary, then you may elect to exchange your Current Living Benefit for a New Living Benefit as follows:

Contracts with	may elect
IOD	IOD II, IOD II Escalator, or IOD II Plus
RIE	RIE II

You may consider exchanging your Current Living Benefit for a New Living Benefit if you want to (1) participate in quarterly step-ups, (2) get higher amounts depending upon your age, or (3) receive a bonus if you defer withdrawals.  All of these benefits are described in greater detail in the following sections.

Income ON Demand allows you to withdraw guaranteed amounts each year for life and, beginning at age 55, to store any amounts not withdrawn in a given Account Year.  The three new Income ON Demand II products build on these same basic benefits.  Income ON Demand II allows you, beginning at age 50, to store any amounts not withdrawn in a given Account Year, and adds a quarterly step-up option.  Income ON Demand II Escalator allows you, beginning at age 50, to store any amounts not withdrawn in a given Account Year, adds a quarterly step-up option and allows you to take higher annual withdrawal amounts at later ages.  Income ON Demand II Plus adds a quarterly step-up option and allows you to increase your benefit base by 7% each year you defer taking withdrawals.

Retirement Income Escalator allows you to withdraw guaranteed amounts each year for life and to increase your benefit base by 7% each year you defer taking withdrawals.  Retirement Income Escalator II offers these same basic benefits.  In addition, it adds a quarterly step-up option and it allows you to take higher annual withdrawal amounts at later ages if eligible upon step-up.

Caution: If you purchase a Contract before the Date of Availability, there is no assurance that the New Living Benefits will become available through your sales representative in your state, and you therefore may never be able to change from a Current Living Benefit.

If you decide to exchange your Current Living Benefit for a New Living Benefit, you must notify us in writing of your decision within 60 days of the Date of Availability.

After you exchange your Current Living Benefit, the following terms and conditions will apply to the New Living Benefit:

●
If you originally elected IOD, your Annual Income Amount, Stored Income Balance and Income Benefit Base will not decrease in value when you elect a New Living Benefit, even if your Account Value has been reduced by poor investment performance. (There are conditions under which the Annual Income Amount might result in higher values, depending upon the age of the Participant.  See the “Determining your Annual Income Amount” under each of the IOD II riders.)

●
If you originally elected RIE, your Annual Withdrawal Amount, Lifetime Withdrawal Percentage, Withdrawal Benefit Base, and Bonus Base will not decrease when you elect RIE II, even if your Account Value has been reduced by poor investment performance.

●	All benefits provided under the New Living Benefit will be based on the Contract’s Issue Date.

●	Your Account Value will not be adjusted for fees and charges already taken.

●
Fees for the New Living Benefit may be higher, and will commence at the end of the Account Quarter in which the change occurs, and will apply, without proration, for the whole of that quarter, regardless of how long in that quarter you held the Current Living Benefit.

●
Your coverage, single-life or joint-life, will remain the same as it was on the Current Living Benefit. All coverage requirements, including ages and marital status, will be based on the Contract’s Issue Date.

●	In calculating the highest quarterly Account Value for step-ups under a New Living Benefit, we will not consider the Account Value for any Account Quarter prior to that in which the change occurs.

●	You will lose your tenth-year credit available under IOD if you exchange for IOD II, IOD II Escalator or IOD II Plus.

●
If you change from IOD to IOD II Plus, and you are in the IOD storage period, you will begin in your IOD II Plus Bonus Period and your available Stored Income Balance will be determined at the beginning of your Stored Income Period.  Because you are in the Bonus Period, your Stored Income Balance no longer applies and will be later determined at the beginning of the Stored Income Period.

Before you make a decision to change your Current Living Benefit, you should carefully read the disclosure in this prospectus describing the New Living Benefits.

SUMMARY OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS

Five of the optional living benefits available under the Contracts provide a GMWB (guaranteed minimum withdrawal benefit) feature.  (That is to say, each of these benefits allows you to withdraw a guaranteed amount each year regardless of the investment performance of the funds in your Account.)  The following chart provides an overview of the withdrawal benefits available under each of the options.  For a complete description of each benefit, including all requirements and restrictions, you must read the disclosure under the next five sections of this prospectus.

LIVING BENEFIT	KEY FEATURES	WITHDRAWAL FEATURES
Secured Returns for Life Plus
You can
• Enroll in a GMAB (guaranteed minimum accumulation benefit)
• Switch to a GMWB anytime before the GMAB matures
• Choose between two GMWB options:
• Withdraw guaranteed amounts each year for life
• Withdraw your principal over time

Percentage of benefit base available for withdrawal annually: • 4% if age 59-64 at first withdrawal or step-up • 5% if age 65 or older at first withdrawal or step-up
Retirement Income Escalator II	You can: • Withdraw guaranteed amounts each year for life • Increase your benefit base by 7% each year you defer taking withdrawals
Percentage of benefit base available for withdrawal annually:
• 5% if age 59-69 at first withdrawal
• 6% if age 70-79 at first withdrawal or when step-up occurs
• 7% if age 80 or older at first withdrawal or when step-up occurs

Income ON Demand II	You can: • Withdraw guaranteed amounts each year for life • Store any amounts not withdrawn in a given Account Year, beginning at age 50	• 5% of benefit base available for withdrawal annually, beginning at age 59 • Can increase annual withdrawal amounts by converting stored income (one time only)
Income ON Demand II Escalator	You can: • Withdraw guaranteed amounts each year for life • Store any amounts not withdrawn in a given Account Year, beginning at age 50 • Take higher annual withdrawal amounts at later ages
• Percentage of benefit base available for withdrawal annually:
• 5% if age 59-69
• 6% if age 70-79 when storage begins or step-up occurs
• 7% if age 80 or older when storage begins or step-up occurs
• Can increase annual withdrawal amounts by converting stored income (one time only)

Income ON Demand II Plus
You can:
• Withdraw guaranteed amounts each year for life
• Store any amounts not withdrawn in a given Account Year, beginning at age 50
• Increase your benefit base by 7% each year you defer taking withdrawals

• 5% of benefit base available for withdrawal annually, beginning at age 59 • Can increase annual withdrawal amounts by converting stored income (one time only)

OPTIONAL LIVING BENEFIT: SECURED RETURNS FOR LIFE PLUSSM

At issue, you may elect to participate in an optional living benefit: Secured Returns for Life Plus ("Secured Returns for Life Plus" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the Benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your Benefit.) You may elect the Benefit on or before the Issue Date, provided:

●	the benefit is available for sale both in the state where the Contract is sold and in the state where the Participant resides;

●	you limit the allocation of your Purchase Payments and Account Value to one of the investment options, known as Designated Funds that we make available with each living benefit;

●	the oldest Participant has not attained age 86 on the Open Date;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit available under your Contract.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail, below, under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures.  If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See "Step-Up.") If you are 85 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Death of Participant Under the AB Plan" and "Death of Participant Under the WB Plan." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

Secured Returns for Life Plus may not be appropriate for all investors. Before purchasing Secured Returns for Life Plus, you should carefully consider the following:

Secured Returns for Life Plus may be appropriate for investors who:

●	want to protect their initial Purchase Payment from market declines (subsequent purchase payments may not be fully protected).
●	want the option of receiving a steady stream of income for life beginning on your first Account Anniversary after your 59th birthday.
●	are not prepared to decide at issue between participation in the AB Plan and participation in the WB Plan.

Secured Returns for Life Plus may be inappropriate for investors who:

●	want multiple owners.
●	want to invest in funds other than a Designated Fund.
●	want to withdraw more than a fixed amount each year.

You may combine your Secured Returns for Life Plus Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan.  The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."

If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Secured Returns for Life Plus Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life Plus."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life Plus."

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life Plus.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments submitted by a Participant while participating in the WB Plan will be treated as "Not in Good Order" and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base).  In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see "Revocation of Secured Returns for Life Plus"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See "Cancellation of Secured Returns for Life Plus.")

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn.  Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged.  In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year.  Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under "THE INCOME PHASE - ANNUITY PROVISIONS";

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.

A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth under "Cost of Secured Returns for Life Plus." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.")

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See "Appendix H - Secured Returns for Life Plus Benefit Examples.")

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Renewal of Secured Returns for Life Plus

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Participants. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Participants at that time. If renewal in Secured Returns for Life Plus is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering Secured Returns for Life Plus to new Participants. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described under "Death of Participant Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATORSM II

You may elect to participate in an optional living benefit rider known as Retirement Income Escalator II (“RIE II”). RIE II provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount.  You may elect RIE II on or before your Issue Date. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated.  The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE II.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under "Death of Participant Under RIE II with Single-Life Coverage" and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

RIE II may not be appropriate for all investors. Before purchasing RIE II, you should carefully consider the following:

RIE II may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your RIE II Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Account Years to increase your benefit in later years.

RIE II may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

RIE II is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because RIE II prohibits any Purchase Payments after the first Account Anniversary.

You may combine RIE II with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE II and any elected optional death benefit rider automatically terminate.

You may elect to participate in RIE II, provided that:

●	the rider is available for sale both in the state where the Contract is sold and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with RIE II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse's age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base.  The RIE II Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II”), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE II will be returned to the Participant, unless the Participant instructs us to terminate participation in RIE II.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under "Cancellation of RIE II," "Depleting Your Account Value," and "Annuitization Under RIE II.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage," "Death of Participant Under RIE II with Single-Life Coverage," and "Death of Participant Under RIE II with Joint-Life Coverage."

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under RIE II";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under "Early Withdrawals"; and

●	decreased following any Excess Withdrawals you take as described under "Excess Withdrawals".

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the table below:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See "Step-Up Under RIE II.").  An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE II.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See "Step-Up under RIE II.") In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total benefits under RIE II, as described further under "Withdrawals Under RIE II."  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under "Cancellation of RIE II."

Here is an example of how RIE II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

     Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits"); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date.  Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under RIE II.

     Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal.  Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59).  Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals

1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce (or even exhaust) your benefits under RIE II.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Excess Withdrawal or an Early Withdrawal, your Withdrawal Benefit Base and the RIE II Bonus Base will each also be reduced to zero. Therefore, your Contract, including your benefits under RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value ("RIE II Fee"). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.20% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.25% for joint-life coverage).  The maximum RIE II Fee you can pay in any one Account Year is equal to 0.80% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.00% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under "Step-Up Under RIE II."  If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under "Cancellation of RIE II".

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE II Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts. If we are no longer issuing Contracts with RIE II, then the percentage rate we use to calculate your RIE II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base.

Your Age at Step-up*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances.  In each of the four examples, Account Values shown are as of the last day of each Account Quarter.  Adjustments are made on the day a Purchase Payment or withdrawal is made:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000.  Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67, 787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 60 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 69 at issue and have attained age 70 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 70 by your first Account Anniversary.  Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, including RIE II, ends.  To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE II with Joint-Life Coverage.”

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 - or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, the RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time.  Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II rider on the original Contract (assuming that your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●
the Withdrawal Benefit Base and the REI II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under RIE II");

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE II. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II ("IOD II"). To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II with Single-Life Coverage" and "Death of Participant Under IOD II with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II may not be appropriate for all investors. Before purchasing IOD II, you should carefully consider the following:

IOD II may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II does not begin to accrue lifetime benefits until you are age 50.

IOD II is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described under "Cancellation of IOD II," "Depleting Your Account Value," and "Annuitization Under IOD II.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II with Single-Life Coverage" and "Death of Participant Under IOD II with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Works").

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000
During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II, as described further under "Withdrawals Under IOD II." Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under "Cancellation of IOD II."

Withdrawals Under IOD II

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elect IOD II, we will deduct a quarterly fee from your Account Value ("IOD II Fee"). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described under "Step-Up Under IOD II."

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated under "Step-Up Under IOD II," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under "Cancellation of IOD II ".

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II with Joint-Life Coverage.”

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II");

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II Escalator ("IOD II Escalator"). To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II Escalator.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II Escalator with Single-Life Coverage" and "Death of Participant Under IOD II Escalator with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Escalator may not be appropriate for all investors. Before purchasing IOD II Escalator, you should carefully consider the following:

IOD II Escalator may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants an opportunity for the annual income to increase as you grow older.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Escalator may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II Escalator does not begin to accrue lifetime benefits until you are age 50.

IOD II Escalator is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Escalator prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Escalator with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Escalator and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Escalator, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Escalator;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, is 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II Escalator, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Escalator will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Escalator.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under "Cancellation of IOD II Escalator," "Depleting Your Account Value," and "Annuitization Under IOD II Escalator.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II Escalator with Single-Life Coverage" and "Death of Participant Under IOD II Escalator with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II Escalator";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Escalator Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below:

Your Age*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See "Step-Up Under IOD II Escalator.")  An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under "Determining Your Income Benefit Base".

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Escalator Works").

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Escalator.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Escalator, as described further under "Withdrawals Under IOD II Escalator." Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under "Cancellation of IOD II Escalator."

Withdrawals Under IOD II Escalator

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II Escalator. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Escalator.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Escalator.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II Escalator with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value ("IOD II Escalator Fee"). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.20 % of your Fee Base on that day, if you elected single-life coverage (0.25% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.80% of your Fee Base if you elected single-life coverage (1.00% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  Your Lifetime Income Percentage is 5%.  Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described under "Step-Up Under IOD II Escalator."

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated under "Step-Up Under IOD II Escalator," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under "Cancellation of IOD II Escalator."

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Escalator, then the percentage rate we use to calculate your IOD II Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Your Age at Step-up*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 60 at issue, so your Lifetime Income Percentage is set to 5%.  Assume instead you are age 69 at issue and have attained age 70 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 70.  Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage.”

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II Escalator");

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will not change;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Escalator. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II Plus

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II Plus ("IOD II Plus"). IOD II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your cost for IOD II Plus.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated.  The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you "step-up" IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary,  the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II Plus with Single-Life Coverage" and "Death of Participant Under IOD II Plus with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Plus may not be appropriate for all investors. Before purchasing IOD II Plus, you should carefully consider the following:

IOD II Plus may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants to defer withdrawals during early Account Years to increase benefits in later years.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Plus may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

IOD II Plus is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Plus prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Plus with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Plus and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Plus, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Plus;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you are at least age 50.  The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.  Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Plus will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Plus.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described under "Cancellation of IOD II Plus," "Depleting Your Account Value," and "Annuitization Under IOD II Plus.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II Plus with Single-Life Coverage" and "Death of Participant Under IOD II Plus with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II Plus";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Plus Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Plus Works").

How IOD II Plus Works

     During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See "Step-Up under IOD II Plus.") In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

     During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years.  The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Plus, as described further under "Withdrawals Under IOD II Plus." Even if your Stored Income Period has begun, withdrawals prior to you First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under "Cancellation of IOD II Plus."

Withdrawals Under IOD II Plus

     Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without affecting your benefits under IOD II Plus. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period.  During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero.  In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Plus.

    Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any "free withdrawal amounts," taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal.  In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Plus.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II Plus with Joint-Life Coverage."  If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elect IOD II Plus, we will deduct a quarterly fee from your Account Value ("IOD II Plus Fee"). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base.  During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000).  At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). Values are shown as of the beginning of the Account Year. At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base.  During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take a $11,400 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described under "Step-Up Under IOD II Plus."

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated under "Step-Up Under IOD II Plus," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under "Cancellation of IOD II Plus".

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base).  The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under "Excess Withdrawals".  All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base).  Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $120,000.  Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Plus with Joint-Life Coverage”.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II Plus");

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Retirement Asset Protector. To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under "Step-Up Under Retirement Asset Protector."

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See "Step-Up Under Retirement Asset Protector.") If you are 85 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Death of Participant Under Retirement Asset Protector." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector ("Retirement Asset Protector Fees"),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

Retirement Asset Protector may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

Retirement Asset Protector may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want to invest in funds other than a Designated Fund.

Retirement Asset Protector is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because Retirement Asset Protector prohibits any Purchase Payments after the first Account Anniversary.

You may elect to participate in Retirement Asset Protector, if:

●	Retirement Asset Protector is available for sale both in the state where the Contract is sold, and in the state where the Participant resides;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not reached age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as Designated Funds, that we make available with Retirement Asset Protector;

●	you do not elect the EEB Premier Plus Optional Death Benefit Rider; and

●	you do not elect any other optional living benefit available under your Contract.

If you are participating in Retirement Asset Protector, you may not make Purchase Payments after the first year following your Issue Date.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Cost of Retirement Asset Protector

If you elect Retirement Asset Protector, we will deduct a quarterly fee from your Account Value ("Retirement Asset Protector Fee"). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.0875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.35% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to "step-up" your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described under "Cancellation of Retirement Asset Protector;" or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of (a) any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges and (b) the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date. To determine the value of (b), we multiply:

●	the sum of the value of the Retirement Asset Protector Benefit Base on the last day of each Account Quarter since the Issue Date times

●	one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4).

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $140,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($150,000 - $140,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $10,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce your benefits under Retirement Asset Protector. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will "mature" on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the "GMAB Maturity Date"), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $112,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $6,000 ($118,000 - $112,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $4,480. Therefore, we will credit $6,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under "Cost of Retirement Asset Protector." In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of Retirement Asset Protector

If you elect to participate in Retirement Asset Protector and you remain in the benefit until it matures, you may elect to renew your participation in Retirement Asset Protector, provided that we are still offering the benefit to new Participants. Upon renewal, the annual charge for participation in Retirement Asset Protector will be extended under the terms and conditions applicable to new Participants at that time. We reserve the right, in our sole discretion, to stop offering Retirement Asset Protector to new Participants, in which case renewals will no longer be available.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease.  Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming that the rider is available to new Participants at the time of such election and the surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.")  The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector benefit on the original Contract.  The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after Retirement Asset Protector has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds (continued)
90/10 Masters Model*	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Build Your Portfolio	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Fidelity VIP Balanced Portfolio - Service Class 2
Dollar-Cost Averaging Program Options	MFS® Total Return Portfolio - S Class
6-Month DCA Guarantee Option	Oppenheimer Balanced Fund/VA - Service Shares
12-Month DCA Guarantee Option	AllianceBernstein VPS Balanced Wealth Strategy Fund - Class B*
Van Kampen UIF Equity & Income Portfolio II*
Funds	Franklin Templeton VIP Founding Funds Allocation Fund - Class 2*
SC Ibbotson Growth Fund – S Class*	BlackRock Global Allocation V.I. – Class 3*
SC Ibbotson Balanced Fund – S Class*
SC Ibbotson Moderate Fund – S Class*
* Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX K -- BUILD YOUR PORTFOLIO."

If you elected to participate in Income ON Demand II, Income ON Demand II Escalator, Income ON Demand II Plus or Retirement Income Escalator II, and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected.  We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, and RIE II, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund.  In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit rider will continue with all of the benefits except for step-up.

BUILD YOUR PORTFOLIO

Among the choices of Designated Funds is a selection of funds ("portfolio model") that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix K.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," Short-Term Trading," and "Funds' Shareholder Trading Policies.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFITS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract ("Yearly RMD Amount").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit.

Tax Issues Under Secured Returns for Life Plus

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under Secured Returns for Life Plus").

Tax Issues Under Retirement Income Escalator II

When you elect to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

Tax Issues Under Income ON Demand II, Income ON Demand II Escalator, or Income ON Demand II Plus

When you elect to participate in IOD II, IOD II Escalator, or IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II, IOD II Escalator, or IOD II Plus, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, IOD II Escalator, or IOD II Plus,, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

Tax Issues Under Retirement Asset Protector

If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see "Withdrawals Under Retirement Asset Protector").

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "basic death benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendix C.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not  within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce  the "EEB Premier Plus amount."

Spousal Continuance

If you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance."

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date"). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity
We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Contract has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds.  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

      Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

      Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

      Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

      Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test. If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

      Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities ("TSA").

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  After December 31, 2008, we will no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge . Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

      Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

      Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

      Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2005, 2006, and 2007, approximately $3,910,993, $5,282,440, and $6,307,971, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 20, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To: Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Account	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	7.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037)  =  -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
OPTIONAL DEATH BENEFIT EXAMPLES

CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

*** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX D -
SECURED RETURNS FOR LIFE BENEFIT

The following information applies to your Contract if you elected to participate in the Secured Returns for Life Optional Living Benefit Rider and did not replace it with the Secured Returns for Life Plus rider, which was available for such replacements for a limited period of time beginning in April 2006. (The Secured Returns for Life Plus rider is described under "Optional Living Benefit Rider: Secured Returns for Life Plus" in the prospectus to which this Appendix is attached.) The Secured Returns for Life rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of Secured Returns for Life are no longer available.

Secured Returns for Life ("Secured Returns for Life" or "Benefit") guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the "RGLB amount"):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date.  See "Designated Funds" in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit ("AB") Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up."

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of the Secured Returns for Life Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value ("step-up"). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ("WB") Plan." (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to Secured Returns for Life.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is  $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund® - Initial Class
MFS® Strategic Value Portfolio - S Class	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds.  Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Marsico 21st Century Fund, Variable Series,	MFS® Blended Research Core Equity Portfolio - S Class
A Class*	MFS® Global Research Portfolio - S Class**
Columbia Marsico Growth Fund, Variable Series,	Emerging Markets Equity Funds
A Class*	MFS® Emerging Markets Equity Portfolio - S Class
MFS® Growth Portfolio - S Class	Small-Cap Equity Funds
MFS® Massachusetts Investors Growth Stock	MFS® New Discovery Portfolio - S Class
Portfolio - S Class	Oppenheimer Main Street Small Cap Fund/VA
- Service Shares

* Only available if you purchased your Contract through a Bank of America representative.
** Formerly MFS® Research Portfolio - S Class.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Funds	Small-Cap Equity Funds
Wanger Select	Wanger USA
Emerging Markets Equity Funds
Columbia Small Cap Value Fund, Variable Series -
Class B

Columbia Management Advisors, LLC, advises the Columbia Funds. Columbia Wanger Asset Management, L.P. advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Mid-Cap Equity Funds
Lord Abbett Series Fund Growth & Income Portfolio -	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class VC	Short-Term Bond Funds
Asset Allocation Funds	PIMCO VIT Low Duration Portfolio - Admin. Class
PIMCO VIT All Asset Portfolio - Admin. Class	High Yield Bond Funds
International/Global Equity Funds	MFS® High Yield Portfolio - S Class
Templeton Foreign Securities Fund - Class 2	Money Market Funds
Emerging Markets Equity Funds	MFS® Money Market Portfolio - S Class
Templeton Developing Markets Securities Fund -
Class 2

Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds.  Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Target Date Funds
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® VIP Freedom 2010 Portfolio - Service Class 2*
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein VPS International Value Portfolio,	PIMCO VIT Total Return Portfolio - Admin. Class
Class B**	Inflation-Protected Bond Funds
PIMCO VIT Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
** Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolio. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolio.

APPENDIX F -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for all Contracts issued prior to September 7, 2004 and certain contracts issued after that date. The following information applies to your Contract if you elected to participate in the Secured Returns Benefit and did not replace it with the Secured Returns 2 rider, which was available for such replacements for a limited period of time. The Secured Returns Benefit rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns Benefit are no longer available.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value.

Upon annuitization, the Benefit and any optional death benefit rider automatically terminate.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See "Designated Funds" in the prospectus to which this Appendix is attached.

If you elected to participate in the Secured Returns Benefit with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected the Secured Returns Benefit with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke the Secured Returns Benefit. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance " under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to Secured Returns. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to  $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000).  Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX G -
SECURED RETURNS 2 BENEFIT

The following information applies to your Contract if you elected to participate in the optional living benefit rider Secured Returns 2 and did not replace it with the Secured Returns for Life Rider, which was available for such replacements for a limited period of time beginning in November 2005. The Secured Returns 2 rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns 2 Benefit are no longer available.

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See "Designated Funds" in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.  We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege" in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount ("GLB amount") proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such "maturity date." No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature". If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or "maximum WB amount," is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount.  In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase ("step-up") your GLB amount or remaining GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount." After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount." (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns 2. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to Secured Returns 2. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns 2.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED THE SECURED RETURNS 2 BENEFIT ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX H -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE PLUS. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up Elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up Elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB Election at Issue; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB Election at Issue; Subsequent Purchase Payments made; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB Election at Issue; Withdrawals Taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB Election at Issue; Excess Withdrawal Taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB Election at Issue; Withdrawals Not Taken Immediately; Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and:
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

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Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

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Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

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Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

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Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

EXAMPLE 19: One Year Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount ("GLB amount") at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

APPENDIX I -
RETIREMENT INCOME ESCALATOR

The optional living benefit rider known as Retirement Income Escalator ("RIE") was available for all Contracts issued after May 5, 2008 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount.  To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE.

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated.  The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under "Death of Participant Under RIE with Single-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

You may combine your RIE benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE and any elected optional death benefit rider automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continue regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base.  The RIE Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see  “Step-Up Under RIE” in this Appendix), provided that the step-up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE will be treated as “Not in Good Order” and returned to the Participant, unless the Participant instructs us to terminate his participation in RIE.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under "Cancellation of RIE," "Depleting Your Account Value," and "Annuitization Under RIE.") See "Designated Funds" in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage," "Death of Participant Under RIE with Single-Life Coverage," and "Death of Participant Under RIE with Joint-Life Coverage" in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under RIE"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date.  It is a set percentage of your Withdrawal Benefit Base.  This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total RIE, as described further in this Appendix under "Withdrawals Under RIE."  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under "Cancellation of RIE."

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups.  Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

     Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in this Appendix);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "Certain Tax Considerations" in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date.  Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  Because the withdrawals do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal.  In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal	=	B x	(	C	)
Benefit Base				D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, excess withdrawals taken in a down market could severely reduce your RIE.

     Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract.  In addition, all withdrawals taken prior to your RIE Coverage Date, including any "free withdrawal amounts," will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal.  In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal	=	X x	(	Y	)
Benefit Base				Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal.  Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½).  Any withdrawals you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000.  Because you are age 51 (and younger than age 59½), this is an early withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000 –10,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce (or even exhaust) your RIE.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Withdrawal Benefit Base will also be reduced to zero. Therefore, your Contract, as well as your RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elect RIE, we will deduct a quarterly fee from your Account Value ("RIE Fee"). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage).  The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year.  However, as explained in this Appendix under "Step-Up Under RIE," favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary.  That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under "Cancellation of RIE" in this Appendix.

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied.  First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See "Designated Funds" in the prospectus to which this Appendix is attached.)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts.  If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage.  In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended.  You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, (including RIE) ends.  To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time.  Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under RIE" in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value" in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE.

When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value  dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See "Withdrawals under RIE" in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

APPENDIX J -
Income ON Demand® Benefit

The optional living benefit rider known as Income ON Demand (the "Income ON Demand Benefit") was available for all Contracts issued after March 5, 2007 and prior to October 20, 2008 and for certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in the Income ON Demand Benefit. The Income ON Demand Benefit is no longer available for sale on new Contracts.

To describe how the Income ON Demand Benefit works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for the Income ON Demand Benefit.

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage" and "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

You may combine your Income ON Demand Benefit with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, Income ON Demand and any elected optional death benefit rider automatically terminate.

The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described below under "Determining Your Stored Income Balance."

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in the Income ON Demand Benefit, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in Income ON Demand Benefit will be treated as "Not in Good Order" and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under "Joint-Life Coverage" and the sections entitled "Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage" and "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage."

To participate in the Income ON Demand Benefit, all of your Account Value must be invested in a Designated Fund at all times during the term of the Income ON Demand Benefit. (The term of the Income ON Demand Benefit is for life, unless your Income Benefit Base is reduced to zero or your Income ON Demand Benefit is terminated or cancelled as described in this Appendix under "Cancellation of the Income ON Demand Benefit," "Depleting Your Account Value," and "Annuitization Under the Income ON Demand Benefit.") See "Designated Funds" in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under "Step-Up Under the Income ON Demand Benefit" in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under "How the Income ON Demand Benefit Works"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your "one-time" option to increase your Income Benefit Base (described below under "How the Income ON Demand Benefit Works").

How the Income ON Demand Benefit Works

Under the terms of the Income ON Demand Benefit, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further in this Appendix under "Withdrawals Under the Income ON Demand Benefit" and "Tenth-Year Credit." Note also that investing in any Fund, other than a Designated Fund, will cancel the Income ON Demand Benefit as described under "Cancellation of the Income ON Demand Benefit" in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a "one-time" increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this "one-time" option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how the Income ON Demand Benefit works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under the Income ON Demand Benefit

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your Income ON Demand Benefit. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under "Certain Tax Considerations").

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your Income ON Demand Benefit. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any "free withdrawal amounts," will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your Income ON Demand Benefit. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under the Income ON Demand Benefit do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base).

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your Income ON Demand Benefit, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your Income ON Demand Benefit, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but the Income ON Demand Benefit will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"), if you have not already exercised this one-time option as described in this Appendix under "How the Income ON Demand Benefit Works," or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of the Income ON Demand Benefit

If you elect the Income ON Demand Benefit Rider, we will deduct a quarterly fee from your Account Value ("Income ON Demand Fee"). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under "Step-Up Under the Income ON Demand Benefit," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under "Cancellation of the Income ON Demand Benefit" in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under the Income ON Demand Benefit

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up your Income ON Demand Benefit.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your Income ON Demand Benefit will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you have the option of electing the Income ON Demand Benefit with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an "early withdrawal," and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of the Income ON Demand Benefit

Should you decide that the Income ON Demand Benefit is no longer appropriate for you, you may cancel the Income ON Demand Benefit at any time. Upon cancellation, all benefits and charges under the Income ON Demand Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Income ON Demand Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage

If you selected single-life coverage, the Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Benefit Rider on the original Contract (assuming that at the time of election the Income ON Demand Benefit is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in the Income ON Demand Benefit, the provisions of the section in this Appendix titled “Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, the Income ON Demand Benefit will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under the Income ON Demand Benefit" in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including the Income ON Demand Benefit, terminates.

If you purchased joint life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under the Income ON Demand Benefit

Under the terms of the Income ON Demand Benefit, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value" in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Income ON Demand.

When you elect to participate in the Income ON Demand Benefit, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your Income ON Demand Benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under the Income ON Demand Benefit as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Income ON Demand Benefit, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see "Withdrawals Under the Income ON Demand Benefit"), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

APPENDIX K -
BUILD YOUR PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the "build your portfolio" program. This program is more fully described under "BUILD YOUR PORTFOLIO" in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

PIMCO VIT Total Return Portfolio[7]	AllianceBernstein VPS Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® VIP Balanced Portfolio	Lord Abbett Series Fund Growth & Income Portfolio[6]	SCSM Oppenheimer Main Street Small Cap Fund	MFS® High Yield Portfolio[6]
MFS® Government Securities Portfolio	Franklin Income Securities Fund	MFS® Value Portfolio	MFS® Growth Portfolio[2]	PIMCO VIT Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund[8]	Van Kampen LIT Comstock II	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund®
PIMCO VIT Real Return Portfolio[7]	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
Huntington VA Mortgage Securities Fund[5]	Oppenheimer Balanced Fund/VA	Lord Abbett Series Fund Mid-Cap Value Portfolio[6]	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[6]
MFS® Money Market Portfolio[6,8]	Van Kampen UIF Equity & Income II Fund[8]	MFS® Utilities Portfolio	MFS® New Discovery Portfolio[2]	MFS® Emerging Markets Equity Portfolio
PIMCO VIT Low Duration Portfolio[6]	Fidelity® VIP Freedom 2010 Portfolio[7]	MFS® Blended Research Core Equity Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Strategic Income Portfolio[1]
Sun Capital Money Market Fund®	Fidelity® VIP Freedom 2015 Portfolio	MFS® Global Research Portfolio[2]	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund[8]
SCSM Goldman Sachs Short Duration Fund[8]	Fidelity® VIP Freedom 2020 Portfolio	MFS® Core Equity Portfolio	Templeton Foreign Securities Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
SCSM PIMCO Total Return Fund[8]	SCSM Ibbotson Moderate Fund[8]	SCSM Davis Venture Value Fund	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund[5]
SCSM BlackRock Inflation Protected Bond Fund[8]	SCSM Ibbotson Balanced Fund[8]	Oppenheimer Main St. Fund®/VA7	Templeton Growth Securities Fund	Huntington VA Real Strategies Fund[5]
	SCSM Ibbotson Growth Fund[8]	MFS® Strategic Value Portfolio[1]	First Eagle Overseas Variable Fund	PIMCO VIT All Asset Portfolio[6]
	BlackRock Global Allocation V.I. Fund[8]	MFS® Mid Cap Value Portfolio[1]	Oppenheimer Global Securities Fund/VA
		Huntington VA Dividend Capture Fund[5]	Columbia Marsico International Opportunities Fund, Variable Series
		Huntington VA Income Equity Fund[5]	Fidelity® VIP Mid Cap Portfolio
		SCSM Lord Abbett Growth & Income Fund[8]	Wanger USA[3]
		SCSM Goldman Sachs Mid Cap Value Fund[8]	Wanger Select, Variable Series[3]
		AllianceBernstein VPS Wealth Appreciation Strategy Portfolio[8]	Columbia Small Cap Value[3]
		SCSM Oppenheimer Large Cap Core Fund	MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund[8]
Columbia Marsico Growth Fund, Variable Series[4]
Columbia Marsico 21st Century Fund, Variable Series[4]
MFS® Capital Appreciation Portfolio[1]
MFS® Mid Cap Growth Portfolio[1]
MFS® Global Growth Portfolio[1]
Huntington VA Growth Fund[5]
Huntington VA Marco 100 Fund[5]
Huntington VA Mid Corp America Fund[5]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

Huntington VA New Economy Fund[5]
Huntington VA International Equity Fund[5]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund[8]
Van Kampen UIF Mid Cap Growth II Portfolio[8]
Van Kampen UIF Mid Cap Value II Portfolio[8]
AllianceBernstein VPS International Growth Portfolio[8]
AllianceBernstein VPS International Value Portfolio[7,8]
Fidelity® VIP Contrafund Portfolio[8]
SCSM AllianceBernstein International Value Fund[8]
SCSM Dremen Small Cap Value Fund[8]
SCSM AIM Small Cap Growth Fund[8]

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4] Only B Class shares available if you purchased your Contract on or after March 5, 2007.  Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5 Only available if you purchased your Contract through a Huntington Bank representative.
6 Only available if you purchased your Contract before March 10, 2008.
7 Only available if you purchased your Contract before October 20, 2008.
8 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX L -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS CHOICE should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1788	743,740

Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1584	271,772

Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1534	22,309

Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1381	207,834

Columbia Marsico 21st Century Class B	05	2007	10.0000	12.1330	0

Columbia Marsico 21st Century Class B	06	2007	10.0000	12.1177	750

Columbia Marsico 21st Century Class B	07	2007	10.0000	12.1126	1,738

Columbia Marsico 21st Century Class B	08	2007	10.0000	12.0922	0

Columbia Marsico 21st Century Fund, Variable Series	01	2007	13.3554	15.7150	4,326
Columbia Marsico 21st Century Fund, Variable Series	01	2006	11.3055	13.3554	3,985
Columbia Marsico 21st Century Fund, Variable Series	01	2005	10.0000	11.3055	0

Columbia Marsico 21st Century Fund, Variable Series	02	2007	13.3074	15.6266	0
Columbia Marsico 21st Century Fund, Variable Series	02	2006	11.2877	13.3074	0
Columbia Marsico 21st Century Fund, Variable Series	02	2005	10.0000	11.2877	0

Columbia Marsico 21st Century Fund, Variable Series	03	2007	13.2954	15.6046	0
Columbia Marsico 21st Century Fund, Variable Series	03	2006	11.2832	13.2954	0
Columbia Marsico 21st Century Fund, Variable Series	03	2005	10.0000	11.2832	0

Columbia Marsico 21st Century Fund, Variable Series	04	2007	13.2595	15.5385	0
Columbia Marsico 21st Century Fund, Variable Series	04	2006	11.2698	13.2595	0
Columbia Marsico 21st Century Fund, Variable Series	04	2005	10.0000	11.2698	0

Columbia Marsico 21st Century Fund, Variable Series	05	2007	13.2475	15.5166	0
Columbia Marsico 21st Century Fund, Variable Series	05	2006	11.2654	13.2475	0
Columbia Marsico 21st Century Fund, Variable Series	05	2005	10.0000	11.2654	0

Columbia Marsico 21st Century Fund, Variable Series	06	2007	13.2116	15.4508	0
Columbia Marsico 21st Century Fund, Variable Series	06	2006	11.2520	13.2116	0
Columbia Marsico 21st Century Fund, Variable Series	06	2005	10.0000	11.2520	0

Columbia Marsico 21st Century Fund, Variable Series	07	2007	13.1996	15.4288	0
Columbia Marsico 21st Century Fund, Variable Series	07	2006	11.2475	13.1996	0
Columbia Marsico 21st Century Fund, Variable Series	07	2005	10.0000	11.2475	0

Columbia Marsico 21st Century Fund, Variable Series	08	2007	13.1519	15.3414	0
Columbia Marsico 21st Century Fund, Variable Series	08	2006	11.2297	13.1519	0
Columbia Marsico 21st Century Fund, Variable Series	08	2005	10.0000	11.2297	0

Columbia Marsico Growth Class B	01	2007	10.0000	11.8174	46,928

Columbia Marsico Growth Class B	02	2007	10.0000	11.7977	23,053

Columbia Marsico Growth Class B	03	2007	10.0000	11.7927	1,188

Columbia Marsico Growth Class B	04	2007	10.0000	11.7779	12,583

Columbia Marsico Growth Class B	05	2007	10.0000	11.7730	0

Columbia Marsico Growth Class B	06	2007	10.0000	11.7582	0

Columbia Marsico Growth Class B	07	2007	10.0000	11.7532	0

Columbia Marsico Growth Class B	08	2007	10.0000	11.7334	0

Columbia Marsico Growth Fund, Variable Series	01	2007	11.4935	13.3190	0
Columbia Marsico Growth Fund, Variable Series	01	2006	10.9813	11.4935	4,522
Columbia Marsico Growth Fund, Variable Series	01	2005	10.0000	10.9813	0

Columbia Marsico Growth Fund, Variable Series	02	2007	11.4522	13.2440	0
Columbia Marsico Growth Fund, Variable Series	02	2006	10.9640	11.4522	0
Columbia Marsico Growth Fund, Variable Series	02	2005	10.0000	10.9640	0

Columbia Marsico Growth Fund, Variable Series	03	2007	11.4418	13.2254	0
Columbia Marsico Growth Fund, Variable Series	03	2006	10.9596	11.4418	0
Columbia Marsico Growth Fund, Variable Series	03	2005	10.0000	10.9596	0

Columbia Marsico Growth Fund, Variable Series	04	2007	11.4109	13.1694	6,420
Columbia Marsico Growth Fund, Variable Series	04	2006	10.9467	11.4109	6,472
Columbia Marsico Growth Fund, Variable Series	04	2005	10.0000	10.9467	4,598

Columbia Marsico Growth Fund, Variable Series	05	2007	11.4006	13.1508	0
Columbia Marsico Growth Fund, Variable Series	05	2006	10.9423	11.4006	0
Columbia Marsico Growth Fund, Variable Series	05	2005	10.0000	10.9423	0

Columbia Marsico Growth Fund, Variable Series	06	2007	11.3697	13.0950	0
Columbia Marsico Growth Fund, Variable Series	06	2006	10.9293	11.3697	0
Columbia Marsico Growth Fund, Variable Series	06	2005	10.0000	10.9293	0

Columbia Marsico Growth Fund, Variable Series	07	2007	11.3594	13.0765	0
Columbia Marsico Growth Fund, Variable Series	07	2006	10.9250	11.3594	0
Columbia Marsico Growth Fund, Variable Series	07	2005	10.0000	10.9250	0

Columbia Marsico Growth Fund, Variable Series	08	2007	11.3183	13.0023	0
Columbia Marsico Growth Fund, Variable Series	08	2006	10.9076	11.3183	0
Columbia Marsico Growth Fund, Variable Series	08	2005	10.0000	10.9076	0

Columbia Marsico International Opp fund, Variable Fund	01	2007	14.5525	17.1795	51,832
Columbia Marsico International Opp fund, Variable Fund	01	2006	11.9712	14.5525	7,332
Columbia Marsico International Opp fund, Variable Fund	01	2005	10.0000	11.9712	0

Columbia Marsico International Opp fund, Variable Fund	02	2007	14.5002	17.0829	16,138
Columbia Marsico International Opp fund, Variable Fund	02	2006	11.9523	14.5002	570
Columbia Marsico International Opp fund, Variable Fund	02	2005	10.0000	11.9523	570

Columbia Marsico International Opp fund, Variable Fund	03	2007	14.4872	17.0588	4,916
Columbia Marsico International Opp fund, Variable Fund	03	2006	11.9476	14.4872	0
Columbia Marsico International Opp fund, Variable Fund	03	2005	10.0000	11.9476	0

Columbia Marsico International Opp fund, Variable Fund	04	2007	14.4480	16.9866	43,700
Columbia Marsico International Opp fund, Variable Fund	04	2006	11.9335	14.4480	0
Columbia Marsico International Opp fund, Variable Fund	04	2005	10.0000	11.9335	0

Columbia Marsico International Opp fund, Variable Fund	05	2007	14.4350	16.9627	0
Columbia Marsico International Opp fund, Variable Fund	05	2006	11.9287	14.4350	0
Columbia Marsico International Opp fund, Variable Fund	05	2005	10.0000	11.9287	0

Columbia Marsico International Opp fund, Variable Fund	06	2007	14.3959	16.8907	551
Columbia Marsico International Opp fund, Variable Fund	06	2006	11.9146	14.3959	0
Columbia Marsico International Opp fund, Variable Fund	06	2005	10.0000	11.9146	0

Columbia Marsico International Opp fund, Variable Fund	07	2007	14.3828	16.8668	0
Columbia Marsico International Opp fund, Variable Fund	07	2006	11.9099	14.3828	0
Columbia Marsico International Opp fund, Variable Fund	07	2005	10.0000	11.9099	0

Columbia Marsico International Opp fund, Variable Fund	08	2007	14.3308	16.7712	0
Columbia Marsico International Opp fund, Variable Fund	08	2006	11.8909	14.3308	0
Columbia Marsico International Opp fund, Variable Fund	08	2005	10.0000	11.8909	0

Columbia Small Cap Value Fund, Variable Series	01	2007	12.5560	12.0662	0
Columbia Small Cap Value Fund, Variable Series	01	2006	10.6627	12.5560	0
Columbia Small Cap Value Fund, Variable Series	01	2005	10.0000	10.6627	0

Columbia Small Cap Value Fund, Variable Series	02	2007	12.5109	11.9984	546
Columbia Small Cap Value Fund, Variable Series	02	2006	10.6459	12.5109	546
Columbia Small Cap Value Fund, Variable Series	02	2005	10.0000	10.6459	546

Columbia Small Cap Value Fund, Variable Series	03	2007	12.4996	11.9814	0
Columbia Small Cap Value Fund, Variable Series	03	2006	10.6417	12.4996	0
Columbia Small Cap Value Fund, Variable Series	03	2005	10.0000	10.6417	0

Columbia Small Cap Value Fund, Variable Series	04	2007	12.4658	11.9307	0
Columbia Small Cap Value Fund, Variable Series	04	2006	10.6291	12.4658	0
Columbia Small Cap Value Fund, Variable Series	04	2005	10.0000	10.6291	0

Columbia Small Cap Value Fund, Variable Series	05	2007	12.4546	11.9139	0
Columbia Small Cap Value Fund, Variable Series	05	2006	10.6249	12.4546	0
Columbia Small Cap Value Fund, Variable Series	05	2005	10.0000	10.6249	0

Columbia Small Cap Value Fund, Variable Series	06	2007	12.4208	11.8633	0
Columbia Small Cap Value Fund, Variable Series	06	2006	10.6123	12.4208	0
Columbia Small Cap Value Fund, Variable Series	06	2005	10.0000	10.6123	0

Columbia Small Cap Value Fund, Variable Series	07	2007	12.4096	11.8465	0
Columbia Small Cap Value Fund, Variable Series	07	2006	10.6081	12.4096	0
Columbia Small Cap Value Fund, Variable Series	07	2005	10.0000	10.6081	0

Columbia Small Cap Value Fund, Variable Series	08	2007	12.3646	11.7794	0
Columbia Small Cap Value Fund, Variable Series	08	2006	10.5912	12.3646	0
Columbia Small Cap Value Fund, Variable Series	08	2005	10.0000	10.5912	0

Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7604	108,415

Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7424	28,515

Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7379	1,314

Fidelity VIP Balanced Svc2	04	2007	10.0000	10.7244	687

Fidelity VIP Balanced Svc2	05	2007	10.0000	10.7199	0

Fidelity VIP Balanced Svc2	06	2007	10.0000	10.7064	0

Fidelity VIP Balanced Svc2	07	2007	10.0000	10.7019	0

Fidelity VIP Balanced Svc2	08	2007	10.0000	10.6838	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1547	11.9301	92,175
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3184	11.1547	20,798
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3184	23,604

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.1285	11.8777	9,761
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3150	11.1285	1,017
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3150	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.1219	11.8646	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3141	11.1219	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3141	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.1022	11.8255	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3115	11.1022	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3115	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0957	11.8125	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3107	11.0957	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3107	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2007	11.0760	11.7734	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2007	11.0694	11.7604	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2006	10.3072	11.0694	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.0000	10.3072	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2007	11.0432	11.7084	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2006	10.3038	11.0432	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.0000	10.3038	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3650	12.2281	93,010
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3936	11.3650	25,678
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3936	486

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.3382	12.1744	150,937
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3902	11.3382	40,737
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3902	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.3316	12.1611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3893	11.3316	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3893	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.3115	12.1209	14,562
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3867	11.3115	639
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3867	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.3048	12.1076	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3858	11.3048	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3858	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2007	11.2848	12.0675	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2007	11.2781	12.0542	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2006	10.3824	11.2781	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.0000	10.3824	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2007	11.2513	12.0009	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2006	10.3789	11.2513	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.0000	10.3789	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4990	12.4735	505,529
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4346	11.4990	166,242
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4346	1,426

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4719	12.4188	160,624
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4311	11.4719	36,453
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4311	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4652	12.4052	1,982
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4302	11.4652	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4302	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.4449	12.3642	2,554
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4276	11.4449	2,571
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4276	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.4381	12.3506	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4267	11.4381	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4267	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2007	11.4178	12.3098	4,992
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2006	10.4241	11.4178	4,917
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.0000	10.4241	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2007	11.4111	12.2961	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2006	10.4232	11.4111	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.0000	10.4232	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2007	11.3840	12.2418	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2006	10.4197	11.3840	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.0000	10.4197	0

Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.7120	1,525,439

Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6924	571,915

Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6875	41,093

Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6728	331,387

Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6679	0

Fidelity VIP Mid Cap Svc2	06	2007	10.0000	11.6532	747

Fidelity VIP Mid Cap Svc2	07	2007	10.0000	11.6483	1,686

Fidelity VIP Mid Cap Svc2	08	2007	10.0000	11.6287	155

First Eagle Overseas Variable Fund	01	2007	10.0000	10.6798	927,016

First Eagle Overseas Variable Fund	02	2007	10.0000	10.6619	292,646

First Eagle Overseas Variable Fund	03	2007	10.0000	10.6574	8,077

First Eagle Overseas Variable Fund	04	2007	10.0000	10.6440	122,744

First Eagle Overseas Variable Fund	05	2007	10.0000	10.6396	0

First Eagle Overseas Variable Fund	06	2007	10.0000	10.6262	0

First Eagle Overseas Variable Fund	07	2007	10.0000	10.6217	645

First Eagle Overseas Variable Fund	08	2007	10.0000	10.6038	0

FRANKLIN Income Securities Class 2	01	2007	10.0000	10.2071	533,516

FRANKLIN Income Securities Class 2	02	2007	10.0000	10.1900	132,798

FRANKLIN Income Securities Class 2	03	2007	10.0000	10.1857	18,476

FRANKLIN Income Securities Class 2	04	2007	10.0000	10.1729	43,451

FRANKLIN Income Securities Class 2	05	2007	10.0000	10.1687	0

FRANKLIN Income Securities Class 2	06	2007	10.0000	10.1559	0

FRANKLIN Income Securities Class 2	07	2007	10.0000	10.1516	0

FRANKLIN Income Securities Class 2	08	2007	10.0000	10.1345	0

Franklin Small Cap Value Securities Fund	01	2007	20.6252	19.8610	191,144
Franklin Small Cap Value Securities Fund	01	2006	17.8718	20.6252	139,585
Franklin Small Cap Value Securities Fund	01	2005	16.6555	17.8718	61,977
Franklin Small Cap Value Securities Fund	01	2004	13.6440	16.6555	48,744
Franklin Small Cap Value Securities Fund	01	2003	10.4678	13.6440	17,206
Franklin Small Cap Value Securities Fund	01	2002	10.0000	10.4678	2,459

Franklin Small Cap Value Securities Fund	02	2007	20.4418	19.6442	164,516
Franklin Small Cap Value Securities Fund	02	2006	17.7488	20.4418	154,763
Franklin Small Cap Value Securities Fund	02	2005	16.5743	17.7488	128,824
Franklin Small Cap Value Securities Fund	02	2004	13.6052	16.5743	82,077
Franklin Small Cap Value Securities Fund	02	2003	10.4592	13.6052	44,106
Franklin Small Cap Value Securities Fund	02	2002	10.0000	10.4592	3,770

Franklin Small Cap Value Securities Fund	03	2007	20.3962	19.5904	7,528
Franklin Small Cap Value Securities Fund	03	2006	17.7182	20.3962	5,970
Franklin Small Cap Value Securities Fund	03	2005	16.5541	17.7182	3,530
Franklin Small Cap Value Securities Fund	03	2004	13.5955	16.5541	1,206
Franklin Small Cap Value Securities Fund	03	2003	10.4570	13.5955	24
Franklin Small Cap Value Securities Fund	03	2002	10.0000	10.4570	0

Franklin Small Cap Value Securities Fund	04	2007	20.2597	19.4295	104,546
Franklin Small Cap Value Securities Fund	04	2006	17.6264	20.2597	95,329
Franklin Small Cap Value Securities Fund	04	2005	16.4935	17.6264	76,643
Franklin Small Cap Value Securities Fund	04	2004	13.5664	16.4935	56,641
Franklin Small Cap Value Securities Fund	04	2003	10.4506	13.5664	35,649
Franklin Small Cap Value Securities Fund	04	2002	10.0000	10.4506	1,032

Franklin Small Cap Value Securities Fund	05	2007	20.2146	19.3763	3,358
Franklin Small Cap Value Securities Fund	05	2006	17.5960	20.2146	2,508
Franklin Small Cap Value Securities Fund	05	2005	16.4733	17.5960	2,389
Franklin Small Cap Value Securities Fund	05	2004	13.5567	16.4733	297
Franklin Small Cap Value Securities Fund	05	2003	10.4484	13.5567	321
Franklin Small Cap Value Securities Fund	05	2002	10.0000	10.4484	0

Franklin Small Cap Value Securities Fund	06	2007	20.0790	19.2167	27,646
Franklin Small Cap Value Securities Fund	06	2006	17.5047	20.0790	26,342
Franklin Small Cap Value Securities Fund	06	2005	16.4128	17.5047	25,405
Franklin Small Cap Value Securities Fund	06	2004	13.5276	16.4128	7,978
Franklin Small Cap Value Securities Fund	06	2003	10.4419	13.5276	1,921
Franklin Small Cap Value Securities Fund	06	2002	10.0000	10.4419	0

Franklin Small Cap Value Securities Fund	07	2007	18.6700	17.8591	419
Franklin Small Cap Value Securities Fund	07	2006	16.2846	18.6700	397
Franklin Small Cap Value Securities Fund	07	2005	15.2767	16.2846	0
Franklin Small Cap Value Securities Fund	07	2004	12.5977	15.2767	0
Franklin Small Cap Value Securities Fund	07	2003	10.0000	12.5977	0

Franklin Small Cap Value Securities Fund	08	2007	18.5319	17.6905	0
Franklin Small Cap Value Securities Fund	08	2006	16.1971	18.5319	0
Franklin Small Cap Value Securities Fund	08	2005	15.2256	16.1971	0
Franklin Small Cap Value Securities Fund	08	2004	12.5813	15.2256	0
Franklin Small Cap Value Securities Fund	08	2003	10.0000	12.5813	0

FRANKLIN Strategic Income Securities Class 2	01	2007	10.0000	10.3658	71,204

FRANKLIN Strategic Income Securities Class 2	02	2007	10.0000	10.3485	18,159

FRANKLIN Strategic Income Securities Class 2	03	2007	10.0000	10.3442	0

FRANKLIN Strategic Income Securities Class 2	04	2007	10.0000	10.3312	15,046

FRANKLIN Strategic Income Securities Class 2	05	2007	10.0000	10.3269	0

FRANKLIN Strategic Income Securities Class 2	06	2007	10.0000	10.3139	0

FRANKLIN Strategic Income Securities Class 2	07	2007	10.0000	10.3095	1,088

FRANKLIN Strategic Income Securities Class 2	08	2007	10.0000	10.2922	0

Lord Abbett All Value Portfolio	01	2007	14.1549	14.9013	156,171
Lord Abbett All Value Portfolio	01	2006	12.5156	14.1549	85,890
Lord Abbett All Value Portfolio	01	2005	11.8619	12.5156	35,436
Lord Abbett All Value Portfolio	01	2004	10.3919	11.8619	21,821
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3919	0

Lord Abbett All Value Portfolio	02	2007	14.0673	14.7789	135,115
Lord Abbett All Value Portfolio	02	2006	12.4634	14.0673	119,137
Lord Abbett All Value Portfolio	02	2005	11.8363	12.4634	37,607
Lord Abbett All Value Portfolio	02	2004	10.3906	11.8363	20,910
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3906	0

Lord Abbett All Value Portfolio	03	2007	14.0454	14.7485	16,019
Lord Abbett All Value Portfolio	03	2006	12.4503	14.0454	12,865
Lord Abbett All Value Portfolio	03	2005	11.8299	12.4503	0
Lord Abbett All Value Portfolio	03	2004	10.3903	11.8299	0
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3903	0

Lord Abbett All Value Portfolio	04	2007	13.9800	14.6573	89,620
Lord Abbett All Value Portfolio	04	2006	12.4112	13.9800	61,112
Lord Abbett All Value Portfolio	04	2005	11.8106	12.4112	35,460
Lord Abbett All Value Portfolio	04	2004	10.3893	11.8106	26,253
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3893	0

Lord Abbett All Value Portfolio	05	2007	13.9583	14.6271	1,843
Lord Abbett All Value Portfolio	05	2006	12.3983	13.9583	1,878
Lord Abbett All Value Portfolio	05	2005	11.8043	12.3983	1,532
Lord Abbett All Value Portfolio	05	2004	10.3890	11.8043	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3890	0

Lord Abbett All Value Portfolio	06	2007	13.8932	14.5365	30,372
Lord Abbett All Value Portfolio	06	2006	12.3592	13.8932	32,549
Lord Abbett All Value Portfolio	06	2005	11.7851	12.3592	29,300
Lord Abbett All Value Portfolio	06	2004	10.3880	11.7851	0
Lord Abbett All Value Portfolio	06	2003	10.0000	10.3880	0

Lord Abbett All Value Portfolio	07	2007	13.8715	14.5063	0
Lord Abbett All Value Portfolio	07	2006	12.3462	13.8715	0
Lord Abbett All Value Portfolio	07	2005	11.7786	12.3462	0
Lord Abbett All Value Portfolio	07	2004	10.3876	11.7786	0
Lord Abbett All Value Portfolio	07	2003	10.0000	10.3876	0

Lord Abbett All Value Portfolio	08	2007	13.7850	14.3863	0
Lord Abbett All Value Portfolio	08	2006	12.2943	13.7850	0
Lord Abbett All Value Portfolio	08	2005	11.7530	12.2943	0
Lord Abbett All Value Portfolio	08	2004	10.3863	11.7530	0
Lord Abbett All Value Portfolio	08	2003	10.0000	10.3863	0

Lord Abbett Series Fund Growth and Income	01	2007	18.1472	18.5163	3,579,376
Lord Abbett Series Fund Growth and Income	01	2006	15.6855	18.1472	1,893,699
Lord Abbett Series Fund Growth and Income	01	2005	15.3995	15.6855	1,088,575
Lord Abbett Series Fund Growth and Income	01	2004	13.8575	15.3995	715,233
Lord Abbett Series Fund Growth and Income	01	2003	10.7218	13.8575	111,487
Lord Abbett Series Fund Growth and Income	01	2002	10.0000	10.7218	925

Lord Abbett Series Fund Growth and Income	02	2007	17.9858	18.3142	1,681,480
Lord Abbett Series Fund Growth and Income	02	2006	15.5775	17.9858	1,112,565
Lord Abbett Series Fund Growth and Income	02	2005	15.3245	15.5775	715,720
Lord Abbett Series Fund Growth and Income	02	2004	13.8180	15.3245	477,142
Lord Abbett Series Fund Growth and Income	02	2003	10.7130	13.8180	147,754
Lord Abbett Series Fund Growth and Income	02	2002	10.0000	10.7130	5,774

Lord Abbett Series Fund Growth and Income	03	2007	17.9458	18.2641	133,228
Lord Abbett Series Fund Growth and Income	03	2006	15.5506	17.9458	93,567
Lord Abbett Series Fund Growth and Income	03	2005	15.3058	15.5506	76,348
Lord Abbett Series Fund Growth and Income	03	2004	13.8082	15.3058	68,193
Lord Abbett Series Fund Growth and Income	03	2003	10.7108	13.8082	2,351
Lord Abbett Series Fund Growth and Income	03	2002	10.0000	10.7108	0

Lord Abbett Series Fund Growth and Income	04	2007	17.8257	18.1140	1,121,484
Lord Abbett Series Fund Growth and Income	04	2006	15.4700	17.8257	980,692
Lord Abbett Series Fund Growth and Income	04	2005	15.2497	15.4700	853,531
Lord Abbett Series Fund Growth and Income	04	2004	13.7786	15.2497	911,998
Lord Abbett Series Fund Growth and Income	04	2003	10.7041	13.7786	274,749
Lord Abbett Series Fund Growth and Income	04	2002	10.0000	10.7041	774

Lord Abbett Series Fund Growth and Income	05	2007	17.7859	18.0644	26,628
Lord Abbett Series Fund Growth and Income	05	2006	15.4433	17.7859	28,701
Lord Abbett Series Fund Growth and Income	05	2005	15.2311	15.4433	13,091
Lord Abbett Series Fund Growth and Income	05	2004	13.7688	15.2311	4,610
Lord Abbett Series Fund Growth and Income	05	2003	10.7019	13.7688	1,485
Lord Abbett Series Fund Growth and Income	05	2002	10.0000	10.7019	0

Lord Abbett Series Fund Growth and Income	06	2007	17.6666	17.9157	115,369
Lord Abbett Series Fund Growth and Income	06	2006	15.3631	17.6666	117,029
Lord Abbett Series Fund Growth and Income	06	2005	15.1751	15.3631	116,460
Lord Abbett Series Fund Growth and Income	06	2004	13.7393	15.1751	87,783
Lord Abbett Series Fund Growth and Income	06	2003	10.6953	13.7393	49,496
Lord Abbett Series Fund Growth and Income	06	2002	10.0000	10.6953	0

Lord Abbett Series Fund Growth and Income	07	2007	15.3497	15.5582	108,052
Lord Abbett Series Fund Growth and Income	07	2006	13.3552	15.3497	115,849
Lord Abbett Series Fund Growth and Income	07	2005	13.1984	13.3552	131,532
Lord Abbett Series Fund Growth and Income	07	2004	11.9558	13.1984	192,793
Lord Abbett Series Fund Growth and Income	07	2003	10.0000	11.9558	65,996

Lord Abbett Series Fund Growth and Income	08	2007	15.2361	15.4113	6,774
Lord Abbett Series Fund Growth and Income	08	2006	13.2834	15.2361	7,562
Lord Abbett Series Fund Growth and Income	08	2005	13.1543	13.2834	8,288
Lord Abbett Series Fund Growth and Income	08	2004	11.9402	13.1543	12,145
Lord Abbett Series Fund Growth and Income	08	2003	10.0000	11.9402	6,127

Lord Abbett Series Fund Growth Opportunities	01	2007	12.3122	14.7298	589,641
Lord Abbett Series Fund Growth Opportunities	01	2006	11.5671	12.3122	577,514
Lord Abbett Series Fund Growth Opportunities	01	2005	11.2068	11.5671	297,665
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2134	11.2068	114,490
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2134	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	02	2007	12.2360	14.6088	286,666
Lord Abbett Series Fund Growth Opportunities	02	2006	11.5188	12.2360	303,247
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1826	11.5188	148,978
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2121	11.1826	46,846
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2121	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	03	2007	12.2170	14.5787	28,395
Lord Abbett Series Fund Growth Opportunities	03	2006	11.5067	12.2170	31,526
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1766	11.5067	24,137
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2118	11.1766	13,217
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2118	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	04	2007	12.1601	14.4885	216,996
Lord Abbett Series Fund Growth Opportunities	04	2006	11.4706	12.1601	237,915
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1584	11.4706	179,993
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2108	11.1584	131,123
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2108	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	05	2007	12.1412	14.4587	7,104
Lord Abbett Series Fund Growth Opportunities	05	2006	11.4586	12.1412	9,125
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1524	11.4586	3,905
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2105	11.1524	756
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2105	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	06	2007	12.0845	14.3691	33,460
Lord Abbett Series Fund Growth Opportunities	06	2006	11.4225	12.0845	34,310
Lord Abbett Series Fund Growth Opportunities	06	2005	11.1342	11.4225	26,736
Lord Abbett Series Fund Growth Opportunities	06	2004	10.2095	11.1342	11,897
Lord Abbett Series Fund Growth Opportunities	06	2003	10.0000	10.2095	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	07	2007	12.0657	14.3393	16,181
Lord Abbett Series Fund Growth Opportunities	07	2006	11.4105	12.0657	19,388
Lord Abbett Series Fund Growth Opportunities	07	2005	11.1282	11.4105	19,999
Lord Abbett Series Fund Growth Opportunities	07	2004	10.2092	11.1282	23,374
Lord Abbett Series Fund Growth Opportunities	07	2003	10.0000	10.2092	0

Lord Abbett Series Fund Growth Opportunities	08	2007	11.9904	14.2206	665
Lord Abbett Series Fund Growth Opportunities	08	2006	11.3624	11.9904	676
Lord Abbett Series Fund Growth Opportunities	08	2005	11.1039	11.3624	682
Lord Abbett Series Fund Growth Opportunities	08	2004	10.2079	11.1039	721
Lord Abbett Series Fund Growth Opportunities	08	2003	10.0000	10.2079	0

Lord Abbett Series Fund Mid Cap Value	01	2007	19.0113	18.8621	627,136
Lord Abbett Series Fund Mid Cap Value	01	2006	17.1706	19.0113	434,744
Lord Abbett Series Fund Mid Cap Value	01	2005	16.0827	17.1706	229,487
Lord Abbett Series Fund Mid Cap Value	01	2004	13.1433	16.0827	213,352
Lord Abbett Series Fund Mid Cap Value	01	2003	10.6793	13.1433	33,969
Lord Abbett Series Fund Mid Cap Value	01	2002	10.0000	10.6793	4,566

Lord Abbett Series Fund Mid Cap Value	02	2007	18.8422	18.6563	379,996
Lord Abbett Series Fund Mid Cap Value	02	2006	17.0524	18.8422	334,084
Lord Abbett Series Fund Mid Cap Value	02	2005	16.0043	17.0524	211,641
Lord Abbett Series Fund Mid Cap Value	02	2004	13.1059	16.0043	163,268
Lord Abbett Series Fund Mid Cap Value	02	2003	10.6705	13.1059	31,838
Lord Abbett Series Fund Mid Cap Value	02	2002	10.0000	10.6705	2,521

Lord Abbett Series Fund Mid Cap Value	03	2007	18.8003	18.6052	29,185
Lord Abbett Series Fund Mid Cap Value	03	2006	17.0230	18.8003	26,152
Lord Abbett Series Fund Mid Cap Value	03	2005	15.9848	17.0230	17,333
Lord Abbett Series Fund Mid Cap Value	03	2004	13.0965	15.9848	19,701
Lord Abbett Series Fund Mid Cap Value	03	2003	10.6684	13.0965	25
Lord Abbett Series Fund Mid Cap Value	03	2002	10.0000	10.6684	0

Lord Abbett Series Fund Mid Cap Value	04	2007	18.6744	18.4523	238,027
Lord Abbett Series Fund Mid Cap Value	04	2006	16.9348	18.6744	218,300
Lord Abbett Series Fund Mid Cap Value	04	2005	15.9262	16.9348	161,089
Lord Abbett Series Fund Mid Cap Value	04	2004	13.0685	15.9262	212,275
Lord Abbett Series Fund Mid Cap Value	04	2003	10.6618	13.0685	46,465
Lord Abbett Series Fund Mid Cap Value	04	2002	10.0000	10.6618	423

Lord Abbett Series Fund Mid Cap Value	05	2007	18.6328	18.4018	4,020
Lord Abbett Series Fund Mid Cap Value	05	2006	16.9056	18.6328	3,204
Lord Abbett Series Fund Mid Cap Value	05	2005	15.9068	16.9056	1,375
Lord Abbett Series Fund Mid Cap Value	05	2004	13.0592	15.9068	968
Lord Abbett Series Fund Mid Cap Value	05	2003	10.6596	13.0592	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.0000	10.6596	0

Lord Abbett Series Fund Mid Cap Value	06	2007	18.5078	18.2503	57,494
Lord Abbett Series Fund Mid Cap Value	06	2006	16.8178	18.5078	59,515
Lord Abbett Series Fund Mid Cap Value	06	2005	15.8483	16.8178	62,375
Lord Abbett Series Fund Mid Cap Value	06	2004	13.0312	15.8483	28,051
Lord Abbett Series Fund Mid Cap Value	06	2003	10.6530	13.0312	10,231
Lord Abbett Series Fund Mid Cap Value	06	2002	10.0000	10.6530	0

Lord Abbett Series Fund Mid Cap Value	07	2007	17.1921	16.9442	8,319
Lord Abbett Series Fund Mid Cap Value	07	2006	15.6303	17.1921	6,745
Lord Abbett Series Fund Mid Cap Value	07	2005	14.7367	15.6303	5,175
Lord Abbett Series Fund Mid Cap Value	07	2004	12.1234	14.7367	32,520
Lord Abbett Series Fund Mid Cap Value	07	2003	10.0000	12.1234	0

Lord Abbett Series Fund Mid Cap Value	08	2007	17.0649	16.7843	70
Lord Abbett Series Fund Mid Cap Value	08	2006	15.5463	17.0649	66
Lord Abbett Series Fund Mid Cap Value	08	2005	14.6874	15.5463	65
Lord Abbett Series Fund Mid Cap Value	08	2004	12.1076	14.6874	1,077
Lord Abbett Series Fund Mid Cap Value	08	2003	10.0000	12.1076	0

MFS/Sun Life Bond Series S Class	01	2007	12.3857	12.6186	123,419
MFS/Sun Life Bond Series S Class	01	2006	11.9717	12.3857	50,653
MFS/Sun Life Bond Series S Class	01	2005	11.9448	11.9717	46,403
MFS/Sun Life Bond Series S Class	01	2004	11.4330	11.9448	47,705
MFS/Sun Life Bond Series S Class	01	2003	10.5907	11.4330	34,787
MFS/Sun Life Bond Series S Class	01	2002	10.0000	10.5907	39

MFS/Sun Life Bond Series S Class	02	2007	12.2756	12.4809	57,277
MFS/Sun Life Bond Series S Class	02	2006	11.8892	12.2756	41,416
MFS/Sun Life Bond Series S Class	02	2005	11.8866	11.8892	45,587
MFS/Sun Life Bond Series S Class	02	2004	11.4005	11.8866	48,572
MFS/Sun Life Bond Series S Class	02	2003	10.5820	11.4005	41,977
MFS/Sun Life Bond Series S Class	02	2002	10.0000	10.5820	2,266

MFS/Sun Life Bond Series S Class	03	2007	12.2482	12.4467	0
MFS/Sun Life Bond Series S Class	03	2006	11.8687	12.2482	0
MFS/Sun Life Bond Series S Class	03	2005	11.8721	11.8687	0
MFS/Sun Life Bond Series S Class	03	2004	11.3923	11.8721	0
MFS/Sun Life Bond Series S Class	03	2003	10.5798	11.3923	0
MFS/Sun Life Bond Series S Class	03	2002	10.0000	10.5798	0

MFS/Sun Life Bond Series S Class	04	2007	12.1662	12.3444	164,274
MFS/Sun Life Bond Series S Class	04	2006	11.8072	12.1662	179,756
MFS/Sun Life Bond Series S Class	04	2005	11.8285	11.8072	180,737
MFS/Sun Life Bond Series S Class	04	2004	11.3679	11.8285	181,358
MFS/Sun Life Bond Series S Class	04	2003	10.5733	11.3679	182,940
MFS/Sun Life Bond Series S Class	04	2002	10.0000	10.5733	1,659

MFS/Sun Life Bond Series S Class	05	2007	12.1390	12.3106	0
MFS/Sun Life Bond Series S Class	05	2006	11.7868	12.1390	905
MFS/Sun Life Bond Series S Class	05	2005	11.8141	11.7868	872
MFS/Sun Life Bond Series S Class	05	2004	11.3598	11.8141	820
MFS/Sun Life Bond Series S Class	05	2003	10.5711	11.3598	764
MFS/Sun Life Bond Series S Class	05	2002	10.0000	10.5711	0

MFS/Sun Life Bond Series S Class	06	2007	12.0576	12.2092	9,180
MFS/Sun Life Bond Series S Class	06	2006	11.7256	12.0576	10,611
MFS/Sun Life Bond Series S Class	06	2005	11.7707	11.7256	10,218
MFS/Sun Life Bond Series S Class	06	2004	11.3355	11.7707	9,976
MFS/Sun Life Bond Series S Class	06	2003	10.5646	11.3355	10,045
MFS/Sun Life Bond Series S Class	06	2002	10.0000	10.5646	0

MFS/Sun Life Bond Series S Class	07	2007	10.7819	10.9119	19,924
MFS/Sun Life Bond Series S Class	07	2006	10.4904	10.7819	23,699
MFS/Sun Life Bond Series S Class	07	2005	10.5361	10.4904	25,312
MFS/Sun Life Bond Series S Class	07	2004	10.1517	10.5361	25,203
MFS/Sun Life Bond Series S Class	07	2003	10.0000	10.1517	43,091

MFS/Sun Life Bond Series S Class	08	2007	10.7021	10.8089	15,700
MFS/Sun Life Bond Series S Class	08	2006	10.4340	10.7021	14,745
MFS/Sun Life Bond Series S Class	08	2005	10.5008	10.4340	13,069
MFS/Sun Life Bond Series S Class	08	2004	10.1385	10.5008	11,931
MFS/Sun Life Bond Series S Class	08	2003	10.0000	10.1385	0

MFS/Sun Life Capital Appreciation Series S Class	01	2007	15.1745	16.6039	8,906
MFS/Sun Life Capital Appreciation Series S Class	01	2006	14.5036	15.1745	9,630
MFS/Sun Life Capital Appreciation Series S Class	01	2005	14.6088	14.5036	14,645
MFS/Sun Life Capital Appreciation Series S Class	01	2004	13.3679	14.6088	17,852
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.5577	13.3679	15,714
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.0000	10.5577	0

MFS/Sun Life Capital Appreciation Series S Class	02	2007	15.0396	16.4227	46,578
MFS/Sun Life Capital Appreciation Series S Class	02	2006	14.4037	15.0396	55,160
MFS/Sun Life Capital Appreciation Series S Class	02	2005	14.5376	14.4037	56,841
MFS/Sun Life Capital Appreciation Series S Class	02	2004	13.3298	14.5376	53,116
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.5490	13.3298	29,622
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.0000	10.5490	0

MFS/Sun Life Capital Appreciation Series S Class	03	2007	15.0060	16.3777	0
MFS/Sun Life Capital Appreciation Series S Class	03	2006	14.3788	15.0060	0
MFS/Sun Life Capital Appreciation Series S Class	03	2005	14.5199	14.3788	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	13.3203	14.5199	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.5468	13.3203	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.0000	10.5468	0

MFS/Sun Life Capital Appreciation Series S Class	04	2007	14.9056	16.2432	15,995
MFS/Sun Life Capital Appreciation Series S Class	04	2006	14.3043	14.9056	18,704
MFS/Sun Life Capital Appreciation Series S Class	04	2005	14.4667	14.3043	16,178
MFS/Sun Life Capital Appreciation Series S Class	04	2004	13.2918	14.4667	16,793
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.5403	13.2918	16,496
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.0000	10.5403	113

MFS/Sun Life Capital Appreciation Series S Class	05	2007	14.8723	16.1987	646
MFS/Sun Life Capital Appreciation Series S Class	05	2006	14.2797	14.8723	646
MFS/Sun Life Capital Appreciation Series S Class	05	2005	14.4490	14.2797	646
MFS/Sun Life Capital Appreciation Series S Class	05	2004	13.2823	14.4490	647
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.5381	13.2823	647
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.0000	10.5381	0

MFS/Sun Life Capital Appreciation Series S Class	06	2007	14.7725	16.0652	0
MFS/Sun Life Capital Appreciation Series S Class	06	2006	14.2055	14.7725	0
MFS/Sun Life Capital Appreciation Series S Class	06	2005	14.3959	14.2055	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	13.2538	14.3959	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	10.5315	13.2538	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.0000	10.5315	0

MFS/Sun Life Capital Appreciation Series S Class	07	2007	12.5590	13.6510	0
MFS/Sun Life Capital Appreciation Series S Class	07	2006	12.0831	12.5590	0
MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.2513	12.0831	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.2851	12.2513	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.0000	11.2851	0

MFS/Sun Life Capital Appreciation Series S Class	08	2007	12.4660	13.5221	0
MFS/Sun Life Capital Appreciation Series S Class	08	2006	12.0181	12.4660	0
MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.2103	12.0181	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.2704	12.2103	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.0000	11.2704	0

MFS/Sun Life Core Equity Series S Class	01	2007	10.0000	10.8986	96,058

MFS/Sun Life Core Equity Series S Class	02	2007	10.0000	10.8804	83,890

MFS/Sun Life Core Equity Series S Class	03	2007	10.0000	10.8758	0

MFS/Sun Life Core Equity Series S Class	04	2007	10.0000	10.8622	76,753

MFS/Sun Life Core Equity Series S Class	05	2007	10.0000	10.8576	1,071

MFS/Sun Life Core Equity Series S Class	06	2007	10.0000	10.8440	0

MFS/Sun Life Core Equity Series S Class	07	2007	10.0000	10.8394	0

MFS/Sun Life Core Equity Series S Class	08	2007	10.0000	10.8211	0

MFS/Sun Life Emerging Growth Series S Class	01	2007	17.2370	20.5738	30,470
MFS/Sun Life Emerging Growth Series S Class	01	2006	16.2236	17.2370	30,485
MFS/Sun Life Emerging Growth Series S Class	01	2005	15.1012	16.2236	23,136
MFS/Sun Life Emerging Growth Series S Class	01	2004	13.5516	15.1012	19,156
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.4752	13.5516	6,869
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.0000	10.4752	0

MFS/Sun Life Emerging Growth Series S Class	02	2007	17.0837	20.3493	38,396
MFS/Sun Life Emerging Growth Series S Class	02	2006	16.1119	17.0837	40,078
MFS/Sun Life Emerging Growth Series S Class	02	2005	15.0277	16.1119	38,241
MFS/Sun Life Emerging Growth Series S Class	02	2004	13.5130	15.0277	35,676
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.4666	13.5130	23,470
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.0000	10.4666	0

MFS/Sun Life Emerging Growth Series S Class	03	2007	17.0456	20.2936	2,373
MFS/Sun Life Emerging Growth Series S Class	03	2006	16.0841	17.0456	787
MFS/Sun Life Emerging Growth Series S Class	03	2005	15.0093	16.0841	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	13.5034	15.0093	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.4644	13.5034	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.0000	10.4644	0

MFS/Sun Life Emerging Growth Series S Class	04	2007	16.9315	20.1269	14,151
MFS/Sun Life Emerging Growth Series S Class	04	2006	16.0007	16.9315	14,664
MFS/Sun Life Emerging Growth Series S Class	04	2005	14.9543	16.0007	11,702
MFS/Sun Life Emerging Growth Series S Class	04	2004	13.4745	14.9543	13,558
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.4579	13.4745	11,245
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.0000	10.4579	0

MFS/Sun Life Emerging Growth Series S Class	05	2007	16.8937	20.0717	629
MFS/Sun Life Emerging Growth Series S Class	05	2006	15.9731	16.8937	1,658
MFS/Sun Life Emerging Growth Series S Class	05	2005	14.9360	15.9731	1,581
MFS/Sun Life Emerging Growth Series S Class	05	2004	13.4649	14.9360	1,618
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.4558	13.4649	1,606
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.0000	10.4558	0

MFS/Sun Life Emerging Growth Series S Class	06	2007	16.7803	19.9064	153
MFS/Sun Life Emerging Growth Series S Class	06	2006	15.8902	16.7803	2,319
MFS/Sun Life Emerging Growth Series S Class	06	2005	14.8811	15.8902	2,090
MFS/Sun Life Emerging Growth Series S Class	06	2004	13.4360	14.8811	2,064
MFS/Sun Life Emerging Growth Series S Class	06	2003	10.4493	13.4360	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.0000	10.4493	0

MFS/Sun Life Emerging Growth Series S Class	07	2007	14.3848	17.0559	0
MFS/Sun Life Emerging Growth Series S Class	07	2006	13.6287	14.3848	0
MFS/Sun Life Emerging Growth Series S Class	07	2005	12.7698	13.6287	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.5356	12.7698	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.0000	11.5356	0

MFS/Sun Life Emerging Growth Series S Class	08	2007	14.2784	16.8949	0
MFS/Sun Life Emerging Growth Series S Class	08	2006	13.5554	14.2784	0
MFS/Sun Life Emerging Growth Series S Class	08	2005	12.7270	13.5554	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.5206	12.7270	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.0000	11.5206	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2007	14.4277	19.2528	61,238
MFS/Sun Life Emerging Markets Equity Series S Class	01	2006	11.2586	14.4277	53,892
MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.0000	11.2586	17,564

MFS/Sun Life Emerging Markets Equity Series S Class	02	2007	14.3938	19.1684	28,638
MFS/Sun Life Emerging Markets Equity Series S Class	02	2006	11.2549	14.3938	20,360
MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.0000	11.2549	0

MFS/Sun Life Emerging Markets Equity Series S Class	03	2007	14.3853	19.1473	2,715
MFS/Sun Life Emerging Markets Equity Series S Class	03	2006	11.2539	14.3853	3,168
MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.0000	11.2539	91

MFS/Sun Life Emerging Markets Equity Series S Class	04	2007	14.3598	19.0841	23,183
MFS/Sun Life Emerging Markets Equity Series S Class	04	2006	11.2511	14.3598	23,859
MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.0000	11.2511	0

MFS/Sun Life Emerging Markets Equity Series S Class	05	2007	14.3514	19.0632	148
MFS/Sun Life Emerging Markets Equity Series S Class	05	2006	11.2502	14.3514	149
MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.0000	11.2502	0

MFS/Sun Life Emerging Markets Equity Series S Class	06	2007	14.3259	19.0001	705
MFS/Sun Life Emerging Markets Equity Series S Class	06	2006	11.2474	14.3259	119
MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	10.0000	11.2474	0

MFS/Sun Life Emerging Markets Equity Series S Class	07	2007	14.3174	18.9791	0
MFS/Sun Life Emerging Markets Equity Series S Class	07	2006	11.2464	14.3174	0
MFS/Sun Life Emerging Markets Equity Series S Class	07	2005	10.0000	11.2464	0

MFS/Sun Life Emerging Markets Equity Series S Class	08	2007	14.2835	18.8953	0
MFS/Sun Life Emerging Markets Equity Series S Class	08	2006	11.2426	14.2835	0
MFS/Sun Life Emerging Markets Equity Series S Class	08	2005	10.0000	11.2426	0

MFS/Sun Life Global Growth Series S Class	01	2007	19.5021	21.7456	9,111
MFS/Sun Life Global Growth Series S Class	01	2006	16.8954	19.5021	9,585
MFS/Sun Life Global Growth Series S Class	01	2005	15.6067	16.8954	4,755
MFS/Sun Life Global Growth Series S Class	01	2004	13.7083	15.6067	6,209
MFS/Sun Life Global Growth Series S Class	01	2003	10.2834	13.7083	2,234
MFS/Sun Life Global Growth Series S Class	01	2002	10.0000	10.2834	0

MFS/Sun Life Global Growth Series S Class	02	2007	19.3287	21.5083	19,779
MFS/Sun Life Global Growth Series S Class	02	2006	16.7791	19.3287	24,512
MFS/Sun Life Global Growth Series S Class	02	2005	15.5307	16.7791	24,503
MFS/Sun Life Global Growth Series S Class	02	2004	13.6693	15.5307	23,800
MFS/Sun Life Global Growth Series S Class	02	2003	10.2749	13.6693	13,924
MFS/Sun Life Global Growth Series S Class	02	2002	10.0000	10.2749	97

MFS/Sun Life Global Growth Series S Class	03	2007	19.2855	21.4494	2,241
MFS/Sun Life Global Growth Series S Class	03	2006	16.7501	19.2855	2,340
MFS/Sun Life Global Growth Series S Class	03	2005	15.5117	16.7501	0
MFS/Sun Life Global Growth Series S Class	03	2004	13.6595	15.5117	0
MFS/Sun Life Global Growth Series S Class	03	2003	10.2728	13.6595	0
MFS/Sun Life Global Growth Series S Class	03	2002	10.0000	10.2728	0

MFS/Sun Life Global Growth Series S Class	04	2007	19.1565	21.2732	14,869
MFS/Sun Life Global Growth Series S Class	04	2006	16.6633	19.1565	14,248
MFS/Sun Life Global Growth Series S Class	04	2005	15.4548	16.6633	8,852
MFS/Sun Life Global Growth Series S Class	04	2004	13.6303	15.4548	4,549
MFS/Sun Life Global Growth Series S Class	04	2003	10.2664	13.6303	5,227
MFS/Sun Life Global Growth Series S Class	04	2002	10.0000	10.2664	0

MFS/Sun Life Global Growth Series S Class	05	2007	19.1138	21.2149	0
MFS/Sun Life Global Growth Series S Class	05	2006	16.6346	19.1138	0
MFS/Sun Life Global Growth Series S Class	05	2005	15.4360	16.6346	0
MFS/Sun Life Global Growth Series S Class	05	2004	13.6206	15.4360	0
MFS/Sun Life Global Growth Series S Class	05	2003	10.2643	13.6206	0
MFS/Sun Life Global Growth Series S Class	05	2002	10.0000	10.2643	0

MFS/Sun Life Global Growth Series S Class	06	2007	18.9856	21.0402	4,983
MFS/Sun Life Global Growth Series S Class	06	2006	16.5482	18.9856	5,117
MFS/Sun Life Global Growth Series S Class	06	2005	15.3793	16.5482	4,436
MFS/Sun Life Global Growth Series S Class	06	2004	13.5913	15.3793	4,483
MFS/Sun Life Global Growth Series S Class	06	2003	10.2579	13.5913	4,487
MFS/Sun Life Global Growth Series S Class	06	2002	10.0000	10.2579	0

MFS/Sun Life Global Growth Series S Class	07	2007	17.3170	19.1813	0
MFS/Sun Life Global Growth Series S Class	07	2006	15.1016	17.3170	0
MFS/Sun Life Global Growth Series S Class	07	2005	14.0420	15.1016	0
MFS/Sun Life Global Growth Series S Class	07	2004	12.4159	14.0420	0
MFS/Sun Life Global Growth Series S Class	07	2003	10.0000	12.4159	0

MFS/Sun Life Global Growth Series S Class	08	2007	17.1889	19.0003	0
MFS/Sun Life Global Growth Series S Class	08	2006	15.0205	17.1889	0
MFS/Sun Life Global Growth Series S Class	08	2005	13.9950	15.0205	0
MFS/Sun Life Global Growth Series S Class	08	2004	12.3997	13.9950	0
MFS/Sun Life Global Growth Series S Class	08	2003	10.0000	12.3997	0

MFS/Sun Life Government Securities Series S Class	01	2007	10.8081	11.3979	2,188,478
MFS/Sun Life Government Securities Series S Class	01	2006	10.5879	10.8081	2,050,015
MFS/Sun Life Government Securities Series S Class	01	2005	10.5213	10.5879	1,149,249
MFS/Sun Life Government Securities Series S Class	01	2004	10.3000	10.5213	600,878
MFS/Sun Life Government Securities Series S Class	01	2003	10.2493	10.3000	190,478
MFS/Sun Life Government Securities Series S Class	01	2002	10.0000	10.2493	4,265

MFS/Sun Life Government Securities Series S Class	02	2007	10.7120	11.2734	1,155,427
MFS/Sun Life Government Securities Series S Class	02	2006	10.5150	10.7120	1,161,393
MFS/Sun Life Government Securities Series S Class	02	2005	10.4700	10.5150	736,263
MFS/Sun Life Government Securities Series S Class	02	2004	10.2706	10.4700	402,013
MFS/Sun Life Government Securities Series S Class	02	2003	10.2409	10.2706	169,944
MFS/Sun Life Government Securities Series S Class	02	2002	10.0000	10.2409	3,211

MFS/Sun Life Government Securities Series S Class	03	2007	10.6881	11.2426	115,122
MFS/Sun Life Government Securities Series S Class	03	2006	10.4968	10.6881	99,463
MFS/Sun Life Government Securities Series S Class	03	2005	10.4572	10.4968	77,300
MFS/Sun Life Government Securities Series S Class	03	2004	10.2633	10.4572	47,262
MFS/Sun Life Government Securities Series S Class	03	2003	10.2388	10.2633	9,421
MFS/Sun Life Government Securities Series S Class	03	2002	10.0000	10.2388	0

MFS/Sun Life Government Securities Series S Class	04	2007	10.6165	11.1502	1,099,603
MFS/Sun Life Government Securities Series S Class	04	2006	10.4424	10.6165	1,181,722
MFS/Sun Life Government Securities Series S Class	04	2005	10.4189	10.4424	958,421
MFS/Sun Life Government Securities Series S Class	04	2004	10.2413	10.4189	814,674
MFS/Sun Life Government Securities Series S Class	04	2003	10.2324	10.2413	489,262
MFS/Sun Life Government Securities Series S Class	04	2002	10.0000	10.2324	22,929

MFS/Sun Life Government Securities Series S Class	05	2007	10.5928	11.1196	28,208
MFS/Sun Life Government Securities Series S Class	05	2006	10.4244	10.5928	27,946
MFS/Sun Life Government Securities Series S Class	05	2005	10.4061	10.4244	9,804
MFS/Sun Life Government Securities Series S Class	05	2004	10.2340	10.4061	2,219
MFS/Sun Life Government Securities Series S Class	05	2003	10.2303	10.2340	339
MFS/Sun Life Government Securities Series S Class	05	2002	10.0000	10.2303	0

MFS/Sun Life Government Securities Series S Class	06	2007	10.5217	11.0280	128,946
MFS/Sun Life Government Securities Series S Class	06	2006	10.3702	10.5217	150,995
MFS/Sun Life Government Securities Series S Class	06	2005	10.3679	10.3702	134,831
MFS/Sun Life Government Securities Series S Class	06	2004	10.2120	10.3679	131,200
MFS/Sun Life Government Securities Series S Class	06	2003	10.2240	10.2120	107,360
MFS/Sun Life Government Securities Series S Class	06	2002	10.0000	10.2240	0

MFS/Sun Life Government Securities Series S Class	07	2007	10.1556	10.6388	150,308
MFS/Sun Life Government Securities Series S Class	07	2006	10.0145	10.1556	168,675
MFS/Sun Life Government Securities Series S Class	07	2005	10.0173	10.0145	167,270
MFS/Sun Life Government Securities Series S Class	07	2004	9.8718	10.0173	162,865
MFS/Sun Life Government Securities Series S Class	07	2003	10.0000	9.8718	107,021

MFS/Sun Life Government Securities Series S Class	08	2007	10.0804	10.5383	11,767
MFS/Sun Life Government Securities Series S Class	08	2006	9.9606	10.0804	13,951
MFS/Sun Life Government Securities Series S Class	08	2005	9.9837	9.9606	13,147
MFS/Sun Life Government Securities Series S Class	08	2004	9.8589	9.9837	14,284
MFS/Sun Life Government Securities Series S Class	08	2003	10.0000	9.8589	10,934

MFS/Sun Life High Yield Series S Class	01	2007	14.8236	14.8509	715,895
MFS/Sun Life High Yield Series S Class	01	2006	13.6546	14.8236	485,034
MFS/Sun Life High Yield Series S Class	01	2005	13.5782	13.6546	312,136
MFS/Sun Life High Yield Series S Class	01	2004	12.5853	13.5782	210,411
MFS/Sun Life High Yield Series S Class	01	2003	10.5253	12.5853	112,274
MFS/Sun Life High Yield Series S Class	01	2002	10.0000	10.5253	5,609

MFS/Sun Life High Yield Series S Class	02	2007	14.6919	14.6889	422,811
MFS/Sun Life High Yield Series S Class	02	2006	13.5606	14.6919	324,672
MFS/Sun Life High Yield Series S Class	02	2005	13.5120	13.5606	229,349
MFS/Sun Life High Yield Series S Class	02	2004	12.5495	13.5120	170,684
MFS/Sun Life High Yield Series S Class	02	2003	10.5166	12.5495	86,973
MFS/Sun Life High Yield Series S Class	02	2002	10.0000	10.5166	10,804

MFS/Sun Life High Yield Series S Class	03	2007	14.6591	14.6486	33,252
MFS/Sun Life High Yield Series S Class	03	2006	13.5372	14.6591	22,092
MFS/Sun Life High Yield Series S Class	03	2005	13.4955	13.5372	18,269
MFS/Sun Life High Yield Series S Class	03	2004	12.5405	13.4955	9,860
MFS/Sun Life High Yield Series S Class	03	2003	10.5145	12.5405	671
MFS/Sun Life High Yield Series S Class	03	2002	10.0000	10.5145	0

MFS/Sun Life High Yield Series S Class	04	2007	14.5610	14.5283	325,483
MFS/Sun Life High Yield Series S Class	04	2006	13.4670	14.5610	288,822
MFS/Sun Life High Yield Series S Class	04	2005	13.4461	13.4670	249,703
MFS/Sun Life High Yield Series S Class	04	2004	12.5137	13.4461	230,500
MFS/Sun Life High Yield Series S Class	04	2003	10.5080	12.5137	173,956
MFS/Sun Life High Yield Series S Class	04	2002	10.0000	10.5080	0

MFS/Sun Life High Yield Series S Class	05	2007	14.5285	14.4885	10,164
MFS/Sun Life High Yield Series S Class	05	2006	13.4438	14.5285	8,889
MFS/Sun Life High Yield Series S Class	05	2005	13.4297	13.4438	3,803
MFS/Sun Life High Yield Series S Class	05	2004	12.5048	13.4297	717
MFS/Sun Life High Yield Series S Class	05	2003	10.5058	12.5048	279
MFS/Sun Life High Yield Series S Class	05	2002	10.0000	10.5058	0

MFS/Sun Life High Yield Series S Class	06	2007	14.4310	14.3692	47,665
MFS/Sun Life High Yield Series S Class	06	2006	13.3740	14.4310	48,629
MFS/Sun Life High Yield Series S Class	06	2005	13.3803	13.3740	78,578
MFS/Sun Life High Yield Series S Class	06	2004	12.4780	13.3803	46,424
MFS/Sun Life High Yield Series S Class	06	2003	10.4993	12.4780	37,408
MFS/Sun Life High Yield Series S Class	06	2002	10.0000	10.4993	0

MFS/Sun Life High Yield Series S Class	07	2007	12.6216	12.5611	34,635
MFS/Sun Life High Yield Series S Class	07	2006	11.7031	12.6216	36,561
MFS/Sun Life High Yield Series S Class	07	2005	11.7146	11.7031	39,139
MFS/Sun Life High Yield Series S Class	07	2004	10.9301	11.7146	38,257
MFS/Sun Life High Yield Series S Class	07	2003	10.0000	10.9301	21,591

MFS/Sun Life High Yield Series S Class	08	2007	12.5282	12.4425	2,201
MFS/Sun Life High Yield Series S Class	08	2006	11.6402	12.5282	2,467
MFS/Sun Life High Yield Series S Class	08	2005	11.6754	11.6402	2,488
MFS/Sun Life High Yield Series S Class	08	2004	10.9159	11.6754	2,810
MFS/Sun Life High Yield Series S Class	08	2003	10.0000	10.9159	1,778

MFS/Sun Life International Growth Series S Class	01	2007	10.0000	11.8282	42,142

MFS/Sun Life International Growth Series S Class	02	2007	10.0000	11.8085	39,639

MFS/Sun Life International Growth Series S Class	03	2007	10.0000	11.8035	0

MFS/Sun Life International Growth Series S Class	04	2007	10.0000	11.7887	50,132

MFS/Sun Life International Growth Series S Class	05	2007	10.0000	11.7838	0

MFS/Sun Life International Growth Series S Class	06	2007	10.0000	11.7689	0

MFS/Sun Life International Growth Series S Class	07	2007	10.0000	11.7640	1,519

MFS/Sun Life International Growth Series S Class	08	2007	10.0000	11.7442	0

MFS/Sun Life International Value Series S Class	01	2007	10.0000	10.9187	2,382,522

MFS/Sun Life International Value Series S Class	02	2007	10.0000	10.9004	875,241

MFS/Sun Life International Value Series S Class	03	2007	10.0000	10.8959	48,182

MFS/Sun Life International Value Series S Class	04	2007	10.0000	10.8822	356,450

MFS/Sun Life International Value Series S Class	05	2007	10.0000	10.8776	0

MFS/Sun Life International Value Series S Class	06	2007	10.0000	10.8639	1,585

MFS/Sun Life International Value Series S Class	07	2007	10.0000	10.8593	3,577

MFS/Sun Life International Value Series S Class	08	2007	10.0000	10.8411	330

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2007	14.5971	16.0210	217,246
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2006	13.7749	14.5971	140,397
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	13.4059	13.7749	142,563
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	12.4270	13.4059	140,340
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.2543	12.4270	74,561
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.0000	10.2543	14,784

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2007	14.4673	15.8461	237,114
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2006	13.6801	14.4673	137,933
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	13.3405	13.6801	108,240
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	12.3917	13.3405	102,531
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.2459	12.3917	77,046
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.0000	10.2459	1,040

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2007	14.4350	15.8027	6,914
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2006	13.6565	14.4350	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	13.3243	13.6565	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	12.3828	13.3243	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.2438	12.3828	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.0000	10.2438	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2007	14.3384	15.6729	327,613
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2006	13.5857	14.3384	201,237
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	13.2754	13.5857	220,578
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	12.3563	13.2754	227,164
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.2374	12.3563	197,338
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.0000	10.2374	4,149

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2007	14.3064	15.6300	924
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2006	13.5623	14.3064	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	13.2592	13.5623	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	12.3475	13.2592	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.2353	12.3475	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.0000	10.2353	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2007	14.2104	15.5012	38,951
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2006	13.4918	14.2104	14,785
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	13.2105	13.4918	15,002
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	12.3210	13.2105	15,246
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	10.2290	12.3210	10,001
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.0000	10.2290	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2007	12.7895	13.9441	38,218
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2006	12.1490	12.7895	18,140
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.9017	12.1490	22,808
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.1060	11.9017	24,608
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.0000	11.1060	40,190

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2007	12.6948	13.8125	14,349
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2006	12.0836	12.6948	12,405
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.8618	12.0836	11,776
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.0915	11.8618	11,649
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.0000	11.0915	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2007	16.6626	18.0122	41,510
MFS/Sun Life Mid Cap Growth Series S Class	01	2006	16.5272	16.6626	43,914
MFS/Sun Life Mid Cap Growth Series S Class	01	2005	16.2999	16.5272	47,774
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	14.4582	16.2999	47,910
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	10.6719	14.4582	30,919
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	10.0000	10.6719	30

MFS/Sun Life Mid Cap Growth Series S Class	02	2007	16.5144	17.8156	64,702
MFS/Sun Life Mid Cap Growth Series S Class	02	2006	16.4134	16.5144	69,576
MFS/Sun Life Mid Cap Growth Series S Class	02	2005	16.2205	16.4134	73,643
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	14.4170	16.2205	84,132
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	10.6631	14.4170	60,849
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	10.0000	10.6631	909

MFS/Sun Life Mid Cap Growth Series S Class	03	2007	16.4776	17.7668	2,127
MFS/Sun Life Mid Cap Growth Series S Class	03	2006	16.3851	16.4776	2,214
MFS/Sun Life Mid Cap Growth Series S Class	03	2005	16.2007	16.3851	2,202
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	14.4068	16.2007	2,254
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	10.6609	14.4068	948
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	10.0000	10.6609	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2007	16.3672	17.6208	77,333
MFS/Sun Life Mid Cap Growth Series S Class	04	2006	16.3002	16.3672	92,352
MFS/Sun Life Mid Cap Growth Series S Class	04	2005	16.1413	16.3002	104,525
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	14.3759	16.1413	116,668
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	10.6543	14.3759	107,920
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	10.0000	10.6543	81

MFS/Sun Life Mid Cap Growth Series S Class	05	2007	16.3307	17.5725	1,141
MFS/Sun Life Mid Cap Growth Series S Class	05	2006	16.2720	16.3307	1,140
MFS/Sun Life Mid Cap Growth Series S Class	05	2005	16.1216	16.2720	1,107
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	14.3657	16.1216	1,101
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	10.6521	14.3657	1,091
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	10.0000	10.6521	0

MFS/Sun Life Mid Cap Growth Series S Class	06	2007	16.2212	17.4278	6,349
MFS/Sun Life Mid Cap Growth Series S Class	06	2006	16.1876	16.2212	7,220
MFS/Sun Life Mid Cap Growth Series S Class	06	2005	16.0624	16.1876	10,816
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	14.3349	16.0624	13,304
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	10.6455	14.3349	12,382
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	10.0000	10.6455	0

MFS/Sun Life Mid Cap Growth Series S Class	07	2007	13.7785	14.7958	9,980
MFS/Sun Life Mid Cap Growth Series S Class	07	2006	13.7570	13.7785	12,652
MFS/Sun Life Mid Cap Growth Series S Class	07	2005	13.6575	13.7570	13,856
MFS/Sun Life Mid Cap Growth Series S Class	07	2004	12.1949	13.6575	14,194
MFS/Sun Life Mid Cap Growth Series S Class	07	2003	10.0000	12.1949	19,317

MFS/Sun Life Mid Cap Growth Series S Class	08	2007	13.6765	14.6561	845
MFS/Sun Life Mid Cap Growth Series S Class	08	2006	13.6830	13.6765	1,189
MFS/Sun Life Mid Cap Growth Series S Class	08	2005	13.6118	13.6830	1,197
MFS/Sun Life Mid Cap Growth Series S Class	08	2004	12.1790	13.6118	1,537
MFS/Sun Life Mid Cap Growth Series S Class	08	2003	10.0000	12.1790	1,576

MFS/Sun Life Mid Cap Value Series S Class	01	2007	18.8431	18.8861	37,950
MFS/Sun Life Mid Cap Value Series S Class	01	2006	17.2058	18.8431	39,061
MFS/Sun Life Mid Cap Value Series S Class	01	2005	16.2386	17.2058	49,731
MFS/Sun Life Mid Cap Value Series S Class	01	2004	13.5205	16.2386	51,916
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.3904	13.5205	40,512
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.0000	10.3904	717

MFS/Sun Life Mid Cap Value Series S Class	02	2007	18.6755	18.6800	62,215
MFS/Sun Life Mid Cap Value Series S Class	02	2006	17.0873	18.6755	64,710
MFS/Sun Life Mid Cap Value Series S Class	02	2005	16.1595	17.0873	70,088
MFS/Sun Life Mid Cap Value Series S Class	02	2004	13.4821	16.1595	74,680
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.3819	13.4821	53,721
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.0000	10.3819	1,488

MFS/Sun Life Mid Cap Value Series S Class	03	2007	18.6339	18.6288	2,024
MFS/Sun Life Mid Cap Value Series S Class	03	2006	17.0578	18.6339	1,979
MFS/Sun Life Mid Cap Value Series S Class	03	2005	16.1398	17.0578	2,120
MFS/Sun Life Mid Cap Value Series S Class	03	2004	13.4725	16.1398	2,273
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.3798	13.4725	1,070
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.0000	10.3798	0

MFS/Sun Life Mid Cap Value Series S Class	04	2007	18.5092	18.4758	65,913
MFS/Sun Life Mid Cap Value Series S Class	04	2006	16.9695	18.5092	71,532
MFS/Sun Life Mid Cap Value Series S Class	04	2005	16.0806	16.9695	88,343
MFS/Sun Life Mid Cap Value Series S Class	04	2004	13.4436	16.0806	98,971
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.3733	13.4436	88,992
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.0000	10.3733	499

MFS/Sun Life Mid Cap Value Series S Class	05	2007	18.4679	18.4252	524
MFS/Sun Life Mid Cap Value Series S Class	05	2006	16.9402	18.4679	492
MFS/Sun Life Mid Cap Value Series S Class	05	2005	16.0610	16.9402	498
MFS/Sun Life Mid Cap Value Series S Class	05	2004	13.4340	16.0610	515
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.3712	13.4340	538
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.0000	10.3712	0

MFS/Sun Life Mid Cap Value Series S Class	06	2007	18.3440	18.2734	7,278
MFS/Sun Life Mid Cap Value Series S Class	06	2006	16.8522	18.3440	7,695
MFS/Sun Life Mid Cap Value Series S Class	06	2005	16.0019	16.8522	8,853
MFS/Sun Life Mid Cap Value Series S Class	06	2004	13.4052	16.0019	10,727
MFS/Sun Life Mid Cap Value Series S Class	06	2003	10.3648	13.4052	12,180
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.0000	10.3648	0

MFS/Sun Life Mid Cap Value Series S Class	07	2007	16.8404	16.7671	8,784
MFS/Sun Life Mid Cap Value Series S Class	07	2006	15.4788	16.8404	10,464
MFS/Sun Life Mid Cap Value Series S Class	07	2005	14.7053	15.4788	12,341
MFS/Sun Life Mid Cap Value Series S Class	07	2004	12.3253	14.7053	13,242
MFS/Sun Life Mid Cap Value Series S Class	07	2003	10.0000	12.3253	20,001

MFS/Sun Life Mid Cap Value Series S Class	08	2007	16.7158	16.6088	744
MFS/Sun Life Mid Cap Value Series S Class	08	2006	15.3956	16.7158	984
MFS/Sun Life Mid Cap Value Series S Class	08	2005	14.6561	15.3956	1,066
MFS/Sun Life Mid Cap Value Series S Class	08	2004	12.3093	14.6561	1,434
MFS/Sun Life Mid Cap Value Series S Class	08	2003	10.0000	12.3093	1,640

MFS/Sun Life Money Market Series S Class	01	2007	10.2027	10.5260	1,882,042
MFS/Sun Life Money Market Series S Class	01	2006	9.9125	10.2027	1,261,879
MFS/Sun Life Money Market Series S Class	01	2005	9.8062	9.9125	736,782
MFS/Sun Life Money Market Series S Class	01	2004	9.8840	9.8062	458,923
MFS/Sun Life Money Market Series S Class	01	2003	9.9815	9.8840	162,013
MFS/Sun Life Money Market Series S Class	01	2002	10.0000	9.9815	158

MFS/Sun Life Money Market Series S Class	02	2007	10.1120	10.4111	886,346
MFS/Sun Life Money Market Series S Class	02	2006	9.8442	10.1120	747,158
MFS/Sun Life Money Market Series S Class	02	2005	9.7584	9.8442	514,546
MFS/Sun Life Money Market Series S Class	02	2004	9.8559	9.7584	327,727
MFS/Sun Life Money Market Series S Class	02	2003	9.9733	9.8559	139,404
MFS/Sun Life Money Market Series S Class	02	2002	10.0000	9.9733	60,075

MFS/Sun Life Money Market Series S Class	03	2007	10.0894	10.3826	67,399
MFS/Sun Life Money Market Series S Class	03	2006	9.8272	10.0894	59,426
MFS/Sun Life Money Market Series S Class	03	2005	9.7465	9.8272	50,349
MFS/Sun Life Money Market Series S Class	03	2004	9.8488	9.7465	32,075
MFS/Sun Life Money Market Series S Class	03	2003	9.9713	9.8488	6,682
MFS/Sun Life Money Market Series S Class	03	2002	10.0000	9.9713	0

MFS/Sun Life Money Market Series S Class	04	2007	10.0219	10.2973	1,067,595
MFS/Sun Life Money Market Series S Class	04	2006	9.7763	10.0219	586,217
MFS/Sun Life Money Market Series S Class	04	2005	9.7107	9.7763	430,439
MFS/Sun Life Money Market Series S Class	04	2004	9.8277	9.7107	358,347
MFS/Sun Life Money Market Series S Class	04	2003	9.9651	9.8277	131,767
MFS/Sun Life Money Market Series S Class	04	2002	10.0000	9.9651	2,180

MFS/Sun Life Money Market Series S Class	05	2007	9.9995	10.2691	24,242
MFS/Sun Life Money Market Series S Class	05	2006	9.7594	9.9995	20,742
MFS/Sun Life Money Market Series S Class	05	2005	9.6989	9.7594	11,469
MFS/Sun Life Money Market Series S Class	05	2004	9.8207	9.6989	1,651
MFS/Sun Life Money Market Series S Class	05	2003	9.9631	9.8207	441
MFS/Sun Life Money Market Series S Class	05	2002	10.0000	9.9631	0

MFS/Sun Life Money Market Series S Class	06	2007	9.9324	10.1845	75,119
MFS/Sun Life Money Market Series S Class	06	2006	9.7087	9.9324	79,021
MFS/Sun Life Money Market Series S Class	06	2005	9.6632	9.7087	64,160
MFS/Sun Life Money Market Series S Class	06	2004	9.7996	9.6632	64,868
MFS/Sun Life Money Market Series S Class	06	2003	9.9569	9.7996	32,285
MFS/Sun Life Money Market Series S Class	06	2002	10.0000	9.9569	1,329

MFS/Sun Life Money Market Series S Class	07	2007	10.0106	10.2594	78,172
MFS/Sun Life Money Market Series S Class	07	2006	9.7901	10.0106	85,948
MFS/Sun Life Money Market Series S Class	07	2005	9.7493	9.7901	84,569
MFS/Sun Life Money Market Series S Class	07	2004	9.8920	9.7493	82,420
MFS/Sun Life Money Market Series S Class	07	2003	10.0000	9.8920	26,486

MFS/Sun Life Money Market Series S Class	08	2007	9.9365	10.1625	4,875
MFS/Sun Life Money Market Series S Class	08	2006	9.7375	9.9365	6,166
MFS/Sun Life Money Market Series S Class	08	2005	9.7166	9.7375	5,881
MFS/Sun Life Money Market Series S Class	08	2004	9.8791	9.7166	6,361
MFS/Sun Life Money Market Series S Class	08	2003	10.0000	9.8791	2,704

MFS/Sun Life New Discovery Series S Class	01	2007	16.7291	16.8778	881,925
MFS/Sun Life New Discovery Series S Class	01	2006	15.0204	16.7291	783,030
MFS/Sun Life New Discovery Series S Class	01	2005	14.5064	15.0204	444,535
MFS/Sun Life New Discovery Series S Class	01	2004	13.7157	14.5064	171,789
MFS/Sun Life New Discovery Series S Class	01	2003	10.2977	13.7157	9,140
MFS/Sun Life New Discovery Series S Class	01	2002	10.0000	10.2977	1,687

MFS/Sun Life New Discovery Series S Class	02	2007	16.5803	16.6936	466,107
MFS/Sun Life New Discovery Series S Class	02	2006	14.9170	16.5803	439,449
MFS/Sun Life New Discovery Series S Class	02	2005	14.4357	14.9170	263,155
MFS/Sun Life New Discovery Series S Class	02	2004	13.6766	14.4357	118,338
MFS/Sun Life New Discovery Series S Class	02	2003	10.2893	13.6766	39,406
MFS/Sun Life New Discovery Series S Class	02	2002	10.0000	10.2893	49

MFS/Sun Life New Discovery Series S Class	03	2007	16.5433	16.6478	43,273
MFS/Sun Life New Discovery Series S Class	03	2006	14.8912	16.5433	39,120
MFS/Sun Life New Discovery Series S Class	03	2005	14.4181	14.8912	31,949
MFS/Sun Life New Discovery Series S Class	03	2004	13.6669	14.4181	17,956
MFS/Sun Life New Discovery Series S Class	03	2003	10.2872	13.6669	0
MFS/Sun Life New Discovery Series S Class	03	2002	10.0000	10.2872	0

MFS/Sun Life New Discovery Series S Class	04	2007	16.4326	16.5111	320,027
MFS/Sun Life New Discovery Series S Class	04	2006	14.8141	16.4326	318,390
MFS/Sun Life New Discovery Series S Class	04	2005	14.3652	14.8141	261,344
MFS/Sun Life New Discovery Series S Class	04	2004	13.6377	14.3652	201,468
MFS/Sun Life New Discovery Series S Class	04	2003	10.2808	13.6377	27,936
MFS/Sun Life New Discovery Series S Class	04	2002	10.0000	10.2808	84

MFS/Sun Life New Discovery Series S Class	05	2007	16.3959	16.4658	11,437
MFS/Sun Life New Discovery Series S Class	05	2006	14.7885	16.3959	11,851
MFS/Sun Life New Discovery Series S Class	05	2005	14.3477	14.7885	4,731
MFS/Sun Life New Discovery Series S Class	05	2004	13.6279	14.3477	1,710
MFS/Sun Life New Discovery Series S Class	05	2003	10.2787	13.6279	608
MFS/Sun Life New Discovery Series S Class	05	2002	10.0000	10.2787	0

MFS/Sun Life New Discovery Series S Class	06	2007	16.2860	16.3302	32,319
MFS/Sun Life New Discovery Series S Class	06	2006	14.7118	16.2860	31,912
MFS/Sun Life New Discovery Series S Class	06	2005	14.2950	14.7118	29,818
MFS/Sun Life New Discovery Series S Class	06	2004	13.5987	14.2950	14,677
MFS/Sun Life New Discovery Series S Class	06	2003	10.2723	13.5987	3,873
MFS/Sun Life New Discovery Series S Class	06	2002	10.0000	10.2723	0

MFS/Sun Life New Discovery Series S Class	07	2007	14.7531	14.7856	32,319
MFS/Sun Life New Discovery Series S Class	07	2006	13.3339	14.7531	32,918
MFS/Sun Life New Discovery Series S Class	07	2005	12.9627	13.3339	35,659
MFS/Sun Life New Discovery Series S Class	07	2004	12.3377	12.9627	40,294
MFS/Sun Life New Discovery Series S Class	07	2003	10.0000	12.3377	0

MFS/Sun Life New Discovery Series S Class	08	2007	14.6439	14.6460	1,356
MFS/Sun Life New Discovery Series S Class	08	2006	13.2622	14.6439	1,333
MFS/Sun Life New Discovery Series S Class	08	2005	12.9193	13.2622	1,467
MFS/Sun Life New Discovery Series S Class	08	2004	12.3216	12.9193	1,484
MFS/Sun Life New Discovery Series S Class	08	2003	10.0000	12.3216	0

MFS/Sun Life Research International Series S Class	01	2007	22.8806	25.4608	684,839
MFS/Sun Life Research International Series S Class	01	2006	18.2257	22.8806	506,431
MFS/Sun Life Research International Series S Class	01	2005	15.8998	18.2257	291,030
MFS/Sun Life Research International Series S Class	01	2004	13.3250	15.8998	136,925
MFS/Sun Life Research International Series S Class	01	2003	10.1249	13.3250	30,416
MFS/Sun Life Research International Series S Class	01	2002	10.0000	10.1249	0

MFS/Sun Life Research International Series S Class	02	2007	22.6771	25.1830	318,614
MFS/Sun Life Research International Series S Class	02	2006	18.1002	22.6771	269,353
MFS/Sun Life Research International Series S Class	02	2005	15.8223	18.1002	148,668
MFS/Sun Life Research International Series S Class	02	2004	13.2870	15.8223	79,630
MFS/Sun Life Research International Series S Class	02	2003	10.1166	13.2870	40,920
MFS/Sun Life Research International Series S Class	02	2002	10.0000	10.1166	34

MFS/Sun Life Research International Series S Class	03	2007	22.6265	25.1140	45,004
MFS/Sun Life Research International Series S Class	03	2006	18.0689	22.6265	40,066
MFS/Sun Life Research International Series S Class	03	2005	15.8030	18.0689	25,474
MFS/Sun Life Research International Series S Class	03	2004	13.2776	15.8030	21,218
MFS/Sun Life Research International Series S Class	03	2003	10.1145	13.2776	871
MFS/Sun Life Research International Series S Class	03	2002	10.0000	10.1145	0

MFS/Sun Life Research International Series S Class	04	2007	22.4751	24.9077	368,820
MFS/Sun Life Research International Series S Class	04	2006	17.9754	22.4751	330,652
MFS/Sun Life Research International Series S Class	04	2005	15.7451	17.9754	301,188
MFS/Sun Life Research International Series S Class	04	2004	13.2491	15.7451	285,579
MFS/Sun Life Research International Series S Class	04	2003	10.1083	13.2491	160,802
MFS/Sun Life Research International Series S Class	04	2002	10.0000	10.1083	44

MFS/Sun Life Research International Series S Class	05	2007	22.4250	24.8395	3,043
MFS/Sun Life Research International Series S Class	05	2006	17.9443	22.4250	4,571
MFS/Sun Life Research International Series S Class	05	2005	15.7259	17.9443	1,918
MFS/Sun Life Research International Series S Class	05	2004	13.2397	15.7259	1,825
MFS/Sun Life Research International Series S Class	05	2003	10.1062	13.2397	1,219
MFS/Sun Life Research International Series S Class	05	2002	10.0000	10.1062	0

MFS/Sun Life Research International Series S Class	06	2007	22.2746	24.6350	17,029
MFS/Sun Life Research International Series S Class	06	2006	17.8512	22.2746	17,464
MFS/Sun Life Research International Series S Class	06	2005	15.6681	17.8512	16,394
MFS/Sun Life Research International Series S Class	06	2004	13.2113	15.6681	11,488
MFS/Sun Life Research International Series S Class	06	2003	10.0999	13.2113	5,162
MFS/Sun Life Research International Series S Class	06	2002	10.0000	10.0999	0

MFS/Sun Life Research International Series S Class	07	2007	21.2404	23.4791	17,300
MFS/Sun Life Research International Series S Class	07	2006	17.0310	21.2404	19,917
MFS/Sun Life Research International Series S Class	07	2005	14.9558	17.0310	25,469
MFS/Sun Life Research International Series S Class	07	2004	12.6172	14.9558	35,451
MFS/Sun Life Research International Series S Class	07	2003	10.0000	12.6172	37,057

MFS/Sun Life Research International Series S Class	08	2007	21.0832	23.2575	7,398
MFS/Sun Life Research International Series S Class	08	2006	16.9395	21.0832	7,770
MFS/Sun Life Research International Series S Class	08	2005	14.9058	16.9395	8,720
MFS/Sun Life Research International Series S Class	08	2004	12.6007	14.9058	9,571
MFS/Sun Life Research International Series S Class	08	2003	10.0000	12.6007	0

MFS/Sun Life Research Series S Class	01	2007	16.9450	18.8826	16,301
MFS/Sun Life Research Series S Class	01	2006	15.5695	16.9450	17,808
MFS/Sun Life Research Series S Class	01	2005	14.6525	15.5695	13,837
MFS/Sun Life Research Series S Class	01	2004	12.8559	14.6525	9,544
MFS/Sun Life Research Series S Class	01	2003	10.4243	12.8559	4,276
MFS/Sun Life Research Series S Class	01	2002	10.0000	10.4243	196

MFS/Sun Life Research Series S Class	02	2007	16.7943	18.6765	38,443
MFS/Sun Life Research Series S Class	02	2006	15.4624	16.7943	37,950
MFS/Sun Life Research Series S Class	02	2005	14.5811	15.4624	33,905
MFS/Sun Life Research Series S Class	02	2004	12.8193	14.5811	33,722
MFS/Sun Life Research Series S Class	02	2003	10.4157	12.8193	22,416
MFS/Sun Life Research Series S Class	02	2002	10.0000	10.4157	0

MFS/Sun Life Research Series S Class	03	2007	16.7568	18.6253	1,152
MFS/Sun Life Research Series S Class	03	2006	15.4357	16.7568	1,813
MFS/Sun Life Research Series S Class	03	2005	14.5633	15.4357	0
MFS/Sun Life Research Series S Class	03	2004	12.8101	14.5633	0
MFS/Sun Life Research Series S Class	03	2003	10.4136	12.8101	0
MFS/Sun Life Research Series S Class	03	2002	10.0000	10.4136	0

MFS/Sun Life Research Series S Class	04	2007	16.6446	18.4723	20,596
MFS/Sun Life Research Series S Class	04	2006	15.3557	16.6446	18,124
MFS/Sun Life Research Series S Class	04	2005	14.5099	15.3557	17,778
MFS/Sun Life Research Series S Class	04	2004	12.7827	14.5099	15,553
MFS/Sun Life Research Series S Class	04	2003	10.4071	12.7827	14,829
MFS/Sun Life Research Series S Class	04	2002	10.0000	10.4071	585

MFS/Sun Life Research Series S Class	05	2007	16.6075	18.4217	1,370
MFS/Sun Life Research Series S Class	05	2006	15.3292	16.6075	1,370
MFS/Sun Life Research Series S Class	05	2005	14.4922	15.3292	1,370
MFS/Sun Life Research Series S Class	05	2004	12.7736	14.4922	1,370
MFS/Sun Life Research Series S Class	05	2003	10.4050	12.7736	1,371
MFS/Sun Life Research Series S Class	05	2002	10.0000	10.4050	0

MFS/Sun Life Research Series S Class	06	2007	16.4961	18.2700	11,007
MFS/Sun Life Research Series S Class	06	2006	15.2496	16.4961	10,994
MFS/Sun Life Research Series S Class	06	2005	14.4389	15.2496	14,033
MFS/Sun Life Research Series S Class	06	2004	12.7462	14.4389	5,823
MFS/Sun Life Research Series S Class	06	2003	10.3986	12.7462	3,050
MFS/Sun Life Research Series S Class	06	2002	10.0000	10.3986	0

MFS/Sun Life Research Series S Class	07	2007	14.8992	16.4929	1,524
MFS/Sun Life Research Series S Class	07	2006	13.7803	14.8992	1,652
MFS/Sun Life Research Series S Class	07	2005	13.0544	13.7803	0
MFS/Sun Life Research Series S Class	07	2004	11.5299	13.0544	0
MFS/Sun Life Research Series S Class	07	2003	10.0000	11.5299	0

MFS/Sun Life Research Series S Class	08	2007	14.7889	16.3372	0
MFS/Sun Life Research Series S Class	08	2006	13.7063	14.7889	0
MFS/Sun Life Research Series S Class	08	2005	13.0107	13.7063	0
MFS/Sun Life Research Series S Class	08	2004	11.5149	13.0107	0
MFS/Sun Life Research Series S Class	08	2003	10.0000	11.5149	0

MFS/Sun Life Strategic Income Series S Class	01	2007	12.9879	13.2262	23,394
MFS/Sun Life Strategic Income Series S Class	01	2006	12.3674	12.9879	24,206
MFS/Sun Life Strategic Income Series S Class	01	2005	12.3378	12.3674	24,619
MFS/Sun Life Strategic Income Series S Class	01	2004	11.5990	12.3378	29,387
MFS/Sun Life Strategic Income Series S Class	01	2003	10.4535	11.5990	21,940
MFS/Sun Life Strategic Income Series S Class	01	2002	10.0000	10.4535	963

MFS/Sun Life Strategic Income Series S Class	02	2007	12.8724	13.0818	14,300
MFS/Sun Life Strategic Income Series S Class	02	2006	12.2823	12.8724	14,856
MFS/Sun Life Strategic Income Series S Class	02	2005	12.2777	12.2823	17,406
MFS/Sun Life Strategic Income Series S Class	02	2004	11.5660	12.2777	26,132
MFS/Sun Life Strategic Income Series S Class	02	2003	10.4449	11.5660	20,870
MFS/Sun Life Strategic Income Series S Class	02	2002	10.0000	10.4449	1,273

MFS/Sun Life Strategic Income Series S Class	03	2007	12.8437	13.0460	1,387
MFS/Sun Life Strategic Income Series S Class	03	2006	12.2611	12.8437	1,449
MFS/Sun Life Strategic Income Series S Class	03	2005	12.2627	12.2611	1,511
MFS/Sun Life Strategic Income Series S Class	03	2004	11.5578	12.2627	1,576
MFS/Sun Life Strategic Income Series S Class	03	2003	10.4427	11.5578	1,256
MFS/Sun Life Strategic Income Series S Class	03	2002	10.0000	10.4427	0

MFS/Sun Life Strategic Income Series S Class	04	2007	12.7577	12.9388	14,052
MFS/Sun Life Strategic Income Series S Class	04	2006	12.1976	12.7577	14,304
MFS/Sun Life Strategic Income Series S Class	04	2005	12.2178	12.1976	22,074
MFS/Sun Life Strategic Income Series S Class	04	2004	11.5330	12.2178	21,852
MFS/Sun Life Strategic Income Series S Class	04	2003	10.4363	11.5330	30,378
MFS/Sun Life Strategic Income Series S Class	04	2002	10.0000	10.4363	420

MFS/Sun Life Strategic Income Series S Class	05	2007	12.7293	12.9034	0
MFS/Sun Life Strategic Income Series S Class	05	2006	12.1765	12.7293	433
MFS/Sun Life Strategic Income Series S Class	05	2005	12.2029	12.1765	421
MFS/Sun Life Strategic Income Series S Class	05	2004	11.5248	12.2029	397
MFS/Sun Life Strategic Income Series S Class	05	2003	10.4341	11.5248	376
MFS/Sun Life Strategic Income Series S Class	05	2002	10.0000	10.4341	0

MFS/Sun Life Strategic Income Series S Class	06	2007	12.6439	12.7971	0
MFS/Sun Life Strategic Income Series S Class	06	2006	12.1133	12.6439	0
MFS/Sun Life Strategic Income Series S Class	06	2005	12.1580	12.1133	4,864
MFS/Sun Life Strategic Income Series S Class	06	2004	11.5001	12.1580	4,470
MFS/Sun Life Strategic Income Series S Class	06	2003	10.4277	11.5001	3,200
MFS/Sun Life Strategic Income Series S Class	06	2002	10.0000	10.4277	0

MFS/Sun Life Strategic Income Series S Class	07	2007	11.4478	11.5806	0
MFS/Sun Life Strategic Income Series S Class	07	2006	10.9730	11.4478	0
MFS/Sun Life Strategic Income Series S Class	07	2005	11.0191	10.9730	0
MFS/Sun Life Strategic Income Series S Class	07	2004	10.4281	11.0191	0
MFS/Sun Life Strategic Income Series S Class	07	2003	10.0000	10.4281	0

MFS/Sun Life Strategic Income Series S Class	08	2007	11.3630	11.4712	0
MFS/Sun Life Strategic Income Series S Class	08	2006	10.9139	11.3630	0
MFS/Sun Life Strategic Income Series S Class	08	2005	10.9822	10.9139	0
MFS/Sun Life Strategic Income Series S Class	08	2004	10.4145	10.9822	0
MFS/Sun Life Strategic Income Series S Class	08	2003	10.0000	10.4145	0

MFS/Sun Life Strategic Value Series S Class	01	2007	17.4367	16.7490	4,281
MFS/Sun Life Strategic Value Series S Class	01	2006	15.5144	17.4367	5,329
MFS/Sun Life Strategic Value Series S Class	01	2005	15.8403	15.5144	10,072
MFS/Sun Life Strategic Value Series S Class	01	2004	13.6348	15.8403	11,583
MFS/Sun Life Strategic Value Series S Class	01	2003	10.8816	13.6348	10,713
MFS/Sun Life Strategic Value Series S Class	01	2002	10.0000	10.8816	186

MFS/Sun Life Strategic Value Series S Class	02	2007	17.2816	16.5662	58,203
MFS/Sun Life Strategic Value Series S Class	02	2006	15.4076	17.2816	57,895
MFS/Sun Life Strategic Value Series S Class	02	2005	15.7631	15.4076	63,130
MFS/Sun Life Strategic Value Series S Class	02	2004	13.5960	15.7631	63,810
MFS/Sun Life Strategic Value Series S Class	02	2003	10.8727	13.5960	52,783
MFS/Sun Life Strategic Value Series S Class	02	2002	10.0000	10.8727	1,435

MFS/Sun Life Strategic Value Series S Class	03	2007	17.2431	16.5208	0
MFS/Sun Life Strategic Value Series S Class	03	2006	15.3810	17.2431	0
MFS/Sun Life Strategic Value Series S Class	03	2005	15.7439	15.3810	0
MFS/Sun Life Strategic Value Series S Class	03	2004	13.5863	15.7439	0
MFS/Sun Life Strategic Value Series S Class	03	2003	10.8704	13.5863	0
MFS/Sun Life Strategic Value Series S Class	03	2002	10.0000	10.8704	0

MFS/Sun Life Strategic Value Series S Class	04	2007	17.1277	16.3851	18,218
MFS/Sun Life Strategic Value Series S Class	04	2006	15.3014	17.1277	16,690
MFS/Sun Life Strategic Value Series S Class	04	2005	15.6862	15.3014	22,230
MFS/Sun Life Strategic Value Series S Class	04	2004	13.5572	15.6862	24,427
MFS/Sun Life Strategic Value Series S Class	04	2003	10.8637	13.5572	17,664
MFS/Sun Life Strategic Value Series S Class	04	2002	10.0000	10.8637	92

MFS/Sun Life Strategic Value Series S Class	05	2007	17.0895	16.3402	0
MFS/Sun Life Strategic Value Series S Class	05	2006	15.2749	17.0895	0
MFS/Sun Life Strategic Value Series S Class	05	2005	15.6670	15.2749	0
MFS/Sun Life Strategic Value Series S Class	05	2004	13.5475	15.6670	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.8615	13.5475	0
MFS/Sun Life Strategic Value Series S Class	05	2002	10.0000	10.8615	0

MFS/Sun Life Strategic Value Series S Class	06	2007	16.9748	16.2056	0
MFS/Sun Life Strategic Value Series S Class	06	2006	15.1956	16.9748	0
MFS/Sun Life Strategic Value Series S Class	06	2005	15.6094	15.1956	16,514
MFS/Sun Life Strategic Value Series S Class	06	2004	13.5185	15.6094	11,206
MFS/Sun Life Strategic Value Series S Class	06	2003	10.8547	13.5185	11,193
MFS/Sun Life Strategic Value Series S Class	06	2002	10.0000	10.8547	0

MFS/Sun Life Strategic Value Series S Class	07	2007	14.7290	14.0543	2,155
MFS/Sun Life Strategic Value Series S Class	07	2006	13.1919	14.7290	2,034
MFS/Sun Life Strategic Value Series S Class	07	2005	13.5581	13.1919	0
MFS/Sun Life Strategic Value Series S Class	07	2004	11.7479	13.5581	0
MFS/Sun Life Strategic Value Series S Class	07	2003	10.0000	11.7479	0

MFS/Sun Life Strategic Value Series S Class	08	2007	14.6200	13.9217	0
MFS/Sun Life Strategic Value Series S Class	08	2006	13.1210	14.6200	0
MFS/Sun Life Strategic Value Series S Class	08	2005	13.5127	13.1210	0
MFS/Sun Life Strategic Value Series S Class	08	2004	11.7326	13.5127	0
MFS/Sun Life Strategic Value Series S Class	08	2003	10.0000	11.7326	0

MFS/Sun Life Total Return Series S Class	01	2007	14.8995	15.2961	6,883,541
MFS/Sun Life Total Return Series S Class	01	2006	13.4957	14.8995	6,025,603
MFS/Sun Life Total Return Series S Class	01	2005	13.3058	13.4957	4,933,959
MFS/Sun Life Total Return Series S Class	01	2004	12.1359	13.3058	1,412,573
MFS/Sun Life Total Return Series S Class	01	2003	10.5296	12.1359	212,931
MFS/Sun Life Total Return Series S Class	01	2002	10.0000	10.5296	34,122

MFS/Sun Life Total Return Series S Class	02	2007	14.7670	15.1291	2,940,136
MFS/Sun Life Total Return Series S Class	02	2006	13.4028	14.7670	2,575,663
MFS/Sun Life Total Return Series S Class	02	2005	13.2409	13.4028	2,217,231
MFS/Sun Life Total Return Series S Class	02	2004	12.1013	13.2409	847,311
MFS/Sun Life Total Return Series S Class	02	2003	10.5209	12.1013	273,228
MFS/Sun Life Total Return Series S Class	02	2002	10.0000	10.5209	17,667

MFS/Sun Life Total Return Series S Class	03	2007	14.7340	15.0877	275,829
MFS/Sun Life Total Return Series S Class	03	2006	13.3797	14.7340	206,828
MFS/Sun Life Total Return Series S Class	03	2005	13.2247	13.3797	182,015
MFS/Sun Life Total Return Series S Class	03	2004	12.0927	13.2247	85,595
MFS/Sun Life Total Return Series S Class	03	2003	10.5188	12.0927	37,431
MFS/Sun Life Total Return Series S Class	03	2002	10.0000	10.5188	0

MFS/Sun Life Total Return Series S Class	04	2007	14.6355	14.9637	1,973,157
MFS/Sun Life Total Return Series S Class	04	2006	13.3104	14.6355	2,094,251
MFS/Sun Life Total Return Series S Class	04	2005	13.1763	13.3104	2,443,924
MFS/Sun Life Total Return Series S Class	04	2004	12.0668	13.1763	2,272,251
MFS/Sun Life Total Return Series S Class	04	2003	10.5123	12.0668	582,004
MFS/Sun Life Total Return Series S Class	04	2002	10.0000	10.5123	841

MFS/Sun Life Total Return Series S Class	05	2007	14.6028	14.9227	27,222
MFS/Sun Life Total Return Series S Class	05	2006	13.2874	14.6028	100,056
MFS/Sun Life Total Return Series S Class	05	2005	13.1602	13.2874	55,107
MFS/Sun Life Total Return Series S Class	05	2004	12.0582	13.1602	1,614
MFS/Sun Life Total Return Series S Class	05	2003	10.5101	12.0582	0
MFS/Sun Life Total Return Series S Class	05	2002	10.0000	10.5101	0

MFS/Sun Life Total Return Series S Class	06	2007	14.5048	14.7999	244,195
MFS/Sun Life Total Return Series S Class	06	2006	13.2184	14.5048	262,617
MFS/Sun Life Total Return Series S Class	06	2005	13.1118	13.2184	272,890
MFS/Sun Life Total Return Series S Class	06	2004	12.0323	13.1118	256,318
MFS/Sun Life Total Return Series S Class	06	2003	10.5036	12.0323	83,182
MFS/Sun Life Total Return Series S Class	06	2002	10.0000	10.5036	0

MFS/Sun Life Total Return Series S Class	07	2007	13.2501	13.5127	135,330
MFS/Sun Life Total Return Series S Class	07	2006	12.0811	13.2501	132,168
MFS/Sun Life Total Return Series S Class	07	2005	11.9898	12.0811	137,742
MFS/Sun Life Total Return Series S Class	07	2004	11.0084	11.9898	146,611
MFS/Sun Life Total Return Series S Class	07	2003	10.0000	11.0084	165,166

MFS/Sun Life Total Return Series S Class	08	2007	13.1521	13.3851	24,529
MFS/Sun Life Total Return Series S Class	08	2006	12.0162	13.1521	24,972
MFS/Sun Life Total Return Series S Class	08	2005	11.9497	12.0162	25,462
MFS/Sun Life Total Return Series S Class	08	2004	10.9940	11.9497	25,974
MFS/Sun Life Total Return Series S Class	08	2003	10.0000	10.9940	18,232

MFS/Sun Life Utilities Series S Class	01	2007	28.6611	36.2685	209,721
MFS/Sun Life Utilities Series S Class	01	2006	22.0157	28.6611	96,891
MFS/Sun Life Utilities Series S Class	01	2005	19.0781	22.0157	42,022
MFS/Sun Life Utilities Series S Class	01	2004	14.8750	19.0781	16,802
MFS/Sun Life Utilities Series S Class	01	2003	11.0847	14.8750	7,556
MFS/Sun Life Utilities Series S Class	01	2002	10.0000	11.0847	1,341

MFS/Sun Life Utilities Series S Class	02	2007	28.4064	35.8729	136,179
MFS/Sun Life Utilities Series S Class	02	2006	21.8642	28.4064	123,446
MFS/Sun Life Utilities Series S Class	02	2005	18.9851	21.8642	42,643
MFS/Sun Life Utilities Series S Class	02	2004	14.8327	18.9851	26,174
MFS/Sun Life Utilities Series S Class	02	2003	11.0756	14.8327	14,117
MFS/Sun Life Utilities Series S Class	02	2002	10.0000	11.0756	0

MFS/Sun Life Utilities Series S Class	03	2007	28.3430	35.7747	20,485
MFS/Sun Life Utilities Series S Class	03	2006	21.8265	28.3430	22,078
MFS/Sun Life Utilities Series S Class	03	2005	18.9620	21.8265	1,854
MFS/Sun Life Utilities Series S Class	03	2004	14.8222	18.9620	278
MFS/Sun Life Utilities Series S Class	03	2003	11.0733	14.8222	0
MFS/Sun Life Utilities Series S Class	03	2002	10.0000	11.0733	0

MFS/Sun Life Utilities Series S Class	04	2007	28.1534	35.4810	283,659
MFS/Sun Life Utilities Series S Class	04	2006	21.7135	28.1534	199,476
MFS/Sun Life Utilities Series S Class	04	2005	18.8925	21.7135	157,514
MFS/Sun Life Utilities Series S Class	04	2004	14.7904	18.8925	100,484
MFS/Sun Life Utilities Series S Class	04	2003	11.0664	14.7904	30,898
MFS/Sun Life Utilities Series S Class	04	2002	10.0000	11.0664	0

MFS/Sun Life Utilities Series S Class	05	2007	28.0907	35.3838	923
MFS/Sun Life Utilities Series S Class	05	2006	21.6760	28.0907	943
MFS/Sun Life Utilities Series S Class	05	2005	18.8695	21.6760	942
MFS/Sun Life Utilities Series S Class	05	2004	14.7799	18.8695	0
MFS/Sun Life Utilities Series S Class	05	2003	11.0642	14.7799	0
MFS/Sun Life Utilities Series S Class	05	2002	10.0000	11.0642	0

MFS/Sun Life Utilities Series S Class	06	2007	27.9023	35.0927	11,674
MFS/Sun Life Utilities Series S Class	06	2006	21.5635	27.9023	13,625
MFS/Sun Life Utilities Series S Class	06	2005	18.8002	21.5635	15,927
MFS/Sun Life Utilities Series S Class	06	2004	14.7482	18.8002	0
MFS/Sun Life Utilities Series S Class	06	2003	11.0573	14.7482	386
MFS/Sun Life Utilities Series S Class	06	2002	10.0000	11.0573	0

MFS/Sun Life Utilities Series S Class	07	2007	22.6684	28.4953	3,146
MFS/Sun Life Utilities Series S Class	07	2006	17.5275	22.6684	5,993
MFS/Sun Life Utilities Series S Class	07	2005	15.2892	17.5275	0
MFS/Sun Life Utilities Series S Class	07	2004	12.0001	15.2892	0
MFS/Sun Life Utilities Series S Class	07	2003	10.0000	12.0001	0

MFS/Sun Life Utilities Series S Class	08	2007	22.5007	28.2265	0
MFS/Sun Life Utilities Series S Class	08	2006	17.4333	22.5007	0
MFS/Sun Life Utilities Series S Class	08	2005	15.2380	17.4333	0
MFS/Sun Life Utilities Series S Class	08	2004	11.9844	15.2380	0
MFS/Sun Life Utilities Series S Class	08	2003	10.0000	11.9844	0

MFS/Sun Life Value Series S Class	01	2007	18.3461	19.4855	234,355
MFS/Sun Life Value Series S Class	01	2006	15.4123	18.3461	168,985
MFS/Sun Life Value Series S Class	01	2005	14.6909	15.4123	142,727
MFS/Sun Life Value Series S Class	01	2004	12.9296	14.6909	93,920
MFS/Sun Life Value Series S Class	01	2003	10.4779	12.9296	43,120
MFS/Sun Life Value Series S Class	01	2002	10.0000	10.4779	4,405

MFS/Sun Life Value Series S Class	02	2007	18.1829	19.2729	146,689
MFS/Sun Life Value Series S Class	02	2006	15.3062	18.1829	131,233
MFS/Sun Life Value Series S Class	02	2005	14.6193	15.3062	98,869
MFS/Sun Life Value Series S Class	02	2004	12.8928	14.6193	82,647
MFS/Sun Life Value Series S Class	02	2003	10.4693	12.8928	45,595
MFS/Sun Life Value Series S Class	02	2002	10.0000	10.4693	991

MFS/Sun Life Value Series S Class	03	2007	18.1424	19.2201	15,273
MFS/Sun Life Value Series S Class	03	2006	15.2798	18.1424	14,268
MFS/Sun Life Value Series S Class	03	2005	14.6015	15.2798	4,063
MFS/Sun Life Value Series S Class	03	2004	12.8836	14.6015	1,293
MFS/Sun Life Value Series S Class	03	2003	10.4671	12.8836	0
MFS/Sun Life Value Series S Class	03	2002	10.0000	10.4671	0

MFS/Sun Life Value Series S Class	04	2007	18.0210	19.0623	319,189
MFS/Sun Life Value Series S Class	04	2006	15.2006	18.0210	304,698
MFS/Sun Life Value Series S Class	04	2005	14.5480	15.2006	287,047
MFS/Sun Life Value Series S Class	04	2004	12.8560	14.5480	249,612
MFS/Sun Life Value Series S Class	04	2003	10.4606	12.8560	209,851
MFS/Sun Life Value Series S Class	04	2002	10.0000	10.4606	9,946

MFS/Sun Life Value Series S Class	05	2007	17.9808	19.0100	911
MFS/Sun Life Value Series S Class	05	2006	15.1744	17.9808	859
MFS/Sun Life Value Series S Class	05	2005	14.5302	15.1744	1,144
MFS/Sun Life Value Series S Class	05	2004	12.8469	14.5302	0
MFS/Sun Life Value Series S Class	05	2003	10.4585	12.8469	0
MFS/Sun Life Value Series S Class	05	2002	10.0000	10.4585	0

MFS/Sun Life Value Series S Class	06	2007	17.8602	18.8535	10,995
MFS/Sun Life Value Series S Class	06	2006	15.0956	17.8602	11,917
MFS/Sun Life Value Series S Class	06	2005	14.4768	15.0956	16,416
MFS/Sun Life Value Series S Class	06	2004	12.8193	14.4768	13,840
MFS/Sun Life Value Series S Class	06	2003	10.4520	12.8193	10,977
MFS/Sun Life Value Series S Class	06	2002	10.0000	10.4520	624

MFS/Sun Life Value Series S Class	07	2007	16.5970	17.5111	12,328
MFS/Sun Life Value Series S Class	07	2006	14.0351	16.5970	14,131
MFS/Sun Life Value Series S Class	07	2005	13.4666	14.0351	19,694
MFS/Sun Life Value Series S Class	07	2004	11.9309	13.4666	21,549
MFS/Sun Life Value Series S Class	07	2003	10.0000	11.9309	39,111

MFS/Sun Life Value Series S Class	08	2007	16.4742	17.3458	9,715
MFS/Sun Life Value Series S Class	08	2006	13.9597	16.4742	9,663
MFS/Sun Life Value Series S Class	08	2005	13.4216	13.9597	10,168
MFS/Sun Life Value Series S Class	08	2004	11.9153	13.4216	10,202
MFS/Sun Life Value Series S Class	08	2003	10.0000	11.9153	0

MFS/Sunlife - Blended Research Core Equity Series S Class	01	2007	16.4504	17.1504	1,924,616
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2006	14.7513	16.4504	1,790,221
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2005	13.9199	14.7513	973,782
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2004	12.6284	13.9199	103,072
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2003	10.4542	12.6284	65,549
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2002	10.0000	10.4542	14,888

MFS/Sunlife - Blended Research Core Equity Series S Class	02	2007	16.3041	16.9633	980,913
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2006	14.6498	16.3041	976,069
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2005	13.8521	14.6498	533,794
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2004	12.5925	13.8521	60,367
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2003	10.4456	12.5925	45,112
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2002	10.0000	10.4456	1,805

MFS/Sunlife - Blended Research Core Equity Series S Class	03	2007	16.2677	16.9168	96,226
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2006	14.6245	16.2677	87,434
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2005	13.8352	14.6245	73,486
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2004	12.5835	13.8352	1,442
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2003	10.4434	12.5835	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2002	10.0000	10.4434	0

MFS/Sunlife - Blended Research Core Equity Series S Class	04	2007	16.1589	16.7778	676,469
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2006	14.5487	16.1589	714,102
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2005	13.7844	14.5487	564,936
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2004	12.5566	13.7844	44,842
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2003	10.4369	12.5566	56,882
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2002	10.0000	10.4369	42

MFS/Sunlife - Blended Research Core Equity Series S Class	05	2007	16.1228	16.7318	24,727
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2006	14.5236	16.1228	26,875
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2005	13.7676	14.5236	10,439
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2004	12.5476	13.7676	936
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2003	10.4348	12.5476	938
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2002	10.0000	10.4348	0

MFS/Sunlife - Blended Research Core Equity Series S Class	06	2007	16.0146	16.5941	61,841
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2006	14.4482	16.0146	58,835
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2005	13.7170	14.4482	49,804
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2004	12.5207	13.7170	6,523
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2003	10.4283	12.5207	5,875
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2002	10.0000	10.4283	625

MFS/Sunlife - Blended Research Core Equity Series S Class	07	2007	14.5370	15.0552	71,961
MFS/Sunlife - Blended Research Core Equity Series S Class	07	2006	13.1218	14.5370	77,190
MFS/Sunlife - Blended Research Core Equity Series S Class	07	2005	12.4641	13.1218	81,074
MFS/Sunlife - Blended Research Core Equity Series S Class	07	2004	11.3828	12.4641	0
MFS/Sunlife - Blended Research Core Equity Series S Class	07	2003	10.0000	11.3828	0

MFS/Sunlife - Blended Research Core Equity Series S Class	08	2007	14.4294	14.9131	2,978
MFS/Sunlife - Blended Research Core Equity Series S Class	08	2006	13.0512	14.4294	3,104
MFS/Sunlife - Blended Research Core Equity Series S Class	08	2005	12.4224	13.0512	3,291
MFS/Sunlife - Blended Research Core Equity Series S Class	08	2004	11.3680	12.4224	0
MFS/Sunlife - Blended Research Core Equity Series S Class	08	2003	10.0000	11.3680	0

Mutual Shares Securities Fund	01	2007	17.7302	18.0981	705,741
Mutual Shares Securities Fund	01	2006	15.1817	17.7302	282,775
Mutual Shares Securities Fund	01	2005	13.9197	15.1817	117,812
Mutual Shares Securities Fund	01	2004	12.5282	13.9197	74,113
Mutual Shares Securities Fund	01	2003	10.1476	12.5282	35,452
Mutual Shares Securities Fund	01	2002	10.0000	10.1476	988

Mutual Shares Securities Fund	02	2007	17.5726	17.9006	379,829
Mutual Shares Securities Fund	02	2006	15.0772	17.5726	258,909
Mutual Shares Securities Fund	02	2005	13.8519	15.0772	167,655
Mutual Shares Securities Fund	02	2004	12.4925	13.8519	118,278
Mutual Shares Securities Fund	02	2003	10.1392	12.4925	63,486
Mutual Shares Securities Fund	02	2002	10.0000	10.1392	443

Mutual Shares Securities Fund	03	2007	17.5334	17.8516	11,047
Mutual Shares Securities Fund	03	2006	15.0512	17.5334	4,644
Mutual Shares Securities Fund	03	2005	13.8350	15.0512	2,330
Mutual Shares Securities Fund	03	2004	12.4836	13.8350	65
Mutual Shares Securities Fund	03	2003	10.1371	12.4836	26
Mutual Shares Securities Fund	03	2002	10.0000	10.1371	0

Mutual Shares Securities Fund	04	2007	17.4161	17.7050	162,989
Mutual Shares Securities Fund	04	2006	14.9732	17.4161	146,902
Mutual Shares Securities Fund	04	2005	13.7843	14.9732	103,178
Mutual Shares Securities Fund	04	2004	12.4569	13.7843	69,496
Mutual Shares Securities Fund	04	2003	10.1309	12.4569	32,555
Mutual Shares Securities Fund	04	2002	10.0000	10.1309	3,974

Mutual Shares Securities Fund	05	2007	17.3772	17.6564	7,208
Mutual Shares Securities Fund	05	2006	14.9474	17.3772	4,656
Mutual Shares Securities Fund	05	2005	13.7674	14.9474	3,872
Mutual Shares Securities Fund	05	2004	12.4480	13.7674	961
Mutual Shares Securities Fund	05	2003	10.1288	12.4480	963
Mutual Shares Securities Fund	05	2002	10.0000	10.1288	0

Mutual Shares Securities Fund	06	2007	17.2607	17.5111	32,646
Mutual Shares Securities Fund	06	2006	14.8698	17.2607	31,666
Mutual Shares Securities Fund	06	2005	13.7168	14.8698	41,600
Mutual Shares Securities Fund	06	2004	12.4213	13.7168	9,746
Mutual Shares Securities Fund	06	2003	10.1225	12.4213	7,896
Mutual Shares Securities Fund	06	2002	10.0000	10.1225	0

Mutual Shares Securities Fund	07	2007	16.2751	16.5027	0
Mutual Shares Securities Fund	07	2006	14.0279	16.2751	0
Mutual Shares Securities Fund	07	2005	12.9468	14.0279	0
Mutual Shares Securities Fund	07	2004	11.7300	12.9468	0
Mutual Shares Securities Fund	07	2003	10.0000	11.7300	0

Mutual Shares Securities Fund	08	2007	16.1546	16.3469	0
Mutual Shares Securities Fund	08	2006	13.9524	16.1546	0
Mutual Shares Securities Fund	08	2005	12.9035	13.9524	0
Mutual Shares Securities Fund	08	2004	11.7147	12.9035	0
Mutual Shares Securities Fund	08	2003	10.0000	11.7147	0

Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.3095	12,754

Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2923	10,564

Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2880	0

Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2750	0

Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2707	0

Oppenheimer Balanced/VA Svc	06	2007	10.0000	10.2578	0

Oppenheimer Balanced/VA Svc	07	2007	10.0000	10.2535	0

Oppenheimer Balanced/VA Svc	08	2007	10.0000	10.2362	0

Oppenheimer Capital Appreciation Fund/VA	01	2007	16.1528	18.1418	229,460
Oppenheimer Capital Appreciation Fund/VA	01	2006	15.2052	16.1528	209,310
Oppenheimer Capital Appreciation Fund/VA	01	2005	14.6981	15.2052	194,205
Oppenheimer Capital Appreciation Fund/VA	01	2004	13.9752	14.6981	173,395
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.8397	13.9752	66,406
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.0000	10.8397	2,156

Oppenheimer Capital Appreciation Fund/VA	02	2007	16.0092	17.9438	191,164
Oppenheimer Capital Appreciation Fund/VA	02	2006	15.1006	16.0092	195,095
Oppenheimer Capital Appreciation Fund/VA	02	2005	14.6265	15.1006	175,692
Oppenheimer Capital Appreciation Fund/VA	02	2004	13.9354	14.6265	154,529
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.8308	13.9354	87,266
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.0000	10.8308	837

Oppenheimer Capital Appreciation Fund/VA	03	2007	15.9734	17.8947	4,499
Oppenheimer Capital Appreciation Fund/VA	03	2006	15.0745	15.9734	6,585
Oppenheimer Capital Appreciation Fund/VA	03	2005	14.6086	15.0745	8,136
Oppenheimer Capital Appreciation Fund/VA	03	2004	13.9255	14.6086	5,421
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.8286	13.9255	1,783
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.0000	10.8286	0

Oppenheimer Capital Appreciation Fund/VA	04	2007	15.8665	17.7477	236,907
Oppenheimer Capital Appreciation Fund/VA	04	2006	14.9964	15.8665	249,870
Oppenheimer Capital Appreciation Fund/VA	04	2005	14.5550	14.9964	216,339
Oppenheimer Capital Appreciation Fund/VA	04	2004	13.8957	14.5550	212,271
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.8219	13.8957	161,182
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.0000	10.8219	1,526

Oppenheimer Capital Appreciation Fund/VA	05	2007	15.8311	17.6990	2,747
Oppenheimer Capital Appreciation Fund/VA	05	2006	14.9705	15.8311	2,715
Oppenheimer Capital Appreciation Fund/VA	05	2005	14.5373	14.9705	2,703
Oppenheimer Capital Appreciation Fund/VA	05	2004	13.8858	14.5373	1,801
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.8197	13.8858	1,780
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.0000	10.8197	0

Oppenheimer Capital Appreciation Fund/VA	06	2007	15.7249	17.5533	29,665
Oppenheimer Capital Appreciation Fund/VA	06	2006	14.8928	15.7249	36,223
Oppenheimer Capital Appreciation Fund/VA	06	2005	14.4838	14.8928	40,714
Oppenheimer Capital Appreciation Fund/VA	06	2004	13.8560	14.4838	38,391
Oppenheimer Capital Appreciation Fund/VA	06	2003	10.8129	13.8560	34,450
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.0000	10.8129	0

Oppenheimer Capital Appreciation Fund/VA	07	2007	13.4589	15.0160	22,619
Oppenheimer Capital Appreciation Fund/VA	07	2006	12.7532	13.4589	29,242
Oppenheimer Capital Appreciation Fund/VA	07	2005	12.4093	12.7532	33,077
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.8774	12.4093	33,684
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.0000	11.8774	43,623

Oppenheimer Capital Appreciation Fund/VA	08	2007	13.3592	14.8743	2,307
Oppenheimer Capital Appreciation Fund/VA	08	2006	12.6846	13.3592	3,135
Oppenheimer Capital Appreciation Fund/VA	08	2005	12.3678	12.6846	3,284
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.8620	12.3678	3,964
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.0000	11.8620	4,044

Oppenheimer Global Securities Fund	01	2007	16.0296	16.7736	303,118
Oppenheimer Global Securities Fund	01	2006	13.8444	16.0296	174,355
Oppenheimer Global Securities Fund	01	2005	12.3035	13.8444	56,351
Oppenheimer Global Securities Fund	01	2004	10.4916	12.3035	33,914
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4916	0

Oppenheimer Global Securities Fund	02	2007	15.9304	16.6358	140,343
Oppenheimer Global Securities Fund	02	2006	13.7867	15.9304	109,917
Oppenheimer Global Securities Fund	02	2005	12.2769	13.7867	36,013
Oppenheimer Global Securities Fund	02	2004	10.4903	12.2769	16,550
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4903	0

Oppenheimer Global Securities Fund	03	2007	15.9057	16.6015	8,603
Oppenheimer Global Securities Fund	03	2006	13.7722	15.9057	7,574
Oppenheimer Global Securities Fund	03	2005	12.2703	13.7722	73
Oppenheimer Global Securities Fund	03	2004	10.4900	12.2703	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4900	0

Oppenheimer Global Securities Fund	04	2007	15.8317	16.4989	188,483
Oppenheimer Global Securities Fund	04	2006	13.7290	15.8317	123,234
Oppenheimer Global Securities Fund	04	2005	12.2504	13.7290	70,656
Oppenheimer Global Securities Fund	04	2004	10.4890	12.2504	53,593
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4890	0

Oppenheimer Global Securities Fund	05	2007	15.8071	16.4649	624
Oppenheimer Global Securities Fund	05	2006	13.7146	15.8071	625
Oppenheimer Global Securities Fund	05	2005	12.2438	13.7146	642
Oppenheimer Global Securities Fund	05	2004	10.4886	12.2438	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4886	0

Oppenheimer Global Securities Fund	06	2007	15.7333	16.3629	45,442
Oppenheimer Global Securities Fund	06	2006	13.6715	15.7333	40,241
Oppenheimer Global Securities Fund	06	2005	12.2238	13.6715	32,459
Oppenheimer Global Securities Fund	06	2004	10.4876	12.2238	6,196
Oppenheimer Global Securities Fund	06	2003	10.0000	10.4876	0

Oppenheimer Global Securities Fund	07	2007	15.7088	16.3290	333
Oppenheimer Global Securities Fund	07	2006	13.6571	15.7088	0
Oppenheimer Global Securities Fund	07	2005	12.2172	13.6571	0
Oppenheimer Global Securities Fund	07	2004	10.4873	12.2172	0
Oppenheimer Global Securities Fund	07	2003	10.0000	10.4873	0

Oppenheimer Global Securities Fund	08	2007	15.6109	16.1939	0
Oppenheimer Global Securities Fund	08	2006	13.5996	15.6109	0
Oppenheimer Global Securities Fund	08	2005	12.1906	13.5996	0
Oppenheimer Global Securities Fund	08	2004	10.4859	12.1906	0
Oppenheimer Global Securities Fund	08	2003	10.0000	10.4859	0

Oppenheimer Main St. Fund/VA	01	2007	16.1003	16.5411	5,376,652
Oppenheimer Main St. Fund/VA	01	2006	14.2212	16.1003	3,696,473
Oppenheimer Main St. Fund/VA	01	2005	13.6326	14.2212	1,956,570
Oppenheimer Main St. Fund/VA	01	2004	12.6617	13.6326	725,813
Oppenheimer Main St. Fund/VA	01	2003	10.1511	12.6617	56,196
Oppenheimer Main St. Fund/VA	01	2002	10.0000	10.1511	1,243

Oppenheimer Main St. Fund/VA	02	2007	15.9571	16.3606	2,547,024
Oppenheimer Main St. Fund/VA	02	2006	14.1233	15.9571	1,983,596
Oppenheimer Main St. Fund/VA	02	2005	13.5662	14.1233	1,119,136
Oppenheimer Main St. Fund/VA	02	2004	12.6257	13.5662	462,516
Oppenheimer Main St. Fund/VA	02	2003	10.1428	12.6257	77,943
Oppenheimer Main St. Fund/VA	02	2002	10.0000	10.1428	479

Oppenheimer Main St. Fund/VA	03	2007	15.9215	16.3157	237,683
Oppenheimer Main St. Fund/VA	03	2006	14.0989	15.9215	194,143
Oppenheimer Main St. Fund/VA	03	2005	13.5496	14.0989	157,532
Oppenheimer Main St. Fund/VA	03	2004	12.6167	13.5496	91,789
Oppenheimer Main St. Fund/VA	03	2003	10.1407	12.6167	9,685
Oppenheimer Main St. Fund/VA	03	2002	10.0000	10.1407	9,659

Oppenheimer Main St. Fund/VA	04	2007	15.8150	16.1817	1,628,424
Oppenheimer Main St. Fund/VA	04	2006	14.0259	15.8150	1,526,522
Oppenheimer Main St. Fund/VA	04	2005	13.5000	14.0259	1,219,978
Oppenheimer Main St. Fund/VA	04	2004	12.5897	13.5000	898,322
Oppenheimer Main St. Fund/VA	04	2003	10.1344	12.5897	53,950
Oppenheimer Main St. Fund/VA	04	2002	10.0000	10.1344	289

Oppenheimer Main St. Fund/VA	05	2007	15.7797	16.1374	53,749
Oppenheimer Main St. Fund/VA	05	2006	14.0017	15.7797	58,224
Oppenheimer Main St. Fund/VA	05	2005	13.4835	14.0017	22,063
Oppenheimer Main St. Fund/VA	05	2004	12.5807	13.4835	5,268
Oppenheimer Main St. Fund/VA	05	2003	10.1323	12.5807	0
Oppenheimer Main St. Fund/VA	05	2002	10.0000	10.1323	0

Oppenheimer Main St. Fund/VA	06	2007	15.6738	16.0045	137,614
Oppenheimer Main St. Fund/VA	06	2006	13.9290	15.6738	127,303
Oppenheimer Main St. Fund/VA	06	2005	13.4339	13.9290	128,133
Oppenheimer Main St. Fund/VA	06	2004	12.5537	13.4339	78,360
Oppenheimer Main St. Fund/VA	06	2003	10.1261	12.5537	14,798
Oppenheimer Main St. Fund/VA	06	2002	10.0000	10.1261	0

Oppenheimer Main St. Fund/VA	07	2007	14.5819	14.8819	150,601
Oppenheimer Main St. Fund/VA	07	2006	12.9652	14.5819	158,946
Oppenheimer Main St. Fund/VA	07	2005	12.5108	12.9652	172,396
Oppenheimer Main St. Fund/VA	07	2004	11.6970	12.5108	192,804
Oppenheimer Main St. Fund/VA	07	2003	10.0000	11.6970	0

Oppenheimer Main St. Fund/VA	08	2007	14.4740	14.7414	6,766
Oppenheimer Main St. Fund/VA	08	2006	12.8955	14.4740	6,713
Oppenheimer Main St. Fund/VA	08	2005	12.4689	12.8955	7,148
Oppenheimer Main St. Fund/VA	08	2004	11.6818	12.4689	7,645
Oppenheimer Main St. Fund/VA	08	2003	10.0000	11.6818	0

Oppenheimer Main St. Small Cap Fund/VA	01	2007	20.7493	20.1827	73,680
Oppenheimer Main St. Small Cap Fund/VA	01	2006	18.3436	20.7493	67,800
Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.9475	18.3436	40,980
Oppenheimer Main St. Small Cap Fund/VA	01	2004	14.4152	16.9475	31,118
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.1303	14.4152	10,230
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.0000	10.1303	720

Oppenheimer Main St. Small Cap Fund/VA	02	2007	20.5648	19.9625	105,917
Oppenheimer Main St. Small Cap Fund/VA	02	2006	18.2174	20.5648	108,919
Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.8649	18.2174	69,957
Oppenheimer Main St. Small Cap Fund/VA	02	2004	14.3742	16.8649	70,464
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.1220	14.3742	28,106
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.0000	10.1220	906

Oppenheimer Main St. Small Cap Fund/VA	03	2007	20.5189	19.9078	5,158
Oppenheimer Main St. Small Cap Fund/VA	03	2006	18.1860	20.5189	4,647
Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.8444	18.1860	1,257
Oppenheimer Main St. Small Cap Fund/VA	03	2004	14.3639	16.8444	56
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.1199	14.3639	22
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.0000	10.1199	0

Oppenheimer Main St. Small Cap Fund/VA	04	2007	20.3817	19.7443	67,327
Oppenheimer Main St. Small Cap Fund/VA	04	2006	18.0918	20.3817	69,561
Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.7826	18.0918	51,426
Oppenheimer Main St. Small Cap Fund/VA	04	2004	14.3332	16.7826	41,293
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.1136	14.3332	24,300
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.0000	10.1136	714

Oppenheimer Main St. Small Cap Fund/VA	05	2007	20.3362	19.6902	699
Oppenheimer Main St. Small Cap Fund/VA	05	2006	18.0606	20.3362	985
Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.7622	18.0606	987
Oppenheimer Main St. Small Cap Fund/VA	05	2004	14.3230	16.7622	898
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.1115	14.3230	908
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.0000	10.1115	0

Oppenheimer Main St. Small Cap Fund/VA	06	2007	20.1998	19.5281	13,629
Oppenheimer Main St. Small Cap Fund/VA	06	2006	17.9669	20.1998	16,244
Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.7006	17.9669	15,019
Oppenheimer Main St. Small Cap Fund/VA	06	2004	14.2923	16.7006	5,066
Oppenheimer Main St. Small Cap Fund/VA	06	2003	10.1053	14.2923	3,441
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.0000	10.1053	0

Oppenheimer Main St. Small Cap Fund/VA	07	2007	18.5015	17.8770	214
Oppenheimer Main St. Small Cap Fund/VA	07	2006	16.4646	18.5015	215
Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.3121	16.4646	215
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.1107	15.3121	0
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.0000	13.1107	0

Oppenheimer Main St. Small Cap Fund/VA	08	2007	18.3646	17.7083	0
Oppenheimer Main St. Small Cap Fund/VA	08	2006	16.3762	18.3646	0
Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.2608	16.3762	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.0936	15.2608	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.0000	13.0936	0

PIMCO Emerging Markets Bond Portfolio	01	2007	19.6898	20.5533	42,161
PIMCO Emerging Markets Bond Portfolio	01	2006	18.2643	19.6898	25,055
PIMCO Emerging Markets Bond Portfolio	01	2005	16.7114	18.2643	17,828
PIMCO Emerging Markets Bond Portfolio	01	2004	15.1091	16.7114	6,436
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	15.1091	0

PIMCO Emerging Markets Bond Portfolio	02	2007	19.5208	20.3354	21,350
PIMCO Emerging Markets Bond Portfolio	02	2006	18.1442	19.5208	14,798
PIMCO Emerging Markets Bond Portfolio	02	2005	16.6352	18.1442	11,229
PIMCO Emerging Markets Bond Portfolio	02	2004	15.0708	16.6352	2,387
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	15.0708	0

PIMCO Emerging Markets Bond Portfolio	03	2007	19.4787	20.2813	0
PIMCO Emerging Markets Bond Portfolio	03	2006	18.1143	19.4787	533
PIMCO Emerging Markets Bond Portfolio	03	2005	16.6162	18.1143	1,186
PIMCO Emerging Markets Bond Portfolio	03	2004	15.0612	16.6162	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	15.0612	0

PIMCO Emerging Markets Bond Portfolio	04	2007	19.3529	20.1194	19,061
PIMCO Emerging Markets Bond Portfolio	04	2006	18.0247	19.3529	14,536
PIMCO Emerging Markets Bond Portfolio	04	2005	16.5592	18.0247	12,935
PIMCO Emerging Markets Bond Portfolio	04	2004	15.0325	16.5592	5,076
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	15.0325	0

PIMCO Emerging Markets Bond Portfolio	05	2007	19.3113	20.0658	163
PIMCO Emerging Markets Bond Portfolio	05	2006	17.9950	19.3113	164
PIMCO Emerging Markets Bond Portfolio	05	2005	16.5403	17.9950	119
PIMCO Emerging Markets Bond Portfolio	05	2004	15.0230	16.5403	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	15.0230	0

PIMCO Emerging Markets Bond Portfolio	06	2007	19.1862	19.9053	8,619
PIMCO Emerging Markets Bond Portfolio	06	2006	17.9058	19.1862	7,107
PIMCO Emerging Markets Bond Portfolio	06	2005	16.4833	17.9058	7,263
PIMCO Emerging Markets Bond Portfolio	06	2004	14.9943	16.4833	3,658
PIMCO Emerging Markets Bond Portfolio	06	2003	10.0000	14.9943	0

PIMCO Emerging Markets Bond Portfolio	07	2007	13.5983	14.1007	256
PIMCO Emerging Markets Bond Portfolio	07	2006	12.6972	13.5983	257
PIMCO Emerging Markets Bond Portfolio	07	2005	11.6945	12.6972	258
PIMCO Emerging Markets Bond Portfolio	07	2004	10.6435	11.6945	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.0000	10.6435	0

PIMCO Emerging Markets Bond Portfolio	08	2007	13.4976	13.9676	0
PIMCO Emerging Markets Bond Portfolio	08	2006	12.6289	13.4976	0
PIMCO Emerging Markets Bond Portfolio	08	2005	11.6554	12.6289	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.6296	11.6554	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.0000	10.6296	0

PIMCO Low Duration Portfolio	01	2007	10.2798	10.8882	9,888,937
PIMCO Low Duration Portfolio	01	2006	10.0215	10.2798	5,331,571
PIMCO Low Duration Portfolio	01	2005	10.0564	10.0215	2,464,311
PIMCO Low Duration Portfolio	01	2004	10.0092	10.0564	937,912
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0092	0

PIMCO Low Duration Portfolio	02	2007	10.2162	10.7988	4,484,161
PIMCO Low Duration Portfolio	02	2006	9.9796	10.2162	2,970,626
PIMCO Low Duration Portfolio	02	2005	10.0346	9.9796	1,571,202
PIMCO Low Duration Portfolio	02	2004	10.0079	10.0346	585,060
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0079	0

PIMCO Low Duration Portfolio	03	2007	10.2004	10.7765	361,355
PIMCO Low Duration Portfolio	03	2006	9.9692	10.2004	241,116
PIMCO Low Duration Portfolio	03	2005	10.0292	9.9692	164,857
PIMCO Low Duration Portfolio	03	2004	10.0076	10.0292	78,149
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0076	0

PIMCO Low Duration Portfolio	04	2007	10.1528	10.7099	2,610,914
PIMCO Low Duration Portfolio	04	2006	9.9379	10.1528	2,129,602
PIMCO Low Duration Portfolio	04	2005	10.0129	9.9379	1,415,401
PIMCO Low Duration Portfolio	04	2004	10.0066	10.0129	1,076,642
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0066	0

PIMCO Low Duration Portfolio	05	2007	10.1371	10.6878	85,229
PIMCO Low Duration Portfolio	05	2006	9.9275	10.1371	82,168
PIMCO Low Duration Portfolio	05	2005	10.0075	9.9275	28,528
PIMCO Low Duration Portfolio	05	2004	10.0063	10.0075	6,459
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0063	0

PIMCO Low Duration Portfolio	06	2007	10.0897	10.6216	213,788
PIMCO Low Duration Portfolio	06	2006	9.8962	10.0897	204,351
PIMCO Low Duration Portfolio	06	2005	9.9912	9.8962	134,562
PIMCO Low Duration Portfolio	06	2004	10.0054	9.9912	97,495
PIMCO Low Duration Portfolio	06	2003	10.0000	10.0054	0

PIMCO Low Duration Portfolio	07	2007	10.0740	10.5995	222,239
PIMCO Low Duration Portfolio	07	2006	9.8858	10.0740	235,761
PIMCO Low Duration Portfolio	07	2005	9.9858	9.8858	228,474
PIMCO Low Duration Portfolio	07	2004	10.0050	9.9858	245,436
PIMCO Low Duration Portfolio	07	2003	10.0000	10.0050	0

PIMCO Low Duration Portfolio	08	2007	10.0111	10.5118	10,266
PIMCO Low Duration Portfolio	08	2006	9.8442	10.0111	11,320
PIMCO Low Duration Portfolio	08	2005	9.9640	9.8442	10,658
PIMCO Low Duration Portfolio	08	2004	10.0037	9.9640	11,313
PIMCO Low Duration Portfolio	08	2003	10.0000	10.0037	0

PIMCO Real Return Portfolio	01	2007	12.1816	13.2982	380,551
PIMCO Real Return Portfolio	01	2006	12.2602	12.1816	227,779
PIMCO Real Return Portfolio	01	2005	12.1721	12.2602	138,070
PIMCO Real Return Portfolio	01	2004	11.3287	12.1721	81,890
PIMCO Real Return Portfolio	01	2003	10.5497	11.3287	49,281
PIMCO Real Return Portfolio	01	2002	10.0000	10.5497	1,999

PIMCO Real Return Portfolio	02	2007	12.0732	13.1530	264,363
PIMCO Real Return Portfolio	02	2006	12.1757	12.0732	211,966
PIMCO Real Return Portfolio	02	2005	12.1128	12.1757	183,010
PIMCO Real Return Portfolio	02	2004	11.2965	12.1128	152,598
PIMCO Real Return Portfolio	02	2003	10.5410	11.2965	83,685
PIMCO Real Return Portfolio	02	2002	10.0000	10.5410	0

PIMCO Real Return Portfolio	03	2007	12.0463	13.1170	15,264
PIMCO Real Return Portfolio	03	2006	12.1547	12.0463	9,753
PIMCO Real Return Portfolio	03	2005	12.0980	12.1547	4,245
PIMCO Real Return Portfolio	03	2004	11.2884	12.0980	70
PIMCO Real Return Portfolio	03	2003	10.5388	11.2884	27
PIMCO Real Return Portfolio	03	2002	10.0000	10.5388	0

PIMCO Real Return Portfolio	04	2007	11.9656	13.0092	164,269
PIMCO Real Return Portfolio	04	2006	12.0917	11.9656	136,156
PIMCO Real Return Portfolio	04	2005	12.0536	12.0917	131,411
PIMCO Real Return Portfolio	04	2004	11.2642	12.0536	102,967
PIMCO Real Return Portfolio	04	2003	10.5323	11.2642	123,264
PIMCO Real Return Portfolio	04	2002	10.0000	10.5323	8,184

PIMCO Real Return Portfolio	05	2007	11.9389	12.9736	3,469
PIMCO Real Return Portfolio	05	2006	12.0708	11.9389	5,380
PIMCO Real Return Portfolio	05	2005	12.0389	12.0708	3,718
PIMCO Real Return Portfolio	05	2004	11.2562	12.0389	1,612
PIMCO Real Return Portfolio	05	2003	10.5301	11.2562	1,545
PIMCO Real Return Portfolio	05	2002	10.0000	10.5301	0

PIMCO Real Return Portfolio	06	2007	11.8588	12.8667	946
PIMCO Real Return Portfolio	06	2006	12.0081	11.8588	6,588
PIMCO Real Return Portfolio	06	2005	11.9947	12.0081	6,286
PIMCO Real Return Portfolio	06	2004	11.2320	11.9947	7,731
PIMCO Real Return Portfolio	06	2003	10.5236	11.2320	6,737
PIMCO Real Return Portfolio	06	2002	10.0000	10.5236	0

PIMCO Real Return Portfolio	07	2007	10.7390	11.6458	13,896
PIMCO Real Return Portfolio	07	2006	10.8798	10.7390	1,466
PIMCO Real Return Portfolio	07	2005	10.8731	10.8798	82
PIMCO Real Return Portfolio	07	2004	10.1871	10.8731	0
PIMCO Real Return Portfolio	07	2003	10.0000	10.1871	0

PIMCO Real Return Portfolio	08	2007	10.6595	11.5358	0
PIMCO Real Return Portfolio	08	2006	10.8213	10.6595	0
PIMCO Real Return Portfolio	08	2005	10.8367	10.8213	0
PIMCO Real Return Portfolio	08	2004	10.1738	10.8367	0
PIMCO Real Return Portfolio	08	2003	10.0000	10.1738	0

PIMCO Total Return Portfolio	01	2007	11.5441	12.3852	2,317,748
PIMCO Total Return Portfolio	01	2006	11.2677	11.5441	462,724
PIMCO Total Return Portfolio	01	2005	11.1480	11.2677	340,572
PIMCO Total Return Portfolio	01	2004	10.7739	11.1480	293,934
PIMCO Total Return Portfolio	01	2003	10.3969	10.7739	164,307
PIMCO Total Return Portfolio	01	2002	10.0000	10.3969	16,499

PIMCO Total Return Portfolio	02	2007	11.4414	12.2500	1,168,698
PIMCO Total Return Portfolio	02	2006	11.1901	11.4414	496,998
PIMCO Total Return Portfolio	02	2005	11.0936	11.1901	400,256
PIMCO Total Return Portfolio	02	2004	10.7432	11.0936	345,067
PIMCO Total Return Portfolio	02	2003	10.3883	10.7432	218,300
PIMCO Total Return Portfolio	02	2002	10.0000	10.3883	4,432

PIMCO Total Return Portfolio	03	2007	11.4159	12.2164	64,697
PIMCO Total Return Portfolio	03	2006	11.1708	11.4159	18,422
PIMCO Total Return Portfolio	03	2005	11.0801	11.1708	12,933
PIMCO Total Return Portfolio	03	2004	10.7356	11.0801	12,530
PIMCO Total Return Portfolio	03	2003	10.3862	10.7356	2,224
PIMCO Total Return Portfolio	03	2002	10.0000	10.3862	0

PIMCO Total Return Portfolio	04	2007	11.3395	12.1160	676,605
PIMCO Total Return Portfolio	04	2006	11.1129	11.3395	470,487
PIMCO Total Return Portfolio	04	2005	11.0394	11.1129	419,983
PIMCO Total Return Portfolio	04	2004	10.7126	11.0394	375,047
PIMCO Total Return Portfolio	04	2003	10.3798	10.7126	371,835
PIMCO Total Return Portfolio	04	2002	10.0000	10.3798	37,233

PIMCO Total Return Portfolio	05	2007	11.3142	12.0828	14,462
PIMCO Total Return Portfolio	05	2006	11.0937	11.3142	6,163
PIMCO Total Return Portfolio	05	2005	11.0260	11.0937	3,862
PIMCO Total Return Portfolio	05	2004	10.7050	11.0260	660
PIMCO Total Return Portfolio	05	2003	10.3776	10.7050	650
PIMCO Total Return Portfolio	05	2002	10.0000	10.3776	0

PIMCO Total Return Portfolio	06	2007	11.2382	11.9833	69,809
PIMCO Total Return Portfolio	06	2006	11.0360	11.2382	78,046
PIMCO Total Return Portfolio	06	2005	10.9854	11.0360	114,056
PIMCO Total Return Portfolio	06	2004	10.6820	10.9854	84,624
PIMCO Total Return Portfolio	06	2003	10.3712	10.6820	75,691
PIMCO Total Return Portfolio	06	2002	10.0000	10.3712	0

PIMCO Total Return Portfolio	07	2007	10.4931	11.1831	33,804
PIMCO Total Return Portfolio	07	2006	10.3096	10.4931	37,611
PIMCO Total Return Portfolio	07	2005	10.2675	10.3096	38,619
PIMCO Total Return Portfolio	07	2004	9.9890	10.2675	37,692
PIMCO Total Return Portfolio	07	2003	10.0000	9.9890	49,422

PIMCO Total Return Portfolio	08	2007	10.4154	11.0775	3,421
PIMCO Total Return Portfolio	08	2006	10.2542	10.4154	4,032
PIMCO Total Return Portfolio	08	2005	10.2331	10.2542	3,835
PIMCO Total Return Portfolio	08	2004	9.9760	10.2331	4,432
PIMCO Total Return Portfolio	08	2003	10.0000	9.9760	4,599

PIMCO VIT All Asset Portfolio	01	2007	10.5558	11.2796	6,695
PIMCO VIT All Asset Portfolio	01	2006	10.2235	10.5558	4,189
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2235	246

PIMCO VIT All Asset Portfolio	02	2007	10.5309	11.2301	2,432
PIMCO VIT All Asset Portfolio	02	2006	10.2201	10.5309	2,221
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2201	0

PIMCO VIT All Asset Portfolio	03	2007	10.5247	11.2178	0
PIMCO VIT All Asset Portfolio	03	2006	10.2193	10.5247	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2193	0

PIMCO VIT All Asset Portfolio	04	2007	10.5061	11.1808	8,778
PIMCO VIT All Asset Portfolio	04	2006	10.2167	10.5061	8,702
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2167	7,735

PIMCO VIT All Asset Portfolio	05	2007	10.4999	11.1685	0
PIMCO VIT All Asset Portfolio	05	2006	10.2159	10.4999	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2159	0

PIMCO VIT All Asset Portfolio	06	2007	10.4813	11.1315	1,514
PIMCO VIT All Asset Portfolio	06	2006	10.2133	10.4813	1,457
PIMCO VIT All Asset Portfolio	06	2005	10.0000	10.2133	0

PIMCO VIT All Asset Portfolio	07	2007	10.4750	11.1192	0
PIMCO VIT All Asset Portfolio	07	2006	10.2124	10.4750	0
PIMCO VIT All Asset Portfolio	07	2005	10.0000	10.2124	0

PIMCO VIT All Asset Portfolio	08	2007	10.4502	11.0701	0
PIMCO VIT All Asset Portfolio	08	2006	10.2090	10.4502	0
PIMCO VIT All Asset Portfolio	08	2005	10.0000	10.2090	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8482	11.9723	88,124
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.3019	9.8482	42,107
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.3019	5,314

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.8250	11.9197	34,689
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2984	9.8250	28,084
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2984	824

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.8192	11.9066	260
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2976	9.8192	291
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2976	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.8018	11.8673	20,859
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2950	9.8018	26,568
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2950	4,281

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7960	11.8542	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2941	9.7960	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2941	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2007	9.7787	11.8150	2,669
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2006	10.2916	9.7787	2,683
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2005	10.0000	10.2916	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2007	9.7728	11.8019	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2006	10.2907	9.7728	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2005	10.0000	10.2907	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2007	9.7497	11.7497	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2006	10.2872	9.7497	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2005	10.0000	10.2872	0

SC Davis Venture Value S Class	01	2007	10.0000	10.5978	238,987

SC Davis Venture Value S Class	02	2007	10.0000	10.5801	133,530

SC Davis Venture Value S Class	03	2007	10.0000	10.5756	0

SC Davis Venture Value S Class	04	2007	10.0000	10.5623	129,005

SC Davis Venture Value S Class	05	2007	10.0000	10.5579	0

SC Davis Venture Value S Class	06	2007	10.0000	10.5446	0

SC Davis Venture Value S Class	07	2007	10.0000	10.5402	1,597

SC Davis Venture Value S Class	08	2007	10.0000	10.5224	0

SC FI Large Cap Growth Fund	01	2007	9.8904	10.4178	18,610
SC FI Large Cap Growth Fund	01	2006	10.0000	9.8904	590

SC FI Large Cap Growth Fund	02	2007	9.8771	10.3825	30,222
SC FI Large Cap Growth Fund	02	2006	10.0000	9.8771	10,903

SC FI Large Cap Growth Fund	03	2007	9.8737	10.3737	0
SC FI Large Cap Growth Fund	03	2006	10.0000	9.8737	0

SC FI Large Cap Growth Fund	04	2007	9.8637	10.3474	5,250
SC FI Large Cap Growth Fund	04	2006	10.0000	9.8637	0

SC FI Large Cap Growth Fund	05	2007	9.8604	10.3386	0
SC FI Large Cap Growth Fund	05	2006	10.0000	9.8604	0

SC FI Large Cap Growth Fund	06	2007	9.8504	10.3122	0
SC FI Large Cap Growth Fund	06	2006	10.0000	9.8504	0

SC FI Large Cap Growth Fund	07	2007	9.8471	10.3034	0
SC FI Large Cap Growth Fund	07	2006	10.0000	9.8471	0

SC FI Large Cap Growth Fund	08	2007	9.8337	10.2683	0
SC FI Large Cap Growth Fund	08	2006	10.0000	9.8337	0

SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8369	1,330,068

SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.8205	484,939

SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.8163	24,398

SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.8040	152,037

SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7999	0

SC Oppenheimer Main Street Small Cap S Class	06	2007	10.0000	9.7875	632

SC Oppenheimer Main Street Small Cap S Class	07	2007	10.0000	9.7834	1,426

SC Oppenheimer Main Street Small Cap S Class	08	2007	10.0000	9.7669	131

Sun Capital All Cap S Class	01	2007	12.8953	11.9483	77,573
Sun Capital All Cap S Class	01	2006	10.9131	12.8953	29,795
Sun Capital All Cap S Class	01	2005	11.1711	10.9131	9,001
Sun Capital All Cap S Class	01	2004	10.0000	11.1711	10,659
Sun Capital All Cap S Class	01	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	02	2007	12.8194	11.8538	76,565
Sun Capital All Cap S Class	02	2006	10.8709	12.8194	56,172
Sun Capital All Cap S Class	02	2005	11.1505	10.8709	5,373
Sun Capital All Cap S Class	02	2004	10.0000	11.1505	4,032
Sun Capital All Cap S Class	02	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	03	2007	12.8006	11.8303	533
Sun Capital All Cap S Class	03	2006	10.8604	12.8006	0
Sun Capital All Cap S Class	03	2005	11.1453	10.8604	0
Sun Capital All Cap S Class	03	2004	10.0000	11.1453	0
Sun Capital All Cap S Class	03	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	04	2007	12.7439	11.7599	6,970
Sun Capital All Cap S Class	04	2006	10.8288	12.7439	4,767
Sun Capital All Cap S Class	04	2005	11.1298	10.8288	3,909
Sun Capital All Cap S Class	04	2004	10.0000	11.1298	461
Sun Capital All Cap S Class	04	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	05	2007	12.7251	11.7365	1,702
Sun Capital All Cap S Class	05	2006	10.8183	12.7251	1,742
Sun Capital All Cap S Class	05	2005	11.1247	10.8183	1,742
Sun Capital All Cap S Class	05	2004	10.0000	11.1247	0
Sun Capital All Cap S Class	05	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	06	2007	12.6687	11.6665	3,779
Sun Capital All Cap S Class	06	2006	10.7868	12.6687	6,959
Sun Capital All Cap S Class	06	2005	11.1091	10.7868	3,713
Sun Capital All Cap S Class	06	2004	10.0000	11.1091	791
Sun Capital All Cap S Class	06	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	07	2007	12.6499	11.6432	0
Sun Capital All Cap S Class	07	2006	10.7762	12.6499	0
Sun Capital All Cap S Class	07	2005	11.1040	10.7762	0
Sun Capital All Cap S Class	07	2004	10.0000	11.1040	0
Sun Capital All Cap S Class	07	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	08	2007	12.5750	11.5505	0
Sun Capital All Cap S Class	08	2006	10.7343	12.5750	0
Sun Capital All Cap S Class	08	2005	11.0833	10.7343	0
Sun Capital All Cap S Class	08	2004	10.0000	11.0833	0
Sun Capital All Cap S Class	08	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	01	2007	10.7962	11.0236	214,156
Sun Capital Investment Grade Bond S Class	01	2006	10.4082	10.7962	45,029
Sun Capital Investment Grade Bond S Class	01	2005	10.3705	10.4082	12,361
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3705	6,858
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2007	10.7327	10.9364	112,806
Sun Capital Investment Grade Bond S Class	02	2006	10.3680	10.7327	46,670
Sun Capital Investment Grade Bond S Class	02	2005	10.3513	10.3680	8,219
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3513	2,168
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2007	10.7169	10.9147	4,774
Sun Capital Investment Grade Bond S Class	03	2006	10.3579	10.7169	2,423
Sun Capital Investment Grade Bond S Class	03	2005	10.3465	10.3579	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3465	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2007	10.6695	10.8498	51,887
Sun Capital Investment Grade Bond S Class	04	2006	10.3278	10.6695	29,573
Sun Capital Investment Grade Bond S Class	04	2005	10.3321	10.3278	29,712
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.3321	8,435
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2007	10.6537	10.8283	0
Sun Capital Investment Grade Bond S Class	05	2006	10.3178	10.6537	0
Sun Capital Investment Grade Bond S Class	05	2005	10.3273	10.3178	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.3273	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	06	2007	10.6065	10.7637	0
Sun Capital Investment Grade Bond S Class	06	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	06	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	06	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	06	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	07	2007	10.5907	10.7422	0
Sun Capital Investment Grade Bond S Class	07	2006	10.2777	10.5907	0
Sun Capital Investment Grade Bond S Class	07	2005	10.3081	10.2777	0
Sun Capital Investment Grade Bond S Class	07	2004	10.0000	10.3081	0
Sun Capital Investment Grade Bond S Class	07	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	08	2007	10.5280	10.6566	0
Sun Capital Investment Grade Bond S Class	08	2006	10.2376	10.5280	0
Sun Capital Investment Grade Bond S Class	08	2005	10.2889	10.2376	0
Sun Capital Investment Grade Bond S Class	08	2004	10.0000	10.2889	0
Sun Capital Investment Grade Bond S Class	08	2003	10.0000	10.0000	0

Sun Capital Money Market S Class	01	2007	10.3820	10.7137	9,988
Sun Capital Money Market S Class	01	2006	10.0861	10.3820	7,240
Sun Capital Money Market S Class	01	2005	10.0000	10.0861	6,096

Sun Capital Money Market S Class	02	2007	10.3447	10.6534	1,535
Sun Capital Money Market S Class	02	2006	10.0702	10.3447	960
Sun Capital Money Market S Class	02	2005	10.0000	10.0702	0

Sun Capital Money Market S Class	03	2007	10.3354	10.6384	2,761
Sun Capital Money Market S Class	03	2006	10.0662	10.3354	2,722
Sun Capital Money Market S Class	03	2005	10.0000	10.0662	1,030

Sun Capital Money Market S Class	04	2007	10.3074	10.5933	1,763
Sun Capital Money Market S Class	04	2006	10.0543	10.3074	1,783
Sun Capital Money Market S Class	04	2005	10.0000	10.0543	0

Sun Capital Money Market S Class	05	2007	10.2981	10.5784	0
Sun Capital Money Market S Class	05	2006	10.0503	10.2981	0
Sun Capital Money Market S Class	05	2005	10.0000	10.0503	0

Sun Capital Money Market S Class	06	2007	10.2702	10.5335	0
Sun Capital Money Market S Class	06	2006	10.0384	10.2702	0
Sun Capital Money Market S Class	06	2005	10.0000	10.0384	0

Sun Capital Money Market S Class	07	2007	10.2609	10.5186	0
Sun Capital Money Market S Class	07	2006	10.0344	10.2609	0
Sun Capital Money Market S Class	07	2005	10.0000	10.0344	0

Sun Capital Money Market S Class	08	2007	10.2237	10.4589	0
Sun Capital Money Market S Class	08	2006	10.0184	10.2237	0
Sun Capital Money Market S Class	08	2005	10.0000	10.0184	0

Sun Capital Real Estate Fund	01	2007	26.4012	22.6226	42,275
Sun Capital Real Estate Fund	01	2006	19.2576	26.4012	38,527
Sun Capital Real Estate Fund	01	2005	17.7992	19.2576	60,040
Sun Capital Real Estate Fund	01	2004	13.5339	17.7992	61,081
Sun Capital Real Estate Fund	01	2003	10.0914	13.5339	44,914
Sun Capital Real Estate Fund	01	2002	10.0000	10.0914	723

Sun Capital Real Estate Fund	02	2007	26.1665	22.3758	55,067
Sun Capital Real Estate Fund	02	2006	19.1250	26.1665	53,596
Sun Capital Real Estate Fund	02	2005	17.7124	19.1250	63,001
Sun Capital Real Estate Fund	02	2004	13.4954	17.7124	66,310
Sun Capital Real Estate Fund	02	2003	10.0831	13.4954	51,696
Sun Capital Real Estate Fund	02	2002	10.0000	10.0831	57

Sun Capital Real Estate Fund	03	2007	26.1082	22.3145	4,680
Sun Capital Real Estate Fund	03	2006	19.0921	26.1082	3,670
Sun Capital Real Estate Fund	03	2005	17.6908	19.0921	4,940
Sun Capital Real Estate Fund	03	2004	13.4858	17.6908	5,141
Sun Capital Real Estate Fund	03	2003	10.0810	13.4858	946
Sun Capital Real Estate Fund	03	2002	10.0000	10.0810	0

Sun Capital Real Estate Fund	04	2007	25.9335	22.1312	72,838
Sun Capital Real Estate Fund	04	2006	18.9932	25.9335	67,123
Sun Capital Real Estate Fund	04	2005	17.6260	18.9932	89,097
Sun Capital Real Estate Fund	04	2004	13.4569	17.6260	107,272
Sun Capital Real Estate Fund	04	2003	10.0748	13.4569	106,542
Sun Capital Real Estate Fund	04	2002	10.0000	10.0748	3,381

Sun Capital Real Estate Fund	05	2007	25.8757	22.0706	216
Sun Capital Real Estate Fund	05	2006	18.9604	25.8757	633
Sun Capital Real Estate Fund	05	2005	17.6045	18.9604	759
Sun Capital Real Estate Fund	05	2004	13.4473	17.6045	791
Sun Capital Real Estate Fund	05	2003	10.0727	13.4473	914
Sun Capital Real Estate Fund	05	2002	10.0000	10.0727	0

Sun Capital Real Estate Fund	06	2007	25.7022	21.8889	7,365
Sun Capital Real Estate Fund	06	2006	18.8620	25.7022	9,234
Sun Capital Real Estate Fund	06	2005	17.5398	18.8620	27,035
Sun Capital Real Estate Fund	06	2004	13.4185	17.5398	24,749
Sun Capital Real Estate Fund	06	2003	10.0664	13.4185	27,121
Sun Capital Real Estate Fund	06	2002	10.0000	10.0664	0

Sun Capital Real Estate Fund	07	2007	23.2955	19.8290	14,357
Sun Capital Real Estate Fund	07	2006	17.1045	23.2955	17,291
Sun Capital Real Estate Fund	07	2005	15.9136	17.1045	19,530
Sun Capital Real Estate Fund	07	2004	12.1806	15.9136	22,881
Sun Capital Real Estate Fund	07	2003	10.0000	12.1806	21,278

Sun Capital Real Estate Fund	08	2007	23.1232	19.6419	1,215
Sun Capital Real Estate Fund	08	2006	17.0126	23.1232	1,145
Sun Capital Real Estate Fund	08	2005	15.8604	17.0126	1,538
Sun Capital Real Estate Fund	08	2004	12.1648	15.8604	1,927
Sun Capital Real Estate Fund	08	2003	10.0000	12.1648	1,969

Sun Capital Real Estate Fund S Class	01	2007	18.3844	15.7162	1,295,953
Sun Capital Real Estate Fund S Class	01	2006	13.4409	18.3844	649,491
Sun Capital Real Estate Fund S Class	01	2005	12.4576	13.4409	392,041
Sun Capital Real Estate Fund S Class	01	2004	10.0000	12.4576	140,564
Sun Capital Real Estate Fund S Class	01	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	02	2007	18.2763	15.5920	558,783
Sun Capital Real Estate Fund S Class	02	2006	13.3890	18.2763	337,414
Sun Capital Real Estate Fund S Class	02	2005	12.4346	13.3890	199,856
Sun Capital Real Estate Fund S Class	02	2004	10.0000	12.4346	58,334
Sun Capital Real Estate Fund S Class	02	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	03	2007	18.2494	15.5611	51,648
Sun Capital Real Estate Fund S Class	03	2006	13.3760	18.2494	38,697
Sun Capital Real Estate Fund S Class	03	2005	12.4289	13.3760	28,933
Sun Capital Real Estate Fund S Class	03	2004	10.0000	12.4289	16,443
Sun Capital Real Estate Fund S Class	03	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	04	2007	18.1687	15.4685	365,450
Sun Capital Real Estate Fund S Class	04	2006	13.3371	18.1687	316,024
Sun Capital Real Estate Fund S Class	04	2005	12.4116	13.3371	273,030
Sun Capital Real Estate Fund S Class	04	2004	10.0000	12.4116	199,136
Sun Capital Real Estate Fund S Class	04	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	05	2007	18.1419	15.4378	9,507
Sun Capital Real Estate Fund S Class	05	2006	13.3242	18.1419	9,661
Sun Capital Real Estate Fund S Class	05	2005	12.4058	13.3242	4,859
Sun Capital Real Estate Fund S Class	05	2004	10.0000	12.4058	1,074
Sun Capital Real Estate Fund S Class	05	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	06	2007	18.0614	15.3457	43,191
Sun Capital Real Estate Fund S Class	06	2006	13.2853	18.0614	36,492
Sun Capital Real Estate Fund S Class	06	2005	12.3885	13.2853	35,999
Sun Capital Real Estate Fund S Class	06	2004	10.0000	12.3885	12,205
Sun Capital Real Estate Fund S Class	06	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	07	2007	18.0347	15.3151	16,408
Sun Capital Real Estate Fund S Class	07	2006	13.2724	18.0347	13,922
Sun Capital Real Estate Fund S Class	07	2005	12.3828	13.2724	18,319
Sun Capital Real Estate Fund S Class	07	2004	10.0000	12.3828	21,000
Sun Capital Real Estate Fund S Class	07	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	08	2007	17.9279	15.1932	529
Sun Capital Real Estate Fund S Class	08	2006	13.2207	17.9279	400
Sun Capital Real Estate Fund S Class	08	2005	12.3597	13.2207	523
Sun Capital Real Estate Fund S Class	08	2004	10.0000	12.3597	580
Sun Capital Real Estate Fund S Class	08	2003	10.0000	10.0000	0

Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1681	17.9989	541,256
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2121	14.1681	69,938
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2121	8,195

Templeton Developing Markets Securities Fund, Class 2	02	2007	14.1348	17.9199	221,386
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2083	14.1348	65,476
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2083	6,620

Templeton Developing Markets Securities Fund, Class 2	03	2007	14.1265	17.9003	11,995
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2074	14.1265	3,109
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2074	1,914

Templeton Developing Markets Securities Fund, Class 2	04	2007	14.1015	17.8412	86,307
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.2046	14.1015	3,149
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.2046	1,372

Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0932	17.8216	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.2037	14.0932	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.2037	0

Templeton Developing Markets Securities Fund, Class 2	06	2007	14.0682	17.7627	3,122
Templeton Developing Markets Securities Fund, Class 2	06	2006	11.2009	14.0682	3,067
Templeton Developing Markets Securities Fund, Class 2	06	2005	10.0000	11.2009	0

Templeton Developing Markets Securities Fund, Class 2	07	2007	14.0598	17.7430	476
Templeton Developing Markets Securities Fund, Class 2	07	2006	11.1999	14.0598	0
Templeton Developing Markets Securities Fund, Class 2	07	2005	10.0000	11.1999	0

Templeton Developing Markets Securities Fund, Class 2	08	2007	14.0265	17.6647	44
Templeton Developing Markets Securities Fund, Class 2	08	2006	11.1962	14.0265	0
Templeton Developing Markets Securities Fund, Class 2	08	2005	10.0000	11.1962	0

Templeton Foreign Securities Fund	01	2007	19.1200	21.7758	2,767,772
Templeton Foreign Securities Fund	01	2006	15.9585	19.1200	2,765,207
Templeton Foreign Securities Fund	01	2005	14.6832	15.9585	1,554,814
Templeton Foreign Securities Fund	01	2004	12.5578	14.6832	648,051
Templeton Foreign Securities Fund	01	2003	9.6281	12.5578	80,720
Templeton Foreign Securities Fund	01	2002	10.0000	9.6281	5,359

Templeton Foreign Securities Fund	02	2007	18.9499	21.5382	1,438,610
Templeton Foreign Securities Fund	02	2006	15.8486	18.9499	1,516,622
Templeton Foreign Securities Fund	02	2005	14.6116	15.8486	906,150
Templeton Foreign Securities Fund	02	2004	12.5221	14.6116	408,014
Templeton Foreign Securities Fund	02	2003	9.6201	12.5221	93,153
Templeton Foreign Securities Fund	02	2002	10.0000	9.6201	1,016

Templeton Foreign Securities Fund	03	2007	18.9077	21.4792	136,218
Templeton Foreign Securities Fund	03	2006	15.8213	18.9077	138,757
Templeton Foreign Securities Fund	03	2005	14.5938	15.8213	118,620
Templeton Foreign Securities Fund	03	2004	12.5131	14.5938	68,259
Templeton Foreign Securities Fund	03	2003	9.6181	12.5131	1,698
Templeton Foreign Securities Fund	03	2002	10.0000	9.6181	0

Templeton Foreign Securities Fund	04	2007	18.7812	21.3027	1,104,681
Templeton Foreign Securities Fund	04	2006	15.7393	18.7812	1,278,046
Templeton Foreign Securities Fund	04	2005	14.5403	15.7393	1,057,524
Templeton Foreign Securities Fund	04	2004	12.4863	14.5403	841,752
Templeton Foreign Securities Fund	04	2003	9.6122	12.4863	173,056
Templeton Foreign Securities Fund	04	2002	10.0000	9.6122	709

Templeton Foreign Securities Fund	05	2007	18.7393	21.2444	38,835
Templeton Foreign Securities Fund	05	2006	15.7122	18.7393	43,690
Templeton Foreign Securities Fund	05	2005	14.5225	15.7122	18,365
Templeton Foreign Securities Fund	05	2004	12.4774	14.5225	5,767
Templeton Foreign Securities Fund	05	2003	9.6102	12.4774	1,596
Templeton Foreign Securities Fund	05	2002	10.0000	9.6102	0

Templeton Foreign Securities Fund	06	2007	18.6135	21.0695	113,922
Templeton Foreign Securities Fund	06	2006	15.6306	18.6135	119,740
Templeton Foreign Securities Fund	06	2005	14.4692	15.6306	132,883
Templeton Foreign Securities Fund	06	2004	12.4507	14.4692	86,288
Templeton Foreign Securities Fund	06	2003	9.6042	12.4507	44,129
Templeton Foreign Securities Fund	06	2002	10.0000	9.6042	0

Templeton Foreign Securities Fund	07	2007	18.9399	21.4278	103,350
Templeton Foreign Securities Fund	07	2006	15.9127	18.9399	125,271
Templeton Foreign Securities Fund	07	2005	14.7378	15.9127	142,973
Templeton Foreign Securities Fund	07	2004	12.6883	14.7378	168,731
Templeton Foreign Securities Fund	07	2003	10.0000	12.6883	39,555

Templeton Foreign Securities Fund	08	2007	18.7997	21.2256	5,300
Templeton Foreign Securities Fund	08	2006	15.8272	18.7997	6,428
Templeton Foreign Securities Fund	08	2005	14.6885	15.8272	7,156
Templeton Foreign Securities Fund	08	2004	12.6718	14.6885	8,726
Templeton Foreign Securities Fund	08	2003	10.0000	12.6718	3,474

Templeton Growth Securities Fund Class 2	01	2007	20.3990	20.5944	230,762
Templeton Growth Securities Fund Class 2	01	2006	16.9753	20.3990	93,422
Templeton Growth Securities Fund Class 2	01	2005	15.8060	16.9753	39,074
Templeton Growth Securities Fund Class 2	01	2004	13.8097	15.8060	12,323
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.8097	0

Templeton Growth Securities Fund Class 2	02	2007	20.2240	20.3761	114,387
Templeton Growth Securities Fund Class 2	02	2006	16.8637	20.2240	77,167
Templeton Growth Securities Fund Class 2	02	2005	15.7339	16.8637	33,705
Templeton Growth Securities Fund Class 2	02	2004	13.7746	15.7339	19,339
Templeton Growth Securities Fund Class 2	02	2003	10.0000	13.7746	0

Templeton Growth Securities Fund Class 2	03	2007	20.1804	20.3218	5,773
Templeton Growth Securities Fund Class 2	03	2006	16.8359	20.1804	495
Templeton Growth Securities Fund Class 2	03	2005	15.7159	16.8359	0
Templeton Growth Securities Fund Class 2	03	2004	13.7659	15.7159	0
Templeton Growth Securities Fund Class 2	03	2003	10.0000	13.7659	0

Templeton Growth Securities Fund Class 2	04	2007	20.0501	20.1596	69,462
Templeton Growth Securities Fund Class 2	04	2006	16.7527	20.0501	60,588
Templeton Growth Securities Fund Class 2	04	2005	15.6620	16.7527	32,024
Templeton Growth Securities Fund Class 2	04	2004	13.7397	15.6620	10,688
Templeton Growth Securities Fund Class 2	04	2003	10.0000	13.7397	0

Templeton Growth Securities Fund Class 2	05	2007	20.0070	20.1060	2,689
Templeton Growth Securities Fund Class 2	05	2006	16.7251	20.0070	2,669
Templeton Growth Securities Fund Class 2	05	2005	15.6441	16.7251	2,424
Templeton Growth Securities Fund Class 2	05	2004	13.7310	15.6441	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	13.7310	0

Templeton Growth Securities Fund Class 2	06	2007	19.8774	19.9451	38,225
Templeton Growth Securities Fund Class 2	06	2006	16.6421	19.8774	39,385
Templeton Growth Securities Fund Class 2	06	2005	15.5903	16.6421	36,249
Templeton Growth Securities Fund Class 2	06	2004	13.7047	15.5903	934
Templeton Growth Securities Fund Class 2	06	2003	10.0000	13.7047	0

Templeton Growth Securities Fund Class 2	07	2007	18.1317	18.1841	0
Templeton Growth Securities Fund Class 2	07	2006	15.1883	18.1317	0
Templeton Growth Securities Fund Class 2	07	2005	14.2356	15.1883	0
Templeton Growth Securities Fund Class 2	07	2004	12.5203	14.2356	0
Templeton Growth Securities Fund Class 2	07	2003	10.0000	12.5203	0

Templeton Growth Securities Fund Class 2	08	2007	17.9975	18.0125	0
Templeton Growth Securities Fund Class 2	08	2006	15.1067	17.9975	0
Templeton Growth Securities Fund Class 2	08	2005	14.1880	15.1067	0
Templeton Growth Securities Fund Class 2	08	2004	12.5040	14.1880	0
Templeton Growth Securities Fund Class 2	08	2003	10.0000	12.5040	0

Van Kampen LIT Comstock II	01	2007	10.0000	9.9007	98,414

Van Kampen LIT Comstock II	02	2007	10.0000	9.8842	34,725

Van Kampen LIT Comstock II	03	2007	10.0000	9.8800	0

Van Kampen LIT Comstock II	04	2007	10.0000	9.8676	9,468

Van Kampen LIT Comstock II	05	2007	10.0000	9.8635	0

Van Kampen LIT Comstock II	06	2007	10.0000	9.8511	0

Van Kampen LIT Comstock II	07	2007	10.0000	9.8469	0

Van Kampen LIT Comstock II	08	2007	10.0000	9.8303	0

Wanger Select, Variable Series	01	2007	13.6344	14.7127	9,194
Wanger Select, Variable Series	01	2006	11.5457	13.6344	4,670
Wanger Select, Variable Series	01	2005	10.0000	11.5457	3,495

Wanger Select, Variable Series	02	2007	13.5854	14.6299	1,650
Wanger Select, Variable Series	02	2006	11.5275	13.5854	1,345
Wanger Select, Variable Series	02	2005	10.0000	11.5275	143

Wanger Select, Variable Series	03	2007	13.5731	14.6093	1,213
Wanger Select, Variable Series	03	2006	11.5230	13.5731	1,261
Wanger Select, Variable Series	03	2005	10.0000	11.5230	570

Wanger Select, Variable Series	04	2007	13.5365	14.5474	2,234
Wanger Select, Variable Series	04	2006	11.5093	13.5365	2,359
Wanger Select, Variable Series	04	2005	10.0000	11.5093	427

Wanger Select, Variable Series	05	2007	13.5243	14.5269	0
Wanger Select, Variable Series	05	2006	11.5048	13.5243	0
Wanger Select, Variable Series	05	2005	10.0000	11.5048	0

Wanger Select, Variable Series	06	2007	13.4876	14.4653	0
Wanger Select, Variable Series	06	2006	11.4911	13.4876	0
Wanger Select, Variable Series	06	2005	10.0000	11.4911	0

Wanger Select, Variable Series	07	2007	13.4754	14.4448	0
Wanger Select, Variable Series	07	2006	11.4866	13.4754	0
Wanger Select, Variable Series	07	2005	10.0000	11.4866	0

Wanger Select, Variable Series	08	2007	13.4266	14.3629	0
Wanger Select, Variable Series	08	2006	11.4683	13.4266	0
Wanger Select, Variable Series	08	2005	10.0000	11.4683	0

Wanger US Smaller Companies, Variable Series	01	2007	11.8092	12.2766	0
Wanger US Smaller Companies, Variable Series	01	2006	11.0967	11.8092	0
Wanger US Smaller Companies, Variable Series	01	2005	10.0000	11.0967	0

Wanger US Smaller Companies, Variable Series	02	2007	11.7668	12.2076	0
Wanger US Smaller Companies, Variable Series	02	2006	11.0792	11.7668	0
Wanger US Smaller Companies, Variable Series	02	2005	10.0000	11.0792	0

Wanger US Smaller Companies, Variable Series	03	2007	11.7562	12.1904	0
Wanger US Smaller Companies, Variable Series	03	2006	11.0749	11.7562	0
Wanger US Smaller Companies, Variable Series	03	2005	10.0000	11.0749	0

Wanger US Smaller Companies, Variable Series	04	2007	11.7244	12.1388	0
Wanger US Smaller Companies, Variable Series	04	2006	11.0618	11.7244	0
Wanger US Smaller Companies, Variable Series	04	2005	10.0000	11.0618	0

Wanger US Smaller Companies, Variable Series	05	2007	11.7138	12.1216	0
Wanger US Smaller Companies, Variable Series	05	2006	11.0574	11.7138	0
Wanger US Smaller Companies, Variable Series	05	2005	10.0000	11.0574	0

Wanger US Smaller Companies, Variable Series	06	2007	11.6821	12.0702	0
Wanger US Smaller Companies, Variable Series	06	2006	11.0443	11.6821	0
Wanger US Smaller Companies, Variable Series	06	2005	10.0000	11.0443	0

Wanger US Smaller Companies, Variable Series	07	2007	11.6715	12.0531	0
Wanger US Smaller Companies, Variable Series	07	2006	11.0399	11.6715	0
Wanger US Smaller Companies, Variable Series	07	2005	10.0000	11.0399	0

Wanger US Smaller Companies, Variable Series	08	2007	11.6292	11.9848	0
Wanger US Smaller Companies, Variable Series	08	2006	11.0223	11.6292	0
Wanger US Smaller Companies, Variable Series	08	2005	10.0000	11.0223	0

PROSPECTUS
MAY 1, 2006
FUTURITY SELECT SEVEN

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
AllianceBernstein VPS Growth and Income Portfolio	AIM V.I. Dynamics Fund
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund International Portfolio
Securities Fund - Class 2	SCSM Blue Chip Mid Cap Fund
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Growth Equity Funds
Securities Fund - Class 2	AIM V.I. Small Cap Growth Fund[4]
Lord Abbett Series Fund Growth and Income Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
MFS/Sun Life Total Return - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Small-Cap Value Equity Funds
AIM V.I. Capital Appreciation Fund Series II Shares[1]	SCSM Oppenheimer Main Street Small Cap Fund[6]
AIM V.I. Core Equity Fund Series II Shares[2]	Multi-Cap Equity Funds
AllianceBernstein VPS International Growth Portfolio[3]	Sun Capital® All Cap Fund
Fidelity VIP Overseas Portfolio, Service Class 2	Specialty Funds
Goldman Sachs VIT Structured U.S. Equity Fund[5]	AllianceBernstein VPS Global Technology Portfolio
MFS/ Sun Life Massachusetts Investors Trust - S Class	MFS/ Sun Life Utilities - S Class
Rydex VT Nova Fund	Sun Capital Real Estate Fund®
SCSM Davis Venture Value Fund	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	PIMCO VIT Total Return Portfolio
AIM V.I. International Growth Fund Series II Shares	Sun Capital Investment Grade Bond Fund®
AllianceBernstein VPS Large Cap Growth Portfolio	High-Quality Long-Term Bond Funds
Fidelity VIP Contrafund® Portfolio, Service Class 2	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Growth Portfolio, Service Class 2	PIMCO VIT Real Return Portfolio
Goldman Sachs VIT Capital Growth Fund	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation - S Class	PIMCO VIT Emerging Markets Bond Portfolio
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Short-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield - S Class
Stock - S Class	Low-Quality Intermediate-Term Bond Fund
Rydex VT OTC Fund	PIMCO VIT High Yield Portfolio
Mid-Cap Value Equity Funds	Money Market Fund
First Eagle VFT Overseas Variable Series	Sun Capital Money Market Fund®
Lord Abbett Series Fund Mid Cap Value Portfolio
___________________________________________
1 Merged with AIM VI Growth May 2006
2 Merged with AIM VI Premier Equity May 2006
3 Formerly known as AllianceBernstein VP Worldwide Privatization Portfolio
4 Name change effective July 3, 2006. Formerly known as AIM V.I. Small Company Growth Fund.
5Formerly known as the Goldman Sachs VIT CORESM U.S. Equity Fund.
6 Formerly known as the SCSM Value Small Cap Fund.
A I M Advisors, Inc. advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc. serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Funds. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios.  Rydex Investments advises the Rydex VT Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton®  Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton®  Global Advisors Limited advises Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 51 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS [INSERT PAGE NUMBER]
Tax Issues [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan [INSERT PAGE NUMBER]
Availability [INSERT PAGE NUMBER]
Cost of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Withdrawals Under the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Revocation of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Renewal of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Your Death Under the AB Plan [INSERT PAGE NUMBER]
Your Death Under the WB Plan [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
PERFORMANCE INFORMATION [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION[INSERT PAGE NUMBER]
APPENDIX A -  GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B -  WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C -  CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D -  CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E -  CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX F -  CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G -  CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX H -  CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I -  SECURED RETURNS BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX J -  CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity Select Seven Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:   The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.05% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.25% if you were 76 years or older on the Open Date.  We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess an additional charge currently equal to 0.40% of the average daily value of your Contract.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider:  Secured Returns

The Secured Returns Benefit guarantees a return of your initial Purchase Payment, plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed is known as the "GLB amount."  You may choose to receive your Secured Returns Benefit under one of two plans.  Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero.  The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date.  This Benefit may not be available in your state.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. You must make your election on or before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For the first Account Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Account Years or (2) all earnings minus any free withdrawals taken during the life of the Contract.  All other Purchase Payments will be subject to a withdrawal charge.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts 02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[4]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets) 5

Mortality and Expense Risks Charge:	1.25%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.55%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

[2]
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

[3]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]	All of the Variable Account Annual Expenses are assessed as a percentage of the average daily net Variable Account assets.

[6]
If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.05% of average daily net Variable Account assets.  After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and distribution fee will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features

Maximum Charge for Optional Death Benefit Rider:	0.40%[7]
Maximum Charge for Optional Living Benefit Rider:	0.40%[8]

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit and Living Benefit Riders:	2.20%[8]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[9]	0.65%	2.74%

[7]	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

[8]
If you elect the Optional Living Benefit Rider with the EEB Premier rider, we will assess your Contract the maximum annual charge of 0.65% of your average daily net assets.  In this case, there will be no separate charge for the optional death benefit rider.  If you elect the Optional Living Benefit Rider with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets.  In either case, we will continue to deduct this annual charge until you annuitize your Contract or your Optional Living Benefit Rider expires or is revoked (except in the state of Oregon).  (See "Optional Living Benefit Rider: Secured Returns Benefit.")

[9]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007.  Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time.  The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.65% and 1.66%, respectively.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits.  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,184	$2,105	$2,941	$5,030

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$504	$1,511	$2,517	$5,030

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under the Secured Returns Benefit.  (See "Optional Living Benefit Rider:  Secured Returns.")

We reserve the right to waive these restrictions and exceptions at any time.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy.  Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests.  We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal Program

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program. Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option.

You may change or stop this program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:

●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Account Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% if you are age 75 or younger on the Open Date (1.25% if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect the Secured Returns Benefit, we will deduct a 0.40% charge from the average daily net assets of the Variable Account.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

            * As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge, and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value.  The Benefit may not be available in your state.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect the Secured Returns Benefit, you are automatically enrolled in the AB Plan.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations.  These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2.  With Qualified Contracts used in connection with retirement plans under Section 403(b) of the Code (Tax-Sheltered Annuities) or Section 408(b) of the Code (Individual Retirement Annuities), the yearly RMD amount is generally the same for both the Qualified Contract and the retirement plan.  With Qualified Contracts used in connection with retirement plans under Section 401(a) of the Code (pension and profit sharing plans) and Section 408(a) of the Code (Individual Retirement Accounts), the yearly RMD amount for the retirement plan will be the same for the Qualified Contract only if the Qualified Contract is the only asset of the plan.  Because we do not know what assets are held in your retirement plan, we determine yearly RMD amounts for only this Contract ("Yearly RMD Amounts").

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal.  If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce your remaining GLB amount per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider") when a Yearly RMD Amount withdrawn from your Contract exceeds your maximum WB amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in Appendix I.  Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns Benefit.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected.  (See "Withdrawals Under the Optional Living Benefit Rider.") Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in Appendix I.

Availability

The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may not combine the Benefit with any optional death benefit rider other than the EEB Premier rider.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

Cost of the Optional Living Benefit Rider

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge (except in Oregon).  (See "Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce the GLB amount proportionally to the amount of Account Value withdrawn.  To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 in Appendix I.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 in Appendix I.)

You should be aware that a withdrawal in excess of the maximum WB amount might reduce or eliminate your Secured Returns Benefits if your Account Value is less than the GLB amount. Also, in all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been reduced to zero.

For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in Appendix I.

Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled.

Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked. (In Oregon, you may elect to revoke at any time.) Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Renewal of the Optional Living Benefit Rider

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners.  Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time.  If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued.  We reserve the right to stop offering the optional Secured Returns Benefit to new Owners.  If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary.  Your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.   If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

Your Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT.")  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death, or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you.  Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount."  Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Account has been issued within the past 7 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

      Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

      Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income.  Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

      Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract.  We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

      Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

      Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

      Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

      Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts."  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $302,322, $55,531, and $33,806, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To: Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Futurity Select Seven Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
Hypothetical					Free	Amount of		Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	7.00%	$ 0	$49,600
4(a)	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
4(b)	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
4(c)	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
4(d)	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $21,000 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Account Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 74,800.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	= $100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $60,000.00
Cash Surrender Value*	= $55,200.00
Adjusted Purchase Payments**	= $75,000.00
The Basic Death Benefit would therefore be:	= $75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00).

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 90,000
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

* Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000.

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000
      -- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000
      -- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185.

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

      --PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

      --PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

      --PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
SECURED RETURNS BENEFIT EXAMPLES

All of the following examples are based upon the assumption you selected the Secured Returns Benefit on or before your Issue Date.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance;  no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●
Assume that on January 1, 2013, your Account Value is $85,000.  On that date, your Account Value will be increased by  $15,000 ($100,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2:  High investment performance;  no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●
Assume that on January 1, 2013, your Account Value is $200,000.  Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3:  Low investment performance;  WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)).  Assume that, on that date, your Account Value is $0.  These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken.  At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4:  High investment performance;  WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●
Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount.   The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit.  Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan.  Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year.  Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5:  Withdrawals Under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●
Assume you make no more withdrawals or deposits and that your Account Value, on January 1, 2013 is $85,000.  Your Account Value will be increased by $5,000 ($90,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6:  Withdrawals Under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to  $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount.   Your remaining GLB amount is thus reduced to  $74,000;  i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000).  Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7:  Withdrawals with Subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000 .  Your Account Value is reduced to $200,000.  Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●
Assume that, on January 1, 2013, your Account Value is $125,000.  On that date, your Account Value will be increased by  $29,167 ($154,167 - $125,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8:  Withdrawals with Subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
Assume that, on January 6, 2004, you make an additional deposit of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,000, i.e., ($132,000 - ($10,500 x 5 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.  No renewal of the Secured Returns Benefit is available.

APPENDIX J -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY SELECT SEVEN should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	14.103	15.107	8,260
AIM V.I. Capital Appreciation Fund Series 2	01	2004	13.446	14.103	8,292
AIM V.I. Capital Appreciation Fund Series 2	01	2003	10.550	13.446	9,419
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	10.550	562

AIM V.I. Capital Appreciation Fund Series 2	02	2005	14.035	15.003	5,299
AIM V.I. Capital Appreciation Fund Series 2	02	2004	13.407	14.035	5,368
AIM V.I. Capital Appreciation Fund Series 2	02	2003	10.542	13.407	1,891
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	10.542	681

AIM V.I. Capital Appreciation Fund Series 2	03	2005	14.018	14.977	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	13.398	14.018	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	10.540	13.398	0
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	10.540	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	13.966	14.900	1,956
AIM V.I. Capital Appreciation Fund Series 2	04	2004	13.369	13.966	1,951
AIM V.I. Capital Appreciation Fund Series 2	04	2003	10.533	13.369	10,819
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	10.533	447

AIM V.I. Capital Appreciation Fund Series 2	05	2005	13.949	14.874	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	13.359	13.949	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	10.531	13.359	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	10.531	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	13.898	14.797	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	13.331	13.898	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	10.524	13.331	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	10.524	0

AIM V.I. Capital Appreciation Fund Series 2	07	2005	12.298	13.086	0
AIM V.I. Capital Appreciation Fund Series 2	07	2004	11.802	12.298	0
AIM V.I. Capital Appreciation Fund Series 2	07	2003	10.000	11.802	0

AIM V.I. Capital Appreciation Fund Series 2	08	2005	12.256	13.016	0
AIM V.I. Capital Appreciation Fund Series 2	08	2004	11.787	12.256	0
AIM V.I. Capital Appreciation Fund Series 2	08	2003	10.000	11.787	0

AIM V.I. Core Equity Fund Series 2	01	2005	13.781	14.285	1,821
AIM V.I. Core Equity Fund Series 2	01	2004	12.855	13.781	5,251
AIM V.I. Core Equity Fund Series 2	01	2003	10.496	12.855	5,440
AIM V.I. Core Equity Fund Series 2	01	2002	10.000	10.496	4,096

AIM V.I. Core Equity Fund Series 2	02	2005	13.713	14.187	5,666
AIM V.I. Core Equity Fund Series 2	02	2004	12.818	13.713	4,168
AIM V.I. Core Equity Fund Series 2	02	2003	10.487	12.818	4,581
AIM V.I. Core Equity Fund Series 2	02	2002	10.000	10.487	0

AIM V.I. Core Equity Fund Series 2	03	2005	13.697	14.162	31
AIM V.I. Core Equity Fund Series 2	03	2004	12.809	13.697	31
AIM V.I. Core Equity Fund Series 2	03	2003	10.485	12.809	32
AIM V.I. Core Equity Fund Series 2	03	2002	10.000	10.485	32

AIM V.I. Core Equity Fund Series 2	04	2005	13.646	14.089	1,583
AIM V.I. Core Equity Fund Series 2	04	2004	12.782	13.646	1,439
AIM V.I. Core Equity Fund Series 2	04	2003	10.478	12.782	1,373
AIM V.I. Core Equity Fund Series 2	04	2002	10.000	10.478	693

AIM V.I. Core Equity Fund Series 2	05	2005	13.630	14.065	0
AIM V.I. Core Equity Fund Series 2	05	2004	12.772	13.630	0
AIM V.I. Core Equity Fund Series 2	05	2003	10.476	12.772	0
AIM V.I. Core Equity Fund Series 2	05	2002	10.000	10.476	0

AIM V.I. Core Equity Fund Series 2	06	2005	13.580	13.991	0
AIM V.I. Core Equity Fund Series 2	06	2004	12.745	13.580	0
AIM V.I. Core Equity Fund Series 2	06	2003	10.470	12.745	0
AIM V.I. Core Equity Fund Series 2	06	2002	10.000	10.470	0

AIM V.I. Core Equity Fund Series 2	07	2005	12.415	12.785	0
AIM V.I. Core Equity Fund Series 2	07	2004	11.658	12.415	0
AIM V.I. Core Equity Fund Series 2	07	2003	10.000	11.658	0

AIM V.I. Core Equity Fund Series 2	08	2005	12.373	12.716	0
AIM V.I. Core Equity Fund Series 2	08	2004	11.642	12.373	0
AIM V.I. Core Equity Fund Series 2	08	2003	10.000	11.642	0

AIM V.I. Dynamics Fund	01	2005	16.573	18.103	2,490
AIM V.I. Dynamics Fund	01	2004	14.823	16.573	2,553
AIM V.I. Dynamics Fund	01	2003	10.902	14.823	841
AIM V.I. Dynamics Fund	01	2002	10.000	10.902	251

AIM V.I. Dynamics Fund	02	2005	16.493	17.978	7,287
AIM V.I. Dynamics Fund	02	2004	14.781	16.493	7,120
AIM V.I. Dynamics Fund	02	2003	10.894	14.781	564
AIM V.I. Dynamics Fund	02	2002	10.000	10.894	0

AIM V.I. Dynamics Fund	03	2005	16.473	17.947	0
AIM V.I. Dynamics Fund	03	2004	14.771	16.473	0
AIM V.I. Dynamics Fund	03	2003	10.891	14.771	0
AIM V.I. Dynamics Fund	03	2002	10.000	10.891	0

AIM V.I. Dynamics Fund	04	2005	16.412	17.854	4,749
AIM V.I. Dynamics Fund	04	2004	14.739	16.412	4,789
AIM V.I. Dynamics Fund	04	2003	10.885	14.739	7,311
AIM V.I. Dynamics Fund	04	2002	10.000	10.885	0

AIM V.I. Dynamics Fund	05	2005	16.392	17.824	0
AIM V.I. Dynamics Fund	05	2004	14.729	16.392	0
AIM V.I. Dynamics Fund	05	2003	10.882	14.729	0
AIM V.I. Dynamics Fund	05	2002	10.000	10.882	0

AIM V.I. Dynamics Fund	06	2005	16.332	17.731	0
AIM V.I. Dynamics Fund	06	2004	14.697	16.332	0
AIM V.I. Dynamics Fund	06	2003	10.876	14.697	0
AIM V.I. Dynamics Fund	06	2002	10.000	10.876	0

AIM V.I. Dynamics Fund	07	2005	13.715	14.882	0
AIM V.I. Dynamics Fund	07	2004	12.348	13.715	0
AIM V.I. Dynamics Fund	07	2003	10.000	12.348	0

AIM V.I. Dynamics Fund	08	2005	13.669	14.802	0
AIM V.I. Dynamics Fund	08	2004	12.332	13.669	0
AIM V.I. Dynamics Fund	08	2003	10.000	12.332	0

AIM V.I. Growth Fund Series 2	01	2005	14.463	15.289	792
AIM V.I. Growth Fund Series 2	01	2004	13.575	14.463	784
AIM V.I. Growth Fund Series 2	01	2003	10.514	13.575	1,269
AIM V.I. Growth Fund Series 2	01	2002	10.000	10.514	305

AIM V.I. Growth Fund Series 2	02	2005	14.392	15.184	1,207
AIM V.I. Growth Fund Series 2	02	2004	13.537	14.392	1,202
AIM V.I. Growth Fund Series 2	02	2003	10.505	13.537	1,717
AIM V.I. Growth Fund Series 2	02	2002	10.000	10.505	27

AIM V.I. Growth Fund Series 2	03	2005	14.375	15.158	718
AIM V.I. Growth Fund Series 2	03	2004	13.527	14.375	741
AIM V.I. Growth Fund Series 2	03	2003	10.503	13.527	1,089
AIM V.I. Growth Fund Series 2	03	2002	10.000	10.503	31

AIM V.I. Growth Fund Series 2	04	2005	14.322	15.079	6,209
AIM V.I. Growth Fund Series 2	04	2004	13.498	14.322	6,211
AIM V.I. Growth Fund Series 2	04	2003	10.497	13.498	7,269
AIM V.I. Growth Fund Series 2	04	2002	10.000	10.497	0

AIM V.I. Growth Fund Series 2	05	2005	14.304	15.053	0
AIM V.I. Growth Fund Series 2	05	2004	13.488	14.304	0
AIM V.I. Growth Fund Series 2	05	2003	10.495	13.488	0
AIM V.I. Growth Fund Series 2	05	2002	10.000	10.495	0

AIM V.I. Growth Fund Series 2	06	2005	14.252	14.975	0
AIM V.I. Growth Fund Series 2	06	2004	13.459	14.252	0
AIM V.I. Growth Fund Series 2	06	2003	10.488	13.459	0
AIM V.I. Growth Fund Series 2	06	2002	10.000	10.488	0

AIM V.I. Growth Fund Series 2	07	2005	12.458	13.084	0
AIM V.I. Growth Fund Series 2	07	2004	11.772	12.458	0
AIM V.I. Growth Fund Series 2	07	2003	10.000	11.772	0

AIM V.I. Growth Fund Series 2	08	2005	12.417	13.013	0
AIM V.I. Growth Fund Series 2	08	2004	11.756	12.417	0
AIM V.I. Growth Fund Series 2	08	2003	10.000	11.756	0

AIM V.I. International Growth Fund Series 2	01	2005	15.004	17.423	9,922
AIM V.I. International Growth Fund Series 2	01	2004	12.296	15.004	10,011
AIM V.I. International Growth Fund Series 2	01	2003	9.692	12.296	11,651
AIM V.I. International Growth Fund Series 2	01	2002	10.000	9.692	40

AIM V.I. International Growth Fund Series 2	02	2005	14.931	17.303	3,192
AIM V.I. International Growth Fund Series 2	02	2004	12.261	14.931	6,469
AIM V.I. International Growth Fund Series 2	02	2003	9.684	12.261	6,597
AIM V.I. International Growth Fund Series 2	02	2002	10.000	9.684	255

AIM V.I. International Growth Fund Series 2	03	2005	14.913	17.273	0
AIM V.I. International Growth Fund Series 2	03	2004	12.252	14.913	0
AIM V.I. International Growth Fund Series 2	03	2003	9.682	12.252	0
AIM V.I. International Growth Fund Series 2	03	2002	10.000	9.682	0

AIM V.I. International Growth Fund Series 2	04	2005	14.858	17.184	2,135
AIM V.I. International Growth Fund Series 2	04	2004	12.226	14.858	1,867
AIM V.I. International Growth Fund Series 2	04	2003	9.676	12.226	4,503
AIM V.I. International Growth Fund Series 2	04	2002	10.000	9.676	203

AIM V.I. International Growth Fund Series 2	05	2005	14.840	17.154	0
AIM V.I. International Growth Fund Series 2	05	2004	12.217	14.840	0
AIM V.I. International Growth Fund Series 2	05	2003	9.674	12.217	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	9.674	0

AIM V.I. International Growth Fund Series 2	06	2005	14.786	17.065	0
AIM V.I. International Growth Fund Series 2	06	2004	12.191	14.786	0
AIM V.I. International Growth Fund Series 2	06	2003	9.668	12.191	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	9.668	0

AIM V.I. International Growth Fund Series 2	07	2005	14.981	17.281	0
AIM V.I. International Growth Fund Series 2	07	2004	12.358	14.981	0
AIM V.I. International Growth Fund Series 2	07	2003	10.000	12.358	0

AIM V.I. International Growth Fund Series 2	08	2005	14.930	17.188	0
AIM V.I. International Growth Fund Series 2	08	2004	12.342	14.930	0
AIM V.I. International Growth Fund Series 2	08	2003	10.000	12.342	0

AIM V.I. Premier Equity Fund Series 2	01	2005	13.357	13.884	1,602
AIM V.I. Premier Equity Fund Series 2	01	2004	12.835	13.357	1,894
AIM V.I. Premier Equity Fund Series 2	01	2003	10.423	12.835	407
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	10.423	192

AIM V.I. Premier Equity Fund Series 2	02	2005	13.292	13.788	2,625
AIM V.I. Premier Equity Fund Series 2	02	2004	12.799	13.292	2,472
AIM V.I. Premier Equity Fund Series 2	02	2003	10.414	12.799	499
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	10.414	0

AIM V.I. Premier Equity Fund Series 2	03	2005	13.276	13.765	716
AIM V.I. Premier Equity Fund Series 2	03	2004	12.790	13.276	716
AIM V.I. Premier Equity Fund Series 2	03	2003	10.412	12.790	717
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	10.412	0

AIM V.I. Premier Equity Fund Series 2	04	2005	13.227	13.693	4,775
AIM V.I. Premier Equity Fund Series 2	04	2004	12.762	13.227	4,813
AIM V.I. Premier Equity Fund Series 2	04	2003	10.406	12.762	4,605
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	10.406	343

AIM V.I. Premier Equity Fund Series 2	05	2005	13.211	13.670	0
AIM V.I. Premier Equity Fund Series 2	05	2004	12.753	13.211	0
AIM V.I. Premier Equity Fund Series 2	05	2003	10.404	12.753	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	10.404	0

AIM V.I. Premier Equity Fund Series 2	06	2005	13.163	13.599	0
AIM V.I. Premier Equity Fund Series 2	06	2004	12.726	13.163	0
AIM V.I. Premier Equity Fund Series 2	06	2003	10.397	12.726	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	10.397	0

AIM V.I. Premier Equity Fund Series 2	07	2005	11.798	12.183	0
AIM V.I. Premier Equity Fund Series 2	07	2004	11.413	11.798	0
AIM V.I. Premier Equity Fund Series 2	07	2003	10.000	11.413	0

AIM V.I. Premier Equity Fund Series 2	08	2005	11.759	12.117	0
AIM V.I. Premier Equity Fund Series 2	08	2004	11.398	11.759	0
AIM V.I. Premier Equity Fund Series 2	08	2003	10.000	11.398	0

AIM V.I. Small Company Growth Fund	01	2005	15.765	16.361	3,743
AIM V.I. Small Company Growth Fund	01	2004	14.032	15.765	1,218
AIM V.I. Small Company Growth Fund	01	2003	10.660	14.032	1,057
AIM V.I. Small Company Growth Fund	01	2002	10.000	10.660	0

AIM V.I. Small Company Growth Fund	02	2005	15.689	16.248	10,208
AIM V.I. Small Company Growth Fund	02	2004	13.992	15.689	10,643
AIM V.I. Small Company Growth Fund	02	2003	10.651	13.992	3,315
AIM V.I. Small Company Growth Fund	02	2002	10.000	10.651	0

AIM V.I. Small Company Growth Fund	03	2005	15.669	16.220	0
AIM V.I. Small Company Growth Fund	03	2004	13.982	15.669	0
AIM V.I. Small Company Growth Fund	03	2003	10.649	13.982	0
AIM V.I. Small Company Growth Fund	03	2002	10.000	10.649	0

AIM V.I. Small Company Growth Fund	04	2005	15.612	16.136	864
AIM V.I. Small Company Growth Fund	04	2004	13.952	15.612	1,384
AIM V.I. Small Company Growth Fund	04	2003	10.642	13.952	7,504
AIM V.I. Small Company Growth Fund	04	2002	10.000	10.642	0

AIM V.I. Small Company Growth Fund	05	2005	15.593	16.108	0
AIM V.I. Small Company Growth Fund	05	2004	13.942	15.593	0
AIM V.I. Small Company Growth Fund	05	2003	10.640	13.942	0
AIM V.I. Small Company Growth Fund	05	2002	10.000	10.640	0

AIM V.I. Small Company Growth Fund	06	2005	15.536	16.025	0
AIM V.I. Small Company Growth Fund	06	2004	13.912	15.536	0
AIM V.I. Small Company Growth Fund	06	2003	10.634	13.912	0
AIM V.I. Small Company Growth Fund	06	2002	10.000	10.634	0

AIM V.I. Small Company Growth Fund	07	2005	13.829	14.257	0
AIM V.I. Small Company Growth Fund	07	2004	12.391	13.829	0
AIM V.I. Small Company Growth Fund	07	2003	10.000	12.391	0

AIM V.I. Small Company Growth Fund	08	2005	13.783	14.181	0
AIM V.I. Small Company Growth Fund	08	2004	12.374	13.783	0
AIM V.I. Small Company Growth Fund	08	2003	10.000	12.374	0

Alliance Bernstein Global Technology Portfolio	01	2005	15.477	15.825	948
Alliance Bernstein Global Technology Portfolio	01	2004	14.930	15.477	1,578
Alliance Bernstein Global Technology Portfolio	01	2003	10.525	14.930	1,542
Alliance Bernstein Global Technology Portfolio	01	2002	10.000	10.525	44

Alliance Bernstein Global Technology Portfolio	02	2005	15.401	15.716	2,574
Alliance Bernstein Global Technology Portfolio	02	2004	14.887	15.401	5,473
Alliance Bernstein Global Technology Portfolio	02	2003	10.516	14.887	5,464
Alliance Bernstein Global Technology Portfolio	02	2002	10.000	10.516	0

Alliance Bernstein Global Technology Portfolio	03	2005	15.383	15.689	30
Alliance Bernstein Global Technology Portfolio	03	2004	14.877	15.383	30
Alliance Bernstein Global Technology Portfolio	03	2003	10.514	14.877	30
Alliance Bernstein Global Technology Portfolio	03	2002	10.000	10.514	31

Alliance Bernstein Global Technology Portfolio	04	2005	15.326	15.608	2,553
Alliance Bernstein Global Technology Portfolio	04	2004	14.845	15.326	2,524
Alliance Bernstein Global Technology Portfolio	04	2003	10.508	14.845	3,432
Alliance Bernstein Global Technology Portfolio	04	2002	10.000	10.508	909

Alliance Bernstein Global Technology Portfolio	05	2005	15.308	15.581	0
Alliance Bernstein Global Technology Portfolio	05	2004	14.834	15.308	0
Alliance Bernstein Global Technology Portfolio	05	2003	10.505	14.834	0
Alliance Bernstein Global Technology Portfolio	05	2002	10.000	10.505	0

Alliance Bernstein Global Technology Portfolio	06	2005	15.251	15.500	0
Alliance Bernstein Global Technology Portfolio	06	2004	14.802	15.251	0
Alliance Bernstein Global Technology Portfolio	06	2003	10.499	14.802	0
Alliance Bernstein Global Technology Portfolio	06	2002	10.000	10.499	0

Alliance Bernstein Global Technology Portfolio	07	2005	12.853	13.057	0
Alliance Bernstein Global Technology Portfolio	07	2004	12.482	12.853	0
Alliance Bernstein Global Technology Portfolio	07	2003	10.000	12.482	0

Alliance Bernstein Global Technology Portfolio	08	2005	12.810	12.986	0
Alliance Bernstein Global Technology Portfolio	08	2004	12.465	12.810	0
Alliance Bernstein Global Technology Portfolio	08	2003	10.000	12.465	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	13.482	15.274	14,446
Alliance Bernstein Large Cap Growth Portfolio	01	2004	12.614	13.482	13,842
Alliance Bernstein Large Cap Growth Portfolio	01	2003	10.365	12.614	15,711
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	10.365	3,599

Alliance Bernstein Large Cap Growth Portfolio	02	2005	13.416	15.169	9,773
Alliance Bernstein Large Cap Growth Portfolio	02	2004	12.578	13.416	8,270
Alliance Bernstein Large Cap Growth Portfolio	02	2003	10.356	12.578	7,636
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	10.356	595

Alliance Bernstein Large Cap Growth Portfolio	03	2005	13.400	15.143	974
Alliance Bernstein Large Cap Growth Portfolio	03	2004	12.569	13.400	1,716
Alliance Bernstein Large Cap Growth Portfolio	03	2003	10.354	12.569	1,740
Alliance Bernstein Large Cap Growth Portfolio	03	2002	10.000	10.354	0

Alliance Bernstein Large Cap Growth Portfolio	04	2005	13.350	15.064	11,256
Alliance Bernstein Large Cap Growth Portfolio	04	2004	12.542	13.350	13,247
Alliance Bernstein Large Cap Growth Portfolio	04	2003	10.347	12.542	26,378
Alliance Bernstein Large Cap Growth Portfolio	04	2002	10.000	10.347	1,852

Alliance Bernstein Large Cap Growth Portfolio	05	2005	13.334	15.038	0
Alliance Bernstein Large Cap Growth Portfolio	05	2004	12.533	13.334	0
Alliance Bernstein Large Cap Growth Portfolio	05	2003	10.345	12.533	0
Alliance Bernstein Large Cap Growth Portfolio	05	2002	10.000	10.345	0

Alliance Bernstein Large Cap Growth Portfolio	06	2005	13.285	14.960	0
Alliance Bernstein Large Cap Growth Portfolio	06	2004	12.506	13.285	0
Alliance Bernstein Large Cap Growth Portfolio	06	2003	10.339	12.506	0
Alliance Bernstein Large Cap Growth Portfolio	06	2002	10.000	10.339	0

Alliance Bernstein Large Cap Growth Portfolio	07	2005	11.761	13.237	0
Alliance Bernstein Large Cap Growth Portfolio	07	2004	11.077	11.761	0
Alliance Bernstein Large Cap Growth Portfolio	07	2003	10.000	11.077	0

Alliance Bernstein Large Cap Growth Portfolio	08	2005	11.721	13.166	0
Alliance Bernstein Large Cap Growth Portfolio	08	2004	11.062	11.721	0
Alliance Bernstein Large Cap Growth Portfolio	08	2003	10.000	11.062	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	15.059	15.540	19,102
Alliance Bernstein VP Growth and Income Portfolio	01	2004	13.726	15.059	25,021
Alliance Bernstein VP Growth and Income Portfolio	01	2003	10.526	13.726	28,327
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	10.526	2,239

Alliance Bernstein VP Growth and Income Portfolio	02	2005	14.986	15.433	34,004
Alliance Bernstein VP Growth and Income Portfolio	02	2004	13.687	14.986	43,955
Alliance Bernstein VP Growth and Income Portfolio	02	2003	10.517	13.687	36,733
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	10.517	641

Alliance Bernstein VP Growth and Income Portfolio	03	2005	14.968	15.406	2,537
Alliance Bernstein VP Growth and Income Portfolio	03	2004	13.677	14.968	7,986
Alliance Bernstein VP Growth and Income Portfolio	03	2003	10.515	13.677	8,840
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	10.515	7,423

Alliance Bernstein VP Growth and Income Portfolio	04	2005	14.913	15.326	12,424
Alliance Bernstein VP Growth and Income Portfolio	04	2004	13.648	14.913	15,002
Alliance Bernstein VP Growth and Income Portfolio	04	2003	10.509	13.648	27,045
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	10.509	1,505

Alliance Bernstein VP Growth and Income Portfolio	05	2005	14.895	15.300	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	13.638	14.895	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	10.506	13.638	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	10.506	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	14.840	15.220	0
Alliance Bernstein VP Growth and Income Portfolio	06	2004	13.609	14.840	10,400
Alliance Bernstein VP Growth and Income Portfolio	06	2003	10.500	13.609	10,363
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	10.500	0

Alliance Bernstein VP Growth and Income Portfolio	07	2005	12.851	13.174	0
Alliance Bernstein VP Growth and Income Portfolio	07	2004	11.791	12.851	0
Alliance Bernstein VP Growth and Income Portfolio	07	2003	10.000	11.791	0

Alliance Bernstein VP Growth and Income Portfolio	08	2005	12.808	13.103	0
Alliance Bernstein VP Growth and Income Portfolio	08	2004	11.775	12.808	0
Alliance Bernstein VP Growth and Income Portfolio	08	2003	10.000	11.775	0

Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	17.221	17.814	5,373
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	15.262	17.221	1,208
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	10.405	15.262	1,255
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	10.000	10.405	261

Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	17.137	17.691	817
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	15.218	17.137	990
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	10.397	15.218	173
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	10.000	10.397	0

Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	17.116	17.661	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	15.207	17.116	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	10.395	15.207	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	10.000	10.395	0

Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	17.053	17.569	835
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	15.175	17.053	835
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	10.388	15.175	836
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	10.000	10.388	710

Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	17.032	17.539	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	15.164	17.032	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	10.386	15.164	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	10.000	10.386	0

Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	16.970	17.448	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	15.131	16.970	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	10.380	15.131	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	10.000	10.380	0

Alliance Bernstein VP Small Cap Growth Portfolio	07	2005	14.972	15.387	0
Alliance Bernstein VP Small Cap Growth Portfolio	07	2004	13.357	14.972	0
Alliance Bernstein VP Small Cap Growth Portfolio	07	2003	10.000	13.357	0

Alliance Bernstein VP Small Cap Growth Portfolio	08	2005	14.922	15.304	0
Alliance Bernstein VP Small Cap Growth Portfolio	08	2004	13.340	14.922	0
Alliance Bernstein VP Small Cap Growth Portfolio	08	2003	10.000	13.340	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	17.722	21.077	2,304
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	14.491	17.722	1,783
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	10.267	14.491	1,228
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	10.267	58

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	17.636	20.932	2,936
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	14.450	17.636	3,075
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	10.259	14.450	2,539
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	10.259	1,344

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	17.614	20.896	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	14.440	17.614	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	10.257	14.440	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	10.257	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	17.550	20.787	2,529
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	14.409	17.550	2,491
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	10.250	14.409	2,177
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	10.250	732

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	17.528	20.751	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	14.399	17.528	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	10.248	14.399	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	10.248	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	17.464	20.644	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	14.368	17.464	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	10.242	14.368	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	10.242	0

Alliance Bernstein VP Worldwide Privatization Portfolio	07	2005	16.279	19.233	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2004	13.400	16.279	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2003	10.000	13.400	0

Alliance Bernstein VP Worldwide Privatization Portfolio	08	2005	16.225	19.130	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2004	13.382	16.225	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2003	10.000	13.382	0

Fidelity VIP Contrafund Portfolio	01	2005	14.807	17.040	49,502
Fidelity VIP Contrafund Portfolio	01	2004	13.035	14.807	53,617
Fidelity VIP Contrafund Portfolio	01	2003	10.307	13.035	33,665
Fidelity VIP Contrafund Portfolio	01	2002	10.000	10.307	296

Fidelity VIP Contrafund Portfolio	02	2005	14.735	16.923	52,534
Fidelity VIP Contrafund Portfolio	02	2004	12.997	14.735	46,135
Fidelity VIP Contrafund Portfolio	02	2003	10.298	12.997	32,450
Fidelity VIP Contrafund Portfolio	02	2002	10.000	10.298	2,624

Fidelity VIP Contrafund Portfolio	03	2005	14.717	16.893	607
Fidelity VIP Contrafund Portfolio	03	2004	12.988	14.717	1,071
Fidelity VIP Contrafund Portfolio	03	2003	10.296	12.988	1,072
Fidelity VIP Contrafund Portfolio	03	2002	10.000	10.296	0

Fidelity VIP Contrafund Portfolio	04	2005	14.663	16.806	24,138
Fidelity VIP Contrafund Portfolio	04	2004	12.960	14.663	25,926
Fidelity VIP Contrafund Portfolio	04	2003	10.290	12.960	37,402
Fidelity VIP Contrafund Portfolio	04	2002	10.000	10.290	3,749

Fidelity VIP Contrafund Portfolio	05	2005	14.645	16.777	0
Fidelity VIP Contrafund Portfolio	05	2004	12.951	14.645	0
Fidelity VIP Contrafund Portfolio	05	2003	10.288	12.951	0
Fidelity VIP Contrafund Portfolio	05	2002	10.000	10.288	0

Fidelity VIP Contrafund Portfolio	06	2005	14.592	16.690	2,738
Fidelity VIP Contrafund Portfolio	06	2004	12.923	14.592	10,393
Fidelity VIP Contrafund Portfolio	06	2003	10.281	12.923	10,230
Fidelity VIP Contrafund Portfolio	06	2002	10.000	10.281	0

Fidelity VIP Contrafund Portfolio	07	2005	13.574	15.518	13
Fidelity VIP Contrafund Portfolio	07	2004	12.028	13.574	264
Fidelity VIP Contrafund Portfolio	07	2003	10.000	12.028	281

Fidelity VIP Contrafund Portfolio	08	2005	13.528	15.434	0
Fidelity VIP Contrafund Portfolio	08	2004	12.012	13.528	0
Fidelity VIP Contrafund Portfolio	08	2003	10.000	12.012	91

Fidelity VIP Growth Portfolio	01	2005	13.917	14.486	113,122
Fidelity VIP Growth Portfolio	01	2004	13.681	13.917	108,239
Fidelity VIP Growth Portfolio	01	2003	10.463	13.681	57,276
Fidelity VIP Growth Portfolio	01	2002	10.000	10.463	4,139

Fidelity VIP Growth Portfolio	02	2005	13.850	14.386	109,669
Fidelity VIP Growth Portfolio	02	2004	13.642	13.850	102,780
Fidelity VIP Growth Portfolio	02	2003	10.455	13.642	78,556
Fidelity VIP Growth Portfolio	02	2002	10.000	10.455	5,193

Fidelity VIP Growth Portfolio	03	2005	13.833	14.361	3,031
Fidelity VIP Growth Portfolio	03	2004	13.633	13.833	3,126
Fidelity VIP Growth Portfolio	03	2003	10.453	13.633	3,068
Fidelity VIP Growth Portfolio	03	2002	10.000	10.453	65

Fidelity VIP Growth Portfolio	04	2005	13.782	14.287	98,947
Fidelity VIP Growth Portfolio	04	2004	13.603	13.782	100,762
Fidelity VIP Growth Portfolio	04	2003	10.446	13.603	90,710
Fidelity VIP Growth Portfolio	04	2002	10.000	10.446	3,847

Fidelity VIP Growth Portfolio	05	2005	13.765	14.262	1,353
Fidelity VIP Growth Portfolio	05	2004	13.594	13.765	1,516
Fidelity VIP Growth Portfolio	05	2003	10.444	13.594	1,622
Fidelity VIP Growth Portfolio	05	2002	10.000	10.444	0

Fidelity VIP Growth Portfolio	06	2005	13.715	14.188	11,045
Fidelity VIP Growth Portfolio	06	2004	13.565	13.715	21,082
Fidelity VIP Growth Portfolio	06	2003	10.438	13.565	16,665
Fidelity VIP Growth Portfolio	06	2002	10.000	10.438	0

Fidelity VIP Growth Portfolio	07	2005	12.014	12.422	20,699
Fidelity VIP Growth Portfolio	07	2004	11.888	12.014	20,431
Fidelity VIP Growth Portfolio	07	2003	10.000	11.888	16,322

Fidelity VIP Growth Portfolio	08	2005	11.973	12.355	3,699
Fidelity VIP Growth Portfolio	08	2004	11.873	11.973	3,892
Fidelity VIP Growth Portfolio	08	2003	10.000	11.873	2,661

Fidelity VIP Overseas Portfolio	01	2005	15.280	17.905	4,038
Fidelity VIP Overseas Portfolio	01	2004	13.669	15.280	5,297
Fidelity VIP Overseas Portfolio	01	2003	9.687	13.669	4,022
Fidelity VIP Overseas Portfolio	01	2002	10.000	9.687	1,957

Fidelity VIP Overseas Portfolio	02	2005	15.205	17.782	6,981
Fidelity VIP Overseas Portfolio	02	2004	13.630	15.205	8,503
Fidelity VIP Overseas Portfolio	02	2003	9.679	13.630	7,452
Fidelity VIP Overseas Portfolio	02	2002	10.000	9.679	869

Fidelity VIP Overseas Portfolio	03	2005	15.187	17.751	0
Fidelity VIP Overseas Portfolio	03	2004	13.621	15.187	0
Fidelity VIP Overseas Portfolio	03	2003	9.677	13.621	0
Fidelity VIP Overseas Portfolio	03	2002	10.000	9.677	0

Fidelity VIP Overseas Portfolio	04	2005	15.131	17.659	4,591
Fidelity VIP Overseas Portfolio	04	2004	13.592	15.131	3,379
Fidelity VIP Overseas Portfolio	04	2003	9.671	13.592	3,872
Fidelity VIP Overseas Portfolio	04	2002	10.000	9.671	491

Fidelity VIP Overseas Portfolio	05	2005	15.113	17.629	0
Fidelity VIP Overseas Portfolio	05	2004	13.582	15.113	0
Fidelity VIP Overseas Portfolio	05	2003	9.669	13.582	0
Fidelity VIP Overseas Portfolio	05	2002	10.000	9.669	0

Fidelity VIP Overseas Portfolio	06	2005	15.057	17.537	0
Fidelity VIP Overseas Portfolio	06	2004	13.553	15.057	0
Fidelity VIP Overseas Portfolio	06	2003	9.663	13.553	0
Fidelity VIP Overseas Portfolio	06	2002	10.000	9.663	0

Fidelity VIP Overseas Portfolio	07	2005	15.419	17.950	0
Fidelity VIP Overseas Portfolio	07	2004	13.886	15.419	0
Fidelity VIP Overseas Portfolio	07	2003	10.000	13.886	0

Fidelity VIP Overseas Portfolio	08	2005	15.367	17.853	0
Fidelity VIP Overseas Portfolio	08	2004	13.867	15.367	0
Fidelity VIP Overseas Portfolio	08	2003	10.000	13.867	0

First Eagle VFT Overseas Variable Series	01	2005	20.879	25.018	167,818
First Eagle VFT Overseas Variable Series	01	2004	16.608	20.879	164,022
First Eagle VFT Overseas Variable Series	01	2003	11.143	16.608	101,720
First Eagle VFT Overseas Variable Series	01	2002	10.000	11.143	8,371

First Eagle VFT Overseas Variable Series	02	2005	20.784	24.853	117,033
First Eagle VFT Overseas Variable Series	02	2004	16.566	20.784	112,372
First Eagle VFT Overseas Variable Series	02	2003	11.138	16.566	102,816
First Eagle VFT Overseas Variable Series	02	2002	10.000	11.138	7,046

First Eagle VFT Overseas Variable Series	03	2005	20.760	24.812	6,018
First Eagle VFT Overseas Variable Series	03	2004	16.555	20.760	6,657
First Eagle VFT Overseas Variable Series	03	2003	11.136	16.555	5,776
First Eagle VFT Overseas Variable Series	03	2002	10.000	11.136	109

First Eagle VFT Overseas Variable Series	04	2005	20.689	24.690	186,298
First Eagle VFT Overseas Variable Series	04	2004	16.524	20.689	223,326
First Eagle VFT Overseas Variable Series	04	2003	11.132	16.524	128,373
First Eagle VFT Overseas Variable Series	04	2002	10.000	11.132	4,174

First Eagle VFT Overseas Variable Series	05	2005	20.665	24.649	1,736
First Eagle VFT Overseas Variable Series	05	2004	16.513	20.665	2,214
First Eagle VFT Overseas Variable Series	05	2003	11.130	16.513	2,795
First Eagle VFT Overseas Variable Series	05	2002	10.000	11.130	0

First Eagle VFT Overseas Variable Series	06	2005	20.594	24.527	15,299
First Eagle VFT Overseas Variable Series	06	2004	16.482	20.594	16,665
First Eagle VFT Overseas Variable Series	06	2003	11.126	16.482	12,672
First Eagle VFT Overseas Variable Series	06	2002	10.000	11.126	0

First Eagle VFT Overseas Variable Series	07	2005	16.939	20.164	29,772
First Eagle VFT Overseas Variable Series	07	2004	13.564	16.939	30,786
First Eagle VFT Overseas Variable Series	07	2003	10.000	13.564	29,342

First Eagle VFT Overseas Variable Series	08	2005	16.883	20.055	5,467
First Eagle VFT Overseas Variable Series	08	2004	13.546	16.883	6,083
First Eagle VFT Overseas Variable Series	08	2003	10.000	13.546	5,043

Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2005	15.481	16.266	1,804
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2004	13.653	15.481	935
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2003	10.689	13.653	466
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2002	10.000	10.689	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2005	15.405	16.155	3,398
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2004	13.614	15.405	4,370
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2003	10.680	13.614	2,732
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2002	10.000	10.680	1,263

Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2005	15.386	16.127	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2004	13.604	15.386	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2003	10.678	13.604	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2002	10.000	10.678	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2005	15.330	16.043	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2004	13.575	15.330	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2003	10.671	13.575	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2002	10.000	10.671	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2005	15.311	16.015	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2004	13.566	15.311	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2003	10.669	13.566	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2002	10.000	10.669	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2005	15.255	15.932	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2004	13.537	15.255	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2003	10.663	13.537	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2002	10.000	10.663	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2005	13.566	14.161	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2004	12.044	13.566	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2003	10.000	12.044	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2005	13.521	14.085	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2004	12.028	13.521	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2003	10.000	12.028	0

Goldman Sachs VIT Capital Growth Fund	01	2005	13.953	14.170	1,181
Goldman Sachs VIT Capital Growth Fund	01	2004	12.966	13.953	9,166
Goldman Sachs VIT Capital Growth Fund	01	2003	10.622	12.966	9,550
Goldman Sachs VIT Capital Growth Fund	01	2002	10.000	10.622	253

Goldman Sachs VIT Capital Growth Fund	02	2005	13.885	14.073	7,938
Goldman Sachs VIT Capital Growth Fund	02	2004	12.929	13.885	18,819
Goldman Sachs VIT Capital Growth Fund	02	2003	10.613	12.929	19,140
Goldman Sachs VIT Capital Growth Fund	02	2002	10.000	10.613	0

Goldman Sachs VIT Capital Growth Fund	03	2005	13.868	14.048	0
Goldman Sachs VIT Capital Growth Fund	03	2004	12.920	13.868	0
Goldman Sachs VIT Capital Growth Fund	03	2003	10.611	12.920	0
Goldman Sachs VIT Capital Growth Fund	03	2002	10.000	10.611	0

Goldman Sachs VIT Capital Growth Fund	04	2005	13.817	13.976	1,351
Goldman Sachs VIT Capital Growth Fund	04	2004	12.892	13.817	1,294
Goldman Sachs VIT Capital Growth Fund	04	2003	10.605	12.892	4,216
Goldman Sachs VIT Capital Growth Fund	04	2002	10.000	10.605	462

Goldman Sachs VIT Capital Growth Fund	05	2005	13.800	13.951	293
Goldman Sachs VIT Capital Growth Fund	05	2004	12.883	13.800	294
Goldman Sachs VIT Capital Growth Fund	05	2003	10.602	12.883	294
Goldman Sachs VIT Capital Growth Fund	05	2002	10.000	10.602	46

Goldman Sachs VIT Capital Growth Fund	06	2005	13.750	13.879	0
Goldman Sachs VIT Capital Growth Fund	06	2004	12.856	13.750	0
Goldman Sachs VIT Capital Growth Fund	06	2003	10.596	12.856	0
Goldman Sachs VIT Capital Growth Fund	06	2002	10.000	10.596	0

Goldman Sachs VIT Capital Growth Fund	07	2005	12.079	12.186	0
Goldman Sachs VIT Capital Growth Fund	07	2004	11.299	12.079	0
Goldman Sachs VIT Capital Growth Fund	07	2003	10.000	11.299	0

Goldman Sachs VIT Capital Growth Fund	08	2005	12.038	12.121	0
Goldman Sachs VIT Capital Growth Fund	08	2004	11.284	12.038	0
Goldman Sachs VIT Capital Growth Fund	08	2003	10.000	11.284	0

Lord Abbett Series Fund Growth and Income	01	2005	15.400	15.686	134,152
Lord Abbett Series Fund Growth and Income	01	2004	13.858	15.400	125,389
Lord Abbett Series Fund Growth and Income	01	2003	10.722	13.858	79,527
Lord Abbett Series Fund Growth and Income	01	2002	10.000	10.722	7,979

Lord Abbett Series Fund Growth and Income	02	2005	15.325	15.578	95,437
Lord Abbett Series Fund Growth and Income	02	2004	13.818	15.325	91,676
Lord Abbett Series Fund Growth and Income	02	2003	10.713	13.818	88,601
Lord Abbett Series Fund Growth and Income	02	2002	10.000	10.713	6,440

Lord Abbett Series Fund Growth and Income	03	2005	15.306	15.551	6,753
Lord Abbett Series Fund Growth and Income	03	2004	13.808	15.306	6,296
Lord Abbett Series Fund Growth and Income	03	2003	10.711	13.808	5,498
Lord Abbett Series Fund Growth and Income	03	2002	10.000	10.711	64

Lord Abbett Series Fund Growth and Income	04	2005	15.250	15.470	130,626
Lord Abbett Series Fund Growth and Income	04	2004	13.779	15.250	134,784
Lord Abbett Series Fund Growth and Income	04	2003	10.704	13.779	128,630
Lord Abbett Series Fund Growth and Income	04	2002	10.000	10.704	4,496

Lord Abbett Series Fund Growth and Income	05	2005	15.231	15.443	2,439
Lord Abbett Series Fund Growth and Income	05	2004	13.769	15.231	2,554
Lord Abbett Series Fund Growth and Income	05	2003	10.702	13.769	2,792
Lord Abbett Series Fund Growth and Income	05	2002	10.000	10.702	187

Lord Abbett Series Fund Growth and Income	06	2005	15.175	15.363	10,431
Lord Abbett Series Fund Growth and Income	06	2004	13.739	15.175	10,025
Lord Abbett Series Fund Growth and Income	06	2003	10.695	13.739	14,581
Lord Abbett Series Fund Growth and Income	06	2002	10.000	10.695	0

Lord Abbett Series Fund Growth and Income	07	2005	13.198	13.355	19,848
Lord Abbett Series Fund Growth and Income	07	2004	11.956	13.198	18,704
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.956	16,373

Lord Abbett Series Fund Growth and Income	08	2005	13.154	13.283	3,476
Lord Abbett Series Fund Growth and Income	08	2004	11.940	13.154	3,563
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.940	2,669

Lord Abbett Series Fund International	01	2005	16.010	20.000	3,508
Lord Abbett Series Fund International	01	2004	13.445	16.010	2,511
Lord Abbett Series Fund International	01	2003	9.649	13.445	2,735
Lord Abbett Series Fund International	01	2002	10.000	9.649	0

Lord Abbett Series Fund International	02	2005	15.932	19.863	2,653
Lord Abbett Series Fund International	02	2004	13.407	15.932	1,317
Lord Abbett Series Fund International	02	2003	9.641	13.407	572
Lord Abbett Series Fund International	02	2002	10.000	9.641	0

Lord Abbett Series Fund International	03	2005	15.912	19.828	278
Lord Abbett Series Fund International	03	2004	13.398	15.912	279
Lord Abbett Series Fund International	03	2003	9.639	13.398	632
Lord Abbett Series Fund International	03	2002	10.000	9.639	0

Lord Abbett Series Fund International	04	2005	15.854	19.726	1,555
Lord Abbett Series Fund International	04	2004	13.369	15.854	1,634
Lord Abbett Series Fund International	04	2003	9.633	13.369	1,696
Lord Abbett Series Fund International	04	2002	10.000	9.633	0

Lord Abbett Series Fund International	05	2005	15.835	19.692	0
Lord Abbett Series Fund International	05	2004	13.359	15.835	0
Lord Abbett Series Fund International	05	2003	9.631	13.359	0
Lord Abbett Series Fund International	05	2002	10.000	9.631	0

Lord Abbett Series Fund International	06	2005	15.776	19.590	0
Lord Abbett Series Fund International	06	2004	13.331	15.776	0
Lord Abbett Series Fund International	06	2003	9.625	13.331	0
Lord Abbett Series Fund International	06	2002	10.000	9.625	0

Lord Abbett Series Fund International	07	2005	15.379	19.086	0
Lord Abbett Series Fund International	07	2004	13.001	15.379	0
Lord Abbett Series Fund International	07	2003	10.000	13.001	0

Lord Abbett Series Fund International	08	2005	15.327	18.984	0
Lord Abbett Series Fund International	08	2004	12.984	15.327	0
Lord Abbett Series Fund International	08	2003	10.000	12.984	0

Lord Abbett Series Fund Mid Cap Value	01	2005	16.083	17.171	132,684
Lord Abbett Series Fund Mid Cap Value	01	2004	13.143	16.083	131,056
Lord Abbett Series Fund Mid Cap Value	01	2003	10.679	13.143	77,336
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	10.679	5,157

Lord Abbett Series Fund Mid Cap Value	02	2005	16.004	17.052	98,873
Lord Abbett Series Fund Mid Cap Value	02	2004	13.106	16.004	89,436
Lord Abbett Series Fund Mid Cap Value	02	2003	10.671	13.106	79,037
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	10.671	3,709

Lord Abbett Series Fund Mid Cap Value	03	2005	15.985	17.023	3,290
Lord Abbett Series Fund Mid Cap Value	03	2004	13.097	15.985	3,488
Lord Abbett Series Fund Mid Cap Value	03	2003	10.668	13.097	3,406
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	10.668	46

Lord Abbett Series Fund Mid Cap Value	04	2005	15.926	16.935	91,645
Lord Abbett Series Fund Mid Cap Value	04	2004	13.069	15.926	92,380
Lord Abbett Series Fund Mid Cap Value	04	2003	10.662	13.069	84,609
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	10.662	4,486

Lord Abbett Series Fund Mid Cap Value	05	2005	15.907	16.906	1,163
Lord Abbett Series Fund Mid Cap Value	05	2004	13.059	15.907	1,298
Lord Abbett Series Fund Mid Cap Value	05	2003	10.660	13.059	1,637
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	10.660	47

Lord Abbett Series Fund Mid Cap Value	06	2005	15.848	16.818	9,193
Lord Abbett Series Fund Mid Cap Value	06	2004	13.031	15.848	16,976
Lord Abbett Series Fund Mid Cap Value	06	2003	10.653	13.031	14,639
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	10.653	0

Lord Abbett Series Fund Mid Cap Value	07	2005	14.737	15.630	18,233
Lord Abbett Series Fund Mid Cap Value	07	2004	12.123	14.737	19,625
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.123	18,718

Lord Abbett Series Fund Mid Cap Value	08	2005	14.687	15.546	3,358
Lord Abbett Series Fund Mid Cap Value	08	2004	12.108	14.687	3,652
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.108	3,260

MFS/Sun Life Capital Appreciation Series S Class	01	2005	14.609	14.504	1,248
MFS/Sun Life Capital Appreciation Series S Class	01	2004	13.368	14.609	1,270
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.558	13.368	817
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	10.558	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	14.538	14.404	9,016
MFS/Sun Life Capital Appreciation Series S Class	02	2004	13.330	14.538	10,710
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.549	13.330	2,202
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	10.549	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	14.520	14.379	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	13.320	14.520	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.547	13.320	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	10.547	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	14.467	14.304	506
MFS/Sun Life Capital Appreciation Series S Class	04	2004	13.292	14.467	506
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.540	13.292	507
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	10.540	0

MFS/Sun Life Capital Appreciation Series S Class	05	2005	14.449	14.280	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	13.282	14.449	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.538	13.282	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	10.538	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	14.396	14.206	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	13.254	14.396	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	10.532	13.254	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	10.532	0

MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.251	12.083	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.285	12.251	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.000	11.285	0

MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.210	12.018	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.270	12.210	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.000	11.270	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	15.101	16.224	777
MFS/Sun Life Emerging Growth Series S Class	01	2004	13.552	15.101	791
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.475	13.552	1,783
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	10.475	46

MFS/Sun Life Emerging Growth Series S Class	02	2005	15.028	16.112	1,787
MFS/Sun Life Emerging Growth Series S Class	02	2004	13.513	15.028	1,977
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.467	13.513	1,550
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	10.467	0

MFS/Sun Life Emerging Growth Series S Class	03	2005	15.009	16.084	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	13.503	15.009	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.464	13.503	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	10.464	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	14.954	16.001	2,696
MFS/Sun Life Emerging Growth Series S Class	04	2004	13.475	14.954	1,725
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.458	13.475	1,085
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	10.458	0

MFS/Sun Life Emerging Growth Series S Class	05	2005	14.936	15.973	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	13.465	14.936	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.456	13.465	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	10.456	0

MFS/Sun Life Emerging Growth Series S Class	06	2005	14.881	15.890	0
MFS/Sun Life Emerging Growth Series S Class	06	2004	13.436	14.881	0
MFS/Sun Life Emerging Growth Series S Class	06	2003	10.449	13.436	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	10.449	0

MFS/Sun Life Emerging Growth Series S Class	07	2005	12.770	13.629	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.536	12.770	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.000	11.536	0

MFS/Sun Life Emerging Growth Series S Class	08	2005	12.727	13.555	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.521	12.727	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.000	11.521	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.521	10.588	26,568
MFS/Sun Life Government Securities Series S Class	01	2004	10.300	10.521	27,057
MFS/Sun Life Government Securities Series S Class	01	2003	10.249	10.300	26,098
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.249	2,790

MFS/Sun Life Government Securities Series S Class	02	2005	10.470	10.515	60,020
MFS/Sun Life Government Securities Series S Class	02	2004	10.271	10.470	60,286
MFS/Sun Life Government Securities Series S Class	02	2003	10.241	10.271	63,523
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.241	15,645

MFS/Sun Life Government Securities Series S Class	03	2005	10.457	10.497	6,590
MFS/Sun Life Government Securities Series S Class	03	2004	10.263	10.457	5,711
MFS/Sun Life Government Securities Series S Class	03	2003	10.239	10.263	9,874
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.239	1,118

MFS/Sun Life Government Securities Series S Class	04	2005	10.419	10.442	52,230
MFS/Sun Life Government Securities Series S Class	04	2004	10.241	10.419	59,452
MFS/Sun Life Government Securities Series S Class	04	2003	10.232	10.241	67,574
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.232	12,232

MFS/Sun Life Government Securities Series S Class	05	2005	10.406	10.424	0
MFS/Sun Life Government Securities Series S Class	05	2004	10.234	10.406	0
MFS/Sun Life Government Securities Series S Class	05	2003	10.230	10.234	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.230	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.368	10.370	3,681
MFS/Sun Life Government Securities Series S Class	06	2004	10.212	10.368	12,551
MFS/Sun Life Government Securities Series S Class	06	2003	10.224	10.212	33,087
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.224	5,035

MFS/Sun Life Government Securities Series S Class	07	2005	10.017	10.015	0
MFS/Sun Life Government Securities Series S Class	07	2004	9.872	10.017	0
MFS/Sun Life Government Securities Series S Class	07	2003	10.000	9.872	0

MFS/Sun Life Government Securities Series S Class	08	2005	9.984	9.961	0
MFS/Sun Life Government Securities Series S Class	08	2004	9.859	9.984	0
MFS/Sun Life Government Securities Series S Class	08	2003	10.000	9.859	0

MFS/Sun Life High Yield Series S Class	01	2005	13.578	13.655	11,496
MFS/Sun Life High Yield Series S Class	01	2004	12.585	13.578	6,151
MFS/Sun Life High Yield Series S Class	01	2003	10.525	12.585	9,369
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.525	353

MFS/Sun Life High Yield Series S Class	02	2005	13.512	13.561	19,493
MFS/Sun Life High Yield Series S Class	02	2004	12.550	13.512	14,067
MFS/Sun Life High Yield Series S Class	02	2003	10.517	12.550	16,263
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.517	1,921

MFS/Sun Life High Yield Series S Class	03	2005	13.496	13.537	200
MFS/Sun Life High Yield Series S Class	03	2004	12.541	13.496	200
MFS/Sun Life High Yield Series S Class	03	2003	10.515	12.541	118
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.515	0

MFS/Sun Life High Yield Series S Class	04	2005	13.446	13.467	6,904
MFS/Sun Life High Yield Series S Class	04	2004	12.514	13.446	9,074
MFS/Sun Life High Yield Series S Class	04	2003	10.508	12.514	9,883
MFS/Sun Life High Yield Series S Class	04	2002	10.000	10.508	1,251

MFS/Sun Life High Yield Series S Class	05	2005	13.430	13.444	0
MFS/Sun Life High Yield Series S Class	05	2004	12.505	13.430	0
MFS/Sun Life High Yield Series S Class	05	2003	10.506	12.505	0
MFS/Sun Life High Yield Series S Class	05	2002	10.000	10.506	0

MFS/Sun Life High Yield Series S Class	06	2005	13.380	13.374	0
MFS/Sun Life High Yield Series S Class	06	2004	12.478	13.380	0
MFS/Sun Life High Yield Series S Class	06	2003	10.499	12.478	0
MFS/Sun Life High Yield Series S Class	06	2002	10.000	10.499	0

MFS/Sun Life High Yield Series S Class	07	2005	11.715	11.703	0
MFS/Sun Life High Yield Series S Class	07	2004	10.930	11.715	0
MFS/Sun Life High Yield Series S Class	07	2003	10.000	10.930	0

MFS/Sun Life High Yield Series S Class	08	2005	11.675	11.640	0
MFS/Sun Life High Yield Series S Class	08	2004	10.916	11.675	0
MFS/Sun Life High Yield Series S Class	08	2003	10.000	10.916	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	13.406	13.775	14,361
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	12.427	13.406	13,095
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.254	12.427	12,985
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	10.254	536

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	13.341	13.680	14,203
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	12.392	13.341	14,039
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.246	12.392	10,031
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	10.246	911

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	13.324	13.657	30
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	12.383	13.324	30
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.244	12.383	31
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	10.244	31

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	13.275	13.586	2,351
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	12.356	13.275	3,557
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.237	12.356	19,918
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	10.237	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	13.259	13.562	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	12.348	13.259	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.235	12.348	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	10.235	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	13.211	13.492	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	12.321	13.211	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	10.229	12.321	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	10.229	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.902	12.149	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.106	11.902	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.000	11.106	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.862	12.084	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.092	11.862	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.000	11.092	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	13.920	14.751	8,694
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	12.628	13.920	10,174
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	10.454	12.628	10,008
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	10.454	501

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	13.852	14.650	5,914
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	12.593	13.852	6,116
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	10.446	12.593	8,330
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	10.446	408

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	13.835	14.625	3,267
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	12.584	13.835	3,293
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	10.443	12.584	3,319
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	10.443	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	13.784	14.549	3,111
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	12.557	13.784	3,114
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	10.437	12.557	3,117
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	10.437	808

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	13.768	14.524	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	12.548	13.768	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	10.435	12.548	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	10.435	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	13.717	14.448	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	12.521	13.717	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	10.428	12.521	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	10.428	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2005	12.464	13.122	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2004	11.383	12.464	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2003	10.000	11.383	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2005	12.422	13.051	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2004	11.368	12.422	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2003	10.000	11.368	0

MFS/Sun Life New Discovery Series S Class	01	2005	14.506	15.020	102,392
MFS/Sun Life New Discovery Series S Class	01	2004	13.716	14.506	107,661
MFS/Sun Life New Discovery Series S Class	01	2003	10.298	13.716	65,253
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	10.298	5,457

MFS/Sun Life New Discovery Series S Class	02	2005	14.436	14.917	74,610
MFS/Sun Life New Discovery Series S Class	02	2004	13.677	14.436	84,659
MFS/Sun Life New Discovery Series S Class	02	2003	10.289	13.677	77,898
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	10.289	4,628

MFS/Sun Life New Discovery Series S Class	03	2005	14.418	14.891	2,403
MFS/Sun Life New Discovery Series S Class	03	2004	13.667	14.418	2,483
MFS/Sun Life New Discovery Series S Class	03	2003	10.287	13.667	2,087
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	10.287	76

MFS/Sun Life New Discovery Series S Class	04	2005	14.365	14.814	95,535
MFS/Sun Life New Discovery Series S Class	04	2004	13.638	14.365	101,372
MFS/Sun Life New Discovery Series S Class	04	2003	10.281	13.638	88,544
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	10.281	3,317

MFS/Sun Life New Discovery Series S Class	05	2005	14.348	14.789	1,468
MFS/Sun Life New Discovery Series S Class	05	2004	13.628	14.348	1,654
MFS/Sun Life New Discovery Series S Class	05	2003	10.279	13.628	1,766
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	10.279	0

MFS/Sun Life New Discovery Series S Class	06	2005	14.295	14.712	11,465
MFS/Sun Life New Discovery Series S Class	06	2004	13.599	14.295	18,018
MFS/Sun Life New Discovery Series S Class	06	2003	10.272	13.599	13,567
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	10.272	0

MFS/Sun Life New Discovery Series S Class	07	2005	12.963	13.334	20,008
MFS/Sun Life New Discovery Series S Class	07	2004	12.338	12.963	19,443
MFS/Sun Life New Discovery Series S Class	07	2003	10.000	12.338	15,725

MFS/Sun Life New Discovery Series S Class	08	2005	12.919	13.262	3,631
MFS/Sun Life New Discovery Series S Class	08	2004	12.322	12.919	3,841
MFS/Sun Life New Discovery Series S Class	08	2003	10.000	12.322	2,626

MFS/Sun Life Total Return Series S Class	01	2005	13.306	13.496	62,368
MFS/Sun Life Total Return Series S Class	01	2004	12.136	13.306	68,679
MFS/Sun Life Total Return Series S Class	01	2003	10.530	12.136	58,639
MFS/Sun Life Total Return Series S Class	01	2002	10.000	10.530	2,567

MFS/Sun Life Total Return Series S Class	02	2005	13.241	13.403	93,704
MFS/Sun Life Total Return Series S Class	02	2004	12.101	13.241	95,384
MFS/Sun Life Total Return Series S Class	02	2003	10.521	12.101	68,482
MFS/Sun Life Total Return Series S Class	02	2002	10.000	10.521	5,901

MFS/Sun Life Total Return Series S Class	03	2005	13.225	13.380	4,098
MFS/Sun Life Total Return Series S Class	03	2004	12.093	13.225	3,586
MFS/Sun Life Total Return Series S Class	03	2003	10.519	12.093	3,233
MFS/Sun Life Total Return Series S Class	03	2002	10.000	10.519	0

MFS/Sun Life Total Return Series S Class	04	2005	13.176	13.310	355,188
MFS/Sun Life Total Return Series S Class	04	2004	12.067	13.176	391,295
MFS/Sun Life Total Return Series S Class	04	2003	10.512	12.067	262,819
MFS/Sun Life Total Return Series S Class	04	2002	10.000	10.512	8,315

MFS/Sun Life Total Return Series S Class	05	2005	13.160	13.287	0
MFS/Sun Life Total Return Series S Class	05	2004	12.058	13.160	0
MFS/Sun Life Total Return Series S Class	05	2003	10.510	12.058	0
MFS/Sun Life Total Return Series S Class	05	2002	10.000	10.510	0

MFS/Sun Life Total Return Series S Class	06	2005	13.112	13.218	28,123
MFS/Sun Life Total Return Series S Class	06	2004	12.032	13.112	30,084
MFS/Sun Life Total Return Series S Class	06	2003	10.504	12.032	52,682
MFS/Sun Life Total Return Series S Class	06	2002	10.000	10.504	0

MFS/Sun Life Total Return Series S Class	07	2005	11.990	12.081	30,601
MFS/Sun Life Total Return Series S Class	07	2004	11.008	11.990	33,244
MFS/Sun Life Total Return Series S Class	07	2003	10.000	11.008	24,134

MFS/Sun Life Total Return Series S Class	08	2005	11.950	12.016	0
MFS/Sun Life Total Return Series S Class	08	2004	10.994	11.950	0
MFS/Sun Life Total Return Series S Class	08	2003	10.000	10.994	0

MFS/Sun Life Utilities Series S Class	01	2005	19.078	22.016	3,623
MFS/Sun Life Utilities Series S Class	01	2004	14.875	19.078	1,701
MFS/Sun Life Utilities Series S Class	01	2003	11.085	14.875	1,917
MFS/Sun Life Utilities Series S Class	01	2002	10.000	11.085	0

MFS/Sun Life Utilities Series S Class	02	2005	18.985	21.864	4,621
MFS/Sun Life Utilities Series S Class	02	2004	14.833	18.985	3,086
MFS/Sun Life Utilities Series S Class	02	2003	11.076	14.833	2,396
MFS/Sun Life Utilities Series S Class	02	2002	10.000	11.076	278

MFS/Sun Life Utilities Series S Class	03	2005	18.962	21.827	0
MFS/Sun Life Utilities Series S Class	03	2004	14.822	18.962	0
MFS/Sun Life Utilities Series S Class	03	2003	11.073	14.822	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	11.073	0

MFS/Sun Life Utilities Series S Class	04	2005	18.893	21.714	2,807
MFS/Sun Life Utilities Series S Class	04	2004	14.790	18.893	1,989
MFS/Sun Life Utilities Series S Class	04	2003	11.066	14.790	937
MFS/Sun Life Utilities Series S Class	04	2002	10.000	11.066	0

MFS/Sun Life Utilities Series S Class	05	2005	18.870	21.676	0
MFS/Sun Life Utilities Series S Class	05	2004	14.780	18.870	0
MFS/Sun Life Utilities Series S Class	05	2003	11.064	14.780	0
MFS/Sun Life Utilities Series S Class	05	2002	10.000	11.064	0

MFS/Sun Life Utilities Series S Class	06	2005	18.800	21.564	0
MFS/Sun Life Utilities Series S Class	06	2004	14.748	18.800	0
MFS/Sun Life Utilities Series S Class	06	2003	11.057	14.748	0
MFS/Sun Life Utilities Series S Class	06	2002	10.000	11.057	0

MFS/Sun Life Utilities Series S Class	07	2005	15.289	17.528	0
MFS/Sun Life Utilities Series S Class	07	2004	12.000	15.289	0
MFS/Sun Life Utilities Series S Class	07	2003	10.000	12.000	0

MFS/Sun Life Utilities Series S Class	08	2005	15.238	17.433	0
MFS/Sun Life Utilities Series S Class	08	2004	11.984	15.238	0
MFS/Sun Life Utilities Series S Class	08	2003	10.000	11.984	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.711	18.264	132,156
PIMCO Emerging Markets Bond Portfolio	01	2004	15.109	16.711	126,460
PIMCO Emerging Markets Bond Portfolio	01	2003	11.630	15.109	66,919
PIMCO Emerging Markets Bond Portfolio	01	2002	10.000	11.630	5,307

PIMCO Emerging Markets Bond Portfolio	02	2005	16.635	18.144	65,529
PIMCO Emerging Markets Bond Portfolio	02	2004	15.071	16.635	64,801
PIMCO Emerging Markets Bond Portfolio	02	2003	11.624	15.071	58,747
PIMCO Emerging Markets Bond Portfolio	02	2002	10.000	11.624	8,815

PIMCO Emerging Markets Bond Portfolio	03	2005	16.616	18.114	3,780
PIMCO Emerging Markets Bond Portfolio	03	2004	15.061	16.616	4,093
PIMCO Emerging Markets Bond Portfolio	03	2003	11.623	15.061	3,969
PIMCO Emerging Markets Bond Portfolio	03	2002	10.000	11.623	690

PIMCO Emerging Markets Bond Portfolio	04	2005	16.559	18.025	76,550
PIMCO Emerging Markets Bond Portfolio	04	2004	15.033	16.559	78,774
PIMCO Emerging Markets Bond Portfolio	04	2003	11.618	15.033	69,033
PIMCO Emerging Markets Bond Portfolio	04	2002	10.000	11.618	3,421

PIMCO Emerging Markets Bond Portfolio	05	2005	16.540	17.995	1,240
PIMCO Emerging Markets Bond Portfolio	05	2004	15.023	16.540	1,411
PIMCO Emerging Markets Bond Portfolio	05	2003	11.617	15.023	1,665
PIMCO Emerging Markets Bond Portfolio	05	2002	10.000	11.617	0

PIMCO Emerging Markets Bond Portfolio	06	2005	16.483	17.906	12,150
PIMCO Emerging Markets Bond Portfolio	06	2004	14.994	16.483	12,211
PIMCO Emerging Markets Bond Portfolio	06	2003	11.612	14.994	8,824
PIMCO Emerging Markets Bond Portfolio	06	2002	10.000	11.612	0

PIMCO Emerging Markets Bond Portfolio	07	2005	11.695	12.697	27,456
PIMCO Emerging Markets Bond Portfolio	07	2004	10.644	11.695	28,040
PIMCO Emerging Markets Bond Portfolio	07	2003	10.000	10.644	24,263

PIMCO Emerging Markets Bond Portfolio	08	2005	11.655	12.629	4,832
PIMCO Emerging Markets Bond Portfolio	08	2004	10.630	11.655	5,167
PIMCO Emerging Markets Bond Portfolio	08	2003	10.000	10.630	4,030

PIMCO High Yield Portfolio	01	2005	14.200	14.587	190,961
PIMCO High Yield Portfolio	01	2004	13.138	14.200	189,909
PIMCO High Yield Portfolio	01	2003	10.836	13.138	101,658
PIMCO High Yield Portfolio	01	2002	10.000	10.836	7,150

PIMCO High Yield Portfolio	02	2005	14.135	14.491	95,213
PIMCO High Yield Portfolio	02	2004	13.105	14.135	94,251
PIMCO High Yield Portfolio	02	2003	10.830	13.105	81,690
PIMCO High Yield Portfolio	02	2002	10.000	10.830	7,237

PIMCO High Yield Portfolio	03	2005	14.119	14.467	5,140
PIMCO High Yield Portfolio	03	2004	13.097	14.119	5,294
PIMCO High Yield Portfolio	03	2003	10.829	13.097	5,016
PIMCO High Yield Portfolio	03	2002	10.000	10.829	688

PIMCO High Yield Portfolio	04	2005	14.071	14.395	125,446
PIMCO High Yield Portfolio	04	2004	13.072	14.071	123,432
PIMCO High Yield Portfolio	04	2003	10.825	13.072	104,925
PIMCO High Yield Portfolio	04	2002	10.000	10.825	3,179

PIMCO High Yield Portfolio	05	2005	14.054	14.372	2,437
PIMCO High Yield Portfolio	05	2004	13.063	14.054	2,563
PIMCO High Yield Portfolio	05	2003	10.823	13.063	2,861
PIMCO High Yield Portfolio	05	2002	10.000	10.823	95

PIMCO High Yield Portfolio	06	2005	14.006	14.300	17,706
PIMCO High Yield Portfolio	06	2004	13.038	14.006	24,076
PIMCO High Yield Portfolio	06	2003	10.819	13.038	19,033
PIMCO High Yield Portfolio	06	2002	10.000	10.819	0

PIMCO High Yield Portfolio	07	2005	11.573	11.810	34,519
PIMCO High Yield Portfolio	07	2004	10.779	11.573	33,342
PIMCO High Yield Portfolio	07	2003	10.000	10.779	28,249

PIMCO High Yield Portfolio	08	2005	11.534	11.747	6,233
PIMCO High Yield Portfolio	08	2004	10.765	11.534	6,248
PIMCO High Yield Portfolio	08	2003	10.000	10.765	4,763

PIMCO Real Return Portfolio	01	2005	11.635	11.719	32,636
PIMCO Real Return Portfolio	01	2004	10.829	11.635	28,445
PIMCO Real Return Portfolio	01	2003	10.084	10.829	25,684
PIMCO Real Return Portfolio	01	2002	10.000	10.084	588

PIMCO Real Return Portfolio	02	2005	11.582	11.642	43,545
PIMCO Real Return Portfolio	02	2004	10.801	11.582	37,162
PIMCO Real Return Portfolio	02	2003	10.079	10.801	24,769
PIMCO Real Return Portfolio	02	2002	10.000	10.079	167

PIMCO Real Return Portfolio	03	2005	11.568	11.623	5,200
PIMCO Real Return Portfolio	03	2004	10.794	11.568	5,422
PIMCO Real Return Portfolio	03	2003	10.077	10.794	4,659
PIMCO Real Return Portfolio	03	2002	10.000	10.077	638

PIMCO Real Return Portfolio	04	2005	11.529	11.565	7,767
PIMCO Real Return Portfolio	04	2004	10.774	11.529	4,613
PIMCO Real Return Portfolio	04	2003	10.074	10.774	1,482
PIMCO Real Return Portfolio	04	2002	10.000	10.074	0

PIMCO Real Return Portfolio	05	2005	11.515	11.546	1,223
PIMCO Real Return Portfolio	05	2004	10.767	11.515	1,223
PIMCO Real Return Portfolio	05	2003	10.072	10.767	1,224
PIMCO Real Return Portfolio	05	2002	10.000	10.072	208

PIMCO Real Return Portfolio	06	2005	11.476	11.489	0
PIMCO Real Return Portfolio	06	2004	10.746	11.476	0
PIMCO Real Return Portfolio	06	2003	10.068	10.746	0
PIMCO Real Return Portfolio	06	2002	10.000	10.068	0

PIMCO Real Return Portfolio	07	2005	10.873	10.880	0
PIMCO Real Return Portfolio	07	2004	10.187	10.873	0
PIMCO Real Return Portfolio	07	2003	10.000	10.187	0

PIMCO Real Return Portfolio	08	2005	10.837	10.821	0
PIMCO Real Return Portfolio	08	2004	10.174	10.837	0
PIMCO Real Return Portfolio	08	2003	10.000	10.174	0

PIMCO Total Return Portfolio	01	2005	10.955	11.073	512,893
PIMCO Total Return Portfolio	01	2004	10.588	10.955	560,713
PIMCO Total Return Portfolio	01	2003	10.217	10.588	252,453
PIMCO Total Return Portfolio	01	2002	10.000	10.217	11,500

PIMCO Total Return Portfolio	02	2005	10.905	11.000	194,232
PIMCO Total Return Portfolio	02	2004	10.561	10.905	204,377
PIMCO Total Return Portfolio	02	2003	10.212	10.561	189,121
PIMCO Total Return Portfolio	02	2002	10.000	10.212	31,409

PIMCO Total Return Portfolio	03	2005	10.893	10.982	6,924
PIMCO Total Return Portfolio	03	2004	10.554	10.893	7,000
PIMCO Total Return Portfolio	03	2003	10.211	10.554	6,445
PIMCO Total Return Portfolio	03	2002	10.000	10.211	801

PIMCO Total Return Portfolio	04	2005	10.855	10.927	191,211
PIMCO Total Return Portfolio	04	2004	10.534	10.855	192,976
PIMCO Total Return Portfolio	04	2003	10.207	10.534	167,230
PIMCO Total Return Portfolio	04	2002	10.000	10.207	9,025

PIMCO Total Return Portfolio	05	2005	10.843	10.909	3,772
PIMCO Total Return Portfolio	05	2004	10.527	10.843	3,872
PIMCO Total Return Portfolio	05	2003	10.205	10.527	4,536
PIMCO Total Return Portfolio	05	2002	10.000	10.205	253

PIMCO Total Return Portfolio	06	2005	10.806	10.855	35,314
PIMCO Total Return Portfolio	06	2004	10.507	10.806	42,922
PIMCO Total Return Portfolio	06	2003	10.201	10.507	37,529
PIMCO Total Return Portfolio	06	2002	10.000	10.201	0

PIMCO Total Return Portfolio	07	2005	10.268	10.310	52,026
PIMCO Total Return Portfolio	07	2004	9.989	10.268	55,962
PIMCO Total Return Portfolio	07	2003	10.000	9.989	46,605

PIMCO Total Return Portfolio	08	2005	10.233	10.254	8,006
PIMCO Total Return Portfolio	08	2004	9.976	10.233	7,859
PIMCO Total Return Portfolio	08	2003	10.000	9.976	6,634

Rydex VT Nova Fund	01	2005	16.421	16.842	0
Rydex VT Nova Fund	01	2004	14.523	16.421	0
Rydex VT Nova Fund	01	2003	10.576	14.523	0
Rydex VT Nova Fund	01	2002	10.000	10.576	0

Rydex VT Nova Fund	02	2005	16.341	16.727	640
Rydex VT Nova Fund	02	2004	14.481	16.341	97
Rydex VT Nova Fund	02	2003	10.568	14.481	87
Rydex VT Nova Fund	02	2002	10.000	10.568	0

Rydex VT Nova Fund	03	2005	16.321	16.698	0
Rydex VT Nova Fund	03	2004	14.471	16.321	0
Rydex VT Nova Fund	03	2003	10.566	14.471	0
Rydex VT Nova Fund	03	2002	10.000	10.566	0

Rydex VT Nova Fund	04	2005	16.261	16.611	707
Rydex VT Nova Fund	04	2004	14.440	16.261	879
Rydex VT Nova Fund	04	2003	10.559	14.440	277
Rydex VT Nova Fund	04	2002	10.000	10.559	0

Rydex VT Nova Fund	05	2005	16.241	16.583	0
Rydex VT Nova Fund	05	2004	14.430	16.241	0
Rydex VT Nova Fund	05	2003	10.557	14.430	0
Rydex VT Nova Fund	05	2002	10.000	10.557	0

Rydex VT Nova Fund	06	2005	16.182	16.496	0
Rydex VT Nova Fund	06	2004	14.399	16.182	0
Rydex VT Nova Fund	06	2003	10.550	14.399	0
Rydex VT Nova Fund	06	2002	10.000	10.550	0

Rydex VT Nova Fund	07	2005	14.101	14.367	0
Rydex VT Nova Fund	07	2004	12.553	14.101	0
Rydex VT Nova Fund	07	2003	10.000	12.553	0

Rydex VT Nova Fund	08	2005	14.053	14.290	0
Rydex VT Nova Fund	08	2004	12.537	14.053	0
Rydex VT Nova Fund	08	2003	10.000	12.537	0

Rydex VT OTC Fund	01	2005	17.474	17.431	19
Rydex VT OTC Fund	01	2004	16.200	17.474	19
Rydex VT OTC Fund	01	2003	11.293	16.200	19
Rydex VT OTC Fund	01	2002	10.000	11.293	0

Rydex VT OTC Fund	02	2005	17.389	17.311	2,580
Rydex VT OTC Fund	02	2004	16.154	17.389	4,889
Rydex VT OTC Fund	02	2003	11.283	16.154	5,100
Rydex VT OTC Fund	02	2002	10.000	11.283	151

Rydex VT OTC Fund	03	2005	17.368	17.281	27
Rydex VT OTC Fund	03	2004	16.142	17.368	27
Rydex VT OTC Fund	03	2003	11.281	16.142	28
Rydex VT OTC Fund	03	2002	10.000	11.281	28

Rydex VT OTC Fund	04	2005	17.304	17.191	548
Rydex VT OTC Fund	04	2004	16.108	17.304	549
Rydex VT OTC Fund	04	2003	11.274	16.108	516
Rydex VT OTC Fund	04	2002	10.000	11.274	0

Rydex VT OTC Fund	05	2005	17.283	17.162	0
Rydex VT OTC Fund	05	2004	16.096	17.283	0
Rydex VT OTC Fund	05	2003	11.272	16.096	0
Rydex VT OTC Fund	05	2002	10.000	11.272	0

Rydex VT OTC Fund	06	2005	17.220	17.073	0
Rydex VT OTC Fund	06	2004	16.062	17.220	0
Rydex VT OTC Fund	06	2003	11.265	16.062	584
Rydex VT OTC Fund	06	2002	10.000	11.265	0

Rydex VT OTC Fund	07	2005	13.121	13.002	0
Rydex VT OTC Fund	07	2004	12.245	13.121	0
Rydex VT OTC Fund	07	2003	10.000	12.245	0

Rydex VT OTC Fund	08	2005	13.077	12.932	0
Rydex VT OTC Fund	08	2004	12.229	13.077	0
Rydex VT OTC Fund	08	2003	10.000	12.229	0

Sun Cap Value Small Cap Portfolio	01	2005	16.373	16.852	104,108
Sun Cap Value Small Cap Portfolio	01	2004	14.015	16.373	101,473
Sun Cap Value Small Cap Portfolio	01	2003	10.031	14.015	64,643
Sun Cap Value Small Cap Portfolio	01	2002	10.000	10.031	5,622

Sun Cap Value Small Cap Portfolio	02	2005	16.293	16.736	68,541
Sun Cap Value Small Cap Portfolio	02	2004	13.975	16.293	72,834
Sun Cap Value Small Cap Portfolio	02	2003	10.023	13.975	72,262
Sun Cap Value Small Cap Portfolio	02	2002	10.000	10.023	5,165

Sun Cap Value Small Cap Portfolio	03	2005	16.273	16.707	2,628
Sun Cap Value Small Cap Portfolio	03	2004	13.965	16.273	2,656
Sun Cap Value Small Cap Portfolio	03	2003	10.021	13.965	2,088
Sun Cap Value Small Cap Portfolio	03	2002	10.000	10.021	112

Sun Cap Value Small Cap Portfolio	04	2005	16.214	16.621	82,064
Sun Cap Value Small Cap Portfolio	04	2004	13.935	16.214	85,160
Sun Cap Value Small Cap Portfolio	04	2003	10.015	13.935	75,228
Sun Cap Value Small Cap Portfolio	04	2002	10.000	10.015	2,809

Sun Cap Value Small Cap Portfolio	05	2005	16.194	16.592	1,336
Sun Cap Value Small Cap Portfolio	05	2004	13.925	16.194	1,473
Sun Cap Value Small Cap Portfolio	05	2003	10.013	13.925	1,739
Sun Cap Value Small Cap Portfolio	05	2002	10.000	10.013	0

Sun Cap Value Small Cap Portfolio	06	2005	16.134	16.506	12,010
Sun Cap Value Small Cap Portfolio	06	2004	13.895	16.134	11,783
Sun Cap Value Small Cap Portfolio	06	2003	10.006	13.895	8,668
Sun Cap Value Small Cap Portfolio	06	2002	10.000	10.006	0

Sun Cap Value Small Cap Portfolio	07	2005	15.201	15.543	17,528
Sun Cap Value Small Cap Portfolio	07	2004	13.098	15.201	16,735
Sun Cap Value Small Cap Portfolio	07	2003	10.000	13.098	14,974

Sun Cap Value Small Cap Portfolio	08	2005	15.150	15.460	3,180
Sun Cap Value Small Cap Portfolio	08	2004	13.081	15.150	3,293
Sun Cap Value Small Cap Portfolio	08	2003	10.000	13.081	2,513

Sun Capital All Cap Fund	01	2005	20.063	19.652	1,525
Sun Capital All Cap Fund	01	2004	16.894	20.063	1,651
Sun Capital All Cap Fund	01	2003	11.201	16.894	589
Sun Capital All Cap Fund	01	2002	10.000	11.201	0

Sun Capital All Cap Fund	02	2005	19.966	19.516	7,068
Sun Capital All Cap Fund	02	2004	16.846	19.966	9,138
Sun Capital All Cap Fund	02	2003	11.192	16.846	1,910
Sun Capital All Cap Fund	02	2002	10.000	11.192	0

Sun Capital All Cap Fund	03	2005	19.941	19.483	527
Sun Capital All Cap Fund	03	2004	16.834	19.941	529
Sun Capital All Cap Fund	03	2003	11.190	16.834	190
Sun Capital All Cap Fund	03	2002	10.000	11.190	0

Sun Capital All Cap Fund	04	2005	19.868	19.382	2,200
Sun Capital All Cap Fund	04	2004	16.798	19.868	2,329
Sun Capital All Cap Fund	04	2003	11.183	16.798	428
Sun Capital All Cap Fund	04	2002	10.000	11.183	0

Sun Capital All Cap Fund	05	2005	19.844	19.348	0
Sun Capital All Cap Fund	05	2004	16.786	19.844	0
Sun Capital All Cap Fund	05	2003	11.180	16.786	0
Sun Capital All Cap Fund	05	2002	10.000	11.180	0

Sun Capital All Cap Fund	06	2005	19.771	19.248	2,180
Sun Capital All Cap Fund	06	2004	16.750	19.771	2,181
Sun Capital All Cap Fund	06	2003	11.173	16.750	946
Sun Capital All Cap Fund	06	2002	10.000	11.173	0

Sun Capital All Cap Fund	07	2005	15.018	14.613	0
Sun Capital All Cap Fund	07	2004	12.729	15.018	0
Sun Capital All Cap Fund	07	2003	10.000	12.729	0

Sun Capital All Cap Fund	08	2005	14.967	14.534	0
Sun Capital All Cap Fund	08	2004	12.713	14.967	0
Sun Capital All Cap Fund	08	2003	10.000	12.713	0

Sun Capital Blue Chip Mid	01	2005	16.112	18.536	42,982
Sun Capital Blue Chip Mid	01	2004	14.063	16.112	43,996
Sun Capital Blue Chip Mid	01	2003	10.475	14.063	29,660
Sun Capital Blue Chip Mid	01	2002	10.000	10.475	3,074

Sun Capital Blue Chip Mid	02	2005	16.034	18.408	31,493
Sun Capital Blue Chip Mid	02	2004	14.023	16.034	33,753
Sun Capital Blue Chip Mid	02	2003	10.466	14.023	38,916
Sun Capital Blue Chip Mid	02	2002	10.000	10.466	3,721

Sun Capital Blue Chip Mid	03	2005	16.014	18.376	819
Sun Capital Blue Chip Mid	03	2004	14.013	16.014	886
Sun Capital Blue Chip Mid	03	2003	10.464	14.013	689
Sun Capital Blue Chip Mid	03	2002	10.000	10.464	47

Sun Capital Blue Chip Mid	04	2005	15.956	18.281	53,188
Sun Capital Blue Chip Mid	04	2004	13.983	15.956	60,090
Sun Capital Blue Chip Mid	04	2003	10.457	13.983	50,018
Sun Capital Blue Chip Mid	04	2002	10.000	10.457	2,791

Sun Capital Blue Chip Mid	05	2005	15.936	18.250	936
Sun Capital Blue Chip Mid	05	2004	13.973	15.936	1,158
Sun Capital Blue Chip Mid	05	2003	10.455	13.973	1,280
Sun Capital Blue Chip Mid	05	2002	10.000	10.455	0

Sun Capital Blue Chip Mid	06	2005	15.878	18.155	5,751
Sun Capital Blue Chip Mid	06	2004	13.943	15.878	6,329
Sun Capital Blue Chip Mid	06	2003	10.449	13.943	4,460
Sun Capital Blue Chip Mid	06	2002	10.000	10.449	0

Sun Capital Blue Chip Mid	07	2005	13.843	15.821	6,651
Sun Capital Blue Chip Mid	07	2004	12.163	13.843	5,850
Sun Capital Blue Chip Mid	07	2003	10.000	12.163	5,099

Sun Capital Blue Chip Mid	08	2005	13.797	15.736	1,102
Sun Capital Blue Chip Mid	08	2004	12.147	13.797	1,275
Sun Capital Blue Chip Mid	08	2003	10.000	12.147	662

Sun Capital Davis Venture Value Fund	01	2005	15.046	16.288	27,286
Sun Capital Davis Venture Value Fund	01	2004	13.564	15.046	24,679
Sun Capital Davis Venture Value Fund	01	2003	10.535	13.564	18,966
Sun Capital Davis Venture Value Fund	01	2002	10.000	10.535	2,831

Sun Capital Davis Venture Value Fund	02	2005	14.973	16.175	43,353
Sun Capital Davis Venture Value Fund	02	2004	13.525	14.973	37,024
Sun Capital Davis Venture Value Fund	02	2003	10.527	13.525	31,293
Sun Capital Davis Venture Value Fund	02	2002	10.000	10.527	5,580

Sun Capital Davis Venture Value Fund	03	2005	14.955	16.148	433
Sun Capital Davis Venture Value Fund	03	2004	13.515	14.955	435
Sun Capital Davis Venture Value Fund	03	2003	10.525	13.515	0
Sun Capital Davis Venture Value Fund	03	2002	10.000	10.525	0

Sun Capital Davis Venture Value Fund	04	2005	14.900	16.064	25,425
Sun Capital Davis Venture Value Fund	04	2004	13.486	14.900	25,587
Sun Capital Davis Venture Value Fund	04	2003	10.518	13.486	23,672
Sun Capital Davis Venture Value Fund	04	2002	10.000	10.518	0

Sun Capital Davis Venture Value Fund	05	2005	14.882	16.036	0
Sun Capital Davis Venture Value Fund	05	2004	13.477	14.882	0
Sun Capital Davis Venture Value Fund	05	2003	10.516	13.477	0
Sun Capital Davis Venture Value Fund	05	2002	10.000	10.516	0

Sun Capital Davis Venture Value Fund	06	2005	14.827	15.953	1,320
Sun Capital Davis Venture Value Fund	06	2004	13.448	14.827	1,321
Sun Capital Davis Venture Value Fund	06	2003	10.509	13.448	1,322
Sun Capital Davis Venture Value Fund	06	2002	10.000	10.509	0

Sun Capital Davis Venture Value Fund	07	2005	13.392	14.402	0
Sun Capital Davis Venture Value Fund	07	2004	12.153	13.392	0
Sun Capital Davis Venture Value Fund	07	2003	10.000	12.153	0

Sun Capital Davis Venture Value Fund	08	2005	13.347	14.324	0
Sun Capital Davis Venture Value Fund	08	2004	12.137	13.347	0
Sun Capital Davis Venture Value Fund	08	2003	10.000	12.137	0

Sun Capital Investment Grade Bond Fund	01	2005	11.776	11.846	14,065
Sun Capital Investment Grade Bond Fund	01	2004	11.217	11.776	16,099
Sun Capital Investment Grade Bond Fund	01	2003	10.370	11.217	20,784
Sun Capital Investment Grade Bond Fund	01	2002	10.000	10.370	1,453

Sun Capital Investment Grade Bond Fund	02	2005	11.719	11.764	14,939
Sun Capital Investment Grade Bond Fund	02	2004	11.185	11.719	14,902
Sun Capital Investment Grade Bond Fund	02	2003	10.362	11.185	14,906
Sun Capital Investment Grade Bond Fund	02	2002	10.000	10.362	2,548

Sun Capital Investment Grade Bond Fund	03	2005	11.704	11.744	4,351
Sun Capital Investment Grade Bond Fund	03	2004	11.177	11.704	4,357
Sun Capital Investment Grade Bond Fund	03	2003	10.359	11.177	4,272
Sun Capital Investment Grade Bond Fund	03	2002	10.000	10.359	527

Sun Capital Investment Grade Bond Fund	04	2005	11.661	11.683	7,844
Sun Capital Investment Grade Bond Fund	04	2004	11.154	11.661	11,973
Sun Capital Investment Grade Bond Fund	04	2003	10.353	11.154	12,884
Sun Capital Investment Grade Bond Fund	04	2002	10.000	10.353	1,813

Sun Capital Investment Grade Bond Fund	05	2005	11.647	11.663	295
Sun Capital Investment Grade Bond Fund	05	2004	11.146	11.647	295
Sun Capital Investment Grade Bond Fund	05	2003	10.351	11.146	296
Sun Capital Investment Grade Bond Fund	05	2002	10.000	10.351	49

Sun Capital Investment Grade Bond Fund	06	2005	11.604	11.602	0
Sun Capital Investment Grade Bond Fund	06	2004	11.122	11.604	0
Sun Capital Investment Grade Bond Fund	06	2003	10.344	11.122	0
Sun Capital Investment Grade Bond Fund	06	2002	10.000	10.344	0

Sun Capital Investment Grade Bond Fund	07	2005	10.661	10.653	0
Sun Capital Investment Grade Bond Fund	07	2004	10.223	10.661	0
Sun Capital Investment Grade Bond Fund	07	2003	10.000	10.223	0

Sun Capital Investment Grade Bond Fund	08	2005	10.625	10.596	0
Sun Capital Investment Grade Bond Fund	08	2004	10.209	10.625	0
Sun Capital Investment Grade Bond Fund	08	2003	10.000	10.209	0

Sun Capital Money Market Fund	01	2005	9.843	9.979	79,576
Sun Capital Money Market Fund	01	2004	9.905	9.843	144,633
Sun Capital Money Market Fund	01	2003	9.986	9.905	48,681
Sun Capital Money Market Fund	01	2002	10.000	9.986	384

Sun Capital Money Market Fund	02	2005	9.795	9.910	136,596
Sun Capital Money Market Fund	02	2004	9.877	9.795	186,929
Sun Capital Money Market Fund	02	2003	9.978	9.877	85,075
Sun Capital Money Market Fund	02	2002	10.000	9.978	19,077

Sun Capital Money Market Fund	03	2005	9.783	9.893	1,451
Sun Capital Money Market Fund	03	2004	9.870	9.783	3,903
Sun Capital Money Market Fund	03	2003	9.976	9.870	1,149
Sun Capital Money Market Fund	03	2002	10.000	9.976	0

Sun Capital Money Market Fund	04	2005	9.748	9.842	31,939
Sun Capital Money Market Fund	04	2004	9.849	9.748	79,484
Sun Capital Money Market Fund	04	2003	9.970	9.849	27,233
Sun Capital Money Market Fund	04	2002	10.000	9.970	2,085

Sun Capital Money Market Fund	05	2005	9.736	9.825	626
Sun Capital Money Market Fund	05	2004	9.842	9.736	626
Sun Capital Money Market Fund	05	2003	9.968	9.842	849
Sun Capital Money Market Fund	05	2002	10.000	9.968	102

Sun Capital Money Market Fund	06	2005	9.700	9.774	101,373
Sun Capital Money Market Fund	06	2004	9.821	9.700	6,872
Sun Capital Money Market Fund	06	2003	9.961	9.821	5,679
Sun Capital Money Market Fund	06	2002	10.000	9.961	0

Sun Capital Money Market Fund	07	2005	9.774	9.843	7,424
Sun Capital Money Market Fund	07	2004	9.901	9.774	15,109
Sun Capital Money Market Fund	07	2003	10.000	9.901	12,123

Sun Capital Money Market Fund	08	2005	9.742	9.791	1,158
Sun Capital Money Market Fund	08	2004	9.888	9.742	1,920
Sun Capital Money Market Fund	08	2003	10.000	9.888	1,720

Sun Capital Real Estate Fund	01	2005	17.799	19.258	83,325
Sun Capital Real Estate Fund	01	2004	13.534	17.799	81,263
Sun Capital Real Estate Fund	01	2003	10.091	13.534	59,543
Sun Capital Real Estate Fund	01	2002	10.000	10.091	3,862

Sun Capital Real Estate Fund	02	2005	17.712	19.125	37,700
Sun Capital Real Estate Fund	02	2004	13.495	17.712	40,117
Sun Capital Real Estate Fund	02	2003	10.083	13.495	49,136
Sun Capital Real Estate Fund	02	2002	10.000	10.083	4,415

Sun Capital Real Estate Fund	03	2005	17.691	19.092	1,456
Sun Capital Real Estate Fund	03	2004	13.486	17.691	2,174
Sun Capital Real Estate Fund	03	2003	10.081	13.486	2,262
Sun Capital Real Estate Fund	03	2002	10.000	10.081	50

Sun Capital Real Estate Fund	04	2005	17.626	18.993	56,009
Sun Capital Real Estate Fund	04	2004	13.457	17.626	59,739
Sun Capital Real Estate Fund	04	2003	10.075	13.457	55,174
Sun Capital Real Estate Fund	04	2002	10.000	10.075	5,374

Sun Capital Real Estate Fund	05	2005	17.605	18.960	768
Sun Capital Real Estate Fund	05	2004	13.447	17.605	889
Sun Capital Real Estate Fund	05	2003	10.073	13.447	1,208
Sun Capital Real Estate Fund	05	2002	10.000	10.073	0

Sun Capital Real Estate Fund	06	2005	17.540	18.862	6,551
Sun Capital Real Estate Fund	06	2004	13.419	17.540	6,730
Sun Capital Real Estate Fund	06	2003	10.066	13.419	5,507
Sun Capital Real Estate Fund	06	2002	10.000	10.066	0

Sun Capital Real Estate Fund	07	2005	15.914	17.105	10,981
Sun Capital Real Estate Fund	07	2004	12.181	15.914	11,157
Sun Capital Real Estate Fund	07	2003	10.000	12.181	11,402

Sun Capital Real Estate Fund	08	2005	15.860	17.013	1,974
Sun Capital Real Estate Fund	08	2004	12.165	15.860	2,144
Sun Capital Real Estate Fund	08	2003	10.000	12.165	1,890

Templeton Foreign Securities Fund Class 2	01	2005	15.943	17.328	8,280
Templeton Foreign Securities Fund Class 2	01	2004	13.635	15.943	5,050
Templeton Foreign Securities Fund Class 2	01	2003	10.454	13.635	2,280
Templeton Foreign Securities Fund Class 2	01	2002	10.000	10.454	36

Templeton Foreign Securities Fund Class 2	02	2005	15.870	17.214	25,684
Templeton Foreign Securities Fund Class 2	02	2004	13.601	15.870	15,585
Templeton Foreign Securities Fund Class 2	02	2003	10.449	13.601	7,866
Templeton Foreign Securities Fund Class 2	02	2002	10.000	10.449	0

Templeton Foreign Securities Fund Class 2	03	2005	15.852	17.185	0
Templeton Foreign Securities Fund Class 2	03	2004	13.592	15.852	0
Templeton Foreign Securities Fund Class 2	03	2003	10.447	13.592	0
Templeton Foreign Securities Fund Class 2	03	2002	10.000	10.447	0

Templeton Foreign Securities Fund Class 2	04	2005	15.798	17.100	7,701
Templeton Foreign Securities Fund Class 2	04	2004	13.566	15.798	6,705
Templeton Foreign Securities Fund Class 2	04	2003	10.443	13.566	4,067
Templeton Foreign Securities Fund Class 2	04	2002	10.000	10.443	1,279

Templeton Foreign Securities Fund Class 2	05	2005	15.780	17.072	0
Templeton Foreign Securities Fund Class 2	05	2004	13.558	15.780	0
Templeton Foreign Securities Fund Class 2	05	2003	10.442	13.558	0
Templeton Foreign Securities Fund Class 2	05	2002	10.000	10.442	0

Templeton Foreign Securities Fund Class 2	06	2005	15.725	16.988	0
Templeton Foreign Securities Fund Class 2	06	2004	13.532	15.725	10,461
Templeton Foreign Securities Fund Class 2	06	2003	10.438	13.532	10,423
Templeton Foreign Securities Fund Class 2	06	2002	10.000	10.438	0

Templeton Foreign Securities Fund Class 2	07	2005	14.738	15.913	0
Templeton Foreign Securities Fund Class 2	07	2004	12.688	14.738	0
Templeton Foreign Securities Fund Class 2	07	2003	10.000	12.688	0

Templeton Foreign Securities Fund Class 2	08	2005	14.689	15.827	0
Templeton Foreign Securities Fund Class 2	08	2004	12.672	14.689	0
Templeton Foreign Securities Fund Class 2	08	2003	10.000	12.672	0

Templeton Growth Securities Fund Class 2	01	2005	15.806	16.975	3,363
Templeton Growth Securities Fund Class 2	01	2004	13.810	15.806	3,526
Templeton Growth Securities Fund Class 2	01	2003	10.594	13.810	3,616
Templeton Growth Securities Fund Class 2	01	2002	10.000	10.594	510

Templeton Growth Securities Fund Class 2	02	2005	15.734	16.864	9,298
Templeton Growth Securities Fund Class 2	02	2004	13.775	15.734	8,545
Templeton Growth Securities Fund Class 2	02	2003	10.589	13.775	5,294
Templeton Growth Securities Fund Class 2	02	2002	10.000	10.589	0

Templeton Growth Securities Fund Class 2	03	2005	15.716	16.836	1,808
Templeton Growth Securities Fund Class 2	03	2004	13.766	15.716	0
Templeton Growth Securities Fund Class 2	03	2003	10.587	13.766	0
Templeton Growth Securities Fund Class 2	03	2002	10.000	10.587	0

Templeton Growth Securities Fund Class 2	04	2005	15.662	16.753	2,467
Templeton Growth Securities Fund Class 2	04	2004	13.740	15.662	2,376
Templeton Growth Securities Fund Class 2	04	2003	10.583	13.740	1,558
Templeton Growth Securities Fund Class 2	04	2002	10.000	10.583	0

Templeton Growth Securities Fund Class 2	05	2005	15.644	16.725	0
Templeton Growth Securities Fund Class 2	05	2004	13.731	15.644	0
Templeton Growth Securities Fund Class 2	05	2003	10.582	13.731	0
Templeton Growth Securities Fund Class 2	05	2002	10.000	10.582	0

Templeton Growth Securities Fund Class 2	06	2005	15.590	16.642	0
Templeton Growth Securities Fund Class 2	06	2004	13.705	15.590	0
Templeton Growth Securities Fund Class 2	06	2003	10.578	13.705	0
Templeton Growth Securities Fund Class 2	06	2002	10.000	10.578	0

Templeton Growth Securities Fund Class 2	07	2005	14.236	15.188	0
Templeton Growth Securities Fund Class 2	07	2004	12.520	14.236	0
Templeton Growth Securities Fund Class 2	07	2003	10.000	12.520	0

Templeton Growth Securities Fund Class 2	08	2005	14.188	15.107	0
Templeton Growth Securities Fund Class 2	08	2004	12.504	14.188	0
Templeton Growth Securities Fund Class 2	08	2003	10.000	12.504	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
MAY 1, 2006
COLUMBIA ALL-STAR EXTRA

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Value Equity Funds	Mid-Cap Value Equity Funds
AllianceBernstein VPS Growth & Income Portfolio,	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class B	Mid-Cap Blend Equity Funds
Fidelity VIP Equity Income Portfolio, Service Class 2[1]	Columbia Mid Cap Value Fund, Variable Series,
Franklin Templeton VIP Trust Franklin Growth and	Class B7
Income Securities Fund, Class 2	Wanger International Select
Columbia Large Cap Value Fund, Variable Series,	Mid-Cap Growth Equity Funds
Class B4	Wanger Select
Lord Abbett Series Fund Growth and Income Portfolio	Small-Cap Blend Equity Funds
Large-Cap Blend Equity Funds	Wanger International Small Cap
AIM V.I. Core Equity Fund Series II [1,3]	Small-Cap Growth Equity Funds
AllianceBernstein VPS International Growth	MFS VIT New Discovery Series, S Class
Portfolio, Class B2	Wanger U.S. Smaller Companies
Franklin Templeton VIP Trust Mutual Shares	Specialty Funds
Securities Fund, Class 2	AllianceBernstein VPS Global Technology Portfolio,
Franklin Templeton VIP Trust Templeton Foreign	Class B
Securities Fund, Class 2	Rydex VT Financial Services Fund, Investor Class[1]
Columbia Asset Allocation Fund, Variable Series,	Rydex VT Health Care Fund, Investor Class[1]
Class B5	High-Quality Intermediate-Term Bond Funds
Columbia S&P 500 Index Fund, Variable Series,	Columbia Federal Securities Fund, Variable Series,
Class B6	Class A1, 9
MFS VIT Investors Trust Series, S Class	Columbia Federal Securities Fund, Variable Series,
Large-Cap Growth Equity Funds	Class B10
AIM V.I. Capital Appreciation Fund Series II [1]	PIMCO Total Return Portfolio, Administrative Class
AIM V.I. International Growth Fund Series II [1]	High-Quality Long-Term Bond Funds
AllianceBernstein VPS Large Cap Growth Portfolio,	PIMCO Real Return Portfolio, Administrative Class
Class B	Mid/High-Quality Intermediate-Term Bond Funds
Fidelity VIP Dynamic Capital Appreciation Portfolio,	Columbia Strategic Income Fund, Variable Series,
Service Class 2[1]	Class B11
Fidelity VIP Growth Opportunities Portfolio, Service	Low-Quality Short-Term Bond Funds
Class 2[1]	Columbia High Yield Fund, Variable Series, Class B
MFS VIT Emerging Growth Series, S Class	Money Market Fund
MFS VIT Investors Growth Stock Series, S Class	Columbia Money Market Fund, Variable Series,
Rydex VT OTC Fund, Investor Class[1]	Class A8
Columbia Large Cap Growth Fund, Variable Series,
Class B
_________
[1]	Not available to Contracts issued on or after May 1, 2003.
[2]	Formerly known as AllianceBernstein VP Worldwide Privatization Portfolio, Class B.
[3]	Formerly known as AIM V.I. Premier Equity Fund Series II.
[4]	Formerly known as Liberty Growth & Income Fund, Variable Series, Class B.
[5]	Formerly known as Liberty Asset Allocation Fund, Variable Series, Class B.
[6]	Formerly known as Liberty S&P 500 Index Fund, Variable Series, Class B.
[7]	Formerly known as Liberty Select Value Fund, Variable Series, Class B.
[8]	Formerly known as Liberty Money Market Fund, Variable Series, Class A.
[9]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class A.
[10]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class B.
[11]	Formerly known as Colonial Strategic Income Fund, Variable Series, Class B.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds.  AllianceBernstein, L.P., advises the AllianceBernstein VPS Portfolios.  Columbia Management Advisors, LLC, advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Columbia Wanger Asset Management, LLP, advises the Wanger Funds. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios.  Franklin® Advisers, Inc., advises Franklin Growth and Income Fund.  Franklin® Mutual Advisers, LLC, advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios.  Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series.  Pacific Investment Management Company LLC advises the PIMCO Portfolios.  Rydex Investments advises the Rydex VT Funds. Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 55 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Purchase Payment Interest [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS 2 BENEFIT [INSERT PAGE NUMBER]
Tax Issues [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan [INSERT PAGE NUMBER]
Availability [INSERT PAGE NUMBER]
Cost of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Withdrawals Under the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Cancellation of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Revocation of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Subsequent Purchase Payments After a Step-Up [INSERT PAGE NUMBER]
Renewal of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Refund of Rider Charges Under the AB Plan [INSERT PAGE NUMBER]
Your Death Under the AB Plan [INSERT PAGE NUMBER]
Your Death Under the WB Plan [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
PERFORMANCE INFORMATION [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION[INSERT PAGE NUMBER]
APPENDIX A -  GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B -  WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C -  CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D -  CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E -  CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX F -  CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G -  CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX H -  CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I -  CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT) [INSERT PAGE NUMBER]
APPENDIX J -  SECURED RETURNS 2 BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX K -  SECURED RETURNS BENEFIT [INSERT PAGE NUMBER]
APPENDIX L -  CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Columbia All-Star Extra Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them.  When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.  In addition, we will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at a rate of 2% to 5% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.40% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.60% if you were 76 years or older on the Open Date.  We also deduct an administrative charge of 0.15% of the average daily value and a distribution charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess a quarterly charge currently equal to 0.125% of your Account Value. In the state of Washington, we assess the charge on Variable Account Value only.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider:  Secured Returns 2

The Secured Returns 2 Benefit ("Secured Returns 2") guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed is known as the "GLB amount."  You may choose to receive your Secured Returns 2 Benefit under one of two plans.  Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary or some later date if you choose to "step-up" your GLB amount, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. (A step-up of the GLB amount to your current Account Value may be made any time after your fifth Account Anniversary.) Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for the Benefit. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero.  The Secured Returns 2 Benefit is available only if you are age 84 or younger on the Open Date. If you annuitize, Secured Returns 2 terminates. The Benefit may not be available in your state.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), and your cash Surrender Value, all calculated as of your Death Benefit Date.  If you are 86 or older on your Open Date, the basic death benefit is the Surrender Value. You must make your election before the date on which your contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years.  All other Purchase Payments are subject to the withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see  "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts  02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[4]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets) 5

Mortality and Expense Risks Charge:	1.60%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.90%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

[2]
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[3]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]
The Annual Account Fee is waived if 100% of your Account value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]
All of the Variable Account Annual Expenses, except for the charges for the Secured Returns 2 Benefit Rider, are assessed as a percentage of average daily net Variable Account assets. The charge for the Secured Returns 2 Benefit Rider is assessed on a quarterly basis from your total Account Value. In the state of Washington the charge is assessed on Variable Account Value only.

[6]
If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.40% of average daily net Variable Account assets.  After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.70% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features

Maximum Charge for Optional Death Benefit Rider (as a percentage of average daily net assets):	0.40%[7]

Maximum Charge for Secured Returns Optional Benefit Rider (as a percentage of average daily net assets):	0.40%[8]

Maximum Charge for Optional Living Benefit Rider (Secured Returns 2) (assessed at a quarterly rate of 0.125% of Account Value):	0.50%[9]

Total Variable Account Annual Expenses with Maximum Charges for Optional Death Benefit and Living Benefit Riders:	2.80%[9]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[10]	0.60%	1.66%

[7]
The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

[8]
Available on Contracts issued prior to September 7, 2004.  We will continue to deduct this annual charge until you annuitize your Contract or your Secured Returns Benefit Rider expires or is revoked. If your optional living benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon.  (See "Appendix K Secured Returns Benefit" for more information)

[9]
If you elect the Optional Living Benefit Rider, you may choose any one of the optional death benefit riders, except EEB Premier Plus. The charge for the Optional Living Benefit may be increased at the time of a step-up to equal the rider fee imposed on newly issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon.

[10]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007.  Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time.  The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits.  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,206	$2,058	$2,838	$4,813

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$466	$1,405	$2,356	$4,813

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix M.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase; you may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."  A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m. Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer a special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional purchase payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as "Purchase Payment Interest," at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

Option A: The 2% Five-Year Anniversary Interest Option -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 3%, 4%, or 5% Interest Option -- Under this option we will credit your Contract with interest at the following rates:

●	3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

●	4% of each Purchase Payment if your Net Purchase Payments are $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

●	5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under the Secured Returns 2 Benefit.  (See "Optional Living Benefit Rider:  Secured Returns 2.")

We reserve the right to waive these restrictions and exceptions at any time.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests.  We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services fee, the distribution fee, or the annual Account Fee; credit additional amounts; grant bonus Guaranteed Interest Rates in certain situations; or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular intervals, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

Portfolio Selection

One or more portfolio selection programs may be available in connection with the Contracts, at no extra charge. Portfolio selection is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and portfolio selection does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available portfolio selection models, each of which represents a combination of Sub-Accounts with a different level of risk. These portfolio selection models, as well as the terms and conditions of the portfolio selection program, are fully described in a separate brochure. We may add or delete programs in the future.

Our portfolio selection programs are "static" programs.  That is to say, if you elect a portfolio selection program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect a portfolio selection program on or after that date.  Owners of any existing portfolio selection programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

 You select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

Capital Protection Plus Program

Under the Capital Protection Plus Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows. We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:

●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7+	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40%, if you are age 75 or younger on the Open Date (1.60%, if you are age 76 or older on the Open Date). The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Charges for Optional Benefit Riders

If you elect Secured Returns 2, we will deduct a specific charge from your Account Value on the last day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is currently equal to 0.50% of your Account Value. See "Cost of the Optional Living Benefit Rider" under "Optional Living Benefit Rider: Secured Returns 2." For Contracts issued in the state of Washington, the charge is assessed on Variable Account Value only.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                     *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS 2 BENEFIT

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.  Secured Returns 2 may not be available in your state.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that your make the election prior to the earliest of your 81st birthday, the date your annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations.  These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2.  With Qualified Contracts used in connection with retirement plans under Section 403(b) of the Code (Tax-Sheltered Annuities) or Section 408(b) of the Code (Individual Retirement Annuities), the yearly RMD amount is generally the same for both the Qualified Contract and the retirement plan.  With Qualified Contracts used in connection with retirement plans under Section 401(a) of the Code (pension and profit sharing plans) and Section 408(a) of the Code (Individual Retirement Accounts), the yearly RMD amount for the retirement plan will be the same for the Qualified Contract only if the Qualified Contract is the only asset of the plan.  Because we do not know what assets are held in your retirement plan, we determine yearly RMD amounts for only this Contract ("Yearly RMD Amounts").

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal.  If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce your remaining GLB amount per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider") when a Yearly RMD Amount withdrawn from your Contract exceeds your maximum WB amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated on a pro rata basis to all Designated Funds (defined below under "Availability") in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 3 in Appendix J.  Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns 2 Benefit.

If you remain in the AB Plan until it matures, you may also be entitled to a refund of the charges you paid for the Secured Returns 2 Benefit. (See "Refund of Rider Charges Under the AB Plan.")

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero.  Once the GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected.  (See "Withdrawals Under the Optional Living Benefit Rider.")  Provided your GLB amount is not exhausted, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in Appendix J.

Availability

Secured Returns 2 is available only if you are age 84 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and the elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds, Guarantee Period dollar cost averaging programs and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you purchased the Secured Returns Benefit ("SR1") prior to the later of September 7, 2004, or the date Secured Returns 2 became available for sale in your state, you were given to opportunity to replace SR1 with Secured Returns 2.  If you chose to replace your SR1 with Secured Returns 2, the following terms and conditions apply to your Contract:

●	Your GLB amount did not change.

●
Charges for Secured Returns 2 commenced on the first "Account Quarter" (defined below under "Cost of the Benefit") following the date we received your notification to participate in Secured Returns 2 ("Notification Date"), and were be applied on a pro rata basis starting from the Notification Date.

●	All benefits provided under Secured Returns 2 commenced on the Notification Date.

●	Any refund of rider charges (described below) will only be applied to charges paid after the Notification Date. You will not receive any refund of charges paid for SR1.

●
The time period for measuring the duration of your Secured Returns 2 Benefit will be based upon your Contract's Issue Date.  For example, if you chose to exchange SR1 for Secured Returns 2 twelve months after your Issue Date, your AB Plan will mature in nine years.

●
If you were participating in the WB Plan on the Notification Date, then you must remain in the WB Plan.  If you were participating in the AB Plan on the Notification Date, you may not elect to participate in the WB Plan until after your first Account Anniversary.

Cost of the Optional Living Benefit Rider

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.)  The charge per year for Secured Returns 2 is currently equal to 0.50% of your Account Value (Variable Account Value in Washington).  The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125.  (See Example 12 in Appendix I.)  The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize or

●	your Secured Returns 2 Benefit expires or is revoked.

Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge (except in Oregon), until the 7th Account Anniversary.  (See "Cancellation of the Optional Living Benefit Rider.").

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount withdrawn.  To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 6 and 9 in Appendix J.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount, reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 7 in Appendix J.)

You should be aware that a withdrawal in excess of the maximum WB amount might reduce or eliminate your Secured Returns 2 Benefits if your Account Value is less than the GLB amount. Also, in all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been reduced to zero.

For examples showing how withdrawals affect your benefits under the Secured Returns Benefit 2, see Examples 6, 7, 9 and 11 in Appendix J.

Cancellation of the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled.

Once Secured Returns 2 has been canceled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for Secured Returns 2 (except in Oregon) until your 7th Account Anniversary.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. (In Oregon, you may elect to revoke at any time.) Once revoked, Secured Returns 2 may not be reinstated.  After Secured Returns 2 has been revoked, all benefits and charges will end.

Step-Up

After your fifth Account Anniversary, you may elect to increase the GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Account Anniversary.  (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.)  On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date.  If you elect to step-up your GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up the GLB amount if the current Account Value is greater than the current GLB amount.  If you are in the AB Plan, you must be less than age 85 on the Step-Up Date.  If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount equal to the Secured Returns 2 fee charged on newly issued Contracts at that time.  This fee may be higher than your current Secured Returns 2 fee as set forth below under "Cost of the Benefit." If we are no longer issuing new Contracts with the Secured Returns 2 Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change.  Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date.  (See Example 2 in Appendix I.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount."  After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of the new GLB amount.  Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount."  (See Example 8 in Appendix I.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Subsequent Purchase Payments After a Step-Up

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any Purchase Payments after a Step-Up.   After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made.  (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.)  The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010.  Under the AB Plan that you have elected, your benefit matures on October 1, 2020.  For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed.

Renewal of the Optional Living Benefit Rider

If you elected to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns 2, provided that we are still offering the Benefit to new Owners.  Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time.  If renewal in the Secured Returns 2 Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued.  We reserve the right to stop offering any Optional Living Benefit to new Owners.  If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns 2.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your last Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value.  The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such "maturity date." No refund of the Secured Returns 2 rider charges will be made if you change from the AB Plan to the WB Plan.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary.  Your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns 2 Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB plan is scheduled to "mature." If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT.")  In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

Your Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT.") In such case, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after your Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you.  Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●
your Highest "adjusted" Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit, above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount."  Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

Annuity Option A -- Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B -- Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C -- Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D -- Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income.  Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit rider to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U. S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis.  Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.   The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $214,168, $49,784, and $0, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

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To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Columbia All-Star Extra Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$ 5,100	$ 4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$ 9,600	$ 4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$ 4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$ 5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$ 5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.  The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge.  The remaining $7,600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

(c)
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

						Remaining
	Hypothetical					Free	Amount of
	Account					Withdrawal	Withdrawal
	Value					Amount	Subject to	Withdrawal	Withdrawal
	Before		Cumulative		Amount of	Before	Withdrawal	Charge	Charge
Year	Withdrawal		Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
	1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
	2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
	3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a)	4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b)	4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$516
(c)	4	$38,400	$ 600	$11,500	$ 12,000	$ 0	$12,000	6.00%	$720
(d)	4	$26,800	$ 400	$11,900	$ 20,000	$ 0	$19,400	6.00%	$1,164

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $20,600 of New Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

2)	The date of surrender is 2 years from the Expiration Date (N = 24).

3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

4)	The interest earned in the current Account Year is $674.16.

5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                 ($11,910.16 - $674.16) x -.037 = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                     ($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Account Year 2, that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 74,350.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 55,150.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal.  The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000

**The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000
        -- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000
        -- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

       --PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

       --PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

        --PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1:

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no Withdrawals

If you select Option B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive	3%
Net Purchase Payments between $100,000.00 through $499,999.99 will receive	4%
Net Purchase Payments greater than or equal to $500,000.00 will receive	5%

Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments receive the Purchase Payment Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

Total Net Purchase Payments of $530,000.00 x 5%	=	$26,500.00
Total Purchase Payment Interest received	=	$24,700.00
First Account Anniversary Adjustment	=	$ 1,800.00

Example 3: Option B with a Withdrawal.

Using the same example as above, suppose that before the first Account Anniversary you take a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

Because your Net Purchase Payments are $510,000.00 ($530,000.00 -$20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

Your initial Payment of $50,000.00 received 3%
Your second Payment of $80,000.00 received 4%
Your third Payment of $400,000.00 received the 5%

Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

$50,000.00 x 2%	=	$1,000.00
$80,000.00 - $20,000.00 = $60,000.00 x 1%	=	$ 600.00
Total credit due	=	$1,600.00

On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

APPENDIX J -
SECURED RETURNS 2 BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2005 with an initial Purchase Payment of $100,000 and you selected the Secured Returns 2 Program.  Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.  Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Low investment performance; no WB election, Step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.  However, assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000.  Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $150,000 at the cost and terms available to new Owners.

EXAMPLE 3: High investment performance; no WB election, Refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.  Assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000.  Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $207,500 at the cost and terms available to new Owners.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $80,000.  The $7,000 withdrawals continue for seven more years.  Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount.  Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.
●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates and no renewal is available.

EXAMPLE 5: High investment performance; WB election, Step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.
●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $90,000.  The $7,000 withdrawals continue for two more years.  Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000.  Assume you elect to step-up.  Your maximum WB amount is calculated as 7% of $80,000 = $5,600.  However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.
●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.
●
Assume that you withdraw $3,000 on February 12, 2021.  At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No Secured Returns 2 renewal is available.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $90,000 at the cost and terms available to new Owners.

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume no withdrawals are made.  On July 1, 2006, assume that your Account Value is $95,000.  The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.
●
Assume that you make another withdrawal of $5,000 on April 5, 2007.  This is now a new Account Year, so the maximum WB amount has not been exceeded yet.  Your remaining GLB amount is now $90,000.  Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007.  Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000.  Assume that your Account is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000).  Therefore, your new remaining GLB amount is $74,000.  Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e.,  ($90,000 - $2,000) / $7,000 = 12.57 years).  Thus the new maximum WB amount becomes $5,887 ($74,000 / 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance, Step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up.  Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000.  Your remaining GLB amount is now $95,000.  Your Account Value is now $120,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000.  Assume that you do step-up.  Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010.  Because  you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum.  Assume that you withdraw this $3,400.  Your remaining GLB amount is now $116,600 ($120,000 - $3,400).  Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year.  Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum.  Assume that you do withdraw $8,400 in this Account Year.  On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.
●
Assume that you withdraw $7,400 on March 12, 2024.  At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No Secured Returns 2 renewal is available.

EXAMPLE 9: Withdrawals with Sub-deposits under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you deposit an additional $80,000.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)]
●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000/240,000)].
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $140,000 at the cost and terms available to new Owners.

EXAMPLE 10: Step-up and Sub-deposits under the AB Plan; high investment performance, Step-up elected, Refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Funds had high investment performance.  Assume that your Account Value is $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000.  Assume that you do elect to step-up.

●	On June 1, 2011, you deposit an additional $80,000.
●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new deposit amount.

●
Your  new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up).  Assume that on January 1, 2020 your Account Value is $280,000.  Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.
●
If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Secured Returns 2 with a new GLB amount of $295,130 at the cost and terms available to new Owners.

EXAMPLE 11: Withdrawals with Sub-deposits under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●	On January 6, 2007, you make an additional deposit of $50,000.
●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).
●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].
●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.
●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional deposits and the maximum WB amount is withdrawn annually.
●
Assume that on January 1, 2016, your Account Value is $0.  Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)].  Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020.  At that time, the Secured Returns 2 terminates and no Secured Returns 2 renewal is available.

EXAMPLE 12: Calculation of Explicit Rider Charges.

●
 Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years.  Also assume that you do not elect to step-up at any time.

●
 On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79.  The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
 On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23.  The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
 On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69.  The fee deducted on September 30, 2005 is  $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
 This pattern continues until the maturity date for your Benefit of January 1, 2015.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made.  Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

●
If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount equal to the ending January 1, 2015 Account Value at the cost and terms available to new Owners.

APPENDIX K -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for on all Contracts issued prior to September 7, 2004. Subject to state availability, after September 7, 2004, a new enhanced living benefit rider, "Secured Returns 2", became available under the Contract. The following information applies to your Contract if you purchased your Contract prior to the date Secured Returns 2 became available in your state and you have not elected to replace your Secured Returns Benefit with the Secured Returns 2.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed can be greater than or less than your Account Value.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked.  Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 below.

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners.  Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time.  If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued.  We reserve the right to stop offering the optional Secured Returns Benefit to new Owners.  If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 below.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 below.)

If you (as Participant) die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary.  Your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.   If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining RGLB amount may be adversely affected. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount.  In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 below.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 below.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you (as Participant) die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance " under "DEATH BENEFIT.")  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance;  no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●
Assume that on January 1, 2013, your Account Value is $85,000.  On that date, your Account Value will be increased by  $15,000 ($100,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2:  High investment performance;  no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●
Assume that on January 1, 2013, your Account Value is $200,000.  Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3:  Low investment performance;  WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)).  Assume that, on that date, your Account Value is $0.  These withdrawals of $7,000 continue until the GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken.  At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4:  High investment performance;  WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●
Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount.   The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit.  Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan.  Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year.  Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5:  Withdrawals Under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●
Assume you make no more withdrawals or deposits and that your Account Value, on January 1, 2013, the Account Value is $85,000.  Your Account Value will be increased by $5,000 ($90,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6:  Withdrawals Under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to  $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount.   Your remaining GLB amount is thus reduced to  $74,000;  i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000).  Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7:  Withdrawals with Subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000 .  Your Account Value is reduced to $200,000.  Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●
Assume that, on January 1, 2013, your Account Value is $125,000.  On that date, your Account Value will be increased by  $29,167 ($154,167 - $125,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8:  Withdrawals with Subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
Assume that, on January 6, 2004, you make an additional deposit of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.  No renewal of the Secured Returns Benefit is available.

APPENDIX L -
CONDENSED FINANCIAL INFORMATION

The following information for COLUMBIA ALL-STAR EXTRA should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	12.518	13.361	0
AIM V.I. Capital Appreciation Fund Series 2	01	2004	11.977	12.518	0
AIM V.I. Capital Appreciation Fund Series 2	01	2003	9.431	11.977	0
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	9.431	0

AIM V.I. Capital Appreciation Fund Series 2	02	2005	12.462	13.275	0
AIM V.I. Capital Appreciation Fund Series 2	02	2004	11.947	12.462	0
AIM V.I. Capital Appreciation Fund Series 2	02	2003	9.427	11.947	0
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	9.427	0

AIM V.I. Capital Appreciation Fund Series 2	03	2005	12.448	13.253	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	11.940	12.448	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	9.426	11.940	0
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	9.426	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	12.406	13.188	0
AIM V.I. Capital Appreciation Fund Series 2	04	2004	11.918	12.406	0
AIM V.I. Capital Appreciation Fund Series 2	04	2003	9.424	11.918	0
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	9.424	0

AIM V.I. Capital Appreciation Fund Series 2	05	2005	12.392	13.167	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	11.911	12.392	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	9.423	11.911	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	9.423	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	12.351	13.103	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	11.889	12.351	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	9.420	11.889	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	9.420	0

AIM V.I. Capital Appreciation Fund Series 2	07	2005	12.226	12.963	0
AIM V.I. Capital Appreciation Fund Series 2	07	2004	11.775	12.226	0
AIM V.I. Capital Appreciation Fund Series 2	07	2003	10.000	11.775	0

AIM V.I. Capital Appreciation Fund Series 2	08	2005	12.185	12.893	0
AIM V.I. Capital Appreciation Fund Series 2	08	2004	11.760	12.185	0
AIM V.I. Capital Appreciation Fund Series 2	08	2003	10.000	11.760	0

AIM V.I. International Growth Fund Series 2	01	2005	15.485	17.917	0
AIM V.I. International Growth Fund Series 2	01	2004	12.734	15.485	0
AIM V.I. International Growth Fund Series 2	01	2003	10.074	12.734	0
AIM V.I. International Growth Fund Series 2	01	2002	10.000	10.074	55

AIM V.I. International Growth Fund Series 2	02	2005	15.416	17.801	0
AIM V.I. International Growth Fund Series 2	02	2004	12.704	15.416	0
AIM V.I. International Growth Fund Series 2	02	2003	10.070	12.704	0
AIM V.I. International Growth Fund Series 2	02	2002	10.000	10.070	0

AIM V.I. International Growth Fund Series 2	03	2005	15.398	17.772	0
AIM V.I. International Growth Fund Series 2	03	2004	12.696	15.398	0
AIM V.I. International Growth Fund Series 2	03	2003	10.069	12.696	0
AIM V.I. International Growth Fund Series 2	03	2002	10.000	10.069	0

AIM V.I. International Growth Fund Series 2	04	2005	15.347	17.685	0
AIM V.I. International Growth Fund Series 2	04	2004	12.673	15.347	0
AIM V.I. International Growth Fund Series 2	04	2003	10.066	12.673	0
AIM V.I. International Growth Fund Series 2	04	2002	10.000	10.066	0

AIM V.I. International Growth Fund Series 2	05	2005	15.330	17.657	0
AIM V.I. International Growth Fund Series 2	05	2004	12.665	15.330	0
AIM V.I. International Growth Fund Series 2	05	2003	10.065	12.665	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	10.065	0

AIM V.I. International Growth Fund Series 2	06	2005	15.278	17.570	0
AIM V.I. International Growth Fund Series 2	06	2004	12.642	15.278	0
AIM V.I. International Growth Fund Series 2	06	2003	10.062	12.642	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	10.062	0

AIM V.I. International Growth Fund Series 2	07	2005	14.893	17.119	0
AIM V.I. International Growth Fund Series 2	07	2004	12.330	14.893	0
AIM V.I. International Growth Fund Series 2	07	2003	10.000	12.330	0

AIM V.I. International Growth Fund Series 2	08	2005	14.843	17.026	0
AIM V.I. International Growth Fund Series 2	08	2004	12.313	14.843	0
AIM V.I. International Growth Fund Series 2	08	2003	10.000	12.313	0

AIM V.I. Premier Equity Fund Series 2	01	2005	12.306	12.746	0
AIM V.I. Premier Equity Fund Series 2	01	2004	11.868	12.306	0
AIM V.I. Premier Equity Fund Series 2	01	2003	9.671	11.868	0
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	9.671	0

AIM V.I. Premier Equity Fund Series 2	02	2005	12.251	12.664	0
AIM V.I. Premier Equity Fund Series 2	02	2004	11.839	12.251	0
AIM V.I. Premier Equity Fund Series 2	02	2003	9.668	11.839	0
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	9.668	0

AIM V.I. Premier Equity Fund Series 2	03	2005	12.238	12.643	0
AIM V.I. Premier Equity Fund Series 2	03	2004	11.832	12.238	0
AIM V.I. Premier Equity Fund Series 2	03	2003	9.667	11.832	0
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	9.667	0

AIM V.I. Premier Equity Fund Series 2	04	2005	12.197	12.581	0
AIM V.I. Premier Equity Fund Series 2	04	2004	11.810	12.197	0
AIM V.I. Premier Equity Fund Series 2	04	2003	9.664	11.810	0
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	9.664	0

AIM V.I. Premier Equity Fund Series 2	05	2005	12.183	12.561	0
AIM V.I. Premier Equity Fund Series 2	05	2004	11.803	12.183	0
AIM V.I. Premier Equity Fund Series 2	05	2003	9.663	11.803	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	9.663	0

AIM V.I. Premier Equity Fund Series 2	06	2005	12.142	12.500	0
AIM V.I. Premier Equity Fund Series 2	06	2004	11.781	12.142	0
AIM V.I. Premier Equity Fund Series 2	06	2003	9.660	11.781	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	9.660	0

AIM V.I. Premier Equity Fund Series 2	07	2005	11.729	12.069	0
AIM V.I. Premier Equity Fund Series 2	07	2004	11.387	11.729	0
AIM V.I. Premier Equity Fund Series 2	07	2003	10.000	11.387	0

AIM V.I. Premier Equity Fund Series 2	08	2005	11.690	12.003	0
AIM V.I. Premier Equity Fund Series 2	08	2004	11.372	11.690	0
AIM V.I. Premier Equity Fund Series 2	08	2003	10.000	11.372	0

Alliance Bernstein VP Global Technology Portfolio	01	2005	14.684	14.962	5,909
Alliance Bernstein VP Global Technology Portfolio	01	2004	14.216	14.684	5,910
Alliance Bernstein VP Global Technology Portfolio	01	2003	10.057	14.216	3,891
Alliance Bernstein VP Global Technology Portfolio	01	2002	10.000	10.057	0

Alliance Bernstein VP Global Technology Portfolio	02	2005	14.619	14.865	4,774
Alliance Bernstein VP Global Technology Portfolio	02	2004	14.181	14.619	11,230
Alliance Bernstein VP Global Technology Portfolio	02	2003	10.053	14.181	10,095
Alliance Bernstein VP Global Technology Portfolio	02	2002	10.000	10.053	0

Alliance Bernstein VP Global Technology Portfolio	03	2005	14.603	14.841	0
Alliance Bernstein VP Global Technology Portfolio	03	2004	14.173	14.603	0
Alliance Bernstein VP Global Technology Portfolio	03	2003	10.052	14.173	0
Alliance Bernstein VP Global Technology Portfolio	03	2002	10.000	10.052	0

Alliance Bernstein VP Global Technology Portfolio	04	2005	14.554	14.768	4,182
Alliance Bernstein VP Global Technology Portfolio	04	2004	14.147	14.554	4,396
Alliance Bernstein VP Global Technology Portfolio	04	2003	10.049	14.147	4,159
Alliance Bernstein VP Global Technology Portfolio	04	2002	10.000	10.049	0

Alliance Bernstein VP Global Technology Portfolio	05	2005	14.537	14.745	0
Alliance Bernstein VP Global Technology Portfolio	05	2004	14.138	14.537	0
Alliance Bernstein VP Global Technology Portfolio	05	2003	10.048	14.138	0
Alliance Bernstein VP Global Technology Portfolio	05	2002	10.000	10.048	0

Alliance Bernstein VP Global Technology Portfolio	06	2005	14.488	14.672	0
Alliance Bernstein VP Global Technology Portfolio	06	2004	14.113	14.488	0
Alliance Bernstein VP Global Technology Portfolio	06	2003	10.045	14.113	0
Alliance Bernstein VP Global Technology Portfolio	06	2002	10.000	10.045	0

Alliance Bernstein VP Global Technology Portfolio	07	2005	12.778	12.934	0
Alliance Bernstein VP Global Technology Portfolio	07	2004	12.453	12.778	0
Alliance Bernstein VP Global Technology Portfolio	07	2003	10.000	12.453	0

Alliance Bernstein VP Global Technology Portfolio	08	2005	12.735	12.864	0
Alliance Bernstein VP Global Technology Portfolio	08	2004	12.437	12.735	0
Alliance Bernstein VP Global Technology Portfolio	08	2003	10.000	12.437	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	11.819	13.344	15,040
Alliance Bernstein Large Cap Growth Portfolio	01	2004	11.098	11.819	15,384
Alliance Bernstein Large Cap Growth Portfolio	01	2003	9.152	11.098	9,701
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	9.152	47

Alliance Bernstein Large Cap Growth Portfolio	02	2005	11.767	13.257	2,011
Alliance Bernstein Large Cap Growth Portfolio	02	2004	11.071	11.767	2,766
Alliance Bernstein Large Cap Growth Portfolio	02	2003	9.148	11.071	2,303
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	9.148	0

Alliance Bernstein VP Large Cap Growth Portfolio	03	2005	11.753	13.236	0
Alliance Bernstein VP Large Cap Growth Portfolio	03	2004	11.064	11.753	0
Alliance Bernstein VP Large Cap Growth Portfolio	03	2003	9.147	11.064	0
Alliance Bernstein VP Large Cap Growth Portfolio	03	2002	10.000	9.147	0

Alliance Bernstein VP Large Cap Growth Portfolio	04	2005	11.714	13.171	18,595
Alliance Bernstein VP Large Cap Growth Portfolio	04	2004	11.044	11.714	29,844
Alliance Bernstein VP Large Cap Growth Portfolio	04	2003	9.144	11.044	25,341
Alliance Bernstein VP Large Cap Growth Portfolio	04	2002	10.000	9.144	0

Alliance Bernstein VP Large Cap Growth Portfolio	05	2005	11.701	13.150	0
Alliance Bernstein VP Large Cap Growth Portfolio	05	2004	11.038	11.701	0
Alliance Bernstein VP Large Cap Growth Portfolio	05	2003	9.143	11.038	0
Alliance Bernstein VP Large Cap Growth Portfolio	05	2002	10.000	9.143	0

Alliance Bernstein VP Large Cap Growth Portfolio	06	2005	11.661	13.085	3,100
Alliance Bernstein VP Large Cap Growth Portfolio	06	2004	11.017	11.661	3,354
Alliance Bernstein VP Large Cap Growth Portfolio	06	2003	9.141	11.017	3,398
Alliance Bernstein VP Large Cap Growth Portfolio	06	2002	10.000	9.141	0

Alliance Bernstein VP Large Cap Growth Portfolio	07	2005	11.692	13.113	4,970
Alliance Bernstein VP Large Cap Growth Portfolio	07	2004	11.052	11.692	5,392
Alliance Bernstein VP Large Cap Growth Portfolio	07	2003	10.000	11.052	3,987

Alliance Bernstein VP Large Cap Growth Portfolio	08	2005	11.652	13.042	0
Alliance Bernstein VP Large Cap Growth Portfolio	08	2004	11.037	11.652	0
Alliance Bernstein VP Large Cap Growth Portfolio	08	2003	10.000	11.037	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	14.014	14.410	11,941
Alliance Bernstein VP Growth and Income Portfolio	01	2004	12.819	14.014	13,819
Alliance Bernstein VP Growth and Income Portfolio	01	2003	9.865	12.819	9,818
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	9.865	45

Alliance Bernstein VP Growth and Income Portfolio	02	2005	13.951	14.316	20,591
Alliance Bernstein VP Growth and Income Portfolio	02	2004	12.787	13.951	22,741
Alliance Bernstein VP Growth and Income Portfolio	02	2003	9.861	12.787	9,323
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	9.861	0

Alliance Bernstein VP Growth and Income Portfolio	03	2005	13.936	14.293	512
Alliance Bernstein VP Growth and Income Portfolio	03	2004	12.780	13.936	512
Alliance Bernstein VP Growth and Income Portfolio	03	2003	9.860	12.780	0
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	9.860	0

Alliance Bernstein VP Growth and Income Portfolio	04	2005	13.889	14.223	24,649
Alliance Bernstein VP Growth and Income Portfolio	04	2004	12.756	13.889	31,685
Alliance Bernstein VP Growth and Income Portfolio	04	2003	9.857	12.756	28,875
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	9.857	0

Alliance Bernstein VP Growth and Income Portfolio	05	2005	13.874	14.200	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	12.749	13.874	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	9.856	12.749	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	9.856	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	13.827	14.131	3,827
Alliance Bernstein VP Growth and Income Portfolio	06	2004	12.725	13.827	3,771
Alliance Bernstein VP Growth and Income Portfolio	06	2003	9.853	12.725	3,923
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	9.853	0

Alliance Bernstein VP Growth and Income Portfolio	07	2005	12.776	13.050	7,395
Alliance Bernstein VP Growth and Income Portfolio	07	2004	11.764	12.776	7,326
Alliance Bernstein VP Growth and Income Portfolio	07	2003	10.000	11.764	5,788

Alliance Bernstein VP Growth and Income Portfolio	08	2005	12.733	12.979	0
Alliance Bernstein VP Growth and Income Portfolio	08	2004	11.749	12.733	0
Alliance Bernstein VP Growth and Income Portfolio	08	2003	10.000	11.749	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	18.108	21.459	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	14.859	18.108	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	10.565	14.859	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	10.565	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	18.027	21.320	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	14.823	18.027	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	10.561	14.823	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	10.561	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	18.007	21.286	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	14.814	18.007	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	10.560	14.814	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	10.560	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	17.946	21.182	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	14.787	17.946	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	10.557	14.787	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	10.557	0

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	17.926	21.147	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	14.778	17.926	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	10.556	14.778	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	10.556	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	17.866	21.044	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	14.751	17.866	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	10.553	14.751	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	10.553	0

Alliance Bernstein VP Worldwide Privatization Portfolio	07	2005	16.184	19.053	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2004	13.369	16.184	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2003	10.000	13.369	0

Alliance Bernstein VP Worldwide Privatization Portfolio	08	2005	16.130	18.950	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2004	13.352	16.130	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2003	10.000	13.352	0

Colonial Strategic Income	01	2005	13.349	13.307	12,688
Colonial Strategic Income	01	2004	12.362	13.349	27,046
Colonial Strategic Income	01	2003	10.629	12.362	66
Colonial Strategic Income	01	2002	10.000	10.629	0

Colonial Strategic Income	02	2005	13.289	13.221	15,008
Colonial Strategic Income	02	2004	12.332	13.289	15,192
Colonial Strategic Income	02	2003	10.625	12.332	3,093
Colonial Strategic Income	02	2002	10.000	10.625	0

Colonial Strategic Income	03	2005	13.274	13.199	0
Colonial Strategic Income	03	2004	12.324	13.274	0
Colonial Strategic Income	03	2003	10.624	12.324	0
Colonial Strategic Income	03	2002	10.000	10.624	0

Colonial Strategic Income	04	2005	13.229	13.135	612
Colonial Strategic Income	04	2004	12.302	13.229	612
Colonial Strategic Income	04	2003	10.621	12.302	612
Colonial Strategic Income	04	2002	10.000	10.621	0

Colonial Strategic Income	05	2005	13.215	13.113	0
Colonial Strategic Income	05	2004	12.294	13.215	0
Colonial Strategic Income	05	2003	10.620	12.294	0
Colonial Strategic Income	05	2002	10.000	10.620	0

Colonial Strategic Income	06	2005	13.170	13.049	0
Colonial Strategic Income	06	2004	12.272	13.170	0
Colonial Strategic Income	06	2003	10.617	12.272	0
Colonial Strategic Income	06	2002	10.000	10.617	0

Colonial Strategic Income	07	2005	11.387	11.276	0
Colonial Strategic Income	07	2004	10.615	11.387	0
Colonial Strategic Income	07	2003	10.000	10.615	0

Colonial Strategic Income	08	2005	11.348	11.215	0
Colonial Strategic Income	08	2004	10.601	11.348	0
Colonial Strategic Income	08	2003	10.000	10.601	0

Columbia High Yield	01	2005	12.626	12.710	27,439
Columbia High Yield	01	2004	11.992	12.626	42,368
Columbia High Yield	01	2003	10.000	11.992	22,704

Columbia High Yield	02	2005	12.569	12.628	12,171
Columbia High Yield	02	2004	11.963	12.569	16,914
Columbia High Yield	02	2003	10.000	11.963	10,197

Columbia High Yield	03	2005	12.555	12.607	556
Columbia High Yield	03	2004	11.955	12.555	557
Columbia High Yield	03	2003	10.000	11.955	0

Columbia High Yield	04	2005	12.513	12.546	9,186
Columbia High Yield	04	2004	11.934	12.513	13,012
Columbia High Yield	04	2003	10.000	11.934	10,598

Columbia High Yield	05	2005	12.499	12.526	0
Columbia High Yield	05	2004	11.926	12.499	0
Columbia High Yield	05	2003	10.000	11.926	0

Columbia High Yield	06	2005	12.457	12.464	2,712
Columbia High Yield	06	2004	11.904	12.457	2,616
Columbia High Yield	06	2003	10.000	11.904	2,621

Columbia High Yield	07	2005	10.837	10.837	5,911
Columbia High Yield	07	2004	10.361	10.837	5,742
Columbia High Yield	07	2003	10.000	10.361	4,458

Columbia High Yield	08	2005	10.800	10.779	0
Columbia High Yield	08	2004	10.348	10.800	0
Columbia High Yield	08	2003	10.000	10.348	0

Columbia Large Cap Growth Fund	01	2005	11.295	11.602	6,695
Columbia Large Cap Growth Fund	01	2004	11.743	11.295	3,635
Columbia Large Cap Growth Fund	01	2003	9.553	11.743	2,681
Columbia Large Cap Growth Fund	01	2002	10.000	9.553	0

Columbia Large Cap Growth Fund	02	2005	11.244	11.527	2,687
Columbia Large Cap Growth Fund	02	2004	11.714	11.244	2,687
Columbia Large Cap Growth Fund	02	2003	9.549	11.714	0
Columbia Large Cap Growth Fund	02	2002	10.000	9.549	0

Columbia Large Cap Growth Fund	03	2005	11.232	11.508	0
Columbia Large Cap Growth Fund	03	2004	11.707	11.232	0
Columbia Large Cap Growth Fund	03	2003	9.548	11.707	0
Columbia Large Cap Growth Fund	03	2002	10.000	9.548	0

Columbia Large Cap Growth Fund	04	2005	11.194	11.452	0
Columbia Large Cap Growth Fund	04	2004	11.686	11.194	0
Columbia Large Cap Growth Fund	04	2003	9.545	11.686	0
Columbia Large Cap Growth Fund	04	2002	10.000	9.545	0

Columbia Large Cap Growth Fund	05	2005	11.181	11.433	0
Columbia Large Cap Growth Fund	05	2004	11.679	11.181	0
Columbia Large Cap Growth Fund	05	2003	9.544	11.679	0
Columbia Large Cap Growth Fund	05	2002	10.000	9.544	0

Columbia Large Cap Growth Fund	06	2005	11.144	11.377	0
Columbia Large Cap Growth Fund	06	2004	11.657	11.144	0
Columbia Large Cap Growth Fund	06	2003	9.542	11.657	0
Columbia Large Cap Growth Fund	06	2002	10.000	9.542	0

Columbia Large Cap Growth Fund	07	2005	10.799	11.020	0
Columbia Large Cap Growth Fund	07	2004	11.303	10.799	0
Columbia Large Cap Growth Fund	07	2003	10.000	11.303	0

Columbia Large Cap Growth Fund	08	2005	10.763	10.960	0
Columbia Large Cap Growth Fund	08	2004	11.288	10.763	0
Columbia Large Cap Growth Fund	08	2003	10.000	11.288	0

Fidelity Dynamic Capital Appreciation Portfolio	01	2005	12.894	15.296	0
Fidelity Dynamic Capital Appreciation Portfolio	01	2004	12.951	12.894	0
Fidelity Dynamic Capital Appreciation Portfolio	01	2003	10.548	12.951	0
Fidelity Dynamic Capital Appreciation Portfolio	01	2002	10.000	10.548	0

Fidelity Dynamic Capital Appreciation Portfolio	02	2005	12.836	15.197	0
Fidelity Dynamic Capital Appreciation Portfolio	02	2004	12.920	12.836	0
Fidelity Dynamic Capital Appreciation Portfolio	02	2003	10.543	12.920	0
Fidelity Dynamic Capital Appreciation Portfolio	02	2002	10.000	10.543	0

Fidelity Dynamic Capital Appreciation Portfolio	03	2005	12.822	15.172	0
Fidelity Dynamic Capital Appreciation Portfolio	03	2004	12.912	12.822	0
Fidelity Dynamic Capital Appreciation Portfolio	03	2003	10.542	12.912	0
Fidelity Dynamic Capital Appreciation Portfolio	03	2002	10.000	10.542	0

Fidelity Dynamic Capital Appreciation Portfolio	04	2005	12.779	15.098	0
Fidelity Dynamic Capital Appreciation Portfolio	04	2004	12.888	12.779	0
Fidelity Dynamic Capital Appreciation Portfolio	04	2003	10.539	12.888	0
Fidelity Dynamic Capital Appreciation Portfolio	04	2002	10.000	10.539	0

Fidelity Dynamic Capital Appreciation Portfolio	05	2005	12.764	15.074	0
Fidelity Dynamic Capital Appreciation Portfolio	05	2004	12.881	12.764	0
Fidelity Dynamic Capital Appreciation Portfolio	05	2003	10.538	12.881	0
Fidelity Dynamic Capital Appreciation Portfolio	05	2002	10.000	10.538	0

Fidelity Dynamic Capital Appreciation Portfolio	06	2005	12.721	15.000	0
Fidelity Dynamic Capital Appreciation Portfolio	06	2004	12.857	12.721	0
Fidelity Dynamic Capital Appreciation Portfolio	06	2003	10.535	12.857	0
Fidelity Dynamic Capital Appreciation Portfolio	06	2002	10.000	10.535	0

Fidelity Dynamic Capital Appreciation Portfolio	07	2005	11.173	13.168	0
Fidelity Dynamic Capital Appreciation Portfolio	07	2004	11.298	11.173	0
Fidelity Dynamic Capital Appreciation Portfolio	07	2003	10.000	11.298	0

Fidelity Dynamic Capital Appreciation Portfolio	08	2005	11.136	13.097	0
Fidelity Dynamic Capital Appreciation Portfolio	08	2004	11.283	11.136	0
Fidelity Dynamic Capital Appreciation Portfolio	08	2003	10.000	11.283	0

Fidelity Equity Income Portfolio	01	2005	14.015	14.545	0
Fidelity Equity Income Portfolio	01	2004	12.818	14.015	0
Fidelity Equity Income Portfolio	01	2003	10.028	12.818	0
Fidelity Equity Income Portfolio	01	2002	10.000	10.028	5

Fidelity Equity Income Portfolio	02	2005	13.952	14.450	0
Fidelity Equity Income Portfolio	02	2004	12.787	13.952	0
Fidelity Equity Income Portfolio	02	2003	10.024	12.787	0
Fidelity Equity Income Portfolio	02	2002	10.000	10.024	0

Fidelity Equity Income Portfolio	03	2005	13.937	14.427	0
Fidelity Equity Income Portfolio	03	2004	12.779	13.937	0
Fidelity Equity Income Portfolio	03	2003	10.023	12.779	0
Fidelity Equity Income Portfolio	03	2002	10.000	10.023	0

Fidelity Equity Income Portfolio	04	2005	13.890	14.356	0
Fidelity Equity Income Portfolio	04	2004	12.756	13.890	0
Fidelity Equity Income Portfolio	04	2003	10.020	12.756	0
Fidelity Equity Income Portfolio	04	2002	10.000	10.020	0

Fidelity Equity Income Portfolio	05	2005	13.874	14.333	0
Fidelity Equity Income Portfolio	05	2004	12.748	13.874	0
Fidelity Equity Income Portfolio	05	2003	10.019	12.748	0
Fidelity Equity Income Portfolio	05	2002	10.000	10.019	0

Fidelity Equity Income Portfolio	06	2005	13.827	14.263	0
Fidelity Equity Income Portfolio	06	2004	12.724	13.827	0
Fidelity Equity Income Portfolio	06	2003	10.016	12.724	0
Fidelity Equity Income Portfolio	06	2002	10.000	10.016	0

Fidelity Equity Income Portfolio	07	2005	13.128	13.535	0
Fidelity Equity Income Portfolio	07	2004	12.087	13.128	0
Fidelity Equity Income Portfolio	07	2003	10.000	12.087	0

Fidelity Equity Income Portfolio	08	2005	13.084	13.462	0
Fidelity Equity Income Portfolio	08	2004	12.071	13.084	0
Fidelity Equity Income Portfolio	08	2003	10.000	12.071	0

Fidelity Growth Opportunities Portfolio	01	2005	12.997	13.885	0
Fidelity Growth Opportunities Portfolio	01	2004	12.370	12.997	0
Fidelity Growth Opportunities Portfolio	01	2003	9.724	12.370	0
Fidelity Growth Opportunities Portfolio	01	2002	10.000	9.724	0

Fidelity Growth Opportunities Portfolio	02	2005	12.939	13.795	0
Fidelity Growth Opportunities Portfolio	02	2004	12.340	12.939	0
Fidelity Growth Opportunities Portfolio	02	2003	9.721	12.340	0
Fidelity Growth Opportunities Portfolio	02	2002	10.000	9.721	0

Fidelity Growth Opportunities Portfolio	03	2005	12.925	13.773	0
Fidelity Growth Opportunities Portfolio	03	2004	12.333	12.925	0
Fidelity Growth Opportunities Portfolio	03	2003	9.720	12.333	0
Fidelity Growth Opportunities Portfolio	03	2002	10.000	9.720	0

Fidelity Growth Opportunities Portfolio	04	2005	12.881	13.706	0
Fidelity Growth Opportunities Portfolio	04	2004	12.310	12.881	0
Fidelity Growth Opportunities Portfolio	04	2003	9.717	12.310	0
Fidelity Growth Opportunities Portfolio	04	2002	10.000	9.717	0

Fidelity Growth Opportunities Portfolio	05	2005	12.867	13.684	0
Fidelity Growth Opportunities Portfolio	05	2004	12.303	12.867	0
Fidelity Growth Opportunities Portfolio	05	2003	9.716	12.303	0
Fidelity Growth Opportunities Portfolio	05	2002	10.000	9.716	0

Fidelity Growth Opportunities Portfolio	06	2005	12.823	13.617	0
Fidelity Growth Opportunities Portfolio	06	2004	12.280	12.823	0
Fidelity Growth Opportunities Portfolio	06	2003	9.713	12.280	0
Fidelity Growth Opportunities Portfolio	06	2002	10.000	9.713	0

Fidelity Growth Opportunities Portfolio	07	2005	12.097	12.839	0
Fidelity Growth Opportunities Portfolio	07	2004	11.590	12.097	0
Fidelity Growth Opportunities Portfolio	07	2003	10.000	11.590	0

Fidelity Growth Opportunities Portfolio	08	2005	12.057	12.770	0
Fidelity Growth Opportunities Portfolio	08	2004	11.575	12.057	0
Fidelity Growth Opportunities Portfolio	08	2003	10.000	11.575	0

Franklin Templeton Growth and Income	01	2005	13.604	13.843	2,307
Franklin Templeton Growth and Income	01	2004	12.512	13.604	1,520
Franklin Templeton Growth and Income	01	2003	10.000	12.512	0

Franklin Templeton Growth and Income	02	2005	13.558	13.768	869
Franklin Templeton Growth and Income	02	2004	12.495	13.558	0
Franklin Templeton Growth and Income	02	2003	10.000	12.495	0

Franklin Templeton Growth and Income	03	2005	13.546	13.750	0
Franklin Templeton Growth and Income	03	2004	12.491	13.546	0
Franklin Templeton Growth and Income	03	2003	10.000	12.491	0

Franklin Templeton Growth and Income	04	2005	13.512	13.694	2,676
Franklin Templeton Growth and Income	04	2004	12.478	13.512	2,676
Franklin Templeton Growth and Income	04	2003	10.000	12.478	2,676

Franklin Templeton Growth and Income	05	2005	13.500	13.675	0
Franklin Templeton Growth and Income	05	2004	12.474	13.500	0
Franklin Templeton Growth and Income	05	2003	10.000	12.474	0

Franklin Templeton Growth and Income	06	2005	13.466	13.619	0
Franklin Templeton Growth and Income	06	2004	12.461	13.466	0
Franklin Templeton Growth and Income	06	2003	10.000	12.461	0

Franklin Templeton Growth and Income	07	2005	13.039	13.181	0
Franklin Templeton Growth and Income	07	2004	12.072	13.039	0
Franklin Templeton Growth and Income	07	2003	10.000	12.072	0

Franklin Templeton Growth and Income	08	2005	12.995	13.110	0
Franklin Templeton Growth and Income	08	2004	12.056	12.995	0
Franklin Templeton Growth and Income	08	2003	10.000	12.056	0

Liberty Asset Allocation Fund	01	2005	12.818	13.407	7,734
Liberty Asset Allocation Fund	01	2004	11.876	12.818	8,007
Liberty Asset Allocation Fund	01	2003	10.043	11.876	8,099
Liberty Asset Allocation Fund	01	2002	10.000	10.043	23

Liberty Asset Allocation Fund	02	2005	12.761	13.320	9,000
Liberty Asset Allocation Fund	02	2004	11.847	12.761	13,285
Liberty Asset Allocation Fund	02	2003	10.039	11.847	8,180
Liberty Asset Allocation Fund	02	2002	10.000	10.039	0

Liberty Asset Allocation Fund	03	2005	12.746	13.299	0
Liberty Asset Allocation Fund	03	2004	11.840	12.746	0
Liberty Asset Allocation Fund	03	2003	10.038	11.840	0
Liberty Asset Allocation Fund	03	2002	10.000	10.038	0

Liberty Asset Allocation Fund	04	2005	12.704	13.234	20,090
Liberty Asset Allocation Fund	04	2004	11.818	12.704	28,539
Liberty Asset Allocation Fund	04	2003	10.035	11.818	24,721
Liberty Asset Allocation Fund	04	2002	10.000	10.035	0

Liberty Asset Allocation Fund	05	2005	12.689	13.212	0
Liberty Asset Allocation Fund	05	2004	11.811	12.689	0
Liberty Asset Allocation Fund	05	2003	10.034	11.811	0
Liberty Asset Allocation Fund	05	2002	10.000	10.034	0

Liberty Asset Allocation Fund	06	2005	12.647	13.148	6,170
Liberty Asset Allocation Fund	06	2004	11.789	12.647	6,185
Liberty Asset Allocation Fund	06	2003	10.031	11.789	6,352
Liberty Asset Allocation Fund	06	2002	10.000	10.031	0

Liberty Asset Allocation Fund	07	2005	12.040	12.511	21,769
Liberty Asset Allocation Fund	07	2004	11.230	12.040	22,418
Liberty Asset Allocation Fund	07	2003	10.000	11.230	9,817

Liberty Asset Allocation Fund	08	2005	12.000	12.443	0
Liberty Asset Allocation Fund	08	2004	11.215	12.000	0
Liberty Asset Allocation Fund	08	2003	10.000	11.215	0

Liberty Federal Securities, B Class	01	2005	10.491	10.563	4,871
Liberty Federal Securities, B Class	01	2004	10.270	10.491	5,119
Liberty Federal Securities, B Class	01	2003	10.211	10.270	5,064
Liberty Federal Securities, B Class	01	2002	10.000	10.211	49

Liberty Federal Securities, B Class	02	2005	10.444	10.495	16,194
Liberty Federal Securities, B Class	02	2004	10.245	10.444	25,596
Liberty Federal Securities, B Class	02	2003	10.207	10.245	15,287
Liberty Federal Securities, B Class	02	2002	10.000	10.207	0

Liberty Federal Securities, B Class	03	2005	10.432	10.478	0
Liberty Federal Securities, B Class	03	2004	10.238	10.432	0
Liberty Federal Securities, B Class	03	2003	10.206	10.238	0
Liberty Federal Securities, B Class	03	2002	10.000	10.206	0

Liberty Federal Securities, B Class	04	2005	10.397	10.426	22,925
Liberty Federal Securities, B Class	04	2004	10.220	10.397	29,654
Liberty Federal Securities, B Class	04	2003	10.203	10.220	24,530
Liberty Federal Securities, B Class	04	2002	10.000	10.203	0

Liberty Federal Securities, B Class	05	2005	10.385	10.410	0
Liberty Federal Securities, B Class	05	2004	10.213	10.385	0
Liberty Federal Securities, B Class	05	2003	10.202	10.213	0
Liberty Federal Securities, B Class	05	2002	10.000	10.202	0

Liberty Federal Securities, B Class	06	2005	10.350	10.359	10,443
Liberty Federal Securities, B Class	06	2004	10.195	10.350	10,077
Liberty Federal Securities, B Class	06	2003	10.199	10.195	9,794
Liberty Federal Securities, B Class	06	2002	10.000	10.199	0

Liberty Federal Securities, B Class	07	2005	10.004	10.006	20,651
Liberty Federal Securities, B Class	07	2004	9.858	10.004	20,072
Liberty Federal Securities, B Class	07	2003	10.000	9.858	15,165

Liberty Federal Securities, B Class	08	2005	9.970	9.952	0
Liberty Federal Securities, B Class	08	2004	9.845	9.970	0
Liberty Federal Securities, B Class	08	2003	10.000	9.845	0

Liberty Federal Securities, A Class	01	2005	10.310	10.397	0
Liberty Federal Securities, A Class	01	2004	10.071	10.310	0
Liberty Federal Securities, A Class	01	2003	10.000	10.071	0

Liberty Federal Securities, A Class	02	2005	10.274	10.339	0
Liberty Federal Securities, A Class	02	2004	10.056	10.274	0
Liberty Federal Securities, A Class	02	2003	10.000	10.056	0

Liberty Federal Securities, A Class	03	2005	10.265	10.325	0
Liberty Federal Securities, A Class	03	2004	10.052	10.265	0
Liberty Federal Securities, A Class	03	2003	10.000	10.052	0

Liberty Federal Securities, A Class	04	2005	10.237	10.281	0
Liberty Federal Securities, A Class	04	2004	10.041	10.237	0
Liberty Federal Securities, A Class	04	2003	10.000	10.041	0

Liberty Federal Securities, A Class	05	2005	10.228	10.267	0
Liberty Federal Securities, A Class	05	2004	10.037	10.228	0
Liberty Federal Securities, A Class	05	2003	10.000	10.037	0

Liberty Federal Securities, A Class	06	2005	10.201	10.224	0
Liberty Federal Securities, A Class	06	2004	10.026	10.201	0
Liberty Federal Securities, A Class	06	2003	10.000	10.026	0

Liberty Federal Securities, A Class	07	2005	10.043	10.061	0
Liberty Federal Securities, A Class	07	2004	9.876	10.043	0
Liberty Federal Securities, A Class	07	2003	10.000	9.876	0

Liberty Federal Securities, A Class	08	2005	10.009	10.007	0
Liberty Federal Securities, A Class	08	2004	9.863	10.009	0
Liberty Federal Securities, A Class	08	2003	10.000	9.863	0

Liberty Growth and Income Fund	01	2005	13.390	13.979	6,709
Liberty Growth and Income Fund	01	2004	12.006	13.390	6,750
Liberty Growth and Income Fund	01	2003	10.207	12.006	1,387
Liberty Growth and Income Fund	01	2002	10.000	10.207	0

Liberty Growth and Income Fund	02	2005	13.330	13.889	16,431
Liberty Growth and Income Fund	02	2004	11.977	13.330	21,129
Liberty Growth and Income Fund	02	2003	10.203	11.977	14,529
Liberty Growth and Income Fund	02	2002	10.000	10.203	0

Liberty Growth and Income Fund	03	2005	13.315	13.866	0
Liberty Growth and Income Fund	03	2004	11.969	13.315	0
Liberty Growth and Income Fund	03	2003	10.202	11.969	0
Liberty Growth and Income Fund	03	2002	10.000	10.202	0

Liberty Growth and Income Fund	04	2005	13.270	13.798	0
Liberty Growth and Income Fund	04	2004	11.948	13.270	406
Liberty Growth and Income Fund	04	2003	10.199	11.948	407
Liberty Growth and Income Fund	04	2002	10.000	10.199	0

Liberty Growth and Income Fund	05	2005	13.255	13.776	0
Liberty Growth and Income Fund	05	2004	11.940	13.255	0
Liberty Growth and Income Fund	05	2003	10.198	11.940	0
Liberty Growth and Income Fund	05	2002	10.000	10.198	0

Liberty Growth and Income Fund	06	2005	13.211	13.709	0
Liberty Growth and Income Fund	06	2004	11.918	13.211	0
Liberty Growth and Income Fund	06	2003	10.194	11.918	0
Liberty Growth and Income Fund	06	2002	10.000	10.194	0

Liberty Growth and Income Fund	07	2005	12.885	13.363	0
Liberty Growth and Income Fund	07	2004	11.630	12.885	0
Liberty Growth and Income Fund	07	2003	10.000	11.630	0

Liberty Growth and Income Fund	08	2005	12.842	13.291	0
Liberty Growth and Income Fund	08	2004	11.615	12.842	0
Liberty Growth and Income Fund	08	2003	10.000	11.615	0

Liberty Money Market	01	2005	9.799	9.904	10,956
Liberty Money Market	01	2004	9.883	9.799	19,480
Liberty Money Market	01	2003	9.985	9.883	21,134
Liberty Money Market	01	2002	10.000	9.985	40

Liberty Money Market	02	2005	9.755	9.840	144,868
Liberty Money Market	02	2004	9.859	9.755	77,926
Liberty Money Market	02	2003	9.981	9.859	131,019
Liberty Money Market	02	2002	10.000	9.981	0

Liberty Money Market	03	2005	9.745	9.824	0
Liberty Money Market	03	2004	9.853	9.745	0
Liberty Money Market	03	2003	9.980	9.853	0
Liberty Money Market	03	2002	10.000	9.980	0

Liberty Money Market	04	2005	9.712	9.776	25,659
Liberty Money Market	04	2004	9.835	9.712	32,184
Liberty Money Market	04	2003	9.977	9.835	25,836
Liberty Money Market	04	2002	10.000	9.977	0

Liberty Money Market	05	2005	9.701	9.760	0
Liberty Money Market	05	2004	9.829	9.701	0
Liberty Money Market	05	2003	9.976	9.829	0
Liberty Money Market	05	2002	10.000	9.976	0

Liberty Money Market	06	2005	9.668	9.712	11,834
Liberty Money Market	06	2004	9.811	9.668	11,462
Liberty Money Market	06	2003	9.973	9.811	10,814
Liberty Money Market	06	2002	10.000	9.973	0

Liberty Money Market	07	2005	9.742	9.781	23,340
Liberty Money Market	07	2004	9.890	9.742	22,785
Liberty Money Market	07	2003	10.000	9.890	16,909

Liberty Money Market	08	2005	9.709	9.728	0
Liberty Money Market	08	2004	9.877	9.709	0
Liberty Money Market	08	2003	10.000	9.877	0

Liberty Select Value	01	2005	13.924	15.341	3,934
Liberty Select Value	01	2004	12.283	13.924	2,536
Liberty Select Value	01	2003	9.805	12.283	947
Liberty Select Value	01	2002	10.000	9.805	0

Liberty Select Value	02	2005	13.862	15.241	12,040
Liberty Select Value	02	2004	12.254	13.862	6,907
Liberty Select Value	02	2003	9.801	12.254	0
Liberty Select Value	02	2002	10.000	9.801	0

Liberty Select Value	03	2005	13.846	15.216	0
Liberty Select Value	03	2004	12.246	13.846	0
Liberty Select Value	03	2003	9.800	12.246	0
Liberty Select Value	03	2002	10.000	9.800	0

Liberty Select Value	04	2005	13.800	15.142	6,201
Liberty Select Value	04	2004	12.224	13.800	6,968
Liberty Select Value	04	2003	9.797	12.224	7,145
Liberty Select Value	04	2002	10.000	9.797	0

Liberty Select Value	05	2005	13.784	15.118	0
Liberty Select Value	05	2004	12.216	13.784	0
Liberty Select Value	05	2003	9.796	12.216	0
Liberty Select Value	05	2002	10.000	9.796	0

Liberty Select Value	06	2005	13.738	15.044	0
Liberty Select Value	06	2004	12.194	13.738	0
Liberty Select Value	06	2003	9.793	12.194	0
Liberty Select Value	06	2002	10.000	9.793	0

Liberty Select Value	07	2005	13.585	14.869	0
Liberty Select Value	07	2004	12.064	13.585	0
Liberty Select Value	07	2003	10.000	12.064	0

Liberty Select Value	08	2005	13.539	14.788	0
Liberty Select Value	08	2004	12.049	13.539	0
Liberty Select Value	08	2003	10.000	12.049	0

Liberty SP 500 Index	01	2005	13.263	13.588	9,507
Liberty SP 500 Index	01	2004	12.253	13.263	9,270
Liberty SP 500 Index	01	2003	9.763	12.253	5,849
Liberty SP 500 Index	01	2002	10.000	9.763	31

Liberty SP 500 Index	02	2005	13.203	13.500	42,785
Liberty SP 500 Index	02	2004	12.223	13.203	51,859
Liberty SP 500 Index	02	2003	9.759	12.223	23,006
Liberty SP 500 Index	02	2002	10.000	9.759	0

Liberty SP 500 Index	03	2005	13.189	13.478	0
Liberty SP 500 Index	03	2004	12.216	13.189	0
Liberty SP 500 Index	03	2003	9.758	12.216	0
Liberty SP 500 Index	03	2002	10.000	9.758	0

Liberty SP 500 Index	04	2005	13.144	13.412	85,602
Liberty SP 500 Index	04	2004	12.194	13.144	85,837
Liberty SP 500 Index	04	2003	9.755	12.194	49,266
Liberty SP 500 Index	04	2002	10.000	9.755	0

Liberty SP 500 Index	05	2005	13.130	13.390	0
Liberty SP 500 Index	05	2004	12.186	13.130	0
Liberty SP 500 Index	05	2003	9.754	12.186	0
Liberty SP 500 Index	05	2002	10.000	9.754	0

Liberty SP 500 Index	06	2005	13.085	13.325	0
Liberty SP 500 Index	06	2004	12.164	13.085	0
Liberty SP 500 Index	06	2003	9.751	12.164	0
Liberty SP 500 Index	06	2002	10.000	9.751	0

Liberty SP 500 Index	07	2005	12.529	12.751	0
Liberty SP 500 Index	07	2004	11.652	12.529	0
Liberty SP 500 Index	07	2003	10.000	11.652	0

Liberty SP 500 Index	08	2005	12.487	12.683	0
Liberty SP 500 Index	08	2004	11.637	12.487	0
Liberty SP 500 Index	08	2003	10.000	11.637	0

Lord Abbett Series Fund Growth and Income	01	2005	13.751	13.957	15,390
Lord Abbett Series Fund Growth and Income	01	2004	12.418	13.751	15,514
Lord Abbett Series Fund Growth and Income	01	2003	10.000	12.418	7,549

Lord Abbett Series Fund Growth and Income	02	2005	13.704	13.881	3,035
Lord Abbett Series Fund Growth and Income	02	2004	12.401	13.704	3,360
Lord Abbett Series Fund Growth and Income	02	2003	10.000	12.401	1,177

Lord Abbett Series Fund Growth and Income	03	2005	13.692	13.862	0
Lord Abbett Series Fund Growth and Income	03	2004	12.397	13.692	0
Lord Abbett Series Fund Growth and Income	03	2003	10.000	12.397	0

Lord Abbett Series Fund Growth and Income	04	2005	13.657	13.806	9,895
Lord Abbett Series Fund Growth and Income	04	2004	12.384	13.657	13,517
Lord Abbett Series Fund Growth and Income	04	2003	10.000	12.384	11,330

Lord Abbett Series Fund Growth and Income	05	2005	13.646	13.787	0
Lord Abbett Series Fund Growth and Income	05	2004	12.380	13.646	0
Lord Abbett Series Fund Growth and Income	05	2003	10.000	12.380	0

Lord Abbett Series Fund Growth and Income	06	2005	13.611	13.731	2,462
Lord Abbett Series Fund Growth and Income	06	2004	12.367	13.611	2,394
Lord Abbett Series Fund Growth and Income	06	2003	10.000	12.367	2,523

Lord Abbett Series Fund Growth and Income	07	2005	13.121	13.230	4,008
Lord Abbett Series Fund Growth and Income	07	2004	11.929	13.121	3,910
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.929	2,983

Lord Abbett Series Fund Growth and Income	08	2005	13.077	13.158	0
Lord Abbett Series Fund Growth and Income	08	2004	11.913	13.077	0
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.913	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.326	16.305	14,072
Lord Abbett Series Fund Mid Cap Value	01	2004	12.569	15.326	12,500
Lord Abbett Series Fund Mid Cap Value	01	2003	10.000	12.569	5,130

Lord Abbett Series Fund Mid Cap Value	02	2005	15.274	16.216	20,882
Lord Abbett Series Fund Mid Cap Value	02	2004	12.552	15.274	21,378
Lord Abbett Series Fund Mid Cap Value	02	2003	10.000	12.552	5,076

Lord Abbett Series Fund Mid Cap Value	03	2005	15.261	16.194	0
Lord Abbett Series Fund Mid Cap Value	03	2004	12.548	15.261	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.000	12.548	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.222	16.128	5,033
Lord Abbett Series Fund Mid Cap Value	04	2004	12.535	15.222	4,890
Lord Abbett Series Fund Mid Cap Value	04	2003	10.000	12.535	4,655

Lord Abbett Series Fund Mid Cap Value	05	2005	15.209	16.106	0
Lord Abbett Series Fund Mid Cap Value	05	2004	12.531	15.209	0
Lord Abbett Series Fund Mid Cap Value	05	2003	10.000	12.531	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.170	16.041	0
Lord Abbett Series Fund Mid Cap Value	06	2004	12.518	15.170	0
Lord Abbett Series Fund Mid Cap Value	06	2003	10.000	12.518	0

Lord Abbett Series Fund Mid Cap Value	07	2005	14.651	15.484	0
Lord Abbett Series Fund Mid Cap Value	07	2004	12.096	14.651	0
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.096	0

Lord Abbett Series Fund Mid Cap Value	08	2005	14.601	15.400	0
Lord Abbett Series Fund Mid Cap Value	08	2004	12.080	14.601	0
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.080	0

MFS VIT Emerging Growth Series	01	2005	13.512	14.469	3,913
MFS VIT Emerging Growth Series	01	2004	12.195	13.512	3,976
MFS VIT Emerging Growth Series	01	2003	9.548	12.195	982
MFS VIT Emerging Growth Series	01	2002	10.000	9.548	0

MFS VIT Emerging Growth Series	02	2005	13.452	14.375	4,180
MFS VIT Emerging Growth Series	02	2004	12.166	13.452	4,069
MFS VIT Emerging Growth Series	02	2003	9.544	12.166	1,475
MFS VIT Emerging Growth Series	02	2002	10.000	9.544	0

MFS VIT Emerging Growth Series	03	2005	13.437	14.351	0
MFS VIT Emerging Growth Series	03	2004	12.158	13.437	0
MFS VIT Emerging Growth Series	03	2003	9.543	12.158	0
MFS VIT Emerging Growth Series	03	2002	10.000	9.543	0

MFS VIT Emerging Growth Series	04	2005	13.392	14.281	0
MFS VIT Emerging Growth Series	04	2004	12.136	13.392	0
MFS VIT Emerging Growth Series	04	2003	9.540	12.136	0
MFS VIT Emerging Growth Series	04	2002	10.000	9.540	0

MFS VIT Emerging Growth Series	05	2005	13.377	14.258	0
MFS VIT Emerging Growth Series	05	2004	12.129	13.377	0
MFS VIT Emerging Growth Series	05	2003	9.539	12.129	0
MFS VIT Emerging Growth Series	05	2002	10.000	9.539	0

MFS VIT Emerging Growth Series	06	2005	13.332	14.188	0
MFS VIT Emerging Growth Series	06	2004	12.107	13.332	0
MFS VIT Emerging Growth Series	06	2003	9.537	12.107	0
MFS VIT Emerging Growth Series	06	2002	10.000	9.537	0

MFS VIT Emerging Growth Series	07	2005	12.646	13.452	0
MFS VIT Emerging Growth Series	07	2004	11.490	12.646	0
MFS VIT Emerging Growth Series	07	2003	10.000	11.490	0

MFS VIT Emerging Growth Series	08	2005	12.604	13.379	0
MFS VIT Emerging Growth Series	08	2004	11.475	12.604	0
MFS VIT Emerging Growth Series	08	2003	10.000	11.475	0

MFS VIT Investors Growth Stock	01	2005	12.041	12.338	18,410
MFS VIT Investors Growth Stock	01	2004	11.240	12.041	17,138
MFS VIT Investors Growth Stock	01	2003	9.326	11.240	10,841
MFS VIT Investors Growth Stock	01	2002	10.000	9.326	0

MFS VIT Investors Growth Stock	02	2005	11.988	12.258	7,138
MFS VIT Investors Growth Stock	02	2004	11.213	11.988	7,140
MFS VIT Investors Growth Stock	02	2003	9.323	11.213	5,933
MFS VIT Investors Growth Stock	02	2002	10.000	9.323	0

MFS VIT Investors Growth Stock	03	2005	11.974	12.238	0
MFS VIT Investors Growth Stock	03	2004	11.206	11.974	0
MFS VIT Investors Growth Stock	03	2003	9.322	11.206	0
MFS VIT Investors Growth Stock	03	2002	10.000	9.322	0

MFS VIT Investors Growth Stock	04	2005	11.934	12.178	440
MFS VIT Investors Growth Stock	04	2004	11.186	11.934	439
MFS VIT Investors Growth Stock	04	2003	9.319	11.186	433
MFS VIT Investors Growth Stock	04	2002	10.000	9.319	0

MFS VIT Investors Growth Stock	05	2005	11.921	12.158	0
MFS VIT Investors Growth Stock	05	2004	11.179	11.921	0
MFS VIT Investors Growth Stock	05	2003	9.318	11.179	0
MFS VIT Investors Growth Stock	05	2002	10.000	9.318	0

MFS VIT Investors Growth Stock	06	2005	11.880	12.099	0
MFS VIT Investors Growth Stock	06	2004	11.158	11.880	0
MFS VIT Investors Growth Stock	06	2003	9.315	11.158	0
MFS VIT Investors Growth Stock	06	2002	10.000	9.315	0

MFS VIT Investors Growth Stock	07	2005	11.773	11.983	0
MFS VIT Investors Growth Stock	07	2004	11.063	11.773	0
MFS VIT Investors Growth Stock	07	2003	10.000	11.063	0

MFS VIT Investors Growth Stock	08	2005	11.733	11.918	0
MFS VIT Investors Growth Stock	08	2004	11.049	11.733	0
MFS VIT Investors Growth Stock	08	2003	10.000	11.049	0

MFS VIT Investors Trust Series	01	2005	12.561	13.215	120
MFS VIT Investors Trust Series	01	2004	11.499	12.561	122
MFS VIT Investors Trust Series	01	2003	9.602	11.499	144
MFS VIT Investors Trust Series	01	2002	10.000	9.602	0

MFS VIT Investors Trust Series	02	2005	12.505	13.130	203
MFS VIT Investors Trust Series	02	2004	11.471	12.505	204
MFS VIT Investors Trust Series	02	2003	9.598	11.471	581
MFS VIT Investors Trust Series	02	2002	10.000	9.598	0

MFS VIT Investors Trust Series	03	2005	12.491	13.108	0
MFS VIT Investors Trust Series	03	2004	11.464	12.491	0
MFS VIT Investors Trust Series	03	2003	9.597	11.464	0
MFS VIT Investors Trust Series	03	2002	10.000	9.597	0

MFS VIT Investors Trust Series	04	2005	12.449	13.044	0
MFS VIT Investors Trust Series	04	2004	11.443	12.449	0
MFS VIT Investors Trust Series	04	2003	9.594	11.443	0
MFS VIT Investors Trust Series	04	2002	10.000	9.594	0

MFS VIT Investors Trust Series	05	2005	12.435	13.023	0
MFS VIT Investors Trust Series	05	2004	11.437	12.435	0
MFS VIT Investors Trust Series	05	2003	9.593	11.437	0
MFS VIT Investors Trust Series	05	2002	10.000	9.593	0

MFS VIT Investors Trust Series	06	2005	12.393	12.959	0
MFS VIT Investors Trust Series	06	2004	11.416	12.393	0
MFS VIT Investors Trust Series	06	2003	9.590	11.416	0
MFS VIT Investors Trust Series	06	2002	10.000	9.590	0

MFS VIT Investors Trust Series	07	2005	12.299	12.854	0
MFS VIT Investors Trust Series	07	2004	11.334	12.299	0
MFS VIT Investors Trust Series	07	2003	10.000	11.334	0

MFS VIT Investors Trust Series	08	2005	12.257	12.785	0
MFS VIT Investors Trust Series	08	2004	11.319	12.257	0
MFS VIT Investors Trust Series	08	2003	10.000	11.319	0

MFS VIT New Discovery Series	01	2005	13.264	13.696	729
MFS VIT New Discovery Series	01	2004	12.706	13.264	472
MFS VIT New Discovery Series	01	2003	9.687	12.706	136
MFS VIT New Discovery Series	01	2002	10.000	9.687	6

MFS VIT New Discovery Series	02	2005	13.205	13.607	3,877
MFS VIT New Discovery Series	02	2004	12.675	13.205	3,878
MFS VIT New Discovery Series	02	2003	9.683	12.675	1,210
MFS VIT New Discovery Series	02	2002	10.000	9.683	0

MFS VIT New Discovery Series	03	2005	13.190	13.585	0
MFS VIT New Discovery Series	03	2004	12.667	13.190	0
MFS VIT New Discovery Series	03	2003	9.682	12.667	0
MFS VIT New Discovery Series	03	2002	10.000	9.682	0

MFS VIT New Discovery Series	04	2005	13.146	13.518	2,829
MFS VIT New Discovery Series	04	2004	12.644	13.146	3,769
MFS VIT New Discovery Series	04	2003	9.679	12.644	3,112
MFS VIT New Discovery Series	04	2002	10.000	9.679	0

MFS VIT New Discovery Series	05	2005	13.131	13.497	0
MFS VIT New Discovery Series	05	2004	12.636	13.131	0
MFS VIT New Discovery Series	05	2003	9.678	12.636	0
MFS VIT New Discovery Series	05	2002	10.000	9.678	0

MFS VIT New Discovery Series	06	2005	13.087	13.430	0
MFS VIT New Discovery Series	06	2004	12.613	13.087	0
MFS VIT New Discovery Series	06	2003	9.675	12.613	0
MFS VIT New Discovery Series	06	2002	10.000	9.675	0

MFS VIT New Discovery Series	07	2005	12.677	13.003	0
MFS VIT New Discovery Series	07	2004	12.224	12.677	0
MFS VIT New Discovery Series	07	2003	10.000	12.224	0

MFS VIT New Discovery Series	08	2005	12.634	12.933	0
MFS VIT New Discovery Series	08	2004	12.208	12.634	0
MFS VIT New Discovery Series	08	2003	10.000	12.208	0

Mutual Shares Securities Fund	01	2005	13.246	14.396	26,608
Mutual Shares Securities Fund	01	2004	11.964	13.246	12,982
Mutual Shares Securities Fund	01	2003	10.000	11.964	10,090

Mutual Shares Securities Fund	02	2005	13.201	14.318	18,978
Mutual Shares Securities Fund	02	2004	11.948	13.201	19,775
Mutual Shares Securities Fund	02	2003	10.000	11.948	8,123

Mutual Shares Securities Fund	03	2005	13.190	14.298	548
Mutual Shares Securities Fund	03	2004	11.944	13.190	549
Mutual Shares Securities Fund	03	2003	10.000	11.944	0

Mutual Shares Securities Fund	04	2005	13.156	14.240	917
Mutual Shares Securities Fund	04	2004	11.932	13.156	917
Mutual Shares Securities Fund	04	2003	10.000	11.932	917

Mutual Shares Securities Fund	05	2005	13.145	14.221	0
Mutual Shares Securities Fund	05	2004	11.928	13.145	0
Mutual Shares Securities Fund	05	2003	10.000	11.928	0

Mutual Shares Securities Fund	06	2005	13.111	14.162	0
Mutual Shares Securities Fund	06	2004	11.915	13.111	0
Mutual Shares Securities Fund	06	2003	10.000	11.915	0

Mutual Shares Securities Fund	07	2005	12.871	13.896	0
Mutual Shares Securities Fund	07	2004	11.703	12.871	0
Mutual Shares Securities Fund	07	2003	10.000	11.703	0

Mutual Shares Securities Fund	08	2005	12.828	13.821	0
Mutual Shares Securities Fund	08	2004	11.688	12.828	0
Mutual Shares Securities Fund	08	2003	10.000	11.688	0

PIMCO Real Return Portfolio	01	2005	11.196	11.237	7,047
PIMCO Real Return Portfolio	01	2004	10.457	11.196	6,935
PIMCO Real Return Portfolio	01	2003	10.000	10.457	3,129

PIMCO Real Return Portfolio	02	2005	11.158	11.176	26,987
PIMCO Real Return Portfolio	02	2004	10.443	11.158	26,527
PIMCO Real Return Portfolio	02	2003	10.000	10.443	2,094

PIMCO Real Return Portfolio	03	2005	11.148	11.161	0
PIMCO Real Return Portfolio	03	2004	10.439	11.148	0
PIMCO Real Return Portfolio	03	2003	10.000	10.439	0

PIMCO Real Return Portfolio	04	2005	11.120	11.115	623
PIMCO Real Return Portfolio	04	2004	10.429	11.120	624
PIMCO Real Return Portfolio	04	2003	10.000	10.429	0

PIMCO Real Return Portfolio	05	2005	11.110	11.100	0
PIMCO Real Return Portfolio	05	2004	10.425	11.110	0
PIMCO Real Return Portfolio	05	2003	10.000	10.425	0

PIMCO Real Return Portfolio	06	2005	11.082	11.055	0
PIMCO Real Return Portfolio	06	2004	10.414	11.082	0
PIMCO Real Return Portfolio	06	2003	10.000	10.414	0

PIMCO Real Return Portfolio	07	2005	10.810	10.778	0
PIMCO Real Return Portfolio	07	2004	10.164	10.810	0
PIMCO Real Return Portfolio	07	2003	10.000	10.164	0

PIMCO Real Return Portfolio	08	2005	10.773	10.719	0
PIMCO Real Return Portfolio	08	2004	10.151	10.773	0
PIMCO Real Return Portfolio	08	2003	10.000	10.151	0

PIMCO Total Return Portfolio	01	2005	10.393	10.468	22,865
PIMCO Total Return Portfolio	01	2004	10.081	10.393	22,923
PIMCO Total Return Portfolio	01	2003	10.000	10.081	11,732

PIMCO Total Return Portfolio	02	2005	10.358	10.411	27,087
PIMCO Total Return Portfolio	02	2004	10.067	10.358	33,473
PIMCO Total Return Portfolio	02	2003	10.000	10.067	18,449

PIMCO Total Return Portfolio	03	2005	10.349	10.397	668
PIMCO Total Return Portfolio	03	2004	10.063	10.349	669
PIMCO Total Return Portfolio	03	2003	10.000	10.063	0

PIMCO Total Return Portfolio	04	2005	10.323	10.354	42,009
PIMCO Total Return Portfolio	04	2004	10.053	10.323	57,956
PIMCO Total Return Portfolio	04	2003	10.000	10.053	47,928

PIMCO Total Return Portfolio	05	2005	10.314	10.340	0
PIMCO Total Return Portfolio	05	2004	10.050	10.314	0
PIMCO Total Return Portfolio	05	2003	10.000	10.050	0

PIMCO Total Return Portfolio	06	2005	10.288	10.298	11,161
PIMCO Total Return Portfolio	06	2004	10.039	10.288	10,772
PIMCO Total Return Portfolio	06	2003	10.000	10.039	10,567

PIMCO Total Return Portfolio	07	2005	10.207	10.213	21,544
PIMCO Total Return Portfolio	07	2004	9.966	10.207	20,936
PIMCO Total Return Portfolio	07	2003	10.000	9.966	15,961

PIMCO Total Return Portfolio	08	2005	10.173	10.158	0
PIMCO Total Return Portfolio	08	2004	9.953	10.173	0
PIMCO Total Return Portfolio	08	2003	10.000	9.953	0

Rydex Financial Services Fund	01	2005	14.245	14.477	0
Rydex Financial Services Fund	01	2004	12.374	14.245	0
Rydex Financial Services Fund	01	2003	9.764	12.374	0
Rydex Financial Services Fund	01	2002	10.000	9.764	0

Rydex Financial Services Fund	02	2005	14.181	14.383	0
Rydex Financial Services Fund	02	2004	12.344	14.181	0
Rydex Financial Services Fund	02	2003	9.760	12.344	0
Rydex Financial Services Fund	02	2002	10.000	9.760	0

Rydex Financial Services Fund	03	2005	14.165	14.359	0
Rydex Financial Services Fund	03	2004	12.336	14.165	0
Rydex Financial Services Fund	03	2003	9.759	12.336	0
Rydex Financial Services Fund	03	2002	10.000	9.759	0

Rydex Financial Services Fund	04	2005	14.118	14.289	0
Rydex Financial Services Fund	04	2004	12.314	14.118	0
Rydex Financial Services Fund	04	2003	9.756	12.314	0
Rydex Financial Services Fund	04	2002	10.000	9.756	0

Rydex Financial Services Fund	05	2005	14.102	14.266	0
Rydex Financial Services Fund	05	2004	12.306	14.102	0
Rydex Financial Services Fund	05	2003	9.755	12.306	0
Rydex Financial Services Fund	05	2002	10.000	9.755	0

Rydex Financial Services Fund	06	2005	14.055	14.196	0
Rydex Financial Services Fund	06	2004	12.284	14.055	0
Rydex Financial Services Fund	06	2003	9.752	12.284	0
Rydex Financial Services Fund	06	2002	10.000	9.752	0

Rydex Financial Services Fund	07	2005	13.505	13.634	0
Rydex Financial Services Fund	07	2004	11.809	13.505	0
Rydex Financial Services Fund	07	2003	10.000	11.809	0

Rydex Financial Services Fund	08	2005	13.460	13.561	0
Rydex Financial Services Fund	08	2004	11.794	13.460	0
Rydex Financial Services Fund	08	2003	10.000	11.794	0

Rydex Health Care Fund	01	2005	12.621	13.728	0
Rydex Health Care Fund	01	2004	12.088	12.621	0
Rydex Health Care Fund	01	2003	9.475	12.088	0
Rydex Health Care Fund	01	2002	10.000	9.475	0

Rydex Health Care Fund	02	2005	12.565	13.639	0
Rydex Health Care Fund	02	2004	12.058	12.565	0
Rydex Health Care Fund	02	2003	9.472	12.058	0
Rydex Health Care Fund	02	2002	10.000	9.472	0

Rydex Health Care Fund	03	2005	12.551	13.617	0
Rydex Health Care Fund	03	2004	12.051	12.551	0
Rydex Health Care Fund	03	2003	9.471	12.051	0
Rydex Health Care Fund	03	2002	10.000	9.471	0

Rydex Health Care Fund	04	2005	12.508	13.550	0
Rydex Health Care Fund	04	2004	12.029	12.508	0
Rydex Health Care Fund	04	2003	9.468	12.029	0
Rydex Health Care Fund	04	2002	10.000	9.468	0

Rydex Health Care Fund	05	2005	12.494	13.528	0
Rydex Health Care Fund	05	2004	12.021	12.494	0
Rydex Health Care Fund	05	2003	9.467	12.021	0
Rydex Health Care Fund	05	2002	10.000	9.467	0

Rydex Health Care Fund	06	2005	12.452	13.462	0
Rydex Health Care Fund	06	2004	11.999	12.452	0
Rydex Health Care Fund	06	2003	9.464	11.999	0
Rydex Health Care Fund	06	2002	10.000	9.464	0

Rydex Health Care Fund	07	2005	12.035	13.004	0
Rydex Health Care Fund	07	2004	11.603	12.035	0
Rydex Health Care Fund	07	2003	10.000	11.603	0

Rydex Health Care Fund	08	2005	11.995	12.934	0
Rydex Health Care Fund	08	2004	11.588	11.995	0
Rydex Health Care Fund	08	2003	10.000	11.588	0

Rydex VT OTC Fund	01	2005	15.296	15.204	0
Rydex VT OTC Fund	01	2004	14.231	15.296	0
Rydex VT OTC Fund	01	2003	9.956	14.231	0
Rydex VT OTC Fund	01	2002	10.000	9.956	0

Rydex VT OTC Fund	02	2005	15.228	15.106	0
Rydex VT OTC Fund	02	2004	14.197	15.228	0
Rydex VT OTC Fund	02	2003	9.952	14.197	0
Rydex VT OTC Fund	02	2002	10.000	9.952	0

Rydex VT OTC Fund	03	2005	15.211	15.081	0
Rydex VT OTC Fund	03	2004	14.188	15.211	0
Rydex VT OTC Fund	03	2003	9.951	14.188	0
Rydex VT OTC Fund	03	2002	10.000	9.951	0

Rydex VT OTC Fund	04	2005	15.160	15.008	0
Rydex VT OTC Fund	04	2004	14.162	15.160	0
Rydex VT OTC Fund	04	2003	9.948	14.162	0
Rydex VT OTC Fund	04	2002	10.000	9.948	0

Rydex VT OTC Fund	05	2005	15.143	14.983	0
Rydex VT OTC Fund	05	2004	14.154	15.143	0
Rydex VT OTC Fund	05	2003	9.947	14.154	0
Rydex VT OTC Fund	05	2002	10.000	9.947	0

Rydex VT OTC Fund	06	2005	15.092	14.910	0
Rydex VT OTC Fund	06	2004	14.128	15.092	0
Rydex VT OTC Fund	06	2003	9.944	14.128	0
Rydex VT OTC Fund	06	2002	10.000	9.944	0

Rydex VT OTC Fund	07	2005	13.044	12.880	0
Rydex VT OTC Fund	07	2004	12.217	13.044	0
Rydex VT OTC Fund	07	2003	10.000	12.217	0

Rydex VT OTC Fund	08	2005	13.000	12.811	0
Rydex VT OTC Fund	08	2004	12.201	13.000	0
Rydex VT OTC Fund	08	2003	10.000	12.201	0

Templeton Foreign Securities Fund Class 2	01	2005	15.261	16.528	32,428
Templeton Foreign Securities Fund Class 2	01	2004	13.099	15.261	20,271
Templeton Foreign Securities Fund Class 2	01	2003	10.000	13.099	15,048

Templeton Foreign Securities Fund Class 2	02	2005	15.209	16.438	13,983
Templeton Foreign Securities Fund Class 2	02	2004	13.081	15.209	15,842
Templeton Foreign Securities Fund Class 2	02	2003	10.000	13.081	9,565

Templeton Foreign Securities Fund Class 2	03	2005	15.196	16.416	0
Templeton Foreign Securities Fund Class 2	03	2004	13.076	15.196	0
Templeton Foreign Securities Fund Class 2	03	2003	10.000	13.076	0

Templeton Foreign Securities Fund Class 2	04	2005	15.157	16.349	18,139
Templeton Foreign Securities Fund Class 2	04	2004	13.063	15.157	27,400
Templeton Foreign Securities Fund Class 2	04	2003	10.000	13.063	25,026

Templeton Foreign Securities Fund Class 2	05	2005	15.145	16.327	0
Templeton Foreign Securities Fund Class 2	05	2004	13.059	15.145	0
Templeton Foreign Securities Fund Class 2	05	2003	10.000	13.059	0

Templeton Foreign Securities Fund Class 2	06	2005	15.106	16.260	2,494
Templeton Foreign Securities Fund Class 2	06	2004	13.045	15.106	2,589
Templeton Foreign Securities Fund Class 2	06	2003	10.000	13.045	2,870

Templeton Foreign Securities Fund Class 2	07	2005	14.652	15.763	4,773
Templeton Foreign Securities Fund Class 2	07	2004	12.659	14.652	4,980
Templeton Foreign Securities Fund Class 2	07	2003	10.000	12.659	4,240

Templeton Foreign Securities Fund Class 2	08	2005	14.602	15.678	0
Templeton Foreign Securities Fund Class 2	08	2004	12.643	14.602	0
Templeton Foreign Securities Fund Class 2	08	2003	10.000	12.643	0

Wanger International Select	01	2005	17.759	20.326	9,644
Wanger International Select	01	2004	14.530	17.759	9,748
Wanger International Select	01	2003	10.466	14.530	7,375
Wanger International Select	01	2002	10.000	10.466	0

Wanger International Select	02	2005	17.680	20.194	1,249
Wanger International Select	02	2004	14.495	17.680	1,642
Wanger International Select	02	2003	10.461	14.495	1,377
Wanger International Select	02	2002	10.000	10.461	0

Wanger International Select	03	2005	17.660	20.161	0
Wanger International Select	03	2004	14.486	17.660	0
Wanger International Select	03	2003	10.460	14.486	0
Wanger International Select	03	2002	10.000	10.460	0

Wanger International Select	04	2005	17.601	20.063	8,804
Wanger International Select	04	2004	14.460	17.601	13,353
Wanger International Select	04	2003	10.457	14.460	13,273
Wanger International Select	04	2002	10.000	10.457	0

Wanger International Select	05	2005	17.581	20.031	0
Wanger International Select	05	2004	14.451	17.581	0
Wanger International Select	05	2003	10.456	14.451	0
Wanger International Select	05	2002	10.000	10.456	0

Wanger International Select	06	2005	17.522	19.933	1,696
Wanger International Select	06	2004	14.425	17.522	1,860
Wanger International Select	06	2003	10.453	14.425	2,163
Wanger International Select	06	2002	10.000	10.453	0

Wanger International Select	07	2005	16.087	18.292	2,916
Wanger International Select	07	2004	13.251	16.087	3,208
Wanger International Select	07	2003	10.000	13.251	2,706

Wanger International Select	08	2005	16.033	18.193	0
Wanger International Select	08	2004	13.233	16.033	0
Wanger International Select	08	2003	10.000	13.233	0

Wanger International Small Cap	01	2005	19.971	23.859	8,065
Wanger International Small Cap	01	2004	15.596	19.971	8,144
Wanger International Small Cap	01	2003	10.657	15.596	5,786
Wanger International Small Cap	01	2002	10.000	10.657	27

Wanger International Small Cap	02	2005	19.882	23.704	528
Wanger International Small Cap	02	2004	15.558	19.882	488
Wanger International Small Cap	02	2003	10.653	15.558	0
Wanger International Small Cap	02	2002	10.000	10.653	0

Wanger International Small Cap	03	2005	19.859	23.665	0
Wanger International Small Cap	03	2004	15.549	19.859	0
Wanger International Small Cap	03	2003	10.652	15.549	0
Wanger International Small Cap	03	2002	10.000	10.652	0

Wanger International Small Cap	04	2005	19.793	23.550	0
Wanger International Small Cap	04	2004	15.520	19.793	0
Wanger International Small Cap	04	2003	10.649	15.520	0
Wanger International Small Cap	04	2002	10.000	10.649	0

Wanger International Small Cap	05	2005	19.771	23.512	0
Wanger International Small Cap	05	2004	15.511	19.771	0
Wanger International Small Cap	05	2003	10.648	15.511	0
Wanger International Small Cap	05	2002	10.000	10.648	0

Wanger International Small Cap	06	2005	19.704	23.397	0
Wanger International Small Cap	06	2004	15.482	19.704	0
Wanger International Small Cap	06	2003	10.645	15.482	0
Wanger International Small Cap	06	2002	10.000	10.645	0

Wanger International Small Cap	07	2005	17.401	20.652	0
Wanger International Small Cap	07	2004	13.680	17.401	0
Wanger International Small Cap	07	2003	10.000	13.680	0

Wanger International Small Cap	08	2005	17.343	20.540	0
Wanger International Small Cap	08	2004	13.662	17.343	0
Wanger International Small Cap	08	2003	10.000	13.662	0

Wanger Select	01	2005	14.781	16.054	23,937
Wanger Select	01	2004	12.604	14.781	23,168
Wanger Select	01	2003	9.808	12.604	32,720
Wanger Select	01	2002	10.000	9.808	0

Wanger Select	02	2005	14.715	15.950	17,505
Wanger Select	02	2004	12.573	14.715	24,971
Wanger Select	02	2003	9.804	12.573	2,229
Wanger Select	02	2002	10.000	9.804	0

Wanger Select	03	2005	14.698	15.924	504
Wanger Select	03	2004	12.565	14.698	505
Wanger Select	03	2003	9.803	12.565	0
Wanger Select	03	2002	10.000	9.803	0

Wanger Select	04	2005	14.649	15.846	6,671
Wanger Select	04	2004	12.542	14.649	7,274
Wanger Select	04	2003	9.800	12.542	6,909
Wanger Select	04	2002	10.000	9.800	0

Wanger Select	05	2005	14.632	15.821	0
Wanger Select	05	2004	12.535	14.632	0
Wanger Select	05	2003	9.799	12.535	0
Wanger Select	05	2002	10.000	9.799	0

Wanger Select	06	2005	14.583	15.743	0
Wanger Select	06	2004	12.512	14.583	0
Wanger Select	06	2003	9.796	12.512	0
Wanger Select	06	2002	10.000	9.796	0

Wanger Select	07	2005	13.679	14.760	0
Wanger Select	07	2004	11.742	13.679	0
Wanger Select	07	2003	10.000	11.742	0

Wanger Select	08	2005	13.633	14.680	0
Wanger Select	08	2004	11.727	13.633	0
Wanger Select	08	2003	10.000	11.727	0

Wanger US Smaller Companies	01	2005	17.030	18.626	28,871
Wanger US Smaller Companies	01	2004	14.641	17.030	29,030
Wanger US Smaller Companies	01	2003	10.399	14.641	38,347
Wanger US Smaller Companies	01	2002	10.000	10.399	36

Wanger US Smaller Companies	02	2005	16.954	18.505	39,617
Wanger US Smaller Companies	02	2004	14.606	16.954	41,958
Wanger US Smaller Companies	02	2003	10.395	14.606	10,169
Wanger US Smaller Companies	02	2002	10.000	10.395	0

Wanger US Smaller Companies	03	2005	16.935	18.475	0
Wanger US Smaller Companies	03	2004	14.597	16.935	0
Wanger US Smaller Companies	03	2003	10.394	14.597	0
Wanger US Smaller Companies	03	2002	10.000	10.394	0

Wanger US Smaller Companies	04	2005	16.878	18.385	17,508
Wanger US Smaller Companies	04	2004	14.570	16.878	25,529
Wanger US Smaller Companies	04	2003	10.391	14.570	23,778
Wanger US Smaller Companies	04	2002	10.000	10.391	0

Wanger US Smaller Companies	05	2005	16.859	18.355	0
Wanger US Smaller Companies	05	2004	14.561	16.859	0
Wanger US Smaller Companies	05	2003	10.390	14.561	0
Wanger US Smaller Companies	05	2002	10.000	10.390	0

Wanger US Smaller Companies	06	2005	16.803	18.265	1,110
Wanger US Smaller Companies	06	2004	14.535	16.803	1,163
Wanger US Smaller Companies	06	2003	10.387	14.535	1,288
Wanger US Smaller Companies	06	2002	10.000	10.387	0

Wanger US Smaller Companies	07	2005	14.929	16.219	2,113
Wanger US Smaller Companies	07	2004	12.920	14.929	2,220
Wanger US Smaller Companies	07	2003	10.000	12.920	1,821

Wanger US Smaller Companies	08	2005	14.878	16.132	0
Wanger US Smaller Companies	08	2004	12.903	14.878	0
Wanger US Smaller Companies	08	2003	10.000	12.903	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
OCTOBER 20, 2008
SUN LIFE FINANCIAL MASTERS® EXTRA

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
AllianceBernstein VPS Wealth Appreciation Strategy	First Eagle Overseas Variable Fund
Portfolio, Class B3	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Equity Portfolio[3]
B Class	MFS® Emerging Markets Equity Portfolio - S Class
Columbia Marsico Growth Fund, Variable Series - B Class	Specialty Sector Equity Funds
Fidelity® VIP Contrafund Portfolio - Service Class 2[3]	MFS® Utilities Portfolio - S Class
Huntington VA Dividend Capture Fund[5]	Specialty Sector Commodity Funds
Huntington VA Growth Fund[5]	PIMCO VIT CommodityRealReturn Strategy
Huntington VA Income Equity Fund[5]	Portfolio - Admin. Class
Huntington VA Macro 100 Fund[5]	Real Estate Equity Funds
Lord Abbett Series Fund All Value Portfolio - Class VC	Sun Capital Global Real Estate Fund - S Class
MFS® Core Equity Portfolio - S Class	Asset Allocation Funds
MFS® Value Portfolio - S Class	AllianceBernstein VPS Balanced Wealth Strategy
Mutual Shares Securities Fund - Class 2	Portfolio, Class B3
Oppenheimer Capital Appreciation Fund/VA -	BlackRock Global Allocation V.I. - Class 3[3]
Service Shares	Fidelity® VIP Balanced Portfolio - Service Class 2
SCSM Davis Venture Value Fund - S Class	Franklin Income Securities Fund - Class 2
SCSM WMC Large Cap Growth Fund - S Class[2,3]	Franklin Templeton VIP Founding Funds Allocation
SCSM Lord Abbett Growth & Income Fund - S Class[3]	Fund, Class 2[3,4]
SCSM Oppenheimer Large Cap Core Fund - S Class	MFS® Total Return Portfolio - S Class
Van Kampen LIT Comstock Portfolio II	Oppenheimer Balanced Fund/VA - Service Shares
Mid-Cap Equity Funds	SCSM Ibbotson Balanced Fund - S Class[3,4]
Fidelity® VIP Mid Cap Portfolio - Service Class 2	SCSM Ibbotson Growth Fund- S Class[3,4]
Huntington VA Mid Corp America Fund[5]	SCSM Ibbotson Moderate Fund - S Class[3,4]
Huntington VA New Economy Fund[5]	Van Kampen UIF Equity & Income Portfolio II3
Lord Abbett Series Fund Growth Opportunities	Target Date Funds
Portfolio - Class VC	Fidelity® VIP Freedom 2015 Portfolio - Service Class 2[4]
SCSM WMC Blue Chip Mid Cap Fund - S Class[3]	Fidelity® VIP Freedom 2020 Portfolio - Service Class 2[4]
SCSM Goldman Sachs Mid Cap Value Fund - S Class[3]	Money Market Funds
Van Kampen UIF Mid Cap Growth Portfolio II3	Sun Capital Money Market Fund - S Class
Van Kampen UIF U.S. Mid Cap Value Portfolio II3	Short-Term Bond Funds
Small-Cap Equity Funds	SCSM Goldman Sachs Short Duration Fund - S Class[3]
Franklin Small Cap Value Securities Fund - Class 2	Intermediate-Term Bond Funds
Huntington VA Situs Fund[5]	Huntington VA Mortgage Securities Fund[5]
SCSM AIM Small Cap Growth Fund - S Class[3]	MFS® Bond Portfolio - S Class
SCSM Dreman Small Cap Value Fund - S Class[3]	MFS® Government Securities Portfolio - S Class
SCSM Oppenheimer Main Street Small Cap Fund - S Class	SCSM PIMCO Total Return Fund - S Class[3]
International/Global Equity Funds	Sun Capital Investment Grade Bond Fund® - S Class
AllianceBernstein VPS International Growth Portfolio,	Inflation Protected Bond Funds
Class B3	SCSM BlackRock Inflation Protected Bond Fund - S Class[3]
SCSM AllianceBernstein International Value Fund - S Class[3]	Multi-Sector Bond Funds
Columbia Marsico International Opportunities Fund,	Franklin Strategic Income Securities Fund - Class 2
Variable Series - B Class	High Yield Bond Funds
Huntington VA International Equity Fund[5]	SCSM PIMCO High Yield Fund - S Class[3]
Huntington VA Rotating Markets Fund[5]	Emerging Markets Bond Fund
MFS® International Growth Portfolio - S Class	PIMCO VIT Emerging Markets Bond Portfolio -
MFS® International Value Portfolio - S Class	Admin. Class
MFS® Research International Portfolio - S Class
Oppenheimer Global Securities Fund/VA - Service Shares
Templeton Growth Securities Fund - Class 2

[1]	Formerly SCSM Blue Chip Fund - S Class.
[2]	Formerly SCSM FI Large Cap Growth Fund - S Class
[3]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[4]	These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[5]	Only available if you purchased your Contract through a Huntington Bank representative.

AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as sub-advisers).  Fidelity® Management & Research Company advises Fidelity VIP Balanced Portfolio and Fidelity VIP Mid Cap Portfolio (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers). Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund, Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund). Huntington Asset Advisors, Inc., advises the Huntington VA Funds: Huntington VA Macro 100 Fund (sub-advised by Laffer Investments Inc.) Lazard Asset Management LLC advises the Lazard Retirement Portfolio.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.), SCSM Davis Venture Value Fund (sub-advised by Davis Advisors);  SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.;) SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (ub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); and the SCSM WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM AIM Small Cap Growth Fund (sub-advised by Invesco Aim Advisors, Inc.), SCSM Dreman Small Cap Value Fund (sub-advised by Dreman Value Management, L.L.C.); SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton® Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen LIT Portfolio.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated October 20, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 126 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481

SPECIAL TERMS                                           [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS                                                      [INSERT PAGE NUMBER]
FEES AND EXPENSES                                           [INSERT PAGE NUMBER]
EXAMPLE                      [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION                                                                                     [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT                                                      [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT                                                                                                           [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                                                                                           [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT                                                      [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT                                                      [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS                                                                                                                     [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE                                                                [INSERT PAGE NUMBER]
Issuing Your Contract                                        [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments                                                                                  [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments                                                                        [INSERT PAGE NUMBER]
Your Account                              [INSERT PAGE NUMBER]
Your Account Value                                        [INSERT PAGE NUMBER]
Purchase Payment Interest                                                   [INSERT PAGE NUMBER]
Variable Account Value                                                   [INSERT PAGE NUMBER]
Fixed Account Value                                        [INSERT PAGE NUMBER]
Transfer Privilege                                        [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates                                                                                                                             [INSERT PAGE NUMBER]
Other Programs                              [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT[INSERT PAGE NUMBER]
Cash Withdrawals                                        [INSERT PAGE NUMBER]
Withdrawal Charge                                        [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge                                                                                                        [INSERT PAGE NUMBER]
Market Value Adjustment                                                   [INSERT PAGE NUMBER]
CONTRACT CHARGES                                                      [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee                                                                                             [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge                                                             [INSERT PAGE NUMBER]
Charges for Optional Benefits                                                   [INSERT PAGE NUMBER]
Premium Taxes                              [INSERT PAGE NUMBER]
Fund Expenses                              [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts                                                                                  [INSERT PAGE NUMBER]
AVAILABILITY OF OPTIONAL LIVING BENEFITS                                                                                                [INSERT PAGE NUMBER]
SUMMARY OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS                                                                                                                                [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SECURED RETURNS FOR LIFE PLUSSM                                                                                                                                          [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan                                                                                                        [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan                                                                                             [INSERT PAGE NUMBER]
Cost of Secured Returns for Life Plus                                                                        [INSERT PAGE NUMBER]
Withdrawals Under Secured Returns for Life Plus                                                                                             [INSERT PAGE NUMBER]
Annuitization Under the WB Plan                                                             [INSERT PAGE NUMBER]
Cancellation of Secured Returns for Life Plus                                                                                  [INSERT PAGE NUMBER]
Revocation of Secured Returns for Life Plus                                                                                  [INSERT PAGE NUMBER]
Step-Up                   [INSERT PAGE NUMBER]
Subsequent Purchase Payments After a Step-Up                                                                                  [INSERT PAGE NUMBER]
Renewal of Secured Returns for Life Plus                                                                        [INSERT PAGE NUMBER]
Refund of Secured Returns for Life Plus Charges Under the AB Plan                                                                                                                  [INSERT PAGE NUMBER]
Death of Participant Under the AB Plan                                                                        [INSERT PAGE NUMBER]
Death of Participant Under the WB Plan                                                                        [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM II[INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base                                                                                  [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount                                                                                  [INSERT PAGE NUMBER]
How RIE II Works                                        [INSERT PAGE NUMBER]
Withdrawals Under RIE II                                                   [INSERT PAGE NUMBER]
Cost of RIE II                              [INSERT PAGE NUMBER]
Step-Up Under RIE II                                        [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of RIE II                                        [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Single-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Joint-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Annuitization Under RIE II                                                   [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: Income ON Demand® II[INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Works                                        [INSERT PAGE NUMBER]
Withdrawals Under IOD II                                                   [INSERT PAGE NUMBER]
Cost of IOD II                              [INSERT PAGE NUMBER]
Step-Up Under IOD II                                        [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II                                        [INSERT PAGE NUMBER]
Death of Participant Under IOD II with Single-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Death of Participant Under IOD II with Joint-Life Coverage                                                                                                        [INSERT PAGE NUMBER]
Annuitization Under IOD II                                                   [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator[INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Annual Income Amount                                                                                  [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Escalator Works                                                   [INSERT PAGE NUMBER]
Withdrawals Under IOD II Escalator                                                                        [INSERT PAGE NUMBER]
Cost of IOD II Escalator                                                   [INSERT PAGE NUMBER]
Step-Up Under IOD II Escalator                                                             [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II Escalator                                                             [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Single-Life Coverage                                                                                                                             [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Joint-Life Coverage                                                                                                                             [INSERT PAGE NUMBER]
Annuitization Under IOD II Escalator                                                                        [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Plus[INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Plus Works                                                   [INSERT PAGE NUMBER]
Withdrawals Under IOD II Plus                                                             [INSERT PAGE NUMBER]
Cost of IOD II Plus                                        [INSERT PAGE NUMBER]
Step-Up Under IOD II Plus                                                   [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II Plus                                                   [INSERT PAGE NUMBER]
Death of Participant Under IOD II Plus with Single-Life Coverage                                                                                                                  [INSERT PAGE NUMBER]
Death of Participant Under IOD II Plus with Joint-Life Coverage                                                                                                                  [INSERT PAGE NUMBER]
Annuitization Under IOD II Plus                                                             [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM                                                                                                                                [INSERT PAGE NUMBER]
Cost of Retirement Asset Protector                                                             [INSERT PAGE NUMBER]
How Retirement Asset Protector Works                                                                        [INSERT PAGE NUMBER]
Withdrawals Under Retirement Asset Protector                                                                                  [INSERT PAGE NUMBER]
Step-Up Under Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Renewal of Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Cancellation of Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Death of Participant Under Retirement Asset Protector                                                                                             [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
DESIGNATED FUNDS                                           [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO                                                      [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFITS                                                                                                [INSERT PAGE NUMBER]
Tax Issues Under Secured Returns for Life Plus                                                                                  [INSERT PAGE NUMBER]
Tax Issues Under Retirement Income Escalator II                                                                                  [INSERT PAGE NUMBER]
Tax Issues Under the Income ON Demand II, Income ON Demand II Escalator, or Income ON Demand II Plus[INSERT PAGE NUMBER]
Tax Issues Under Retirement Asset Protector                                                                                  [INSERT PAGE NUMBER]
DEATH BENEFIT                                           [INSERT PAGE NUMBER]
Amount of Death Benefit                                                   [INSERT PAGE NUMBER]
The Basic Death Benefit                                                   [INSERT PAGE NUMBER]
Optional Death Benefit Riders                                                             [INSERT PAGE NUMBER]
Spousal Continuance                                        [INSERT PAGE NUMBER]
Calculating the Death Benefit                                                   [INSERT PAGE NUMBER]
Method of Paying Death Benefit                                                             [INSERT PAGE NUMBER]
Non-Qualified Contracts                                                   [INSERT PAGE NUMBER]
Selection and Change of Beneficiary                                                                        [INSERT PAGE NUMBER]
Payment of Death Benefit                                                   [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS                                                                                                [INSERT PAGE NUMBER]
Selection of Annuitant(s)                                                   [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date                                                                                  [INSERT PAGE NUMBER]
Annuity Options                              [INSERT PAGE NUMBER]
Selection of Annuity Option                                                   [INSERT PAGE NUMBER]
Amount of Annuity Payments                                                   [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units                                                             [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Annuity Payment Rates                                                   [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit                                                                                                        [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS                                                                [INSERT PAGE NUMBER]
Exercise of Contract Rights                                                   [INSERT PAGE NUMBER]
Change of Ownership                                        [INSERT PAGE NUMBER]
Voting of Fund Shares                                        [INSERT PAGE NUMBER]
Reports to Owners                                        [INSERT PAGE NUMBER]
Substitution of Securities                                                   [INSERT PAGE NUMBER]
Change in Operation of Variable Account                                                                        [INSERT PAGE NUMBER]
Splitting Units                              [INSERT PAGE NUMBER]
Modification                              [INSERT PAGE NUMBER]
Discontinuance of New Participants                                                             [INSERT PAGE NUMBER]
Reservation of Rights                                        [INSERT PAGE NUMBER]
Right to Return                              [INSERT PAGE NUMBER]
TAX CONSIDERATIONS                                                      [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations                                                                        [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations                                                             [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT                                                                           [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT                                                                           [INSERT PAGE NUMBER]
AVAILABLE INFORMATION                                                                [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                                                                                                                     [INSERT PAGE NUMBER]
STATE REGULATION                                           [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS                                                      [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS                                                      [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                                                                                                                                          [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY                                                      [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT[INSERT PAGE NUMBER]
APPENDIX C - OPTIONAL DEATH BENEFIT EXAMPLES                                                                                                           [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)[INSERT PAGE NUMBER]
APPENDIX E - SECURED RETURNS FOR LIFE BENEFIT                                                                                                           [INSERT PAGE NUMBER]
APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS                                                                                                                                [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS BENEFIT                                                                                     [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS 2 BENEFIT                                                                                                [INSERT PAGE NUMBER]
APPENDIX I - SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES                                                                                                                                          [INSERT PAGE NUMBER]
APPENDIX J - RETIREMENT INCOME ESCALATOR                                                                                                [INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand® Benefit                                                                                     [INSERT PAGE NUMBER]
APPENDIX L - BUILD YOUR PORTFOLIO                                                                                     [INSERT PAGE NUMBER]
APPENDIX M - CONDENSED FINANCIAL INFORMATION                                                                                                           [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Extra Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  If you are participating in Secured Returns for Life Plus and have selected the withdrawal benefit, additional Purchase Payments are prohibited only after the fourth Account Year. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.  In addition, we will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at a rate of 2% or 6% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract. This option may not be available in all states.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.60% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from an annual rate of 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect an optional living benefit, we will assess a periodic charge at a rate that differs among the optional living benefits. Currently, however, the annual amount of the charge in no case exceeds 1.15% of the highest Account Value (or other benefit base for the optional living benefit in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of six optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●	Secured Returns for Life Plus offers a choice between a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed minimum withdrawal benefit ("GMWB").

●
Retirement Income Escalator II offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Income ON Demand II offers an income storage benefit that provides guaranteed lifetime withdrawals, and allows you to store the guaranteed lifetime withdrawal payments, rather than requiring you to take the annual payments or lose them.

●	Income ON Demand II Escalator offers all the features of Income ON Demand II. It also allows the opportunity to increase your annual payments at later ages.

●
Income ON Demand II Plus offers all the features of Income ON Demand II.  It also offers an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals in early Account Years.

●	Retirement Asset Protector Rider offers a stand-alone GMAB.

The optional living benefits are available only if you are age 85 or younger on the Open Date. If you purchase an optional living benefit, your investment choices are limited to the Designated Funds. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In addition, a change of ownership may also terminate your living benefit. Under all of the optional living benefits other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  Under Secured Returns for Life Plus, additional Purchase Payments are prohibited only after the fourth Account Year and, then, only if you selected the withdrawal benefit. Withdrawals taken in excess of prescribed amounts may adversely affect benefits under all of the riders except Retirement Asset Protector and Secured Returns for Life Plus.  In addition, withdrawals taken prior to prescribed dates may adversely affect benefits under all of the riders except Retirement Asset Protector. All six of the optional living benefits allow you to "step-up" your guaranteed amount on an annual basis, if eligible.  Not all of the optional living benefits are available in all states.

In addition to the currently available optional living benefits listed above, three other optional living benefits were previously available: Secured Returns for Life, Secured Returns, and Secured Returns 2. Although these three optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Two other optional living benefits – Retirement Income Escalator and Income ON Demand – are still available for a limited period of time as described under “Availability of Optional Living Benefits.” Each of these five optional living benefits are discussed in a separate Appendix at the end of this prospectus:

Appendix E - Secured Returns for Life Benefit
Appendix G - Secured Returns Benefit
Appendix H - Secured Returns 2 Benefit
Appendix J - Retirement Income Escalator
Appendix K - Income ON Demand

Availability of Optional Living Benefits

Effective October 20, 2008, the following four optional living benefits (each one, a “New Living Benefit”) are available with all Sun Life Financial Masters Extra Contracts issued after the "Date of Availability" as defined below:

Income ON Demand II
Income ON Demand II Escalator
Income ON Demand II Plus
Retirement Income Escalator II

With respect to each of the New Living Benefits, the Date of Availability is the later of October 20, 2008, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside. (In no event will the New Living Benefits be available to Contracts issued prior to October 20, 2008.)  To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

With all Contracts issued before the Date of Availability, only the following optional living benefits are available:

Secured Returns for Life Plus
Income ON Demand (IOD)
Retirement Asset Protector
Retirement Income Escalator (RIE )

If you purchased IOD or RIE on or after October 20, 2008, and prior to the Date of Availability, you may elect to exchange your rider for a New Living Benefit.  (For more details about exchanging, see “AVAILABILITY OF OPTIONAL LIVING BENEFITS.”

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.70% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date.  If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value.  You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years.  All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts  02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[3]

Variable Account Annual Expenses (as a percentage of net Variable Account assets) 4

Mortality and Expense Risks Charge:	1.40%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charges for Optional Death Benefit Features

Death Benefits Available[6]	Fee as a% of Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit Rider (as a percentage of Account Value):	0.40%

Charges for Optional Living Benefit Features

Living Benefits Currently Available[7]	Maximum Annual Fee[8]
Secured Returns for Life Plus Living Benefit (as a percentage of the highest Account Value during the Account Year):	0.50%
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	1.00%
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	0.85%
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.00%
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.15%
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[11] during the Account Year):	0.35%

Previously Available Living Benefits[12]	Maximum Annual Fee
Maximum Charge for Secured Returns Optional Benefit (as a percentage of average daily net assets):	0.40%
Maximum Charge for Secured Returns for Life or Secured Returns 2 (as a percentage of the highest Account Value during the Account Year):	0.50%[8]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	0.95%[8]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[13] during the Account Year):	0.85%[8]

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest Account Value or other fee base during the Account Year):	1.15%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.15%) (as a percentage of Account Value):	3.25%[14,15]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[16]	0.65%	5.26%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

[2]
The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Account Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefit riders, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit rider is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.60% if you were age 76 or older on the Contract's Open Date. In that case, the rate for "Total Variable Account Annual Expenses (without optional benefits)" would be 1.90%.

[6]
The optional death benefit riders are described under "Death Benefit."  These riders are available only if you are younger than age 80 on the Open Date.  The charge varies depending upon the rider selected as shown under "Charges for Optional Benefit Riders."

[7]
You may only elect one optional living benefit. Each optional living benefit, including the charges therefore is described in detail under a separate heading bearing its name.  As discussed under those headings, if, after you acquire one of these optional living benefits, you elect to increase or renew certain benefits under the optional living benefit, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions. If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary.

[8]
The charges shown are assessed and deducted quarterly based upon the Account Value or other fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary. See "Cost of Secured Returns for Life Plus," "Cost of RIE II," "Cost of IOD II," "Cost of IOD II Escalator ," "Cost of IOD II Plus," "Cost of Retirement Asset Protector," "APPENDIX E - SECURED RETURNS FOR LIFE BENEFIT," "APPENDIX H - SECURED RETURNS 2 BENEFIT," "APPENDIX J - RETIREMENT INCOME ESCALATOR," and "APPENDIX K - Income ON Demand Benefit."

[9]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATOR II."

[10]
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: Income ON Demand II," "OPTIONAL LIVING BENEFIT: Income ON Demand II Escalator," and "OPTIONAL LIVING BENEFIT: Income ON Demand II Plus."

[11]
The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTOR."

[12]
Although these optional living benefits are no longer being issued, these previously available optional living benefits are still in force under many outstanding Contracts. For more information on these previously issued optional living benefits, including how the fees are calculated, please see "APPENDIX E - SECURED RETURNS FOR LIFE BENEFIT", "APPENDIX G - SECURED RETURNS BENEFIT", "APPENDIX H - SECURED RETURNS 2 BENEFIT," APPENDIX J - RETIREMENT INCOME ESCALATOR," and "APPENDIX K - Income ON Demand Benefit." As discussed in Appendix E, Appendix H, Appendix J and Appendix K, if you elect to increase certain benefits under the Secured Returns for Life, Secured Returns 2, Retirement Income Escalator or Income ON Demand living benefits , we have the right to increase the rate of the charge based on then-current market conditions. Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[13]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments.

[14]
This amount assumes that the EEB Premier with MAV or EEB Premier with 5% Roll-Up (0.40%) was selected and the Income ON Demand II Plus Optional Living Benefit with joint-life coverage (1.15%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee).  It also assumes that the living benefit’s initial fee base is equal to the Account Value.  If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

[15]
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in "Amount of Annuity Payments," after you annuitize your Contract, your insurance charges will be at an annual rate of 1.70% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features.  Instead, the 1.70% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

[16]
The expenses shown, which include any acquired fund fees and expenses, are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.65% and 1.73%, respectively. However, if only the contractual arrangements were taken into account (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.65% and 1.73%. Expenses are based on estimates for any fund reporting operating results for less than 10 months for the current fiscal year. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including an optional death benefit (EEB Premier with MAV or EEB Premier with 5% Roll-Up) and the most expensive optional living benefit (Income ON Demand II Plus with joint-live coverage).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,569	$3,064	$4,402	$7,430

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$862	$2,495	$4,019	$7,430

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$862	$2,495	$4,019	$7,430

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix M.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit.

If you are participating in an optional living benefit other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  If you are participating in Secured Returns for Life Plus, additional Purchase Payments are prohibited only after the fourth Account Year and, then, only if you selected the withdrawal benefit.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as "Purchase Payment Interest," at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 6% Interest Option - Under this option we will credit your Contract with interest at a rate of 6% of each Purchase Payment made on or after August 25, 2008. Purchase Payments made under Option B between July 24, 2006, and August 24, 2008, were credited with interest at the rate of 5% of the Purchase Payment. Prior to July 24, 2006, Purchase Payments made under this option were credited with interest pursuant to the Purchase Payment Interest schedule in effect for Option B at the time the Contract was purchased, including any year-end credit. This option may not be available in all states.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix D.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under "Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

One asset allocation program consists of one or more asset allocation models that we may make available from time to time.  You may participate in no more than one such model at a time.  Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are "static."  That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, the models we are offering to new Contract purchasers will be reviewed annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, new models may be substituted for any existing models offered to new Contract purchasers.  If so, any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Participants who elect an asset allocation model on or after that date.  Participants of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model.  However, such Participants may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Another asset allocation program that we offer involves your investment in a "Fund of Funds" structure, which permits you to invest in Funds that focus on the differing asset classes.  Three Variable Sub-Accounts, SC Ibbotson Moderate Sub-Account, SC Ibbotson Balanced Sub-Account, and SC Ibbotson Growth Sub-Account, invest in three differing Fund of Funds investment options.  The Fund of Funds differ in their allocations to asset classes that reflect differing risk characteristics of the Funds in which they invest, ranging from moderate conservative to moderate aggressive. This means the adviser of each Fund of Funds seeks to achieve its objective by investing in a portfolio of Funds which in turn invest in a variety of U.S. and foreign equity, fixed income and money market securities. The expenses of a Fund of Funds may be higher than a regular fund because of this two-tier structure. The investment objectives of the SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund are described in each Fund’s prospectus.  Please contact your financial advisor for additional detail regarding asset allocation and these three Variable Sub-Accounts.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit rider.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

     Travel Assistance Program

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

●	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●	Hospital admission guarantee, assuming the covered person has applicable health coverage
●	Emergency evacuation, if necessary
●	Critical care monitoring of attending doctor/hospital
●	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●	Assistance in filling prescriptions, if required
●	Receipt and transmission of necessary emergency messages
●	Telephone counseling and referrals if the person covered experiences emotional trauma
●	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●	Transportation home for minor children left unattended by the covered person’s illness or injury
●	Legal and interpreter referrals
●	Return of mortal remains

The “person covered” is:

●	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

There is no charge for this program, and you are automatically enrolled in the program if your Contract is eligible for the program and you do not instruct us otherwise. Your Contract is eligible for the program if its Open Date is on or after October 20, 2008, and the program has been approved in your state and by the firm through whom you purchased your Contract. The program will terminate when your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program.

Ask your sales representative for the brochure that provides additional detail about the Travel Assistance Program.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have elected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected "Build Your Portfolio," withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit riders that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:

●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods is equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.60% (rather than 1.40%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.70% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect one of the currently available optional living benefits. If you elect an optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge depends upon the benefit you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefits that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see "FEES AND EXPENSES.")

Living Benefits Currently Available	Maximum Charge per Account Year

Secured Returns for Life Plus	0.50% of highest Account Value during Account Year[1]
Retirement Income Escalator II	1.00% of the highest Withdrawal Benefit Base during the Account Year[2]
Income ON Demand Benefit II	0.85% of highest Income Fee Base during Account Year[3]
Income ON Demand II Escalator	1.00% of highest Fee Base during Account Year[3]
Income ON Demand II Plus	1.15% of highest Fee Base during Account Year[3]
Retirement Asset Protector	0.35% of highest Retirement Asset Protector Benefit Base during Account Year[4]

[1] If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary.

[2] The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

[3] The Fee Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

[4] The Retirement Asset Protector Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge based on your average daily Variable Account Value depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

Rider(s) You Elect*	% of Variable Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
                     *As defined under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

AVAILABILITY OF OPTIONAL LIVING BENEFITS

A number of optional living benefits are offered under your Contract.  You may elect to participate in any one of these living benefits provided that it is available for sale through your sales representative in the state of issue and in the state where you reside. The following four optional living benefits (each one, a “New Living Benefit”) are available only on Contracts issued after the "Date of Availability" as defined below:

Income ON Demand II (IOD II)
Income ON Demand II Escalator (IOD II Escalator)
Income ON Demand II Plus (IOD II Plus)
Retirement Income Escalator II (RIE II)

With respect to each of the New Living Benefits, the Date of Availability is the later of October 20, 2008, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside.  (In no event will the New Living Benefits be available to Contracts issued prior to October 20, 2008.)  With all Contracts issued before the Date of Availability, only the following optional living benefits are available:

Secured Returns for Life Plus
Income ON Demand (IOD)
Retirement Asset Protector
Retirement Income Escalator (RIE )

To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

If you purchased either IOD or RIE (each one, a “Current Living Benefit”) on or after October 20, 2008, and prior to the Date of Availability, have taken no withdrawals, and have not reached your first Contract anniversary, then you may elect to exchange your Current Living Benefit for a New Living Benefit as follows:

Contracts with	may elect
IOD	IOD II, IOD II Escalator, or IOD II Plus
RIE	RIE II

You may consider exchanging your Current Living Benefit for a New Living Benefit if you want to (1) participate in quarterly step-ups, (2) get higher amounts depending upon your age, or (3) receive a bonus if you defer withdrawals.  All of these benefits are described in greater detail in the following sections.

Income ON Demand allows you to withdraw guaranteed amounts each year for life and, beginning at age 55, to store any amounts not withdrawn in a given Account Year.  The three new Income ON Demand II products build on these same basic benefits.  Income ON Demand II allows you, beginning at age 50, to store any amounts not withdrawn in a given Account Year, and adds a quarterly step-up option.  Income ON Demand II Escalator allows you, beginning at age 50, to store any amounts not withdrawn in a given Account Year, adds a quarterly step-up option and allows you to take higher annual withdrawal amounts at later ages.  Income ON Demand II Plus adds a quarterly step-up option and allows you to increase your benefit base by 7% each year you defer taking withdrawals.

Retirement Income Escalator allows you to withdraw guaranteed amounts each year for life and to increase your benefit base by 7% each year you defer taking withdrawals.  Retirement Income Escalator II offers these same basic benefits.  In addition, it adds a quarterly step-up option and it allows you to take higher annual withdrawal amounts at later ages if eligible upon step-up.

Caution: If you purchase a Contract before the Date of Availability, there is no assurance that the New Living Benefits will become available through your sales representative in your state, and you therefore may never be able to change from a Current Living Benefit.

If you decide to exchange your Current Living Benefit for a New Living Benefit, you must notify us in writing of your decision within 60 days of the Date of Availability.

After you exchange your Current Living Benefit, the following terms and conditions will apply to the New Living Benefit:

●
If you originally elected IOD, your Annual Income Amount, Stored Income Balance and Income Benefit Base will not decrease in value when you elect a New Living Benefit, even if your Account Value has been reduced by poor investment performance. (There are conditions under which the Annual Income Amount might result in higher values, depending upon the age of the Participant.  See the “Determining your Annual Income Amount” under each of the IOD II riders.)

●
If you originally elected RIE, your Annual Withdrawal Amount, Lifetime Withdrawal Percentage, Withdrawal Benefit Base, and Bonus Base will not decrease when you elect RIE II, even if your Account Value has been reduced by poor investment performance.

●	All benefits provided under the New Living Benefit will be based on the Contract’s Issue Date.

●	Your Account Value will not be adjusted for fees and charges already taken.

●
Fees for the New Living Benefit may be higher, and will commence at the end of the Account Quarter in which the change occurs, and will apply, without proration, for the whole of that quarter, regardless of how long in that quarter you held the Current Living Benefit.

●
Your coverage, single-life or joint-life, will remain the same as it was on the Current Living Benefit. All coverage requirements, including ages and marital status, will be based on the Contract’s Issue Date.

●	In calculating the highest quarterly Account Value for step-ups under a New Living Benefit, we will not consider the Account Value for any Account Quarter prior to that in which the change occurs.

●	You will lose your tenth-year credit available under IOD if you exchange for IOD II, IOD II Escalator or IOD II Plus.

●
If you change from IOD to IOD II Plus, and you are in the IOD storage period, you will begin in your IOD II Plus Bonus Period and your available Stored Income Balance will be determined at the beginning of your Stored Income Period.  Because you are in the Bonus Period, your Stored Income Balance no longer applies and will be later determined at the beginning of the Stored Income Period.

Before you make a decision to change your Current Living Benefit, you should carefully read the disclosure in this prospectus describing the New Living Benefits.

SUMMARY OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS

Five of the optional living benefits available under the Contracts provide a GMWB (guaranteed minimum withdrawal benefit) feature.  (That is to say, each of these benefits allows you to withdraw a guaranteed amount each year regardless of the investment performance of the funds in your Account.)  The following chart provides an overview of the withdrawal benefits available under each of the options.  For a complete description of each benefit, including all requirements and restrictions, you must read the disclosure under the next five sections of this prospectus.

LIVING BENEFIT	KEY FEATURES	WITHDRAWAL FEATURES
Secured Returns for Life Plus
You can
• Enroll in a GMAB (guaranteed minimum accumulation benefit)
• Switch to a GMWB anytime before the GMAB matures
• Choose between two GMWB options:
• Withdraw guaranteed amounts each year for life
• Withdraw your principal over time

Percentage of benefit base available for withdrawal annually: • 4% if age 59-64 at first withdrawal or step-up • 5% if age 65 or older at first withdrawal or step-up
Retirement Income Escalator II	You can: • Withdraw guaranteed amounts each year for life • Increase your benefit base by 7% each year you defer taking withdrawals
Percentage of benefit base available for withdrawal annually:
• 5% if age 59-69 at first withdrawal
• 6% if age 70-79 at first withdrawal or when step-up occurs
• 7% if age 80 or older at first withdrawal or when step-up occurs

Income ON Demand II	You can: • Withdraw guaranteed amounts each year for life • Store any amounts not withdrawn in a given Account Year, beginning at age 50	• 5% of benefit base available for withdrawal annually, beginning at age 59 • Can increase annual withdrawal amounts by converting stored income (one time only)
Income ON Demand II Escalator	You can: • Withdraw guaranteed amounts each year for life • Store any amounts not withdrawn in a given Account Year, beginning at age 50 • Take higher annual withdrawal amounts at later ages
• Percentage of benefit base available for withdrawal annually:
• 5% if age 59-69
• 6% if age 70-79 when storage begins or step-up occurs
• 7% if age 80 or older when storage begins or step-up occurs
• Can increase annual withdrawal amounts by converting stored income (one time only)

Income ON Demand II Plus
You can:
• Withdraw guaranteed amounts each year for life
• Store any amounts not withdrawn in a given Account Year, beginning at age 50
• Increase your benefit base by 7% each year you defer taking withdrawals

• 5% of benefit base available for withdrawal annually, beginning at age 59 • Can increase annual withdrawal amounts by converting stored income (one time only)

OPTIONAL LIVING BENEFIT: SECURED RETURNS FOR LIFE PLUSSM

At issue, you may elect to participate in an optional living benefit: Secured Returns for Life Plus ("Secured Returns for Life Plus" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the Benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your Benefit.) You may elect the Benefit on or before the Issue Date, provided:

●	the benefit is available for sale both in the state where the Contract is sold and in the state where the Participant resides;

●	you limit the allocation of your Purchase Payments and Account Value to one of the investment options, known as Designated Funds that we make available with each living benefit;

●	the oldest Participant has not attained age 86 on the Open Date;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit available under your Contract.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail, below, under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures.  If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See "Step-Up.") If you are 85 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Death of Participant Under the AB Plan" and "Death of Participant Under the WB Plan." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

Secured Returns for Life Plus may not be appropriate for all investors. Before purchasing Secured Returns for Life Plus, you should carefully consider the following:

Secured Returns for Life Plus may be appropriate for investors who:

●	want to protect their initial Purchase Payment from market declines (subsequent purchase payments may not be fully protected).
●	want the option of receiving a steady stream of income for life beginning on your first Account Anniversary after your 59th birthday.
●	are not prepared to decide at issue between participation in the AB Plan and participation in the WB Plan.

Secured Returns for Life Plus may be inappropriate for investors who:

●	want multiple owners.
●	want to invest in funds other than a Designated Fund.
●	want to withdraw more than a fixed amount each year.

You may combine your Secured Returns for Life Plus Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan.  The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."

If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Secured Returns for Life Plus Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see "Appendix I - Secured Returns for Life Plus Benefit Examples."

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life Plus."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life Plus."

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life Plus.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments submitted by a Participant while participating in the WB Plan will be treated as "Not in Good Order" and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see "Appendix I - Secured Returns for Life Plus Benefit Examples."

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base).  In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.") The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see "Revocation of Secured Returns for Life Plus"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See "Cancellation of Secured Returns for Life Plus.")

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn.  Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.") However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged.  In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year.  Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see "Appendix I - Secured Returns for Life Plus Benefit Examples."

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under "THE INCOME PHASE - ANNUITY PROVISIONS";

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.

A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.") Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth under "Cost of Secured Returns for Life Plus." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.")

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See "Appendix I - Secured Returns for Life Plus Benefit Examples.")

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Renewal of Secured Returns for Life Plus

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Participants. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Participants at that time. If renewal in Secured Returns for Life Plus is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering Secured Returns for Life Plus to new Participants. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Owners at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant's death while participating in the AB Plan, athe Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described under "Death of Participant Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM II

You may elect to participate in an optional living benefit rider known as Retirement Income Escalator II (“RIE II”). RIE II provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount.  You may elect RIE II on or before your Issue Date. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated.  The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE II.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under "Death of Participant Under RIE II with Single-Life Coverage" and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

RIE II may not be appropriate for all investors. Before purchasing RIE II, you should carefully consider the following:

RIE II may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your RIE II Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Account Years to increase your benefit in later years.

RIE II may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

RIE II is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because RIE II prohibits any Purchase Payments after the first Account Anniversary.

You may combine RIE II with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE II and any elected optional death benefit rider automatically terminate.

You may elect to participate in RIE II, provided that:

●	the rider is available for sale both in the state where the Contract is sold and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with RIE II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse's age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base.  The RIE II Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II”), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE II will be returned to the Participant, unless the Participant instructs us to terminate participation in RIE II.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under "Cancellation of RIE II," "Depleting Your Account Value," and "Annuitization Under RIE II.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage," "Death of Participant Under RIE II with Single-Life Coverage," and "Death of Participant Under RIE II with Joint-Life Coverage."

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under RIE II";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under "Early Withdrawals"; and

●	decreased following any Excess Withdrawals you take as described under "Excess Withdrawals".

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the table below:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See "Step-Up Under RIE II.").  An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE II.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See "Step-Up under RIE II.") In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total benefits under RIE II, as described further under "Withdrawals Under RIE II."  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under "Cancellation of RIE II."

Here is an example of how RIE II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

     Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits"); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date.  Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under RIE II.

     Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal.  Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59).  Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals

1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce (or even exhaust) your benefits under RIE II.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Excess Withdrawal or an Early Withdrawal, your Withdrawal Benefit Base and the RIE II Bonus Base will each also be reduced to zero. Therefore, your Contract, including your benefits under RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value ("RIE II Fee"). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.20% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.25% for joint-life coverage).  The maximum RIE II Fee you can pay in any one Account Year is equal to 0.80% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.00% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under "Step-Up Under RIE II."  If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under "Cancellation of RIE II".

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE II Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts. If we are no longer issuing Contracts with RIE II, then the percentage rate we use to calculate your RIE II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base.

Your Age at Step-up*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances.  In each of the four examples, Account Values shown are as of the last day of each Account Quarter.  Adjustments are made on the day a Purchase Payment or withdrawal is made:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000.  Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67, 787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 60 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 69 at issue and have attained age 70 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 70 by your first Account Anniversary.  Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, including RIE II, ends.  To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE II with Joint-Life Coverage.”

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 - or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time.  Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II rider on the original Contract (assuming that your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●
the Withdrawal Benefit Base and the REI II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under RIE II");

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE II. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: Income ON Demand® II

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II ("IOD II"). To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II with Single-Life Coverage" and "Death of Participant Under IOD II with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II may not be appropriate for all investors. Before purchasing IOD II, you should carefully consider the following:

IOD II may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II does not begin to accrue lifetime benefits until you are age 50.

IOD II is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described under "Cancellation of IOD II," "Depleting Your Account Value," and "Annuitization Under IOD II.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II with Single-Life Coverage" and "Death of Participant Under IOD II with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Works").

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.
Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II, as described further under "Withdrawals Under IOD II." Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under "Cancellation of IOD II."

Withdrawals Under IOD II

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 ½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elect IOD II, we will deduct a quarterly fee from your Account Value ("IOD II Fee"). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described under "Step-Up Under IOD II."

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated under "Step-Up Under IOD II," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under "Cancellation of IOD II ".

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II with Joint-Life Coverage”.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II");

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II Escalator ("IOD II Escalator"). To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II Escalator.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II Escalator with Single-Life Coverage" and "Death of Participant Under IOD II Escalator with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Escalator may not be appropriate for all investors. Before purchasing IOD II Escalator, you should carefully consider the following:

IOD II Escalator may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants an opportunity for the annual income to increase as you grow older.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Escalator may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II Escalator does not begin to accrue lifetime benefits until you are age 50.

IOD II Escalator is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Escalator prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Escalator with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Escalator and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Escalator, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Escalator;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, is 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II Escalator, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Escalator will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Escalator.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under "Cancellation of IOD II Escalator," "Depleting Your Account Value," and "Annuitization Under IOD II Escalator.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II Escalator with Single-Life Coverage" and "Death of Participant Under IOD II Escalator with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II Escalator";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Escalator Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below:

Your Age*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See "Step-Up Under IOD II Escalator.").  An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under "Determining Your Income Benefit Base".

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Escalator Works").

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Escalator.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Escalator, as described further under "Withdrawals Under IOD II Escalator." Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under "Cancellation of IOD II Escalator."

Withdrawals Under IOD II Escalator

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II Escalator. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits ").

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Escalator.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Escalator.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II Escalator with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value ("IOD II Escalator Fee"). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.20 % of your Fee Base on that day, if you elected single-life coverage (0.25% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.80% of your Fee Base if you elected single-life coverage (1.00% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  Your Lifetime Income Percentage is 5%.  Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described under "Step-Up Under IOD II Escalator."

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated under "Step-Up Under IOD II Escalator," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under "Cancellation of IOD II Escalator ".

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Escalator, then the percentage rate we use to calculate your IOD II Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Your Age at Step-up*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 60 at issue, so your Lifetime Income Percentage is set to 5%.  Assume instead you are age 69 at issue and have attained age 70 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 70.  Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage”.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II Escalator ");

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will not change;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Escalator. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II Plus

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II Plus ("IOD II Plus"). IOD II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your cost for IOD II Plus.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated.  The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you "step-up" IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II Plus with Single-Life Coverage" and "Death of Participant Under IOD II Plus with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Plus may not be appropriate for all investors. Before purchasing IOD II Plus, you should carefully consider the following:

IOD II Plus may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants to defer withdrawals during early Account Years to increase benefits in later years.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Plus may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

IOD II Plus is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Plus prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Plus with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Plus and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Plus, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Plus;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50.  The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.  Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Plus will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Plus.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described under "Cancellation of IOD II Plus," "Depleting Your Account Value," and "Annuitization Under IOD II Plus.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II Plus with Single-Life Coverage" and "Death of Participant Under IOD II Plus with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II Plus";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Plus Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Plus Works").

How IOD II Plus Works

     During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See "Step-Up under IOD II Plus.") In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

     During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years.  The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Plus, as described further under "Withdrawals Under IOD II Plus." Even if your Stored Income Period has begun, withdrawals prior to you First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under "Cancellation of IOD II Plus."

Withdrawals Under IOD II Plus

     Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without affecting your benefits under IOD II Plus. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period.  During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero.  In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Plus.

    Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any "free withdrawal amounts," taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal.  In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Plus.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II Plus with Joint-Life Coverage."  If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elect IOD II Plus, we will deduct a quarterly fee from your Account Value ("IOD II Plus Fee"). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base.  During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000).  At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). Values are shown as of the beginning of the Account Year. At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base.  During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described under "Step-Up Under IOD II Plus."

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated under "Step-Up Under IOD II Plus," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under "Cancellation of IOD II Plus".

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base).  The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under "Excess Withdrawals".  All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base).  Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $120,000.  Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Plus with Joint-Life Coverage”.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II Plus");

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Retirement Asset Protector. To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under "Step-Up Under Retirement Asset Protector."

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See "Step-Up Under Retirement Asset Protector.") If you are 85 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Death of Participant Under Retirement Asset Protector." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector ("Retirement Asset Protector Fees"),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

Retirement Asset Protector may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

Retirement Asset Protector may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want to invest in funds other than a Designated Fund.

Retirement Asset Protector is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because Retirement Asset Protector prohibits any Purchase Payments after the first Account Anniversary.

You may elect to participate in Retirement Asset Protector, if:

●	Retirement Asset Protector is available for sale both in the state where the Contract is sold, and in the state where the Participant resides;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not reached age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as Designated Funds, that we make available with Retirement Asset Protector;

●	you do not elect the EEB Premier Plus Optional Death Benefit Rider; and

●	you do not elect any other optional living benefit available under your Contract.

If you are participating in Retirement Asset Protector, you may not make Purchase Payments after the first year following your Issue Date.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date.  The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Cost of Retirement Asset Protector

If you elect Retirement Asset Protector, we will deduct a quarterly fee from your Account Value ("Retirement Asset Protector Fee"). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.0875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.35% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to "step-up" your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described under "Cancellation of Retirement Asset Protector;" or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of (a) any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges and (b) the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date. To determine the value of (b), we multiply

●	the sum of the value of the Retirement Asset Protector Benefit Base on the last day of each Account Quarter since the Issue Date times

●	one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4).

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $140,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($150,000 - $140,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $10,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce your benefits under Retirement Asset Protector. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will "mature" on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the "GMAB Maturity Date"), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $112,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $6,000 ($118,000 - $112,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $4,480. Therefore, we will credit $6,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under "Cost of Retirement Asset Protector." In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of Retirement Asset Protector

If you elect to participate in Retirement Asset Protector  and you remain in the benefit until it matures, you may elect to renew your participation in Retirement Asset Protector, provided that we are still offering the benefit to new Participants. Upon renewal, the annual charge for participation in Retirement Asset Protector will be extended under the terms and conditions applicable to new Participants at that time. We reserve the right, in our sole discretion, to stop offering Retirement Asset Protector to new Participants, in which case renewals will no longer be available.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease.  Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming that the rider is available to new Participants at the time of such election and the surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.")  The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector benefit on the original Contract. The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after Retirement Asset Protector has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds (continued)
90/10 Masters Model*	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Build Your Portfolio	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Fidelity VIP Balanced Portfolio - Service Class 2
Dollar-Cost Averaging Program Options	MFS® Total Return Portfolio - S Class
6-Month DCA Guarantee Option	Oppenheimer Balanced Fund/VA - Service Shares
12-Month DCA Guarantee Option	AllianceBernstein VPS Balanced Wealth Strategy Fund - Class B*
Van Kampen UIF Equity & Income Portfolio II*
Funds	Franklin Templeton VIP Founding Funds Allocation Fund - Class 2*
SC Ibbotson Growth Fund – S Class*	BlackRock Global Allocation V.I. – Class 3*
SC Ibbotson Balanced Fund – S Class*
SC Ibbotson Moderate Fund – S Class*
* Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX L -- BUILD YOUR PORTFOLIO."

If you elected to participate in Income ON Demand II, Income ON Demand II Escalator, Income ON Demand II Plus or Retirement Income Escalator II, and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected.  We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, and RIE II, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund.  In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit rider will continue with all of the benefits except for step-up.

BUILD YOUR PORTFOLIO

Among the choices of Designated Funds is a selection of funds ("portfolio model") that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix L.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," Short-Term Trading," and "Funds' Shareholder Trading Policies.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFITS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract ("Yearly RMD Amount").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit.

Tax Issues Under Secured Returns for Life Plus

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under Secured Returns for Life Plus").

Tax Issues Under Retirement Income Escalator II

When you elect to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

Tax Issues Under the Income ON Demand II, Income ON Demand II Escalator, or Income ON Demand II Plus

When you elect to participate in IOD II, IOD II Escalator, or IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II, IOD II Escalator, or IOD II Plus, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, IOD II Escalator, or IOD II Plus,, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

Tax Issues Under Retirement Asset Protector

If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see "Withdrawals Under Retirement Asset Protector").

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Person.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "basic death benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendix - C.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you.  Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount."  Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If you are the Covered Person and your spouse is the sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance."

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.
Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date"). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds.  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract.  Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant 's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities ("TSA").

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  After December 31, 2008, we will no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship.  Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan.  This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2005, 2006, and 2007, approximately $3,352,122, $3,411,324, and $4,858,648, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 20, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

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To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Extra Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest varies between 2% and 6% of the Purchase Payment based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$ 5,100	$ 4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$ 9,600	$ 4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$ 4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$ 5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$ 5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.  The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge.  The remaining $7,600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

(c)
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

						Remaining
	Hypothetical					Free	Amount of
	Account					Withdrawal	Withdrawal
	Value					Amount	Subject to	Withdrawal	Withdrawal
	Before		Cumulative		Amount of	Before	Withdrawal	Charge	Charge
Year	Withdrawal		Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
	1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
	2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
	3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a)	4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b)	4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$516
(c)	4	$38,400	$ 600	$11,500	$ 12,000	$ 0	$12,000	6.00%	$720
(d)	4	$26,800	$ 400	$11,900	$ 20,000	$ 0	$19,400	6.00%	$1,164

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $20,600 of New Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is 2 years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Account Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037)  =  -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.
APPENDIX C -
OPTIONAL DEATH BENEFIT EXAMPLES

CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal.  The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

***The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

        -- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

        -- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

       --PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

       --PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

        --PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX D -
CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1:

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no Withdrawals

If you select Option B, the 6% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made after August 25, 2008, at a rate of 6% of your Purchase Payment amount as illustrated below:

Initial Purchase Payment of $50,000.00 receives 6% Purchase Payment Interest of $3,000.

Subsequent Purchase Payments in the first Account Year of $20,000 receives Purchase Payment Interest of $1,200.

Suppose an additional Purchase Payment of $60,000 is made in the third Account Year.  This Purchase Payment will receive 6% Purchase Payment Interest of $3,600.

APPENDIX E -
SECURED RETURNS FOR LIFE BENEFIT

The following information applies to your Contract if you elected to participate in the Secured Returns for Life Optional Living Benefit Rider and did not replace it with the Secured Returns for Life Plus rider, which was available for such replacements for a limited period of time beginning in April 2006. (The Secured Returns for Life Plus rider is described under "Optional Living Benefit Rider: Secured Returns for Life Plus" in the prospectus to which this Appendix is attached.) The Secured Returns for Life rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of Secured Returns for Life are no longer available.

Secured Returns for Life ("Secured Returns for Life" or "Benefit") guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the "RGLB amount"):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Funds at all times during the term of the GMAB Maturity Date. See "Designated Funds" in the Prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit ("AB") Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up."

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of the Secured Returns for Life Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value ("step-up"). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ("WB") Plan." (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of  Secured Returns for Life Plus, it also applies to the Secured Returns for Life.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years.  Assume you make no subsequent Purchase Payments.  Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero.  On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years.  Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday.  On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years.  Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year.  Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000.  On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79.  The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23.  The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69.  The fee deducted on September 30, 2006 is  $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made.  Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330.  In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609.  Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609.  Your Maximum WB Amount is 5% of $7,609, or $380.  Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609.  Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount).  Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000.  Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up.  On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note:  Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184.  Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX F -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund® - Initial Class
MFS® Strategic Value Portfolio - S Class	Multi- Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds.  Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Marsico 21st Century Fund, Variable Series,	MFS® Blended Research Core Equity Portfolio - S Class
A Class*	MFS® Global Research Portfolio - S Class**
Columbia Marsico Growth Fund, Variable Series,	Emerging Markets Equity Funds
A Class*	MFS® Emerging Markets Equity Portfolio - S Class
MFS® Growth Portfolio - S Class	Small-Cap Equity Funds
MFS® Massachusetts Investors Growth Stock	MFS® New Discovery Portfolio - S Class
Portfolio - S Class	Oppenheimer Main Street Small Cap Fund/VA
- Service Shares

* Only available if you purchased your Contract through a Bank of America representative.
** Formerly MFS® Research Portfolio - S Class.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Funds	Small-Cap Equity Funds
Wanger Select	Wanger USA
Emerging Markets Equity Funds
Columbia Small Cap Value Fund, Variable Series -
Class B

Columbia Management Advisors, LLC, advises the Columbia Funds. Columbia Wanger Asset Management, L.P. advises Wanger USA and Wanger Select.
If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Mid-Cap Equity Funds
Lord Abbett Series Fund Growth & Income Portfolio -	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class VC	Short-Term Bond Funds
Asset Allocation Funds	PIMCO VIT Low Duration Portfolio - Admin. Class
PIMCO VIT All Asset Portfolio - Admin. Class	High Yield Bond Funds
International/Global Equity Funds	MFS® High Yield Portfolio - S Class
Templeton Foreign Securities Fund - Class 2	Money Market Funds
Emerging Markets Equity Funds	MFS® Money Market Portfolio - S Class
Templeton Developing Markets Securities Fund -
Class 2

Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds.  Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Target Date Funds
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® VIP Freedom 2010 Portfolio - Service Class 2*
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein VPS International Value Portfolio,	PIMCO VIT Total Return Portfolio - Admin. Class
Class B**	Inflation-Protected Bond Funds
PIMCO VIT Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
** Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolio. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolio.

APPENDIX G -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for all Contracts issued prior to September 7, 2004 and certain contracts issued after that date. The following information applies to your Contract if you elected to participate in the Secured Returns Benefit and did not replace it with the Secured Returns 2 rider, which was available for such replacements for a limited period of time. The Secured Returns Benefit rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns Benefit are no longer available.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements.  The amount guaranteed can be greater than or less than your Account Value.

Upon annuitization, the Benefit and any optional death benefit rider automatically terminate.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See "Designated Funds" in the prospectus to which this Appendix is attached.

If you elected to participate in the Secured Returns Benefit with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elected the Secured Returns Benefit with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke the Secured Returns Benefit.  Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated to the Designated Fund in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.   If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount.  In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to Secured Returns. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2:  High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3:  Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4:  High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5:  Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6:  Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7:  Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8:  Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H -
SECURED RETURNS 2 BENEFIT

The following information applies to your Contract if you elected to participate in the optional living benefit rider Secured Returns 2 and did not replace it with the Secured Returns for Life Rider, which was available for such replacements for a limited period of time beginning in November 2005. The Secured Returns 2 rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns 2 Benefit are no longer available.

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See "Designated Funds" in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value.  The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.  We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2.  Once revoked, Secured Returns 2 may not be reinstated.  After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege" in the Prospectus to which this Appendix is attached.  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled.  Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount ("GLB amount") proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value.  The Refund Amount will be allocated to the Designated Fund in which you are invested on such "maturity date." No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns 2 Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature".  If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero.  Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan.  This set dollar amount, or "maximum WB amount," is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount.  In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase ("step-up") your GLB amount or remaining GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Account Anniversary.  (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.)  On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date.  If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount.  If you are in the AB Plan, you must be less than age 85 on the Step-Up Date.  If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change.  Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date.  (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount."  After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of your new remaining GLB amount.  Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount."  (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010.  Under the AB Plan that you have elected, your benefit matures on October 1, 2020.  For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns 2. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to the Secured Returns 2. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns 2.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED THE SECURED RETURNS 2 BENEFIT ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  However, assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000.  Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.  Assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000.  Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $80,000.  The $7,000 withdrawals continue for seven more years.  Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount.  Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $90,000.  The $7,000 withdrawals continue for two more years.  Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000.  Assume you elect to step-up.  Your maximum WB amount is calculated as 7% of $80,000 = $5,600.  However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021.  At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume no withdrawals are made.  On July 1, 2006, assume that your Account Value is $95,000.  The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007.  This is now a new Account Year, so the maximum WB amount has not been exceeded yet.  Your remaining GLB amount is now $90,000.  Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000).  Therefore, your new remaining GLB amount is $74,000.  Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e.,  ($90,000 - $2,000) ÷ $7,000 = 12.57 years).  Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up.  Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000.  Your remaining GLB amount is now $95,000. Your Account Value is now $120,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000.  Assume that you do step-up.  Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010.  Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum.  Assume that you withdraw this $3,400.  Your remaining GLB amount is now $116,600 ($120,000 - $3,400).  Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year.  Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum.  Assume that you do withdraw $8,400 in this Account Year.  On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0.  Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)].  Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020.  At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79.  The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23.  The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69.  The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made.  Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE PLUS. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up Elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up with the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up Elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB Election at Issue; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB Election at Issue; Subsequent Purchase Payments made; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB Election at Issue; Withdrawals Taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB Election at Issue; Excess Withdrawal Taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB Election at Issue; Withdrawals Not Taken Immediately; Step-up elected.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No Withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

EXAMPLE 19: One Year Step-up elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount ("GLB amount") at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

APPENDIX J -
RETIREMENT INCOME ESCALATOR

The optional living benefit rider known as Retirement Income Escalator ("RIE") was available for all Contracts issued after May 5, 2008 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount.  To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE.

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated.  The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under "Death of Participant Under RIE with Single-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

You may combine your RIE benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE and any elected optional death benefit rider automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continue regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base.  The RIE Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see  “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE will be treated as “Not in Good Order” and returned to the Participant, unless the Participant instructs us to terminate his participation in RIE.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under "Cancellation of RIE," "Depleting Your Account Value," and "Annuitization Under RIE.") See "Designated Funds" in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage," "Death of Participant Under RIE with Single-Life Coverage," and "Death of Participant Under RIE with Joint-Life Coverage" in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under RIE"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date.  It is a set percentage of your Withdrawal Benefit Base.  This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total RIE, as described further in this Appendix under "Withdrawals Under RIE."  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under "Cancellation of RIE."

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups.  Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

     Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in this Appendix);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "Certain Tax Considerations" in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date.  Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  Because the withdrawals do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal.  In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal	=	B x	(	C	)
Benefit Base				D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, excess withdrawals taken in a down market could severely reduce your RIE.

     Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract.  In addition, all withdrawals taken prior to your RIE Coverage Date, including any "free withdrawal amounts," will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal.  In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal	=	X x	(	Y	)
Benefit Base				Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal.  Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½).  Any withdrawals you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000.  Because you are age 51 (and younger than age 59½), this is an early withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000 –10,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce (or even exhaust) your RIE.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Withdrawal Benefit Base will also be reduced to zero. Therefore, your Contract, as well as your RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elect RIE, we will deduct a quarterly fee from your Account Value ("RIE Fee"). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage).  The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year.  However, as explained in this Appendix under "Step-Up Under RIE," favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary.  That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under "Cancellation of RIE" in this Appendix.

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied.  First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See "Designated Funds" in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts.  If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage.  In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended.  You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, (including RIE) ends.  To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time.  Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under RIE" in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value" in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE.

When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value  dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See "Withdrawals under RIE" in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand® Benefit

The optional living benefit rider known as Income ON Demand (the "Income ON Demand Benefit") was available for all Contracts issued after March 5, 2007 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in the Income ON Demand Benefit. The Income ON Demand Benefit is no longer available for sale on new Contracts.

To describe how the Income ON Demand Benefit works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for the Income ON Demand Benefit.

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage" and "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

You may combine your Income ON Demand Benefit with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, Income ON Demand and any elected optional death benefit rider automatically terminate.

The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described below under "Determining Your Stored Income Balance."

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in the Income ON Demand Benefit, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in Income ON Demand Benefit will be treated as "Not in Good Order" and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under "Joint-Life Coverage" and the sections entitled "Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage" and "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage."

To participate in the Income ON Demand Benefit, all of your Account Value must be invested in a Designated Fund at all times during the term of the Income ON Demand Benefit. (The term of the Income ON Demand Benefit is for life, unless your Income Benefit Base is reduced to zero or your Income ON Demand Benefit is terminated or cancelled as described in this Appendix under "Cancellation of the Income ON Demand Benefit," "Depleting Your Account Value," and "Annuitization Under the Income ON Demand Benefit.") See "Designated Funds" in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under "Step-Up Under the Income ON Demand Benefit" in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under "How the Income ON Demand Benefit Works"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your "one-time" option to increase your Income Benefit Base (described below under "How the Income ON Demand Benefit Works").

How the Income ON Demand Benefit Works

Under the terms of the Income ON Demand Benefit, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further in this Appendix under "Withdrawals Under the Income ON Demand Benefit" and "Tenth-Year Credit." Note also that investing in any Fund, other than a Designated Fund, will cancel the Income ON Demand Benefit as described under "Cancellation of the Income ON Demand Benefit" in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a "one-time" increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this "one-time" option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how the Income ON Demand Benefit works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under the Income ON Demand Benefit

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your Income ON Demand Benefit. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under "Certain Tax Considerations").

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your Income ON Demand Benefit. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any "free withdrawal amounts," will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your Income ON Demand Benefit. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under the Income ON Demand Benefit do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your Income ON Demand Benefit, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your Income ON Demand Benefit, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but the Income ON Demand Benefit will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"), if you have not already exercised this one-time option as described in this Appendix under "How the Income ON Demand Benefit Works," or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of the Income ON Demand Benefit

If you elect the Income ON Demand Benefit Rider, we will deduct a quarterly fee from your Account Value ("Income ON Demand Fee"). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under "Step-Up Under the Income ON Demand Benefit," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under "Cancellation of the Income ON Demand Benefit" in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under the Income ON Demand Benefit

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up your Income ON Demand Benefit.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your Income ON Demand Benefit will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you have the option of electing the Income ON Demand Benefit with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an "early withdrawal," and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of the Income ON Demand Benefit

Should you decide that the Income ON Demand Benefit is no longer appropriate for you, you may cancel the Income ON Demand Benefit at any time. Upon cancellation, all benefits and charges under the Income ON Demand Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Income ON Demand Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage

If you selected single-life coverage, the Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Benefit Rider on the original Contract (assuming that at the time of election the Income ON Demand Benefit is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in the Income ON Demand Benefit, the provisions of the section in this Appendix titled “Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, the Income ON Demand Benefit will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under the Income ON Demand Benefit" in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including the Income ON Demand Benefit, terminates.

If you purchased joint life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under the Income ON Demand Benefit

Under the terms of the Income ON Demand Benefit, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value" in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Income ON Demand.

When you elect to participate in the Income ON Demand Benefit, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your Income ON Demand Benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under the Income ON Demand Benefit as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Income ON Demand Benefit, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see "Withdrawals Under the Income ON Demand Benefit"), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

APPENDIX L -
BUILD YOUR PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the "build your portfolio" program. This program is more fully described under "BUILD YOUR PORTFOLIO" in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

PIMCO VIT Total Return Portfolio[7]	AllianceBernstein VPS Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® VIP Balanced Portfolio	Lord Abbett Series Fund Growth & Income Portfolio[6]	SCSM Oppenheimer Main Street Small Cap Fund	MFS® High Yield Portfolio[6]
MFS® Government Securities Portfolio	Franklin Income Securities Fund	MFS® Value Portfolio	MFS® Growth Portfolio[2]	PIMCO VIT Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund[8]	Van Kampen LIT Comstock II	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund®
PIMCO VIT Real Return Portfolio[7]	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
Huntington VA Mortgage Securities Fund[5]	Oppenheimer Balanced Fund/VA	Lord Abbett Series Fund Mid-Cap Value Portfolio[6]	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[6]
MFS® Money Market Portfolio[6,8]	Van Kampen UIF Equity & Income II Fund[8]	MFS® Utilities Portfolio	MFS® New Discovery Portfolio[2]	MFS® Emerging Markets Equity Portfolio
PIMCO VIT Low Duration Portfolio[6]	Fidelity® VIP Freedom 2010 Portfolio[7]	MFS® Blended Research Core Equity Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Strategic Income Portfolio[1]
Sun Capital Money Market Fund®	Fidelity® VIP Freedom 2015 Portfolio	MFS® Global Research Portfolio[2]	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund[8]
SCSM Goldman Sachs Short Duration Fund[8]	Fidelity® VIP Freedom 2020 Portfolio	MFS® Core Equity Portfolio	Templeton Foreign Securities Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
SCSM PIMCO Total Return Fund[8]	SCSM Ibbotson Moderate Fund[8]	SCSM Davis Venture Value Fund	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund[5]
SCSM BlackRock Inflation Protected Bond Fund[8]	SCSM Ibbotson Balanced Fund[8]	Oppenheimer Main St. Fund®/VA7	Templeton Growth Securities Fund	Huntington VA Real Strategies Fund[5]
	SCSM Ibbotson Growth Fund[8]	MFS® Strategic Value Portfolio[1]	First Eagle Overseas Variable Fund	PIMCO VIT All Asset Portfolio[6]
	BlackRock Global Allocation V.I. Fund[8]	MFS® Mid Cap Value Portfolio[1]	Oppenheimer Global Securities Fund/VA
		Huntington VA Dividend Capture Fund[5]	Columbia Marsico International Opportunities Fund, Variable Series
		Huntington VA Income Equity Fund[5]	Fidelity® VIP Mid Cap Portfolio
		SCSM Lord Abbett Growth & Income Fund[8]	Wanger USA[3]
		SCSM Goldman Sachs Mid Cap Value Fund[8]	Wanger Select, Variable Series[3]
		AllianceBernstein VPS Wealth Appreciation Strategy Portfolio[8]	Columbia Small Cap Value[3]
		SCSM Oppenheimer Large Cap Core Fund	MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund[8]
Columbia Marsico Growth Fund, Variable Series[4]
Columbia Marsico 21st Century Fund, Variable Series[4]
MFS® Capital Appreciation Portfolio[1]
MFS® Mid Cap Growth Portfolio[1]
MFS® Global Growth Portfolio[1]
Huntington VA Growth Fund[5]
Huntington VA Marco 100 Fund[5]
Huntington VA Mid Corp America Fund[5]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

Huntington VA New Economy Fund[5]
Huntington VA International Equity Fund[5]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund[8]
Van Kampen UIF Mid Cap Growth II Portfolio[8]
Van Kampen UIF Mid Cap Value II Portfolio[8]
AllianceBernstein VPS International Growth Portfolio[8]
AllianceBernstein VPS International Value Portfolio[7,8]
Fidelity® VIP Contrafund Portfolio[8]
SCSM AllianceBernstein International Value Fund[8]
SCSM Dremen Small Cap Value Fund[8]
SCSM AIM Small Cap Growth Fund[8]

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4] Only B Class shares available if you purchased your Contract on or after March 5, 2007.  Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5 Only available if you purchased your Contract through a Huntington Bank representative.
6 Only available if you purchased your Contract before March 10, 2008.
7 Only available if you purchased your Contract before October 20, 2008.
8 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX M -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS EXTRA should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1432	698,902

Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1228	526,384

Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1177	4,306

Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1024	109,925

Columbia Marsico 21st Century Class B	05	2007	10.0000	12.0974	0

Columbia Marsico 21st Century Class B	06	2007	10.0000	12.0821	9,727

Columbia Marsico 21st Century Class B	07	2007	10.0000	12.0770	0

Columbia Marsico 21st Century Class B	08	2007	10.0000	12.0566	0

Columbia Marsico 21st Century Fund, Variable Series	01	2007	13.2715	15.5606	0
Columbia Marsico 21st Century Fund, Variable Series	01	2006	11.2743	13.2715	0
Columbia Marsico 21st Century Fund, Variable Series	01	2005	10.0000	11.2743	0

Columbia Marsico 21st Century Fund, Variable Series	02	2007	13.2236	15.4727	0
Columbia Marsico 21st Century Fund, Variable Series	02	2006	11.2565	13.2236	0
Columbia Marsico 21st Century Fund, Variable Series	02	2005	10.0000	11.2565	0

Columbia Marsico 21st Century Fund, Variable Series	03	2007	13.2116	15.4508	0
Columbia Marsico 21st Century Fund, Variable Series	03	2006	11.2520	13.2116	0
Columbia Marsico 21st Century Fund, Variable Series	03	2005	10.0000	11.2520	0

Columbia Marsico 21st Century Fund, Variable Series	04	2007	13.1757	15.3851	0
Columbia Marsico 21st Century Fund, Variable Series	04	2006	11.2386	13.1757	0
Columbia Marsico 21st Century Fund, Variable Series	04	2005	10.0000	11.2386	0

Columbia Marsico 21st Century Fund, Variable Series	05	2007	13.1639	15.3634	0
Columbia Marsico 21st Century Fund, Variable Series	05	2006	11.2342	13.1639	0
Columbia Marsico 21st Century Fund, Variable Series	05	2005	10.0000	11.2342	0

Columbia Marsico 21st Century Fund, Variable Series	06	2007	13.1280	15.2979	0
Columbia Marsico 21st Century Fund, Variable Series	06	2006	11.2208	13.1280	0
Columbia Marsico 21st Century Fund, Variable Series	06	2005	10.0000	11.2208	0

Columbia Marsico 21st Century Fund, Variable Series	07	2007	13.1161	15.2762	0
Columbia Marsico 21st Century Fund, Variable Series	07	2006	11.2163	13.1161	0
Columbia Marsico 21st Century Fund, Variable Series	07	2005	10.0000	11.2163	0

Columbia Marsico 21st Century Fund, Variable Series	08	2007	13.0685	15.1893	0
Columbia Marsico 21st Century Fund, Variable Series	08	2006	11.1984	13.0685	0
Columbia Marsico 21st Century Fund, Variable Series	08	2005	10.0000	11.1984	0

Columbia Marsico Growth Class B	01	2007	10.0000	11.7829	143,107

Columbia Marsico Growth Class B	02	2007	10.0000	11.7631	26,603

Columbia Marsico Growth Class B	03	2007	10.0000	11.7582	0

Columbia Marsico Growth Class B	04	2007	10.0000	11.7433	15,710

Columbia Marsico Growth Class B	05	2007	10.0000	11.7384	0

Columbia Marsico Growth Class B	06	2007	10.0000	11.7235	0

Columbia Marsico Growth Class B	07	2007	10.0000	11.7186	0

Columbia Marsico Growth Class B	08	2007	10.0000	11.6988	0

Columbia Marsico Growth Fund, Variable Series	01	2007	11.4213	13.1881	0
Columbia Marsico Growth Fund, Variable Series	01	2006	10.9510	11.4213	0
Columbia Marsico Growth Fund, Variable Series	01	2005	10.0000	10.9510	0

Columbia Marsico Growth Fund, Variable Series	02	2007	11.3800	13.1136	0
Columbia Marsico Growth Fund, Variable Series	02	2006	10.9337	11.3800	0
Columbia Marsico Growth Fund, Variable Series	02	2005	10.0000	10.9337	0

Columbia Marsico Growth Fund, Variable Series	03	2007	11.3697	13.0950	0
Columbia Marsico Growth Fund, Variable Series	03	2006	10.9293	11.3697	0
Columbia Marsico Growth Fund, Variable Series	03	2005	10.0000	10.9293	0

Columbia Marsico Growth Fund, Variable Series	04	2007	11.3388	13.0393	0
Columbia Marsico Growth Fund, Variable Series	04	2006	10.9163	11.3388	0
Columbia Marsico Growth Fund, Variable Series	04	2005	10.0000	10.9163	0

Columbia Marsico Growth Fund, Variable Series	05	2007	11.3286	13.0210	0
Columbia Marsico Growth Fund, Variable Series	05	2006	10.9120	11.3286	0
Columbia Marsico Growth Fund, Variable Series	05	2005	10.0000	10.9120	0

Columbia Marsico Growth Fund, Variable Series	06	2007	11.2978	12.9655	0
Columbia Marsico Growth Fund, Variable Series	06	2006	10.8990	11.2978	0
Columbia Marsico Growth Fund, Variable Series	06	2005	10.0000	10.8990	0

Columbia Marsico Growth Fund, Variable Series	07	2007	11.2875	12.9471	0
Columbia Marsico Growth Fund, Variable Series	07	2006	10.8946	11.2875	0
Columbia Marsico Growth Fund, Variable Series	07	2005	10.0000	10.8946	0

Columbia Marsico Growth Fund, Variable Series	08	2007	11.2465	12.8734	0
Columbia Marsico Growth Fund, Variable Series	08	2006	10.8773	11.2465	0
Columbia Marsico Growth Fund, Variable Series	08	2005	10.0000	10.8773	0

Columbia Marsico International Opp fund, Variable Fund	01	2007	14.4611	17.0108	38,622
Columbia Marsico International Opp fund, Variable Fund	01	2006	11.9382	14.4611	0
Columbia Marsico International Opp fund, Variable Fund	01	2005	10.0000	11.9382	0

Columbia Marsico International Opp fund, Variable Fund	02	2007	14.4089	16.9148	27,367
Columbia Marsico International Opp fund, Variable Fund	02	2006	11.9193	14.4089	0
Columbia Marsico International Opp fund, Variable Fund	02	2005	10.0000	11.9193	0

Columbia Marsico International Opp fund, Variable Fund	03	2007	14.3959	16.8907	347
Columbia Marsico International Opp fund, Variable Fund	03	2006	11.9146	14.3959	0
Columbia Marsico International Opp fund, Variable Fund	03	2005	10.0000	11.9146	0

Columbia Marsico International Opp fund, Variable Fund	04	2007	14.3568	16.8189	21,469
Columbia Marsico International Opp fund, Variable Fund	04	2006	11.9004	14.3568	0
Columbia Marsico International Opp fund, Variable Fund	04	2005	10.0000	11.9004	0

Columbia Marsico International Opp fund, Variable Fund	05	2007	14.3439	16.7952	0
Columbia Marsico International Opp fund, Variable Fund	05	2006	11.8957	14.3439	0
Columbia Marsico International Opp fund, Variable Fund	05	2005	10.0000	11.8957	0

Columbia Marsico International Opp fund, Variable Fund	06	2007	14.3048	16.7236	0
Columbia Marsico International Opp fund, Variable Fund	06	2006	11.8815	14.3048	0
Columbia Marsico International Opp fund, Variable Fund	06	2005	10.0000	11.8815	0

Columbia Marsico International Opp fund, Variable Fund	07	2007	14.2918	16.6999	0
Columbia Marsico International Opp fund, Variable Fund	07	2006	11.8768	14.2918	0
Columbia Marsico International Opp fund, Variable Fund	07	2005	10.0000	11.8768	0

Columbia Marsico International Opp fund, Variable Fund	08	2007	14.2399	16.6049	0
Columbia Marsico International Opp fund, Variable Fund	08	2006	11.8579	14.2399	0
Columbia Marsico International Opp fund, Variable Fund	08	2005	10.0000	11.8579	0

Columbia Small Cap Value Fund, Variable Series	01	2007	12.4771	11.9477	0
Columbia Small Cap Value Fund, Variable Series	01	2006	10.6333	12.4771	0
Columbia Small Cap Value Fund, Variable Series	01	2005	10.0000	10.6333	0

Columbia Small Cap Value Fund, Variable Series	02	2007	12.4321	11.8802	0
Columbia Small Cap Value Fund, Variable Series	02	2006	10.6165	12.4321	0
Columbia Small Cap Value Fund, Variable Series	02	2005	10.0000	10.6165	0

Columbia Small Cap Value Fund, Variable Series	03	2007	12.4208	11.8633	0
Columbia Small Cap Value Fund, Variable Series	03	2006	10.6123	12.4208	0
Columbia Small Cap Value Fund, Variable Series	03	2005	10.0000	10.6123	0

Columbia Small Cap Value Fund, Variable Series	04	2007	12.3871	11.8129	0
Columbia Small Cap Value Fund, Variable Series	04	2006	10.5996	12.3871	0
Columbia Small Cap Value Fund, Variable Series	04	2005	10.0000	10.5996	0

Columbia Small Cap Value Fund, Variable Series	05	2007	12.3759	11.7962	0
Columbia Small Cap Value Fund, Variable Series	05	2006	10.5955	12.3759	0
Columbia Small Cap Value Fund, Variable Series	05	2005	10.0000	10.5955	0

Columbia Small Cap Value Fund, Variable Series	06	2007	12.3422	11.7459	0
Columbia Small Cap Value Fund, Variable Series	06	2006	10.5828	12.3422	0
Columbia Small Cap Value Fund, Variable Series	06	2005	10.0000	10.5828	0

Columbia Small Cap Value Fund, Variable Series	07	2007	12.3310	11.7293	0
Columbia Small Cap Value Fund, Variable Series	07	2006	10.5786	12.3310	0
Columbia Small Cap Value Fund, Variable Series	07	2005	10.0000	10.5786	0

Columbia Small Cap Value Fund, Variable Series	08	2007	12.2862	11.6625	0
Columbia Small Cap Value Fund, Variable Series	08	2006	10.5618	12.2862	0
Columbia Small Cap Value Fund, Variable Series	08	2005	10.0000	10.5618	0

Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7289	325,035

Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7109	59,950

Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7064	0

Fidelity VIP Balanced Svc2	04	2007	10.0000	10.6929	189

Fidelity VIP Balanced Svc2	05	2007	10.0000	10.6884	0

Fidelity VIP Balanced Svc2	06	2007	10.0000	10.6748	0

Fidelity VIP Balanced Svc2	07	2007	10.0000	10.6704	0

Fidelity VIP Balanced Svc2	08	2007	10.0000	10.6523	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1088	11.8386	48,878
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3124	11.1088	9,386
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3124	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.0826	11.7865	26,686
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3090	11.0826	16,930
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3090	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.0760	11.7734	349
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.0563	11.7344	27,293
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3055	11.0563	26,249
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3055	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0498	11.7215	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3046	11.0498	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3046	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2007	11.0300	11.6825	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2006	10.3020	11.0300	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.0000	10.3020	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2007	11.0235	11.6696	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2006	10.3012	11.0235	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.0000	10.3012	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2007	10.9973	11.6178	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2006	10.2977	10.9973	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.0000	10.2977	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3182	12.1343	88,139
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3876	11.3182	33,619
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3876	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.2915	12.0809	134,960
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3841	11.2915	54,920
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3841	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.2848	12.0675	4,957
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.2647	12.0275	32,008
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3806	11.2647	7,962
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3806	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.2581	12.0143	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3798	11.2581	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3798	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2007	11.2380	11.9744	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2006	10.3771	11.2380	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.0000	10.3771	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2007	11.2313	11.9611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2006	10.3763	11.2313	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.0000	10.3763	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2007	11.2046	11.9081	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2006	10.3728	11.2046	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.0000	10.3728	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4517	12.3779	169,054
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4285	11.4517	86,470
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4285	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4246	12.3234	213,737
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4250	11.4246	123,216
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4250	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4178	12.3098	335
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4241	11.4178	2,355
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4241	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.3975	12.2690	151,913
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4215	11.3975	39,985
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4215	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.3908	12.2555	8,693
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4206	11.3908	8,736
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4206	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2007	11.3705	12.2147	10,062
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2006	10.4180	11.3705	12,640
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.0000	10.4180	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2007	11.3638	12.2012	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2006	10.4171	11.3638	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.0000	10.4171	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2007	11.3367	12.1471	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2006	10.4136	11.3367	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.0000	10.4136	0

Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.6777	1,230,166

Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6582	963,511

Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6532	15,582

Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6385	190,000

Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6337	0

Fidelity VIP Mid Cap Svc2	06	2007	10.0000	11.6189	3,396

Fidelity VIP Mid Cap Svc2	07	2007	10.0000	11.6140	914

Fidelity VIP Mid Cap Svc2	08	2007	10.0000	11.5944	0

First Eagle Overseas Variable Fund	01	2007	10.0000	10.6485	1,183,563

First Eagle Overseas Variable Fund	02	2007	10.0000	10.6307	559,524

First Eagle Overseas Variable Fund	03	2007	10.0000	10.6262	38,312

First Eagle Overseas Variable Fund	04	2007	10.0000	10.6128	106,182

First Eagle Overseas Variable Fund	05	2007	10.0000	10.6083	0

First Eagle Overseas Variable Fund	06	2007	10.0000	10.5949	0

First Eagle Overseas Variable Fund	07	2007	10.0000	10.5904	0

First Eagle Overseas Variable Fund	08	2007	10.0000	10.5725	0

Franklin Income Securities Class 2	01	2007	10.0000	10.1772	575,047

Franklin Income Securities Class 2	02	2007	10.0000	10.1602	168,438

Franklin Income Securities Class 2	03	2007	10.0000	10.1559	0

Franklin Income Securities Class 2	04	2007	10.0000	10.1430	83,062

Franklin Income Securities Class 2	05	2007	10.0000	10.1388	0

Franklin Income Securities Class 2	06	2007	10.0000	10.1260	0

Franklin Income Securities Class 2	07	2007	10.0000	10.1217	0

Franklin Income Securities Class 2	08	2007	10.0000	10.1046	0

Franklin Small Cap Value Securities Fund	01	2007	20.0929	19.2794	145,969
Franklin Small Cap Value Securities Fund	01	2006	17.4724	20.0929	76,212
Franklin Small Cap Value Securities Fund	01	2005	16.3410	17.4724	39,130
Franklin Small Cap Value Securities Fund	01	2004	13.4341	16.3410	24,424
Franklin Small Cap Value Securities Fund	01	2003	10.3434	13.4341	14,279
Franklin Small Cap Value Securities Fund	01	2002	10.0000	10.3434	0

Franklin Small Cap Value Securities Fund	02	2007	19.9222	19.0765	195,874
Franklin Small Cap Value Securities Fund	02	2006	17.3592	19.9222	135,184
Franklin Small Cap Value Securities Fund	02	2005	16.2681	17.3592	95,074
Franklin Small Cap Value Securities Fund	02	2004	13.4015	16.2681	89,198
Franklin Small Cap Value Securities Fund	02	2003	10.3393	13.4015	45,394
Franklin Small Cap Value Securities Fund	02	2002	10.0000	10.3393	0

Franklin Small Cap Value Securities Fund	03	2007	19.8796	19.0260	0
Franklin Small Cap Value Securities Fund	03	2006	17.3309	19.8796	0
Franklin Small Cap Value Securities Fund	03	2005	16.2499	17.3309	0
Franklin Small Cap Value Securities Fund	03	2004	13.3933	16.2499	0
Franklin Small Cap Value Securities Fund	03	2003	10.3383	13.3933	0
Franklin Small Cap Value Securities Fund	03	2002	10.0000	10.3383	0

Franklin Small Cap Value Securities Fund	04	2007	19.7524	18.8750	71,652
Franklin Small Cap Value Securities Fund	04	2006	17.2463	19.7524	46,997
Franklin Small Cap Value Securities Fund	04	2005	16.1953	17.2463	35,428
Franklin Small Cap Value Securities Fund	04	2004	13.3689	16.1953	85,275
Franklin Small Cap Value Securities Fund	04	2003	10.3352	13.3689	37,645
Franklin Small Cap Value Securities Fund	04	2002	10.0000	10.3352	0

Franklin Small Cap Value Securities Fund	05	2007	19.7104	18.8254	0
Franklin Small Cap Value Securities Fund	05	2006	17.2184	19.7104	405
Franklin Small Cap Value Securities Fund	05	2005	16.1772	17.2184	405
Franklin Small Cap Value Securities Fund	05	2004	13.3608	16.1772	406
Franklin Small Cap Value Securities Fund	05	2003	10.3341	13.3608	0
Franklin Small Cap Value Securities Fund	05	2002	10.0000	10.3341	0

Franklin Small Cap Value Securities Fund	06	2007	19.5839	18.6756	2,311
Franklin Small Cap Value Securities Fund	06	2006	17.1341	19.5839	2,306
Franklin Small Cap Value Securities Fund	06	2005	16.1227	17.1341	849
Franklin Small Cap Value Securities Fund	06	2004	13.3363	16.1227	850
Franklin Small Cap Value Securities Fund	06	2003	10.3311	13.3363	2,821
Franklin Small Cap Value Securities Fund	06	2002	10.0000	10.3311	0

Franklin Small Cap Value Securities Fund	07	2007	18.4289	17.5652	3,954
Franklin Small Cap Value Securities Fund	07	2006	16.1318	18.4289	3,645
Franklin Small Cap Value Securities Fund	07	2005	15.1873	16.1318	0
Franklin Small Cap Value Securities Fund	07	2004	12.5690	15.1873	0
Franklin Small Cap Value Securities Fund	07	2003	10.0000	12.5690	0

Franklin Small Cap Value Securities Fund	08	2007	18.2921	17.3988	0
Franklin Small Cap Value Securities Fund	08	2006	16.0448	18.2921	0
Franklin Small Cap Value Securities Fund	08	2005	15.1364	16.0448	0
Franklin Small Cap Value Securities Fund	08	2004	12.5526	15.1364	0
Franklin Small Cap Value Securities Fund	08	2003	10.0000	12.5526	0

Franklin Strategic Income Securities Class 2	01	2007	10.0000	10.3355	54,255

Franklin Strategic Income Securities Class 2	02	2007	10.0000	10.3182	28,686

Franklin Strategic Income Securities Class 2	03	2007	10.0000	10.3139	0

Franklin Strategic Income Securities Class 2	04	2007	10.0000	10.3008	35,283

Franklin Strategic Income Securities Class 2	05	2007	10.0000	10.2965	0

Franklin Strategic Income Securities Class 2	06	2007	10.0000	10.2835	0

Franklin Strategic Income Securities Class 2	07	2007	10.0000	10.2792	0

Franklin Strategic Income Securities Class 2	08	2007	10.0000	10.2618	0

Lord Abbett All Value Portfolio	01	2007	14.0019	14.6878	165,526
Lord Abbett All Value Portfolio	01	2006	12.4243	14.0019	47,120
Lord Abbett All Value Portfolio	01	2005	11.8171	12.4243	11,226
Lord Abbett All Value Portfolio	01	2004	10.3896	11.8171	13,641
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3896	0

Lord Abbett All Value Portfolio	02	2007	13.9149	14.5667	218,595
Lord Abbett All Value Portfolio	02	2006	12.3722	13.9149	174,714
Lord Abbett All Value Portfolio	02	2005	11.7915	12.3722	16,623
Lord Abbett All Value Portfolio	02	2004	10.3883	11.7915	12,283
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3883	0

Lord Abbett All Value Portfolio	03	2007	13.8932	14.5365	1,983
Lord Abbett All Value Portfolio	03	2006	12.3592	13.8932	2,163
Lord Abbett All Value Portfolio	03	2005	11.7851	12.3592	2,194
Lord Abbett All Value Portfolio	03	2004	10.3880	11.7851	1,148
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3880	0

Lord Abbett All Value Portfolio	04	2007	13.8282	14.4461	47,887
Lord Abbett All Value Portfolio	04	2006	12.3202	13.8282	48,303
Lord Abbett All Value Portfolio	04	2005	11.7658	12.3202	29,067
Lord Abbett All Value Portfolio	04	2004	10.3870	11.7658	19,111
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3870	0

Lord Abbett All Value Portfolio	05	2007	13.8068	14.4164	0
Lord Abbett All Value Portfolio	05	2006	12.3073	13.8068	0
Lord Abbett All Value Portfolio	05	2005	11.7595	12.3073	0
Lord Abbett All Value Portfolio	05	2004	10.3866	11.7595	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3866	0

Lord Abbett All Value Portfolio	06	2007	13.7420	14.3266	2,439
Lord Abbett All Value Portfolio	06	2006	12.2684	13.7420	19,533
Lord Abbett All Value Portfolio	06	2005	11.7402	12.2684	4,604
Lord Abbett All Value Portfolio	06	2004	10.3856	11.7402	1,502
Lord Abbett All Value Portfolio	06	2003	10.0000	10.3856	0

Lord Abbett All Value Portfolio	07	2007	13.7205	14.2969	0
Lord Abbett All Value Portfolio	07	2006	12.2555	13.7205	0
Lord Abbett All Value Portfolio	07	2005	11.7338	12.2555	0
Lord Abbett All Value Portfolio	07	2004	10.3853	11.7338	0
Lord Abbett All Value Portfolio	07	2003	10.0000	10.3853	0

Lord Abbett All Value Portfolio	08	2007	13.6347	14.1782	0
Lord Abbett All Value Portfolio	08	2006	12.2037	13.6347	0
Lord Abbett All Value Portfolio	08	2005	11.7082	12.2037	0
Lord Abbett All Value Portfolio	08	2004	10.3840	11.7082	0
Lord Abbett All Value Portfolio	08	2003	10.0000	10.3840	0

Lord Abbett Series Fund Growth and Income	01	2007	16.7485	17.0283	2,571,756
Lord Abbett Series Fund Growth and Income	01	2006	14.5279	16.7485	1,114,520
Lord Abbett Series Fund Growth and Income	01	2005	14.3136	14.5279	689,416
Lord Abbett Series Fund Growth and Income	01	2004	12.9263	14.3136	486,726
Lord Abbett Series Fund Growth and Income	01	2003	10.0369	12.9263	73,174
Lord Abbett Series Fund Growth and Income	01	2002	10.0000	10.0369	0

Lord Abbett Series Fund Growth and Income	02	2007	16.6062	16.8490	2,488,769
Lord Abbett Series Fund Growth and Income	02	2006	14.4337	16.6062	1,254,245
Lord Abbett Series Fund Growth and Income	02	2005	14.2498	14.4337	685,505
Lord Abbett Series Fund Growth and Income	02	2004	12.8949	14.2498	457,247
Lord Abbett Series Fund Growth and Income	02	2003	10.0329	12.8949	157,646
Lord Abbett Series Fund Growth and Income	02	2002	10.0000	10.0329	0

Lord Abbett Series Fund Growth and Income	03	2007	16.5707	16.8043	109,820
Lord Abbett Series Fund Growth and Income	03	2006	14.4102	16.5707	85,756
Lord Abbett Series Fund Growth and Income	03	2005	14.2338	14.4102	75,173
Lord Abbett Series Fund Growth and Income	03	2004	12.8870	14.2338	51,247
Lord Abbett Series Fund Growth and Income	03	2003	10.0319	12.8870	1,439
Lord Abbett Series Fund Growth and Income	03	2002	10.0000	10.0319	0

Lord Abbett Series Fund Growth and Income	04	2007	16.4646	16.6710	976,519
Lord Abbett Series Fund Growth and Income	04	2006	14.3398	16.4646	808,268
Lord Abbett Series Fund Growth and Income	04	2005	14.1859	14.3398	556,642
Lord Abbett Series Fund Growth and Income	04	2004	12.8634	14.1859	589,204
Lord Abbett Series Fund Growth and Income	04	2003	10.0289	12.8634	119,703
Lord Abbett Series Fund Growth and Income	04	2002	10.0000	10.0289	0

Lord Abbett Series Fund Growth and Income	05	2007	16.4297	16.6272	9,444
Lord Abbett Series Fund Growth and Income	05	2006	14.3166	16.4297	5,856
Lord Abbett Series Fund Growth and Income	05	2005	14.1702	14.3166	3,031
Lord Abbett Series Fund Growth and Income	05	2004	12.8557	14.1702	1,193
Lord Abbett Series Fund Growth and Income	05	2003	10.0279	12.8557	0
Lord Abbett Series Fund Growth and Income	05	2002	10.0000	10.0279	0

Lord Abbett Series Fund Growth and Income	06	2007	16.3242	16.4949	87,442
Lord Abbett Series Fund Growth and Income	06	2006	14.2465	16.3242	90,788
Lord Abbett Series Fund Growth and Income	06	2005	14.1224	14.2465	105,680
Lord Abbett Series Fund Growth and Income	06	2004	12.8321	14.1224	139,464
Lord Abbett Series Fund Growth and Income	06	2003	10.0249	12.8321	27,342
Lord Abbett Series Fund Growth and Income	06	2002	10.0000	10.0249	0

Lord Abbett Series Fund Growth and Income	07	2007	15.1515	15.3021	133,168
Lord Abbett Series Fund Growth and Income	07	2006	13.2298	15.1515	145,679
Lord Abbett Series Fund Growth and Income	07	2005	13.1212	13.2298	147,277
Lord Abbett Series Fund Growth and Income	07	2004	11.9285	13.1212	200,303
Lord Abbett Series Fund Growth and Income	07	2003	10.0000	11.9285	49,703

Lord Abbett Series Fund Growth and Income	08	2007	15.0390	15.1572	12,104
Lord Abbett Series Fund Growth and Income	08	2006	13.1584	15.0390	12,878
Lord Abbett Series Fund Growth and Income	08	2005	13.0772	13.1584	14,263
Lord Abbett Series Fund Growth and Income	08	2004	11.9129	13.0772	22,753
Lord Abbett Series Fund Growth and Income	08	2003	10.0000	11.9129	1,355

Lord Abbett Series Fund Growth Opportunities	01	2007	12.1791	14.5187	373,212
Lord Abbett Series Fund Growth Opportunities	01	2006	11.4827	12.1791	303,244
Lord Abbett Series Fund Growth Opportunities	01	2005	11.1645	11.4827	166,459
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2112	11.1645	66,261
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2112	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	02	2007	12.1035	14.3990	378,567
Lord Abbett Series Fund Growth Opportunities	02	2006	11.4346	12.1035	342,442
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1403	11.4346	144,987
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2098	11.1403	44,060
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2098	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	03	2007	12.0845	14.3691	25,576
Lord Abbett Series Fund Growth Opportunities	03	2006	11.4225	12.0845	27,827
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1342	11.4225	17,036
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2095	11.1342	7,195
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2095	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	04	2007	12.0280	14.2798	244,128
Lord Abbett Series Fund Growth Opportunities	04	2006	11.3864	12.0280	208,402
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1160	11.3864	144,959
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2085	11.1160	107,277
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2085	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	05	2007	12.0093	14.2504	2,116
Lord Abbett Series Fund Growth Opportunities	05	2006	11.3745	12.0093	1,878
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1100	11.3745	1,073
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2082	11.1100	287
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2082	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	06	2007	11.9530	14.1616	14,348
Lord Abbett Series Fund Growth Opportunities	06	2006	11.3385	11.9530	16,585
Lord Abbett Series Fund Growth Opportunities	06	2005	11.0918	11.3385	14,240
Lord Abbett Series Fund Growth Opportunities	06	2004	10.2072	11.0918	9,430
Lord Abbett Series Fund Growth Opportunities	06	2003	10.0000	10.2072	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	07	2007	11.9343	14.1322	18,526
Lord Abbett Series Fund Growth Opportunities	07	2006	11.3266	11.9343	24,350
Lord Abbett Series Fund Growth Opportunities	07	2005	11.0858	11.3266	19,849
Lord Abbett Series Fund Growth Opportunities	07	2004	10.2069	11.0858	20,860
Lord Abbett Series Fund Growth Opportunities	07	2003	10.0000	10.2069	0

Lord Abbett Series Fund Growth Opportunities	08	2007	11.8596	14.0149	1,722
Lord Abbett Series Fund Growth Opportunities	08	2006	11.2787	11.8596	1,945
Lord Abbett Series Fund Growth Opportunities	08	2005	11.0616	11.2787	1,477
Lord Abbett Series Fund Growth Opportunities	08	2004	10.2056	11.0616	1,559
Lord Abbett Series Fund Growth Opportunities	08	2003	10.0000	10.2056	0

Lord Abbett Series Fund Mid Cap Value	01	2007	17.9544	17.7500	444,943
Lord Abbett Series Fund Mid Cap Value	01	2006	16.2736	17.9544	249,111
Lord Abbett Series Fund Mid Cap Value	01	2005	15.2965	16.2736	132,978
Lord Abbett Series Fund Mid Cap Value	01	2004	12.5454	15.2965	133,944
Lord Abbett Series Fund Mid Cap Value	01	2003	10.2298	12.5454	14,007
Lord Abbett Series Fund Mid Cap Value	01	2002	10.0000	10.2298	0

Lord Abbett Series Fund Mid Cap Value	02	2007	17.8018	17.5632	519,969
Lord Abbett Series Fund Mid Cap Value	02	2006	16.1681	17.8018	396,929
Lord Abbett Series Fund Mid Cap Value	02	2005	15.2283	16.1681	214,227
Lord Abbett Series Fund Mid Cap Value	02	2004	12.5149	15.2283	167,052
Lord Abbett Series Fund Mid Cap Value	02	2003	10.2257	12.5149	45,184
Lord Abbett Series Fund Mid Cap Value	02	2002	10.0000	10.2257	0

Lord Abbett Series Fund Mid Cap Value	03	2007	17.7637	17.5166	21,462
Lord Abbett Series Fund Mid Cap Value	03	2006	16.1417	17.7637	18,815
Lord Abbett Series Fund Mid Cap Value	03	2005	15.2112	16.1417	8,945
Lord Abbett Series Fund Mid Cap Value	03	2004	12.5073	15.2112	10,662
Lord Abbett Series Fund Mid Cap Value	03	2003	10.2247	12.5073	525
Lord Abbett Series Fund Mid Cap Value	03	2002	10.0000	10.2247	0

Lord Abbett Series Fund Mid Cap Value	04	2007	17.6500	17.3776	269,003
Lord Abbett Series Fund Mid Cap Value	04	2006	16.0629	17.6500	213,098
Lord Abbett Series Fund Mid Cap Value	04	2005	15.1601	16.0629	159,709
Lord Abbett Series Fund Mid Cap Value	04	2004	12.4844	15.1601	226,007
Lord Abbett Series Fund Mid Cap Value	04	2003	10.2216	12.4844	20,468
Lord Abbett Series Fund Mid Cap Value	04	2002	10.0000	10.2216	0

Lord Abbett Series Fund Mid Cap Value	05	2007	17.6125	17.3319	1,493
Lord Abbett Series Fund Mid Cap Value	05	2006	16.0369	17.6125	2,036
Lord Abbett Series Fund Mid Cap Value	05	2005	15.1432	16.0369	1,072
Lord Abbett Series Fund Mid Cap Value	05	2004	12.4769	15.1432	849
Lord Abbett Series Fund Mid Cap Value	05	2003	10.2206	12.4769	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.0000	10.2206	0

Lord Abbett Series Fund Mid Cap Value	06	2007	17.4995	17.1940	15,505
Lord Abbett Series Fund Mid Cap Value	06	2006	15.9584	17.4995	13,637
Lord Abbett Series Fund Mid Cap Value	06	2005	15.0922	15.9584	14,463
Lord Abbett Series Fund Mid Cap Value	06	2004	12.4540	15.0922	27,069
Lord Abbett Series Fund Mid Cap Value	06	2003	10.2176	12.4540	791
Lord Abbett Series Fund Mid Cap Value	06	2002	10.0000	10.2176	0

Lord Abbett Series Fund Mid Cap Value	07	2007	16.9701	16.6653	11,503
Lord Abbett Series Fund Mid Cap Value	07	2006	15.4836	16.9701	12,946
Lord Abbett Series Fund Mid Cap Value	07	2005	14.6505	15.4836	5,485
Lord Abbett Series Fund Mid Cap Value	07	2004	12.0957	14.6505	31,379
Lord Abbett Series Fund Mid Cap Value	07	2003	10.0000	12.0957	0

Lord Abbett Series Fund Mid Cap Value	08	2007	16.8441	16.5075	1,435
Lord Abbett Series Fund Mid Cap Value	08	2006	15.4000	16.8441	1,391
Lord Abbett Series Fund Mid Cap Value	08	2005	14.6013	15.4000	452
Lord Abbett Series Fund Mid Cap Value	08	2004	12.0799	14.6013	3,780
Lord Abbett Series Fund Mid Cap Value	08	2003	10.0000	12.0799	0

MFS/Sun Life Bond Series S Class	01	2007	12.2599	12.4459	68,564
MFS/Sun Life Bond Series S Class	01	2006	11.8921	12.2599	15,915
MFS/Sun Life Bond Series S Class	01	2005	11.9075	11.8921	18,322
MFS/Sun Life Bond Series S Class	01	2004	11.4379	11.9075	15,429
MFS/Sun Life Bond Series S Class	01	2003	10.6330	11.4379	4,671
MFS/Sun Life Bond Series S Class	01	2002	10.0000	10.6330	0

MFS/Sun Life Bond Series S Class	02	2007	12.1557	12.3148	64,347
MFS/Sun Life Bond Series S Class	02	2006	11.8150	12.1557	23,420
MFS/Sun Life Bond Series S Class	02	2005	11.8543	11.8150	27,086
MFS/Sun Life Bond Series S Class	02	2004	11.4101	11.8543	26,411
MFS/Sun Life Bond Series S Class	02	2003	10.6287	11.4101	23,479
MFS/Sun Life Bond Series S Class	02	2002	10.0000	10.6287	0

MFS/Sun Life Bond Series S Class	03	2007	12.1296	12.2822	13,898
MFS/Sun Life Bond Series S Class	03	2006	11.7957	12.1296	38,759
MFS/Sun Life Bond Series S Class	03	2005	11.8410	11.7957	34,785
MFS/Sun Life Bond Series S Class	03	2004	11.4032	11.8410	27,576
MFS/Sun Life Bond Series S Class	03	2003	10.6277	11.4032	6,184
MFS/Sun Life Bond Series S Class	03	2002	10.0000	10.6277	0

MFS/Sun Life Bond Series S Class	04	2007	12.0520	12.1847	76,304
MFS/Sun Life Bond Series S Class	04	2006	11.7381	12.0520	77,281
MFS/Sun Life Bond Series S Class	04	2005	11.8012	11.7381	94,414
MFS/Sun Life Bond Series S Class	04	2004	11.3823	11.8012	94,238
MFS/Sun Life Bond Series S Class	04	2003	10.6245	11.3823	90,834
MFS/Sun Life Bond Series S Class	04	2002	10.0000	10.6245	4,974

MFS/Sun Life Bond Series S Class	05	2007	12.0264	12.1526	0
MFS/Sun Life Bond Series S Class	05	2006	11.7191	12.0264	0
MFS/Sun Life Bond Series S Class	05	2005	11.7881	11.7191	0
MFS/Sun Life Bond Series S Class	05	2004	11.3754	11.7881	0
MFS/Sun Life Bond Series S Class	05	2003	10.6235	11.3754	0
MFS/Sun Life Bond Series S Class	05	2002	10.0000	10.6235	0

MFS/Sun Life Bond Series S Class	06	2007	11.9491	12.0560	0
MFS/Sun Life Bond Series S Class	06	2006	11.6617	11.9491	3,125
MFS/Sun Life Bond Series S Class	06	2005	11.7483	11.6617	6,094
MFS/Sun Life Bond Series S Class	06	2004	11.3546	11.7483	5,694
MFS/Sun Life Bond Series S Class	06	2003	10.6203	11.3546	5,516
MFS/Sun Life Bond Series S Class	06	2002	10.0000	10.6203	0

MFS/Sun Life Bond Series S Class	07	2007	10.6426	10.7323	58,980
MFS/Sun Life Bond Series S Class	07	2006	10.3919	10.6426	72,635
MFS/Sun Life Bond Series S Class	07	2005	10.4744	10.3919	68,105
MFS/Sun Life Bond Series S Class	07	2004	10.1286	10.4744	63,719
MFS/Sun Life Bond Series S Class	07	2003	10.0000	10.1286	70,036

MFS/Sun Life Bond Series S Class	08	2007	10.5635	10.6306	2,556
MFS/Sun Life Bond Series S Class	08	2006	10.3358	10.5635	2,564
MFS/Sun Life Bond Series S Class	08	2005	10.4392	10.3358	2,543
MFS/Sun Life Bond Series S Class	08	2004	10.1153	10.4392	2,478
MFS/Sun Life Bond Series S Class	08	2003	10.0000	10.1153	2,598

MFS/Sun Life Capital Appreciation Series S Class	01	2007	13.4620	14.6776	4,498
MFS/Sun Life Capital Appreciation Series S Class	01	2006	12.9125	13.4620	4,499
MFS/Sun Life Capital Appreciation Series S Class	01	2005	13.0523	12.9125	4,502
MFS/Sun Life Capital Appreciation Series S Class	01	2004	11.9862	13.0523	6,327
MFS/Sun Life Capital Appreciation Series S Class	01	2003	9.5001	11.9862	6,923
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.0000	9.5001	2,070

MFS/Sun Life Capital Appreciation Series S Class	02	2007	13.3476	14.5231	5,617
MFS/Sun Life Capital Appreciation Series S Class	02	2006	12.8288	13.3476	5,667
MFS/Sun Life Capital Appreciation Series S Class	02	2005	12.9941	12.8288	7,782
MFS/Sun Life Capital Appreciation Series S Class	02	2004	11.9571	12.9941	19,919
MFS/Sun Life Capital Appreciation Series S Class	02	2003	9.4963	11.9571	18,021
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.0000	9.4963	0

MFS/Sun Life Capital Appreciation Series S Class	03	2007	13.3191	14.4846	229
MFS/Sun Life Capital Appreciation Series S Class	03	2006	12.8079	13.3191	230
MFS/Sun Life Capital Appreciation Series S Class	03	2005	12.9795	12.8079	231
MFS/Sun Life Capital Appreciation Series S Class	03	2004	11.9498	12.9795	233
MFS/Sun Life Capital Appreciation Series S Class	03	2003	9.4954	11.9498	234
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.0000	9.4954	0

MFS/Sun Life Capital Appreciation Series S Class	04	2007	13.2338	14.3697	11,285
MFS/Sun Life Capital Appreciation Series S Class	04	2006	12.7453	13.2338	11,404
MFS/Sun Life Capital Appreciation Series S Class	04	2005	12.9359	12.7453	11,592
MFS/Sun Life Capital Appreciation Series S Class	04	2004	11.9279	12.9359	12,221
MFS/Sun Life Capital Appreciation Series S Class	04	2003	9.4925	11.9279	16,453
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.0000	9.4925	0

MFS/Sun Life Capital Appreciation Series S Class	05	2007	13.2057	14.3319	0
MFS/Sun Life Capital Appreciation Series S Class	05	2006	12.7247	13.2057	0
MFS/Sun Life Capital Appreciation Series S Class	05	2005	12.9215	12.7247	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	11.9207	12.9215	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	9.4916	11.9207	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.0000	9.4916	0

MFS/Sun Life Capital Appreciation Series S Class	06	2007	13.1209	14.2179	0
MFS/Sun Life Capital Appreciation Series S Class	06	2006	12.6624	13.1209	0
MFS/Sun Life Capital Appreciation Series S Class	06	2005	12.8780	12.6624	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	11.8989	12.8780	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	9.4888	11.8989	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.0000	9.4888	0

MFS/Sun Life Capital Appreciation Series S Class	07	2007	12.3967	13.4263	0
MFS/Sun Life Capital Appreciation Series S Class	07	2006	11.9696	12.3967	0
MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.1796	11.9696	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.2594	12.1796	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.0000	11.2594	0

MFS/Sun Life Capital Appreciation Series S Class	08	2007	12.3047	13.2991	0
MFS/Sun Life Capital Appreciation Series S Class	08	2006	11.9050	12.3047	0
MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.1387	11.9050	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.2447	12.1387	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.0000	11.2447	0

MFS/Sun Life Core Equity Series S Class	01	2007	10.0000	10.8668	59,558

MFS/Sun Life Core Equity Series S Class	02	2007	10.0000	10.8485	77,580

MFS/Sun Life Core Equity Series S Class	03	2007	10.0000	10.8440	2,029

MFS/Sun Life Core Equity Series S Class	04	2007	10.0000	10.8303	47,799

MFS/Sun Life Core Equity Series S Class	05	2007	10.0000	10.8257	0

MFS/Sun Life Core Equity Series S Class	06	2007	10.0000	10.8120	0

MFS/Sun Life Core Equity Series S Class	07	2007	10.0000	10.8075	0

MFS/Sun Life Core Equity Series S Class	08	2007	10.0000	10.7892	0

MFS/Sun Life Emerging Growth Series S Class	01	2007	15.4885	18.4210	31,451
MFS/Sun Life Emerging Growth Series S Class	01	2006	14.6296	15.4885	21,343
MFS/Sun Life Emerging Growth Series S Class	01	2005	13.6659	14.6296	14,875
MFS/Sun Life Emerging Growth Series S Class	01	2004	12.3073	13.6659	18,594
MFS/Sun Life Emerging Growth Series S Class	01	2003	9.5471	12.3073	6,480
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.0000	9.5471	0

MFS/Sun Life Emerging Growth Series S Class	02	2007	15.3569	18.2271	53,008
MFS/Sun Life Emerging Growth Series S Class	02	2006	14.5348	15.3569	57,733
MFS/Sun Life Emerging Growth Series S Class	02	2005	13.6049	14.5348	52,198
MFS/Sun Life Emerging Growth Series S Class	02	2004	12.2774	13.6049	47,202
MFS/Sun Life Emerging Growth Series S Class	02	2003	9.5434	12.2774	9,419
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.0000	9.5434	0

MFS/Sun Life Emerging Growth Series S Class	03	2007	15.3240	18.1788	0
MFS/Sun Life Emerging Growth Series S Class	03	2006	14.5111	15.3240	0
MFS/Sun Life Emerging Growth Series S Class	03	2005	13.5896	14.5111	561
MFS/Sun Life Emerging Growth Series S Class	03	2004	12.2699	13.5896	596
MFS/Sun Life Emerging Growth Series S Class	03	2003	9.5424	12.2699	619
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.0000	9.5424	0

MFS/Sun Life Emerging Growth Series S Class	04	2007	15.2259	18.0346	60,997
MFS/Sun Life Emerging Growth Series S Class	04	2006	14.4402	15.2259	15,150
MFS/Sun Life Emerging Growth Series S Class	04	2005	13.5439	14.4402	16,188
MFS/Sun Life Emerging Growth Series S Class	04	2004	12.2475	13.5439	21,562
MFS/Sun Life Emerging Growth Series S Class	04	2003	9.5396	12.2475	9,502
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.0000	9.5396	0

MFS/Sun Life Emerging Growth Series S Class	05	2007	15.1935	17.9871	0
MFS/Sun Life Emerging Growth Series S Class	05	2006	14.4169	15.1935	0
MFS/Sun Life Emerging Growth Series S Class	05	2005	13.5289	14.4169	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	12.2401	13.5289	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	9.5386	12.2401	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.0000	9.5386	0

MFS/Sun Life Emerging Growth Series S Class	06	2007	15.0960	17.8440	1,903
MFS/Sun Life Emerging Growth Series S Class	06	2006	14.3463	15.0960	1,896
MFS/Sun Life Emerging Growth Series S Class	06	2005	13.4833	14.3463	0
MFS/Sun Life Emerging Growth Series S Class	06	2004	12.2176	13.4833	0
MFS/Sun Life Emerging Growth Series S Class	06	2003	9.5358	12.2176	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.0000	9.5358	0

MFS/Sun Life Emerging Growth Series S Class	07	2007	14.1990	16.7752	0
MFS/Sun Life Emerging Growth Series S Class	07	2006	13.5008	14.1990	0
MFS/Sun Life Emerging Growth Series S Class	07	2005	12.6951	13.5008	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.5093	12.6951	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.0000	11.5093	0

MFS/Sun Life Emerging Growth Series S Class	08	2007	14.0936	16.6162	0
MFS/Sun Life Emerging Growth Series S Class	08	2006	13.4279	14.0936	0
MFS/Sun Life Emerging Growth Series S Class	08	2005	12.6524	13.4279	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.4943	12.6524	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.0000	11.4943	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2007	14.3683	19.1053	68,124
MFS/Sun Life Emerging Markets Equity Series S Class	01	2006	11.2521	14.3683	68,717
MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.0000	11.2521	2,071

MFS/Sun Life Emerging Markets Equity Series S Class	02	2007	14.3344	19.0212	67,034
MFS/Sun Life Emerging Markets Equity Series S Class	02	2006	11.2483	14.3344	35,196
MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.0000	11.2483	0

MFS/Sun Life Emerging Markets Equity Series S Class	03	2007	14.3259	19.0001	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2006	11.2474	14.3259	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.0000	11.2474	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2007	14.3004	18.9372	28,599
MFS/Sun Life Emerging Markets Equity Series S Class	04	2006	11.2445	14.3004	22,993
MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.0000	11.2445	0

MFS/Sun Life Emerging Markets Equity Series S Class	05	2007	14.2920	18.9164	473
MFS/Sun Life Emerging Markets Equity Series S Class	05	2006	11.2436	14.2920	607
MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.0000	11.2436	0

MFS/Sun Life Emerging Markets Equity Series S Class	06	2007	14.2665	18.8535	1,750
MFS/Sun Life Emerging Markets Equity Series S Class	06	2006	11.2407	14.2665	1,829
MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	10.0000	11.2407	0

MFS/Sun Life Emerging Markets Equity Series S Class	07	2007	14.2581	18.8327	287
MFS/Sun Life Emerging Markets Equity Series S Class	07	2006	11.2398	14.2581	0
MFS/Sun Life Emerging Markets Equity Series S Class	07	2005	10.0000	11.2398	0

MFS/Sun Life Emerging Markets Equity Series S Class	08	2007	14.2241	18.7492	0
MFS/Sun Life Emerging Markets Equity Series S Class	08	2006	11.2360	14.2241	0
MFS/Sun Life Emerging Markets Equity Series S Class	08	2005	10.0000	11.2360	0

MFS/Sun Life Global Growth Series S Class	01	2007	18.4252	20.4716	6,376
MFS/Sun Life Global Growth Series S Class	01	2006	16.0191	18.4252	5,532
MFS/Sun Life Global Growth Series S Class	01	2005	14.8497	16.0191	4,027
MFS/Sun Life Global Growth Series S Class	01	2004	13.0899	14.8497	5,494
MFS/Sun Life Global Growth Series S Class	01	2003	9.8544	13.0899	4,545
MFS/Sun Life Global Growth Series S Class	01	2002	10.0000	9.8544	0

MFS/Sun Life Global Growth Series S Class	02	2007	18.2687	20.2562	5,615
MFS/Sun Life Global Growth Series S Class	02	2006	15.9153	18.2687	5,832
MFS/Sun Life Global Growth Series S Class	02	2005	14.7835	15.9153	4,238
MFS/Sun Life Global Growth Series S Class	02	2004	13.0581	14.7835	4,022
MFS/Sun Life Global Growth Series S Class	02	2003	9.8505	13.0581	5,692
MFS/Sun Life Global Growth Series S Class	02	2002	10.0000	9.8505	0

MFS/Sun Life Global Growth Series S Class	03	2007	18.2296	20.2025	0
MFS/Sun Life Global Growth Series S Class	03	2006	15.8893	18.2296	285
MFS/Sun Life Global Growth Series S Class	03	2005	14.7669	15.8893	3,914
MFS/Sun Life Global Growth Series S Class	03	2004	13.0502	14.7669	4,217
MFS/Sun Life Global Growth Series S Class	03	2003	9.8495	13.0502	4,535
MFS/Sun Life Global Growth Series S Class	03	2002	10.0000	9.8495	0

MFS/Sun Life Global Growth Series S Class	04	2007	18.1129	20.0422	17,606
MFS/Sun Life Global Growth Series S Class	04	2006	15.8117	18.1129	21,346
MFS/Sun Life Global Growth Series S Class	04	2005	14.7173	15.8117	23,325
MFS/Sun Life Global Growth Series S Class	04	2004	13.0263	14.7173	27,086
MFS/Sun Life Global Growth Series S Class	04	2003	9.8466	13.0263	39,465
MFS/Sun Life Global Growth Series S Class	04	2002	10.0000	9.8466	0

MFS/Sun Life Global Growth Series S Class	05	2007	18.0744	19.9895	0
MFS/Sun Life Global Growth Series S Class	05	2006	15.7862	18.0744	0
MFS/Sun Life Global Growth Series S Class	05	2005	14.7009	15.7862	0
MFS/Sun Life Global Growth Series S Class	05	2004	13.0184	14.7009	0
MFS/Sun Life Global Growth Series S Class	05	2003	9.8456	13.0184	0
MFS/Sun Life Global Growth Series S Class	05	2002	10.0000	9.8456	0

MFS/Sun Life Global Growth Series S Class	06	2007	17.9584	19.8305	0
MFS/Sun Life Global Growth Series S Class	06	2006	15.7089	17.9584	0
MFS/Sun Life Global Growth Series S Class	06	2005	14.6514	15.7089	0
MFS/Sun Life Global Growth Series S Class	06	2004	12.9946	14.6514	0
MFS/Sun Life Global Growth Series S Class	06	2003	9.8427	12.9946	2,023
MFS/Sun Life Global Growth Series S Class	06	2002	10.0000	9.8427	0

MFS/Sun Life Global Growth Series S Class	07	2007	17.0934	18.8656	0
MFS/Sun Life Global Growth Series S Class	07	2006	14.9599	17.0934	0
MFS/Sun Life Global Growth Series S Class	07	2005	13.9599	14.9599	0
MFS/Sun Life Global Growth Series S Class	07	2004	12.3876	13.9599	0
MFS/Sun Life Global Growth Series S Class	07	2003	10.0000	12.3876	0

MFS/Sun Life Global Growth Series S Class	08	2007	16.9665	18.6870	0
MFS/Sun Life Global Growth Series S Class	08	2006	14.8792	16.9665	0
MFS/Sun Life Global Growth Series S Class	08	2005	13.9130	14.8792	0
MFS/Sun Life Global Growth Series S Class	08	2004	12.3714	13.9130	0
MFS/Sun Life Global Growth Series S Class	08	2003	10.0000	12.3714	0

MFS/Sun Life Government Securities Series S Class	01	2007	10.6314	11.1715	1,258,195
MFS/Sun Life Government Securities Series S Class	01	2006	10.4517	10.6314	1,167,741
MFS/Sun Life Government Securities Series S Class	01	2005	10.4228	10.4517	682,503
MFS/Sun Life Government Securities Series S Class	01	2004	10.2399	10.4228	377,610
MFS/Sun Life Government Securities Series S Class	01	2003	10.2258	10.2399	122,533
MFS/Sun Life Government Securities Series S Class	01	2002	10.0000	10.2258	0

MFS/Sun Life Government Securities Series S Class	02	2007	10.5410	11.0539	1,337,245
MFS/Sun Life Government Securities Series S Class	02	2006	10.3839	10.5410	1,192,049
MFS/Sun Life Government Securities Series S Class	02	2005	10.3763	10.3839	621,129
MFS/Sun Life Government Securities Series S Class	02	2004	10.2150	10.3763	298,286
MFS/Sun Life Government Securities Series S Class	02	2003	10.2218	10.2150	114,831
MFS/Sun Life Government Securities Series S Class	02	2002	10.0000	10.2218	0

MFS/Sun Life Government Securities Series S Class	03	2007	10.5184	11.0246	106,844
MFS/Sun Life Government Securities Series S Class	03	2006	10.3670	10.5184	103,226
MFS/Sun Life Government Securities Series S Class	03	2005	10.3646	10.3670	83,551
MFS/Sun Life Government Securities Series S Class	03	2004	10.2088	10.3646	47,417
MFS/Sun Life Government Securities Series S Class	03	2003	10.2208	10.2088	7,132
MFS/Sun Life Government Securities Series S Class	03	2002	10.0000	10.2208	0

MFS/Sun Life Government Securities Series S Class	04	2007	10.4510	10.9371	818,982
MFS/Sun Life Government Securities Series S Class	04	2006	10.3163	10.4510	845,418
MFS/Sun Life Government Securities Series S Class	04	2005	10.3298	10.3163	598,142
MFS/Sun Life Government Securities Series S Class	04	2004	10.1901	10.3298	431,650
MFS/Sun Life Government Securities Series S Class	04	2003	10.2177	10.1901	241,567
MFS/Sun Life Government Securities Series S Class	04	2002	10.0000	10.2177	0

MFS/Sun Life Government Securities Series S Class	05	2007	10.4289	10.9083	11,868
MFS/Sun Life Government Securities Series S Class	05	2006	10.2996	10.4289	7,264
MFS/Sun Life Government Securities Series S Class	05	2005	10.3183	10.2996	2,187
MFS/Sun Life Government Securities Series S Class	05	2004	10.1840	10.3183	403
MFS/Sun Life Government Securities Series S Class	05	2003	10.2167	10.1840	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.0000	10.2167	0

MFS/Sun Life Government Securities Series S Class	06	2007	10.3619	10.8215	134,156
MFS/Sun Life Government Securities Series S Class	06	2006	10.2492	10.3619	145,087
MFS/Sun Life Government Securities Series S Class	06	2005	10.2835	10.2492	161,854
MFS/Sun Life Government Securities Series S Class	06	2004	10.1653	10.2835	148,241
MFS/Sun Life Government Securities Series S Class	06	2003	10.2137	10.1653	57,279
MFS/Sun Life Government Securities Series S Class	06	2002	10.0000	10.2137	0

MFS/Sun Life Government Securities Series S Class	07	2007	10.0244	10.4636	190,585
MFS/Sun Life Government Securities Series S Class	07	2006	9.9204	10.0244	210,515
MFS/Sun Life Government Securities Series S Class	07	2005	9.9586	9.9204	197,901
MFS/Sun Life Government Securities Series S Class	07	2004	9.8492	9.9586	185,283
MFS/Sun Life Government Securities Series S Class	07	2003	10.0000	9.8492	84,578

MFS/Sun Life Government Securities Series S Class	08	2007	9.9499	10.3645	14,818
MFS/Sun Life Government Securities Series S Class	08	2006	9.8668	9.9499	16,406
MFS/Sun Life Government Securities Series S Class	08	2005	9.9252	9.8668	16,775
MFS/Sun Life Government Securities Series S Class	08	2004	9.8363	9.9252	16,501
MFS/Sun Life Government Securities Series S Class	08	2003	10.0000	9.8363	2,412

MFS/Sun Life High Yield Series S Class	01	2007	14.7422	14.7167	494,003
MFS/Sun Life High Yield Series S Class	01	2006	13.6277	14.7422	297,073
MFS/Sun Life High Yield Series S Class	01	2005	13.5996	13.6277	213,926
MFS/Sun Life High Yield Series S Class	01	2004	12.6501	13.5996	143,294
MFS/Sun Life High Yield Series S Class	01	2003	10.6171	12.6501	89,925
MFS/Sun Life High Yield Series S Class	01	2002	10.0000	10.6171	0

MFS/Sun Life High Yield Series S Class	02	2007	14.6169	14.5617	489,018
MFS/Sun Life High Yield Series S Class	02	2006	13.5394	14.6169	316,622
MFS/Sun Life High Yield Series S Class	02	2005	13.5389	13.5394	194,124
MFS/Sun Life High Yield Series S Class	02	2004	12.6194	13.5389	132,593
MFS/Sun Life High Yield Series S Class	02	2003	10.6129	12.6194	451,013
MFS/Sun Life High Yield Series S Class	02	2002	10.0000	10.6129	0

MFS/Sun Life High Yield Series S Class	03	2007	14.5856	14.5231	26,051
MFS/Sun Life High Yield Series S Class	03	2006	13.5173	14.5856	18,478
MFS/Sun Life High Yield Series S Class	03	2005	13.5237	13.5173	17,756
MFS/Sun Life High Yield Series S Class	03	2004	12.6117	13.5237	11,883
MFS/Sun Life High Yield Series S Class	03	2003	10.6118	12.6117	973
MFS/Sun Life High Yield Series S Class	03	2002	10.0000	10.6118	0

MFS/Sun Life High Yield Series S Class	04	2007	14.4923	14.4079	224,278
MFS/Sun Life High Yield Series S Class	04	2006	13.4513	14.4923	182,359
MFS/Sun Life High Yield Series S Class	04	2005	13.4783	13.4513	154,872
MFS/Sun Life High Yield Series S Class	04	2004	12.5886	13.4783	115,695
MFS/Sun Life High Yield Series S Class	04	2003	10.6087	12.5886	122,759
MFS/Sun Life High Yield Series S Class	04	2002	10.0000	10.6087	4,880

MFS/Sun Life High Yield Series S Class	05	2007	14.4615	14.3700	3,748
MFS/Sun Life High Yield Series S Class	05	2006	13.4295	14.4615	1,522
MFS/Sun Life High Yield Series S Class	05	2005	13.4632	13.4295	203
MFS/Sun Life High Yield Series S Class	05	2004	12.5810	13.4632	0
MFS/Sun Life High Yield Series S Class	05	2003	10.6076	12.5810	0
MFS/Sun Life High Yield Series S Class	05	2002	10.0000	10.6076	0

MFS/Sun Life High Yield Series S Class	06	2007	14.3687	14.2557	31,822
MFS/Sun Life High Yield Series S Class	06	2006	13.3638	14.3687	32,773
MFS/Sun Life High Yield Series S Class	06	2005	13.4179	13.3638	32,874
MFS/Sun Life High Yield Series S Class	06	2004	12.5579	13.4179	30,370
MFS/Sun Life High Yield Series S Class	06	2003	10.6044	12.5579	7,664
MFS/Sun Life High Yield Series S Class	06	2002	10.0000	10.6044	0

MFS/Sun Life High Yield Series S Class	07	2007	12.4586	12.3543	37,289
MFS/Sun Life High Yield Series S Class	07	2006	11.5932	12.4586	41,021
MFS/Sun Life High Yield Series S Class	07	2005	11.6461	11.5932	42,942
MFS/Sun Life High Yield Series S Class	07	2004	10.9052	11.6461	41,027
MFS/Sun Life High Yield Series S Class	07	2003	10.0000	10.9052	15,220

MFS/Sun Life High Yield Series S Class	08	2007	12.3660	12.2373	2,807
MFS/Sun Life High Yield Series S Class	08	2006	11.5306	12.3660	3,063
MFS/Sun Life High Yield Series S Class	08	2005	11.6069	11.5306	4,463
MFS/Sun Life High Yield Series S Class	08	2004	10.8910	11.6069	4,508
MFS/Sun Life High Yield Series S Class	08	2003	10.0000	10.8910	392

MFS/Sun Life International Growth Series S Class	01	2007	10.0000	11.7937	42,942

MFS/Sun Life International Growth Series S Class	02	2007	10.0000	11.7739	20,931

MFS/Sun Life International Growth Series S Class	03	2007	10.0000	11.7689	0

MFS/Sun Life International Growth Series S Class	04	2007	10.0000	11.7541	37,484

MFS/Sun Life International Growth Series S Class	05	2007	10.0000	11.7492	0

MFS/Sun Life International Growth Series S Class	06	2007	10.0000	11.7343	1,742

MFS/Sun Life International Growth Series S Class	07	2007	10.0000	11.7293	0

MFS/Sun Life International Growth Series S Class	08	2007	10.0000	11.7095	0

MFS/Sun Life International Value Series S Class	01	2007	10.0000	10.8868	1,843,705

MFS/Sun Life International Value Series S Class	02	2007	10.0000	10.8685	1,489,635

MFS/Sun Life International Value Series S Class	03	2007	10.0000	10.8639	25,124

MFS/Sun Life International Value Series S Class	04	2007	10.0000	10.8502	283,182

MFS/Sun Life International Value Series S Class	05	2007	10.0000	10.8457	0

MFS/Sun Life International Value Series S Class	06	2007	10.0000	10.8319	0

MFS/Sun Life International Value Series S Class	07	2007	10.0000	10.8274	1,616

MFS/Sun Life International Value Series S Class	08	2007	10.0000	10.8091	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2007	13.0852	14.3104	131,405
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2006	12.3920	13.0852	62,627
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	12.1028	12.3920	59,928
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	11.2591	12.1028	50,471
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	9.3236	11.2591	18,177
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.0000	9.3236	2,080

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2007	12.9739	14.1597	289,710
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2006	12.3116	12.9739	185,323
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	12.0487	12.3116	177,706
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	11.2317	12.0487	206,468
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	9.3199	11.2317	43,217
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.0000	9.3199	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2007	12.9462	14.1222	24,246
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2006	12.2915	12.9462	38,293
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	12.0352	12.2915	30,841
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	11.2249	12.0352	25,143
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	9.3190	11.2249	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.0000	9.3190	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2007	12.8633	14.0101	161,541
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2006	12.2315	12.8633	148,922
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	11.9948	12.2315	145,584
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	11.2044	11.9948	147,651
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	9.3162	11.2044	119,117
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.0000	9.3162	5,224

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2007	12.8360	13.9732	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2006	12.2117	12.8360	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	11.9814	12.2117	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	11.1976	11.9814	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	9.3152	11.1976	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.0000	9.3152	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2007	12.7536	13.8621	23,153
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2006	12.1519	12.7536	13,781
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	11.9410	12.1519	15,686
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	11.1770	11.9410	13,013
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	9.3125	11.1770	8,798
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.0000	9.3125	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2007	12.6243	13.7145	72,634
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2006	12.0349	12.6243	61,102
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.8320	12.0349	61,359
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.0807	11.8320	62,201
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.0000	11.0807	64,890

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2007	12.5305	13.5846	2,400
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2006	11.9700	12.5305	2,157
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.7923	11.9700	2,291
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.0662	11.7923	2,420
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.0000	11.0662	2,389

MFS/Sun Life Mid Cap Growth Series S Class	01	2007	15.2589	16.4360	27,028
MFS/Sun Life Mid Cap Growth Series S Class	01	2006	15.1886	15.2589	28,298
MFS/Sun Life Mid Cap Growth Series S Class	01	2005	15.0329	15.1886	31,564
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	13.3819	15.0329	36,129
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	9.9126	13.3819	30,889
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	10.0000	9.9126	0

MFS/Sun Life Mid Cap Growth Series S Class	02	2007	15.1292	16.2630	28,538
MFS/Sun Life Mid Cap Growth Series S Class	02	2006	15.0902	15.1292	33,860
MFS/Sun Life Mid Cap Growth Series S Class	02	2005	14.9658	15.0902	20,530
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	13.3494	14.9658	23,324
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	9.9087	13.3494	31,161
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	10.0000	9.9087	0

MFS/Sun Life Mid Cap Growth Series S Class	03	2007	15.0969	16.2198	5,551
MFS/Sun Life Mid Cap Growth Series S Class	03	2006	15.0656	15.0969	6,486
MFS/Sun Life Mid Cap Growth Series S Class	03	2005	14.9491	15.0656	7,773
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	13.3413	14.9491	7,816
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	9.9077	13.3413	4,012
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	10.0000	9.9077	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2007	15.0002	16.0912	24,413
MFS/Sun Life Mid Cap Growth Series S Class	04	2006	14.9920	15.0002	30,320
MFS/Sun Life Mid Cap Growth Series S Class	04	2005	14.8988	14.9920	36,851
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	13.3169	14.8988	44,325
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	9.9047	13.3169	79,798
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	10.0000	9.9047	0

MFS/Sun Life Mid Cap Growth Series S Class	05	2007	14.9683	16.0488	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2006	14.9677	14.9683	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2005	14.8822	14.9677	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	13.3089	14.8822	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	9.9037	13.3089	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	10.0000	9.9037	0

MFS/Sun Life Mid Cap Growth Series S Class	06	2007	14.8722	15.9211	5,117
MFS/Sun Life Mid Cap Growth Series S Class	06	2006	14.8945	14.8722	5,326
MFS/Sun Life Mid Cap Growth Series S Class	06	2005	14.8321	14.8945	6,251
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	13.2845	14.8321	7,714
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	9.9008	13.2845	8,254
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	10.0000	9.9008	0

MFS/Sun Life Mid Cap Growth Series S Class	07	2007	13.6005	14.5523	11,102
MFS/Sun Life Mid Cap Growth Series S Class	07	2006	13.6278	13.6005	12,131
MFS/Sun Life Mid Cap Growth Series S Class	07	2005	13.5776	13.6278	14,491
MFS/Sun Life Mid Cap Growth Series S Class	07	2004	12.1671	13.5776	15,836
MFS/Sun Life Mid Cap Growth Series S Class	07	2003	10.0000	12.1671	13,678

MFS/Sun Life Mid Cap Growth Series S Class	08	2007	13.4994	14.4144	166
MFS/Sun Life Mid Cap Growth Series S Class	08	2006	13.5543	13.4994	337
MFS/Sun Life Mid Cap Growth Series S Class	08	2005	13.5320	13.5543	336
MFS/Sun Life Mid Cap Growth Series S Class	08	2004	12.1513	13.5320	351
MFS/Sun Life Mid Cap Growth Series S Class	08	2003	10.0000	12.1513	353

MFS/Sun Life Mid Cap Value Series S Class	01	2007	18.0015	17.9782	25,556
MFS/Sun Life Mid Cap Value Series S Class	01	2006	16.4956	18.0015	25,452
MFS/Sun Life Mid Cap Value Series S Class	01	2005	15.6236	16.4956	30,466
MFS/Sun Life Mid Cap Value Series S Class	01	2004	13.0548	15.6236	35,881
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.0682	13.0548	35,889
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.0000	10.0682	0

MFS/Sun Life Mid Cap Value Series S Class	02	2007	17.8485	17.7890	16,597
MFS/Sun Life Mid Cap Value Series S Class	02	2006	16.3887	17.8485	20,697
MFS/Sun Life Mid Cap Value Series S Class	02	2005	15.5538	16.3887	23,397
MFS/Sun Life Mid Cap Value Series S Class	02	2004	13.0232	15.5538	25,211
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.0642	13.0232	29,199
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.0000	10.0642	0

MFS/Sun Life Mid Cap Value Series S Class	03	2007	17.8103	17.7418	3,739
MFS/Sun Life Mid Cap Value Series S Class	03	2006	16.3620	17.8103	4,317
MFS/Sun Life Mid Cap Value Series S Class	03	2005	15.5364	16.3620	9,950
MFS/Sun Life Mid Cap Value Series S Class	03	2004	13.0152	15.5364	10,637
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.0632	13.0152	7,551
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.0000	10.0632	0

MFS/Sun Life Mid Cap Value Series S Class	04	2007	17.6963	17.6011	27,647
MFS/Sun Life Mid Cap Value Series S Class	04	2006	16.2821	17.6963	30,632
MFS/Sun Life Mid Cap Value Series S Class	04	2005	15.4842	16.2821	33,895
MFS/Sun Life Mid Cap Value Series S Class	04	2004	12.9914	15.4842	36,554
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.0602	12.9914	56,561
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.0000	10.0602	0

MFS/Sun Life Mid Cap Value Series S Class	05	2007	17.6587	17.5547	0
MFS/Sun Life Mid Cap Value Series S Class	05	2006	16.2557	17.6587	0
MFS/Sun Life Mid Cap Value Series S Class	05	2005	15.4669	16.2557	0
MFS/Sun Life Mid Cap Value Series S Class	05	2004	12.9836	15.4669	0
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.0592	12.9836	0
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.0000	10.0592	0

MFS/Sun Life Mid Cap Value Series S Class	06	2007	17.5454	17.4152	4,569
MFS/Sun Life Mid Cap Value Series S Class	06	2006	16.1762	17.5454	4,467
MFS/Sun Life Mid Cap Value Series S Class	06	2005	15.4149	16.1762	5,676
MFS/Sun Life Mid Cap Value Series S Class	06	2004	12.9598	15.4149	7,357
MFS/Sun Life Mid Cap Value Series S Class	06	2003	10.0562	12.9598	8,890
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.0000	10.0562	0

MFS/Sun Life Mid Cap Value Series S Class	07	2007	16.6230	16.4911	10,664
MFS/Sun Life Mid Cap Value Series S Class	07	2006	15.3335	16.6230	10,903
MFS/Sun Life Mid Cap Value Series S Class	07	2005	14.6193	15.3335	12,913
MFS/Sun Life Mid Cap Value Series S Class	07	2004	12.2972	14.6193	14,784
MFS/Sun Life Mid Cap Value Series S Class	07	2003	10.0000	12.2972	14,103

MFS/Sun Life Mid Cap Value Series S Class	08	2007	16.4995	16.3349	146
MFS/Sun Life Mid Cap Value Series S Class	08	2006	15.2508	16.4995	278
MFS/Sun Life Mid Cap Value Series S Class	08	2005	14.5702	15.2508	299
MFS/Sun Life Mid Cap Value Series S Class	08	2004	12.2812	14.5702	328
MFS/Sun Life Mid Cap Value Series S Class	08	2003	10.0000	12.2812	365

MFS/Sun Life Money Market Series S Class	01	2007	10.0592	10.3410	1,518,240
MFS/Sun Life Money Market Series S Class	01	2006	9.8077	10.0592	841,089
MFS/Sun Life Money Market Series S Class	01	2005	9.7370	9.8077	555,637
MFS/Sun Life Money Market Series S Class	01	2004	9.8493	9.7370	308,562
MFS/Sun Life Money Market Series S Class	01	2003	9.9818	9.8493	35,369
MFS/Sun Life Money Market Series S Class	01	2002	10.0000	9.9818	0

MFS/Sun Life Money Market Series S Class	02	2007	9.9737	10.2321	1,210,048
MFS/Sun Life Money Market Series S Class	02	2006	9.7441	9.9737	1,051,929
MFS/Sun Life Money Market Series S Class	02	2005	9.6935	9.7441	556,107
MFS/Sun Life Money Market Series S Class	02	2004	9.8253	9.6935	397,959
MFS/Sun Life Money Market Series S Class	02	2003	9.9779	9.8253	98,228
MFS/Sun Life Money Market Series S Class	02	2002	10.0000	9.9779	0

MFS/Sun Life Money Market Series S Class	03	2007	9.9524	10.2049	162,803
MFS/Sun Life Money Market Series S Class	03	2006	9.7282	9.9524	70,320
MFS/Sun Life Money Market Series S Class	03	2005	9.6826	9.7282	58,953
MFS/Sun Life Money Market Series S Class	03	2004	9.8193	9.6826	34,319
MFS/Sun Life Money Market Series S Class	03	2003	9.9769	9.8193	470
MFS/Sun Life Money Market Series S Class	03	2002	10.0000	9.9769	0

MFS/Sun Life Money Market Series S Class	04	2007	9.8886	10.1239	840,944
MFS/Sun Life Money Market Series S Class	04	2006	9.6807	9.8886	653,786
MFS/Sun Life Money Market Series S Class	04	2005	9.6501	9.6807	523,625
MFS/Sun Life Money Market Series S Class	04	2004	9.8014	9.6501	318,642
MFS/Sun Life Money Market Series S Class	04	2003	9.9739	9.8014	38,135
MFS/Sun Life Money Market Series S Class	04	2002	10.0000	9.9739	0

MFS/Sun Life Money Market Series S Class	05	2007	9.8676	10.0973	6,966
MFS/Sun Life Money Market Series S Class	05	2006	9.6650	9.8676	2,428
MFS/Sun Life Money Market Series S Class	05	2005	9.6393	9.6650	465
MFS/Sun Life Money Market Series S Class	05	2004	9.7954	9.6393	0
MFS/Sun Life Money Market Series S Class	05	2003	9.9729	9.7954	0
MFS/Sun Life Money Market Series S Class	05	2002	10.0000	9.9729	0

MFS/Sun Life Money Market Series S Class	06	2007	9.8043	10.0170	116,786
MFS/Sun Life Money Market Series S Class	06	2006	9.6177	9.8043	113,531
MFS/Sun Life Money Market Series S Class	06	2005	9.6068	9.6177	302,433
MFS/Sun Life Money Market Series S Class	06	2004	9.7775	9.6068	148,739
MFS/Sun Life Money Market Series S Class	06	2003	9.9700	9.7775	13,346
MFS/Sun Life Money Market Series S Class	06	2002	10.0000	9.9700	0

MFS/Sun Life Money Market Series S Class	07	2007	9.8813	10.0905	102,173
MFS/Sun Life Money Market Series S Class	07	2006	9.6982	9.8813	113,441
MFS/Sun Life Money Market Series S Class	07	2005	9.6922	9.6982	110,688
MFS/Sun Life Money Market Series S Class	07	2004	9.8694	9.6922	100,698
MFS/Sun Life Money Market Series S Class	07	2003	10.0000	9.8694	20,953

MFS/Sun Life Money Market Series S Class	08	2007	9.8079	9.9949	15,306
MFS/Sun Life Money Market Series S Class	08	2006	9.6458	9.8079	16,400
MFS/Sun Life Money Market Series S Class	08	2005	9.6596	9.6458	18,776
MFS/Sun Life Money Market Series S Class	08	2004	9.8565	9.6596	19,029
MFS/Sun Life Money Market Series S Class	08	2003	10.0000	9.8565	599

MFS/Sun Life New Discovery Series S Class	01	2007	15.4983	15.5803	514,618
MFS/Sun Life New Discovery Series S Class	01	2006	13.9648	15.4983	444,408
MFS/Sun Life New Discovery Series S Class	01	2005	13.5347	13.9648	265,109
MFS/Sun Life New Discovery Series S Class	01	2004	12.8426	13.5347	132,879
MFS/Sun Life New Discovery Series S Class	01	2003	9.6765	12.8426	2,633
MFS/Sun Life New Discovery Series S Class	01	2002	10.0000	9.6765	0

MFS/Sun Life New Discovery Series S Class	02	2007	15.3666	15.4163	566,711
MFS/Sun Life New Discovery Series S Class	02	2006	13.8742	15.3666	468,443
MFS/Sun Life New Discovery Series S Class	02	2005	13.4743	13.8742	240,382
MFS/Sun Life New Discovery Series S Class	02	2004	12.8115	13.4743	83,780
MFS/Sun Life New Discovery Series S Class	02	2003	9.6727	12.8115	11,456
MFS/Sun Life New Discovery Series S Class	02	2002	10.0000	9.6727	0

MFS/Sun Life New Discovery Series S Class	03	2007	15.3338	15.3754	40,758
MFS/Sun Life New Discovery Series S Class	03	2006	13.8516	15.3338	37,567
MFS/Sun Life New Discovery Series S Class	03	2005	13.4592	13.8516	33,909
MFS/Sun Life New Discovery Series S Class	03	2004	12.8036	13.4592	17,051
MFS/Sun Life New Discovery Series S Class	03	2003	9.6717	12.8036	4,823
MFS/Sun Life New Discovery Series S Class	03	2002	10.0000	9.6717	0

MFS/Sun Life New Discovery Series S Class	04	2007	15.2356	15.2535	306,025
MFS/Sun Life New Discovery Series S Class	04	2006	13.7840	15.2356	298,898
MFS/Sun Life New Discovery Series S Class	04	2005	13.4140	13.7840	238,829
MFS/Sun Life New Discovery Series S Class	04	2004	12.7803	13.4140	181,739
MFS/Sun Life New Discovery Series S Class	04	2003	9.6688	12.7803	16,945
MFS/Sun Life New Discovery Series S Class	04	2002	10.0000	9.6688	0

MFS/Sun Life New Discovery Series S Class	05	2007	15.2032	15.2133	4,232
MFS/Sun Life New Discovery Series S Class	05	2006	13.7617	15.2032	2,715
MFS/Sun Life New Discovery Series S Class	05	2005	13.3990	13.7617	1,552
MFS/Sun Life New Discovery Series S Class	05	2004	12.7725	13.3990	395
MFS/Sun Life New Discovery Series S Class	05	2003	9.6679	12.7725	0
MFS/Sun Life New Discovery Series S Class	05	2002	10.0000	9.6679	0

MFS/Sun Life New Discovery Series S Class	06	2007	15.1056	15.0922	31,865
MFS/Sun Life New Discovery Series S Class	06	2006	13.6943	15.1056	31,837
MFS/Sun Life New Discovery Series S Class	06	2005	13.3539	13.6943	33,502
MFS/Sun Life New Discovery Series S Class	06	2004	12.7491	13.3539	24,103
MFS/Sun Life New Discovery Series S Class	06	2003	9.6650	12.7491	2,738
MFS/Sun Life New Discovery Series S Class	06	2002	10.0000	9.6650	0

MFS/Sun Life New Discovery Series S Class	07	2007	14.5625	14.5422	38,300
MFS/Sun Life New Discovery Series S Class	07	2006	13.2087	14.5625	42,198
MFS/Sun Life New Discovery Series S Class	07	2005	12.8869	13.2087	39,224
MFS/Sun Life New Discovery Series S Class	07	2004	12.3096	12.8869	38,052
MFS/Sun Life New Discovery Series S Class	07	2003	10.0000	12.3096	0

MFS/Sun Life New Discovery Series S Class	08	2007	14.4543	14.4044	4,949
MFS/Sun Life New Discovery Series S Class	08	2006	13.1374	14.4543	4,849
MFS/Sun Life New Discovery Series S Class	08	2005	12.8436	13.1374	5,016
MFS/Sun Life New Discovery Series S Class	08	2004	12.2935	12.8436	4,491
MFS/Sun Life New Discovery Series S Class	08	2003	10.0000	12.2935	0

MFS/Sun Life Research International Series S Class	01	2007	22.2551	24.6766	450,164
MFS/Sun Life Research International Series S Class	01	2006	17.7903	22.2551	307,532
MFS/Sun Life Research International Series S Class	01	2005	15.5751	17.7903	155,794
MFS/Sun Life Research International Series S Class	01	2004	13.0994	15.5751	100,047
MFS/Sun Life Research International Series S Class	01	2003	9.9889	13.0994	19,339
MFS/Sun Life Research International Series S Class	01	2002	10.0000	9.9889	0

MFS/Sun Life Research International Series S Class	02	2007	22.0660	24.4169	459,307
MFS/Sun Life Research International Series S Class	02	2006	17.6750	22.0660	305,872
MFS/Sun Life Research International Series S Class	02	2005	15.5056	17.6750	154,306
MFS/Sun Life Research International Series S Class	02	2004	13.0676	15.5056	79,844
MFS/Sun Life Research International Series S Class	02	2003	9.9849	13.0676	17,080
MFS/Sun Life Research International Series S Class	02	2002	10.0000	9.9849	0

MFS/Sun Life Research International Series S Class	03	2007	22.0189	24.3521	29,931
MFS/Sun Life Research International Series S Class	03	2006	17.6462	22.0189	48,264
MFS/Sun Life Research International Series S Class	03	2005	15.4882	17.6462	43,321
MFS/Sun Life Research International Series S Class	03	2004	13.0596	15.4882	32,263
MFS/Sun Life Research International Series S Class	03	2003	9.9839	13.0596	8,933
MFS/Sun Life Research International Series S Class	03	2002	10.0000	9.9839	0

MFS/Sun Life Research International Series S Class	04	2007	21.8779	24.1590	280,914
MFS/Sun Life Research International Series S Class	04	2006	17.5601	21.8779	322,551
MFS/Sun Life Research International Series S Class	04	2005	15.4362	17.5601	238,933
MFS/Sun Life Research International Series S Class	04	2004	13.0357	15.4362	199,718
MFS/Sun Life Research International Series S Class	04	2003	9.9810	13.0357	103,108
MFS/Sun Life Research International Series S Class	04	2002	10.0000	9.9810	0

MFS/Sun Life Research International Series S Class	05	2007	21.8315	24.0954	1,441
MFS/Sun Life Research International Series S Class	05	2006	17.5316	21.8315	1,848
MFS/Sun Life Research International Series S Class	05	2005	15.4190	17.5316	1,190
MFS/Sun Life Research International Series S Class	05	2004	13.0278	15.4190	486
MFS/Sun Life Research International Series S Class	05	2003	9.9800	13.0278	0
MFS/Sun Life Research International Series S Class	05	2002	10.0000	9.9800	0

MFS/Sun Life Research International Series S Class	06	2007	21.6914	23.9038	19,580
MFS/Sun Life Research International Series S Class	06	2006	17.4459	21.6914	26,116
MFS/Sun Life Research International Series S Class	06	2005	15.3671	17.4459	16,263
MFS/Sun Life Research International Series S Class	06	2004	13.0040	15.3671	11,964
MFS/Sun Life Research International Series S Class	06	2003	9.9770	13.0040	3,965
MFS/Sun Life Research International Series S Class	06	2002	10.0000	9.9770	0

MFS/Sun Life Research International Series S Class	07	2007	20.9661	23.0927	39,025
MFS/Sun Life Research International Series S Class	07	2006	16.8711	20.9661	53,259
MFS/Sun Life Research International Series S Class	07	2005	14.8684	16.8711	54,904
MFS/Sun Life Research International Series S Class	07	2004	12.5884	14.8684	64,870
MFS/Sun Life Research International Series S Class	07	2003	10.0000	12.5884	59,872

MFS/Sun Life Research International Series S Class	08	2007	20.8104	22.8740	3,286
MFS/Sun Life Research International Series S Class	08	2006	16.7801	20.8104	3,625
MFS/Sun Life Research International Series S Class	08	2005	14.8185	16.7801	2,513
MFS/Sun Life Research International Series S Class	08	2004	12.5720	14.8185	3,117
MFS/Sun Life Research International Series S Class	08	2003	10.0000	12.5720	2,172

MFS/Sun Life Research Series S Class	01	2007	15.4435	17.1481	16,852
MFS/Sun Life Research Series S Class	01	2006	14.2403	15.4435	14,873
MFS/Sun Life Research Series S Class	01	2005	13.4490	14.2403	7,813
MFS/Sun Life Research Series S Class	01	2004	11.8421	13.4490	5,069
MFS/Sun Life Research Series S Class	01	2003	9.6364	11.8421	3,717
MFS/Sun Life Research Series S Class	01	2002	10.0000	9.6364	0

MFS/Sun Life Research Series S Class	02	2007	15.3123	16.9676	14,831
MFS/Sun Life Research Series S Class	02	2006	14.1480	15.3123	16,656
MFS/Sun Life Research Series S Class	02	2005	13.3890	14.1480	10,801
MFS/Sun Life Research Series S Class	02	2004	11.8133	13.3890	6,628
MFS/Sun Life Research Series S Class	02	2003	9.6326	11.8133	5,815
MFS/Sun Life Research Series S Class	02	2002	10.0000	9.6326	0

MFS/Sun Life Research Series S Class	03	2007	15.2795	16.9226	0
MFS/Sun Life Research Series S Class	03	2006	14.1249	15.2795	0
MFS/Sun Life Research Series S Class	03	2005	13.3740	14.1249	0
MFS/Sun Life Research Series S Class	03	2004	11.8061	13.3740	0
MFS/Sun Life Research Series S Class	03	2003	9.6316	11.8061	0
MFS/Sun Life Research Series S Class	03	2002	10.0000	9.6316	0

MFS/Sun Life Research Series S Class	04	2007	15.1817	16.7883	16,249
MFS/Sun Life Research Series S Class	04	2006	14.0559	15.1817	15,687
MFS/Sun Life Research Series S Class	04	2005	13.3291	14.0559	9,175
MFS/Sun Life Research Series S Class	04	2004	11.7845	13.3291	9,849
MFS/Sun Life Research Series S Class	04	2003	9.6288	11.7845	1,700
MFS/Sun Life Research Series S Class	04	2002	10.0000	9.6288	0

MFS/Sun Life Research Series S Class	05	2007	15.1494	16.7441	0
MFS/Sun Life Research Series S Class	05	2006	14.0332	15.1494	0
MFS/Sun Life Research Series S Class	05	2005	13.3142	14.0332	0
MFS/Sun Life Research Series S Class	05	2004	11.7774	13.3142	0
MFS/Sun Life Research Series S Class	05	2003	9.6278	11.7774	0
MFS/Sun Life Research Series S Class	05	2002	10.0000	9.6278	0

MFS/Sun Life Research Series S Class	06	2007	15.0522	16.6110	0
MFS/Sun Life Research Series S Class	06	2006	13.9645	15.0522	0
MFS/Sun Life Research Series S Class	06	2005	13.2693	13.9645	0
MFS/Sun Life Research Series S Class	06	2004	11.7558	13.2693	0
MFS/Sun Life Research Series S Class	06	2003	9.6249	11.7558	0
MFS/Sun Life Research Series S Class	06	2002	10.0000	9.6249	0

MFS/Sun Life Research Series S Class	07	2007	14.7067	16.2214	0
MFS/Sun Life Research Series S Class	07	2006	13.6510	14.7067	0
MFS/Sun Life Research Series S Class	07	2005	12.9781	13.6510	0
MFS/Sun Life Research Series S Class	07	2004	11.5036	12.9781	0
MFS/Sun Life Research Series S Class	07	2003	10.0000	11.5036	0

MFS/Sun Life Research Series S Class	08	2007	14.5975	16.0678	0
MFS/Sun Life Research Series S Class	08	2006	13.5773	14.5975	0
MFS/Sun Life Research Series S Class	08	2005	12.9345	13.5773	0
MFS/Sun Life Research Series S Class	08	2004	11.4886	12.9345	0
MFS/Sun Life Research Series S Class	08	2003	10.0000	11.4886	0

MFS/Sun Life Strategic Income Series S Class	01	2007	12.7675	12.9554	6,295
MFS/Sun Life Strategic Income Series S Class	01	2006	12.2007	12.7675	6,290
MFS/Sun Life Strategic Income Series S Class	01	2005	12.2147	12.2007	7,757
MFS/Sun Life Strategic Income Series S Class	01	2004	11.5242	12.2147	10,554
MFS/Sun Life Strategic Income Series S Class	01	2003	10.4230	11.5242	3,493
MFS/Sun Life Strategic Income Series S Class	01	2002	10.0000	10.4230	0

MFS/Sun Life Strategic Income Series S Class	02	2007	12.6590	12.8190	16,780
MFS/Sun Life Strategic Income Series S Class	02	2006	12.1216	12.6590	17,107
MFS/Sun Life Strategic Income Series S Class	02	2005	12.1601	12.1216	16,667
MFS/Sun Life Strategic Income Series S Class	02	2004	11.4962	12.1601	19,755
MFS/Sun Life Strategic Income Series S Class	02	2003	10.4188	11.4962	21,797
MFS/Sun Life Strategic Income Series S Class	02	2002	10.0000	10.4188	0

MFS/Sun Life Strategic Income Series S Class	03	2007	12.6319	12.7850	0
MFS/Sun Life Strategic Income Series S Class	03	2006	12.1018	12.6319	0
MFS/Sun Life Strategic Income Series S Class	03	2005	12.1465	12.1018	0
MFS/Sun Life Strategic Income Series S Class	03	2004	11.4892	12.1465	0
MFS/Sun Life Strategic Income Series S Class	03	2003	10.4178	11.4892	0
MFS/Sun Life Strategic Income Series S Class	03	2002	10.0000	10.4178	0

MFS/Sun Life Strategic Income Series S Class	04	2007	12.5510	12.6836	7,231
MFS/Sun Life Strategic Income Series S Class	04	2006	12.0427	12.5510	9,392
MFS/Sun Life Strategic Income Series S Class	04	2005	12.1057	12.0427	9,885
MFS/Sun Life Strategic Income Series S Class	04	2004	11.4682	12.1057	10,850
MFS/Sun Life Strategic Income Series S Class	04	2003	10.4147	11.4682	13,375
MFS/Sun Life Strategic Income Series S Class	04	2002	10.0000	10.4147	0

MFS/Sun Life Strategic Income Series S Class	05	2007	12.5244	12.6502	0
MFS/Sun Life Strategic Income Series S Class	05	2006	12.0232	12.5244	0
MFS/Sun Life Strategic Income Series S Class	05	2005	12.0922	12.0232	0
MFS/Sun Life Strategic Income Series S Class	05	2004	11.4612	12.0922	0
MFS/Sun Life Strategic Income Series S Class	05	2003	10.4137	11.4612	0
MFS/Sun Life Strategic Income Series S Class	05	2002	10.0000	10.4137	0

MFS/Sun Life Strategic Income Series S Class	06	2007	12.4440	12.5495	0
MFS/Sun Life Strategic Income Series S Class	06	2006	11.9643	12.4440	0
MFS/Sun Life Strategic Income Series S Class	06	2005	12.0514	11.9643	0
MFS/Sun Life Strategic Income Series S Class	06	2004	11.4402	12.0514	0
MFS/Sun Life Strategic Income Series S Class	06	2003	10.4106	11.4402	0
MFS/Sun Life Strategic Income Series S Class	06	2002	10.0000	10.4106	0

MFS/Sun Life Strategic Income Series S Class	07	2007	11.2999	11.3899	0
MFS/Sun Life Strategic Income Series S Class	07	2006	10.8699	11.2999	0
MFS/Sun Life Strategic Income Series S Class	07	2005	10.9546	10.8699	0
MFS/Sun Life Strategic Income Series S Class	07	2004	10.4044	10.9546	0
MFS/Sun Life Strategic Income Series S Class	07	2003	10.0000	10.4044	0

MFS/Sun Life Strategic Income Series S Class	08	2007	11.2159	11.2820	0
MFS/Sun Life Strategic Income Series S Class	08	2006	10.8112	11.2159	0
MFS/Sun Life Strategic Income Series S Class	08	2005	10.9178	10.8112	0
MFS/Sun Life Strategic Income Series S Class	08	2004	10.3907	10.9178	0
MFS/Sun Life Strategic Income Series S Class	08	2003	10.0000	10.3907	0

MFS/Sun Life Strategic Value Series S Class	01	2007	16.1127	15.4220	2,911
MFS/Sun Life Strategic Value Series S Class	01	2006	14.3872	16.1127	2,947
MFS/Sun Life Strategic Value Series S Class	01	2005	14.7415	14.3872	2,343
MFS/Sun Life Strategic Value Series S Class	01	2004	12.7343	14.7415	2,203
MFS/Sun Life Strategic Value Series S Class	01	2003	10.1991	12.7343	2,027
MFS/Sun Life Strategic Value Series S Class	01	2002	10.0000	10.1991	0

MFS/Sun Life Strategic Value Series S Class	02	2007	15.9758	15.2596	3,280
MFS/Sun Life Strategic Value Series S Class	02	2006	14.2940	15.9758	3,203
MFS/Sun Life Strategic Value Series S Class	02	2005	14.6758	14.2940	9,072
MFS/Sun Life Strategic Value Series S Class	02	2004	12.7034	14.6758	10,836
MFS/Sun Life Strategic Value Series S Class	02	2003	10.1950	12.7034	10,377
MFS/Sun Life Strategic Value Series S Class	02	2002	10.0000	10.1950	0

MFS/Sun Life Strategic Value Series S Class	03	2007	15.9416	15.2192	0
MFS/Sun Life Strategic Value Series S Class	03	2006	14.2707	15.9416	0
MFS/Sun Life Strategic Value Series S Class	03	2005	14.6593	14.2707	0
MFS/Sun Life Strategic Value Series S Class	03	2004	12.6956	14.6593	0
MFS/Sun Life Strategic Value Series S Class	03	2003	10.1940	12.6956	0
MFS/Sun Life Strategic Value Series S Class	03	2002	10.0000	10.1940	0

MFS/Sun Life Strategic Value Series S Class	04	2007	15.8395	15.0985	6,231
MFS/Sun Life Strategic Value Series S Class	04	2006	14.2010	15.8395	5,524
MFS/Sun Life Strategic Value Series S Class	04	2005	14.6100	14.2010	15,774
MFS/Sun Life Strategic Value Series S Class	04	2004	12.6724	14.6100	14,449
MFS/Sun Life Strategic Value Series S Class	04	2003	10.1910	12.6724	13,504
MFS/Sun Life Strategic Value Series S Class	04	2002	10.0000	10.1910	0

MFS/Sun Life Strategic Value Series S Class	05	2007	15.8059	15.0587	0
MFS/Sun Life Strategic Value Series S Class	05	2006	14.1780	15.8059	0
MFS/Sun Life Strategic Value Series S Class	05	2005	14.5938	14.1780	0
MFS/Sun Life Strategic Value Series S Class	05	2004	12.6647	14.5938	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.1900	12.6647	0
MFS/Sun Life Strategic Value Series S Class	05	2002	10.0000	10.1900	0

MFS/Sun Life Strategic Value Series S Class	06	2007	15.7044	14.9389	0
MFS/Sun Life Strategic Value Series S Class	06	2006	14.1086	15.7044	0
MFS/Sun Life Strategic Value Series S Class	06	2005	14.5446	14.1086	0
MFS/Sun Life Strategic Value Series S Class	06	2004	12.6415	14.5446	0
MFS/Sun Life Strategic Value Series S Class	06	2003	10.1869	12.6415	0
MFS/Sun Life Strategic Value Series S Class	06	2002	10.0000	10.1869	0

MFS/Sun Life Strategic Value Series S Class	07	2007	14.5388	13.8230	1,061
MFS/Sun Life Strategic Value Series S Class	07	2006	13.0680	14.5388	996
MFS/Sun Life Strategic Value Series S Class	07	2005	13.4788	13.0680	0
MFS/Sun Life Strategic Value Series S Class	07	2004	11.7211	13.4788	0
MFS/Sun Life Strategic Value Series S Class	07	2003	10.0000	11.7211	0

MFS/Sun Life Strategic Value Series S Class	08	2007	14.4308	13.6920	0
MFS/Sun Life Strategic Value Series S Class	08	2006	12.9975	14.4308	0
MFS/Sun Life Strategic Value Series S Class	08	2005	13.4335	12.9975	0
MFS/Sun Life Strategic Value Series S Class	08	2004	11.7058	13.4335	0
MFS/Sun Life Strategic Value Series S Class	08	2003	10.0000	11.7058	0

MFS/Sun Life Total Return Series S Class	01	2007	14.1724	14.4978	5,165,051
MFS/Sun Life Total Return Series S Class	01	2006	12.8827	14.1724	3,628,756
MFS/Sun Life Total Return Series S Class	01	2005	12.7464	12.8827	2,904,025
MFS/Sun Life Total Return Series S Class	01	2004	11.6672	12.7464	1,181,186
MFS/Sun Life Total Return Series S Class	01	2003	10.1589	11.6672	195,423
MFS/Sun Life Total Return Series S Class	01	2002	10.0000	10.1589	1,014

MFS/Sun Life Total Return Series S Class	02	2007	14.0520	14.3452	2,861,747
MFS/Sun Life Total Return Series S Class	02	2006	12.7992	14.0520	2,413,585
MFS/Sun Life Total Return Series S Class	02	2005	12.6895	12.7992	1,842,582
MFS/Sun Life Total Return Series S Class	02	2004	11.6389	12.6895	999,969
MFS/Sun Life Total Return Series S Class	02	2003	10.1549	11.6389	193,760
MFS/Sun Life Total Return Series S Class	02	2002	10.0000	10.1549	0

MFS/Sun Life Total Return Series S Class	03	2007	14.0219	14.3071	919,024
MFS/Sun Life Total Return Series S Class	03	2006	12.7783	14.0219	677,584
MFS/Sun Life Total Return Series S Class	03	2005	12.6753	12.7783	488,960
MFS/Sun Life Total Return Series S Class	03	2004	11.6318	12.6753	189,440
MFS/Sun Life Total Return Series S Class	03	2003	10.1539	11.6318	43,331
MFS/Sun Life Total Return Series S Class	03	2002	10.0000	10.1539	0

MFS/Sun Life Total Return Series S Class	04	2007	13.9322	14.1936	2,048,795
MFS/Sun Life Total Return Series S Class	04	2006	12.7159	13.9322	2,060,436
MFS/Sun Life Total Return Series S Class	04	2005	12.6327	12.7159	1,939,367
MFS/Sun Life Total Return Series S Class	04	2004	11.6105	12.6327	1,638,197
MFS/Sun Life Total Return Series S Class	04	2003	10.1509	11.6105	443,691
MFS/Sun Life Total Return Series S Class	04	2002	10.0000	10.1509	0

MFS/Sun Life Total Return Series S Class	05	2007	13.9026	14.1563	70,227
MFS/Sun Life Total Return Series S Class	05	2006	12.6953	13.9026	59,104
MFS/Sun Life Total Return Series S Class	05	2005	12.6186	12.6953	38,689
MFS/Sun Life Total Return Series S Class	05	2004	11.6035	12.6186	0
MFS/Sun Life Total Return Series S Class	05	2003	10.1499	11.6035	0
MFS/Sun Life Total Return Series S Class	05	2002	10.0000	10.1499	0

MFS/Sun Life Total Return Series S Class	06	2007	13.8133	14.0437	244,500
MFS/Sun Life Total Return Series S Class	06	2006	12.6332	13.8133	261,391
MFS/Sun Life Total Return Series S Class	06	2005	12.5761	12.6332	232,350
MFS/Sun Life Total Return Series S Class	06	2004	11.5822	12.5761	325,272
MFS/Sun Life Total Return Series S Class	06	2003	10.1469	11.5822	20,365
MFS/Sun Life Total Return Series S Class	06	2002	10.0000	10.1469	0

MFS/Sun Life Total Return Series S Class	07	2007	13.0790	13.2903	434,650
MFS/Sun Life Total Return Series S Class	07	2006	11.9677	13.0790	471,186
MFS/Sun Life Total Return Series S Class	07	2005	11.9197	11.9677	663,209
MFS/Sun Life Total Return Series S Class	07	2004	10.9833	11.9197	823,450
MFS/Sun Life Total Return Series S Class	07	2003	10.0000	10.9833	247,988

MFS/Sun Life Total Return Series S Class	08	2007	12.9818	13.1644	2,967
MFS/Sun Life Total Return Series S Class	08	2006	11.9031	12.9818	9,066
MFS/Sun Life Total Return Series S Class	08	2005	11.8797	11.9031	9,882
MFS/Sun Life Total Return Series S Class	08	2004	10.9689	11.8797	58,126
MFS/Sun Life Total Return Series S Class	08	2003	10.0000	10.9689	0

MFS/Sun Life Utilities Series S Class	01	2007	27.8488	35.1151	251,852
MFS/Sun Life Utilities Series S Class	01	2006	21.4676	27.8488	150,354
MFS/Sun Life Utilities Series S Class	01	2005	18.6690	21.4676	99,931
MFS/Sun Life Utilities Series S Class	01	2004	14.6080	18.6690	8,850
MFS/Sun Life Utilities Series S Class	01	2003	10.9244	14.6080	2,305
MFS/Sun Life Utilities Series S Class	01	2002	10.0000	10.9244	0

MFS/Sun Life Utilities Series S Class	02	2007	27.6123	34.7457	106,799
MFS/Sun Life Utilities Series S Class	02	2006	21.3285	27.6123	57,017
MFS/Sun Life Utilities Series S Class	02	2005	18.5858	21.3285	27,343
MFS/Sun Life Utilities Series S Class	02	2004	14.5726	18.5858	16,186
MFS/Sun Life Utilities Series S Class	02	2003	10.9201	14.5726	10,355
MFS/Sun Life Utilities Series S Class	02	2002	10.0000	10.9201	0

MFS/Sun Life Utilities Series S Class	03	2007	27.5533	34.6536	1,308
MFS/Sun Life Utilities Series S Class	03	2006	21.2937	27.5533	1,327
MFS/Sun Life Utilities Series S Class	03	2005	18.5650	21.2937	559
MFS/Sun Life Utilities Series S Class	03	2004	14.5637	18.5650	0
MFS/Sun Life Utilities Series S Class	03	2003	10.9190	14.5637	0
MFS/Sun Life Utilities Series S Class	03	2002	10.0000	10.9190	0

MFS/Sun Life Utilities Series S Class	04	2007	27.3769	34.3789	171,058
MFS/Sun Life Utilities Series S Class	04	2006	21.1898	27.3769	140,809
MFS/Sun Life Utilities Series S Class	04	2005	18.5026	21.1898	110,171
MFS/Sun Life Utilities Series S Class	04	2004	14.5371	18.5026	81,925
MFS/Sun Life Utilities Series S Class	04	2003	10.9157	14.5371	7,343
MFS/Sun Life Utilities Series S Class	04	2002	10.0000	10.9157	0

MFS/Sun Life Utilities Series S Class	05	2007	27.3188	34.2884	0
MFS/Sun Life Utilities Series S Class	05	2006	21.1555	27.3188	0
MFS/Sun Life Utilities Series S Class	05	2005	18.4820	21.1555	0
MFS/Sun Life Utilities Series S Class	05	2004	14.5283	18.4820	0
MFS/Sun Life Utilities Series S Class	05	2003	10.9147	14.5283	0
MFS/Sun Life Utilities Series S Class	05	2002	10.0000	10.9147	0

MFS/Sun Life Utilities Series S Class	06	2007	27.1436	34.0159	16,399
MFS/Sun Life Utilities Series S Class	06	2006	21.0520	27.1436	9,641
MFS/Sun Life Utilities Series S Class	06	2005	18.4198	21.0520	3,582
MFS/Sun Life Utilities Series S Class	06	2004	14.5017	18.4198	0
MFS/Sun Life Utilities Series S Class	06	2003	10.9114	14.5017	1,852
MFS/Sun Life Utilities Series S Class	06	2002	10.0000	10.9114	0

MFS/Sun Life Utilities Series S Class	07	2007	22.3757	28.0265	2,378
MFS/Sun Life Utilities Series S Class	07	2006	17.3630	22.3757	2,809
MFS/Sun Life Utilities Series S Class	07	2005	15.1998	17.3630	0
MFS/Sun Life Utilities Series S Class	07	2004	11.9727	15.1998	0
MFS/Sun Life Utilities Series S Class	07	2003	10.0000	11.9727	0

MFS/Sun Life Utilities Series S Class	08	2007	22.2096	27.7612	0
MFS/Sun Life Utilities Series S Class	08	2006	17.2694	22.2096	0
MFS/Sun Life Utilities Series S Class	08	2005	15.1487	17.2694	0
MFS/Sun Life Utilities Series S Class	08	2004	11.9571	15.1487	0
MFS/Sun Life Utilities Series S Class	08	2003	10.0000	11.9571	0

MFS/Sun Life Value Series S Class	01	2007	16.9890	17.9799	167,136
MFS/Sun Life Value Series S Class	01	2006	14.3229	16.9890	88,397
MFS/Sun Life Value Series S Class	01	2005	13.7009	14.3229	87,005
MFS/Sun Life Value Series S Class	01	2004	12.1013	13.7009	61,526
MFS/Sun Life Value Series S Class	01	2003	9.8415	12.1013	13,419
MFS/Sun Life Value Series S Class	01	2002	10.0000	9.8415	0

MFS/Sun Life Value Series S Class	02	2007	16.8447	17.7907	143,127
MFS/Sun Life Value Series S Class	02	2006	14.2300	16.8447	104,822
MFS/Sun Life Value Series S Class	02	2005	13.6398	14.2300	115,400
MFS/Sun Life Value Series S Class	02	2004	12.0719	13.6398	121,286
MFS/Sun Life Value Series S Class	02	2003	9.8376	12.0719	31,271
MFS/Sun Life Value Series S Class	02	2002	10.0000	9.8376	0

MFS/Sun Life Value Series S Class	03	2007	16.8086	17.7435	11,254
MFS/Sun Life Value Series S Class	03	2006	14.2068	16.8086	29,994
MFS/Sun Life Value Series S Class	03	2005	13.6245	14.2068	31,044
MFS/Sun Life Value Series S Class	03	2004	12.0645	13.6245	26,503
MFS/Sun Life Value Series S Class	03	2003	9.8366	12.0645	6,518
MFS/Sun Life Value Series S Class	03	2002	10.0000	9.8366	0

MFS/Sun Life Value Series S Class	04	2007	16.7010	17.6027	121,337
MFS/Sun Life Value Series S Class	04	2006	14.1375	16.7010	124,472
MFS/Sun Life Value Series S Class	04	2005	13.5787	14.1375	128,308
MFS/Sun Life Value Series S Class	04	2004	12.0425	13.5787	121,860
MFS/Sun Life Value Series S Class	04	2003	9.8337	12.0425	120,287
MFS/Sun Life Value Series S Class	04	2002	10.0000	9.8337	0

MFS/Sun Life Value Series S Class	05	2007	16.6655	17.5564	0
MFS/Sun Life Value Series S Class	05	2006	14.1146	16.6655	0
MFS/Sun Life Value Series S Class	05	2005	13.5635	14.1146	0
MFS/Sun Life Value Series S Class	05	2004	12.0352	13.5635	0
MFS/Sun Life Value Series S Class	05	2003	9.8327	12.0352	0
MFS/Sun Life Value Series S Class	05	2002	10.0000	9.8327	0

MFS/Sun Life Value Series S Class	06	2007	16.5586	17.4168	19,470
MFS/Sun Life Value Series S Class	06	2006	14.0455	16.5586	15,438
MFS/Sun Life Value Series S Class	06	2005	13.5179	14.0455	9,700
MFS/Sun Life Value Series S Class	06	2004	12.0131	13.5179	9,753
MFS/Sun Life Value Series S Class	06	2003	9.8298	12.0131	4,104
MFS/Sun Life Value Series S Class	06	2002	10.0000	9.8298	0

MFS/Sun Life Value Series S Class	07	2007	16.3827	17.2229	36,427
MFS/Sun Life Value Series S Class	07	2006	13.9034	16.3827	47,596
MFS/Sun Life Value Series S Class	07	2005	13.3879	13.9034	52,981
MFS/Sun Life Value Series S Class	07	2004	11.9037	13.3879	54,470
MFS/Sun Life Value Series S Class	07	2003	10.0000	11.9037	63,094

MFS/Sun Life Value Series S Class	08	2007	16.2610	17.0598	1,581
MFS/Sun Life Value Series S Class	08	2006	13.8284	16.2610	1,680
MFS/Sun Life Value Series S Class	08	2005	13.3429	13.8284	1,978
MFS/Sun Life Value Series S Class	08	2004	11.8882	13.3429	2,119
MFS/Sun Life Value Series S Class	08	2003	10.0000	11.8882	2,306

MFS/Sun Life - Blended Research Core Equity Series S Class	01	2007	14.9001	15.4788	1,132,556
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2006	13.4085	14.9001	1,046,821
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2005	12.6977	13.4085	609,362
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2004	11.5607	12.6977	43,624
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2003	9.6043	11.5607	12,292
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2002	10.0000	9.6043	0

MFS/Sun Life - Blended Research Core Equity Series S Class	02	2007	14.7735	15.3158	1,303,208
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2006	13.3216	14.7735	1,140,712
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2005	12.6410	13.3216	596,483
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2004	11.5326	12.6410	32,646
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2003	9.6005	11.5326	16,483
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2002	10.0000	9.6005	0

MFS/Sun Life - Blended Research Core Equity Series S Class	03	2007	14.7418	15.2752	85,431
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2006	13.2999	14.7418	82,100
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2005	12.6268	13.2999	70,514
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2004	11.5256	12.6268	4,702
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2003	9.5995	11.5256	5,044
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2002	10.0000	9.5995	0

MFS/Sun Life - Blended Research Core Equity Series S Class	04	2007	14.6475	15.1540	690,531
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2006	13.2349	14.6475	687,254
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2005	12.5844	13.2349	516,741
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2004	11.5045	12.5844	53,553
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2003	9.5966	11.5045	23,637
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2002	10.0000	9.5966	0

MFS/Sun Life - Blended Research Core Equity Series S Class	05	2007	14.6164	15.1141	9,511
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2006	13.2135	14.6164	6,373
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2005	12.5704	13.2135	3,481
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2004	11.4975	12.5704	0
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2003	9.5957	11.4975	0
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2002	10.0000	9.5957	0

MFS/Sun Life - Blended Research Core Equity Series S Class	06	2007	14.5225	14.9939	72,880
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2006	13.1488	14.5225	76,588
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2005	12.5280	13.1488	81,548
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2004	11.4765	12.5280	0
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2003	9.5928	11.4765	0
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2002	10.0000	9.5928	0

MFS/Sun Life - Blended Research Core Equity Series S Class	07	2007	14.3493	14.8074	85,329
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2006	12.9986	14.3493	99,750
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2005	12.3912	12.9986	89,931
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2004	11.3569	12.3912	0
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2003	10.0000	11.3569	0

MFS/Sun Life - Blended Research Core Equity Series S Class	08	2007	14.2427	14.6672	10,987
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2006	12.9285	14.2427	11,377
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2005	12.3496	12.9285	11,462
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2004	11.3421	12.3496	0
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2003	10.0000	11.3421	0

Mutual Shares Securities Fund	01	2007	17.2983	17.5943	539,111
Mutual Shares Securities Fund	01	2006	14.8644	17.2983	132,946
Mutual Shares Securities Fund	01	2005	13.6771	14.8644	56,014
Mutual Shares Securities Fund	01	2004	12.3537	13.6771	31,400
Mutual Shares Securities Fund	01	2003	10.0419	12.3537	9,127
Mutual Shares Securities Fund	01	2002	10.0000	10.0419	0

Mutual Shares Securities Fund	02	2007	17.1513	17.4091	411,665
Mutual Shares Securities Fund	02	2006	14.7681	17.1513	211,769
Mutual Shares Securities Fund	02	2005	13.6161	14.7681	76,742
Mutual Shares Securities Fund	02	2004	12.3237	13.6161	42,276
Mutual Shares Securities Fund	02	2003	10.0379	12.3237	11,092
Mutual Shares Securities Fund	02	2002	10.0000	10.0379	0

Mutual Shares Securities Fund	03	2007	17.1146	17.3630	7,221
Mutual Shares Securities Fund	03	2006	14.7440	17.1146	7,377
Mutual Shares Securities Fund	03	2005	13.6008	14.7440	2,552
Mutual Shares Securities Fund	03	2004	12.3162	13.6008	2,691
Mutual Shares Securities Fund	03	2003	10.0369	12.3162	0
Mutual Shares Securities Fund	03	2002	10.0000	10.0369	0

Mutual Shares Securities Fund	04	2007	17.0051	17.2252	156,256
Mutual Shares Securities Fund	04	2006	14.6720	17.0051	124,667
Mutual Shares Securities Fund	04	2005	13.5551	14.6720	88,049
Mutual Shares Securities Fund	04	2004	12.2937	13.5551	21,461
Mutual Shares Securities Fund	04	2003	10.0339	12.2937	24,871
Mutual Shares Securities Fund	04	2002	10.0000	10.0339	0

Mutual Shares Securities Fund	05	2007	16.9690	17.1799	1,548
Mutual Shares Securities Fund	05	2006	14.6482	16.9690	1,504
Mutual Shares Securities Fund	05	2005	13.5400	14.6482	0
Mutual Shares Securities Fund	05	2004	12.2862	13.5400	0
Mutual Shares Securities Fund	05	2003	10.0329	12.2862	0
Mutual Shares Securities Fund	05	2002	10.0000	10.0329	0

Mutual Shares Securities Fund	06	2007	16.8600	17.0432	24,686
Mutual Shares Securities Fund	06	2006	14.5765	16.8600	24,734
Mutual Shares Securities Fund	06	2005	13.4944	14.5765	17,849
Mutual Shares Securities Fund	06	2004	12.2637	13.4944	7,920
Mutual Shares Securities Fund	06	2003	10.0299	12.2637	1,541
Mutual Shares Securities Fund	06	2002	10.0000	10.0299	0

Mutual Shares Securities Fund	07	2007	16.0649	16.2311	911
Mutual Shares Securities Fund	07	2006	13.8961	16.0649	905
Mutual Shares Securities Fund	07	2005	12.8711	13.8961	0
Mutual Shares Securities Fund	07	2004	11.7032	12.8711	0
Mutual Shares Securities Fund	07	2003	10.0000	11.7032	0

Mutual Shares Securities Fund	08	2007	15.9456	16.0773	0
Mutual Shares Securities Fund	08	2006	13.8212	15.9456	0
Mutual Shares Securities Fund	08	2005	12.8278	13.8212	0
Mutual Shares Securities Fund	08	2004	11.6879	12.8278	0
Mutual Shares Securities Fund	08	2003	10.0000	11.6879	0

Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.2794	20,203

Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2621	4,845

Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2578	1,320

Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2448	987

Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2405	0

Oppenheimer Balanced/VA Svc	06	2007	10.0000	10.2276	0

Oppenheimer Balanced/VA Svc	07	2007	10.0000	10.2233	0

Oppenheimer Balanced/VA Svc	08	2007	10.0000	10.2060	0

Oppenheimer Capital Appreciation Fund/VA	01	2007	14.3557	16.0659	117,674
Oppenheimer Capital Appreciation Fund/VA	01	2006	13.5615	14.3557	99,220
Oppenheimer Capital Appreciation Fund/VA	01	2005	13.1556	13.5615	80,208
Oppenheimer Capital Appreciation Fund/VA	01	2004	12.5532	13.1556	73,786
Oppenheimer Capital Appreciation Fund/VA	01	2003	9.7714	12.5532	47,146
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.0000	9.7714	0

Oppenheimer Capital Appreciation Fund/VA	02	2007	14.2337	15.8968	175,769
Oppenheimer Capital Appreciation Fund/VA	02	2006	13.4736	14.2337	177,229
Oppenheimer Capital Appreciation Fund/VA	02	2005	13.0969	13.4736	109,190
Oppenheimer Capital Appreciation Fund/VA	02	2004	12.5228	13.0969	80,515
Oppenheimer Capital Appreciation Fund/VA	02	2003	9.7675	12.5228	70,166
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.0000	9.7675	0

Oppenheimer Capital Appreciation Fund/VA	03	2007	14.2032	15.8546	11,518
Oppenheimer Capital Appreciation Fund/VA	03	2006	13.4516	14.2032	18,024
Oppenheimer Capital Appreciation Fund/VA	03	2005	13.0822	13.4516	11,640
Oppenheimer Capital Appreciation Fund/VA	03	2004	12.5151	13.0822	11,497
Oppenheimer Capital Appreciation Fund/VA	03	2003	9.7666	12.5151	1,382
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.0000	9.7666	0

Oppenheimer Capital Appreciation Fund/VA	04	2007	14.1123	15.7288	162,200
Oppenheimer Capital Appreciation Fund/VA	04	2006	13.3859	14.1123	106,518
Oppenheimer Capital Appreciation Fund/VA	04	2005	13.0383	13.3859	92,001
Oppenheimer Capital Appreciation Fund/VA	04	2004	12.4922	13.0383	77,643
Oppenheimer Capital Appreciation Fund/VA	04	2003	9.7637	12.4922	81,784
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.0000	9.7637	0

Oppenheimer Capital Appreciation Fund/VA	05	2007	14.0823	15.6874	1,683
Oppenheimer Capital Appreciation Fund/VA	05	2006	13.3643	14.0823	1,783
Oppenheimer Capital Appreciation Fund/VA	05	2005	13.0237	13.3643	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	12.4847	13.0237	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	9.7627	12.4847	0
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.0000	9.7627	0

Oppenheimer Capital Appreciation Fund/VA	06	2007	13.9919	15.5627	15,651
Oppenheimer Capital Appreciation Fund/VA	06	2006	13.2989	13.9919	33,565
Oppenheimer Capital Appreciation Fund/VA	06	2005	12.9799	13.2989	21,606
Oppenheimer Capital Appreciation Fund/VA	06	2004	12.4618	12.9799	22,625
Oppenheimer Capital Appreciation Fund/VA	06	2003	9.7598	12.4618	20,570
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.0000	9.7598	0

Oppenheimer Capital Appreciation Fund/VA	07	2007	13.2850	14.7689	30,831
Oppenheimer Capital Appreciation Fund/VA	07	2006	12.6334	13.2850	34,655
Oppenheimer Capital Appreciation Fund/VA	07	2005	12.3367	12.6334	37,274
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.8504	12.3367	39,271
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.0000	11.8504	32,835

Oppenheimer Capital Appreciation Fund/VA	08	2007	13.1864	14.6290	439
Oppenheimer Capital Appreciation Fund/VA	08	2006	12.5653	13.1864	820
Oppenheimer Capital Appreciation Fund/VA	08	2005	12.2953	12.5653	861
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.8349	12.2953	891
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.0000	11.8349	897

Oppenheimer Global Securities Fund	01	2007	15.8564	16.5332	172,946
Oppenheimer Global Securities Fund	01	2006	13.7435	15.8564	117,545
Oppenheimer Global Securities Fund	01	2005	12.2570	13.7435	40,273
Oppenheimer Global Securities Fund	01	2004	10.4893	12.2570	12,026
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4893	0

Oppenheimer Global Securities Fund	02	2007	15.7579	16.3969	255,807
Oppenheimer Global Securities Fund	02	2006	13.6859	15.7579	243,025
Oppenheimer Global Securities Fund	02	2005	12.2305	13.6859	153,695
Oppenheimer Global Securities Fund	02	2004	10.4879	12.2305	62,946
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4879	0

Oppenheimer Global Securities Fund	03	2007	15.7333	16.3629	3,472
Oppenheimer Global Securities Fund	03	2006	13.6715	15.7333	3,472
Oppenheimer Global Securities Fund	03	2005	12.2238	13.6715	888
Oppenheimer Global Securities Fund	03	2004	10.4876	12.2238	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4876	0

Oppenheimer Global Securities Fund	04	2007	15.6597	16.2613	90,923
Oppenheimer Global Securities Fund	04	2006	13.6283	15.6597	72,500
Oppenheimer Global Securities Fund	04	2005	12.2039	13.6283	62,865
Oppenheimer Global Securities Fund	04	2004	10.4866	12.2039	17,836
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4866	0

Oppenheimer Global Securities Fund	05	2007	15.6355	16.2278	0
Oppenheimer Global Securities Fund	05	2006	13.6141	15.6355	0
Oppenheimer Global Securities Fund	05	2005	12.1973	13.6141	0
Oppenheimer Global Securities Fund	05	2004	10.4863	12.1973	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4863	0

Oppenheimer Global Securities Fund	06	2007	15.5621	16.1267	4,304
Oppenheimer Global Securities Fund	06	2006	13.5710	15.5621	6,146
Oppenheimer Global Securities Fund	06	2005	12.1773	13.5710	5,935
Oppenheimer Global Securities Fund	06	2004	10.4853	12.1773	1,973
Oppenheimer Global Securities Fund	06	2003	10.0000	10.4853	0

Oppenheimer Global Securities Fund	07	2007	15.5378	16.0933	0
Oppenheimer Global Securities Fund	07	2006	13.5567	15.5378	0
Oppenheimer Global Securities Fund	07	2005	12.1707	13.5567	0
Oppenheimer Global Securities Fund	07	2004	10.4849	12.1707	0
Oppenheimer Global Securities Fund	07	2003	10.0000	10.4849	0

Oppenheimer Global Securities Fund	08	2007	15.4406	15.9597	0
Oppenheimer Global Securities Fund	08	2006	13.4995	15.4406	0
Oppenheimer Global Securities Fund	08	2005	12.1442	13.4995	0
Oppenheimer Global Securities Fund	08	2004	10.4836	12.1442	0
Oppenheimer Global Securities Fund	08	2003	10.0000	10.4836	0

Oppenheimer Main St. Fund/VA	01	2007	14.9575	15.3123	3,496,938
Oppenheimer Main St. Fund/VA	01	2006	13.2587	14.9575	2,110,998
Oppenheimer Main St. Fund/VA	01	2005	12.7550	13.2587	1,243,319
Oppenheimer Main St. Fund/VA	01	2004	11.8889	12.7550	535,545
Oppenheimer Main St. Fund/VA	01	2003	9.5654	11.8889	3,409
Oppenheimer Main St. Fund/VA	01	2002	10.0000	9.5654	0

Oppenheimer Main St. Fund/VA	02	2007	14.8305	15.1511	3,518,644
Oppenheimer Main St. Fund/VA	02	2006	13.1728	14.8305	2,223,517
Oppenheimer Main St. Fund/VA	02	2005	12.6981	13.1728	1,091,948
Oppenheimer Main St. Fund/VA	02	2004	11.8600	12.6981	404,646
Oppenheimer Main St. Fund/VA	02	2003	9.5616	11.8600	33,032
Oppenheimer Main St. Fund/VA	02	2002	10.0000	9.5616	0

Oppenheimer Main St. Fund/VA	03	2007	14.7987	15.1109	192,297
Oppenheimer Main St. Fund/VA	03	2006	13.1513	14.7987	167,632
Oppenheimer Main St. Fund/VA	03	2005	12.6839	13.1513	133,140
Oppenheimer Main St. Fund/VA	03	2004	11.8528	12.6839	54,435
Oppenheimer Main St. Fund/VA	03	2003	9.5607	11.8528	534
Oppenheimer Main St. Fund/VA	03	2002	10.0000	9.5607	0

Oppenheimer Main St. Fund/VA	04	2007	14.7040	14.9911	1,609,535
Oppenheimer Main St. Fund/VA	04	2006	13.0871	14.7040	1,391,769
Oppenheimer Main St. Fund/VA	04	2005	12.6413	13.0871	1,004,271
Oppenheimer Main St. Fund/VA	04	2004	11.8311	12.6413	695,669
Oppenheimer Main St. Fund/VA	04	2003	9.5578	11.8311	24,793
Oppenheimer Main St. Fund/VA	04	2002	10.0000	9.5578	437

Oppenheimer Main St. Fund/VA	05	2007	14.6727	14.9516	20,499
Oppenheimer Main St. Fund/VA	05	2006	13.0659	14.6727	13,809
Oppenheimer Main St. Fund/VA	05	2005	12.6272	13.0659	7,393
Oppenheimer Main St. Fund/VA	05	2004	11.8240	12.6272	2,227
Oppenheimer Main St. Fund/VA	05	2003	9.5569	11.8240	0
Oppenheimer Main St. Fund/VA	05	2002	10.0000	9.5569	0

Oppenheimer Main St. Fund/VA	06	2007	14.5786	14.8327	158,786
Oppenheimer Main St. Fund/VA	06	2006	13.0019	14.5786	165,494
Oppenheimer Main St. Fund/VA	06	2005	12.5846	13.0019	169,762
Oppenheimer Main St. Fund/VA	06	2004	11.8023	12.5846	140,727
Oppenheimer Main St. Fund/VA	06	2003	9.5540	11.8023	2,371
Oppenheimer Main St. Fund/VA	06	2002	10.0000	9.5540	0

Oppenheimer Main St. Fund/VA	07	2007	14.3936	14.6370	177,584
Oppenheimer Main St. Fund/VA	07	2006	12.8435	14.3936	203,327
Oppenheimer Main St. Fund/VA	07	2005	12.4376	12.8435	188,077
Oppenheimer Main St. Fund/VA	07	2004	11.6704	12.4376	187,221
Oppenheimer Main St. Fund/VA	07	2003	10.0000	11.6704	0

Oppenheimer Main St. Fund/VA	08	2007	14.2866	14.4983	21,607
Oppenheimer Main St. Fund/VA	08	2006	12.7741	14.2866	22,236
Oppenheimer Main St. Fund/VA	08	2005	12.3958	12.7741	23,635
Oppenheimer Main St. Fund/VA	08	2004	11.6551	12.3958	25,120
Oppenheimer Main St. Fund/VA	08	2003	10.0000	11.6551	0

Oppenheimer Main St. Small Cap Fund/VA	01	2007	19.7857	19.1768	53,740
Oppenheimer Main St. Small Cap Fund/VA	01	2006	17.5538	19.7857	46,140
Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.2753	17.5538	26,762
Oppenheimer Main St. Small Cap Fund/VA	01	2004	13.8928	16.2753	20,434
Oppenheimer Main St. Small Cap Fund/VA	01	2003	9.7979	13.8928	6,446
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.0000	9.7979	0

Oppenheimer Main St. Small Cap Fund/VA	02	2007	19.6176	18.9750	65,847
Oppenheimer Main St. Small Cap Fund/VA	02	2006	17.4401	19.6176	59,913
Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.2027	17.4401	31,412
Oppenheimer Main St. Small Cap Fund/VA	02	2004	13.8591	16.2027	25,584
Oppenheimer Main St. Small Cap Fund/VA	02	2003	9.7940	13.8591	9,188
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.0000	9.7940	0

Oppenheimer Main St. Small Cap Fund/VA	03	2007	19.5757	18.9247	1,810
Oppenheimer Main St. Small Cap Fund/VA	03	2006	17.4117	19.5757	1,940
Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.1845	17.4117	1,529
Oppenheimer Main St. Small Cap Fund/VA	03	2004	13.8507	16.1845	1,481
Oppenheimer Main St. Small Cap Fund/VA	03	2003	9.7930	13.8507	165
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.0000	9.7930	0

Oppenheimer Main St. Small Cap Fund/VA	04	2007	19.4503	18.7745	67,120
Oppenheimer Main St. Small Cap Fund/VA	04	2006	17.3267	19.4503	63,735
Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.1302	17.3267	44,675
Oppenheimer Main St. Small Cap Fund/VA	04	2004	13.8253	16.1302	26,131
Oppenheimer Main St. Small Cap Fund/VA	04	2003	9.7901	13.8253	4,190
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.0000	9.7901	0

Oppenheimer Main St. Small Cap Fund/VA	05	2007	19.4091	18.7252	931
Oppenheimer Main St. Small Cap Fund/VA	05	2006	17.2987	19.4091	870
Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.1122	17.2987	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	13.8170	16.1122	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	9.7891	13.8170	0
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.0000	9.7891	0

Oppenheimer Main St. Small Cap Fund/VA	06	2007	19.2845	18.5763	5,761
Oppenheimer Main St. Small Cap Fund/VA	06	2006	17.2140	19.2845	8,008
Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.0580	17.2140	3,889
Oppenheimer Main St. Small Cap Fund/VA	06	2004	13.7917	16.0580	1,237
Oppenheimer Main St. Small Cap Fund/VA	06	2003	9.7862	13.7917	73
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.0000	9.7862	0

Oppenheimer Main St. Small Cap Fund/VA	07	2007	18.2626	17.5828	0
Oppenheimer Main St. Small Cap Fund/VA	07	2006	16.3101	18.2626	0
Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.2225	16.3101	0
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.0809	15.2225	0
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.0000	13.0809	0

Oppenheimer Main St. Small Cap Fund/VA	08	2007	18.1270	17.4164	0
Oppenheimer Main St. Small Cap Fund/VA	08	2006	16.2222	18.1270	0
Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.1715	16.2222	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.0638	15.1715	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.0000	13.0638	0

PIMCO Emerging Markets Bond Portfolio	01	2007	18.7018	19.4524	27,853
PIMCO Emerging Markets Bond Portfolio	01	2006	17.4093	18.7018	12,915
PIMCO Emerging Markets Bond Portfolio	01	2005	15.9857	17.4093	10,469
PIMCO Emerging Markets Bond Portfolio	01	2004	14.5045	15.9857	7,608
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	14.5045	0

PIMCO Emerging Markets Bond Portfolio	02	2007	18.5428	19.2476	49,093
PIMCO Emerging Markets Bond Portfolio	02	2006	17.2965	18.5428	32,027
PIMCO Emerging Markets Bond Portfolio	02	2005	15.9143	17.2965	14,807
PIMCO Emerging Markets Bond Portfolio	02	2004	14.4693	15.9143	8,183
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	14.4693	0

PIMCO Emerging Markets Bond Portfolio	03	2007	18.5032	19.1966	0
PIMCO Emerging Markets Bond Portfolio	03	2006	17.2683	18.5032	0
PIMCO Emerging Markets Bond Portfolio	03	2005	15.8965	17.2683	0
PIMCO Emerging Markets Bond Portfolio	03	2004	14.4605	15.8965	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	14.4605	0

PIMCO Emerging Markets Bond Portfolio	04	2007	18.3847	19.0443	39,224
PIMCO Emerging Markets Bond Portfolio	04	2006	17.1840	18.3847	38,046
PIMCO Emerging Markets Bond Portfolio	04	2005	15.8431	17.1840	21,393
PIMCO Emerging Markets Bond Portfolio	04	2004	14.4340	15.8431	11,548
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	14.4340	0

PIMCO Emerging Markets Bond Portfolio	05	2007	18.3456	18.9942	0
PIMCO Emerging Markets Bond Portfolio	05	2006	17.1561	18.3456	0
PIMCO Emerging Markets Bond Portfolio	05	2005	15.8254	17.1561	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.4253	15.8254	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	14.4253	0

PIMCO Emerging Markets Bond Portfolio	06	2007	18.2279	18.8431	0
PIMCO Emerging Markets Bond Portfolio	06	2006	17.0722	18.2279	0
PIMCO Emerging Markets Bond Portfolio	06	2005	15.7721	17.0722	0
PIMCO Emerging Markets Bond Portfolio	06	2004	14.3989	15.7721	0
PIMCO Emerging Markets Bond Portfolio	06	2003	10.0000	14.3989	0

PIMCO Emerging Markets Bond Portfolio	07	2007	13.4226	13.8685	0
PIMCO Emerging Markets Bond Portfolio	07	2006	12.5780	13.4226	0
PIMCO Emerging Markets Bond Portfolio	07	2005	11.6261	12.5780	0
PIMCO Emerging Markets Bond Portfolio	07	2004	10.6192	11.6261	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.0000	10.6192	0

PIMCO Emerging Markets Bond Portfolio	08	2007	13.3229	13.7371	0
PIMCO Emerging Markets Bond Portfolio	08	2006	12.5101	13.3229	0
PIMCO Emerging Markets Bond Portfolio	08	2005	11.5870	12.5101	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.6053	11.5870	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.0000	10.6053	0

PIMCO Low Duration Portfolio	01	2007	10.1687	10.7321	6,765,448
PIMCO Low Duration Portfolio	01	2006	9.9483	10.1687	3,126,276
PIMCO Low Duration Portfolio	01	2005	10.0184	9.9483	1,671,858
PIMCO Low Duration Portfolio	01	2004	10.0070	10.0184	720,598
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0070	0

PIMCO Low Duration Portfolio	02	2007	10.1055	10.6436	6,222,474
PIMCO Low Duration Portfolio	02	2006	9.9066	10.1055	3,274,087
PIMCO Low Duration Portfolio	02	2005	9.9967	9.9066	1,496,450
PIMCO Low Duration Portfolio	02	2004	10.0057	9.9967	711,102
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0057	0

PIMCO Low Duration Portfolio	03	2007	10.0897	10.6216	304,054
PIMCO Low Duration Portfolio	03	2006	9.8962	10.0897	216,634
PIMCO Low Duration Portfolio	03	2005	9.9912	9.8962	167,446
PIMCO Low Duration Portfolio	03	2004	10.0054	9.9912	69,691
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0054	0

PIMCO Low Duration Portfolio	04	2007	10.0425	10.5555	2,465,070
PIMCO Low Duration Portfolio	04	2006	9.8649	10.0425	1,951,313
PIMCO Low Duration Portfolio	04	2005	9.9749	9.8649	1,352,680
PIMCO Low Duration Portfolio	04	2004	10.0044	9.9749	923,269
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0044	0

PIMCO Low Duration Portfolio	05	2007	10.0269	10.5338	31,080
PIMCO Low Duration Portfolio	05	2006	9.8546	10.0269	16,321
PIMCO Low Duration Portfolio	05	2005	9.9695	9.8546	6,089
PIMCO Low Duration Portfolio	05	2004	10.0041	9.9695	1,670
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0041	0

PIMCO Low Duration Portfolio	06	2007	9.9799	10.4682	291,510
PIMCO Low Duration Portfolio	06	2006	9.8234	9.9799	311,516
PIMCO Low Duration Portfolio	06	2005	9.9532	9.8234	319,435
PIMCO Low Duration Portfolio	06	2004	10.0031	9.9532	280,098
PIMCO Low Duration Portfolio	06	2003	10.0000	10.0031	0

PIMCO Low Duration Portfolio	07	2007	9.9643	10.4465	284,636
PIMCO Low Duration Portfolio	07	2006	9.8131	9.9643	323,798
PIMCO Low Duration Portfolio	07	2005	9.9478	9.8131	272,922
PIMCO Low Duration Portfolio	07	2004	10.0028	9.9478	261,758
PIMCO Low Duration Portfolio	07	2003	10.0000	10.0028	0

PIMCO Low Duration Portfolio	08	2007	9.9019	10.3597	40,969
PIMCO Low Duration Portfolio	08	2006	9.7716	9.9019	43,438
PIMCO Low Duration Portfolio	08	2005	9.9260	9.7716	45,513
PIMCO Low Duration Portfolio	08	2004	10.0015	9.9260	47,314
PIMCO Low Duration Portfolio	08	2003	10.0000	10.0015	0

PIMCO Real Return Portfolio	01	2007	11.9027	12.9474	290,056
PIMCO Real Return Portfolio	01	2006	12.0220	11.9027	132,639
PIMCO Real Return Portfolio	01	2005	11.9780	12.0220	118,235
PIMCO Real Return Portfolio	01	2004	11.1878	11.9780	76,432
PIMCO Real Return Portfolio	01	2003	10.4555	11.1878	31,163
PIMCO Real Return Portfolio	01	2002	10.0000	10.4555	0

PIMCO Real Return Portfolio	02	2007	11.8015	12.8111	259,677
PIMCO Real Return Portfolio	02	2006	11.9440	11.8015	190,433
PIMCO Real Return Portfolio	02	2005	11.9245	11.9440	120,425
PIMCO Real Return Portfolio	02	2004	11.1606	11.9245	90,561
PIMCO Real Return Portfolio	02	2003	10.4514	11.1606	69,683
PIMCO Real Return Portfolio	02	2002	10.0000	10.4514	0

PIMCO Real Return Portfolio	03	2007	11.7762	12.7771	2,787
PIMCO Real Return Portfolio	03	2006	11.9245	11.7762	2,989
PIMCO Real Return Portfolio	03	2005	11.9111	11.9245	3,286
PIMCO Real Return Portfolio	03	2004	11.1538	11.9111	3,204
PIMCO Real Return Portfolio	03	2003	10.4503	11.1538	1,193
PIMCO Real Return Portfolio	03	2002	10.0000	10.4503	0

PIMCO Real Return Portfolio	04	2007	11.7007	12.6757	140,564
PIMCO Real Return Portfolio	04	2006	11.8662	11.7007	104,579
PIMCO Real Return Portfolio	04	2005	11.8711	11.8662	83,259
PIMCO Real Return Portfolio	04	2004	11.1334	11.8711	32,154
PIMCO Real Return Portfolio	04	2003	10.4472	11.1334	33,603
PIMCO Real Return Portfolio	04	2002	10.0000	10.4472	0

PIMCO Real Return Portfolio	05	2007	11.6759	12.6423	1,419
PIMCO Real Return Portfolio	05	2006	11.8470	11.6759	1,440
PIMCO Real Return Portfolio	05	2005	11.8578	11.8470	0
PIMCO Real Return Portfolio	05	2004	11.1267	11.8578	0
PIMCO Real Return Portfolio	05	2003	10.4462	11.1267	0
PIMCO Real Return Portfolio	05	2002	10.0000	10.4462	0

PIMCO Real Return Portfolio	06	2007	11.6009	12.5418	14,461
PIMCO Real Return Portfolio	06	2006	11.7890	11.6009	23,357
PIMCO Real Return Portfolio	06	2005	11.8179	11.7890	24,582
PIMCO Real Return Portfolio	06	2004	11.1063	11.8179	9,331
PIMCO Real Return Portfolio	06	2003	10.4431	11.1063	3,362
PIMCO Real Return Portfolio	06	2002	10.0000	10.4431	0

PIMCO Real Return Portfolio	07	2007	10.6003	11.4540	1,045
PIMCO Real Return Portfolio	07	2006	10.7776	10.6003	1,084
PIMCO Real Return Portfolio	07	2005	10.8095	10.7776	0
PIMCO Real Return Portfolio	07	2004	10.1638	10.8095	0
PIMCO Real Return Portfolio	07	2003	10.0000	10.1638	0

PIMCO Real Return Portfolio	08	2007	10.5215	11.3455	0
PIMCO Real Return Portfolio	08	2006	10.7194	10.5215	0
PIMCO Real Return Portfolio	08	2005	10.7732	10.7194	0
PIMCO Real Return Portfolio	08	2004	10.1505	10.7732	0
PIMCO Real Return Portfolio	08	2003	10.0000	10.1505	0

PIMCO Total Return Portfolio	01	2007	11.4062	12.1936	1,743,208
PIMCO Total Return Portfolio	01	2006	11.1725	11.4062	214,778
PIMCO Total Return Portfolio	01	2005	11.0930	11.1725	144,721
PIMCO Total Return Portfolio	01	2004	10.7591	11.0930	141,197
PIMCO Total Return Portfolio	01	2003	10.4195	10.7591	70,937
PIMCO Total Return Portfolio	01	2002	10.0000	10.4195	0

PIMCO Total Return Portfolio	02	2007	11.3092	12.0652	1,568,764
PIMCO Total Return Portfolio	02	2006	11.1001	11.3092	371,233
PIMCO Total Return Portfolio	02	2005	11.0435	11.1001	269,248
PIMCO Total Return Portfolio	02	2004	10.7329	11.0435	215,310
PIMCO Total Return Portfolio	02	2003	10.4154	10.7329	155,099
PIMCO Total Return Portfolio	02	2002	10.0000	10.4154	0

PIMCO Total Return Portfolio	03	2007	11.2850	12.0332	54,668
PIMCO Total Return Portfolio	03	2006	11.0820	11.2850	31,650
PIMCO Total Return Portfolio	03	2005	11.0311	11.0820	21,853
PIMCO Total Return Portfolio	03	2004	10.7264	11.0311	21,761
PIMCO Total Return Portfolio	03	2003	10.4143	10.7264	10,042
PIMCO Total Return Portfolio	03	2002	10.0000	10.4143	0

PIMCO Total Return Portfolio	04	2007	11.2127	11.9377	465,536
PIMCO Total Return Portfolio	04	2006	11.0278	11.2127	236,867
PIMCO Total Return Portfolio	04	2005	10.9940	11.0278	170,230
PIMCO Total Return Portfolio	04	2004	10.7068	10.9940	135,297
PIMCO Total Return Portfolio	04	2003	10.4112	10.7068	136,882
PIMCO Total Return Portfolio	04	2002	10.0000	10.4112	401

PIMCO Total Return Portfolio	05	2007	11.1889	11.9062	53,009
PIMCO Total Return Portfolio	05	2006	11.0100	11.1889	58,985
PIMCO Total Return Portfolio	05	2005	10.9818	11.0100	66,235
PIMCO Total Return Portfolio	05	2004	10.7003	10.9818	73,578
PIMCO Total Return Portfolio	05	2003	10.4102	10.7003	80,775
PIMCO Total Return Portfolio	05	2002	10.0000	10.4102	0

PIMCO Total Return Portfolio	06	2007	11.1170	11.8115	50,648
PIMCO Total Return Portfolio	06	2006	10.9560	11.1170	41,302
PIMCO Total Return Portfolio	06	2005	10.9447	10.9560	32,980
PIMCO Total Return Portfolio	06	2004	10.6807	10.9447	25,276
PIMCO Total Return Portfolio	06	2003	10.4071	10.6807	22,022
PIMCO Total Return Portfolio	06	2002	10.0000	10.4071	0

PIMCO Total Return Portfolio	07	2007	10.3575	10.9989	38,605
PIMCO Total Return Portfolio	07	2006	10.2128	10.3575	39,473
PIMCO Total Return Portfolio	07	2005	10.2074	10.2128	43,653
PIMCO Total Return Portfolio	07	2004	9.9662	10.2074	44,020
PIMCO Total Return Portfolio	07	2003	10.0000	9.9662	37,166

PIMCO Total Return Portfolio	08	2007	10.2806	10.8947	597
PIMCO Total Return Portfolio	08	2006	10.1576	10.2806	1,055
PIMCO Total Return Portfolio	08	2005	10.1731	10.1576	1,006
PIMCO Total Return Portfolio	08	2004	9.9532	10.1731	996
PIMCO Total Return Portfolio	08	2003	10.0000	9.9532	1,013

PIMCO VIT All Asset Portfolio	01	2007	10.5123	11.1932	26,201
PIMCO VIT All Asset Portfolio	01	2006	10.2176	10.5123	6,457
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2176	1,500

PIMCO VIT All Asset Portfolio	02	2007	10.4875	11.1439	16,284
PIMCO VIT All Asset Portfolio	02	2006	10.2141	10.4875	9,630
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2141	1,162

PIMCO VIT All Asset Portfolio	03	2007	10.4813	11.1315	0
PIMCO VIT All Asset Portfolio	03	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2133	0

PIMCO VIT All Asset Portfolio	04	2007	10.4626	11.0946	5,993
PIMCO VIT All Asset Portfolio	04	2006	10.2107	10.4626	754
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2107	0

PIMCO VIT All Asset Portfolio	05	2007	10.4564	11.0824	0
PIMCO VIT All Asset Portfolio	05	2006	10.2099	10.4564	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2099	0

PIMCO VIT All Asset Portfolio	06	2007	10.4378	11.0456	0
PIMCO VIT All Asset Portfolio	06	2006	10.2073	10.4378	0
PIMCO VIT All Asset Portfolio	06	2005	10.0000	10.2073	0

PIMCO VIT All Asset Portfolio	07	2007	10.4316	11.0334	0
PIMCO VIT All Asset Portfolio	07	2006	10.2064	10.4316	0
PIMCO VIT All Asset Portfolio	07	2005	10.0000	10.2064	0

PIMCO VIT All Asset Portfolio	08	2007	10.4068	10.9844	0
PIMCO VIT All Asset Portfolio	08	2006	10.2030	10.4068	0
PIMCO VIT All Asset Portfolio	08	2005	10.0000	10.2030	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8077	11.8804	56,150
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.2959	9.8077	11,950
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.2959	2,353

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.7845	11.8281	91,163
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2924	9.7845	36,714
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2924	2,590

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.7787	11.8150	2,669
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2916	9.7787	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2916	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.7612	11.7758	25,670
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2890	9.7612	8,247
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2890	8,555

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7555	11.7628	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2881	9.7555	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2881	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2007	9.7381	11.7237	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2006	10.2855	9.7381	2,476
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2005	10.0000	10.2855	2,212

PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2007	9.7323	11.7107	1,470
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2006	10.2847	9.7323	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2005	10.0000	10.2847	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2007	9.7091	11.6588	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2006	10.2812	9.7091	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2005	10.0000	10.2812	0

SC Davis Venture Value S Class	01	2007	10.0000	10.5668	386,454

SC Davis Venture Value S Class	02	2007	10.0000	10.5491	172,462

SC Davis Venture Value S Class	03	2007	10.0000	10.5446	0

SC Davis Venture Value S Class	04	2007	10.0000	10.5313	45,676

SC Davis Venture Value S Class	05	2007	10.0000	10.5269	0

SC Davis Venture Value S Class	06	2007	10.0000	10.5136	0

SC Davis Venture Value S Class	07	2007	10.0000	10.5091	0

SC Davis Venture Value S Class	08	2007	10.0000	10.4914	0

SC FI Large Cap Growth Fund	01	2007	9.8671	10.3562	5,805
SC FI Large Cap Growth Fund	01	2006	10.0000	9.8671	1,147

SC FI Large Cap Growth Fund	02	2007	9.8538	10.3210	38,329
SC FI Large Cap Growth Fund	02	2006	10.0000	9.8538	18,728

SC FI Large Cap Growth Fund	03	2007	9.8504	10.3122	0
SC FI Large Cap Growth Fund	03	2006	10.0000	9.8504	0

SC FI Large Cap Growth Fund	04	2007	9.8404	10.2859	3,114
SC FI Large Cap Growth Fund	04	2006	10.0000	9.8404	1,189

SC FI Large Cap Growth Fund	05	2007	9.8371	10.2772	0
SC FI Large Cap Growth Fund	05	2006	10.0000	9.8371	0

SC FI Large Cap Growth Fund	06	2007	9.8271	10.2509	0
SC FI Large Cap Growth Fund	06	2006	10.0000	9.8271	0

SC FI Large Cap Growth Fund	07	2007	9.8237	10.2421	0
SC FI Large Cap Growth Fund	07	2006	10.0000	9.8237	0

SC FI Large Cap Growth Fund	08	2007	9.8104	10.2071	0
SC FI Large Cap Growth Fund	08	2006	10.0000	9.8104	0

SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8081	1,035,471

SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.7917	832,213

SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.7875	10,653

SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.7752	155,628

SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7711	0

SC Oppenheimer Main Street Small Cap S Class	06	2007	10.0000	9.7587	0

SC Oppenheimer Main Street Small Cap S Class	07	2007	10.0000	9.7546	541

SC Oppenheimer Main Street Small Cap S Class	08	2007	10.0000	9.7381	0

Sun Capital All Cap S Class	01	2007	12.7629	11.7834	33,024
Sun Capital All Cap S Class	01	2006	10.8394	12.7629	29,030
Sun Capital All Cap S Class	01	2005	11.1350	10.8394	3,190
Sun Capital All Cap S Class	01	2004	10.0000	11.1350	2,542
Sun Capital All Cap S Class	01	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	02	2007	12.6875	11.6899	68,493
Sun Capital All Cap S Class	02	2006	10.7973	12.6875	47,318
Sun Capital All Cap S Class	02	2005	11.1143	10.7973	16,739
Sun Capital All Cap S Class	02	2004	10.0000	11.1143	20,700
Sun Capital All Cap S Class	02	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	03	2007	12.6687	11.6665	363
Sun Capital All Cap S Class	03	2006	10.7868	12.6687	0
Sun Capital All Cap S Class	03	2005	11.1091	10.7868	0
Sun Capital All Cap S Class	03	2004	10.0000	11.1091	0
Sun Capital All Cap S Class	03	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	04	2007	12.6124	11.5968	64,949
Sun Capital All Cap S Class	04	2006	10.7552	12.6124	6,481
Sun Capital All Cap S Class	04	2005	11.0936	10.7552	4,917
Sun Capital All Cap S Class	04	2004	10.0000	11.0936	3,880
Sun Capital All Cap S Class	04	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	05	2007	12.5938	11.5738	0
Sun Capital All Cap S Class	05	2006	10.7448	12.5938	0
Sun Capital All Cap S Class	05	2005	11.0885	10.7448	0
Sun Capital All Cap S Class	05	2004	10.0000	11.0885	0
Sun Capital All Cap S Class	05	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	06	2007	12.5377	11.5044	1,709
Sun Capital All Cap S Class	06	2006	10.7133	12.5377	11,742
Sun Capital All Cap S Class	06	2005	11.0729	10.7133	1,697
Sun Capital All Cap S Class	06	2004	10.0000	11.0729	1,571
Sun Capital All Cap S Class	06	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	07	2007	12.5191	11.4814	0
Sun Capital All Cap S Class	07	2006	10.7029	12.5191	0
Sun Capital All Cap S Class	07	2005	11.0678	10.7029	0
Sun Capital All Cap S Class	07	2004	10.0000	11.0678	0
Sun Capital All Cap S Class	07	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	08	2007	12.4446	11.3896	0
Sun Capital All Cap S Class	08	2006	10.6610	12.4446	0
Sun Capital All Cap S Class	08	2005	11.0471	10.6610	0
Sun Capital All Cap S Class	08	2004	10.0000	11.0471	0
Sun Capital All Cap S Class	08	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	01	2007	10.6853	10.8715	170,344
Sun Capital Investment Grade Bond S Class	01	2006	10.3379	10.6853	32,716
Sun Capital Investment Grade Bond S Class	01	2005	10.3369	10.3379	10,519
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3369	3,080
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2007	10.6222	10.7852	189,518
Sun Capital Investment Grade Bond S Class	02	2006	10.2978	10.6222	41,107
Sun Capital Investment Grade Bond S Class	02	2005	10.3177	10.2978	24,919
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3177	580
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2007	10.6065	10.7637	8,406
Sun Capital Investment Grade Bond S Class	03	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	03	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2007	10.5593	10.6993	106,557
Sun Capital Investment Grade Bond S Class	04	2006	10.2576	10.5593	28,100
Sun Capital Investment Grade Bond S Class	04	2005	10.2985	10.2576	7,773
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.2985	0
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2007	10.5437	10.6781	1,679
Sun Capital Investment Grade Bond S Class	05	2006	10.2477	10.5437	1,615
Sun Capital Investment Grade Bond S Class	05	2005	10.2938	10.2477	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.2938	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	06	2007	10.4967	10.6141	17,230
Sun Capital Investment Grade Bond S Class	06	2006	10.2177	10.4967	8,222
Sun Capital Investment Grade Bond S Class	06	2005	10.2793	10.2177	7,368
Sun Capital Investment Grade Bond S Class	06	2004	10.0000	10.2793	317
Sun Capital Investment Grade Bond S Class	06	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	07	2007	10.4812	10.5929	832
Sun Capital Investment Grade Bond S Class	07	2006	10.2077	10.4812	0
Sun Capital Investment Grade Bond S Class	07	2005	10.2745	10.2077	0
Sun Capital Investment Grade Bond S Class	07	2004	10.0000	10.2745	0
Sun Capital Investment Grade Bond S Class	07	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	08	2007	10.4189	10.5082	0
Sun Capital Investment Grade Bond S Class	08	2006	10.1678	10.4189	0
Sun Capital Investment Grade Bond S Class	08	2005	10.2553	10.1678	0
Sun Capital Investment Grade Bond S Class	08	2004	10.0000	10.2553	0
Sun Capital Investment Grade Bond S Class	08	2003	10.0000	10.0000	0

Sun Capital Money Market S Class	01	2007	10.3168	10.6084	3,025
Sun Capital Money Market S Class	01	2006	10.0583	10.3168	2,982
Sun Capital Money Market S Class	01	2005	10.0000	10.0583	2,678

Sun Capital Money Market S Class	02	2007	10.2795	10.5485	0
Sun Capital Money Market S Class	02	2006	10.0423	10.2795	0
Sun Capital Money Market S Class	02	2005	10.0000	10.0423	0

Sun Capital Money Market S Class	03	2007	10.2702	10.5335	0
Sun Capital Money Market S Class	03	2006	10.0384	10.2702	0
Sun Capital Money Market S Class	03	2005	10.0000	10.0384	0

Sun Capital Money Market S Class	04	2007	10.2423	10.4887	0
Sun Capital Money Market S Class	04	2006	10.0264	10.2423	0
Sun Capital Money Market S Class	04	2005	10.0000	10.0264	0

Sun Capital Money Market S Class	05	2007	10.2331	10.4739	0
Sun Capital Money Market S Class	05	2006	10.0224	10.2331	0
Sun Capital Money Market S Class	05	2005	10.0000	10.0224	0

Sun Capital Money Market S Class	06	2007	10.2052	10.4293	0
Sun Capital Money Market S Class	06	2006	10.0105	10.2052	0
Sun Capital Money Market S Class	06	2005	10.0000	10.0105	0

Sun Capital Money Market S Class	07	2007	10.1960	10.4144	0
Sun Capital Money Market S Class	07	2006	10.0065	10.1960	0
Sun Capital Money Market S Class	07	2005	10.0000	10.0065	0

Sun Capital Money Market S Class	08	2007	10.1589	10.3552	0
Sun Capital Money Market S Class	08	2006	9.9905	10.1589	0
Sun Capital Money Market S Class	08	2005	10.0000	9.9905	0

Sun Capital Real Estate Fund	01	2007	27.3849	23.3818	19,037
Sun Capital Real Estate Fund	01	2006	20.0459	27.3849	21,842
Sun Capital Real Estate Fund	01	2005	18.5935	20.0459	25,902
Sun Capital Real Estate Fund	01	2004	14.1883	18.5935	30,762
Sun Capital Real Estate Fund	01	2003	10.6169	14.1883	26,346
Sun Capital Real Estate Fund	01	2002	10.0000	10.6169	0

Sun Capital Real Estate Fund	02	2007	27.1524	23.1358	20,883
Sun Capital Real Estate Fund	02	2006	19.9161	27.1524	20,946
Sun Capital Real Estate Fund	02	2005	18.5106	19.9161	27,495
Sun Capital Real Estate Fund	02	2004	14.1539	18.5106	27,722
Sun Capital Real Estate Fund	02	2003	10.6127	14.1539	22,447
Sun Capital Real Estate Fund	02	2002	10.0000	10.6127	0

Sun Capital Real Estate Fund	03	2007	27.0943	23.0745	4,805
Sun Capital Real Estate Fund	03	2006	19.8836	27.0943	6,956
Sun Capital Real Estate Fund	03	2005	18.4898	19.8836	7,174
Sun Capital Real Estate Fund	03	2004	14.1453	18.4898	7,570
Sun Capital Real Estate Fund	03	2003	10.6117	14.1453	4,221
Sun Capital Real Estate Fund	03	2002	10.0000	10.6117	0

Sun Capital Real Estate Fund	04	2007	26.9209	22.8914	20,835
Sun Capital Real Estate Fund	04	2006	19.7865	26.9209	40,200
Sun Capital Real Estate Fund	04	2005	18.4277	19.7865	25,265
Sun Capital Real Estate Fund	04	2004	14.1194	18.4277	33,591
Sun Capital Real Estate Fund	04	2003	10.6085	14.1194	36,462
Sun Capital Real Estate Fund	04	2002	10.0000	10.6085	0

Sun Capital Real Estate Fund	05	2007	26.8638	22.8312	0
Sun Capital Real Estate Fund	05	2006	19.7545	26.8638	0
Sun Capital Real Estate Fund	05	2005	18.4072	19.7545	0
Sun Capital Real Estate Fund	05	2004	14.1109	18.4072	0
Sun Capital Real Estate Fund	05	2003	10.6075	14.1109	0
Sun Capital Real Estate Fund	05	2002	10.0000	10.6075	0

Sun Capital Real Estate Fund	06	2007	26.6914	22.6497	4,998
Sun Capital Real Estate Fund	06	2006	19.6578	26.6914	3,709
Sun Capital Real Estate Fund	06	2005	18.3452	19.6578	6,759
Sun Capital Real Estate Fund	06	2004	14.0850	18.3452	7,903
Sun Capital Real Estate Fund	06	2003	10.6043	14.0850	8,212
Sun Capital Real Estate Fund	06	2002	10.0000	10.6043	0

Sun Capital Real Estate Fund	07	2007	22.9948	19.5027	12,911
Sun Capital Real Estate Fund	07	2006	16.9439	22.9948	11,310
Sun Capital Real Estate Fund	07	2005	15.8206	16.9439	15,079
Sun Capital Real Estate Fund	07	2004	12.1529	15.8206	16,102
Sun Capital Real Estate Fund	07	2003	10.0000	12.1529	15,984

Sun Capital Real Estate Fund	08	2007	22.8241	19.3181	164
Sun Capital Real Estate Fund	08	2006	16.8525	22.8241	239
Sun Capital Real Estate Fund	08	2005	15.7675	16.8525	325
Sun Capital Real Estate Fund	08	2004	12.1370	15.7675	362
Sun Capital Real Estate Fund	08	2003	10.0000	12.1370	433

Sun Capital Real Estate Fund S Class	01	2007	18.1956	15.4994	788,648
Sun Capital Real Estate Fund S Class	01	2006	13.3501	18.1956	357,240
Sun Capital Real Estate Fund S Class	01	2005	12.4174	13.3501	227,120
Sun Capital Real Estate Fund S Class	01	2004	10.0000	12.4174	109,185
Sun Capital Real Estate Fund S Class	01	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	02	2007	18.0883	15.3764	809,007
Sun Capital Real Estate Fund S Class	02	2006	13.2983	18.0883	387,609
Sun Capital Real Estate Fund S Class	02	2005	12.3943	13.2983	221,248
Sun Capital Real Estate Fund S Class	02	2004	10.0000	12.3943	87,879
Sun Capital Real Estate Fund S Class	02	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	03	2007	18.0614	15.3457	36,489
Sun Capital Real Estate Fund S Class	03	2006	13.2853	18.0614	26,290
Sun Capital Real Estate Fund S Class	03	2005	12.3885	13.2853	23,564
Sun Capital Real Estate Fund S Class	03	2004	10.0000	12.3885	9,428
Sun Capital Real Estate Fund S Class	03	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	04	2007	17.9812	15.2540	302,630
Sun Capital Real Estate Fund S Class	04	2006	13.2465	17.9812	196,095
Sun Capital Real Estate Fund S Class	04	2005	12.3712	13.2465	158,209
Sun Capital Real Estate Fund S Class	04	2004	10.0000	12.3712	103,691
Sun Capital Real Estate Fund S Class	04	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	05	2007	17.9547	15.2238	3,581
Sun Capital Real Estate Fund S Class	05	2006	13.2337	17.9547	2,492
Sun Capital Real Estate Fund S Class	05	2005	12.3655	13.2337	1,537
Sun Capital Real Estate Fund S Class	05	2004	10.0000	12.3655	426
Sun Capital Real Estate Fund S Class	05	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	06	2007	17.8748	15.1326	23,639
Sun Capital Real Estate Fund S Class	06	2006	13.1949	17.8748	21,247
Sun Capital Real Estate Fund S Class	06	2005	12.3482	13.1949	19,349
Sun Capital Real Estate Fund S Class	06	2004	10.0000	12.3482	14,150
Sun Capital Real Estate Fund S Class	06	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	07	2007	17.8482	15.1023	24,029
Sun Capital Real Estate Fund S Class	07	2006	13.1821	17.8482	23,742
Sun Capital Real Estate Fund S Class	07	2005	12.3424	13.1821	25,771
Sun Capital Real Estate Fund S Class	07	2004	10.0000	12.3424	29,131
Sun Capital Real Estate Fund S Class	07	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	08	2007	17.7422	14.9817	2,631
Sun Capital Real Estate Fund S Class	08	2006	13.1306	17.7422	2,196
Sun Capital Real Estate Fund S Class	08	2005	12.3194	13.1306	2,022
Sun Capital Real Estate Fund S Class	08	2004	10.0000	12.3194	2,195
Sun Capital Real Estate Fund S Class	08	2003	10.0000	10.0000	0

Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1098	17.8610	453,540
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2055	14.1098	24,190
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2055	0

Templeton Developing Markets Securities Fund, Class 2	02	2007	14.0765	17.7824	400,090
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2018	14.0765	62,739
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2018	0

Templeton Developing Markets Securities Fund, Class 2	03	2007	14.0682	17.7627	5,054
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2009	0

Templeton Developing Markets Securities Fund, Class 2	04	2007	14.0432	17.7038	167,477
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.1980	14.0432	26,554
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.1980	18,943

Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0349	17.6843	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.1971	14.0349	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.1971	0

Templeton Developing Markets Securities Fund, Class 2	06	2007	14.0099	17.6256	10,392
Templeton Developing Markets Securities Fund, Class 2	06	2006	11.1943	14.0099	3,260
Templeton Developing Markets Securities Fund, Class 2	06	2005	10.0000	11.1943	4,905

Templeton Developing Markets Securities Fund, Class 2	07	2007	14.0015	17.6061	942
Templeton Developing Markets Securities Fund, Class 2	07	2006	11.1933	14.0015	0
Templeton Developing Markets Securities Fund, Class 2	07	2005	10.0000	11.1933	0

Templeton Developing Markets Securities Fund, Class 2	08	2007	13.9682	17.5280	0
Templeton Developing Markets Securities Fund, Class 2	08	2006	11.1896	13.9682	0
Templeton Developing Markets Securities Fund, Class 2	08	2005	10.0000	11.1896	0

Templeton Foreign Securities Fund	01	2007	19.5344	22.1685	1,470,956
Templeton Foreign Securities Fund	01	2006	16.3622	19.5344	1,424,043
Templeton Foreign Securities Fund	01	2005	15.1080	16.3622	894,519
Templeton Foreign Securities Fund	01	2004	12.9672	15.1080	428,447
Templeton Foreign Securities Fund	01	2003	9.9773	12.9672	43,560
Templeton Foreign Securities Fund	01	2002	10.0000	9.9773	0

Templeton Foreign Securities Fund	02	2007	19.3684	21.9352	1,680,974
Templeton Foreign Securities Fund	02	2006	16.2562	19.3684	1,516,351
Templeton Foreign Securities Fund	02	2005	15.0406	16.2562	800,823
Templeton Foreign Securities Fund	02	2004	12.9358	15.0406	338,260
Templeton Foreign Securities Fund	02	2003	9.9733	12.9358	67,183
Templeton Foreign Securities Fund	02	2002	10.0000	9.9733	0

Templeton Foreign Securities Fund	03	2007	19.3270	21.8771	100,415
Templeton Foreign Securities Fund	03	2006	16.2297	19.3270	104,289
Templeton Foreign Securities Fund	03	2005	15.0238	16.2297	102,985
Templeton Foreign Securities Fund	03	2004	12.9279	15.0238	50,307
Templeton Foreign Securities Fund	03	2003	9.9723	12.9279	1,625
Templeton Foreign Securities Fund	03	2002	10.0000	9.9723	0

Templeton Foreign Securities Fund	04	2007	19.2032	21.7035	940,046
Templeton Foreign Securities Fund	04	2006	16.1504	19.2032	964,322
Templeton Foreign Securities Fund	04	2005	14.9733	16.1504	773,660
Templeton Foreign Securities Fund	04	2004	12.9042	14.9733	555,419
Templeton Foreign Securities Fund	04	2003	9.9694	12.9042	91,795
Templeton Foreign Securities Fund	04	2002	10.0000	9.9694	0

Templeton Foreign Securities Fund	05	2007	19.1625	21.6464	12,088
Templeton Foreign Securities Fund	05	2006	16.1243	19.1625	9,249
Templeton Foreign Securities Fund	05	2005	14.9566	16.1243	5,205
Templeton Foreign Securities Fund	05	2004	12.8964	14.9566	1,648
Templeton Foreign Securities Fund	05	2003	9.9684	12.8964	0
Templeton Foreign Securities Fund	05	2002	10.0000	9.9684	0

Templeton Foreign Securities Fund	06	2007	19.0395	21.4743	101,565
Templeton Foreign Securities Fund	06	2006	16.0454	19.0395	115,467
Templeton Foreign Securities Fund	06	2005	14.9062	16.0454	127,902
Templeton Foreign Securities Fund	06	2004	12.8728	14.9062	115,638
Templeton Foreign Securities Fund	06	2003	9.9654	12.8728	17,964
Templeton Foreign Securities Fund	06	2002	10.0000	9.9654	0

Templeton Foreign Securities Fund	07	2007	18.6953	21.0752	121,754
Templeton Foreign Securities Fund	07	2006	15.7633	18.6953	153,932
Templeton Foreign Securities Fund	07	2005	14.6516	15.7633	155,114
Templeton Foreign Securities Fund	07	2004	12.6594	14.6516	167,768
Templeton Foreign Securities Fund	07	2003	10.0000	12.6594	28,939

Templeton Foreign Securities Fund	08	2007	18.5565	20.8756	12,772
Templeton Foreign Securities Fund	08	2006	15.6783	18.5565	14,813
Templeton Foreign Securities Fund	08	2005	14.6024	15.6783	16,281
Templeton Foreign Securities Fund	08	2004	12.6429	14.6024	18,547
Templeton Foreign Securities Fund	08	2003	10.0000	12.6429	769

Templeton Growth Securities Fund Class 2	01	2007	19.0091	19.1228	165,158
Templeton Growth Securities Fund Class 2	01	2006	15.8748	19.0091	35,963
Templeton Growth Securities Fund Class 2	01	2005	14.8337	15.8748	14,184
Templeton Growth Securities Fund Class 2	01	2004	13.0064	14.8337	3,822
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.0064	0

Templeton Growth Securities Fund Class 2	02	2007	18.8476	18.9215	173,813
Templeton Growth Securities Fund Class 2	02	2006	15.7719	18.8476	127,664
Templeton Growth Securities Fund Class 2	02	2005	14.7675	15.7719	35,471
Templeton Growth Securities Fund Class 2	02	2004	12.9748	14.7675	30,718
Templeton Growth Securities Fund Class 2	02	2003	10.0000	12.9748	0

Templeton Growth Securities Fund Class 2	03	2007	18.8073	18.8713	3,219
Templeton Growth Securities Fund Class 2	03	2006	15.7462	18.8073	3,152
Templeton Growth Securities Fund Class 2	03	2005	14.7509	15.7462	971
Templeton Growth Securities Fund Class 2	03	2004	12.9669	14.7509	550
Templeton Growth Securities Fund Class 2	03	2003	10.0000	12.9669	0

Templeton Growth Securities Fund Class 2	04	2007	18.6869	18.7216	90,878
Templeton Growth Securities Fund Class 2	04	2006	15.6693	18.6869	59,354
Templeton Growth Securities Fund Class 2	04	2005	14.7014	15.6693	29,511
Templeton Growth Securities Fund Class 2	04	2004	12.9432	14.7014	18,481
Templeton Growth Securities Fund Class 2	04	2003	10.0000	12.9432	0

Templeton Growth Securities Fund Class 2	05	2007	18.6472	18.6724	0
Templeton Growth Securities Fund Class 2	05	2006	15.6439	18.6472	0
Templeton Growth Securities Fund Class 2	05	2005	14.6850	15.6439	0
Templeton Growth Securities Fund Class 2	05	2004	12.9354	14.6850	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	12.9354	0

Templeton Growth Securities Fund Class 2	06	2007	18.5275	18.5239	6,421
Templeton Growth Securities Fund Class 2	06	2006	15.5674	18.5275	4,004
Templeton Growth Securities Fund Class 2	06	2005	14.6356	15.5674	1,589
Templeton Growth Securities Fund Class 2	06	2004	12.9117	14.6356	1,589
Templeton Growth Securities Fund Class 2	06	2003	10.0000	12.9117	0

Templeton Growth Securities Fund Class 2	07	2007	17.8976	17.8849	3,143
Templeton Growth Securities Fund Class 2	07	2006	15.0457	17.8976	3,000
Templeton Growth Securities Fund Class 2	07	2005	14.1523	15.0457	0
Templeton Growth Securities Fund Class 2	07	2004	12.4918	14.1523	0
Templeton Growth Securities Fund Class 2	07	2003	10.0000	12.4918	0

Templeton Growth Securities Fund Class 2	08	2007	17.7647	17.7154	0
Templeton Growth Securities Fund Class 2	08	2006	14.9645	17.7647	0
Templeton Growth Securities Fund Class 2	08	2005	14.1048	14.9645	0
Templeton Growth Securities Fund Class 2	08	2004	12.4754	14.1048	0
Templeton Growth Securities Fund Class 2	08	2003	10.0000	12.4754	0

Van Kampen LIT Comstock II	01	2007	10.0000	9.8718	101,652

Van Kampen LIT Comstock II	02	2007	10.0000	9.8552	105,927

Van Kampen LIT Comstock II	03	2007	10.0000	9.8511	0

Van Kampen LIT Comstock II	04	2007	10.0000	9.8386	27,588

Van Kampen LIT Comstock II	05	2007	10.0000	9.8345	0

Van Kampen LIT Comstock II	06	2007	10.0000	9.8220	0

Van Kampen LIT Comstock II	07	2007	10.0000	9.8179	0

Van Kampen LIT Comstock II	08	2007	10.0000	9.8013	0

Wanger Select, Variable Series	01	2007	13.5487	14.5681	1,328
Wanger Select, Variable Series	01	2006	11.5139	13.5487	1,381
Wanger Select, Variable Series	01	2005	10.0000	11.5139	1,534

Wanger Select, Variable Series	02	2007	13.4999	14.4859	0
Wanger Select, Variable Series	02	2006	11.4957	13.4999	0
Wanger Select, Variable Series	02	2005	10.0000	11.4957	0

Wanger Select, Variable Series	03	2007	13.4876	14.4653	0
Wanger Select, Variable Series	03	2006	11.4911	13.4876	0
Wanger Select, Variable Series	03	2005	10.0000	11.4911	0

Wanger Select, Variable Series	04	2007	13.4510	14.4038	0
Wanger Select, Variable Series	04	2006	11.4774	13.4510	0
Wanger Select, Variable Series	04	2005	10.0000	11.4774	0

Wanger Select, Variable Series	05	2007	13.4389	14.3835	0
Wanger Select, Variable Series	05	2006	11.4729	13.4389	0
Wanger Select, Variable Series	05	2005	10.0000	11.4729	0

Wanger Select, Variable Series	06	2007	13.4023	14.3222	0
Wanger Select, Variable Series	06	2006	11.4592	13.4023	0
Wanger Select, Variable Series	06	2005	10.0000	11.4592	0

Wanger Select, Variable Series	07	2007	13.3902	14.3019	0
Wanger Select, Variable Series	07	2006	11.4547	13.3902	0
Wanger Select, Variable Series	07	2005	10.0000	11.4547	0

Wanger Select, Variable Series	08	2007	13.3415	14.2206	0
Wanger Select, Variable Series	08	2006	11.4364	13.3415	0
Wanger Select, Variable Series	08	2005	10.0000	11.4364	0

Wanger US Smaller Companies, Variable Series	01	2007	11.7350	12.1560	0
Wanger US Smaller Companies, Variable Series	01	2006	11.0662	11.7350	0
Wanger US Smaller Companies, Variable Series	01	2005	10.0000	11.0662	0

Wanger US Smaller Companies, Variable Series	02	2007	11.6927	12.0874	0
Wanger US Smaller Companies, Variable Series	02	2006	11.0486	11.6927	0
Wanger US Smaller Companies, Variable Series	02	2005	10.0000	11.0486	0

Wanger US Smaller Companies, Variable Series	03	2007	11.6821	12.0702	0
Wanger US Smaller Companies, Variable Series	03	2006	11.0443	11.6821	0
Wanger US Smaller Companies, Variable Series	03	2005	10.0000	11.0443	0

Wanger US Smaller Companies, Variable Series	04	2007	11.6503	12.0189	0
Wanger US Smaller Companies, Variable Series	04	2006	11.0311	11.6503	0
Wanger US Smaller Companies, Variable Series	04	2005	10.0000	11.0311	0

Wanger US Smaller Companies, Variable Series	05	2007	11.6398	12.0019	0
Wanger US Smaller Companies, Variable Series	05	2006	11.0268	11.6398	0
Wanger US Smaller Companies, Variable Series	05	2005	10.0000	11.0268	0

Wanger US Smaller Companies, Variable Series	06	2007	11.6081	11.9507	0
Wanger US Smaller Companies, Variable Series	06	2006	11.0136	11.6081	0
Wanger US Smaller Companies, Variable Series	06	2005	10.0000	11.0136	0

Wanger US Smaller Companies, Variable Series	07	2007	11.5976	11.9338	0
Wanger US Smaller Companies, Variable Series	07	2006	11.0092	11.5976	0
Wanger US Smaller Companies, Variable Series	07	2005	10.0000	11.0092	0

Wanger US Smaller Companies, Variable Series	08	2007	11.5555	11.8659	0
Wanger US Smaller Companies, Variable Series	08	2006	10.9917	11.5555	0
Wanger US Smaller Companies, Variable Series	08	2005	10.0000	10.9917	0

PROSPECTUS
MAY 1, 2006
FUTURITY SELECT INCENTIVE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
AllianceBernstein VPS Growth and Income Portfolio	AIM V.I. Dynamics Fund
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund International Portfolio
Securities Fund - Class 2	SCSM Blue Chip Mid Cap Fund
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Growth Equity Funds
Securities Fund - Class 2	AIM V.I. Small Cap Growth Fund[4]
Lord Abbett Series Fund Growth and Income Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
MFS/Sun Life Total Return - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Small-Cap Value Equity Funds
AIM V.I. Capital Appreciation Fund Series II Shares[1]	SCSM Oppenheimer Main Street Small Cap Fund[6]
AIM V.I. Core Equity Fund Series II Shares[2]	Multi-Cap Equity Funds
AllianceBernstein VPS International Growth Portfolio[3]	Sun Capital® All Cap Fund
Fidelity VIP Overseas Portfolio, Service Class 2	Specialty Funds
Goldman Sachs VIT Structured U.S. Equity Fund[5]	AllianceBernstein VPS Global Technology Portfolio
MFS/ Sun Life Massachusetts Investors Trust - S Class	MFS/ Sun Life Utilities - S Class
Rydex VT Nova Fund	Sun Capital Real Estate Fund®
SCSM Davis Venture Value Fund	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	PIMCO VIT Total Return Portfolio
AIM V.I. International Growth Fund Series II Shares	Sun Capital Investment Grade Bond Fund®
AllianceBernstein VPS Large Cap Growth Portfolio	High-Quality Long-Term Bond Funds
Fidelity VIP Contrafund® Portfolio, Service Class 2	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Growth Portfolio, Service Class 2	PIMCO VIT Real Return Portfolio
Goldman Sachs VIT Capital Growth Fund	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation - S Class	PIMCO VIT Emerging Markets Bond Portfolio
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Short-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield - S Class
Stock - S Class	Low-Quality Intermediate-Term Bond Fund
Rydex VT OTC Fund	PIMCO VIT High Yield Portfolio
Mid-Cap Value Equity Funds	Money Market Fund
First Eagle VFT Overseas Variable Series	Sun Capital Money Market Fund®
Lord Abbett Series Fund Mid Cap Value Portfolio
___________________________________________
1 Merged with AIM VI Growth May 2006
2 Merged with AIM VI Premier Equity May 2006
3 Formerly known as AllianceBernstein VP Worldwide Privatization Portfolio
4 Name change effective July 3, 2006. Formerly known as AIM V.I. Small Company Growth Fund.
5Formerly known as the Goldman Sachs VIT CORESM U.S. Equity Fund.
6 Formerly known as the SCSM Value Small Cap Fund.

A I M Advisors, Inc. advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc. serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Funds. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios.  Rydex Investments advises the Rydex VT Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton®  Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton®  Global Advisors Limited advises Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 52 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Purchase Payment Interest [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS [INSERT PAGE NUMBER]
Tax Issues [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan [INSERT PAGE NUMBER]
Availability [INSERT PAGE NUMBER]
Cost of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Withdrawals Under the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Revocation of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Renewal of the Optional Living Benefit Rider [INSERT PAGE NUMBER]
Your Death Under the AB Plan [INSERT PAGE NUMBER]
Your Death Under the WB Plan [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
PERFORMANCE INFORMATION [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION[INSERT PAGE NUMBER]
APPENDIX A -  GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B -  WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C -  CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D -  CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E -  CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX F -  CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G -  CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX H -  CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I -  CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT) [INSERT PAGE NUMBER]
APPENDIX J -  SECURED RETURNS BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX K -  CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity Select Incentive Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral.  The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.  In addition, we will credit your Contract with Purchase Payment Interest at a rate of 2% to 5% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary,  we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.40% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.60% if you were 76 years or older on the Open Date.  We also deduct an administrative charge of 0.15% of the average daily value and a distribution charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract, depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess an additional charge currently equal to 0.40% of the average daily value of your Contract.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  These charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider:  Secured Returns

The Secured Returns Benefit guarantees a return of your initial Purchase Payment, plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed is known as the "GLB amount."  You may choose to receive your Secured Returns Benefit under one of two plans.  Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero.  The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date. This Benefit may not be available in your state.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity, you can select one of a several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), and your cash Surrender Value, all calculated as of your Death Benefit Date.  If you are 86 or older on your Open Date, the basic death benefit is the Surrender Value. You must make your election on or before the date on which your contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years.  All other Purchase Payments are subject to the withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see  "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts  02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[4]*

Variable Account Annual Expenses
(as a percentage of net Variable Account assets) 5

Mortality and Expense Risks Charge:	1.60%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.90%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

[2]
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers (See "Transfer Privilege.")

[3]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]	All of the Variable Account Annual Expenses are assessed as a percentage of the average daily net Variable Account assets.

[6]
If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.40% of average daily net Variable Account assets.  After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and distribution fee will never be greater than 1.70% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features

Maximum Charge for Optional Death Benefit Rider:	0.40%[7]
Maximum Charge for Optional Living Benefit Rider:	0.40%[8]

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit and Living Benefit Riders:	2.55%[8]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[9]	0.65%	2.74%

[7]	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

[8]
If you elect the Optional Living Benefit Rider with the EEB Premier rider, we will assess your Contract the maximum annual charge of 0.65% of your average daily net assets.  In this case, there will be no separate charge for the optional death benefit rider.  If you elect the Optional Living Benefit Rider with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets. .  In either case, we will continue to deduct this annual charge until you annuitize your Contract or your Optional Living Benefit Rider expires or is revoked (except in the state of Oregon).  (See "Optional Living Benefit Rider: Secured Returns Benefit.")

[9]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007.  Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time.  The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.65% and 1.66%, respectively.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits.  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,282	$2,275	$3,188	$5,456

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$549	$1,640	$2,728	$5,456

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix K.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase; you may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination o both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling 1-888-786-2435 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer a special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Purchase Payment Interest

We will credit your Contract with interest at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

Option A: The 2% Five-Year Anniversary Interest Option -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 3%, 4%, or 5% Interest Option -- Under this option we will credit your Contract with interest at the following rates:

●	3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

●	4% of each Purchase Payment if your Net Purchase Payments are $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

●	5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under the Secured Returns Benefit.  (See "Optional Living Benefit Rider:  Secured Returns.")

We reserve the right to waive these restrictions and exceptions at any time.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy.  Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests.  We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

 We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services fee, the distribution fee, or the annual Account Fee; credit additional amounts; grant bonus Guaranteed Interest Rates in certain situations; or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular intervals, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows. We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:

●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of Account Years
Payment has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7+	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40%, if you are age 75 or younger on the Open Date (1.60%, if you are age 76 or older on the Open Date). The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Charges for Optional Benefit Riders

If you elect the Secured Returns Benefit, we will deduct a 0.40% charge from the average daily net assets of the Variable Account.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                 *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge, and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER:  SECURED RETURNS

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value.  The Benefit may not be available in your state.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect the Secured Returns Benefit, you are automatically enrolled in the AB Plan.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

 If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations.  These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2.  With Qualified Contracts used in connection with retirement plans under Section 403(b) of the Code (Tax-Sheltered Annuities) or Section 408(b) of the Code (Individual Retirement Annuities), the yearly RMD amount is generally the same for both the Qualified Contract and the retirement plan.  With Qualified Contracts used in connection with retirement plans under Section 401(a) of the Code (pension and profit sharing plans) and Section 408(a) of the Code (Individual Retirement Accounts), the yearly RMD amount for the retirement plan will be the same for the Qualified Contract only if the Qualified Contract is the only asset of the plan.  Because we do not know what assets are held in your retirement plan, we determine yearly RMD amounts for only this Contract ("Yearly RMD Amounts").

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal.  If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce your remaining GLB amount per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider") when a Yearly RMD Amount withdrawn from your Contract exceeds your maximum WB amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in Appendix J.  Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns Benefit.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected.  (See "Withdrawals Under the Optional Living Benefit Rider.") Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in Appendix J.

Availability

The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may not combine the Benefit with any optional death benefit rider other than the EEB Premier rider.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

Cost of the Optional Living Benefit Rider

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge (except in Oregon).  (See "Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce the GLB amount proportionally to the amount of Account Value withdrawn.  To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 in Appendix J.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 in Appendix J.)

You should be aware that a withdrawal in excess of the maximum WB amount might reduce or eliminate your Secured Returns Benefits if your Account Value is less than the GLB amount. Also, in all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been reduced to zero.

For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in Appendix J.

Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled.

Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been canceled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be canceled and the cost of such rider (0.25% of your average daily Account Value) will remain.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked. (In Oregon, you may elect to revoke at any time.) Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Renewal of the Optional Living Benefit Rider

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners.  Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time.  If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued.  We reserve the right to stop offering the optional Secured Returns Benefit to new Owners.  If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary.  Your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

Your Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT.")  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death, or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after your Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount."  Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

     Annuity Option A -- Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B -- Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C -- Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D -- Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

 An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days or longer if required by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income.  Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts."  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis.  Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.   The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $406,804, $79,412, and $77,468, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

-------------------------------------------------------------------------------------------------------------------------

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Futurity Select Incentive Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________
APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.
APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$36,000	8.00%	$2,880
	2	$45,100	$4,100	$ 5,100	$ 4,000	$36,000	8.00%	$2,880
	3	$49,600	$4,500	$ 9,600	$ 4,100	$35,900	7.00%	$2,513
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$35,500	6.00%	$2,130
	5	$57,300	$5,200	$17,300	$ 4,000	$36,000	5.00%	$1,800
	6	$63,000	$5,700	$23,000	$ 5,200	$34,800	4.00%	$1,392
	7	$66,200	$3,200	$26,200	$ 5,700	$34,300	3.00%	$1,029
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b)	In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.

(c)
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

					Remaining
Hypothetical					Free	Amount of
Account					Withdrawal	Withdrawal
Value					Amount	Subject to	Withdrawal	Withdrawal
Before		Cumulative		Amount of	Before	Withdrawal	Charge	Charge
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a)4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b)4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$516
(c)4	$38,400	$ 600	$11,500	$12,000	$ 0	$12,000	6.00%	$720
(d)4	$26,800	$ 400	$11,900	$20,000	$ 0	$14,900	6.00%	$894

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,130, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

2)	The date of surrender is 2 years from the Expiration Date (N = 24).

3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

4)	The interest earned in the current Account Year is $674.16.

5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x -.037 = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Account Year 2, that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 74,400.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 55,200.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) $100,000.00 x ($60,000.00 divided by $80,000.00).

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 90,000
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000.

**The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000
        -- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000
        -- PLUS --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185.

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

       --PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

       --PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

        --PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1:

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no Withdrawals

If you select Option B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive	3%
Net Purchase Payments between $100,000.00 through $499,999.99 will receive	4%
Net Purchase Payments greater than or equal to $500,000.00 will receive	5%

Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments receive the Purchase Payment Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

Total Net Purchase Payments of $530,000.00 x 5%	=	$26,500.00
Total Purchase Payment Interest received	=	$24,700.00
First Account Anniversary Adjustment	=	$ 1,800.00

Example 3: Option B with a Withdrawal.

Using the same example as above, suppose that before the first Account Anniversary you take a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

Because your Net Purchase Payments are $510,000.00 ($530,000.00 -$20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

Your initial Payment of $50,000.00 received 3%
Your second Payment of $80,000.00 received 4%
Your third Payment of $400,000.00 received the 5%

Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

$50,000.00 x 2%	=	$1,000.00
$80,000.00 - $20,000.00 = $60,000.00 x 1%	=	$ 600.00
Total credit due	=	$1,600.00

On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

APPENDIX J -
SECURED RETURNS BENEFIT EXAMPLES

All of the following examples are based upon the assumption you selected the Secured Returns Benefit on or before your Issue Date.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance;  no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●
Assume that on January 1, 2013, your Account Value is $85,000.  On that date, your Account Value will be increased by  $15,000 ($100,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2:  High investment performance;  no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●
Assume that on January 1, 2013, your Account Value is $200,000.  Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3:  Low investment performance;  WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)).  Assume that, on that date, your Account Value is $0.  These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken.  At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4:  High investment performance;  WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●
Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount.   The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.  No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit.  Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan.  Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year.  Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5:  Withdrawals Under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●
Assume you make no more withdrawals or deposits and that your Account Value, on January 1, 2013 is $85,000.  Your Account Value will be increased by $5,000 ($90,000 - $85,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6:  Withdrawals Under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to  $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount.  Your remaining GLB amount is thus reduced to  $74,000;  i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000).  Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7:  Withdrawals with Subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000 .  Your Account Value is reduced to $200,000.  Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●
Assume that, on January 1, 2013, your Account Value is $125,000.  On that date, your Account Value will be increased by  $29,167 ($154,167 - $125,000).  If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8:  Withdrawals with Subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
Assume that, on January 6, 2004, you make an additional deposit of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,000, i.e., ($132,000 - ($10,500 x 5 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.  No renewal of the Secured Returns Benefit is available.

APPENDIX K -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY SELECT INCENTIVE should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	12.518	13.361	3,546
AIM V.I. Capital Appreciation Fund Series 2	01	2004	11.977	12.518	3,598
AIM V.I. Capital Appreciation Fund Series 2	01	2003	9.431	11.977	3,167
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	9.431	0

AIM V.I. Capital Appreciation Fund Series 2	02	2005	12.462	13.275	12,430
AIM V.I. Capital Appreciation Fund Series 2	02	2004	11.947	12.462	12,700
AIM V.I. Capital Appreciation Fund Series 2	02	2003	9.427	11.947	938
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	9.427	0

AIM V.I. Capital Appreciation Fund Series 2	03	2005	12.448	13.253	176
AIM V.I. Capital Appreciation Fund Series 2	03	2004	11.940	12.448	147
AIM V.I. Capital Appreciation Fund Series 2	03	2003	9.426	11.940	76
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	9.426	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	12.406	13.188	4,193
AIM V.I. Capital Appreciation Fund Series 2	04	2004	11.918	12.406	4,325
AIM V.I. Capital Appreciation Fund Series 2	04	2003	9.424	11.918	4,262
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	9.424	0

AIM V.I. Capital Appreciation Fund Series 2	05	2005	12.392	13.167	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	11.911	12.392	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	9.423	11.911	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	9.423	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	12.351	13.103	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	11.889	12.351	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	9.420	11.889	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	9.420	0

AIM V.I. Capital Appreciation Fund Series 2	07	2005	12.226	12.963	0
AIM V.I. Capital Appreciation Fund Series 2	07	2004	11.775	12.226	0
AIM V.I. Capital Appreciation Fund Series 2	07	2003	10.000	11.775	0

AIM V.I. Capital Appreciation Fund Series 2	08	2005	12.185	12.893	0
AIM V.I. Capital Appreciation Fund Series 2	08	2004	11.760	12.185	0
AIM V.I. Capital Appreciation Fund Series 2	08	2003	10.000	11.760	0

AIM V.I. Core Equity Fund Series 2	01	2005	12.799	13.221	1,517
AIM V.I. Core Equity Fund Series 2	01	2004	11.982	12.799	1,521
AIM V.I. Core Equity Fund Series 2	01	2003	9.818	11.982	1,860
AIM V.I. Core Equity Fund Series 2	01	2002	10.000	9.818	0

AIM V.I. Core Equity Fund Series 2	02	2005	12.742	13.135	638
AIM V.I. Core Equity Fund Series 2	02	2004	11.953	12.742	3,470
AIM V.I. Core Equity Fund Series 2	02	2003	9.814	11.953	3,490
AIM V.I. Core Equity Fund Series 2	02	2002	10.000	9.814	0

AIM V.I. Core Equity Fund Series 2	03	2005	12.728	13.114	0
AIM V.I. Core Equity Fund Series 2	03	2004	11.945	12.728	0
AIM V.I. Core Equity Fund Series 2	03	2003	9.813	11.945	0
AIM V.I. Core Equity Fund Series 2	03	2002	10.000	9.813	0

AIM V.I. Core Equity Fund Series 2	04	2005	12.685	13.050	0
AIM V.I. Core Equity Fund Series 2	04	2004	11.924	12.685	0
AIM V.I. Core Equity Fund Series 2	04	2003	9.810	11.924	0
AIM V.I. Core Equity Fund Series 2	04	2002	10.000	9.810	0

AIM V.I. Core Equity Fund Series 2	05	2005	12.671	13.028	0
AIM V.I. Core Equity Fund Series 2	05	2004	11.916	12.671	0
AIM V.I. Core Equity Fund Series 2	05	2003	9.809	11.916	0
AIM V.I. Core Equity Fund Series 2	05	2002	10.000	9.809	0

AIM V.I. Core Equity Fund Series 2	06	2005	12.628	12.965	0
AIM V.I. Core Equity Fund Series 2	06	2004	11.894	12.628	0
AIM V.I. Core Equity Fund Series 2	06	2003	9.806	11.894	0
AIM V.I. Core Equity Fund Series 2	06	2002	10.000	9.806	0

AIM V.I. Core Equity Fund Series 2	07	2005	12.342	12.665	0
AIM V.I. Core Equity Fund Series 2	07	2004	11.631	12.342	0
AIM V.I. Core Equity Fund Series 2	07	2003	10.000	11.631	0

AIM V.I. Core Equity Fund Series 2	08	2005	12.301	12.596	0
AIM V.I. Core Equity Fund Series 2	08	2004	11.616	12.301	0
AIM V.I. Core Equity Fund Series 2	08	2003	10.000	11.616	0

AIM V.I. Dynamics Fund	01	2005	14.887	16.203	438
AIM V.I. Dynamics Fund	01	2004	13.362	14.887	454
AIM V.I. Dynamics Fund	01	2003	9.863	13.362	510
AIM V.I. Dynamics Fund	01	2002	10.000	9.863	0

AIM V.I. Dynamics Fund	02	2005	14.820	16.098	65
AIM V.I. Dynamics Fund	02	2004	13.330	14.820	57
AIM V.I. Dynamics Fund	02	2003	9.859	13.330	57
AIM V.I. Dynamics Fund	02	2002	10.000	9.859	0

AIM V.I. Dynamics Fund	03	2005	14.804	16.072	0
AIM V.I. Dynamics Fund	03	2004	13.322	14.804	0
AIM V.I. Dynamics Fund	03	2003	9.858	13.322	0
AIM V.I. Dynamics Fund	03	2002	10.000	9.858	0

AIM V.I. Dynamics Fund	04	2005	14.754	15.993	0
AIM V.I. Dynamics Fund	04	2004	13.297	14.754	0
AIM V.I. Dynamics Fund	04	2003	9.855	13.297	0
AIM V.I. Dynamics Fund	04	2002	10.000	9.855	0

AIM V.I. Dynamics Fund	05	2005	14.737	15.968	0
AIM V.I. Dynamics Fund	05	2004	13.289	14.737	0
AIM V.I. Dynamics Fund	05	2003	9.854	13.289	0
AIM V.I. Dynamics Fund	05	2002	10.000	9.854	0

AIM V.I. Dynamics Fund	06	2005	14.688	15.889	0
AIM V.I. Dynamics Fund	06	2004	13.265	14.688	0
AIM V.I. Dynamics Fund	06	2003	9.851	13.265	0
AIM V.I. Dynamics Fund	06	2002	10.000	9.851	0

AIM V.I. Dynamics Fund	07	2005	13.634	14.742	229
AIM V.I. Dynamics Fund	07	2004	12.320	13.634	0
AIM V.I. Dynamics Fund	07	2003	10.000	12.320	0

AIM V.I. Dynamics Fund	08	2005	13.589	14.663	0
AIM V.I. Dynamics Fund	08	2004	12.304	13.589	0
AIM V.I. Dynamics Fund	08	2003	10.000	12.304	0

AIM V.I. Growth Fund Series 2	01	2005	13.112	13.813	2,161
AIM V.I. Growth Fund Series 2	01	2004	12.352	13.112	2,201
AIM V.I. Growth Fund Series 2	01	2003	9.600	12.352	498
AIM V.I. Growth Fund Series 2	01	2002	10.000	9.600	0

AIM V.I. Growth Fund Series 2	02	2005	13.054	13.723	6,600
AIM V.I. Growth Fund Series 2	02	2004	12.322	13.054	7,078
AIM V.I. Growth Fund Series 2	02	2003	9.597	12.322	3,093
AIM V.I. Growth Fund Series 2	02	2002	10.000	9.597	0

AIM V.I. Growth Fund Series 2	03	2005	13.039	13.701	1,219
AIM V.I. Growth Fund Series 2	03	2004	12.314	13.039	1,220
AIM V.I. Growth Fund Series 2	03	2003	9.596	12.314	1,221
AIM V.I. Growth Fund Series 2	03	2002	10.000	9.596	0

AIM V.I. Growth Fund Series 2	04	2005	12.995	13.634	9,783
AIM V.I. Growth Fund Series 2	04	2004	12.292	12.995	10,044
AIM V.I. Growth Fund Series 2	04	2003	9.593	12.292	9,714
AIM V.I. Growth Fund Series 2	04	2002	10.000	9.593	0

AIM V.I. Growth Fund Series 2	05	2005	12.981	13.612	0
AIM V.I. Growth Fund Series 2	05	2004	12.284	12.981	0
AIM V.I. Growth Fund Series 2	05	2003	9.592	12.284	0
AIM V.I. Growth Fund Series 2	05	2002	10.000	9.592	0

AIM V.I. Growth Fund Series 2	06	2005	12.937	13.545	2,761
AIM V.I. Growth Fund Series 2	06	2004	12.262	12.937	3,660
AIM V.I. Growth Fund Series 2	06	2003	9.589	12.262	3,625
AIM V.I. Growth Fund Series 2	06	2002	10.000	9.589	0

AIM V.I. Growth Fund Series 2	07	2005	12.385	12.961	0
AIM V.I. Growth Fund Series 2	07	2004	11.745	12.385	0
AIM V.I. Growth Fund Series 2	07	2003	10.000	11.745	0

AIM V.I. Growth Fund Series 2	08	2005	12.344	12.891	0
AIM V.I. Growth Fund Series 2	08	2004	11.729	12.344	0
AIM V.I. Growth Fund Series 2	08	2003	10.000	11.729	0

AIM V.I. International Growth Fund Series 2	01	2005	15.485	17.917	1,565
AIM V.I. International Growth Fund Series 2	01	2004	12.734	15.485	1,567
AIM V.I. International Growth Fund Series 2	01	2003	10.074	12.734	951
AIM V.I. International Growth Fund Series 2	01	2002	10.000	10.074	0

AIM V.I. International Growth Fund Series 2	02	2005	15.416	17.801	12,000
AIM V.I. International Growth Fund Series 2	02	2004	12.704	15.416	13,598
AIM V.I. International Growth Fund Series 2	02	2003	10.070	12.704	14,843
AIM V.I. International Growth Fund Series 2	02	2002	10.000	10.070	0

AIM V.I. International Growth Fund Series 2	03	2005	15.398	17.772	0
AIM V.I. International Growth Fund Series 2	03	2004	12.696	15.398	68
AIM V.I. International Growth Fund Series 2	03	2003	10.069	12.696	75
AIM V.I. International Growth Fund Series 2	03	2002	10.000	10.069	0

AIM V.I. International Growth Fund Series 2	04	2005	15.347	17.685	20
AIM V.I. International Growth Fund Series 2	04	2004	12.673	15.347	20
AIM V.I. International Growth Fund Series 2	04	2003	10.066	12.673	21
AIM V.I. International Growth Fund Series 2	04	2002	10.000	10.066	0

AIM V.I. International Growth Fund Series 2	05	2005	15.330	17.657	0
AIM V.I. International Growth Fund Series 2	05	2004	12.665	15.330	0
AIM V.I. International Growth Fund Series 2	05	2003	10.065	12.665	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	10.065	0

AIM V.I. International Growth Fund Series 2	06	2005	15.278	17.570	0
AIM V.I. International Growth Fund Series 2	06	2004	12.642	15.278	0
AIM V.I. International Growth Fund Series 2	06	2003	10.062	12.642	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	10.062	0

AIM V.I. International Growth Fund Series 2	07	2005	14.893	17.119	0
AIM V.I. International Growth Fund Series 2	07	2004	12.330	14.893	0
AIM V.I. International Growth Fund Series 2	07	2003	10.000	12.330	0

AIM V.I. International Growth Fund Series 2	08	2005	14.843	17.026	0
AIM V.I. International Growth Fund Series 2	08	2004	12.313	14.843	0
AIM V.I. International Growth Fund Series 2	08	2003	10.000	12.313	0

AIM V.I. Premier Equity Fund Series 2	01	2005	12.306	12.746	223
AIM V.I. Premier Equity Fund Series 2	01	2004	11.868	12.306	225
AIM V.I. Premier Equity Fund Series 2	01	2003	9.671	11.868	227
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	9.671	0

AIM V.I. Premier Equity Fund Series 2	02	2005	12.251	12.664	311
AIM V.I. Premier Equity Fund Series 2	02	2004	11.839	12.251	312
AIM V.I. Premier Equity Fund Series 2	02	2003	9.668	11.839	306
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	9.668	0

AIM V.I. Premier Equity Fund Series 2	03	2005	12.238	12.643	157
AIM V.I. Premier Equity Fund Series 2	03	2004	11.832	12.238	173
AIM V.I. Premier Equity Fund Series 2	03	2003	9.667	11.832	189
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	9.667	0

AIM V.I. Premier Equity Fund Series 2	04	2005	12.197	12.581	446
AIM V.I. Premier Equity Fund Series 2	04	2004	11.810	12.197	422
AIM V.I. Premier Equity Fund Series 2	04	2003	9.664	11.810	355
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	9.664	0

AIM V.I. Premier Equity Fund Series 2	05	2005	12.183	12.561	0
AIM V.I. Premier Equity Fund Series 2	05	2004	11.803	12.183	0
AIM V.I. Premier Equity Fund Series 2	05	2003	9.663	11.803	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	9.663	0

AIM V.I. Premier Equity Fund Series 2	06	2005	12.142	12.500	0
AIM V.I. Premier Equity Fund Series 2	06	2004	11.781	12.142	0
AIM V.I. Premier Equity Fund Series 2	06	2003	9.660	11.781	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	9.660	0

AIM V.I. Premier Equity Fund Series 2	07	2005	11.729	12.069	0
AIM V.I. Premier Equity Fund Series 2	07	2004	11.387	11.729	0
AIM V.I. Premier Equity Fund Series 2	07	2003	10.000	11.387	0

AIM V.I. Premier Equity Fund Series 2	08	2005	11.690	12.003	0
AIM V.I. Premier Equity Fund Series 2	08	2004	11.372	11.690	0
AIM V.I. Premier Equity Fund Series 2	08	2003	10.000	11.372	0

AIM V.I. Small Company Growth Fund	01	2005	14.256	14.742	4,274
AIM V.I. Small Company Growth Fund	01	2004	12.734	14.256	4,249
AIM V.I. Small Company Growth Fund	01	2003	9.708	12.734	3,099
AIM V.I. Small Company Growth Fund	01	2002	10.000	9.708	0

AIM V.I. Small Company Growth Fund	02	2005	14.193	14.647	24,443
AIM V.I. Small Company Growth Fund	02	2004	12.703	14.193	22,817
AIM V.I. Small Company Growth Fund	02	2003	9.704	12.703	22,323
AIM V.I. Small Company Growth Fund	02	2002	10.000	9.704	0

AIM V.I. Small Company Growth Fund	03	2005	14.177	14.623	0
AIM V.I. Small Company Growth Fund	03	2004	12.695	14.177	0
AIM V.I. Small Company Growth Fund	03	2003	9.703	12.695	0
AIM V.I. Small Company Growth Fund	03	2002	10.000	9.703	0

AIM V.I. Small Company Growth Fund	04	2005	14.129	14.551	429
AIM V.I. Small Company Growth Fund	04	2004	12.672	14.129	430
AIM V.I. Small Company Growth Fund	04	2003	9.700	12.672	243
AIM V.I. Small Company Growth Fund	04	2002	10.000	9.700	0

AIM V.I. Small Company Growth Fund	05	2005	14.113	14.528	0
AIM V.I. Small Company Growth Fund	05	2004	12.664	14.113	0
AIM V.I. Small Company Growth Fund	05	2003	9.699	12.664	0
AIM V.I. Small Company Growth Fund	05	2002	10.000	9.699	0

AIM V.I. Small Company Growth Fund	06	2005	14.066	14.457	396
AIM V.I. Small Company Growth Fund	06	2004	12.641	14.066	397
AIM V.I. Small Company Growth Fund	06	2003	9.697	12.641	397
AIM V.I. Small Company Growth Fund	06	2002	10.000	9.697	0

AIM V.I. Small Company Growth Fund	07	2005	13.748	14.123	0
AIM V.I. Small Company Growth Fund	07	2004	12.362	13.748	0
AIM V.I. Small Company Growth Fund	07	2003	10.000	12.362	0

AIM V.I. Small Company Growth Fund	08	2005	13.702	14.047	0
AIM V.I. Small Company Growth Fund	08	2004	12.346	13.702	0
AIM V.I. Small Company Growth Fund	08	2003	10.000	12.346	0

Alliance Bernstein Global Technology Portfolio	01	2005	14.684	14.962	2,851
Alliance Bernstein Global Technology Portfolio	01	2004	14.216	14.684	2,844
Alliance Bernstein Global Technology Portfolio	01	2003	10.057	14.216	2,850
Alliance Bernstein Global Technology Portfolio	01	2002	10.000	10.057	0

Alliance Bernstein Global Technology Portfolio	02	2005	14.619	14.865	1,513
Alliance Bernstein Global Technology Portfolio	02	2004	14.181	14.619	1,616
Alliance Bernstein Global Technology Portfolio	02	2003	10.053	14.181	580
Alliance Bernstein Global Technology Portfolio	02	2002	10.000	10.053	0

Alliance Bernstein Global Technology Portfolio	03	2005	14.603	14.841	0
Alliance Bernstein Global Technology Portfolio	03	2004	14.173	14.603	71
Alliance Bernstein Global Technology Portfolio	03	2003	10.052	14.173	67
Alliance Bernstein Global Technology Portfolio	03	2002	10.000	10.052	0

Alliance Bernstein Global Technology Portfolio	04	2005	14.554	14.768	1,684
Alliance Bernstein Global Technology Portfolio	04	2004	14.147	14.554	1,604
Alliance Bernstein Global Technology Portfolio	04	2003	10.049	14.147	1,255
Alliance Bernstein Global Technology Portfolio	04	2002	10.000	10.049	0

Alliance Bernstein Global Technology Portfolio	05	2005	14.537	14.745	0
Alliance Bernstein Global Technology Portfolio	05	2004	14.138	14.537	0
Alliance Bernstein Global Technology Portfolio	05	2003	10.048	14.138	0
Alliance Bernstein Global Technology Portfolio	05	2002	10.000	10.048	0

Alliance Bernstein Global Technology Portfolio	06	2005	14.488	14.672	0
Alliance Bernstein Global Technology Portfolio	06	2004	14.113	14.488	0
Alliance Bernstein Global Technology Portfolio	06	2003	10.045	14.113	0
Alliance Bernstein Global Technology Portfolio	06	2002	10.000	10.045	0

Alliance Bernstein Global Technology Portfolio	07	2005	12.778	12.934	0
Alliance Bernstein Global Technology Portfolio	07	2004	12.453	12.778	0
Alliance Bernstein Global Technology Portfolio	07	2003	10.000	12.453	0

Alliance Bernstein Global Technology Portfolio	08	2005	12.735	12.864	0
Alliance Bernstein Global Technology Portfolio	08	2004	12.437	12.735	0
Alliance Bernstein Global Technology Portfolio	08	2003	10.000	12.437	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	11.819	13.344	14,613
Alliance Bernstein Large Cap Growth Portfolio	01	2004	11.098	11.819	13,145
Alliance Bernstein Large Cap Growth Portfolio	01	2003	9.152	11.098	8,510
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	9.152	0

Alliance Bernstein Large Cap Growth Portfolio	02	2005	11.767	13.257	7,607
Alliance Bernstein Large Cap Growth Portfolio	02	2004	11.071	11.767	12,761
Alliance Bernstein Large Cap Growth Portfolio	02	2003	9.148	11.071	19,441
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	9.148	0

Alliance Bernstein Large Cap Growth Portfolio	03	2005	11.753	13.236	166
Alliance Bernstein Large Cap Growth Portfolio	03	2004	11.064	11.753	182
Alliance Bernstein Large Cap Growth Portfolio	03	2003	9.147	11.064	199
Alliance Bernstein Large Cap Growth Portfolio	03	2002	10.000	9.147	0

Alliance Bernstein Large Cap Growth Portfolio	04	2005	11.714	13.171	1,760
Alliance Bernstein Large Cap Growth Portfolio	04	2004	11.044	11.714	1,795
Alliance Bernstein Large Cap Growth Portfolio	04	2003	9.144	11.044	3,547
Alliance Bernstein Large Cap Growth Portfolio	04	2002	10.000	9.144	0

Alliance Bernstein Large Cap Growth Portfolio	05	2005	11.701	13.150	0
Alliance Bernstein Large Cap Growth Portfolio	05	2004	11.038	11.701	0
Alliance Bernstein Large Cap Growth Portfolio	05	2003	9.143	11.038	0
Alliance Bernstein Large Cap Growth Portfolio	05	2002	10.000	9.143	0

Alliance Bernstein Large Cap Growth Portfolio	06	2005	11.661	13.085	0
Alliance Bernstein Large Cap Growth Portfolio	06	2004	11.017	11.661	0
Alliance Bernstein Large Cap Growth Portfolio	06	2003	9.141	11.017	0
Alliance Bernstein Large Cap Growth Portfolio	06	2002	10.000	9.141	0

Alliance Bernstein Large Cap Growth Portfolio	07	2005	11.692	13.113	0
Alliance Bernstein Large Cap Growth Portfolio	07	2004	11.052	11.692	0
Alliance Bernstein Large Cap Growth Portfolio	07	2003	10.000	11.052	0

Alliance Bernstein Large Cap Growth Portfolio	08	2005	11.652	13.042	0
Alliance Bernstein Large Cap Growth Portfolio	08	2004	11.037	11.652	0
Alliance Bernstein Large Cap Growth Portfolio	08	2003	10.000	11.037	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	14.014	14.410	31,643
Alliance Bernstein VP Growth and Income Portfolio	01	2004	12.819	14.014	33,940
Alliance Bernstein VP Growth and Income Portfolio	01	2003	9.865	12.819	29,231
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	9.865	0

Alliance Bernstein VP Growth and Income Portfolio	02	2005	13.951	14.316	12,181
Alliance Bernstein VP Growth and Income Portfolio	02	2004	12.787	13.951	8,203
Alliance Bernstein VP Growth and Income Portfolio	02	2003	9.861	12.787	14,314
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	9.861	0

Alliance Bernstein VP Growth and Income Portfolio	03	2005	13.936	14.293	162
Alliance Bernstein VP Growth and Income Portfolio	03	2004	12.780	13.936	163
Alliance Bernstein VP Growth and Income Portfolio	03	2003	9.860	12.780	164
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	9.860	0

Alliance Bernstein VP Growth and Income Portfolio	04	2005	13.889	14.223	15,437
Alliance Bernstein VP Growth and Income Portfolio	04	2004	12.756	13.889	18,803
Alliance Bernstein VP Growth and Income Portfolio	04	2003	9.857	12.756	22,800
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	9.857	0

Alliance Bernstein VP Growth and Income Portfolio	05	2005	13.874	14.200	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	12.749	13.874	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	9.856	12.749	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	9.856	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	13.827	14.131	857
Alliance Bernstein VP Growth and Income Portfolio	06	2004	12.725	13.827	858
Alliance Bernstein VP Growth and Income Portfolio	06	2003	9.853	12.725	858
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	9.853	0

Alliance Bernstein VP Growth and Income Portfolio	07	2005	12.776	13.050	0
Alliance Bernstein VP Growth and Income Portfolio	07	2004	11.764	12.776	0
Alliance Bernstein VP Growth and Income Portfolio	07	2003	10.000	11.764	0

Alliance Bernstein VP Growth and Income Portfolio	08	2005	12.733	12.979	0
Alliance Bernstein VP Growth and Income Portfolio	08	2004	11.749	12.733	0
Alliance Bernstein VP Growth and Income Portfolio	08	2003	10.000	11.749	0

Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	16.426	16.932	491
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	14.609	16.426	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	9.996	14.609	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	10.000	9.996	0

Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	16.353	16.822	636
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	14.574	16.353	575
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	9.992	14.574	512
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	10.000	9.992	0

Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	16.335	16.795	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	14.565	16.335	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	9.991	14.565	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	10.000	9.991	0

Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	16.280	16.713	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	14.539	16.280	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	9.988	14.539	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	10.000	9.988	0

Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	16.262	16.686	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	14.530	16.262	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	9.987	14.530	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	10.000	9.987	0

Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	16.207	16.604	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	14.503	16.207	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	9.984	14.503	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	10.000	9.984	0

Alliance Bernstein VP Small Cap Growth Portfolio	07	2005	14.885	15.242	0
Alliance Bernstein VP Small Cap Growth Portfolio	07	2004	13.327	14.885	0
Alliance Bernstein VP Small Cap Growth Portfolio	07	2003	10.000	13.327	0

Alliance Bernstein VP Small Cap Growth Portfolio	08	2005	14.835	15.160	0
Alliance Bernstein VP Small Cap Growth Portfolio	08	2004	13.309	14.835	0
Alliance Bernstein VP Small Cap Growth Portfolio	08	2003	10.000	13.309	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	18.108	21.459	1,238
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	14.859	18.108	1,240
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	10.565	14.859	395
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	10.565	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	18.027	21.320	5,284
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	14.823	18.027	5,477
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	10.561	14.823	5,846
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	10.561	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	18.007	21.286	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	14.814	18.007	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	10.560	14.814	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	10.560	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	17.946	21.182	4,966
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	14.787	17.946	5,693
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	10.557	14.787	4,701
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	10.557	0

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	17.926	21.147	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	14.778	17.926	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	10.556	14.778	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	10.556	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	17.866	21.044	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	14.751	17.866	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	10.553	14.751	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	10.553	0

Alliance Bernstein VP Worldwide Privatization Portfolio	07	2005	16.184	19.053	177
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2004	13.369	16.184	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2003	10.000	13.369	0

Alliance Bernstein VP Worldwide Privatization Portfolio	08	2005	16.130	18.950	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2004	13.352	16.130	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2003	10.000	13.352	0

Fidelity VIP Contrafund Portfolio	01	2005	13.625	15.624	36,069
Fidelity VIP Contrafund Portfolio	01	2004	12.037	13.625	36,385
Fidelity VIP Contrafund Portfolio	01	2003	9.552	12.037	21,248
Fidelity VIP Contrafund Portfolio	01	2002	10.000	9.552	7

Fidelity VIP Contrafund Portfolio	02	2005	13.564	15.523	148,990
Fidelity VIP Contrafund Portfolio	02	2004	12.008	13.564	161,702
Fidelity VIP Contrafund Portfolio	02	2003	9.548	12.008	87,452
Fidelity VIP Contrafund Portfolio	02	2002	10.000	9.548	0

Fidelity VIP Contrafund Portfolio	03	2005	13.549	15.498	1,280
Fidelity VIP Contrafund Portfolio	03	2004	12.000	13.549	1,196
Fidelity VIP Contrafund Portfolio	03	2003	9.547	12.000	1,112
Fidelity VIP Contrafund Portfolio	03	2002	10.000	9.547	0

Fidelity VIP Contrafund Portfolio	04	2005	13.504	15.422	82,977
Fidelity VIP Contrafund Portfolio	04	2004	11.978	13.504	76,483
Fidelity VIP Contrafund Portfolio	04	2003	9.544	11.978	70,970
Fidelity VIP Contrafund Portfolio	04	2002	10.000	9.544	0

Fidelity VIP Contrafund Portfolio	05	2005	13.489	15.397	0
Fidelity VIP Contrafund Portfolio	05	2004	11.971	13.489	0
Fidelity VIP Contrafund Portfolio	05	2003	9.543	11.971	0
Fidelity VIP Contrafund Portfolio	05	2002	10.000	9.543	0

Fidelity VIP Contrafund Portfolio	06	2005	13.443	15.322	1,039
Fidelity VIP Contrafund Portfolio	06	2004	11.949	13.443	1,978
Fidelity VIP Contrafund Portfolio	06	2003	9.540	11.949	0
Fidelity VIP Contrafund Portfolio	06	2002	10.000	9.540	0

Fidelity VIP Contrafund Portfolio	07	2005	13.494	15.372	1,051
Fidelity VIP Contrafund Portfolio	07	2004	12.001	13.494	924
Fidelity VIP Contrafund Portfolio	07	2003	10.000	12.001	0

Fidelity VIP Contrafund Portfolio	08	2005	13.449	15.289	0
Fidelity VIP Contrafund Portfolio	08	2004	11.985	13.449	0
Fidelity VIP Contrafund Portfolio	08	2003	10.000	11.985	0

Fidelity VIP Growth Portfolio	01	2005	12.826	13.302	168,904
Fidelity VIP Growth Portfolio	01	2004	12.653	12.826	167,541
Fidelity VIP Growth Portfolio	01	2003	9.711	12.653	100,560
Fidelity VIP Growth Portfolio	01	2002	10.000	9.711	125

Fidelity VIP Growth Portfolio	02	2005	12.769	13.216	98,522
Fidelity VIP Growth Portfolio	02	2004	12.622	12.769	98,420
Fidelity VIP Growth Portfolio	02	2003	9.708	12.622	78,677
Fidelity VIP Growth Portfolio	02	2002	10.000	9.708	0

Fidelity VIP Growth Portfolio	03	2005	12.754	13.194	2,862
Fidelity VIP Growth Portfolio	03	2004	12.615	12.754	3,208
Fidelity VIP Growth Portfolio	03	2003	9.707	12.615	2,945
Fidelity VIP Growth Portfolio	03	2002	10.000	9.707	0

Fidelity VIP Growth Portfolio	04	2005	12.711	13.130	231,283
Fidelity VIP Growth Portfolio	04	2004	12.592	12.711	237,760
Fidelity VIP Growth Portfolio	04	2003	9.704	12.592	150,733
Fidelity VIP Growth Portfolio	04	2002	10.000	9.704	205

Fidelity VIP Growth Portfolio	05	2005	12.697	13.109	0
Fidelity VIP Growth Portfolio	05	2004	12.584	12.697	0
Fidelity VIP Growth Portfolio	05	2003	9.703	12.584	0
Fidelity VIP Growth Portfolio	05	2002	10.000	9.703	0

Fidelity VIP Growth Portfolio	06	2005	12.654	13.045	29,569
Fidelity VIP Growth Portfolio	06	2004	12.561	12.654	33,892
Fidelity VIP Growth Portfolio	06	2003	9.700	12.561	13,480
Fidelity VIP Growth Portfolio	06	2002	10.000	9.700	0

Fidelity VIP Growth Portfolio	07	2005	11.943	12.305	55,904
Fidelity VIP Growth Portfolio	07	2004	11.861	11.943	54,155
Fidelity VIP Growth Portfolio	07	2003	10.000	11.861	28,876

Fidelity VIP Growth Portfolio	08	2005	11.903	12.239	336
Fidelity VIP Growth Portfolio	08	2004	11.846	11.903	1,079
Fidelity VIP Growth Portfolio	08	2003	10.000	11.846	258

Fidelity VIP Overseas Portfolio	01	2005	15.383	17.963	1,116
Fidelity VIP Overseas Portfolio	01	2004	13.811	15.383	1,117
Fidelity VIP Overseas Portfolio	01	2003	9.823	13.811	566
Fidelity VIP Overseas Portfolio	01	2002	10.000	9.823	0

Fidelity VIP Overseas Portfolio	02	2005	15.315	17.847	4,206
Fidelity VIP Overseas Portfolio	02	2004	13.778	15.315	4,382
Fidelity VIP Overseas Portfolio	02	2003	9.819	13.778	3,131
Fidelity VIP Overseas Portfolio	02	2002	10.000	9.819	0

Fidelity VIP Overseas Portfolio	03	2005	15.298	17.818	0
Fidelity VIP Overseas Portfolio	03	2004	13.769	15.298	0
Fidelity VIP Overseas Portfolio	03	2003	9.818	13.769	0
Fidelity VIP Overseas Portfolio	03	2002	10.000	9.818	0

Fidelity VIP Overseas Portfolio	04	2005	15.246	17.731	5,542
Fidelity VIP Overseas Portfolio	04	2004	13.744	15.246	5,858
Fidelity VIP Overseas Portfolio	04	2003	9.815	13.744	3,487
Fidelity VIP Overseas Portfolio	04	2002	10.000	9.815	146

Fidelity VIP Overseas Portfolio	05	2005	15.229	17.702	0
Fidelity VIP Overseas Portfolio	05	2004	13.736	15.229	0
Fidelity VIP Overseas Portfolio	05	2003	9.814	13.736	0
Fidelity VIP Overseas Portfolio	05	2002	10.000	9.814	0

Fidelity VIP Overseas Portfolio	06	2005	15.178	17.615	0
Fidelity VIP Overseas Portfolio	06	2004	13.711	15.178	0
Fidelity VIP Overseas Portfolio	06	2003	9.811	13.711	0
Fidelity VIP Overseas Portfolio	06	2002	10.000	9.811	0

Fidelity VIP Overseas Portfolio	07	2005	15.329	17.781	0
Fidelity VIP Overseas Portfolio	07	2004	13.854	15.329	0
Fidelity VIP Overseas Portfolio	07	2003	10.000	13.854	0

Fidelity VIP Overseas Portfolio	08	2005	15.277	17.685	0
Fidelity VIP Overseas Portfolio	08	2004	13.836	15.277	0
Fidelity VIP Overseas Portfolio	08	2003	10.000	13.836	0

First Eagle VFT Overseas Variable Series	01	2005	20.257	24.187	225,760
First Eagle VFT Overseas Variable Series	01	2004	16.171	20.257	227,728
First Eagle VFT Overseas Variable Series	01	2003	10.889	16.171	150,056
First Eagle VFT Overseas Variable Series	01	2002	10.000	10.889	199

First Eagle VFT Overseas Variable Series	02	2005	20.167	24.030	233,153
First Eagle VFT Overseas Variable Series	02	2004	16.132	20.167	220,776
First Eagle VFT Overseas Variable Series	02	2003	10.884	16.132	71,257
First Eagle VFT Overseas Variable Series	02	2002	10.000	10.884	0

First Eagle VFT Overseas Variable Series	03	2005	20.144	23.991	4,301
First Eagle VFT Overseas Variable Series	03	2004	16.122	20.144	5,205
First Eagle VFT Overseas Variable Series	03	2003	10.883	16.122	5,594
First Eagle VFT Overseas Variable Series	03	2002	10.000	10.883	0

First Eagle VFT Overseas Variable Series	04	2005	20.077	23.874	359,262
First Eagle VFT Overseas Variable Series	04	2004	16.092	20.077	386,768
First Eagle VFT Overseas Variable Series	04	2003	10.880	16.092	293,130
First Eagle VFT Overseas Variable Series	04	2002	10.000	10.880	0

First Eagle VFT Overseas Variable Series	05	2005	20.054	23.835	0
First Eagle VFT Overseas Variable Series	05	2004	16.083	20.054	0
First Eagle VFT Overseas Variable Series	05	2003	10.879	16.083	0
First Eagle VFT Overseas Variable Series	05	2002	10.000	10.879	0

First Eagle VFT Overseas Variable Series	06	2005	19.987	23.719	38,934
First Eagle VFT Overseas Variable Series	06	2004	16.053	19.987	46,680
First Eagle VFT Overseas Variable Series	06	2003	10.876	16.053	21,242
First Eagle VFT Overseas Variable Series	06	2002	10.000	10.876	0

First Eagle VFT Overseas Variable Series	07	2005	16.840	19.974	80,481
First Eagle VFT Overseas Variable Series	07	2004	13.533	16.840	84,232
First Eagle VFT Overseas Variable Series	07	2003	10.000	13.533	53,191

First Eagle VFT Overseas Variable Series	08	2005	16.784	19.867	459
First Eagle VFT Overseas Variable Series	08	2004	13.515	16.784	1,408
First Eagle VFT Overseas Variable Series	08	2003	10.000	13.515	482

Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2005	13.996	14.655	4,242
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2004	12.388	13.996	4,243
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2003	9.733	12.388	2,555
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2002	10.000	9.733	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2005	13.934	14.560	4,518
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2004	12.358	13.934	4,518
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2003	9.729	12.358	2,157
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2002	10.000	9.729	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2005	13.918	14.536	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2004	12.350	13.918	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2003	9.728	12.350	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2002	10.000	9.728	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2005	13.871	14.465	869
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2004	12.328	13.871	858
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2003	9.725	12.328	749
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2002	10.000	9.725	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2005	13.856	14.442	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2004	12.320	13.856	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2003	9.724	12.320	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2002	10.000	9.724	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2005	13.809	14.371	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2004	12.297	13.809	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2003	9.721	12.297	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2002	10.000	9.721	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2005	13.487	14.028	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2004	12.017	13.487	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2003	10.000	12.017	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2005	13.442	13.953	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2004	12.001	13.442	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2003	10.000	12.001	0

Goldman Sachs VIT Capital Growth Fund	01	2005	12.496	12.646	6,034
Goldman Sachs VIT Capital Growth Fund	01	2004	11.654	12.496	8,618
Goldman Sachs VIT Capital Growth Fund	01	2003	9.581	11.654	5,469
Goldman Sachs VIT Capital Growth Fund	01	2002	10.000	9.581	0

Goldman Sachs VIT Capital Growth Fund	02	2005	12.440	12.564	549
Goldman Sachs VIT Capital Growth Fund	02	2004	11.625	12.440	5,450
Goldman Sachs VIT Capital Growth Fund	02	2003	9.577	11.625	7,910
Goldman Sachs VIT Capital Growth Fund	02	2002	10.000	9.577	0

Goldman Sachs VIT Capital Growth Fund	03	2005	12.426	12.543	0
Goldman Sachs VIT Capital Growth Fund	03	2004	11.618	12.426	0
Goldman Sachs VIT Capital Growth Fund	03	2003	9.576	11.618	0
Goldman Sachs VIT Capital Growth Fund	03	2002	10.000	9.576	0

Goldman Sachs VIT Capital Growth Fund	04	2005	12.385	12.482	98
Goldman Sachs VIT Capital Growth Fund	04	2004	11.597	12.385	98
Goldman Sachs VIT Capital Growth Fund	04	2003	9.573	11.597	99
Goldman Sachs VIT Capital Growth Fund	04	2002	10.000	9.573	0

Goldman Sachs VIT Capital Growth Fund	05	2005	12.371	12.462	0
Goldman Sachs VIT Capital Growth Fund	05	2004	11.590	12.371	0
Goldman Sachs VIT Capital Growth Fund	05	2003	9.572	11.590	0
Goldman Sachs VIT Capital Growth Fund	05	2002	10.000	9.572	0

Goldman Sachs VIT Capital Growth Fund	06	2005	12.329	12.401	0
Goldman Sachs VIT Capital Growth Fund	06	2004	11.569	12.329	0
Goldman Sachs VIT Capital Growth Fund	06	2003	9.569	11.569	0
Goldman Sachs VIT Capital Growth Fund	06	2002	10.000	9.569	0

Goldman Sachs VIT Capital Growth Fund	07	2005	12.008	12.072	0
Goldman Sachs VIT Capital Growth Fund	07	2004	11.273	12.008	0
Goldman Sachs VIT Capital Growth Fund	07	2003	10.000	11.273	0

Goldman Sachs VIT Capital Growth Fund	08	2005	11.968	12.007	0
Goldman Sachs VIT Capital Growth Fund	08	2004	11.259	11.968	0
Goldman Sachs VIT Capital Growth Fund	08	2003	10.000	11.259	0

Lord Abbett Series Fund Growth and Income	01	2005	14.314	14.528	236,693
Lord Abbett Series Fund Growth and Income	01	2004	12.926	14.314	244,533
Lord Abbett Series Fund Growth and Income	01	2003	10.037	12.926	142,809
Lord Abbett Series Fund Growth and Income	01	2002	10.000	10.037	124

Lord Abbett Series Fund Growth and Income	02	2005	14.250	14.434	125,114
Lord Abbett Series Fund Growth and Income	02	2004	12.895	14.250	148,394
Lord Abbett Series Fund Growth and Income	02	2003	10.033	12.895	136,247
Lord Abbett Series Fund Growth and Income	02	2002	10.000	10.033	0

Lord Abbett Series Fund Growth and Income	03	2005	14.234	14.410	3,904
Lord Abbett Series Fund Growth and Income	03	2004	12.887	14.234	5,717
Lord Abbett Series Fund Growth and Income	03	2003	10.032	12.887	4,294
Lord Abbett Series Fund Growth and Income	03	2002	10.000	10.032	0

Lord Abbett Series Fund Growth and Income	04	2005	14.186	14.340	272,878
Lord Abbett Series Fund Growth and Income	04	2004	12.863	14.186	273,256
Lord Abbett Series Fund Growth and Income	04	2003	10.029	12.863	202,425
Lord Abbett Series Fund Growth and Income	04	2002	10.000	10.029	218

Lord Abbett Series Fund Growth and Income	05	2005	14.170	14.317	0
Lord Abbett Series Fund Growth and Income	05	2004	12.856	14.170	0
Lord Abbett Series Fund Growth and Income	05	2003	10.028	12.856	0
Lord Abbett Series Fund Growth and Income	05	2002	10.000	10.028	0

Lord Abbett Series Fund Growth and Income	06	2005	14.122	14.247	33,963
Lord Abbett Series Fund Growth and Income	06	2004	12.832	14.122	37,878
Lord Abbett Series Fund Growth and Income	06	2003	10.025	12.832	20,696
Lord Abbett Series Fund Growth and Income	06	2002	10.000	10.025	0

Lord Abbett Series Fund Growth and Income	07	2005	13.121	13.230	52,993
Lord Abbett Series Fund Growth and Income	07	2004	11.929	13.121	49,576
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.929	28,915

Lord Abbett Series Fund Growth and Income	08	2005	13.077	13.158	315
Lord Abbett Series Fund Growth and Income	08	2004	11.913	13.077	988
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.913	259

Lord Abbett Series Fund International	01	2005	16.987	21.146	2,633
Lord Abbett Series Fund International	01	2004	14.317	16.987	4,320
Lord Abbett Series Fund International	01	2003	10.311	14.317	775
Lord Abbett Series Fund International	01	2002	10.000	10.311	0

Lord Abbett Series Fund International	02	2005	16.911	21.009	657
Lord Abbett Series Fund International	02	2004	14.282	16.911	658
Lord Abbett Series Fund International	02	2003	10.307	14.282	659
Lord Abbett Series Fund International	02	2002	10.000	10.307	0

Lord Abbett Series Fund International	03	2005	16.892	20.975	0
Lord Abbett Series Fund International	03	2004	14.273	16.892	0
Lord Abbett Series Fund International	03	2003	10.305	14.273	0
Lord Abbett Series Fund International	03	2002	10.000	10.305	0

Lord Abbett Series Fund International	04	2005	16.835	20.872	1,249
Lord Abbett Series Fund International	04	2004	14.247	16.835	1,158
Lord Abbett Series Fund International	04	2003	10.302	14.247	1,531
Lord Abbett Series Fund International	04	2002	10.000	10.302	0

Lord Abbett Series Fund International	05	2005	16.817	20.839	0
Lord Abbett Series Fund International	05	2004	14.239	16.817	0
Lord Abbett Series Fund International	05	2003	10.301	14.239	0
Lord Abbett Series Fund International	05	2002	10.000	10.301	0

Lord Abbett Series Fund International	06	2005	16.760	20.737	0
Lord Abbett Series Fund International	06	2004	14.213	16.760	0
Lord Abbett Series Fund International	06	2003	10.298	14.213	0
Lord Abbett Series Fund International	06	2002	10.000	10.298	0

Lord Abbett Series Fund International	07	2005	15.289	18.907	183
Lord Abbett Series Fund International	07	2004	12.972	15.289	0
Lord Abbett Series Fund International	07	2003	10.000	12.972	0

Lord Abbett Series Fund International	08	2005	15.238	18.805	0
Lord Abbett Series Fund International	08	2004	12.955	15.238	0
Lord Abbett Series Fund International	08	2003	10.000	12.955	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.297	16.274	143,330
Lord Abbett Series Fund Mid Cap Value	01	2004	12.545	15.297	142,388
Lord Abbett Series Fund Mid Cap Value	01	2003	10.230	12.545	105,298
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	10.230	91

Lord Abbett Series Fund Mid Cap Value	02	2005	15.228	16.168	68,988
Lord Abbett Series Fund Mid Cap Value	02	2004	12.515	15.228	87,681
Lord Abbett Series Fund Mid Cap Value	02	2003	10.226	12.515	68,592
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	10.226	0

Lord Abbett Series Fund Mid Cap Value	03	2005	15.211	16.142	3,242
Lord Abbett Series Fund Mid Cap Value	03	2004	12.507	15.211	4,448
Lord Abbett Series Fund Mid Cap Value	03	2003	10.225	12.507	3,938
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	10.225	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.160	16.063	202,651
Lord Abbett Series Fund Mid Cap Value	04	2004	12.484	15.160	216,688
Lord Abbett Series Fund Mid Cap Value	04	2003	10.222	12.484	154,314
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	10.222	0

Lord Abbett Series Fund Mid Cap Value	05	2005	15.143	16.037	0
Lord Abbett Series Fund Mid Cap Value	05	2004	12.477	15.143	0
Lord Abbett Series Fund Mid Cap Value	05	2003	10.221	12.477	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	10.221	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.092	15.958	30,277
Lord Abbett Series Fund Mid Cap Value	06	2004	12.454	15.092	36,242
Lord Abbett Series Fund Mid Cap Value	06	2003	10.218	12.454	18,050
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	10.218	0

Lord Abbett Series Fund Mid Cap Value	07	2005	14.651	15.484	44,957
Lord Abbett Series Fund Mid Cap Value	07	2004	12.096	14.651	44,388
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.096	27,073

Lord Abbett Series Fund Mid Cap Value	08	2005	14.601	15.400	201
Lord Abbett Series Fund Mid Cap Value	08	2004	12.080	14.601	1,054
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.080	190

MFS/Sun Life Capital Appreciation Series S Class	01	2005	13.052	12.913	2,857
MFS/Sun Life Capital Appreciation Series S Class	01	2004	11.986	13.052	3,717
MFS/Sun Life Capital Appreciation Series S Class	01	2003	9.500	11.986	1,034
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	9.500	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	12.994	12.829	2,547
MFS/Sun Life Capital Appreciation Series S Class	02	2004	11.957	12.994	2,221
MFS/Sun Life Capital Appreciation Series S Class	02	2003	9.496	11.957	1,163
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	9.496	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	12.980	12.808	184
MFS/Sun Life Capital Appreciation Series S Class	03	2004	11.950	12.980	169
MFS/Sun Life Capital Appreciation Series S Class	03	2003	9.495	11.950	79
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	9.495	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	12.936	12.745	0
MFS/Sun Life Capital Appreciation Series S Class	04	2004	11.928	12.936	0
MFS/Sun Life Capital Appreciation Series S Class	04	2003	9.493	11.928	0
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	9.493	0

MFS/Sun Life Capital Appreciation Series S Class	05	2005	12.922	12.725	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	11.921	12.922	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	9.492	11.921	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	9.492	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	12.878	12.662	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	11.899	12.878	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	9.489	11.899	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	9.489	0

MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.180	11.970	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.259	12.180	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.000	11.259	0

MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.139	11.905	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.245	12.139	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.000	11.245	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	13.666	14.630	11,740
MFS/Sun Life Emerging Growth Series S Class	01	2004	12.307	13.666	11,752
MFS/Sun Life Emerging Growth Series S Class	01	2003	9.547	12.307	7,722
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	9.547	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	13.605	14.535	4,229
MFS/Sun Life Emerging Growth Series S Class	02	2004	12.277	13.605	5,283
MFS/Sun Life Emerging Growth Series S Class	02	2003	9.543	12.277	4,745
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	9.543	0

MFS/Sun Life Emerging Growth Series S Class	03	2005	13.590	14.511	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	12.270	13.590	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	9.542	12.270	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	9.542	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	13.544	14.440	7,085
MFS/Sun Life Emerging Growth Series S Class	04	2004	12.248	13.544	8,068
MFS/Sun Life Emerging Growth Series S Class	04	2003	9.540	12.248	8,064
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	9.540	0

MFS/Sun Life Emerging Growth Series S Class	05	2005	13.529	14.417	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	12.240	13.529	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	9.539	12.240	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	9.539	0

MFS/Sun Life Emerging Growth Series S Class	06	2005	13.483	14.346	0
MFS/Sun Life Emerging Growth Series S Class	06	2004	12.218	13.483	836
MFS/Sun Life Emerging Growth Series S Class	06	2003	9.536	12.218	903
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	9.536	0

MFS/Sun Life Emerging Growth Series S Class	07	2005	12.695	13.501	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.509	12.695	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.000	11.509	0

MFS/Sun Life Emerging Growth Series S Class	08	2005	12.652	13.428	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.494	12.652	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.000	11.494	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.423	10.452	39,677
MFS/Sun Life Government Securities Series S Class	01	2004	10.240	10.423	72,920
MFS/Sun Life Government Securities Series S Class	01	2003	10.226	10.240	102,558
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.226	0

MFS/Sun Life Government Securities Series S Class	02	2005	10.376	10.384	57,973
MFS/Sun Life Government Securities Series S Class	02	2004	10.215	10.376	63,099
MFS/Sun Life Government Securities Series S Class	02	2003	10.222	10.215	68,222
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.222	434

MFS/Sun Life Government Securities Series S Class	03	2005	10.365	10.367	4,273
MFS/Sun Life Government Securities Series S Class	03	2004	10.209	10.365	4,551
MFS/Sun Life Government Securities Series S Class	03	2003	10.221	10.209	631
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.221	0

MFS/Sun Life Government Securities Series S Class	04	2005	10.330	10.316	25,924
MFS/Sun Life Government Securities Series S Class	04	2004	10.190	10.330	34,530
MFS/Sun Life Government Securities Series S Class	04	2003	10.218	10.190	36,090
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.218	0

MFS/Sun Life Government Securities Series S Class	05	2005	10.318	10.300	0
MFS/Sun Life Government Securities Series S Class	05	2004	10.184	10.318	0
MFS/Sun Life Government Securities Series S Class	05	2003	10.217	10.184	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.217	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.284	10.249	0
MFS/Sun Life Government Securities Series S Class	06	2004	10.165	10.284	0
MFS/Sun Life Government Securities Series S Class	06	2003	10.214	10.165	0
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.214	0

MFS/Sun Life Government Securities Series S Class	07	2005	9.959	9.920	0
MFS/Sun Life Government Securities Series S Class	07	2004	9.849	9.959	0
MFS/Sun Life Government Securities Series S Class	07	2003	10.000	9.849	0

MFS/Sun Life Government Securities Series S Class	08	2005	9.925	9.867	0
MFS/Sun Life Government Securities Series S Class	08	2004	9.836	9.925	0
MFS/Sun Life Government Securities Series S Class	08	2003	10.000	9.836	0

MFS/Sun Life High Yield Series S Class	01	2005	13.600	13.628	7,113
MFS/Sun Life High Yield Series S Class	01	2004	12.650	13.600	6,835
MFS/Sun Life High Yield Series S Class	01	2003	10.617	12.650	5,024
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.617	0

MFS/Sun Life High Yield Series S Class	02	2005	13.539	13.539	18,824
MFS/Sun Life High Yield Series S Class	02	2004	12.619	13.539	17,501
MFS/Sun Life High Yield Series S Class	02	2003	10.613	12.619	19,845
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.613	415

MFS/Sun Life High Yield Series S Class	03	2005	13.524	13.517	0
MFS/Sun Life High Yield Series S Class	03	2004	12.612	13.524	0
MFS/Sun Life High Yield Series S Class	03	2003	10.612	12.612	0
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.612	0

MFS/Sun Life High Yield Series S Class	04	2005	13.478	13.451	9,777
MFS/Sun Life High Yield Series S Class	04	2004	12.589	13.478	9,792
MFS/Sun Life High Yield Series S Class	04	2003	10.609	12.589	9,547
MFS/Sun Life High Yield Series S Class	04	2002	10.000	10.609	145

MFS/Sun Life High Yield Series S Class	05	2005	13.463	13.430	0
MFS/Sun Life High Yield Series S Class	05	2004	12.581	13.463	0
MFS/Sun Life High Yield Series S Class	05	2003	10.608	12.581	0
MFS/Sun Life High Yield Series S Class	05	2002	10.000	10.608	0

MFS/Sun Life High Yield Series S Class	06	2005	13.418	13.364	0
MFS/Sun Life High Yield Series S Class	06	2004	12.558	13.418	0
MFS/Sun Life High Yield Series S Class	06	2003	10.604	12.558	0
MFS/Sun Life High Yield Series S Class	06	2002	10.000	10.604	0

MFS/Sun Life High Yield Series S Class	07	2005	11.646	11.593	0
MFS/Sun Life High Yield Series S Class	07	2004	10.905	11.646	0
MFS/Sun Life High Yield Series S Class	07	2003	10.000	10.905	0

MFS/Sun Life High Yield Series S Class	08	2005	11.607	11.531	0
MFS/Sun Life High Yield Series S Class	08	2004	10.891	11.607	0
MFS/Sun Life High Yield Series S Class	08	2003	10.000	10.891	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	12.103	12.392	19,427
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	11.259	12.103	19,429
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	9.324	11.259	19,398
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	9.324	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	12.049	12.312	4,896
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	11.232	12.049	8,289
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	9.320	11.232	8,279
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	9.320	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	12.035	12.292	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	11.225	12.035	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	9.319	11.225	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	9.319	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	11.995	12.232	16,235
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	11.204	11.995	19,135
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	9.316	11.204	21,067
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	9.316	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	11.981	12.212	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	11.198	11.981	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	9.315	11.198	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	9.315	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	11.941	12.152	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	11.177	11.941	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	9.313	11.177	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	9.313	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.832	12.035	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.081	11.832	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.000	11.081	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.792	11.970	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.066	11.792	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.000	11.066	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	12.698	13.409	8,651
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	11.561	12.698	8,224
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	9.604	11.561	56,202
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	9.604	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	12.641	13.322	3,680
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	11.533	12.641	3,684
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	9.601	11.533	2,920
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	9.601	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	12.627	13.300	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	11.526	12.627	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	9.600	11.526	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	9.600	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	12.584	13.235	5,282
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	11.505	12.584	5,121
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	9.597	11.505	5,076
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	9.597	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	12.570	13.214	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	11.498	12.570	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	9.596	11.498	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	9.596	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	12.528	13.149	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	11.477	12.528	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	9.593	11.477	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	9.593	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2005	12.391	12.999	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2004	11.357	12.391	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2003	10.000	11.357	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2005	12.350	12.929	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2004	11.342	12.350	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2003	10.000	11.342	0

MFS/Sun Life New Discovery Series S Class	01	2005	13.535	13.965	146,825
MFS/Sun Life New Discovery Series S Class	01	2004	12.843	13.535	146,755
MFS/Sun Life New Discovery Series S Class	01	2003	9.677	12.843	88,634
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	9.677	143

MFS/Sun Life New Discovery Series S Class	02	2005	13.474	13.874	70,756
MFS/Sun Life New Discovery Series S Class	02	2004	12.812	13.474	75,354
MFS/Sun Life New Discovery Series S Class	02	2003	9.673	12.812	53,495
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	9.673	0

MFS/Sun Life New Discovery Series S Class	03	2005	13.459	13.852	2,826
MFS/Sun Life New Discovery Series S Class	03	2004	12.804	13.459	3,246
MFS/Sun Life New Discovery Series S Class	03	2003	9.672	12.804	3,093
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	9.672	0

MFS/Sun Life New Discovery Series S Class	04	2005	13.414	13.784	236,690
MFS/Sun Life New Discovery Series S Class	04	2004	12.780	13.414	243,963
MFS/Sun Life New Discovery Series S Class	04	2003	9.669	12.780	156,297
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	9.669	0

MFS/Sun Life New Discovery Series S Class	05	2005	13.399	13.762	0
MFS/Sun Life New Discovery Series S Class	05	2004	12.773	13.399	0
MFS/Sun Life New Discovery Series S Class	05	2003	9.668	12.773	0
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	9.668	0

MFS/Sun Life New Discovery Series S Class	06	2005	13.354	13.694	29,041
MFS/Sun Life New Discovery Series S Class	06	2004	12.749	13.354	33,223
MFS/Sun Life New Discovery Series S Class	06	2003	9.665	12.749	13,148
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	9.665	0

MFS/Sun Life New Discovery Series S Class	07	2005	12.887	13.209	55,779
MFS/Sun Life New Discovery Series S Class	07	2004	12.310	12.887	54,496
MFS/Sun Life New Discovery Series S Class	07	2003	10.000	12.310	29,671

MFS/Sun Life New Discovery Series S Class	08	2005	12.844	13.137	352
MFS/Sun Life New Discovery Series S Class	08	2004	12.294	12.844	917
MFS/Sun Life New Discovery Series S Class	08	2003	10.000	12.294	277

MFS/Sun Life Total Return Series S Class	01	2005	12.746	12.883	474,516
MFS/Sun Life Total Return Series S Class	01	2004	11.667	12.746	510,551
MFS/Sun Life Total Return Series S Class	01	2003	10.159	11.667	215,576
MFS/Sun Life Total Return Series S Class	01	2002	10.000	10.159	0

MFS/Sun Life Total Return Series S Class	02	2005	12.690	12.799	260,003
MFS/Sun Life Total Return Series S Class	02	2004	11.639	12.690	298,843
MFS/Sun Life Total Return Series S Class	02	2003	10.155	11.639	139,561
MFS/Sun Life Total Return Series S Class	02	2002	10.000	10.155	428

MFS/Sun Life Total Return Series S Class	03	2005	12.675	12.778	8,464
MFS/Sun Life Total Return Series S Class	03	2004	11.632	12.675	19,736
MFS/Sun Life Total Return Series S Class	03	2003	10.154	11.632	12,139
MFS/Sun Life Total Return Series S Class	03	2002	10.000	10.154	0

MFS/Sun Life Total Return Series S Class	04	2005	12.633	12.716	854,088
MFS/Sun Life Total Return Series S Class	04	2004	11.611	12.633	884,221
MFS/Sun Life Total Return Series S Class	04	2003	10.151	11.611	516,383
MFS/Sun Life Total Return Series S Class	04	2002	10.000	10.151	74

MFS/Sun Life Total Return Series S Class	05	2005	12.619	12.695	0
MFS/Sun Life Total Return Series S Class	05	2004	11.604	12.619	0
MFS/Sun Life Total Return Series S Class	05	2003	10.150	11.604	0
MFS/Sun Life Total Return Series S Class	05	2002	10.000	10.150	0

MFS/Sun Life Total Return Series S Class	06	2005	12.576	12.633	174,893
MFS/Sun Life Total Return Series S Class	06	2004	11.582	12.576	176,192
MFS/Sun Life Total Return Series S Class	06	2003	10.147	11.582	129,052
MFS/Sun Life Total Return Series S Class	06	2002	10.000	10.147	0

MFS/Sun Life Total Return Series S Class	07	2005	11.920	11.968	208,137
MFS/Sun Life Total Return Series S Class	07	2004	10.983	11.920	187,911
MFS/Sun Life Total Return Series S Class	07	2003	10.000	10.983	109,775

MFS/Sun Life Total Return Series S Class	08	2005	11.880	11.903	21,848
MFS/Sun Life Total Return Series S Class	08	2004	10.969	11.880	27,255
MFS/Sun Life Total Return Series S Class	08	2003	10.000	10.969	24,807

MFS/Sun Life Utilities Series S Class	01	2005	18.669	21.468	1,619
MFS/Sun Life Utilities Series S Class	01	2004	14.608	18.669	1,505
MFS/Sun Life Utilities Series S Class	01	2003	10.924	14.608	853
MFS/Sun Life Utilities Series S Class	01	2002	10.000	10.924	0

MFS/Sun Life Utilities Series S Class	02	2005	18.586	21.329	3,602
MFS/Sun Life Utilities Series S Class	02	2004	14.573	18.586	7,245
MFS/Sun Life Utilities Series S Class	02	2003	10.920	14.573	5,136
MFS/Sun Life Utilities Series S Class	02	2002	10.000	10.920	0

MFS/Sun Life Utilities Series S Class	03	2005	18.565	21.294	0
MFS/Sun Life Utilities Series S Class	03	2004	14.564	18.565	0
MFS/Sun Life Utilities Series S Class	03	2003	10.919	14.564	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	10.919	0

MFS/Sun Life Utilities Series S Class	04	2005	18.503	21.190	4,639
MFS/Sun Life Utilities Series S Class	04	2004	14.537	18.503	2,711
MFS/Sun Life Utilities Series S Class	04	2003	10.916	14.537	2,698
MFS/Sun Life Utilities Series S Class	04	2002	10.000	10.916	0

MFS/Sun Life Utilities Series S Class	05	2005	18.482	21.156	0
MFS/Sun Life Utilities Series S Class	05	2004	14.528	18.482	0
MFS/Sun Life Utilities Series S Class	05	2003	10.915	14.528	0
MFS/Sun Life Utilities Series S Class	05	2002	10.000	10.915	0

MFS/Sun Life Utilities Series S Class	06	2005	18.420	21.052	2,244
MFS/Sun Life Utilities Series S Class	06	2004	14.502	18.420	2,357
MFS/Sun Life Utilities Series S Class	06	2003	10.911	14.502	2,516
MFS/Sun Life Utilities Series S Class	06	2002	10.000	10.911	0

MFS/Sun Life Utilities Series S Class	07	2005	15.200	17.363	202
MFS/Sun Life Utilities Series S Class	07	2004	11.973	15.200	0
MFS/Sun Life Utilities Series S Class	07	2003	10.000	11.973	0

MFS/Sun Life Utilities Series S Class	08	2005	15.149	17.269	0
MFS/Sun Life Utilities Series S Class	08	2004	11.957	15.149	0
MFS/Sun Life Utilities Series S Class	08	2003	10.000	11.957	0

PIMCO Emerging Markets Bond Portfolio	01	2005	15.986	17.409	133,787
PIMCO Emerging Markets Bond Portfolio	01	2004	14.505	15.986	131,735
PIMCO Emerging Markets Bond Portfolio	01	2003	11.204	14.505	82,873
PIMCO Emerging Markets Bond Portfolio	01	2002	10.000	11.204	210

PIMCO Emerging Markets Bond Portfolio	02	2005	15.914	17.297	69,946
PIMCO Emerging Markets Bond Portfolio	02	2004	14.469	15.914	68,190
PIMCO Emerging Markets Bond Portfolio	02	2003	11.200	14.469	55,477
PIMCO Emerging Markets Bond Portfolio	02	2002	10.000	11.200	0

PIMCO Emerging Markets Bond Portfolio	03	2005	15.897	17.268	2,503
PIMCO Emerging Markets Bond Portfolio	03	2004	14.461	15.897	2,878
PIMCO Emerging Markets Bond Portfolio	03	2003	11.199	14.461	2,891
PIMCO Emerging Markets Bond Portfolio	03	2002	10.000	11.199	0

PIMCO Emerging Markets Bond Portfolio	04	2005	15.843	17.184	267,601
PIMCO Emerging Markets Bond Portfolio	04	2004	14.434	15.843	273,338
PIMCO Emerging Markets Bond Portfolio	04	2003	11.196	14.434	196,079
PIMCO Emerging Markets Bond Portfolio	04	2002	10.000	11.196	0

PIMCO Emerging Markets Bond Portfolio	05	2005	15.825	17.156	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.425	15.825	0
PIMCO Emerging Markets Bond Portfolio	05	2003	11.195	14.425	0
PIMCO Emerging Markets Bond Portfolio	05	2002	10.000	11.195	0

PIMCO Emerging Markets Bond Portfolio	06	2005	15.772	17.072	32,316
PIMCO Emerging Markets Bond Portfolio	06	2004	14.399	15.772	37,420
PIMCO Emerging Markets Bond Portfolio	06	2003	11.191	14.399	15,524
PIMCO Emerging Markets Bond Portfolio	06	2002	10.000	11.191	0

PIMCO Emerging Markets Bond Portfolio	07	2005	11.626	12.578	71,636
PIMCO Emerging Markets Bond Portfolio	07	2004	10.619	11.626	69,375
PIMCO Emerging Markets Bond Portfolio	07	2003	10.000	10.619	38,867

PIMCO Emerging Markets Bond Portfolio	08	2005	11.587	12.510	380
PIMCO Emerging Markets Bond Portfolio	08	2004	10.605	11.587	1,550
PIMCO Emerging Markets Bond Portfolio	08	2003	10.000	10.605	320

PIMCO High Yield Portfolio	01	2005	14.306	14.644	191,914
PIMCO High Yield Portfolio	01	2004	13.284	14.306	178,844
PIMCO High Yield Portfolio	01	2003	10.995	13.284	112,333
PIMCO High Yield Portfolio	01	2002	10.000	10.995	150

PIMCO High Yield Portfolio	02	2005	14.242	14.549	85,390
PIMCO High Yield Portfolio	02	2004	13.251	14.242	92,892
PIMCO High Yield Portfolio	02	2003	10.990	13.251	70,867
PIMCO High Yield Portfolio	02	2002	10.000	10.990	0

PIMCO High Yield Portfolio	03	2005	14.226	14.525	3,802
PIMCO High Yield Portfolio	03	2004	13.243	14.226	4,086
PIMCO High Yield Portfolio	03	2003	10.989	13.243	4,032
PIMCO High Yield Portfolio	03	2002	10.000	10.989	0

PIMCO High Yield Portfolio	04	2005	14.178	14.454	322,665
PIMCO High Yield Portfolio	04	2004	13.219	14.178	315,577
PIMCO High Yield Portfolio	04	2003	10.986	13.219	212,316
PIMCO High Yield Portfolio	04	2002	10.000	10.986	0

PIMCO High Yield Portfolio	05	2005	14.163	14.431	0
PIMCO High Yield Portfolio	05	2004	13.211	14.163	0
PIMCO High Yield Portfolio	05	2003	10.985	13.211	0
PIMCO High Yield Portfolio	05	2002	10.000	10.985	0

PIMCO High Yield Portfolio	06	2005	14.115	14.360	45,693
PIMCO High Yield Portfolio	06	2004	13.187	14.115	50,495
PIMCO High Yield Portfolio	06	2003	10.981	13.187	20,306
PIMCO High Yield Portfolio	06	2002	10.000	10.981	0

PIMCO High Yield Portfolio	07	2005	11.505	11.699	91,373
PIMCO High Yield Portfolio	07	2004	10.755	11.505	83,858
PIMCO High Yield Portfolio	07	2003	10.000	10.755	46,148

PIMCO High Yield Portfolio	08	2005	11.467	11.636	496
PIMCO High Yield Portfolio	08	2004	10.741	11.467	1,758
PIMCO High Yield Portfolio	08	2003	10.000	10.741	385

PIMCO Real Return Portfolio	01	2005	11.978	12.022	61,921
PIMCO Real Return Portfolio	01	2004	11.188	11.978	66,470
PIMCO Real Return Portfolio	01	2003	10.456	11.188	61,580
PIMCO Real Return Portfolio	01	2002	10.000	10.456	0

PIMCO Real Return Portfolio	02	2005	11.925	11.944	85,704
PIMCO Real Return Portfolio	02	2004	11.161	11.925	106,682
PIMCO Real Return Portfolio	02	2003	10.451	11.161	74,769
PIMCO Real Return Portfolio	02	2002	10.000	10.451	0

PIMCO Real Return Portfolio	03	2005	11.911	11.925	2,193
PIMCO Real Return Portfolio	03	2004	11.154	11.911	3,012
PIMCO Real Return Portfolio	03	2003	10.450	11.154	3,011
PIMCO Real Return Portfolio	03	2002	10.000	10.450	0

PIMCO Real Return Portfolio	04	2005	11.871	11.866	17,602
PIMCO Real Return Portfolio	04	2004	11.133	11.871	17,418
PIMCO Real Return Portfolio	04	2003	10.447	11.133	15,012
PIMCO Real Return Portfolio	04	2002	10.000	10.447	0

PIMCO Real Return Portfolio	05	2005	11.858	11.847	0
PIMCO Real Return Portfolio	05	2004	11.127	11.858	0
PIMCO Real Return Portfolio	05	2003	10.446	11.127	0
PIMCO Real Return Portfolio	05	2002	10.000	10.446	0

PIMCO Real Return Portfolio	06	2005	11.818	11.789	0
PIMCO Real Return Portfolio	06	2004	11.106	11.818	0
PIMCO Real Return Portfolio	06	2003	10.443	11.106	0
PIMCO Real Return Portfolio	06	2002	10.000	10.443	0

PIMCO Real Return Portfolio	07	2005	10.810	10.778	0
PIMCO Real Return Portfolio	07	2004	10.164	10.810	0
PIMCO Real Return Portfolio	07	2003	10.000	10.164	0

PIMCO Real Return Portfolio	08	2005	10.773	10.719	0
PIMCO Real Return Portfolio	08	2004	10.151	10.773	0
PIMCO Real Return Portfolio	08	2003	10.000	10.151	0

PIMCO Total Return Portfolio	01	2005	11.093	11.173	411,035
PIMCO Total Return Portfolio	01	2004	10.759	11.093	400,890
PIMCO Total Return Portfolio	01	2003	10.420	10.759	273,604
PIMCO Total Return Portfolio	01	2002	10.000	10.420	828

PIMCO Total Return Portfolio	02	2005	11.044	11.100	211,519
PIMCO Total Return Portfolio	02	2004	10.733	11.044	247,395
PIMCO Total Return Portfolio	02	2003	10.415	10.733	184,267
PIMCO Total Return Portfolio	02	2002	10.000	10.415	0

PIMCO Total Return Portfolio	03	2005	11.031	11.082	5,760
PIMCO Total Return Portfolio	03	2004	10.726	11.031	6,836
PIMCO Total Return Portfolio	03	2003	10.414	10.726	6,539
PIMCO Total Return Portfolio	03	2002	10.000	10.414	0

PIMCO Total Return Portfolio	04	2005	10.994	11.028	539,747
PIMCO Total Return Portfolio	04	2004	10.707	10.994	526,303
PIMCO Total Return Portfolio	04	2003	10.411	10.707	361,680
PIMCO Total Return Portfolio	04	2002	10.000	10.411	0

PIMCO Total Return Portfolio	05	2005	10.982	11.010	0
PIMCO Total Return Portfolio	05	2004	10.700	10.982	0
PIMCO Total Return Portfolio	05	2003	10.410	10.700	0
PIMCO Total Return Portfolio	05	2002	10.000	10.410	0

PIMCO Total Return Portfolio	06	2005	10.945	10.956	86,638
PIMCO Total Return Portfolio	06	2004	10.681	10.945	103,233
PIMCO Total Return Portfolio	06	2003	10.407	10.681	38,066
PIMCO Total Return Portfolio	06	2002	10.000	10.407	0

PIMCO Total Return Portfolio	07	2005	10.207	10.213	126,129
PIMCO Total Return Portfolio	07	2004	9.966	10.207	112,891
PIMCO Total Return Portfolio	07	2003	10.000	9.966	55,735

PIMCO Total Return Portfolio	08	2005	10.173	10.158	516
PIMCO Total Return Portfolio	08	2004	9.953	10.173	4,706
PIMCO Total Return Portfolio	08	2003	10.000	9.953	374

Rydex VT Nova Fund	01	2005	14.739	15.064	0
Rydex VT Nova Fund	01	2004	13.082	14.739	0
Rydex VT Nova Fund	01	2003	9.561	13.082	1,124
Rydex VT Nova Fund	01	2002	10.000	9.561	0

Rydex VT Nova Fund	02	2005	14.673	14.966	707
Rydex VT Nova Fund	02	2004	13.050	14.673	707
Rydex VT Nova Fund	02	2003	9.557	13.050	704
Rydex VT Nova Fund	02	2002	10.000	9.557	0

Rydex VT Nova Fund	03	2005	14.657	14.942	0
Rydex VT Nova Fund	03	2004	13.042	14.657	0
Rydex VT Nova Fund	03	2003	9.556	13.042	0
Rydex VT Nova Fund	03	2002	10.000	9.556	0

Rydex VT Nova Fund	04	2005	14.607	14.869	48
Rydex VT Nova Fund	04	2004	13.018	14.607	48
Rydex VT Nova Fund	04	2003	9.553	13.018	48
Rydex VT Nova Fund	04	2002	10.000	9.553	0

Rydex VT Nova Fund	05	2005	14.591	14.845	0
Rydex VT Nova Fund	05	2004	13.010	14.591	0
Rydex VT Nova Fund	05	2003	9.552	13.010	0
Rydex VT Nova Fund	05	2002	10.000	9.552	0

Rydex VT Nova Fund	06	2005	14.542	14.772	0
Rydex VT Nova Fund	06	2004	12.986	14.542	0
Rydex VT Nova Fund	06	2003	9.549	12.986	0
Rydex VT Nova Fund	06	2002	10.000	9.549	0

Rydex VT Nova Fund	07	2005	14.018	14.233	0
Rydex VT Nova Fund	07	2004	12.525	14.018	0
Rydex VT Nova Fund	07	2003	10.000	12.525	0

Rydex VT Nova Fund	08	2005	13.971	14.156	0
Rydex VT Nova Fund	08	2004	12.509	13.971	0
Rydex VT Nova Fund	08	2003	10.000	12.509	0

Rydex VT OTC Fund	01	2005	15.296	15.204	0
Rydex VT OTC Fund	01	2004	14.231	15.296	114
Rydex VT OTC Fund	01	2003	9.956	14.231	114
Rydex VT OTC Fund	01	2002	10.000	9.956	0

Rydex VT OTC Fund	02	2005	15.228	15.106	9,912
Rydex VT OTC Fund	02	2004	14.197	15.228	9,912
Rydex VT OTC Fund	02	2003	9.952	14.197	9,904
Rydex VT OTC Fund	02	2002	10.000	9.952	0

Rydex VT OTC Fund	03	2005	15.211	15.081	0
Rydex VT OTC Fund	03	2004	14.188	15.211	0
Rydex VT OTC Fund	03	2003	9.951	14.188	0
Rydex VT OTC Fund	03	2002	10.000	9.951	0

Rydex VT OTC Fund	04	2005	15.160	15.008	804
Rydex VT OTC Fund	04	2004	14.162	15.160	787
Rydex VT OTC Fund	04	2003	9.948	14.162	584
Rydex VT OTC Fund	04	2002	10.000	9.948	0

Rydex VT OTC Fund	05	2005	15.143	14.983	0
Rydex VT OTC Fund	05	2004	14.154	15.143	0
Rydex VT OTC Fund	05	2003	9.947	14.154	0
Rydex VT OTC Fund	05	2002	10.000	9.947	0

Rydex VT OTC Fund	06	2005	15.092	14.910	0
Rydex VT OTC Fund	06	2004	14.128	15.092	0
Rydex VT OTC Fund	06	2003	9.944	14.128	0
Rydex VT OTC Fund	06	2002	10.000	9.944	0

Rydex VT OTC Fund	07	2005	13.044	12.880	0
Rydex VT OTC Fund	07	2004	12.217	13.044	0
Rydex VT OTC Fund	07	2003	10.000	12.217	0

Rydex VT OTC Fund	08	2005	13.000	12.811	0
Rydex VT OTC Fund	08	2004	12.201	13.000	0
Rydex VT OTC Fund	08	2003	10.000	12.201	0

Sun Cap Value Small Cap Portfolio	01	2005	16.417	16.837	129,260
Sun Cap Value Small Cap Portfolio	01	2004	14.102	16.417	124,412
Sun Cap Value Small Cap Portfolio	01	2003	10.130	14.102	83,653
Sun Cap Value Small Cap Portfolio	01	2002	10.000	10.130	138

Sun Cap Value Small Cap Portfolio	02	2005	16.344	16.728	62,517
Sun Cap Value Small Cap Portfolio	02	2004	14.068	16.344	61,114
Sun Cap Value Small Cap Portfolio	02	2003	10.126	14.068	47,578
Sun Cap Value Small Cap Portfolio	02	2002	10.000	10.126	0

Sun Cap Value Small Cap Portfolio	03	2005	16.325	16.701	2,392
Sun Cap Value Small Cap Portfolio	03	2004	14.059	16.325	2,690
Sun Cap Value Small Cap Portfolio	03	2003	10.125	14.059	2,834
Sun Cap Value Small Cap Portfolio	03	2002	10.000	10.125	0

Sun Cap Value Small Cap Portfolio	04	2005	16.270	16.620	201,412
Sun Cap Value Small Cap Portfolio	04	2004	14.034	16.270	202,844
Sun Cap Value Small Cap Portfolio	04	2003	10.122	14.034	144,466
Sun Cap Value Small Cap Portfolio	04	2002	10.000	10.122	100

Sun Cap Value Small Cap Portfolio	05	2005	16.252	16.593	0
Sun Cap Value Small Cap Portfolio	05	2004	14.025	16.252	0
Sun Cap Value Small Cap Portfolio	05	2003	10.121	14.025	0
Sun Cap Value Small Cap Portfolio	05	2002	10.000	10.121	0

Sun Cap Value Small Cap Portfolio	06	2005	16.198	16.512	25,010
Sun Cap Value Small Cap Portfolio	06	2004	14.000	16.198	28,004
Sun Cap Value Small Cap Portfolio	06	2003	10.118	14.000	12,046
Sun Cap Value Small Cap Portfolio	06	2002	10.000	10.118	0

Sun Cap Value Small Cap Portfolio	07	2005	15.112	15.397	49,204
Sun Cap Value Small Cap Portfolio	07	2004	13.068	15.112	46,953
Sun Cap Value Small Cap Portfolio	07	2003	10.000	13.068	28,086

Sun Cap Value Small Cap Portfolio	08	2005	15.061	15.314	308
Sun Cap Value Small Cap Portfolio	08	2004	13.051	15.061	786
Sun Cap Value Small Cap Portfolio	08	2003	10.000	13.051	262

Sun Capital All Cap Fund	01	2005	19.788	19.313	3,704
Sun Capital All Cap Fund	01	2004	16.722	19.788	3,978
Sun Capital All Cap Fund	01	2003	11.126	16.722	1,588
Sun Capital All Cap Fund	01	2002	10.000	11.126	0

Sun Capital All Cap Fund	02	2005	19.700	19.188	3,822
Sun Capital All Cap Fund	02	2004	16.681	19.700	4,052
Sun Capital All Cap Fund	02	2003	11.122	16.681	3,657
Sun Capital All Cap Fund	02	2002	10.000	11.122	0

Sun Capital All Cap Fund	03	2005	19.678	19.157	0
Sun Capital All Cap Fund	03	2004	16.671	19.678	0
Sun Capital All Cap Fund	03	2003	11.121	16.671	0
Sun Capital All Cap Fund	03	2002	10.000	11.121	0

Sun Capital All Cap Fund	04	2005	19.611	19.064	1,532
Sun Capital All Cap Fund	04	2004	16.640	19.611	1,701
Sun Capital All Cap Fund	04	2003	11.117	16.640	132
Sun Capital All Cap Fund	04	2002	10.000	11.117	0

Sun Capital All Cap Fund	05	2005	19.590	19.033	0
Sun Capital All Cap Fund	05	2004	16.630	19.590	0
Sun Capital All Cap Fund	05	2003	11.116	16.630	0
Sun Capital All Cap Fund	05	2002	10.000	11.116	0

Sun Capital All Cap Fund	06	2005	19.524	18.940	336
Sun Capital All Cap Fund	06	2004	16.600	19.524	337
Sun Capital All Cap Fund	06	2003	11.113	16.600	337
Sun Capital All Cap Fund	06	2002	10.000	11.113	0

Sun Capital All Cap Fund	07	2005	14.930	14.476	243
Sun Capital All Cap Fund	07	2004	12.700	14.930	0
Sun Capital All Cap Fund	07	2003	10.000	12.700	0

Sun Capital All Cap Fund	08	2005	14.880	14.398	0
Sun Capital All Cap Fund	08	2004	12.684	14.880	0
Sun Capital All Cap Fund	08	2003	10.000	12.684	0

Sun Capital Blue Chip Mid	01	2005	15.276	17.511	64,206
Sun Capital Blue Chip Mid	01	2004	13.381	15.276	64,372
Sun Capital Blue Chip Mid	01	2003	10.002	13.381	41,348
Sun Capital Blue Chip Mid	01	2002	10.000	10.002	89

Sun Capital Blue Chip Mid	02	2005	15.208	17.398	30,437
Sun Capital Blue Chip Mid	02	2004	13.348	15.208	31,637
Sun Capital Blue Chip Mid	02	2003	9.998	13.348	22,579
Sun Capital Blue Chip Mid	02	2002	10.000	9.998	0

Sun Capital Blue Chip Mid	03	2005	15.191	17.369	1,467
Sun Capital Blue Chip Mid	03	2004	13.340	15.191	1,902
Sun Capital Blue Chip Mid	03	2003	9.997	13.340	2,013
Sun Capital Blue Chip Mid	03	2002	10.000	9.997	0

Sun Capital Blue Chip Mid	04	2005	15.140	17.284	120,515
Sun Capital Blue Chip Mid	04	2004	13.315	15.140	129,876
Sun Capital Blue Chip Mid	04	2003	9.994	13.315	96,078
Sun Capital Blue Chip Mid	04	2002	10.000	9.994	116

Sun Capital Blue Chip Mid	05	2005	15.123	17.256	0
Sun Capital Blue Chip Mid	05	2004	13.307	15.123	0
Sun Capital Blue Chip Mid	05	2003	9.993	13.307	0
Sun Capital Blue Chip Mid	05	2002	10.000	9.993	0

Sun Capital Blue Chip Mid	06	2005	15.072	17.172	11,324
Sun Capital Blue Chip Mid	06	2004	13.283	15.072	12,957
Sun Capital Blue Chip Mid	06	2003	9.990	13.283	6,079
Sun Capital Blue Chip Mid	06	2002	10.000	9.990	0

Sun Capital Blue Chip Mid	07	2005	13.762	15.672	24,718
Sun Capital Blue Chip Mid	07	2004	12.135	13.762	26,985
Sun Capital Blue Chip Mid	07	2003	10.000	12.135	16,884

Sun Capital Blue Chip Mid	08	2005	13.716	15.588	233
Sun Capital Blue Chip Mid	08	2004	12.119	13.716	209
Sun Capital Blue Chip Mid	08	2003	10.000	12.119	220

Sun Capital Davis Venture Value Fund	01	2005	14.114	15.224	3,720
Sun Capital Davis Venture Value Fund	01	2004	12.769	14.114	3,788
Sun Capital Davis Venture Value Fund	01	2003	9.953	12.769	5,025
Sun Capital Davis Venture Value Fund	01	2002	10.000	9.953	0

Sun Capital Davis Venture Value Fund	02	2005	14.051	15.126	9,887
Sun Capital Davis Venture Value Fund	02	2004	12.738	14.051	9,993
Sun Capital Davis Venture Value Fund	02	2003	9.949	12.738	9,194
Sun Capital Davis Venture Value Fund	02	2002	10.000	9.949	0

Sun Capital Davis Venture Value Fund	03	2005	14.035	15.101	1,207
Sun Capital Davis Venture Value Fund	03	2004	12.730	14.035	1,208
Sun Capital Davis Venture Value Fund	03	2003	9.948	12.730	1,208
Sun Capital Davis Venture Value Fund	03	2002	10.000	9.948	0

Sun Capital Davis Venture Value Fund	04	2005	13.988	15.027	20,925
Sun Capital Davis Venture Value Fund	04	2004	12.706	13.988	22,895
Sun Capital Davis Venture Value Fund	04	2003	9.945	12.706	20,229
Sun Capital Davis Venture Value Fund	04	2002	10.000	9.945	0

Sun Capital Davis Venture Value Fund	05	2005	13.972	15.003	0
Sun Capital Davis Venture Value Fund	05	2004	12.699	13.972	0
Sun Capital Davis Venture Value Fund	05	2003	9.944	12.699	0
Sun Capital Davis Venture Value Fund	05	2002	10.000	9.944	0

Sun Capital Davis Venture Value Fund	06	2005	13.925	14.929	4,892
Sun Capital Davis Venture Value Fund	06	2004	12.676	13.925	5,752
Sun Capital Davis Venture Value Fund	06	2003	9.941	12.676	5,692
Sun Capital Davis Venture Value Fund	06	2002	10.000	9.941	0

Sun Capital Davis Venture Value Fund	07	2005	13.314	14.267	0
Sun Capital Davis Venture Value Fund	07	2004	12.125	13.314	0
Sun Capital Davis Venture Value Fund	07	2003	10.000	12.125	0

Sun Capital Davis Venture Value Fund	08	2005	13.269	14.190	0
Sun Capital Davis Venture Value Fund	08	2004	12.109	13.269	0
Sun Capital Davis Venture Value Fund	08	2003	10.000	12.109	0

Sun Capital Investment Grade Bond Fund	01	2005	11.733	11.761	28,208
Sun Capital Investment Grade Bond Fund	01	2004	11.217	11.733	27,150
Sun Capital Investment Grade Bond Fund	01	2003	10.406	11.217	22,793
Sun Capital Investment Grade Bond Fund	01	2002	10.000	10.406	0

Sun Capital Investment Grade Bond Fund	02	2005	11.681	11.685	12,675
Sun Capital Investment Grade Bond Fund	02	2004	11.189	11.681	14,634
Sun Capital Investment Grade Bond Fund	02	2003	10.402	11.189	10,531
Sun Capital Investment Grade Bond Fund	02	2002	10.000	10.402	0

Sun Capital Investment Grade Bond Fund	03	2005	11.668	11.666	0
Sun Capital Investment Grade Bond Fund	03	2004	11.183	11.668	0
Sun Capital Investment Grade Bond Fund	03	2003	10.401	11.183	0
Sun Capital Investment Grade Bond Fund	03	2002	10.000	10.401	0

Sun Capital Investment Grade Bond Fund	04	2005	11.629	11.609	9,258
Sun Capital Investment Grade Bond Fund	04	2004	11.162	11.629	9,684
Sun Capital Investment Grade Bond Fund	04	2003	10.398	11.162	9,690
Sun Capital Investment Grade Bond Fund	04	2002	10.000	10.398	302

Sun Capital Investment Grade Bond Fund	05	2005	11.616	11.590	0
Sun Capital Investment Grade Bond Fund	05	2004	11.155	11.616	0
Sun Capital Investment Grade Bond Fund	05	2003	10.397	11.155	0
Sun Capital Investment Grade Bond Fund	05	2002	10.000	10.397	0

Sun Capital Investment Grade Bond Fund	06	2005	11.577	11.533	0
Sun Capital Investment Grade Bond Fund	06	2004	11.135	11.577	0
Sun Capital Investment Grade Bond Fund	06	2003	10.394	11.135	0
Sun Capital Investment Grade Bond Fund	06	2002	10.000	10.394	0

Sun Capital Investment Grade Bond Fund	07	2005	10.599	10.553	0
Sun Capital Investment Grade Bond Fund	07	2004	10.199	10.599	0
Sun Capital Investment Grade Bond Fund	07	2003	10.000	10.199	0

Sun Capital Investment Grade Bond Fund	08	2005	10.563	10.496	0
Sun Capital Investment Grade Bond Fund	08	2004	10.186	10.563	0
Sun Capital Investment Grade Bond Fund	08	2003	10.000	10.186	0

Sun Capital Money Market Fund	01	2005	9.772	9.871	104,000
Sun Capital Money Market Fund	01	2004	9.869	9.772	139,672
Sun Capital Money Market Fund	01	2003	9.985	9.869	88,173
Sun Capital Money Market Fund	01	2002	10.000	9.985	5

Sun Capital Money Market Fund	02	2005	9.729	9.807	113,294
Sun Capital Money Market Fund	02	2004	9.845	9.729	158,936
Sun Capital Money Market Fund	02	2003	9.981	9.845	303,295
Sun Capital Money Market Fund	02	2002	10.000	9.981	13,080

Sun Capital Money Market Fund	03	2005	9.718	9.791	24,995
Sun Capital Money Market Fund	03	2004	9.839	9.718	11,105
Sun Capital Money Market Fund	03	2003	9.980	9.839	11,880
Sun Capital Money Market Fund	03	2002	10.000	9.980	0

Sun Capital Money Market Fund	04	2005	9.685	9.744	88,966
Sun Capital Money Market Fund	04	2004	9.821	9.685	148,423
Sun Capital Money Market Fund	04	2003	9.977	9.821	92,992
Sun Capital Money Market Fund	04	2002	10.000	9.977	0

Sun Capital Money Market Fund	05	2005	9.674	9.728	0
Sun Capital Money Market Fund	05	2004	9.815	9.674	0
Sun Capital Money Market Fund	05	2003	9.976	9.815	0
Sun Capital Money Market Fund	05	2002	10.000	9.976	0

Sun Capital Money Market Fund	06	2005	9.642	9.680	14,586
Sun Capital Money Market Fund	06	2004	9.797	9.642	29,531
Sun Capital Money Market Fund	06	2003	9.973	9.797	11,075
Sun Capital Money Market Fund	06	2002	10.000	9.973	0

Sun Capital Money Market Fund	07	2005	9.717	9.751	13,575
Sun Capital Money Market Fund	07	2004	9.879	9.717	20,282
Sun Capital Money Market Fund	07	2003	10.000	9.879	8,965

Sun Capital Money Market Fund	08	2005	9.684	9.698	0
Sun Capital Money Market Fund	08	2004	9.866	9.684	1,458
Sun Capital Money Market Fund	08	2003	10.000	9.866	0

Sun Capital Real Estate Fund	01	2005	18.594	20.046	81,128
Sun Capital Real Estate Fund	01	2004	14.188	18.594	78,984
Sun Capital Real Estate Fund	01	2003	10.617	14.188	55,246
Sun Capital Real Estate Fund	01	2002	10.000	10.617	82

Sun Capital Real Estate Fund	02	2005	18.511	19.916	46,228
Sun Capital Real Estate Fund	02	2004	14.154	18.511	48,207
Sun Capital Real Estate Fund	02	2003	10.613	14.154	42,706
Sun Capital Real Estate Fund	02	2002	10.000	10.613	418

Sun Capital Real Estate Fund	03	2005	18.490	19.884	1,480
Sun Capital Real Estate Fund	03	2004	14.145	18.490	1,697
Sun Capital Real Estate Fund	03	2003	10.612	14.145	1,954
Sun Capital Real Estate Fund	03	2002	10.000	10.612	0

Sun Capital Real Estate Fund	04	2005	18.428	19.787	131,518
Sun Capital Real Estate Fund	04	2004	14.119	18.428	134,761
Sun Capital Real Estate Fund	04	2003	10.609	14.119	107,622
Sun Capital Real Estate Fund	04	2002	10.000	10.609	43

Sun Capital Real Estate Fund	05	2005	18.407	19.755	0
Sun Capital Real Estate Fund	05	2004	14.111	18.407	0
Sun Capital Real Estate Fund	05	2003	10.608	14.111	0
Sun Capital Real Estate Fund	05	2002	10.000	10.608	0

Sun Capital Real Estate Fund	06	2005	18.345	19.658	16,273
Sun Capital Real Estate Fund	06	2004	14.085	18.345	19,077
Sun Capital Real Estate Fund	06	2003	10.604	14.085	8,894
Sun Capital Real Estate Fund	06	2002	10.000	10.604	0

Sun Capital Real Estate Fund	07	2005	15.821	16.944	30,350
Sun Capital Real Estate Fund	07	2004	12.153	15.821	30,305
Sun Capital Real Estate Fund	07	2003	10.000	12.153	20,538

Sun Capital Real Estate Fund	08	2005	15.768	16.853	184
Sun Capital Real Estate Fund	08	2004	12.137	15.768	560
Sun Capital Real Estate Fund	08	2003	10.000	12.137	187

Templeton Foreign Securities Fund Class 2	01	2005	15.108	16.362	15,287
Templeton Foreign Securities Fund Class 2	01	2004	12.967	15.108	15,576
Templeton Foreign Securities Fund Class 2	01	2003	9.977	12.967	13,569
Templeton Foreign Securities Fund Class 2	01	2002	10.000	9.977	0

Templeton Foreign Securities Fund Class 2	02	2005	15.041	16.256	8,102
Templeton Foreign Securities Fund Class 2	02	2004	12.936	15.041	7,904
Templeton Foreign Securities Fund Class 2	02	2003	9.973	12.936	6,918
Templeton Foreign Securities Fund Class 2	02	2002	10.000	9.973	0

Templeton Foreign Securities Fund Class 2	03	2005	15.024	16.230	0
Templeton Foreign Securities Fund Class 2	03	2004	12.928	15.024	0
Templeton Foreign Securities Fund Class 2	03	2003	9.972	12.928	0
Templeton Foreign Securities Fund Class 2	03	2002	10.000	9.972	0

Templeton Foreign Securities Fund Class 2	04	2005	14.973	16.150	5,315
Templeton Foreign Securities Fund Class 2	04	2004	12.904	14.973	5,145
Templeton Foreign Securities Fund Class 2	04	2003	9.969	12.904	4,912
Templeton Foreign Securities Fund Class 2	04	2002	10.000	9.969	0

Templeton Foreign Securities Fund Class 2	05	2005	14.957	16.124	0
Templeton Foreign Securities Fund Class 2	05	2004	12.896	14.957	0
Templeton Foreign Securities Fund Class 2	05	2003	9.968	12.896	0
Templeton Foreign Securities Fund Class 2	05	2002	10.000	9.968	0

Templeton Foreign Securities Fund Class 2	06	2005	14.906	16.045	0
Templeton Foreign Securities Fund Class 2	06	2004	12.873	14.906	0
Templeton Foreign Securities Fund Class 2	06	2003	9.965	12.873	0
Templeton Foreign Securities Fund Class 2	06	2002	10.000	9.965	0

Templeton Foreign Securities Fund Class 2	07	2005	14.652	15.763	0
Templeton Foreign Securities Fund Class 2	07	2004	12.659	14.652	0
Templeton Foreign Securities Fund Class 2	07	2003	10.000	12.659	0

Templeton Foreign Securities Fund Class 2	08	2005	14.602	15.678	0
Templeton Foreign Securities Fund Class 2	08	2004	12.643	14.602	0
Templeton Foreign Securities Fund Class 2	08	2003	10.000	12.643	0

Templeton Growth Securities Fund Class 2	01	2005	14.834	15.875	1,555
Templeton Growth Securities Fund Class 2	01	2004	13.006	14.834	1,537
Templeton Growth Securities Fund Class 2	01	2003	10.013	13.006	1,675
Templeton Growth Securities Fund Class 2	01	2002	10.000	10.013	521

Templeton Growth Securities Fund Class 2	02	2005	14.768	15.772	3,949
Templeton Growth Securities Fund Class 2	02	2004	12.975	14.768	3,853
Templeton Growth Securities Fund Class 2	02	2003	10.009	12.975	2,905
Templeton Growth Securities Fund Class 2	02	2002	10.000	10.009	0

Templeton Growth Securities Fund Class 2	03	2005	14.751	15.746	156
Templeton Growth Securities Fund Class 2	03	2004	12.967	14.751	171
Templeton Growth Securities Fund Class 2	03	2003	10.008	12.967	187
Templeton Growth Securities Fund Class 2	03	2002	10.000	10.008	0

Templeton Growth Securities Fund Class 2	04	2005	14.701	15.669	3,180
Templeton Growth Securities Fund Class 2	04	2004	12.943	14.701	3,042
Templeton Growth Securities Fund Class 2	04	2003	10.005	12.943	1,046
Templeton Growth Securities Fund Class 2	04	2002	10.000	10.005	0

Templeton Growth Securities Fund Class 2	05	2005	14.685	15.644	0
Templeton Growth Securities Fund Class 2	05	2004	12.935	14.685	0
Templeton Growth Securities Fund Class 2	05	2003	10.004	12.935	0
Templeton Growth Securities Fund Class 2	05	2002	10.000	10.004	0

Templeton Growth Securities Fund Class 2	06	2005	14.636	15.567	0
Templeton Growth Securities Fund Class 2	06	2004	12.912	14.636	0
Templeton Growth Securities Fund Class 2	06	2003	10.001	12.912	0
Templeton Growth Securities Fund Class 2	06	2002	10.000	10.001	0

Templeton Growth Securities Fund Class 2	07	2005	14.152	15.046	0
Templeton Growth Securities Fund Class 2	07	2004	12.492	14.152	0
Templeton Growth Securities Fund Class 2	07	2003	10.000	12.492	0

Templeton Growth Securities Fund Class 2	08	2005	14.105	14.965	0
Templeton Growth Securities Fund Class 2	08	2004	12.475	14.105	0
Templeton Growth Securities Fund Class 2	08	2003	10.000	12.475	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS.

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses incurred by the registrant in connection with the issuance and distribution of the securities registered hereby, other than underwriting discounts and commissions, are as follows*:

SEC Registration Fee	$ 100
Printing and Engraving	15,000
Accounting Fees and Expenses	10,000
Legal Fees and Expenses	15,000

$40,100
-----------------

*   Except for SEC Registration Fee, all expenses are estimates

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Sun Life Assurance Company of Canada (U.S.)

Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 14, 2004, provides for indemnification of directors and officers as follows:

"Section 8.01.  General.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, have reasonable cause to believe that his or her conduct was unlawful.

Section 8.02.  Actions by or in the Right of the Corporation.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.03  Indemnification Against Expenses.  To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.04.  Board Determinations.  Any indemnification under Sections 8.01 and 8.02 hereof (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such disinterested directors or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

Section 8.05.  Advancement of Expenses.  Expenses including attorneys’ fees incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by law or in this Article. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 8.06.  Nonexclusive.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which any director, officer, employee or agent of the corporation seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.07.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of applicable statutes, the certificate of incorporation or this Article.

Section 8.08.  Certain Definitions.  For purposes of this Article, (a) references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (b) references to "other enterprises" shall include employee benefit plans; (c) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (d) references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

Section 8.09.  Change in Governing Law.  In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law that limits indemnification rights thereunder, the corporation shall, to the extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding."

ITEM 16. EXHIBITS

Exhibit

Number Description
------------------

(1)	Underwriting Agreement (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998)

(4)(a)**	Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002)

(4)(b)**	Specimen Certificate to be used in connection with Contract filed as Exhibit 4(a) (Incorporated by reference from Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002)

(4)(c)**	Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Registration Statement on Form N-4, File No. 333-83256 filed on February 22, 2002)

(4)(d)***
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, Filed on February 14, 2002)

(4)(e)***
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(d) (Incorporated herein by reference to the Registration statement on Form N-4, File No. 333-74884, filed on December 10, 2001)

(4)(f)***
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, Filed on February 14, 2002)

(4)(g)****	Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83364, filed on February 25, 2002)

(4)(h)****
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(g) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83364, filed on February 25, 2002)

(4)(i)****
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83364, filed on February 25, 2002)

(4)(j)*****	Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83362, filed on February 25, 2002)

(4)(k)*****
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(j) (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83362, filed on February 25, 2002)

(4)(l)*****
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83362, filed on February 25, 2002)

(5)
Opinion and Consent of Counsel regarding legality of annuity contracts providing for the market value adjustment interests being registered (included in the initial filing of this Form S-3 Registration Statement, filed on December 19, 2008)

(23)(a)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(23)(b)	Consent of Counsel (included as part of the opinion filed as Exhibit 5)

(24)	Powers of Attorney (included as part of the Signature pages to initial filing of this Form S-3 Registration Statement on December 19, 2008)

*Filed herewith

**This exhibit pertains to MFS Regatta Choice II, Columbia All-Star Traditions, Columbia Security Seven, Sun Life Financial Masters Choice and Sun Life Financial Masters VII.

***This exhibit pertains to Columbia All-Star, Futurity Select Four Plus, Sun Life Financial Masters Flex, and Sun Life Financial Masters IV.

****This exhibit pertains to Columbia All-Star Freedom, Futurity Select Freedom, and Sun Life Financial Masters Access.

*****This exhibit pertains to Columbia All-Star Extra, Futurity Select Incentive, and Sun Life Financial Masters Extra.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant hereby undertakes:

        (1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

Provided, however, that paragraphs (a)(1)(i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission  by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

        (2)  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4)  That, each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in the registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

        (5)  That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that, in a primary offering of securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(ii)  any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)  any portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant;  and

(iv)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Life Assurance Company of Canada (U.S.), certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3* and has duly caused this amendment to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wellesley Hills, Commonwealth of Massachusetts, on the 19th day of December, 2008.

Sun Life Assurance Company of Canada (U.S.)
(Registrant)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President

By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

SIGNATURES AND POWERS OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	December 19, 2008
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer and	December 19, 2008
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer	December 19, 2008
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	December 19, 2008
Sandra M. DaDalt	John A. Boscia, Director
Scott M. Davis, Director
Richard P. McKenney, Director
Terrence J. Mullen, Director

* In making this representation the Registrant relies on Instruction 3 to the Signatures requirement for Form S-3 in that, to the extent that the registered securities have not received an investment grade rating, Registrant reasonably believes that such rating will be obtained before the first sale of those securities pursuant to this Registration Statement.